As filed with the Securities and Exchange Commission on August 19, 2009

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

1933 Act File No. 333-

FORM N-2

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

PRE-EFFECTIVE AMENDMENT NO.

POST-EFFECTIVE AMENDMENT NO.

AMERICAN CAPITAL, LTD.

(Exact name of registrant as specified in charter)

2 BETHESDA METRO CENTER

14TH FLOOR

BETHESDA, MD 20814

(Address of principal executive offices)

Registrant’s telephone number, including area code: (301) 951-6122

SAMUEL A. FLAX, ESQ.

EXECUTIVE VICE PRESIDENT, GENERAL COUNSEL,

CHIEF COMPLIANCE OFFICER AND SECRETARY

2 BETHESDA METRO CENTER

14TH FLOOR

BETHESDA, MD 20814

(Name and address of agent for service)

COPIES TO:

RICHARD E. BALTZ, ESQ.

Arnold & Porter LLP

555 Twelfth Street, N.W.

Washington, DC 20004-1206

(202) 942-5000

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:

From time to time after the effective date of this registration statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), other than securities offered in connection with a dividend reinvestment plan, check the following box. ☑

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT

Title of Securities Being Registered	Amount Being Registered(1)	Proposed Maximum Aggregate Offering Price(2)	Amount of Registration Fee(3)
Common Stock, $0.01 par value per share; Preferred Stock, $0.01 par value per share; and Debt Securities	$0	$1,500,000,000	$0

(1)	We are registering hereunder a presently indeterminate number of shares of common stock, shares of preferred stock and debt securities. In reliance upon Rule 429 under the Securities Act, this amount was previously registered by the registrant under a registration statement on Form N-2 (File No. 333-150270). $1,500,000,000 unsold under the prospectus contained in such prior registration statement is carried forward into this Registration Statement, and the prospectus contained as a part of this Registration Statement shall be deemed to be combined with the prospectus contained in the above referenced registration statement, which has previously been filed.
(2)	Estimated solely for the purpose of computing the registration fee pursuant to Rule 457(o) of the Securities Act.
(3)	In reliance upon Rule 429 under the Securities Act, $1,500,000,000 unsold under a registration statement on Form N-2 (File No. 333-150270) is carried forward into this Registration Statement. A registration fee of $171,882 has been paid previously with respect to those carried forward securities. As a result, no registration fee is submitted herewith.

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act, or until this registration statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), shall determine.

The information in this prospectus is not complete and may be changed. We may not sell these Securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these Securities and is not soliciting an offer to buy these Securities in any state where the offer or sale is not permitted.

PROSPECTUS

American Capital, Ltd.

$1,500,000,000

COMMON STOCK

PREFERRED STOCK

DEBT SECURITIES

We may offer, from time to time, up to $1,500,000,000 aggregate initial offering price of our common stock, $0.01 par value per share, preferred stock, $0.01 par value per share, or one or more classes or series of debt securities (collectively, the “Securities”) in one or more offerings. The Securities may be offered separately or together, in amounts, at prices and on terms to be disclosed in one or more supplements to this prospectus. Our securities may be offered directly to one or more purchasers, including existing shareholders in a rights offering, by us or through agents designated from time to time by us, or to or through underwriters or dealers. In the case of our common stock, except as otherwise noted herein, the offering price per share by us less any underwriting commissions or discounts will not be less than the net asset value per share of our common stock at the time we make the offering. You should read this prospectus and the applicable prospectus supplement carefully before you invest in our Securities. Our common stock is traded on The NASDAQ Global Select Market under the symbol “ACAS.” As of August 14, 2009, the last reported sales price for our common stock was $2.94.

We are a non-diversified closed-end management investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). We are a publicly traded private equity fund and a global asset manager. Our primary business objectives are to increase our taxable income, net realized earnings and net asset value by investing in senior debt, subordinated debt and equity of private and public companies with attractive current yields and/or potential for equity appreciation and realized gains and by investing in our alternative asset manager business.

This prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference. Additional information about us, including our annual, quarterly and current reports, proxy statements and our Statement of Additional Information (“SAI”), dated as of the same date as this prospectus, has been filed with the U.S. Securities and Exchange Commission (the “SEC”). You may obtain a copy of any of these documents by writing us at our principal office, which is located at 2 Bethesda Metro Center, 14th Floor, Bethesda, MD 20814, Attention: Investor Relations or by calling 1-800-543-1976. This information is also available at our web site www.AmericanCapital.com. We will not charge you for these documents. The SEC maintains a web site (http://www.sec.gov) that contains the SAI and other information regarding us. The SAI is incorporated by reference in its entirety into this prospectus and its table of contents appears on page [    ] of the prospectus. See “Statement of Additional Information.”

An investment in our Securities involves certain risks, including, among other things, risks relating to investments in securities of small, private and developing businesses. We describe some of these risks in the section entitled “Risk Factors,” which begins on page 10. You should carefully consider these risks together with all of the other information contained in this prospectus and any prospectus supplement before making a decision to purchase our Securities.

The Securities being offered have not been approved or disapproved by the SEC or any state securities commission nor has the SEC or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

This prospectus may not be used to consummate sales of the Securities by us through agents, underwriters or dealers unless accompanied by a prospectus supplement and/or pricing supplement.

The date of this prospectus is                     , 2009

PROSPECTUS SUMMARY

The following summary contains basic information about this offering. It likely does not contain all the information that is important to an investor. For a more complete understanding of this offering, we encourage you to read this entire document and the documents to which we have referred.

Information contained or incorporated by reference in this prospectus or prospectus summary may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, which can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “plans,” “anticipate,” “estimate” or “continue” or the negative thereof or other variations thereon or comparable terminology. The matters described in “Risk Factors” and certain other factors noted throughout this prospectus and in any exhibits to the registration statement of which this prospectus is a part, constitute cautionary statements identifying important factors with respect to any such forward-looking statements, including certain risks and uncertainties, that could cause actual results to differ materially from those in such forward-looking statements.

AMERICAN CAPITAL, LTD.

American Capital, Ltd. (formerly known as American Capital Strategies, Ltd., and referred to throughout this prospectus as “American Capital”, “we” and “us”) is a publicly traded private equity fund and global asset manager. We primarily invest in senior debt, subordinated debt and equity in the buyouts of private companies sponsored by us (“American Capital One-Stop Buyouts™”) and buyouts of private companies sponsored by other private equity firms (“American Capital One Stop Financings”) and provide capital directly to early stage and mature private and small public companies. In addition, we also invest in structured product investments including commercial mortgage backed securities (“CMBS”) collateralized loan obligation (“CLO”) securities and collateralized debt obligation (“CDO”) securities (collectively, “Structured Products”) and invest in alternative asset funds managed by us. We are also an alternative asset manager with $11 billion of capital resources under management as of June 30, 2009.

Our primary business objectives are to increase our taxable income, net realized earnings and net asset value (“NAV”) by investing in private equity, private debt, private real estate investments, early-, middle- and late-stage technology investments, special situations, credit opportunities, alternative asset funds managed by us and structured finance investments with attractive current yields and/or potential for equity appreciation and realized gains.

In addition to managing American Capital’s assets and providing management services to portfolio companies of American Capital, we, through our ownership of American Capital, LLC, a wholly-owned portfolio company, also manage the following alternative asset funds: European Capital Limited (“European Capital”), American Capital Agency Corp. (“AGNC”), American Capital Equity I, LLC (“ACE I”), American Capital Equity II, LP (“ACE II”), ACAS CLO 2007-1, Ltd. (“ACAS CLO-1”) and ACAS CRE CDO 2007-1, Ltd. (“ACAS CRE CDO”). Our business consists of two primary segments—our investment portfolio and our alternative asset management business.

American Capital Investment Portfolio

We provide investment capital to middle market companies, which we generally consider to be companies with sales between $10 million and $750 million. We primarily invest in senior debt, mezzanine debt and equity in the buyouts of private companies sponsored by us, the buyouts of private companies sponsored by other private equity firms and directly to early stage and mature private and small public companies. We refer to our investments in these companies as our private finance portfolio companies. Currently, we will invest up to $400 million in a single middle market transaction in North America. We also invest in Structured Products and alternative asset funds managed by us. Our largest portfolio investment at cost as of June 30, 2009, excluding our investments in alternative asset funds, was $385 million. Our largest investment in an alternative asset fund at cost as of June 30, 2009, was $1.3 billion. As of June 30, 2009, our average investment size, at fair value, was $30 million, or 0.5% of total assets.

Historically, a majority of our financings have been to assist in the funding of change of control management buyouts, and we expect that trend to continue. A change of control transaction could be the result of a sale of a portfolio company by another private equity firm, a corporate divestiture, a sale of a family-owned or closely-held business, a going private transaction or an ownership transition. As an investor in the buyouts of other private equity firms, we also support other private equity sponsors with mezzanine debt, senior debt and minority equity investments in order to allow them to leverage their capital base. From our initial public offering (“IPO”) in 1997 to June 30, 2009, we have partnered with approximately 150 equity sponsors.

Since our IPO in 1997 through June 30, 2009, we have invested committed capital of over $5 billion in equity securities and $17 billion in debt securities of middle market companies and also invested over $1.6 billion in Structured Products. Our loans typically range from $5 million to $100 million, mature in five to ten years, and require monthly or quarterly interest payments at fixed rates or variable rates generally based on the London Interbank Offered Rate (“LIBOR”), plus a margin. We price our debt and equity investments based on our analysis of each transaction. As of June 30, 2009, the weighted average effective interest rate on our private finance debt investments was 9.7%, including the impact of non-accruing loans. As of June 30, 2009, we had a fully-diluted weighted average ownership interest of 41% in our private finance portfolio companies with a total equity investment at fair value of over $1.7 billion.

Our private finance portfolio investments consist of loans and equity securities primarily to privately-held middle market companies. There is generally no publicly available information about these companies and a primary or secondary market for the trading of these privately issued loans and equity securities generally does not exist. These investments have been historically exited through normal repayment or a change in control transaction such as a sale or recapitalization of the portfolio company. The opportunity to be repaid or exit our investments may occur if a portfolio company repays our loans out of cash flows, refinances our loans, is sold in a change of control transaction, or sells its equity in a public offering or if we exercise any put rights. As a public company, we can invest with a long-term horizon compared to a limited partnership, which typically has a finite life and must sell investments in order to return capital to investors in a short time horizon.

Our ability to fund the entire capital structure is a competitive advantage in completing many middle market transactions. We often sponsor One-Stop Buyouts™ in which we provide most, if not all, of the senior debt, subordinated debt and equity financing in the transaction. We may initially fund all of the senior debt at closing and syndicate it to third-party lenders post closing. We have a loan syndications group that arranges to have all or part of the senior loans syndicated to third-party lenders. During the six months ended June 30, 2009 and the years ended December 31, 2008 and 2007, we syndicated $29 million, $349 million and $1.6 billion, respectively, of senior debt to third-party lenders.

As a BDC, we are required by law to make significant managerial assistance available to most of our portfolio companies. Such assistance typically involves providing guidance and counsel concerning the management, operations and business objectives and policies of the portfolio company to its management and board of directors, including participating on the company’s board of directors. As of December 31, 2008, we had board seats at 86 out of 177 of our private finance and managed fund portfolio companies and had board observation rights on 23 of our remaining private finance portfolio companies. We also have an operations team, including ex-CEOs with significant turnaround and bankruptcy experience, which provides intensive operational and managerial assistance. Providing assistance to our portfolio companies serves as an opportunity for us to maximize their value.

Through June 30, 2009, we have had 264 exits and repayments of over $11.9 billion of our originally invested committed capital, representing 49% of our total capital committed since our IPO, earning a 15% compounded annual return on these investments, including the interest, dividends, fees and net gains over the life of the investments. Since our IPO through June 30, 2009, we have earned a 30% compounded annual return on the exit of our equity securities, including dividends, fees and net realized gains. Since our IPO through June 30, 2009, we have realized $1,336 million in gross portfolio realized gains and $1,178 million in gross portfolio realized losses resulting in $158 million in cumulative portfolio net gains, excluding net gains and losses attributable to interest rate swap agreements, foreign currency and taxes on net gains.

Alternative Asset Management Business

As of June 30, 2009, our assets and capital resources under management totaled $11 billion, including $4 billion of assets and capital resources under management in our alternative asset funds. Our third-party alternative asset management business is conducted through our wholly-owned portfolio company, American Capital, LLC. In general, wholly-owned subsidiaries of American Capital, LLC enter into management agreements for each of our managed alternative asset funds. The discussion of the operations of American Capital, LLC in this prospectus includes its wholly-owned consolidated subsidiaries.

American Capital, LLC had over 70 employees as of June 30, 2009, including nine investment teams with over 25 investment professionals located in three offices in London, Paris and Frankfurt. We also provide American Capital, LLC access to our employees, infrastructure, business relationships, management expertise and capital raising capabilities. We charge American Capital, LLC a fee for the use of these services. American Capital, LLC generally earns base management fees based on the size of the managed alternative asset funds and may earn incentive income based on the performance of the alternative asset funds. In addition, we may invest directly into our alternative asset funds and earn investment income from those funds.

THE OFFERING

We may offer, from time to time, up to $1,500,000,000 of our Securities, on terms to be determined at the time of the offering. Our Securities may be offered at prices and on terms to be disclosed in one or more prospectus supplements. In the case of the offering of our common stock, the offering price per share less any underwriting commissions or discounts will not be less than the net asset value per share of our common stock. Additionally, we may not sell debt securities if our asset coverage ratio as a BDC would be less than 200% after giving effect to such offering.

Our Securities may be offered directly to one or more purchasers, including existing shareholders in a rights offering, by us or through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to the offering will disclose the terms of the offering, including the name or names of any agents or underwriters involved in the sale of our Securities by us, the purchase price, and any fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of our Securities through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of our Securities.

Set forth below is additional information regarding the offering of our Securities:

The NASDAQ Global Select Market Symbol	ACAS

Use of Proceeds	Unless otherwise specified in a prospectus supplement, we intend to use the net proceeds from the sale of our Securities for general corporate purposes, which may include investment in middle market companies in accordance with our investment objectives, repayment of indebtedness, acquisitions and other general corporate purposes. See “Use of Proceeds.”

Distributions	We have historically paid quarterly dividends to the holders of our common stock. However, in the fourth quarter of 2008, we revised our dividend policy to manage our capital base prospectively in the current volatile markets. Our Board of Directors will evaluate the declaration of our quarterly dividend after our financial results are determined each quarter, so that we may more precisely assess our taxable income, cash flow and changes in fair value to better manage our tangible net worth in the current volatile markets. See “Price Range of Common Stock and Distributions.” Certain additional amounts may be deemed as distributed to shareholders for income tax purposes. Other types of Securities will likely pay distributions in accordance with their terms.

Principal Risk Factors

Investment in our Securities involves certain risks relating to our structure and investment objectives that should be considered by the prospective purchasers of the Securities. We are currently in default under our unsecured borrowing arrangements and if we are unable to obtain a waiver with respect to such default, our creditors could accelerate the maturity of those borrowings. There is no guarantee that we will be successful in restructuring or refinancing our unsecured borrowing arrangements on acceptable terms. In our annual report on Form 10-K for the year ended December 31, 2008, our independent registered public accounting firm, Ernst & Young LLP, concluded that substantial doubt existed about our ability to continue as a going concern as a result of being in breach of certain financial covenants under our unsecured borrowing arrangements. If we cannot meet NASDAQ’s continued listing requirements, NASDAQ may delist our common stock, which would have an adverse impact on the liquidity and market price of our common stock, which may fluctuate significantly. There is a risk you may not receive dividends and that you may receive our stock as dividends. In addition, as a BDC, our portfolio includes securities primarily issued by privately held companies. These investments may involve a high degree of business and financial risk, and are generally less liquid than public securities. Also, our determinations of fair value of privately held securities may differ materially from the values that would exist if there was a ready market for these investments. A large number of entities compete for the same kind of investment opportunities as we do. Moreover, our business requires a substantial amount of cash to operate and to grow, and we are dependent on external financing for growth. Because we may currently be in a period of capital markets disruption and economic downturn, our ability to raise capital may be negatively impacted. Additionally, because we borrow funds to make investments in and loans to middle market businesses, we are exposed to the risks of leverage, which may be considered as a speculative investment technique. The failure to qualify as a regulated investment company (“RIC”) eligible for pass-through tax treatment under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) on income distributed to shareholders could also have a materially adverse effect on the total return, if any, obtainable from an investment in our Securities. See “Risk Factors” for a discussion of these risks.

Certain Anti-Takeover Provisions	Our certificate of incorporation and bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third-party from making an acquisition proposal for us and thereby inhibit a change in control of us in circumstances that could give the holders of our common stock the opportunity to realize a premium over the then prevailing market price for our common stock. See “Risk Factors—Provisions of our Third Amended and Restated Certificate of Incorporation and Second Amended and Restated Bylaws Could Deter Takeover Attempts” and “Certain Provisions of the Third Amended and Restated Certificate of Incorporation and the Second Amended and Restated Bylaws.”

Dividend Reinvestment Plan	Cash distributions to holders of our common stock may be reinvested under our Dividend Reinvestment Plan (“DRIP”) in additional whole and fractional shares of our common stock if you or your representative elects to enroll in the DRIP. See “Dividend Reinvestment Plan” and “Business—Regulated Investment Company Requirements.”

FEES AND EXPENSES

The following table will assist you in understanding the various costs and expenses that an investor in our common stock will bear directly or indirectly.

Shareholder Transaction Expenses
Sales load (as a percentage of offering price)	—%
DRIP fees(1)	—
Annual Expenses (as a percentage of consolidated net assets attributable to our common stock)(2)
Management fees	—
Interest payments on borrowed funds(3)	6.97%
Other expenses(4)	9.54%

Total annual expenses(5)	16.51%

(1)	The expenses of the DRIP are included in stock record expenses, a component of “Other expenses.” We have no cash purchase plan. The participants in the DRIP will bear a pro rata share of brokerage commissions incurred with respect to open market purchases, if any.
(2)	Consolidated net assets attributable to our common stock equal net assets (i.e., total assets less total liabilities) at December 31, 2008.
(3)	The interest payments on borrowed funds percentage is calculated by using our interest expense for the year ended December 31, 2008, divided by net assets attributable to our common stock as of December 31, 2008. We had outstanding borrowings of $4.4 billion at December 31, 2008. See “Risk Factors—We may incur additional debt that could increase your investment risks” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources.”
(4)	The “Other expenses” percentage is based on an estimate of annual expenses representing all of our operating expenses (except fees and expenses reported in other items of this table) that are deducted from our operating income and reflected as operating expenses in our statement of operations. The estimate of such annual other expenses is calculated by using our actual operating expenses, net of interest expense, for the year ended December 31, 2008, divided by net assets attributable to our common stock as of December 31, 2008.
(5)	Total annual estimated expenses as a percentage of consolidated net assets attributable to our common stock are higher than the total annual expenses percentage would be for a company that is not leveraged. We borrow money to leverage our net assets and increase our total assets. The total annual expenses percentage is required by the SEC to be calculated as a percentage of net assets, rather than the total assets, including assets that have been funded with borrowed monies. If the total estimated annual expenses percentage were calculated instead as a percentage of total assets as of December 31, 2008, our total annual expenses would be 6.59% of consolidated total assets as of December 31, 2008.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. These amounts are based upon payment by us of operating expenses at the levels set forth in the table above. In the event that securities to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will restate this example to reflect the applicable sales load.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$156	$415	$618	$954

This example should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. Moreover, while the example assumes (as required by the SEC) a 5% annual return, our performance will vary and may result in a return greater or less than 5%. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in our DRIP may receive shares purchased by the administrator of the DRIP at the market price in effect at the time, which may be at, above or below net asset value. See “Dividend Reinvestment Plan.”

ADDITIONAL INFORMATION

We have filed with the SEC a registration statement on Form N-2 under the Securities Act, with respect to the Securities offered by this prospectus. This prospectus, which is a part of the registration statement, does not contain all of the information set forth in the registration statement or exhibits and schedules thereto. For further information with respect to our business and our Securities, reference is made to the registration statement, including the amendments, exhibits and schedules thereto and the SAI, contained in the registration statement.

We also file reports, proxy statements and other information with the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). You may read or copy such reports, proxy statements and other information, as well as the registration statement and the amendments, exhibits and schedules thereto, at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. Information about the operation of the public reference facilities may be obtained by calling the SEC at 1-800-SEC-0330. The SEC maintains a web site that contains reports, proxy statements and other information regarding registrants, including us, that file such information electronically with the SEC. The address of the SEC’s web site is http://www.sec.gov. Copies of such material may also be obtained from the Office of Investor Education and Advocacy of the SEC by written request, fax or email, to: 100 F Street, N.E., Washington, D.C. 20549, (202) 772-9295, or PublicInfo@sec.gov, respectively, at prescribed rates. Our common stock is listed on The NASDAQ Global Select Market and our corporate web site is located at http://www.AmericanCapital.com. Information contained on our web site or on the SEC’s web site about us is not incorporated into this prospectus and you should not consider information contained on our web site or on the SEC’s web site to be part of this prospectus.

We make available free of charge on our web site our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and all amendments to those reports as soon as reasonably practicable after such material is electronically filed with or furnished to the SEC.

We also furnish to our shareholders annual reports, which will include annual financial information that has been examined and reported on, with an opinion expressed, by our independent registered public accounting firm. See “Independent Registered Public Accounting Firm.”

Selected Condensed Consolidated Financial Data

(in millions, except per share data)

You should read the condensed consolidated financial information below with the consolidated financial statements and notes thereto included herein. Financial information at and for the years ended December 31, 2008, 2007, 2006, 2005 and 2004, has been derived from our financial statements that were audited by Ernst & Young LLP. Interim financial information is derived from unaudited financial data, but in the opinion of management, reflects all adjustments (consisting only of normal recurring adjustments) which are necessary to present fairly the results for such interim periods. Interim results at and for the six months ended June 30, 2009, are not necessarily indicative of the results that may be expected for the year ending December 31, 2009. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Senior Securities” below for more information.

	Six Months Ended June 30,		Year Ended December 31,
	2009	2008	2008	2007	2006	2005	2004
	(unaudited)
Total operating income(1)(2)	$335	$555	$1,051	$1,240	$860	$555	$336
Total operating expenses(2)(3)(4)	262	267	521	640	424	228	114

Operating income before income taxes	73	288	530	600	436	327	222
Benefit (provision) for income taxes	11	8	(37)	(6)	(11)	(13)	(2)

Net operating income	84	296	493	594	425	314	220
Net gain on extinguishment of debt	12	—	—	—	—	—	—
Net realized (loss) gain on investments(1)	(457)	82	32	214	173	36	(38)

Net realized (loss) earnings(1)	(361)	378	525	808	598	350	182
Net unrealized (depreciation) appreciation of investments(1)(2)	(733)	(1,261)	(3,640)	(108)	297	15	99
Cumulative effect of accounting change(4)	—	—	—	—	1	—	—

Net (decrease) increase in net assets resulting from operations	$(1,094)	$(883)	$(3,115)	$700	$896	$365	$281

Per share data:
Net operating income per common share:
Basic	$0.40	$1.48	$2.42	$3.42	$3.15	$3.16	$2.88
Diluted	$0.40	$1.48	$2.42	$3.36	$3.11	$3.10	$2.83
Net (loss) income per common share:
Basic	$(5.16)	$(4.42)	$(15.29)	$4.03	$6.63	$3.68	$3.69
Diluted	$(5.16)	$(4.42)	$(15.29)	$3.96	$6.55	$3.60	$3.63
Dividends declared per common share	$1.07	$2.04	$3.09	$3.72	$3.33	$3.08	$2.91
Balance sheet data:
Total assets	$6,628	$10,456	$7,910	$11,732	$8,609	$5,449	$3,491
Total debt	$4,321	$4,475	$4,428	$4,824	$3,926	$2,467	$1,561
Total shareholders’ equity	$1,890	$5,596	$3,155	$6,441	$4,342	$2,898	$1,872
Net asset value per share	$8.76	$27.01	$15.41	$32.88	$29.42	$24.37	$21.11
Other data (unaudited):
Number of portfolio companies at period end	205	221	223	219	188	141	117
New investments(5)	$79	$1,827	$2,607	$7,928	$5,136	$3,714	$2,018
Realizations(6)	$204	$1,410	$2,176	$4,537	$3,447	$1,455	$712
Net operating income return on average equity at cost(7)	4.3%	10.0%	7.5%	11.3%	12.0%	13.6%	14.1%
Realized (loss) earnings return on average equity at cost(8)	(3.3)%	13.2%	8.0%	15.3%	16.9%	15.2%	11.6%
(Loss) earnings return on average equity(9)	(90.6)%	(17.9)%	(60.0)%	12.2%	24.6%	15.9%	18.8%
Assets under management(10)	$10,698	$17,947	$13,387	$17,104	$11,317	$5,675	$3,491

(1)	In 2004, we adopted a new accounting method related to the income statement classification of periodic interest rate derivative settlements. In prior periods, we recorded the payments and accrual of periodic interest settlements of interest rate derivative agreements in interest income. Beginning in 2004, we record the accrual of the periodic interest settlements of interest rate derivatives in net unrealized appreciation (depreciation) of investments and subsequently record the amount as a realized gain (loss) on investments on the interest settlement date.
(2)	Prior to the second quarter of 2007, European Capital Financial Services (Guernsey) Limited (“ECFS”), the investment manager for European Capital, was a consolidated operating subsidiary since substantially all of ECFS’ services were provided indirectly to us through our ownership interest in European Capital. As a result of the IPO of European Capital, our ownership interest in European Capital was diluted and ECFS was no longer considered to be providing substantially all of its services directly or indirectly to us or to our portfolio companies. In addition, in the second quarter of 2007, we contributed our direct ownership interest in ECFS to American Capital, LLC. Accordingly, as a result of the above events, in the second quarter of 2007, ECFS was deconsolidated prospectively and is recorded at fair value on our consolidated balance sheet as part of the fair value of our portfolio investment in American Capital, LLC.
(3)	In 2003, we adopted Statement of Financial Accounting Standards (“SFAS”) No. 123, Accounting for Stock-Based Compensation (“SFAS No. 123”), to account for stock-based compensation plans for all stock options granted since and including 2003 and forward as permitted under SFAS No. 148, Accounting for Stock-Based Compensation-Transition and Disclosure.
(4)	In 2006, we adopted SFAS Statement No. 123 (revised 2004), Share-Based Payment (“SFAS No. 123(R)”). We adopted SFAS No. 123(R) using the “modified prospective” method. Under the modified prospective method, the consolidated financial statements for prior fiscal years do not reflect any restated amounts. When recognizing compensation cost under SFAS No. 123, we elected to adjust the compensation costs for forfeitures when the unvested awards were actually forfeited. However, under SFAS No. 123(R), we are required to estimate forfeitures of unvested awards when recognizing compensation cost. Upon the adoption of SFAS No. 123(R) on January 1, 2006, we recorded a cumulative effect of a change in accounting principle, net of related tax effects, to adjust compensation cost for the difference in compensation costs recognized in prior periods if forfeitures had been estimated during those periods of $1 million, or $0.01 per basic and diluted share.
(5)	New investments includes amounts as of the investment dates that are committed but unfunded.
(6)	Realizations represent cash proceeds received upon the exit of investments including scheduled principal amortization, debt prepayments, proceeds from loan syndications, payment of accrued payment-in-kind (“PIK”) interest, dividend and accreted loan discounts and sale of equity and other securities.
(7)	Calculated before the effect of net appreciation, depreciation, gains and losses of investments. Average equity is calculated based on the quarterly shareholders’ equity balances. Ratios for the six months ended June 30, 2009 and 2008 are annualized.
(8)	Calculated before the effect of net appreciation and depreciation of investments. Average equity is calculated based on the quarterly shareholders’ equity balances. Ratios for the six months ended June 30, 2009 and 2008 are annualized.
(9)	Return represents net increase in net assets resulting from operations, which includes the effect of net appreciation, depreciation, gains and losses of investments. Average equity is calculated based on the quarterly shareholders’ equity balances. Ratios for the six months ended June 30, 2009 and 2008 are annualized.
(10)	Assets under management include both (i) the total of American Capital’s assets and (ii) the total assets of third party funds under management of American Capital, LLC, including any direct investment we have in those funds.

RISK FACTORS

You should carefully consider the risks described below and all other information contained in this prospectus, including our consolidated financial statements and the related notes thereto before making a decision to purchase our securities. The risks and uncertainties described below are not the only ones facing us. Additional risks and uncertainties not presently known to us, or not presently deemed material by us, may also impair our operations and performance.

If any of the following risks actually occur, our business, financial condition, results of operations or future prospects could be materially adversely affected. If any of that happens, the trading price of our securities could decline, and you may lose all or part of your investment.

Risks Related to Our Business and Structure

Our independent registered public accounting firm, Ernst & Young LLP, has concluded that substantial doubt exists about our ability to continue as a going concern as a result of our breach of financial covenants in certain of our borrowing arrangements which could allow those creditors to accelerate the maturity of the debt

During 2008 and in the first two quarters of 2009, the results of our operations were adversely affected by the unprecedented global financial crisis and economic downturn. We incurred a significant net loss and net unrealized depreciation on our portfolio investments and decline in our shareholders’ equity. As a result, we are currently in breach of certain financial covenants under our unsecured revolving line of credit (the “Revolving Facility”) and unsecured debt borrowing arrangements, which had a total of $2.3 billion outstanding as of June 30, 2009. Since we are not in compliance with the covenants, we are unable to make further draws under our Revolving Facility and the lenders or the note holders under these borrowing arrangements could accelerate the maturity date for our outstanding obligations. In such event, it is likely that we would not have the liquidity to repay the accelerated debt.

We are currently in discussions with the lenders and the holders of our private unsecured notes regarding the restructuring of our borrowing arrangements. We have engaged a financial advisor to assist us with these negotiations. No assurance can be given that we will be successful in restructuring our borrowing arrangements on acceptable terms, if any, or amend such financial covenants in a manner sufficient to adequately reduce the risk of a default in the near future. In connection with any such amendments, our creditors are likely to condition their agreement on increases in the fees and interest rates payable under the borrowing arrangements and may condition their agreement on a conversion to secured arrangements. In the event that we are unable to obtain additional funding or negotiate a successful debt restructuring, the creditors would have the right to demand immediate repayment of any outstanding obligations. Any such acceleration of the maturity of our obligations would likely cause other lenders and contractual counterparties, including counterparties to our interest rate swap agreements, to terminate and/or to accelerate the maturity of our obligations under other financing and credit instruments and agreements. Should the lenders and/or other counterparties demand immediate repayment of all of our obligations, we will likely be unable to pay such obligations. In such event, we may have to recapitalize, refinance, raise additional liquidity by selling some or all of our assets or seek to reorganize under Chapter 11 of the United States Bankruptcy Code.

Our consolidated financial statements for the years ended December 31, 2008, 2007 and 2006 were prepared on a “going concern” basis; however, our independent registered public accounting firm concluded in its report dated March 2, 2009 regarding those financial statements, that there is substantial doubt about our ability to continue as a going concern as a result of the conditions noted above.

We are currently in a period of credit and capital markets disruption and recession and we do not expect these conditions to improve in the near future

There have been traumatic developments in the financial markets worldwide over the past two years which have led to a recession in the U.S. and other countries. We have been adversely affected by these conditions, as has virtually every financial institution in the world. The global financial crisis has limited our access to the debt and equity capital markets and resulted in significant depreciation of our investment portfolio. The market disruption and liquidity crisis has also dramatically reduced the volume of mergers and acquisitions in the market place affecting our ability to continue to generate additional liquidity through sales of portfolio investments. In addition, the ongoing liquidity crisis has also increased our funding costs and caused severe downward pressure on our stock price. We believe that these conditions may continue for a prolonged period of time or worsen in the future. Thus, we expect to continue to face significant challenges and uncertainties that could materially adversely affect our business, financial condition, and prospects.

Our business has significant working capital requirements and may be adversely affected by a prolonged inability to access the capital markets or to sell assets

Our business requires a substantial amount of working capital to operate. We historically have financed our operations through cash generated by our operating activities and through the sale of debt by special purpose affiliates to which we have contributed loan assets originated by us, unsecured borrowings by us and the sale of our equity. However, as explained above, this global financial crisis has significantly impacted our ability to access the credit and capital markets. There can be no assurance that we will be able to access the funds necessary for our liquidity requirements, especially in light of the recent downturn in the economy and continued dislocation in the financial markets.

Our ability to continue to rely on such sources or other sources of capital is also affected by legal, structural and other factors. As a BDC, our leverage is limited under the 1940 Act. The 1940 Act permits us to issue Senior Securities so long as our asset coverage ratio, as defined in the 1940 Act, is at least 200% after each issuance of Senior Securities. We may, in addition, borrow amounts up to 5% of our total assets for temporary purpose as permitted by the 1940 Act. While we or our consolidated affiliates have issued, and intend to continue to issue when market conditions permit, debt securities and other evidences of indebtedness, up to the maximum amount allowed under the 1940 Act, a failure to continue short-term financings, to maintain our capacity under our existing unsecured revolving credit facility, to sell additional term debt notes or to add new or replacement debt facilities could have a material adverse effect on our business, financial condition and results of operations. Furthermore, we may be unable to renew the capacity under our Revolving Facility or obtain access to additional debt facilities on acceptable terms, especially during the current economic downturn and dislocation in the credit markets. During such times, potential creditors and purchasers of our debt securities may be more restrictive in how they deploy their liquidity and capital. See the description of the term debt notes and the debt facilities under “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources.”

The following table is designed to illustrate the effect on returns to a holder of our common stock of the leverage created by our use of borrowing, at the weighted average interest rate of 4.9% for the year ended December 31, 2008, and assuming hypothetical annual returns on our portfolio of minus 15% to plus 15%. As can be seen, leverage generally increases the return to shareholders when the portfolio return is positive and decreases return when the portfolio return is negative. Actual returns may be greater or less than those appearing in the table.

Assumed Return on Portfolio (Net of Expenses)(1)	-15.0%	-10.0%	-5.0%	—	5.0%	10.0%	15.0%
Corresponding Return to Common Shareholders(2)	-30.7%	-21.6%	-12.5%	-3.4%	5.7%	14.8%	23.9%

(1)	The assumed portfolio return is required by regulation of the SEC and is not a prediction of, and does not represent, our projected or actual performance.
(2)	In order to compute the “Corresponding Return to Common Shareholders,” the “Assumed Return on Portfolio” is multiplied by the total value of our assets at the beginning of the period to obtain an assumed return to us. From this amount, all interest expense accrued during the period is subtracted to determine the return available to shareholders. The return available to shareholders is then divided by the total value of our net assets as of the beginning of the period to determine the “Corresponding Return to Common Shareholders.”

Because we are subject to regulatory restrictions on the amount of debt we can issue, we are dependent on the issuance of equity as a financing source. We are generally restricted to issuing equity at prices equal to or above our NAV per share at the time of issuance, subject to certain exceptions. One of these exceptions allows the sale of our common stock at a price below NAV per share if the sale is approved by holders of a majority of our outstanding voting securities and by holders of a majority of our outstanding voting securities who are not affiliated persons of us. Our Board of Directors must make certain determinations prior to any such sale. At a special meeting of shareholders in February 2009, we received the requisite approval of our shareholders to sell (i) the number of shares of our common stock necessary to complete the acquisition of the ordinary shares of our portfolio company European Capital that we did not already own, and (ii) a maximum of an additional 42,812,640 shares of our common stock, subject to adjustment for shares issued following the occurrence of events such as stock splits, stock dividends, distributions and recapitalizations, at prices below NAV per share. The authorization expires in February 2010. On March 26, 2009, we issued 11.5 million shares of our common stock with a value of $25 million in connection with our acquisition of shares in European Capital. However, even with such approval, there can be no assurances that we can issue equity when necessary. If additional funds are raised through the issuance of our common stock or debt securities convertible into or exchangeable for our common stock, the percentage ownership of our existing shareholders who do not purchase such securities would decrease and they may experience additional dilution. In addition, any convertible or exchangeable securities may have rights, preferences and privileges more favorable than those of our common stock.

The recent economic recession has adversely affected our business and a continuation of current conditions could cause further harm to our operating results

As noted above, we incurred a significant net loss and net unrealized depreciation on our portfolio investments during 2008 and the first two quarters of 2009. In addition, many of our portfolio companies are susceptible to the current economic recession and may be unable to repay our debt investments, may be unable to be sold at a price that we could recover our investment, or even continue to operate during such periods. As a result, our non-performing assets have increased and may continue to increase and the value of our portfolio is likely to decrease during the current recession. In addition, adverse economic conditions may also decrease the value of collateral securing some of our loans and the value of our equity investments. Our ability to obtain capital to invest in such companies has also been impaired by the economic downturn. These results could have a material adverse effect on our business, financial condition and results of operations. See “Risk Factors—Our business is dependent on external financing.”

We make loans to and investments in middle market borrowers who may default on their loans or provide no return on our investments

We invest in and lend to privately-held, middle market businesses. There is generally no publicly available information about these businesses. Therefore, we rely on our principals, associates, analysts and consultants to investigate these businesses. The portfolio companies in which we invest may have significant variations in operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position, may otherwise have a weak financial position or may be adversely affected by changes in the business cycle. Our portfolio companies may not meet net income, cash flow and other coverage tests typically imposed by senior lenders. Numerous factors may affect a portfolio company’s ability to repay its loan, including the failure to meet its business plan, a downturn in its industry or negative economic conditions, such as the current recession. Deterioration in a portfolio company’s financial condition and prospects may be accompanied by deterioration in the collateral for the loan. We also make unsecured, subordinated loans and invest in equity securities, which involve a higher degree of risk than senior loans. In certain cases, our involvement in the management of our portfolio companies may subject us to additional defenses and claims from borrowers and third parties. These conditions may make it difficult for us to obtain repayment of our loans.

Middle market businesses typically have narrower product lines and smaller market shares than large businesses. They tend to be more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. In addition, these companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities, and a larger number of qualified managerial and technical personnel.

These businesses may also experience substantial variations in operating results. Typically, the success of a middle market business also depends on the management talents and efforts of one or two persons or a small group of persons. The death, disability or resignation of one or more of these persons could have a material adverse impact on us. In addition, middle market businesses often need substantial additional capital to expand or compete and will have borrowed money from other lenders.

Our senior loans generally are secured by the assets of our borrowers. Our subordinated loans may or may not be secured by the assets of the borrower; however if a subordinated loan is secured, our rights to payment and our security interest are usually subordinated to the payment rights and security interests of the senior lender. Therefore, we may be limited in our ability to enforce our rights to collect our subordinated loans and to recover any of the loan balance through a foreclosure of collateral.

There is uncertainty regarding the value of our portfolio investments

A significant portion of our portfolio investments are not publicly traded. We value these investments based on a determination of their fair value made in good faith by our Board of Directors as required by law. Due to the uncertainty inherent in valuing investments that are not publicly traded, as set forth in our consolidated financial statements, our determinations of fair value may differ materially from the values that would exist if a ready market for these investments existed. Our determinations of the fair value of our investments have a material impact on our net earnings through the recording of unrealized appreciation or depreciation of investments as well as our assessment of interest income recognition. Our net asset value could be materially affected if our determinations regarding the fair value of our investments are materially different from the values that would exist if a ready market existed for these securities.

Our anticipated amounts to be received upon settlement or maturity of our investments, or our Realizable Value, may differ from the amounts we ultimately receive

We determine the fair value of our investments in accordance with SFAS No. 157, Fair Value Measurements, (“SFAS No. 157”). We invest primarily in Level 3 assets, generally with the intention to hold the assets to settlement or maturity. The current lack of liquidity in the financial markets has caused investment spreads between the cost of funds and investment income to widen dramatically on our investments, which in most cases results in current fair values for many Level 3 assets that we believe are materially lower than the values we anticipate realizing on settlement or maturity, which we refer to as our Realizable Value. However, due to the uncertainty inherent in estimating our Realizable Value of our investments, our determinations of Realizable Value may differ materially from the values we ultimately will realize on settlement or maturity.

We have a limited investment history in certain segments of our business

Since our IPO, we have primarily been an investor in domestic, privately-held middle market companies, which we consider to be companies with sales between $10 million and $750 million. However, we have also invested over the past several years either directly or through new alternative asset funds in other investment categories, including European-based companies, Structured Products, single-family residential pass-through securities, early stage technology companies, special situation companies and distressed securities. We have limited or no operating history in making or monitoring such investments. We also invested in the third-party alternative asset fund management business in the last several years through our investment in American Capital, LLC. There can be no assurances that these investments or our asset management business will be profitable in future periods, nor can we offer investors any assurances that we will successfully implement these new strategies.

We may fail to continue to qualify for our pass-through tax treatment

We have operated since October 1, 1997, so as to qualify to be taxed as a RIC under Subchapter M of the Code and, provided we meet certain requirements under the Code, we can generally avoid corporate level federal income taxes on income distributed to our shareholders as dividends. We would cease to qualify for this favorable pass-through tax treatment if we are unable to comply with the source of income, diversification or distribution requirements contained in Subchapter M of the Code, or if we cease to operate so as to qualify as a BDC under the 1940 Act. If we fail to qualify to be taxed as a RIC or to distribute our income to shareholders on a current basis, we would be subject to corporate level taxes which would significantly reduce the amount of income available for distribution to shareholders. The loss of our current tax treatment could have a material adverse effect on the total return, if any, obtainable from an investment in our common stock. See “Business—Business Development Company Requirements” and “Business—Regulated Investment Company Requirements.”

We have limited public information regarding the companies in which we invest

Consistent with our operation as a BDC, our portfolio consists primarily of securities issued by privately-held companies. As noted above, there is generally little or no publicly available information about such companies, and we must rely on the diligence of our employees and the consultants we hire to obtain the information necessary for our decision to invest in them. There can be no assurance that our diligence efforts will uncover all material information about the privately-held business necessary to make a fully informed investment decision.

A change in interest rates may adversely affect our profitability

Because we fund a portion of our investments with borrowings, our net increase in assets from operations is affected by the spread between the rate at which we invest and the rate at which we borrow. We attempt to match-fund our liabilities and assets by financing floating rate assets with floating rate liabilities and fixed rate assets with fixed rate liabilities or equity. We enter into interest rate basis swap agreements to match the interest rate basis of our assets and liabilities, thereby locking in the spread between our asset yield and the cost of our borrowings, and to fulfill our obligations under the terms of our secured revolving debt funding facility and asset securitizations. However, our derivatives are considered economic hedges that do not qualify for hedge accounting under SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities (“SFAS No. 133”).

Under our interest rate swap agreements, we generally pay a fixed rate and receive a floating interest rate based on LIBOR. We may enter into interest rate swaption agreements where, if exercised, we would receive a fixed rate and pay a floating rate based on LIBOR. We may also enter into interest rate cap agreements that would entitle us to receive an amount, if any, by which our interest payments on our variable rate debt exceed specified interest rates.

An increase in interest rates could reduce the spread between the rate at which we invest and the rate at which we borrow, and thus, adversely affect our profitability, if we have not appropriately match-funded our liabilities and assets or hedged against such event. Alternatively, our interest rate hedging activities may limit our ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. Also, the fair value of certain of our debt investments is based in part on the current market yields or interest rates of similar securities. A change in interest rates could have a significant impact on our determination of the fair value of these debt investments. In addition, a change in interest rates could also have an impact on the fair value of our interest rate swap agreements that could result in the recording of unrealized appreciation or depreciation in future periods. For example, a decline, or a flattening, of the forward interest rate yield curve will typically result in the recording of unrealized depreciation of our interest rate swap agreements. Therefore, adverse developments resulting from changes in interest rates could have a material adverse effect on our business, financial condition and results of operations. See “Management’s Discussion And Analysis Of Financial Condition And Results Of Operations—Quantitative and Qualitative Disclosures About Market Risk” and “Financial Statements and Supplementary Data” for additional information on interest rate swap agreements.

A change in currency exchange rates may adversely affect our profitability

We may invest in debt securities that are denominated in currencies other than the U.S. dollar. In addition, we may invest in the equity of portfolio companies whose functional currency is not the U.S. dollar. Our domestic portfolio companies may also transact a significant amount of business in foreign countries and therefore their profitability may be impacted by changes in foreign currency exchange rates. The functional currency of our largest portfolio company, European Capital, is the Euro. European Capital also has investments in other European currencies, including the British Pound. As a result, an adverse change in currency exchange rates may have a material adverse impact on our business, financial condition and results of operations.

We may experience fluctuations in our quarterly results

We could experience fluctuations in our quarterly operating results due to a number of factors including, among others, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets, the ability to fund and close suitable investments, the timing of the recognition of fee income from closing investment transactions and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

We are dependent upon our key management personnel for our future success

We are dependent on the diligence and skill of our senior management and other members of management for the final selection, structuring, closing and monitoring of our investments. Our future success depends to a significant extent on the continued service and coordination of our senior management team. During an economic downturn, it may be difficult to retain such individuals. The departure of certain executive officers or key employees could materially adversely affect our ability to implement our business strategy. We do not maintain key man life insurance on any of our officers or employees.

We operate in a highly competitive market for investment opportunities

We compete with hundreds of private equity and mezzanine funds and other financing sources, including traditional financial services companies such as finance companies, commercial banks, investment banks and other equity and non-equity based investment funds. Some of our competitors are substantially larger and have considerably greater financial resources than us. Competitors may have lower cost of funds and many have access to funding sources that are not available to us. In addition, certain of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships and build their market shares. There is no assurance that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. In addition, as a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time and there can be no assurance that we will be able to identify and make investments that satisfy our investment objectives or that we will be able to meet our investment goals.

Changes in laws or regulations governing our operations or our failure to comply with those laws or regulations may adversely affect our business

We and our portfolio companies are subject to regulation by laws at the local, state, federal and foreign level. These laws and regulations, as well as their interpretation, may be changed from time to time. Accordingly, any change in these laws or regulations or the failure to comply with these laws or regulations could have a material adverse impact on our business. Certain of these laws and regulations pertain specifically to RICs or BDCs.

We could face losses and potential liability if intrusions, viruses or similar disruptions to our technology jeopardize our confidential information or that of users of our technology

Although we have implemented, and will continue to implement, security measures, our technology platform is and will continue to be vulnerable to intrusion, computer viruses or similar disruptive problems caused by transmission from unauthorized users. The misappropriation of proprietary information could expose us to a risk of loss or litigation.

Risks Related to Liquidity and Capital Resources

We are currently in default under the primary debt arrangements that we use to finance our operations. If we are unable to obtain a waiver, our creditors could accelerate the maturity of those borrowings

As discussed above, we were in default of certain covenants in our Revolving Facility, including the minimum consolidated tangible net worth covenant, certain covenants in our unsecured privately held notes, including the minimum consolidated tangible net worth and 200% asset coverage ratio covenants and the 200% asset coverage ratio covenant in our public bonds as of June 30, 2009. Defaults under these borrowing arrangements has resulted, among other things, in termination of further funds availability under the unsecured Revolving Facility and an accelerated maturity date for all amounts outstanding under these arrangements. We expect to generate cash flow from operations sufficient to service the debt under these borrowing arrangements prior to the stated maturity of the debt if there is not an acceleration of the maturity date. However, we will likely not be able to pay such obligations if our creditors require immediate repayment of all of our debt. We are working with our creditors on a waiver and amendment of these borrowing arrangements to reduce the risk of further defaults in the near term. There is no guarantee that we will be successful in restructuring or refinancing our debt on acceptable terms. If we are unable to renegotiate acceptable terms, this could have a material adverse effect on our business, financial condition and results of operations.

Our borrowing arrangements impose certain limitations on us

As of December 31, 2008, we had a secured revolving credit facility and the Revolving Facility. On March 12, 2009, we terminated our secured revolving credit facility. We also have issued senior unsecured notes in both public and private offerings and consolidated trusts affiliated with us have issued term debt securities (“Term Debt Notes”) to institutional investors. Each of these facilities and borrowing arrangements are described below.

Our Revolving Facility is currently a $1.4 billion unsecured revolving line of credit administered by an affiliate of Wachovia Capital Markets, LLC (which will decrease to $1.25 billion on December 31, 2009). The Revolving Facility contains customary default provisions as well as the following default provisions: a cross-default on our debt of $25 million or more, a default if we fail to meet a consolidated minimum net worth requirement of $4.5 billion plus forty percent (40%) of any capital stock issued or debt converted after October 1, 2008, a default triggered by a change of control and a default triggered if we fail to maintain an unsecured debt rating equal to or greater than BB by any one rating agency. Since we are not in compliance with the covenants under the Revolving Facility, we are unable to make further draws at this time. Our ability to make draws under the Revolving Facility expires in March 2011, unless the term of the facility is extended.

We have $550 million of senior unsecured notes that were issued in a public offering. At the time of the issuance, the notes were rated Baa2, BBB and BBB by Moody’s Investor Services, Standard & Poor’s Ratings Services and Fitch Ratings, respectively. As a result of rating agency downgrades during the first quarter of 2009, the interest rate on these notes increased by 1.75% effective February 2, 2009 to 8.60%. As of June 30, 2009, the total interest rate on this facility was 8.60%. The indenture contains various covenants, including a covenant that requires us to maintain an asset coverage ratio, as defined in the 1940 Act, of at least 200%.

We have issued senior unsecured notes to accredited investors in private placement offerings under several note purchase agreements. As of June 30, 2009, we had $393 million outstanding under these privately-placed unsecured senior notes. The note purchase agreements contain various covenants, including covenants that require us to maintain an asset coverage ratio, as defined in the 1940 Act, of at least 200%, a consolidated minimum tangible net worth and a minimum interest coverage ratio. Each note purchase agreement also contains a cross-default provision on our consolidated debt of $15 million or more and a default triggered by a change of control.

Trusts affiliated with us have issued Term Debt Notes to institutional investors with an outstanding balance of $2.1 billion as of December 31, 2008. These affiliated trusts are consolidated in our financial statements. These securities contain customary default provisions, as well as the following default provisions: a failure on our part, as the originator of the loans securing the Term Debt Notes or as the servicer of these loans, to make any payment or deposit required under related agreements within two business days after the date the payment or deposit is required to be made, or if we alter or amend our credit and collection policy in a manner that could have a material adverse effect on the holders of the Term Debt Notes.

Investment in non-investment grade Structured Products may be illiquid, may have a higher risk of default, and may not produce current returns

The Structured Products in which we invest are generally non-investment grade, which means that major rating agencies rate them below the top four investment-grade rating categories (i.e., “AAA” through “BBB”), and are sometimes referred to as “junk bonds.” Non-investment grade CMBS, CLO and CDO bonds and preferred shares tend to be less liquid, may have a higher risk of default and may be more difficult to value. Non-investment grade securities are expected to provide a higher yield than do investment grade securities, but with the higher return comes greater risk of default. In addition, the fair value of these securities may change as interest rates change over time. Economic recessions or downturns may cause defaults or losses on collateral securities to increase. Non-investment grade securities are considered speculative, and their capacity to pay principal and interest in accordance with the terms of their issue is not certain.

The lack of liquidity of our privately-held securities may adversely affect our business

Most of our investments consist of securities acquired directly from their issuers in private transactions. Some of these securities are subject to restrictions on resale or otherwise are less liquid than public securities. The illiquidity of our investments may make it difficult for us to obtain cash equal to the value at which we record our investments if the need arises.

Our assets include investments in Structured Products which are subordinate in right of payment to more senior securities

Our assets include Structured Products which are the most subordinate class of securities in a structure of securities secured by a poll of loans and accordingly are the first to bear the loss upon a restructuring or liquidation of the underlying collateral and the last to receive payment of interest and principal.

We may not recover the full amount or, in extreme cases, any of our initial investment in such subordinated interests. Additionally, estimated fair values of these subordinated interests tend to be more sensitive to changes in economic conditions than more senior securities. As a result, such subordinated interests generally are not actively traded and may not provide holders thereof with liquid investments.

Our portfolio companies may be highly leveraged

Leverage may have important adverse consequences to our portfolio companies and to us as an investor. These companies may be subject to restrictive financial and operating covenants. The leverage may impair these companies’ ability to finance their future operations and capital needs. As a result, their flexibility to respond to changing business and economic conditions and to business opportunities may be limited. A leveraged company’s income and net assets will tend to increase or decrease at a greater rate than if borrowed money were not used.

Risks Related to Our Investing and Financing Strategy

We may incur additional debt that could increase your investment risks

We or our consolidated affiliates borrow money or issue debt securities to provide us with additional funds to invest. Our lenders have fixed dollar claims on our assets or the assets of our consolidated affiliates that are senior to the claims of our shareholders and, thus, our lenders have preference over our shareholders with respect to these assets. In particular, the assets that our consolidated affiliates have pledged to lenders under the Term Debt Notes were sold or contributed to separate affiliated statutory trusts prior to such pledge. While we own a beneficial interest in these trusts, these assets are property of the respective trusts, available to satisfy the debts of the trusts, and would only become available for distribution to our shareholders to the extent specifically permitted under the agreements governing those Term Debt Notes. See “Risk Factors—Our debt facilities impose certain limitations on us.” Additionally, in order to successfully amend the terms of or refinance the borrowing arrangements under which we are in default, we may have to grant a security interest in some or all of our other assets to those lenders.

Although borrowing money for investment increases the potential for gain, it also increases the risk of a loss. A decrease in the value of our investments will have a sharper impact on our net asset value if we borrow money to make investments. Our ability to pay dividends could also be adversely impacted. In addition, our ability to pay dividends or incur additional indebtedness would be restricted if our asset coverage ratio is not equal to at least twice our indebtedness. If the value of our assets declines, we might be unable to satisfy that test. If this happens, we may be required to sell some of our investments and repay a portion of our indebtedness at a time when a sale may be disadvantageous. See “Risk Factors—Our business is dependent on external financing.”

Our credit ratings may not reflect all risks of an investment in our debt securities

Our credit ratings are an assessment by major debt rating agencies of our ability to pay our obligations. Consequently, actual or expected changes in our credit ratings will likely affect the market value of our publicly issued debt securities. Our credit ratings, however, may not fully or accurately reflect all of the credit and market risks associated with our publicly issued debt securities. A downgrade in the credit ratings applicable to our debt securities could negatively impact us. If these credit ratings were to be downgraded, our interest expense (and our ability to raise additional debt) could be negatively impacted, and we may or could be required to redeem certain of our Senior Securities. Any of these occurrences could have a material effect on our business, financial condition and results of operations.

Terms relating to redemption may materially adversely affect the return on our debt securities

If any of the debt securities issued by us are redeemable at our option, we may choose to redeem debt securities at times when prevailing interest rates are lower than the interest rate paid on our debt securities. In addition, if our debt securities are subject to mandatory redemption, we may be required to redeem the debt securities also at times when prevailing interest rates are lower than the interest rate paid on these debt securities. In these circumstances, an investor may not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as the debt securities being redeemed.

We may not realize gains from our equity investments

When we sponsor the buyout of a portfolio company, we invest in the equity securities of the portfolio company. Also, when we make a loan, we may receive warrants to acquire stock issued by the borrower or purchase a minority equity interest. We may also make direct equity investments. Our goal ultimately is to dispose of these equity interests and realize gains. These equity interests may not appreciate in value and, in fact, may depreciate in value. Accordingly, we may not be able to realize gains from our equity interests.

Failure to deploy capital effectively or obtain financing to make additional investments may reduce our return on equity

If we fail to invest new capital effectively, or obtain additional funds to grow, our return on equity may be negatively impacted, which could reduce the price of the securities that you own.

The trading market or market value of our publicly issued debt securities may fluctuate

Our publicly issued debt securities do not have an established trading market. There is no assurance that a trading market for our publicly issued debt securities will ever develop or be maintained if developed. Additionally, many factors may materially adversely affect the trading market for, and market value of, our publicly issued debt securities including, but not limited to, the following:

•	our creditworthiness;

•	the time remaining to the maturity of these debt securities;

•	the outstanding principal amount of debt securities with terms identical to these debt securities;

•	the supply of debt securities trading in the secondary market, if any;

•	the redemption or repayment features, if any, of these debt securities;

•	the level, direction and volatility of market interest rates generally; and

•	market rates of interest that are higher or lower than rates borne by the debt securities.

There may also be a limited number of buyers when an investor decides to sell its debt securities. This too may materially adversely affect the market value of the debt securities or the trading market for the debt securities.

Risks Related to Our Common Stock

There is a risk that you may not receive dividends

Since our IPO, we have distributed and currently intend to distribute more than 90% of our investment company ordinary taxable income to our shareholders in order to continue to qualify as a RIC and have distributed and currently intend to distribute sufficient dividends to eliminate our investment company taxable income and capital gains. Historically, we have declared a dividend for each quarter since our IPO in 1997. However, in the fourth quarter of 2008, we revised our dividend policy to manage our capital base proactively in the current volatile markets. Our Board of Directors will evaluate the declaration of our quarterly dividend after our financial results are determined each quarter, so that we may more precisely assess our taxable income, cash flow and changes in fair value to better manage our tangible net worth in the current volatile markets. We did not declare a dividend in the fourth quarter of 2008 or the first quarter of 2009. In the second quarter of 2009, we declared a dividend of $1.07 per share payable on August 7, 2009. Shareholders had the option to receive payment of the dividend in cash, shares of common stock, or a combination of cash and shares of common stock, provided that the aggregate cash payable to all shareholders was limited to an amount equal to 10% of the aggregate dividend. On August 7, 2009, we paid this dividend in an amount of $24 million in cash and approximately 67 million shares of our common stock. Due to the global financial and liquidity crisis, there can be no assurance that we will have sufficient liquidity to pay these amounts by the required dates to maintain our qualification as a RIC and to eliminate all of our investment company ordinary taxable income.

Pursuant to applicable tax regulations, we are also required to include in taxable income certain amounts that have not yet been collected in cash such as PIK interest or original issue discount accretion. Since we may be required to recognize taxable income before or without receiving cash representing such income, we may have difficulty meeting the requirement to distribute at least 90% of our investment company ordinary taxable income to continue to qualify as a RIC.

As a RIC, we could elect to retain our net long-term capital gains and pay a federal income tax on such gains on behalf of our shareholders treating them as a deemed distribution for tax purposes. In two of our last three tax years, we have elected to retain our long-term capital gains and pay the federal income tax on behalf of our shareholders instead of distributing the net long-term capital gains as a cash dividend to our shareholders.

We cannot assure you that we will achieve investment results or maintain a tax status that will allow any specified level of cash distributions or year-to-year increases in cash distributions.

There is a risk that you may receive our stock as dividends

On January 7, 2009, the Internal Revenue Service issued a revenue procedure that temporarily allows a RIC to distribute its own stock as a dividend for the purpose of fulfilling its distribution requirements. Pursuant to this revenue procedure, a RIC may treat a distribution of its own stock as a dividend if (i) the stock is publicly traded on an established securities market, (ii) the distribution is declared with respect to a taxable year ending on or before December 31, 2009 and (iii) each shareholder may elect to receive his or her entire distribution in either cash or stock of the RIC subject to a limitation on the aggregate amount of cash to be distributed to all shareholders, which must be at least 10% of the aggregate declared distribution. If too many shareholders elect to receive cash, each shareholder electing to receive cash will receive a pro rata amount of cash (with the balance of the distribution paid in stock). In no event will any shareholder electing to receive cash receive less than 10% of his or her entire distribution in cash. In the second quarter of 2009, we declared a dividend of $1.07 per share which was paid on August 7, 2009 in the form of $24 million in cash and approximately 67 million shares of our common stock. Shareholders had the option to receive payment of the dividend in cash, shares of common stock, or a combination of cash and shares of common stock, provided that the aggregate cash payable to all shareholders was limited to an amount equal to 10% of the aggregate dividend. Future dividends with respect to a taxable year ending on or before December 31, 2009, if any, may be paid in cash, shares of our common stock or a combination of cash and shares of common stock.

If we cannot meet NASDAQ’s continued listing requirements, NASDAQ may delist our common stock, which would have an adverse impact on the liquidity and market price of our common stock.

Our common stock is currently listed on NASDAQ. Under NASDAQ rules, a stock can be delisted and not allowed to trade on NASDAQ if the closing bid price of the stock over a 30 consecutive trading-day period is less than $1.00. Since the beginning of the financial markets crisis, we have and continue to experience significant volatility, including substantial decreases, in the price of our common stock. On August 14, 2009, the closing price of our common stock was a $2.94 per share. There is a risk in light of the continued depressed state of the economy and credit and capital markets that our common stock could further decline in share price below the minimum listing requirement, and thus be delisted from NASDAQ. A delisting of our common stock could negatively impact us by reducing the liquidity and market price of our common stock and the number of investors willing to hold or acquire our common stock, which could negatively impact our ability to raise equity financing.

The market price of our common stock may fluctuate significantly

The market price and marketability of shares of our securities may from time to time be significantly affected by numerous factors, including many over which we have no control and that may not be directly related to us. These factors include the following:

•	price and volume fluctuations in the stock market from time to time, which are often unrelated to the operating performance of particular companies;

•

significant volatility in the market price and trading volume of securities of RICs, BDCs or other companies in our sector, which is not necessarily related to the operating performance of these companies;

•	changes in regulatory policies or tax guidelines, particularly with respect to RICs or BDCs;

•	changes in our dividend policy and earnings or variations in operating results;

•	any shortfall in revenue or net income or any increase in losses from levels expected by securities analysts;

•	decreases in our net asset value per share;

•	general economic trends and other external factors; and

•	loss of a major funding source.

Fluctuations in the trading price of our common stock may adversely affect the liquidity of the trading market for our common stock and, in the event that we seek to raise capital through future equity financings, our ability to raise such equity capital.

Future financings may be on terms adverse to shareholder interests

In the past we have issued, and in the future we may issue, equity to raise additional capital to fund our operations and to make investments. As noted above, our shareholders approved a proposal at a special meeting in February 2009 allowing us to sell shares of common stock below NAV per share subject to certain limitations and we issued shares of common stock below NAV in March 2009 in connection with our acquisition of those shares of European Capitol that we did not own. If we issue additional shares, including pursuant to this registration statement, below our NAV per share, our existing shareholders may be further diluted.

Our common stock may be difficult to resell

Investors may not be able to resell shares of common stock at or above their purchase prices due to a number of factors, including:

•	actual or anticipated fluctuation in our operating results;

•	volatility in our common stock price or trading volume;

•	changes in expectations as to our future financial performance or changes in financial estimates of securities analysts; and

•	departures of key personnel.

Provisions of our Third Amended and Restated Certificate of Incorporation and Second Amended and Restated Bylaws could deter takeover attempts

Our Third Amended and Restated Certificate of Incorporation (our “Certificate of Incorporation”), Second Amended and Restated Bylaws, as amended (our “Second Amended and Restated Bylaws”) and the Delaware General Corporation Law contain provisions that may have the effect of discouraging and delaying or making more difficult a change in control. The existence of these provisions may negatively impact the price of our common stock and may discourage third-party bids. These provisions may reduce any premiums paid to our shareholders for shares of our common stock that they own. Furthermore, we are subject to Section 203 of the Delaware General Corporation Law. Section 203 governs business combinations with interested shareholders, and also could have the effect of delaying or preventing a change in control.

USE OF PROCEEDS

Unless otherwise specified in a prospectus supplement accompanying this prospectus, we intend to use the net proceeds from the sale of the Securities for general corporate purposes, including for our investment and lending activities, in accordance with our investment objectives, repayment of our indebtedness outstanding from time to time, acquisitions and other general corporate purposes.

We anticipate that substantially all of the net proceeds of any offering of Securities will be utilized in the manner described above within two years. Pending such utilization, we intend to invest the net proceeds of any offering of Securities in time deposits, income-producing securities with maturities of three months or less that are issued or guaranteed by the federal government or an agency thereof and high quality debt securities maturing in one year or less from the time of investment.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

We operate to qualify as a RIC under Subchapter M of the Code. In order to qualify as a RIC, we must annually distribute in a timely manner to our shareholders at least 90% of our taxable ordinary income of our investment company based on our tax fiscal year. We report the estimated tax characteristics of each dividend when declared while the actual tax characteristics of dividends are reported annually to each shareholder on Form 1099 DIV. Our 2008 distributions of $3.09 per share consisted of $2.39 per share of ordinary income and $0.70 per share of long-term capital gain distributions. For our ordinary dividends declared in 2008 of $2.39 per share, $2.38 were non-qualifying dividends and $0.01 were qualifying dividends.

On January 7, 2009, the Internal Revenue Service (“IRS”) issued a revenue procedure that temporarily allows a RIC to distribute its own stock as a dividend for the purpose of fulfilling its distribution requirements. Pursuant to this revenue procedure, a RIC may treat a distribution of its own stock as a dividend if (i) the stock is publicly traded on an established securities market, (ii) the distribution is declared with respect to a taxable year ending on or before December 31, 2009 and (iii) each shareholder may elect to receive his or her entire distribution in either cash or stock of the RIC subject to a limitation on the aggregate amount of cash to be distributed to all shareholders, which must be at least 10% of the aggregate declared distribution. If too many shareholders elect to receive cash, each shareholder electing to receive cash will receive a pro rata amount of cash (with the balance of the distribution paid in stock). In no event will any shareholder electing to receive cash receive less than 10% of his or her entire distribution in cash.

On June 11, 2009, our Board of Directors declared a dividend of $1.07 per share payable on August 7, 2009 to shareholders of record as of the close of business on June 22, 2009, with an ex-dividend date of June 18, 2009. At the election of each shareholder, the dividend was payable in either cash or in shares of our common stock, or in a combination of cash and our common stock in accordance with the above IRS Revenue Procedure. The amount of dividend paid on August 7, 2009 included $24 million in cash and approximately 67 million shares of our common stock. This dividend includes our remaining 2008 taxable income and a portion of our estimated 2009 taxable income.

There is no assurance that we will achieve investment results or maintain a tax status that will permit any specified level of cash distributions or year-to-year increases in cash distributions. At the option of a holder of record of common stock, all cash distributions can be reinvested automatically under our DRIP in additional whole and fractional shares. A shareholder whose shares are held in the name of a broker or other nominee should contact the broker or nominee regarding participation in our DRIP on the shareholder’s behalf. See “Risk Factors—We may fail to continue to qualify for our pass-through tax treatment”; “Dividend Reinvestment Plan”; and “Business—Regulated Investment Company Requirements.” Our common stock historically trades at prices both above and below its net asset value. There can be no assurance, however, that such premium or discount, as applicable, to net asset value will be maintained.

Our common stock is quoted on The NASDAQ Global Select Market under the symbol “ACAS”. As of July 1, 2009, we had 948 shareholders of record and 231,832 beneficial owners.

The following table sets forth the range of high and low sales prices of our common stock as reported on The NASDAQ Global Select Market and our declared dividends.

BID PRICE

	NAV Per Share(1)	High	Low	Dividends Declared		Premium (Discount) of Low Sales Price to NAV	Premium (Discount) of High Sales Price to NAV

2007
First Quarter	$30.36	$49.96	$39.30	$0.89		29.45%	64.56%
Second Quarter	$35.54	$49.45	$40.83	$0.91		14.88%	39.14%
Third Quarter	$34.92	$46.99	$35.00	$0.92		0.23%	34.56%
Fourth Quarter	$32.88	$46.13	$32.36	$1.00		(1.58%)	40.30%

2008
First Quarter	$28.16	$37.86	$26.15	$1.01		(7.14%)	34.45%
Second Quarter	$27.01	$35.84	$23.74	$1.03		(12.11%)	32.69%
Third Quarter	$24.43	$28.49	$15.83	$1.05		(35.20%)	16.62%
Fourth Quarter	$15.41	$27.00	$2.77	$—		(82.02%)	75.21%

2009
First Quarter	$12.32	$7.39	$0.58	$—		(95.29%)	(40.02%)
Second Quarter	$8.76	$5.56	$1.84	$1.07	(2)	(79.00%)	(36.53%)
Third Quarter (through August 11, 2009)	*	$3.70	$2.65	$—		*	*

(1)	NAV per share is determined as of the last day in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low sale price. Historically, our net assets have been highest at the end of the quarter. The NAVs shown are based on outstanding shares at the end of each period.
(2)	Dividend paid on August 7, 2009 in the form of $24 million in cash and approximately 67 million shares of our common stock.
*	Not determinable at the time of filing.

RATIO OF EARNINGS TO FIXED CHARGES

For the six months ended June 30, 2009 and each of the five years ended December 31, 2008, our ratio of earnings to fixed charges, computed as set forth below, were as follows:

	For the Six Months Ended June 30, 2009	Year Ended December 31,
		2008	2007	2006	2005	2004

Earnings to Fixed Charges*	**	**	3.4	5.8	4.7	8.4

For purposes of computing the ratio of earnings to fixed charges, earnings represent net increase (decrease) in net assets resulting from operations plus (or minus) income tax expense (benefit) plus excise tax expense plus fixed charges. Fixed charges include interest expense, a portion of rent expense and preferred stock dividend expense. We have assumed that one-third of the annual rent expense represents a reasonable approximation of fixed charges.

*	Earnings include the net change in unrealized appreciation or depreciation. Net change in unrealized appreciation or depreciation can vary substantially from year to year. Excluding the net change in unrealized appreciation or depreciation, the earnings to fixed charges ratio would be 2.5, 3.7, 3.8, 4.2, 4.6 and 5.8 for the six months ended June 30, 2009 and the five years ended December 31, 2008, respectively.
**	Due to our net loss for the six months ended June 30, 2009 and the year ended December 31, 2008, the ratio coverage was less than 1:1.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF

FINANCIAL CONDITION AND RESULTS OF OPERATIONS

(in millions, except per share data)

Forward-Looking Statements

All statements contained herein that are not historical facts including, but not limited to, statements regarding anticipated activity are forward looking in nature and involve a number of risks and uncertainties. Actual results may differ materially. Among the factors that could cause actual results to differ materially are the following: (i) changes in the economic conditions in which we operate negatively impacting our financial resources; (ii) certain of our competitors have greater financial resources than us reducing the number of suitable investment opportunities offered to us or reducing the yield necessary to consummate the investment; (iii) there is uncertainty regarding the value of our privately held securities that require our good faith estimate of fair value, and a change in estimate could affect our NAV; (iv) our investments in securities of privately-held companies may be illiquid which could affect our ability to realize a gain; (v) our portfolio companies could default on their loans or provide no returns on our investments which could affect our operating results; (vi) we are dependent on external financing to fund our business; (vii) our ability to retain key management personnel; (viii) a continued economic downturn or recession could further impair our portfolio companies and therefore harm our operating results; (ix) our borrowing arrangements impose certain restrictions; (x) changes in interest rates may affect our cost of capital and net operating income; (xi) we cannot incur additional indebtedness unless we maintain an asset coverage ratio of at least 200%, which may affect returns to our shareholders; (xii) we may fail to continue to qualify for our pass-through treatment as a RIC, which could have an affect on shareholder returns; (xiii) our common stock price may be volatile; (xiv) there could be substantial doubt about our ability to continue as a going concern as a result of our default under certain financial covenants in our debt facilities; and (xv) general business and economic conditions and other risk factors described in our reports filed from time to time with the SEC. We caution readers not to place undue reliance on any such forward-looking statements, which statements are made pursuant to the Private Securities Litigation Reform Act of 1995 and, as such, speak only as of the date made.

Executive Overview

There have been traumatic developments in the capital markets worldwide over the past two years. These developments began with credit problems in residential real estate, which led to a lack of liquidity and dramatic depreciation of residential real estate, and by extension, residential mortgage backed securities. The problems soon extended to disruptions in the markets and value of other structured finance products.

These developments caused a series of failures to befall a large number of financial institutions, which participated in the origination or underwriting of structured products or that invested in them. Public companies have had to depreciate their assets as trading values of structured finance products and other credit assets declined. At the end of the first quarter of 2008, The Bear Stearns Companies, Inc. collapsed and was sold to JP Morgan Chase & Co., with a large amount of Federal government assistance. This was followed by almost weekly revelations of illiquid and teetering financial institutions, government assistance and rapid mergers including Lehman Brothers Holdings, Inc., Washington Mutual, Inc., Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”), American International Group, Inc., Merrill Lynch & Co., Inc. and Wachovia Corporation among others.

These developments have caused large and small corporations the world over to have significant difficulty borrowing on a short and long term basis and in raising capital. This has adversely affected aspects of businesses that rely on borrowed funds and new capital to grow and fund operations.

We have been significantly impacted by these developments, as has virtually every financial institution in the world. The global financial crisis has impacted our ability to currently access the debt and equity capital markets, has resulted in significant depreciation of our investment portfolio and may impact our ability to continue to exit portfolio investments in the near term. We continued to generate liquidity through the sales and repayments of portfolio investments generating over $2.2 billion of realizations of portfolio investments in 2008 and over $200 million during the six months ended June 30, 2009. However, although we currently have investments in various stages of the sales process, a continuation of the current liquidity crisis could make it difficult for us to continue to generate significant liquidity through sales of portfolio investments at attractive prices. We also believe that the liquidity crisis will limit our ability to raise public equity and public and privately sourced debt during the remainder of 2009. Our 2009 business plan assumes no new capital raises, continued delevering of our balance sheet and the reinvestment of capital only as we experience liquidity through realizations from exits and repayments.

Going Concern

In our annual report on Form 10-K for the year ended December 31, 2008, our independent registered public accounting firm, Ernst & Young LLP, concluded that substantial doubt existed about our ability to continue as a going concern as a result of being in breach of certain financial covenants under our unsecured borrowing arrangements. The breach of these financial covenants was primarily due to the significant decrease in our shareholders’ equity as a result of net unrealized depreciation on our portfolio investments during 2008. As of June 30, 2009, we continued to be in breach of these financial covenants on $2.3 billion of unsecured borrowing arrangements. As a result, during the continuance of these events of defaults, the lenders and note holders under such borrowing arrangements may declare all borrowings outstanding under their respective arrangements to be immediately due and payable after any applicable notice periods. If this were to occur, there is no assurance that we will have sufficient funds available to pay in full the total amount of obligations that would become due as a result of such acceleration or that we will be able to obtain additional or alternative financing to pay or refinance any such accelerated obligations.

However, we continue to believe that we will have adequate liquidity to continue to fund our operations and the interest payments on our borrowing arrangements, including any default interest, in the absence of an acceleration of the maturity of the debt. We continue to have active discussions with our unsecured lenders and note holders regarding a restructuring of our borrowing arrangements. We have retained Miller Buckfire & Co. LLC as a financial advisor to assist us in our efforts to restructure these borrowing arrangements. We continue to believe that we will successfully renegotiate the unsecured borrowing arrangements with our lenders and note holders and that we will continue to exist as a going concern.

A fundamental principle of the preparation of financial statements in accordance with accounting principles generally accepted in the United States (“GAAP”) is the assumption that an entity will continue in existence as a going concern, which contemplates continuity of operations and the realization of assets and settlement of liabilities occurring in the ordinary course of business. This principle is applicable to all entities except for entities in liquidation or entities for which liquidation appears imminent. In accordance with this requirement, our policy is to prepare our consolidated financial statements on a going concern basis unless we intend to liquidate or have no other alternative but to liquidate. Our interim consolidated financial statements included in this Prospectus have been prepared on a going concern basis and do not reflect any adjustments that might specifically result from the outcome of this uncertainty or our debt restructuring activities.

American Capital Investing Activity

We provide investment capital to middle market companies, which we generally consider to be companies with sales between $10 million and $750 million. We primarily invest in senior debt, mezzanine debt and equity in the buyouts of private companies sponsored by us, the buyouts of private companies sponsored by other private equity firms and directly to early stage and mature private and small public companies. Currently, we will invest up to $400 million in a single middle market transaction in North America. We also invest in Structured Products and alternative asset funds managed by us.

We seek to be a long-term partner with our portfolio companies. As a long-term partner, we will invest capital in a portfolio company subsequent to our initial investment if we believe that it can achieve appropriate returns for our investment. Add-on financings fund (i) strategic acquisitions by a portfolio company of either a complete business or specific lines of a business that are related to the portfolio company’s business, (ii) recapitalization of a portfolio company to raise financing on better terms, buyout one or several owners or to pay a dividend, (iii) growth of the portfolio company such as product development or plant expansions, or (iv) working capital for a portfolio company, sometimes in distressed situations, that need capital to fund operating costs, debt service, or growth in receivables or inventory.

The total value of our investment portfolio was $6.2 billion, $7.4 billion, $10.9 billion and $8.1 billion as of June 30, 2009 and December 31, 2008, 2007 and 2006, respectively. Our new investments totaled $79 million, $1.8 billion, $2.6 billion, $7.9 billion and $5.1 billion during the six months ended June 30, 2009 and 2008 and the years ended December 31, 2008, 2007 and 2006, respectively. The amounts of our new investments include both funded commitments and unfunded commitments as of the investment date. As a result of the global liquidity crisis and corresponding reduction in merger and acquisition (“M&A”) activity, our volume of new investments in 2008 and the first half of 2009 were significantly lower than our new investments in 2007 and 2006. More specifically, reduced M&A activity had a significant impact on our volume of investments in American Capital sponsored buyouts, our financing of other private equity firm buyouts and our financing of add-on acquisitions for our existing portfolio companies.

The type and aggregate dollar amount of our new investments during the six months ended June 30, 2009 and 2008 and the years ended December 31, 2008, 2007 and 2006 were as follows (in millions):

	Six Months Ended June 30,
	2009	2008	2008	2007	2006
	(unaudited)
American Capital sponsored buyouts	$—	$303	$303	$3,273	$2,200
Financing for private equity buyouts	—	109	485	1,756	1,043
Direct investments	—	163	192	843	263
Investments in managed funds	—	525	775	474	—
Structured products	—	148	151	602	560
Add-on financing for growth and working capital	2	356	349	7	2
Add-on financing for working capital in distressed situations	61	56	144	99	42
Add-on financing for recapitalizations	16	101	110	489	442
Add-on financing for acquisitions	—	66	98	385	584

Total	$79	$1,827	$2,607	$7,928	$5,136

During the six months ended June 30, 2009 and 2008 and the years ended December 31, 2008, 2007 and 2006, we received cash proceeds from realizations and repayments of portfolio investments, excluding repayments of bridge notes and accrued PIK interest from European Capital, as follows (in millions):

	Six Months Ended June 30,
	2009	2008	2008	2007	2006
	(unaudited)
Principal prepayments	$77	$505	$770	$1,411	$1,223
Loan syndications and sales	29	295	349	1,601	456
Scheduled principal amortization	25	45	80	74	64
Payment of accrued PIK interest and dividend and original issue discounts	5	36	64	74	77
Sale of CMBS securities	—	—	—	402	—
Sale of equity investments	68	529	913	975	1,102

Total	$204	$1,410	$2,176	$4,537	$2,922

We continued to produce liquidity in the first six months of 2009 and the full year 2008 through the realizations of our portfolio investments. However, the overall reduction in realizations from 2007 was driven primarily by reduced global M&A activity. In particular, the significant reduction in senior loan syndications and sales in the first six months of 2009 was driven by the reduction of new investments from American Capital One-Stop Buyouts™ and one-stop financing for other private equity buyouts in which we typically syndicate the senior debt financing of such investments subsequent to our initial funding date.

Results of Operations

The following analysis of our financial condition and results of operations should be read in conjunction with our consolidated financial statements and the notes thereto.

Our consolidated financial performance, as reflected in our consolidated statements of operations, is composed of the following three primary elements:

•

The first element is “Net operating income,” which is primarily the interest, dividends and prepayment fees earned from investing in debt and equity securities and the fees we earn from portfolio company management, asset management, financing and transaction structuring activities, less our operating expenses and provision for income taxes.

•

The second element is “Net realize (loss) gain on investments,” which reflects the difference between the proceeds from an exit of an investment and the cost at which the investment was carried on our consolidated balance sheets and periodic interest settlements and termination receipts or payments on derivatives, foreign currency transaction gains or losses and income taxes on realized gains.

•

The third element is “Net unrealized (depreciation) appreciation of investments,” which is the net change in the estimated fair value of our portfolio investments and of our interest rate derivatives at the end of the period compared with their estimated fair values at the beginning of the period or their stated costs, as appropriate. In addition, our net unrealized appreciation (depreciation) of investments includes the foreign currency translation from converting assets and liabilities denominated in a foreign currency to the U.S. dollar.

The consolidated operating results for the six months ended June 30, 2009 and 2008 and the years ended December 31, 2008, 2007 and 2006 were as follows (in millions):

	Six Months Ended June 30,		2008	2007	2006
	2009	2008
	(unaudited)
Operating income	$335	$555	$1,051	$1,240	$860
Operating expenses	262	267	521	640	424

Operating income before income taxes	73	288	530	600	436
Benefit (provision) for income taxes	11	8	(37)	(6)	(11)

Net operating income	84	296	493	594	425
Net gain on debt extinguishment	12	—	—	—	—
Net realized (loss) gain on investments	(457)	82	32	214	173

Net realized (loss) earnings	(361)	378	525	808	598

Net unrealized (depreciation) appreciation of investments	(733)	(1,261)	(3,640)	(108)	297

Net (decrease) increase in net assets resulting from operations before cumulative effect of accounting change	(1,094)	(883)	(3,115)	700	895
Cumulative effect of accounting change, net of tax	—	—	—	—	1

Net (decrease) increase in net assets resulting from operations	$(1,094)	$(883)	$(3,115)	$700	$896

Net Operating Income

Operating Income

We have two primary lines of business: Investing and Asset Management/Advisory. We derive the majority of our operating income from our Investing segment, which primarily invests in senior and subordinated debt and equity of middle market companies with attractive current yields and/or potential for equity appreciation and realized gains.

Our Asset Management/Advisory segment provides management services to both our portfolio company investments and our alternative asset funds. Our Asset Management/Advisory segment includes financial advisory services provided to our portfolio company investments and includes both management fees for providing managerial advice and analysis to our middle market portfolio companies, which can be recurring in nature, and transaction structuring and financing fees for structuring, financing and executing middle market M&A transactions, which may not be recurring in nature. Our Asset Management/Advisory segment also includes our third-party alternative asset fund management business. As of June 30, 2009, all of our third-party alternative asset fund management services are conducted through our wholly-owned portfolio company, American Capital, LLC. To the extent that American Capital, LLC declares regular quarterly dividends of its net operating income to us, such dividends would be included in our Asset Management/Advisory segment as dividend income.

The following is a summary of our operating income by segment for the three and six months ended June 30, 2009 and 2008 (in millions):

	Three Months Ended June 30, 2009			Three Months Ended June 30, 2008
	Investing	Asset Management/ Advisory	Consolidated	Investing	Asset Management/ Advisory	Consolidated
Interest and dividend income	$124	$3	$127	$228	$11	$239
Asset management and other fee income	2	11	13	3	21	24

Total operating income	$126	$14	$140	$231	$32	$263

	Six Months Ended June 30, 2009			Six Months Ended June 30, 2008
	Investing	Asset Management/ Advisory	Consolidated	Investing	Asset Management/ Advisory	Consolidated
Interest and dividend income	$303	$3	$306	$479	$18	$497
Asset management and other fee income	4	25	29	7	51	58

Total operating income	$307	$28	$335	$486	$69	$555

Investing Segment

Operating income from our Investing segment consisted of the following for the three and six months ended June 30, 2009 and 2008 (in millions):

	Three Months Ended June 30,		Six Months Ended June 30,
	2009	2008	2009	2008
Interest income on debt securities	$117	$176	$267	$370
Dividend income on equity securities	7	50	35	103
Interest income on bank deposits	—	2	1	6

Interest and dividend income	124	228	303	479

Prepayment fees	—	1	—	3
Other fees	2	2	4	4

Asset management and other fee income	2	3	4	7

Total operating income	$126	$231	$307	$486

Interest income on debt investments decreased by $59 million, or 34%, and $103 million, or 28%, for the three and six months ended June 30, 2009, respectively, over the comparable periods in 2008 primarily due to a decline in the weighted average effective interest rate on our debt investments due to a decrease in LIBOR and an increase in non-accrual loans. Dividend income on equity securities decreased by $43 million, or 86%, and $68 million, or 66%, for the three and six months ended June 30, 2009, respectively, over the comparable periods in 2008, primarily due to the discontinuation of dividends by European Capital and a reduction in accrued dividends on private finance preferred stock investments primarily due to uncertainty on future collectability.

The following table summarizes selected data for our debt and equity investments, at cost, for the three and six months ended June 30, 2009 and 2008 (dollars in millions):

	Three Months Ended June 30,		Six Months Ended June 30,
	2009	2008	2009	2008
Effective interest rate on debt investments(1)(2)	7.0%	10.8%	7.8%	11.2%
Debt investments(1)(2)	$6,678	$6,517	$6,809	$6,585
Average monthly one-month LIBOR	0.4%	2.6%	0.4%	2.8%
Non-accrual loans at face as of period end	$1,025	$481	$1,025	$481
Non-accrual loans at fair value as of period end	$310	$116	$310	$116
Effective yield on equity investments(1)(3)	0.7%	5.1%	1.9%	5.1%
Equity investments(1)(3)	$3,865	$3,987	$3,810	$4,030
Effective yield on debt and equity investments(1)(2)(3)	4.7%	8.6%	5.7%	8.9%
Debt and equity investments(1)(2)(3)	$10,543	$10,504	$10,619	$10,615

(1)	Monthly weighted average.
(2)	Includes CMBS.
(3)	Excludes our equity investments in alternative asset fund management portfolio companies.

The monthly weighted average effective interest rate on debt investments decreased 380 basis points to 7.0% and 340 basis points to 7.8% for the three and six months ended June 30, 2009, respectively, over the comparable periods in 2008. This is primarily due to (i) a 220 basis point and 240 basis point decrease in the average monthly one-month LIBOR from the comparable periods in 2008 and (ii) an increase in non-accrual loans, partially offset by an increase in the interest spreads on recent loan originations. As a result of additional loans being placed on non-accrual, for the three and six months ended June 30, 2009, we recorded reserves on PIK interest income recorded in prior quarters of $37 million and $55 million, respectively, which are recorded as a reduction of interest income in these periods. The reserves on accrued PIK interest income were recorded because we no longer expected such amounts to be collected or realized. The corresponding weighted average interest rate as of June 30, 2009 was 9.7%.

The monthly weighted average effective yield on equity investments decreased 440 basis points to 0.7% and 320 basis points to 1.9% for the three and six months ended June 30, 2009, respectively, over the comparable periods in 2008. This is primarily due to (i) a lower accrual of dividends on our preferred stock investments of our private finance portfolio and (ii) discontinuation of dividends from our investment in European Capital. For the three and six months ended June 30, 2009, we recorded reserves on accrued dividend income recorded in prior quarters from private finance preferred stock investments of $21 million and $27 million, respectively, which are recorded as a reduction of dividend income in these periods. The reserves on accrued dividend income were recorded because we no longer expected such amounts to be collected or realized. We recorded dividend income on our equity investment in European Capital of $17 million and $34 million for the three and six months ended June 30, 2008, respectively. We did not record any dividend income on our equity investment in European Capital for the three and six months ended June 30, 2009.

Asset Management/Advisory Segment

Operating income from our Asset Management/Advisory segment consisted of the following for the three and six months ended June 30, 2009 and 2008 (in millions):

	Three Months Ended June 30,		Six Months Ended June 30,
	2009	2008	2009	2008
Dividend income	$3	$11	$3	$18

Loan financing fees	—	3	—	11
Equity financing fees	—	—	—	4
Transaction structuring fees	—	—	—	3
Fund asset management fees and reimbursements	5	8	13	14
Portfolio company advisory and administrative fees	5	6	10	12
Other	1	4	2	7

Asset management and other fee income	11	21	25	51

Total operating income	$14	$32	$28	$69

Dividend Income

To the extent American Capital, LLC declares dividends of its net operating income to us, such dividends would be included as dividend income. The net operating income of American Capital, LLC is comprised of the base management fees, profit sharing (called carried interest or incentive fee) and transaction fees it earns less the operating expenses it incurs for providing fund management services. For the three and six month ended June 30, 2009, American Capital, LLC declared a dividend of $3 million. For the three and six months ended June 30, 2008, American Capital, LLC declared a dividend of $11 million and $18 million, respectively. The reduction in the dividend income is attributable primarily to lower net operating income from American Capital, LLC due to lower management fee income earned from managing European Capital.

Asset Management and Other Fee Income

During the three and six months ended June 30, 2009, we did not complete any American Capital sponsored buyouts and did not provide any financing in buyouts sponsored by other private equity firms. As a result, we did not earn any loan financing, equity financing or transaction structuring fees for the three and six months ended June 30, 2009.

Operating Expenses

Operating expenses increased $6 million, or 5%, and decreased $5 million, or 2%, for the three and six months ended June 30, 2009, respectively, over the comparable periods in 2008. Operating expenses consisted of the following for the three and six months ended June 30, 2009 and 2008 (in millions):

	Three Months Ended June 30,		Six Months Ended June 30,
	2009	2008	2009	2008
Interest	$60	$48	$112	$111
Salaries, benefits and stock-based compensation	47	57	100	113
General and administrative	24	20	50	43

Total operating expenses	$131	$125	$262	$267

Interest Expense

Interest expense for the three and six months ended June 30, 2009 increased $12 million, or 25%, and $1 million, or 1%, respectively, over the comparable periods in 2008. The increase in interest expense for the three and six months ended June 30, 2009 were primarily attributable to an increase in interest rates for default interest and ratings downgrades partially offset by a decline in LIBOR and a decrease in our weighted average borrowings. As discussed in Note 6 to the interim consolidated financial statements on page F-138 of this registration statement, we are in default under certain of our borrowing arrangements. We incurred additional interest expense of $19 million and $26 million, respectively, during the three and six months ended June 30, 2009 as a result of higher interest rates due to the defaults on certain of our borrowing arrangements and rating agency downgrades. The weighted average interest rate on all of our borrowings, including amortization of deferred financing costs, for the three and six months ended June 30, 2009 was 5.5% and 5.1% respectively, compared to 4.4% and 4.8%, respectively, for the three and six months ended June 30, 2008. Our weighted average borrowings were $4,341 million and $4,333 million for the three months ended June 30, 2009 and 2008, respectively. Our weighted average borrowings were $4,371 million and $4,656 million for the six months ended June 30, 2009 and 2008, respectively.

Salaries, Benefits and Stock-based Compensation

Salaries, benefits and stock-based compensation consisted of the following for the three and six months ended June 30, 2009 and 2008 (in millions):

	Three Months Ended June 30,		Six Months Ended June 30,
	2009	2008	2009	2008
Salaries	$19	$27	$41	$53
Incentive compensation	9	6	18	6
Benefits	3	4	8	11
Stock-based compensation	16	20	33	43

Total salaries, benefits and stock-based compensation	$47	$57	$100	$113

Salaries, benefits and stock-based compensation for the three and six months ended June 30, 2009 decreased $10 million, or 18%, and $13 million, or 12%, respectively, compared to the prior year periods primarily due to a decrease in the number of employees, partially offset by an increase in incentive compensation. To better align our organization and cost structure with current economic conditions, we undertook a strategic review of our business during 2008 which resulted in a reduction in our overall employee headcount. As of June 30, 2009 and 2008, we had total employees of 360 and 515, respectively. The increase in incentive compensation in 2009 is a result of retention bonus accruals.

General and Administrative Expenses

General and administrative expenses increased by $4 million, or 20%, and by $7 million, or 16%, for the three and six months ended June 30, 2009, respectively, over the comparable periods in 2008. The increase is primarily due to (i) fees from both our and our unsecured creditors’ legal and financial advisors that have been engaged in connection with our debt restructuring negotiations of $6 million and $10 million, respectively, for the three and six months ended June 30, 2009 and (ii) an additional $0 million and $4 million, respectively, of restructuring costs related to excess facilities for the three and six months ended June 30, 2009.

Net Gain on Extinguishment of Debt

In February 2009, we repurchased $20 million of Class B notes issued by our indirect wholly owned consolidated subsidiary, ACAS Business Loan Trust 2007-1 for $3 million. As a result of this purchase, we recognized a $17 million gain during quarter ended March 31, 2009, which is recorded in net gain on extinguishment of debt in the accompanying consolidated statements of operations.

On March 12, 2009, we terminated our $500 million secured revolving credit facility with Wachovia Capital Markets, LLC, as deal agent. All borrowings under the facility were repaid during the third quarter of 2008 and had not been redrawn. We terminated the facility in connection with our effort to further delever our balance sheet and to reduce our overall borrowing costs. We recorded a loss on debt extinguishment of $5 million as a result of writing off the deferred debt issuance costs, which is recorded in net gain on extinguishment of debt in the accompanying consolidated statements of operations.

Net Realized (Loss) Gain on Investments

Our net realized (loss) gain on investments for the three and six months ended June 30, 2009 and 2008 consisted of the following individual portfolio company realized (loss) gain greater than $15 million (in millions):

	Three Months Ended June 30,		Six Months Ended June 30,
	2009	2008	2009	2008
Piper Aircraft, Inc.	$31	$—	$31	$—
BPWest, Inc.	—	69	—	69
PHC Acquisition, Inc.	—	16	—	16
Pasternack Enterprises, Inc.	—	—	—	33
Exstream Holdings, Inc.	—	—	—	18
Other, net	4	17	12	17

Total gross realized portfolio gains	$35	$102	$43	$153

Consolidated Bedding, Inc.	$(196)	$—	$(196)	$—
Halex Holdings Corp.	(30)	—	(30)	—
Venus Swimwear, Inc.	(19)	—	(19)	—
Foamex, L.P.	(18)	—	(18)	—
Small Smiles Holding Company, LLC	(17)	—	(17)	—
Barton-Cotton Holding Corporation	—	—	(74)	—
Other, net	(63)	(39)	(76)	(62)

Total gross realized portfolio losses	(343)	(39)	(430)	(62)

Total net realized portfolio (losses) gains	$(308)	$63	$(387)	$91

European Capital put option agreement	$—	$—	$(44)	$—
Interest rate derivative periodic payments, net	(18)	(11)	(24)	(9)
Interest rate derivative termination payments, net	—	(1)	—	(2)
Foreign currency transactions	—	1	(2)	6
Taxes on net realized gains	—	(3)	—	(4)

Total net realized (losses) gains	$(326)	$49	$(457)	$82

In the second quarter of 2009, we received full repayment of our remaining subordinated debt investment in Piper Aircraft, Inc. and sold all of our equity interests for $31 million in total proceeds realizing a total gain of $31 million offset by a reversal of unrealized appreciation of $23 million. The gain that we recognized included escrowed proceeds that we expect to receive of $1 million.

In the second quarter of 2009, Consolidated Bedding, Inc. (“Consolidated Bedding”) sold all of its remaining assets to several purchasers for total proceeds consisting of cash, a 49% equity interest in one of the purchasers, Spring Air International, LLC and the future collection by one of the purchasers of certain accounts receivable of Consolidated Bedding. The total fair value of the cash and non-cash proceeds received, including the present value of future payments expected to be collected, is $14 million, the proceeds of which were used to partially pay down our debt investments. Subsequently, Consolidated Bedding filed for bankruptcy protection under Chapter 7 of the U.S. Bankruptcy Court. We do not expect to receive any further proceeds for our debt and equity investments in Consolidated Bedding, except the collection of the remaining $14 million of total proceeds. We deemed our remaining investments to be worthless and recognized a realized loss of $196 million offset by a reversal of unrealized depreciation of $189 million.

In the first quarter of 2009, Barton-Cotton, Incorporated, the wholly-owned operating subsidiary of Barton-Cotton Holding Corporation (“Barton-Cotton”), filed for bankruptcy protection under Chapter 7 of the U.S. Bankruptcy Court. Although we are pursuing our claims, we do not expect to receive any proceeds for our subordinated debt or equity investments in Barton-Cotton. We deemed our investments to be worthless and recognized a realized loss of $74 million fully offset by a reversal of unrealized depreciation.

On November 19, 2008, we entered into a put option agreement with European Capital under which European Capital could put some or all of certain investments to us at a predetermined put price. Under the terms of the agreement, the put option could be exercised at any time commencing on January 1, 2010 and expiring on December 31, 2010. In consideration for entering into the put option agreement, European Capital paid us €16 million ($20 million). The fair value of the put option liability as of December 31, 2008 was $69 million (€49 million) which is included in derivative and option agreements in our consolidated balance sheet. On March 30, 2009, we entered into a termination agreement with European Capital to terminate the put option agreement. Under the terms of the termination agreement, we settled the put option obligation by paying European Capital the fair value of the put option obligation of $65 million (€49 million). As a result, we recognized a realized loss of $44 million offset by the reversal of unrealized depreciation of $49 million in our interim consolidated statements of operations.

Unrealized Appreciation (Depreciation) of Investments

The net unrealized appreciation (depreciation) of investments is based on valuations approved by our Board of Directors. The following table itemizes the change in net unrealized appreciation (depreciation) of investments for the three and six months ended June 30, 2009 and 2008 (in millions):

	Three Months Ended June 30,		Six Months Ended June 30,
	2009	2008	2009	2008
Gross unrealized appreciation of private finance portfolio investments	$187	$151	$221	$231
Gross unrealized depreciation of private finance portfolio investments	(476)	(443)	(930)	(850)

Net unrealized depreciation of private finance portfolio investments	(289)	(292)	(709)	(619)
Net unrealized (depreciation) appreciation of European Capital(1)	(409)	20	(366)	(103)
Net unrealized appreciation (depreciation) of AGNC	31	(26)	13	(26)
Net unrealized appreciation (depreciation) of American Capital, LLC(1)	4	(17)	(158)	(157)
Net unrealized appreciation (depreciation) of Structured Products	37	46	(9)	(315)
Reversal of prior period net unrealized depreciation (appreciation) upon realization	315	(67)	393	(113)

Net unrealized depreciation of portfolio investments	(311)	(336)	(836)	(1,333)
Foreign currency translation	66	—	(3)	73
Derivative agreements	4	72	57	(1)
Reversal of prior period net unrealized depreciation on option agreements upon realization	—	—	49	—

Net unrealized depreciation of investments	$(241)	$(264)	$(733)	$(1,261)

(1)	Excludes foreign currency translation.

Private Finance Portfolio

Our private finance portfolio investments consist of loans and equity securities primarily to privately-held middle market companies. There is generally no publicly available information about these companies and an active primary or secondary market for the trading of these privately issued loans and securities generally does not exist. Our investments have been historically exited through normal repayment or a change in control transaction such as a sale or recapitalization of the portfolio company.

As discussed in Notes 3 and 5 to the interim consolidated financial statements on pages F-126 and F-133 of this registration statement, we adopted SFAS No. 157 on January 1, 2008. As a result of the adoption of SFAS No. 157, we were required to modify our valuation methodologies for certain of our private finance investments. Prior to the adoption of SFAS No. 157, we generally determined the fair value of our private finance portfolio investments by using the enterprise value waterfall (“Enterprise Value Waterfall”) valuation methodology. This valuation approach results in the determination of a fair value of our investments based on a change of control in an M&A transaction or a recapitalization of the enterprise based on the value of the enterprise. However, upon the adoption of SFAS No. 157, for investments in debt and redeemable preferred equity securities of portfolio companies for which we do not have the ability to initiate a sale of the portfolio company as of the measurement date and for which there is no active market, we are required under SFAS No. 157 to use a hypothetical secondary market as our principal market. We determine the fair value based on the assumptions that hypothetical market participants would use to value the investment in a current hypothetical sale using the market yield (“Market Yield”) valuation methodology. As of June 30, 2009, we have recognized $371 million of cumulative net unrealized depreciation as a result of using a Market Yield valuation methodology instead of the Enterprise Value Waterfall valuation methodology. We intend to hold these private finance portfolio investments until settlement or maturity which would generally be on a change of control event such as a sale or recapitalization of the company. In general, we would not exit these investments in a secondary market where the sale proceeds would be based on a market yield. Accordingly, we do not expect to realize this $371 million of cumulative net unrealized depreciation if we hold the investments to settlement or maturity and there are no significant unanticipated credit impairments.

For the three and six months ended June 30, 2009, the $289 million and $709 million, respectively, of net unrealized depreciation of our private finance portfolio investments was driven primarily by portfolio company performance and credit. The declines related to portfolio company performance and credit is driven mostly by declines in the operating results of certain of our portfolio companies due to the global economic recession. Although the broader market has experienced some improvement in multiples and narrowing of investment spreads in the second quarter of 2009, the deterioration and recovery of middle market multiples has lagged the broader market. As a result, our private finance portfolio of middle market companies did not experience the same increase in multiples and corresponding appreciation of value of the broader overall market.

European Capital

For the three and six months ended June 30, 2009, we recognized net unrealized depreciation of $409 million and $366 million, respectively, on our investment in European Capital. Our investment in European Capital consists of a 100% equity investment with a cost basis and fair value of $1,267 million and $97 million, respectively. In the first quarter of 2009, we acquired the remaining 32% equity interest not already owned by us. However, we did not value our 100% equity investment in European Capital at its NAV as of June 30, 2009, because European Capital has obtained temporary waivers of covenant defaults under certain of its credit facilities which could expire and prevent us from realizing all of its NAV.

AGNC

For the three and six months ended June 30, 2009, we recognized net unrealized appreciation of $31 million and $13 million, respectively, on our investment in AGNC due to an increase in the closing market quote and a reduction in the discount to the market quote for sales restrictions.

American Capital, LLC

American Capital, LLC, a wholly-owned portfolio company of American Capital, is a holding company of wholly-owned alternative asset fund managers. During the three and six months ended June 30, 2009, we recognized $4 million of unrealized appreciation and $158 million of unrealized depreciation on our investment in American Capital, LLC, respectively. The funds managed by American Capital, LLC are European Capital, AGNC, ACE I, ACE II, ACAS CLO-1 and ACAS CRE CDO. The decline in value of American Capital, LLC for the six months ended June 30, 2009 is primarily due to a reduction in projected management fees and carried interest for managing European Capital.

Structured Products

American Capital has investments in Structured Products such as investment and non-investment grade tranches of CMBS, CLO and CDO securities. During the three and six months ended June 30, 2009, we recorded $37 million of net unrealized appreciation and $9 million of net unrealized depreciation on our Structured Products investments, respectively. Our CMBS portfolio, which includes our investment in ACAS CRE CDO, experienced $21 million of net unrealized appreciation and $1 million of net unrealized depreciation during the three and six months ended June 30, 2009, respectively. Our CLO and CDO portfolios experienced $16 million of net unrealized appreciation and $8 million of net unrealized depreciation during the three and six months ended June 30, 2009, respectively. As of June 30, 2009, our CMBS portfolio has a cost basis of $705 million and a fair value of $108 million and our CLO and CDO portfolio has a cost basis of $247 million and a fair value of $66 million. Since the fourth quarter of 2007, we have experienced a substantial amount of depreciation on our Structured Products.

We value our Structured Products investments using the Market Yield valuation methodology. We estimate fair value based on third-party broker quotes and our cash flow forecasts subject to our assumptions a market participant would use regarding the investments’ underlying collateral including, but not limited to, assumptions of default and recovery rates, reinvestment spreads and prepayment rates. Cash flow forecasts are discounted using a market participant’s market yield assumptions that are derived from multiple sources including, but not limited to, third-party broker quotes, recent investments and securities and indices with similar structure and risk characteristics. We weight the use of third-party broker quotes in determining fair value based on our understanding of the level of actual transactions used by the broker to develop the quote and whether the quote was an indicative price or binding offer. We considered that the current market for our Structured Products investments may be considered an inactive market and that the information used by the third-party brokers to develop the quotes may generally not be based on actual transactions. We attempted to obtain multiple third-party broker quotes for all of Structured Products investments. We were generally able to receive third-party broker quotes for a significant majority of our Structured Products investments; however we generally received a limited number of third-party broker quotes per investment. The third-party broker quotes that we were able to obtain were provided as a source of indicative prices and were not binding offers. We evaluated the reasonableness of the broker quotes based on our knowledge of recent secondary offerings of similar securities reviewed by us, and to the extent possible, based on our knowledge of actual trades of similar securities. The reliance on broker quotes in determining the fair value of our Structured Products investments is specific to the facts and circumstances of each individual investment, but generally we weighted the use of broker quotes in determining the fair value of our Structured Products investments between 5% and 10%. The $37 million of net unrealized appreciation during the three months ended June 30, 2009 was the result of a modest narrowing of the investment spreads during the quarter. However, the accumulated net unrealized depreciation as of June 30, 2009 of $778 million was driven primarily by dramatic widening of investment spreads from origination caused by the liquidity crisis in the market. The liquidity crisis has driven investors’ expected returns higher on Structured Products investments. In general, there is not a liquid market for our non-investment grade Structured Products investments. However, there have been a few trades of securities of similar Structured Products investments in what is considered to be an illiquid distressed market during 2008 and the first half of 2009, which has had the effect of decreasing the values of the overall Structured Products market. Our cumulative unrealized depreciation was driven less by actual credit quality of the underlying loan pools as compared to the widening of investment spreads.

We expect that we will hold these Structured Products investments until settlement or maturity. Based on our June 30, 2009 assumptions of future default and recovery rates, reinvestment spreads and prepayment rates, we anticipate that we will realize upon the settlement or maturity approximately $563 million more in proceeds than the fair value as of June 30, 2009. The primary difference between the fair value as of June 30, 2009 and our anticipated proceeds at maturity is that the current market yields used to value these securities do not have an impact on our anticipated proceeds at settlement or maturity if our current assumptions of the future credit quality and cash flows prove accurate.

Foreign Currency Translation

We have a limited amount of investments in portfolio companies, including European Capital, for which the investment is denominated in a foreign currency, primarily the Euro. We also have other assets and liabilities denominated in foreign currencies. Fluctuations in exchange rates therefore impact our financial condition and results of operations, as reported in U.S. dollars. The foreign currency translation adjustment recorded in our interim consolidated statements of operations as net unrealized appreciation of $66 million for the three months ended June 30, 2009 and net unrealized depreciation of $3 million for the six months ended June 30, 2009. The appreciation during the three months ended June 30, 2009 was primarily as a result of the Euro appreciating against the U.S. dollar.

Derivative and Option Agreements

During the three and six months ended June 30, 2009, we recorded $4 million and $57 million, respectively, of net unrealized appreciation from derivative agreements, primarily interest rate swaps, and a $49 million reversal of prior period net unrealized depreciation from the termination of the European Capital put option agreement.

For interest rate derivative agreements, we estimate the fair value based on the estimated net present value of the future cash flows using a forward interest rate yield curve in effect as of the end of the measurement period, adjusted for nonperformance risk, if any, including an evaluation of our credit risk and our counterparty’s credit risk. A negative fair value would represent an amount we would have to pay a third-party and a positive fair value would represent an amount we would receive from a third-party to assume our obligation under an interest rate derivative agreement. They generally appreciate or depreciate primarily based on relative market interest rates and their remaining term to maturity. The net unrealized appreciation of $4 million for the three months ended June 30, 2009 was due to net unrealized appreciation of $55 million due to an increase in the forward interest rate yield partially offset by a net unrealized depreciation of $51 million associated with a reduction of our credit risk for non-performance during the period. The net unrealized appreciation of $57 million for the six months ended June 30, 2009 was due to net unrealized appreciation of $64 million due to an increase in the forward interest rate yield partially offset by a net unrealized depreciation of $7 million associated with a reduction of our credit risk for non-performance during the period. Cumulatively, the fair value of our net liability as of June 30, 2009 for our derivative agreements includes a $56 million reduction in the fair value of the net liability due to nonperformance risk as a result of our default under our unsecured borrowing arrangements and credit rating downgrades. The change in fair value is recorded as unrealized appreciation (depreciation) of derivative agreements.

Fair Value Compared to Realizable Value

We invest primarily in Level 3 assets, generally with the intention to hold the assets to settlement or maturity. We anticipate holding the debt investments in our private finance portfolio until maturity or until they are repaid through a change of control of the portfolio company; however we cannot estimate either the future sale date or the time period before the debt investments may be prepaid before their maturity date. We also intend to hold our Structured Products investments until maturity, which could be in excess of ten years. The current lack of liquidity in the financial markets has caused investment spreads between the cost of funds and investment income to widen dramatically on our investments, which in most cases results in current fair values for many Level 3 assets that are materially lower than the values we anticipate realizing on settlement or maturity (“Realizable Value”). This is especially true regarding fair value estimates on investments with longer expected settlement or maturity dates. The current market yields used to value these investments should not have an impact on the amount of proceeds we would expect to receive upon settlement or maturity.

For example, at the end of the second quarter of 2009, we held an investment in ACAS CRE CDO that has been depreciated $195 million inception to date. This investment is currently producing approximately $5 million per quarter of cash flow, but its fair value determined in accordance with GAAP is $19 million as of June 30, 2009; however, we anticipate realizing $75 million of our investment on settlement or maturity based on our assumptions as of June 30, 2009 of future credit losses, which includes the recession, over the life of the investment. Further, our Structured Products produced a total of $25 million of cash flow as of June 30, 2009, but the total fair value determined in accordance with GAAP is $174 million as of June 30, 2009. In total, the current fair value of our Structured Products determined in accordance with GAAP is approximately 1.7 times the annualized current quarterly cash flow. We believe the valuations of investments such as these are significantly impacted by both the lack of demand for such products and the lack of liquidity in the current market to finance the acquisition of these investments, thereby decreasing leveraged returns and prices that market participants are willing to pay for these securities. As such, there are material differences between the current GAAP fair value of several classes of our Level 3 assets compared to the value we anticipate we will realize on settlement or maturity if our current assumptions of future credit quality and cash flows are accurate.

We noted that in March 2008, the staff of the SEC’s Division of Corporation Finance published a letter that it had sent to a number of public companies regarding the disclosures in their periodic reports of the impact of SFAS No. 157. In the letter, companies are asked to consider disclosing for Level 3 assets “… whether you believe the fair values diverge materially from the amounts you currently anticipate realizing on settlement or maturity. If so, disclose why and provide the basis for your views.” Because we believe many of these GAAP fair values diverge materially from the Realizable Value, we are providing pro forma information on the Realizable Value of our assets in comparison to the fair value determined under GAAP.

As of June 30, 2009, we expect that our Realizable Value will exceed our fair value determined in accordance with GAAP as of June 30, 2009 by approximately $878 million. As of June 30, 2009, 98% of our portfolio investments are valued using Level 3 inputs. The following table summarizes the current GAAP cost basis and fair value of our investments as of June 30, 2009 compared to the Realizable Value (in millions):

Asset Class	Cost Basis	GAAP Fair Value	Realizable Value(1)	Difference Between Realizable Value and GAAP Fair Value
Private finance	$7,882	$5,755	$6,126	$371
European Capital	1,266	97	97	—
AGNC	100	115	115	—
Structured products	952	174	737	563
American Capital, LLC	95	44	44	—
Derivative agreements, net and other	—	(87)	(143)	(56)

Total	$10,295	$6,098	$6,976	$878

(1)	Use of Non-GAAP Information—Realizable Value is a non-GAAP financial measure which management uses in its internal analysis of results, and believes may be informative to investors gauging the quality of our assets and financial performance from a long-term perspective, identifying trends in our results and providing meaningful period-to-period comparisons. Realizable Value is defined as the future value that American Capital anticipates realizing on the settlement or maturity of its investments. As of the measurement date, it does not represent current GAAP fair value or net present value and is based on assumptions as of the measurement date. Accordingly, changes to expectations of future cash flows as a result of events subsequent to the measurement date are not reflected in the Realizable Value as of the measurement date. American Capital believes that this non-GAAP financial measure provides information useful to investors because American Capital generally intends to hold its assets to settlement or maturity, and there may be material differences between the GAAP fair values of its investments and the amounts American Capital expects to realize on settlement or maturity. This is primarily because the current lack of liquidity in the financial markets has caused investment spreads between the cost of funds and investment income to widen significantly on investments, resulting in current fair values under SFAS No. 157 that are materially lower than what American Capital currently anticipates realizing on settlement or maturity. It cannot be assured that American Capital will have the ability to hold its investments until settlement or maturity. American Capital could monetize an investment prior to settlement or maturity at a value below Realizable Value. American Capital believes that providing investors with Realizable Value in addition to the related GAAP fair value gives investors greater transparency to the information used by management in its financial operational decision-making. Although American Capital believes that this non-GAAP financial measure enhances investors’ understanding of its business and performance, Realizable Value should not be considered as an alternative to GAAP basis financial measures. A reconciliation of non-GAAP Realizable Value to GAAP fair value is set forth above.

Return on Shareholders’ Equity

The following table summarizes our returns on shareholders’ equity for the latest twelve months (“LTM”) and quarter ended June 30, 2009 and 2008:

	Period Ended June 30,
	2009	2008
LTM net operating income return on average equity at cost	4.3%	10.0%
LTM realized (loss) earnings return on average equity at cost	(3.3)%	13.2%
LTM loss on average equity	(90.6)%	(17.9)%
Current quarter net operating income return on average equity at cost annualized	1.3%	8.8%
Current quarter realized (loss) earnings return on average equity at cost annualized	(19.3)%	11.8%
Current quarter loss on average equity annualized	(96.2)%	(4.9)%

Fiscal Year 2008 Compared to Fiscal Year 2007

Net Operating Income

Operating Income

We have two primary lines of business: Investing and Asset Management/Advisory. We derive the majority of our operating income from our Investing segment, which primarily invests in senior and subordinated debt and equity of middle market companies with attractive current yields and/or potential for equity appreciation and realized gains.

Our Asset Management/Advisory segment provides management services to both our portfolio company investments and our alternative asset funds. Our Asset Management/Advisory segment includes financial advisory services provided to our portfolio company investments and includes both management fees for providing managerial advice and analysis to our middle market portfolio companies, which can be recurring in nature, and transaction structuring and financing fees for structuring, financing and executing middle market portfolio transactions, which may not be recurring in nature. These services are primarily provided by our consolidated operating subsidiary, American Capital Financial Services, Inc. (“ACFS”). Our Asset Management/Advisory segment also includes our third-party alternative asset fund management business. As of December 31, 2008, all of our third-party alternative asset fund management services are conducted through our wholly-owned portfolio company, American Capital, LLC. Prior to the second quarter of 2007, our third-party alternative asset fund management services were conducted through both ECFS, which was deconsolidated in the second quarter of 2007 (see note 18 to our consolidated financial statements in our annual report on Form 10-K), and wholly-owned portfolio companies. To the extent American Capital, LLC declares regular quarterly dividends of its net operating income to us, such dividends would be included in our Asset Management/Advisory segment as dividend income. The results for our Asset Management/Advisory segment also include the realized gain (loss) and unrealized appreciation (depreciation) of such wholly-owned portfolio companies.

The following is a summary of our operating income by segment for the years ended December 31, 2008 and 2007 (in millions):

	2008			2007
	Investing	Asset Management and Advisory	Consolidated	Investing	Asset Management and Advisory	Consolidated
Interest and dividend income	$932	$18	$950	$958	$41	$999
Fee and other income	11	90	101	22	219	241

Total operating income	$943	$108	$1,051	$980	$260	$1,240

Investing Segment

Operating income from our Investing segment consisted of the following for the years ended December 31, 2008 and 2007 (in millions):

	2008	2007
Interest income on debt investments	$726	$735
Dividend income on equity securities	198	213
Interest income on bank deposits	8	10

Interest and dividend income	932	958

Prepayment fees	5	15
Other fees	6	7

Fee and other income	11	22

Total operating income	$943	$980

Interest income on debt investments decreased by $9 million, or 1%, to $726 million for the year ended December 31, 2008 from $735 million for 2007, due to a decline in the weighted average effective interest rate on our debt investments partially offset by an increase in our debt investments. Dividend income on equity securities decreased by $15 million, or 7%, to $198 for 2008 from $213 million for 2007, primarily due to a decline in the weighted average effective yield on our equity investments partially offset by an increase in our equity investments.

The following table summarizes selected data for our debt and equity investments, at cost, for the years ended December 31, 2008 and 2007 (dollars in millions):

	2008	2007
Effective interest rate on debt investments(1)(2)	10.8%	12.0%
Debt investments(1)(2)	$6,731	$6,146
Average monthly one-month LIBOR	2.5%	5.2%
Non-accrual loans at face as of period end	$871	$338
Non-accrual loans at fair value as of period end	$150	$122
Effective yield on equity investments(1)(3)	5.0%	6.2%
Equity investments(1)(3)	$3,944	$3,422
Effective yield on debt and equity investments(1)(3)	8.6%	9.9%
Debt and equity investments(1)(3)	$10,675	$9,568

(1)	Monthly weighted average.
(2)	Includes CMBS.
(3)	Excludes our equity investments in alternative asset fund management portfolio companies.

The monthly weighted average effective interest rate on debt investments decreased 120 basis points to 10.8% for the year ended December 31, 2008 from 12.0% for the year ended December 31, 2007. This is primarily due to a decrease in LIBOR from the prior year resulting in lower interest income on our variable rate loans. The decrease in the monthly weighted average effective interest rate is also due to an increase in non-accrual loans, partially offset by an increase in the interest spreads on new investments originated in the last eighteen months.

The monthly weighted average effective yield on equity investments decreased 120 basis points to 5.0% for the year ended December 31, 2008 from 6.2% for the year ended December 31, 2007. The decrease is primarily due to (i) a lower accrual of dividends on our preferred stock investments of our private finance portfolio and (ii) lower non-recurring cash dividends from our common stock investments in our private finance portfolio, partially offset by (iii) an increase in our cash dividends from our common equity investments in our alternative asset funds. We recorded dividend income on our equity investment in European Capital of $51 million for the year ended December 31, 2008 compared to $52 million for the year ended December 31, 2007. We also recorded dividend income of $13 million on our equity investment in AGNC for the year ended December 31, 2008.

Asset Management/Advisory Segment

Operating income from our Asset Management/Advisory segment consisted of the following for the years ended December 31, 2008 and 2007 (in millions):

	2008	2007
Dividend income from alternative asset fund management portfolio companies	$18	$41

Dividend income	18	41

Loan financing fees	20	55
Equity financing fees	4	51
Transaction structuring fees	4	36
Fund asset management fees and reimbursements	29	34
Portfolio company advisory and administrative fees	21	27
Other	12	16

Fee and other income	90	219

Total operating income	$108	$260

Dividend Income

The net operating income of American Capital, LLC is comprised of the base management fees, profit sharing (called carried interest or incentive fee) and transaction fees it earns less the operating expenses it incurs for providing fund management services. For the year ended December 31, 2008, American Capital, LLC declared dividends of $18 million compared to dividends of $41 million for year ended December 31, 2007. The decrease in dividend income is attributable primarily to a decrease in American Capital, LLC’s net operating income in 2008 due mostly to lower transaction fees from lower investment volume of its private equity funds under management, mostly European Capital, and lower management fees due to a decrease in assets under management primarily attributable to higher unrealized depreciation on the asset portfolio of European Capital.

Fee and Other Income

Loan financing fees for the year ended December 31, 2008 decreased $35 million, or 64%, over the comparable period in 2007. The decrease in loan financing fees for the year ended December 31, 2008 was attributable to a decrease in loan originations. The loan originations during the year ended December 31, 2008 decreased by $3.3 billion as compared to the prior year. The loan financing fees were 1.0% and 1.1% of loan originations for the years ended December 31, 2008 and 2007, respectively. Loan fees received that are representative of additional yield are recorded as OID and accreted into interest income using the effective interest method and not included in fee income.

Equity financing fees for the year ended December 31, 2008 decreased $47 million, or 92% over the comparable period in 2007. Transaction structuring fees for the year ended December 31, 2008 decreased $32 million, or 89% over the comparable period in 2007. Equity financing fees and transaction structuring fees were significantly lower in 2008 due primarily to reduced volume of American Capital sponsored buyouts.

Fund asset management fees and reimbursements revenue for the years ended December 31, 2008 and 2007 includes fees of $29 million and $19 million, respectively, for providing advisory and administrative services to

American Capital, LLC. In addition, prior to the second quarter of 2007, ECFS was a consolidated operating subsidiary that earned alternative asset management fees and expense reimbursement revenues. The alternative asset management fees and expense reimbursements revenue earned by ECFS during the year ended December 31, 2007 was $15 million. There were no alternative asset management fees and expense reimbursements revenue recorded by us related to ECFS during the year ended December 31, 2008 as it was deconsolidated in the second quarter of 2007.

Operating Expenses

Operating expenses decreased $119 million, or 19%, for the year ended December 31, 2008 over the comparable period in 2007. Our operating leverage was 1.9% for the years ended December 31, 2008 and 2007. Operating leverage is our operating expenses plus those of ECFS post-deconsolidation through December 31, 2008, excluding stock-based compensation and interest expense, divided by our total assets under management at period end. Operating expenses consisted of the following for the years ended December 31, 2008 and 2007 (in millions):

	2008	2007
Interest	$220	$287
Salaries, benefits and stock-based compensation	206	254
General and administrative	95	99

Total operating expenses	$521	$640

Interest Expense

Interest expense for the year ended December 31, 2008 decreased $67 million, or 23%, over the comparable period in 2007. The decrease in interest expense for the year ended December 31, 2008 was primarily attributable to a decrease in our weighted average interest rate due to a decline in LIBOR as well as a decrease in our weighted average borrowings. The weighted average interest rate on all of our borrowings for the years ended December 31, 2008 and 2007 was 4.9% and 6.3%, respectively. Our weighted average borrowings decreased from $4,572 million for the year ended December 31, 2007 to $4,508 million in the comparable period in 2008.

Salaries, Benefits and Stock-based Compensation

Salaries, benefits and stock-based compensation consisted of the following for the years ended December 31, 2008 and 2007 (in millions):

	2008	2007
Base salaries	$93	$92
Incentive compensation	5	73
Severance costs	10	—
Benefits	17	17
Stock-based compensation	81	72

Total salaries, benefits and stock-based compensation	$206	$254

Salaries, benefits and stock-based compensation for the year ended December 31, 2008 decreased $48 million, or 19%, over the comparable period in 2007. The decrease is primarily due to lower incentive compensation in 2008, a decrease in the number of employees and the deconsolidation of ECFS, partially offset by severance costs in 2008 and annual salary increases. Our incentive compensation during the year ended December 31, 2008 decreased by $68 million, or 93%, over the comparable period in 2007 as a result of not meeting operating performance criteria. As discussed above, we deconsolidated ECFS in the second quarter of 2007. For the fiscal year ended December 31, 2007, the total salaries, benefits and stock-based compensation of ECFS was $7 million through the date of its deconsolidation.

To better align our organization and cost structure with current economic conditions, we undertook a strategic review of our business in 2008 which resulted in an aggregate restructuring charge of $19 million. The restructuring charge included $10 million for severance and related costs associated with 160 employees and $9 million of costs related to excess facilities. The severance and related costs are included in salaries, benefits and stock-based compensation and the excess facilities costs are included in general and administrative in our consolidated statements of operations. As of December 31, 2008, we had total employees of 384 compared to total employees of 580 as of December 31, 2007.

General and Administrative Expenses

General and administrative expenses decreased by $4 million, or 4%, over the comparable period in 2007. The decrease is primarily due to the decrease in the number of employees, lower employee recruiting costs and the deconsolidation of ECFS, partially offset by the $9 million restructuring charge related to excess facilities discussed above.

Provision for Income Taxes

We operate to qualify as a RIC under Subchapter M of the Code. In order to qualify as a RIC, we must annually distribute in a timely manner to our shareholders at least 90% of our taxable ordinary income of our investment company based on our tax fiscal year. Ordinary income includes net short-term capital gains but excludes net long-term capital gains. A RIC is not subject to federal income tax on the portion of its ordinary income and long-term capital gains that are distributed to its shareholders, including “deemed distributions.” As permitted by the Code, a RIC can designate dividends paid in the subsequent tax year as dividends of current year ordinary income and net long-term gains if those dividends are both declared by the extended due date of the RIC’s federal income tax return and paid to shareholders by the last day of the subsequent tax year. We have distributed, or intend to distribute, sufficient dividends to eliminate our taxable income. Accordingly, we do not have a provision for income taxes on our income from our investment company.

As a RIC, we are also subject to a nondeductible federal excise tax of 4% if we do not distribute at least 98% of our ordinary income, excluding net short-term capital gains, in any calendar year and 98% of our capital gains for each one-year period ending October 31, including any undistributed income from the prior excise tax year. For the calendar years ended December 31, 2008 and 2007 and the one-year periods ending October 31, 2008 and 2007, we did not distribute at least 98% of our ordinary income and capital gains and accrued the 4% excise tax. For the years ended December 31, 2008 and 2007, we accrued $14 million and $7 million, respectively, of excise tax attributable to undistributed ordinary income, which is included in our provision for income taxes on the accompanying consolidated statements of operations. For the year ended December 31, 2007, we accrued $6 million of excise tax attributable to undistributed capital gains, which is included in taxes on net realized gain on the accompanying consolidated statements of operations.

Our consolidated operating subsidiary, ACFS, is subject to corporate level Federal, state and local income tax. For the year ended December 31, 2008, we accrued a tax provision of $23 million compared to a tax benefit $1 million for the corresponding period in 2007. ACFS operated at a net loss during the year ended December 31, 2008, however we recorded a valuation allowance against our deferred tax asset during 2008 that resulted in a provision for income taxes on our consolidated statements of operations attributable to ACFS. We use the liability method in accounting for income taxes. Deferred tax assets and liabilities are recorded for temporary differences between the carrying amount of assets and liabilities and their tax basis and are stated at tax rates expected to be in effect when taxes are actually paid or recovered. A valuation allowance is provided against deferred tax assets when it is more likely than not that some or all of the deferred tax asset will not be realized. In determining if our deferred tax asset is realizable, we consider the forecasted future taxable income of ACFS as well as any tax planning strategies. Considering the current macroeconomic environment, we concluded that it is more likely than not that we would not realize most of our deferred tax asset with future taxable income of ACFS. Accordingly, we recorded a valuation allowance against our deferred tax asset in 2008. Substantially most of our $23 million tax provision of ACFS for the year ended December 31, 2008 related to our recording of a valuation allowance.

Net Realized Gain (Loss) on Investments

Our net realized gain (loss) on investments for the years ended December 31, 2008 and 2007 consisted of the following individual portfolio company realized gain (loss) greater than $15 million (in millions):

	2008	2007
BPWest, Inc.	$69	$—
Contec Holdings, Ltd	58	—
SSH Acquisition, Inc.	37	—
Pasternak Enterprises, Inc.	34	—
PaR Systems, Inc.	19	—
Exstream Holdings, Inc.	18	—
PHC Acquisition, Inc.	16	—
Sale to American Capital Equity II, LP	—	78
Ranpak Acquisition Company	—	64
EAG Acquisition, LLC	—	50
ACSAB, LLC	—	45
SAV Holdings, Inc.	1	43
The Hygenic Corporation	1	22
Other	42	61

Total gross realized portfolio gains	295	363

Stein World, LLC	(32)	—
BLI Partners, LLC	(16)	—
Stravina Holdings, Inc.	—	(45)
New Starcom Holdings, Inc.	—	(43)
Sale of 22 CMBS Investments	—	(22)
Logex Corporation	—	(21)
Other	(115)	(34)

Total gross realized portfolio losses	(163)	(165)

Total net realized portfolio gains	132	198
Interest rate derivative periodic interest (payments) receipts, net	(31)	10
Interest rate derivative termination (payments) receipts, net	(9)	7
Foreign currency transactions	(6)	5
Taxes on net realized gains	(54)	(6)

Total net realized gains	$32	$214

During 2008, we received full repayment of our remaining $9 million subordinated debt investment in BPWest, Inc. and sold all of our equity interests for $75 million in proceeds realizing a total gain of $69 million offset by a reversal of unrealized appreciation of $71 million. The gain that we recognized included escrowed proceeds that we expect to receive of $4 million.

During 2008, we received full repayment of our remaining $88 million subordinated debt investment in Contec Holdings, Ltd. and sold all of our equity interests for $165 million in proceeds realizing a total gain of $58 million offset by a reversal of unrealized appreciation of $58 million. We provided $135 million in subordinated debt financing to the purchasers.

During 2008, we received full repayment of our remaining $32 million subordinated debt investment in SSH Acquisition, Inc. and sold all of our equity interests for $59 million in proceeds realizing a total gain of $37 million offset by a reversal of unrealized appreciation of $40 million. The gain that we recognized included escrowed proceeds that we expect to receive of $6 million. We provided $141 million in senior and subordinated debt financing to the purchasers.

During 2008, we received full repayment of our remaining $29 million subordinated debt investment in Pasternack Enterprises, Inc. and sold all of our equity interests for $44 million in proceeds realizing a total gain of $34 million offset by a reversal of unrealized appreciation of $35 million. The gain that we recognized included escrowed proceeds that we expect to receive of $2 million.

During 2008, we sold all of our equity interests in PaR Systems, Inc. for $20 million in proceeds realizing a total gain of $19 million offset by a reversal of unrealized appreciation of $20 million. The gain that we recognized included escrowed proceeds that we expect to receive of $1 million. We provided $5 million in senior debt financing to the purchasers.

During 2008, we received full repayment of our remaining $65 million subordinated debt investment in Exstream Holdings, Inc. and sold our equity interests for $306 million in proceeds realizing a total gain of $18 million offset by a reversal of unrealized appreciation of $23 million. The gain that we recognized included escrowed proceeds that we expect to receive of $8 million.

During 2008, we received full repayment of our remaining $27 million subordinated debt investment in PHC Acquisition, Inc. and sold equity interests for $32 million in proceeds realizing a total gain of $16 million offset by a reversal of unrealized appreciation of $20 million. We retained a 5.8% common equity interest in the acquiring portfolio company, Primrose Holding Corporation. The gain that we recognized included escrowed proceeds that we expect to receive of $4 million.

During 2008, all of the operating assets of Stein World, LLC were sold pursuant to a sale foreclosure initiated by the lenders senior to us. We did not receive any proceeds from the sale and wrote off our debt investments in 2008 realizing a loss of $32 million offset by a reversal of unrealized depreciation of $32 million.

During 2008, we sold our minority equity interests in BLI Partners, LLC for $1 million in proceeds realizing a loss of $16 million fully offset by a reversal of unrealized depreciation.

In October 2007, we sold approximately 17% of our equity investments (other than warrants issued with debt investments) in 80 portfolio companies for an aggregate purchase price of $488 million to ACE II. ACE II is a private equity fund with $585 million of equity commitments from third-party investors. The remaining $97 million equity commitment will be used by ACE II to fund add-on investments in the 80 portfolio companies. American Capital, LLC manages ACE II in exchange for a 2% annual management fee on the cost basis of the assets of the fund and a 10% to 30% carried interest in the net profits of the fund, subject to certain hurdles. We recorded a total net realized gain of $78 million upon the sale of the $488 million of investments. In accordance with SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities (“SFAS No. 140”), we included in our sale proceeds the fair value of the management agreement associated with the $488 million of investments sold. The fair value of this portion of the contract was determined to be $20 million and was treated as being contributed to American Capital, LLC and included in our cost basis in our investment in American Capital, LLC. As a result, our $78 million of net realized gain on the transaction includes $20 million of a realized gain for the value of a portion of the management agreement received as sale proceeds.

During the second quarter of 2007, our portfolio company Ranpak Acquisition Company (“Ranpak”) recapitalized its balance sheet that included a partial redemption of its redeemable preferred stock. As part of the recapitalization, we received $71 million in proceeds for the partial redemption of our preferred stock investment in Ranpak, including full repayment of related accrued dividends, realizing a gain of $19 million. In addition, during the fourth quarter of 2007, we received full repayment of our remaining $107 million subordinated debt investment in Ranpak and sold all of our equity interest for $119 million in proceeds realizing a total additional gain of $45 million, offset by the reversal of unrealized appreciation of $56 million. The gain that we recognized included escrowed proceeds that we expect to receive of $1 million.

During 2007, a newly formed holding company, EAG Limited, closed on an IPO and began trading on the London Stock Exchange. As part of the offering, we sold all our shares in our portfolio company, EAG Acquisition, LLC, for proceeds of $55 million and received full repayment of our $104 million senior and subordinated debt investment. We realized a total gain of $50 million offset by a reversal of unrealized appreciation of $26 million.

Our portfolio company ACSAB, LLC (“ACSAB”) held an investment in ASAlliances Biofuels, LLC (“ASAlliances”). During 2007, ASAlliances was sold to VeraSun Energy Corporation (“VeraSun”) (NYSE: VSE) for cash and stock consideration. ACSAB distributed to us our share of its sale proceeds, after tax, consisting of cash, stock of VeraSun and an escrow that holds additional stock of VeraSun with a total value of $73 million. The value of the VeraSun stock was $32 million and the expected proceeds of the escrow were $13 million. As part of the sale transaction, we also received full repayment of our $48 million subordinated debt investment in ASAlliances. We recorded a total realized gain on the transaction of $45 million offset by a reversal of unrealized appreciation of $55 million.

During 2007, we received full repayment of our remaining $29 million senior and subordinated debt investments in SAV Holdings, Inc. and sold all of our equity interests for $66 million in proceeds realizing a total gain of $43 million offset by a reversal of unrealized appreciation of $49 million. The gain that we recognized included escrowed proceeds that we expect to receive of $6 million.

During 2007, we received full repayment of our remaining $18 million senior debt investment in The Hygenic Corporation and sold all of our equity interests for $22 million in proceeds realizing a total gain of $22 million offset by a reversal of unrealized appreciation of $22 million. The gain that we recognized included escrowed proceeds that we expect to receive of $1 million.

During 2007, Stravina Holdings, Inc. (“Stravina”) initiated an assignment of its assets for the benefit of its creditors, which is an out of court liquidation process. We received $2 million of sale proceeds and expect to receive a minimal amount of proceeds from the liquidation of the remaining assets of Stravina. We deemed our common stock and debt investments as worthless and we wrote them off with the exception of a senior debt investment with a fair value $0.1 million that we expect to receive payments from the additional liquidation proceeds. We realized a loss of $45 million fully offset by a reversal of unrealized depreciation.

During 2007, New Starcom Holdings, Inc. sold one of its operating subsidiaries and ceased all of its other operations. We did not expect to receive any proceeds from our subordinated debt or equity investment and deemed our investments to be worthless recognizing a realized loss of $43 million fully offset by a reversal of unrealized depreciation.

During 2007, we sold our investments in 121 subordinated tranches of bonds in 22 CMBS trusts to ACAS CRE CDO, a new commercial real estate collateralized debt obligation trust. Our cost basis in the CMBS bonds sold to ACAS CRE CDO was $642 million with a principal balance of $1.2 billion. Third-party investors in ACAS CRE CDO purchased AAA through A-bonds for a total purchase price of $411 million with a principal balance of $412 million. We purchased investment grade and non-investment grade notes and preferred shares of ACAS CRE CDO for a total purchase price of $215 million with a principal balance of $763 million. In accordance with SFAS No. 140, the securities that we purchased are considered to be beneficial interests in the sold CMBS bonds that are retained by us. The beneficial interests that continue to be held by us were measured at the date of transfer by allocating the previous carrying amount of the sold CMBS bonds between the ACAS CRE CDO notes sold to third-parties and the ACAS CRE CDO notes and preferred shares that we continue to hold based on their relative fair values. American Capital, LLC, serves as the collateral manager for ACAS CRE CDO in exchange for an annual senior management fee of 7.5 basis points and a subordinate fee of 7.5 basis points. In accordance with SFAS No. 140, the fair value of the collateral management agreement estimated to be $2 million was included as additional sale proceeds and treated as being contributed to American Capital, LLC increasing our cost basis in that portfolio investment. We recorded a net realized loss of $22 million in 2007 related to this transaction offset by a reversal of unrealized depreciation of $17 million.

During 2007, the operating assets of Logex Corporation were sold pursuant to an asset purchase and sale agreement. We received cash proceeds from the sale of the operating assets as partial payment on our subordinated debt investments and expected to receive additional payments on our subordinated debt investments from sale proceeds held in escrow. We deemed our equity investments and subordinated debt investments that will not be repaid with any of the sale proceeds held in escrow as worthless and wrote off the securities realizing a loss of $21 million fully offset by a reversal of unrealized depreciation.

We record the accrual of the periodic interest settlements of interest rate swaps in net unrealized appreciation (depreciation) of investments and subsequently record the amount as a realized gain (loss) on investments on the interest settlement date. We generally pay a fixed rate and receive a floating rate based on LIBOR under our interest rate swap agreements. For the year ended December 31, 2008, we recorded a net realized loss of $31 million compared to a net realized gain of $10 million for the year ended December 31, 2007 from the settlement of the periodic interest payments under our interest rate swap agreements. The unfavorable periodic interest settlements in 2008 as compared to 2007 are due primarily from the decrease in LIBOR rates in 2008 as compared to 2007.

Cash payments received or paid for the termination of an interest rate derivative agreement are recorded as a realized gain or loss upon termination. Interest rate swap agreements were terminated prior to their maturity resulting in net cash settlement payments of $9 million for the year ended December 31, 2008 compared to net cash settlement receipts of $7 million for the year ended December 31, 2007.

For our tax year ended September 30, 2008, we retained our $155 million of net long-term capital gains resulting in a deemed distribution of $0.72 per share of net long-term capital gains to record holders as of September 30, 2008. Pursuant to the Code, we paid on behalf of our shareholders $54 million of Federal taxes on the retained net long-term capital gains.

Unrealized Appreciation (Depreciation) of Investments

The net unrealized appreciation (depreciation) of investments is based on valuations approved by our Board of Directors. The following table itemizes the change in net unrealized appreciation (depreciation) of investments for the years ended December 31, 2008 and 2007 (in millions):

	2008	2007
Gross unrealized appreciation of private finance portfolio investments	$192	$642
Gross unrealized depreciation of private finance portfolio investments	(1,508)	(523)
Impact of adopting SFAS No. 157	(447)	—

Net unrealized (depreciation) appreciation of private finance portfolio investments	(1,763)	119
Net unrealized depreciation of managed funds(1)	(671)	(281)
Net unrealized (depreciation) appreciation of American Capital, LLC(1)	(300)	406
Net unrealized depreciation of Structured Products	(606)	(203)
Reversal of prior period net unrealized appreciation upon a realization	(140)	(167)

Net unrealized depreciation of portfolio investments	(3,480)	(126)
Foreign currency translation	(41)	98
Derivative and option agreements	(119)	(80)

Net unrealized depreciation of investments	$(3,640)	$(108)

(1)	Excludes foreign currency translation.

Private Finance

Our private finance portfolio investments consist of loans and equity securities primarily to privately-held middle market companies. There is generally no publicly available information about these companies and an active primary or secondary market for the trading of these privately issued loans and securities generally does not exist. Our investments have been historically exited through normal repayment or a change in control transaction such as a sale or recapitalization of the portfolio company.

During the year ended December 31, 2008, we recorded $1,763 million of net unrealized depreciation on our private finance portfolio investments, including $447 million of net unrealized depreciation as a result of the change in our accounting methodologies from the adoption of SFAS No. 157. The remaining $1,316 million of net unrealized depreciation on our private finance portfolio investments during 2008 was driven primarily by declines in multiples of comparable companies and reduction of historic and projected cash flows of certain portfolio companies.

As discussed in Note 3 to the consolidated financial statements on page F-41 of this registration statement, we adopted SFAS No. 157 on January 1, 2008. As a result of the adoption of SFAS No. 157, we were required to modify our valuation methodologies for certain of our private finance investments. Prior to the adoption of SFAS No. 157, we generally determined the fair value of our private finance portfolio investments by using the enterprise value waterfall (“Enterprise Value Waterfall”) valuation methodology. This valuation approach results in the determination of a fair value of our investments based on a change of control in an M&A transaction or a recapitalization of the enterprise based on the value of the enterprise. However, upon the adoption of SFAS No. 157, for investments in debt and redeemable preferred equity securities of portfolio companies for which we do not have the ability to initiate a sale of the portfolio company as of the measurement date and for which there is no active market, we are required under SFAS No. 157 to use a hypothetical secondary market as our principal market. We determine the fair value based on the assumptions that hypothetical market participants would use to value the investment in a current hypothetical sale using the market yield (“Market Yield”) valuation methodology. During the year ended December 31, 2008, we recorded $447 million of net unrealized depreciation as a result of using a Market Yield valuation methodology to determine the fair value of these investments instead of the Enterprise Value Waterfall valuation methodology. We intend to hold these private finance portfolio investments until settlement or maturity which would generally be on a change of control event such as a sale or recapitalization of the company. In general, we would not exit these investments in a secondary market where the sale proceeds would be based on a market yield. Accordingly, we do not expect to realize this $447 million of cumulative net unrealized depreciation if we hold the investments to settlement or maturity and there are no significant unanticipated impairments.

Under the Market Yield valuation methodology, the net unrealized depreciation of $447 million for the year ended December 31, 2008 was driven by a significant increase in expected current market yields and interest rate spreads of similar loans or securities as well as a decline in LIBOR. For example, the Merrill Lynch 3-5 Year BB US Cash Pay High Yield Index as of December 31, 2008 increased approximately 700 basis points as compared to the prior year. This index tracks U.S. denominated debt, currently in a coupon paying period that is publicly issued in the U.S. domestic market with a remaining term to maturity greater than or equal to 3 years and less than 5 years and rated BB1 through BB3. However, we estimate that the privately-held middle market loan pricing as of December 31, 2008 has increased over 200 basis points for senior debt and over 300 basis points for subordinated debt as compared to the prior year. In addition, the one-month LIBOR as of December 31, 2008 decreased by over 400 basis points as compared to the prior year.

The remaining $1,316 million of net unrealized depreciation on our private finance portfolio was driven primarily by declines in multiples of comparable companies and reduction of historical and projected cash flows of certain portfolio companies. Under the Enterprise Value Waterfall valuation methodology, we estimate the enterprise value of the portfolio company by preparing an analysis consisting of traditional valuation methodologies including market, income and cost approaches. We weight some or all of the traditional valuation methods based on individual circumstances of the portfolio company. Three of the more significant traditional valuation methodologies used are: valuations of comparable public companies, recent sales of private and public comparable companies, and discounting the forecasted cash flows of the portfolio company. During 2008, the trading multiples of comparable public companies have declined significantly. For example, the Wilshire 5000

Index declined 37% during 2008. The Wilshire 5000 Index is a common index that measures the performance of the stocks for nearly every traded public company in the United States. Also, recent sales of private and public comparable companies also reflect lower multiples. In addition, the performance of certain of our portfolio companies deteriorated during 2008 due to both global macroeconomic factors due to the economic recession as well as individual performance issues at certain portfolio companies resulting in a decline of cash flows. Of our $1,316 million of remaining net unrealized depreciation on our private finance portfolio during the year ended December 31, 2008, we estimate that approximately two-thirds was due to multiple compression and approximately one-third was due to portfolio company performance.

Managed Funds

For the year ended December 31, 2008, the net unrealized depreciation of our managed funds was $671 million, consisting primarily of $672 million of unrealized depreciation on our investment in European Capital. As of December 31, 2008, we owned a 68% controlling majority-owned interest in European Capital, a company that was, at that time, publicly traded on the London Stock Exchange under the ticker symbol “ECAS”. As outlined in our accounting policy and in accordance with the 1940 Act for determining fair value, for securities of companies that are publicly traded for which we have a majority-owned interest, the value is based on the market quote on the valuation date plus a control premium if our Board of Directors determines in good faith that additional value above the market quote would be obtainable upon transfer of control. As of December 31, 2008 and 2007, European Capital’s closing market quote was €0.90 and €6.98 per share, respectively. As of December 31, 2008 and 2007, the fair value of our controlling majority-owned equity interest in European Capital was determined to be €1.15 and €7.88 per share, respectively, which was based on the closing market quote plus a control premium of 27% and 13%, respectively. The $672 million of unrealized depreciation in our investment in European Capital during the year ended December 31, 2008 was driven primarily by a decrease in the market quote from December 31, 2007 to December 31, 2008. Including the impact of foreign currency translation, our equity investment in European Capital was valued at $117 million and $839 million as of December 31, 2008 and 2007, respectively. A control premium was applied to the market quote as it was determined in good faith by our Board of Directors that additional value above the market quote would be obtainable upon the sale of our controlling interest in European Capital. The purchaser of the majority-owned controlling interest in European Capital would have the ability to realize the net asset value and take advantage of synergies and other benefits that would result from control over European Capital.

On March 26, 2009, we acquired all of the ordinary shares of European Capital held by other investors, representing 32.3% of European Capital’s outstanding ordinary shares. In connection with the transaction, we issued 11.5 million shares of our common stock with a value of $25 million as of March 26, 2009 in exchange for the outstanding European Capital ordinary shares.

American Capital, LLC

American Capital, LLC, a wholly-owned portfolio company of American Capital, is a holding company of wholly-owned third-party fund managers. During the year ended December 31, 2008, we recognized $300 million of unrealized depreciation on our investment in American Capital, LLC compared to $406 million of unrealized appreciation in the comparable period in 2007. This decline was primarily driven by a decrease in the trading multiples of comparable asset management companies and a decline in its projected management and incentive fees due to lower projected transaction fees and a decline in the growth rate of assets under management. The projected lower transaction fees are due to lower projected investment originations of the alternative asset funds under its management. The decline in projected assets under management of American Capital, LLC is due in part to additional unrealized depreciation as a result of changes to accounting valuation methodologies upon the adoption of SFAS No. 157 by the third-party alternative asset funds managed by American Capital, LLC, primarily European Capital.

Structured Products

American Capital has investments in Structured Products such as investment and non-investment grade tranches of CMBS, CLO and CDO securities. During the year ended December 31, 2008, we recorded $606 million of net unrealized depreciation on our Structured Products investments. Our CMBS portfolio, which includes our investment in ACAS CRE CDO, experienced $455 million of net unrealized depreciation and our CLO and CDO portfolios experienced $151 million of net unrealized depreciation during the year ended December 31, 2008.

We value our Structured Products investments using the Market Yield valuation methodology. We estimate fair value based on third-party broker quotes and our cash flow forecasts subject to our assumptions a market participant would use regarding the investments’ underlying collateral including, but not limited to, assumptions of default and recovery rates, reinvestment spreads and prepayment rates. Cash flow forecasts are discounted using a market participant’s market yield assumptions that are derived from multiple sources including, but not limited to, third-party broker quotes, recent investments and securities and indices with similar structure and risk characteristics. We weight the use of third-party broker quotes in determining fair value based on our understanding of the level of actual transactions used by the broker to develop the quote and whether the quote was an indicative price or binding offer. We considered that the current market for our Structured Products investments would be considered an inactive market and that the information used by the third-party brokers to develop the quotes were generally not based on actual transactions. We attempted to obtain multiple third-party broker quotes for all of Structured Products investments. We were generally able to receive third-party broker quotes for a significant majority of our Structured Products investments; however we generally received a limited number of third-party broker quotes per investment. The third-party broker quotes that we were able to obtain were provided as a source of indicative prices and were not binding offers. We evaluated the reasonableness of the broker quotes based on our knowledge of recent secondary offerings of similar securities reviewed by us, and to the extent possible, based on our knowledge of actual trades of similar securities. The reliance on broker quotes in determining the fair value of our Structured Products investments is specific to the facts and circumstances of each individual investment, but generally we weighted the use of broker quotes in determining the fair value of our Structured Products investments between 10% and 25%. The $606 million of net unrealized depreciation during the year ended December 31, 2008 and the accumulated net unrealized depreciation as of December 31, 2008 of $770 million is driven primarily by dramatic widening of the investments spreads caused by the liquidity crisis in the market. The liquidity crisis has driven investors’ expected returns higher on Structured Products investments. In general, there is not a liquid market for our non-investment grade Structured Products investments. However, there have been a few trades of securities of similar Structured Products investments in what is considered to be an illiquid distressed market during 2008, which has had the effect of decreasing the values of the overall Structured Products market. Our unrealized depreciation was driven less by actual credit quality of the underlying loan pools as the investments have generally performed as underwritten to date.

We expect that we will hold these Structured Products investments until settlement or maturity. Based on our December 31, 2008 assumptions of future default and recovery rates, reinvestment spreads and prepayment rates, we anticipate that we will realize upon the settlement or maturity approximately $684 million more in proceeds than the fair value as of December 31, 2008. The primary difference between the fair value as of December 31, 2008 and our anticipated proceeds at maturity is that the current market yields used to value these securities do not have an impact on our anticipated proceeds at settlement or maturity if our current assumptions of the future credit quality and cash flows prove accurate.

Foreign Currency Translation

We have a limited amount of investments in portfolio companies, including European Capital, for which the investment is denominated in a foreign currency, primarily the Euro. We also have other assets and liabilities denominated in foreign currencies. Fluctuations in exchange rates therefore impact our financial condition and results of operations, as reported in U.S. dollars. During the year ended December 31, 2008, the foreign currency translation adjustment recorded in our consolidated statements of operations as net unrealized depreciation was $41 million, primarily as a result of the Euro depreciating against the U.S. dollar.

Derivative and Option Agreements

During the year ended December 31, 2008, we recorded $119 million of net unrealized depreciation from derivative and option agreements. We recorded $70 million of net unrealized depreciation from derivative agreements, primarily interest rate swaps, and $49 million of net unrealized depreciation from a put option agreement.

For interest rate derivative agreements, we estimate the fair value based on the estimated net present value of the future cash flows using a forward interest rate yield curve in effect as of the end of the measurement period, adjusted for nonperformance risk, if any, including an evaluation of our credit risk and our counterparty’s credit risk. A negative fair value would represent an amount we would have to pay a third-party and a positive fair value would represent an amount we would receive from a third-party to assume our obligation under an interest rate derivative agreement. They generally appreciate or depreciate primarily based on relative market interest rates and their remaining term to maturity. The change in fair value is recorded as unrealized appreciation (depreciation) of derivative agreements. The decrease in the fair value of our interest rate derivative agreements during the year ended December 31, 2008 is primarily due to a decrease in the forward interest rate yield curve as a result of the decline in LIBOR.

We are party to a put option agreement with European Capital under which European Capital can put some or all of certain investments to us at a predetermined put price of €332 million (approximately $467 million as of December 31, 2008). Under the terms of the agreement, the put option may be exercised at any time commencing on January 1, 2010 and expiring on December 31, 2010. If, prior to January 1, 2010, the investments are sold to a third-party for less than the predetermined put price, we are required to pay European Capital an amount equal to the difference between the predetermined put price and the amount received on the sale. In consideration for entering into the put option, European Capital paid us a premium of €16 million ($20 million) which is included on our consolidated balance sheet as a liability. During the year ended December 31, 2008, we recorded net unrealized depreciation of $49 million on the put option agreement primarily due to a decrease in fair value of the portfolio investments of European Capital subject to the put option agreement.

Return on Shareholders’ Equity

The following table summarizes our returns on shareholders’ equity for the years ended December 31, 2008 and 2007:

	2008	2007
Net operating income return on average equity at cost	7.5%	11.3%
Realized earnings return on average equity at cost	8.0%	15.3%
(Loss) earnings return on average equity	(60.0)%	12.2%

Fiscal Year 2007 Compared to Fiscal Year 2006

Operating Income

The following is a summary of our operating income by segment for the years ended December 31, 2007 and 2006 (in millions):

	2007			2006
	Investing	Asset Management and Advisory	Consolidated	Investing	Asset Management and Advisory	Consolidated
Interest and dividend income	$958	$41	$999	$667	$2	$669
Fee and other income	22	219	241	22	169	191

Total operating income	$980	$260	$1,240	$689	$171	$860

Investing Segment

Operating income from our Investing segment consisted of the following for the years ended December 31, 2007 and 2006 (in millions):

	2007	2006
Interest income on debt securities	$735	$531
Dividend income on equity securities	213	129
Interest income on bank deposits	10	7

Interest and dividend income	958	667

Prepayment fees	15	10
Other fees	7	12

Fee and other income	22	22

Total operating income	$980	$689

Interest income on debt securities increased by $204 million, or 38%, to $735 million for the year ended December 31, 2007 from $531 million for 2006, primarily due to an increase in our debt investments of 46%, which was partially offset by a decline in the monthly weighted average effective interest rate on our debt investments. Dividend income on equity securities increased by $84 million, or 65%, to $213 million for 2007 from $129 million for 2006, primarily due to an increase in our equity investments of 58%.

The following table summarizes selected data for our debt and equity investments, at cost, for the years ended December 31, 2007 and 2006 (dollars in millions):

	2007	2006
Effective interest rate on debt investments(1)(2)	12.0%	12.2%
Average debt investments(1)(2)	$6,146	$4,367
Average monthly one-month LIBOR	5.2%	5.1%
Non-accrual loans at face as of period end	$338	$183
Non-accrual loans at fair value as of period end	$122	$54
Effective yield on equity investments(1)(3)	6.2%	6.1%
Average equity investments(1)(3)	$3,422	$2,121
Effective yield on debt and equity investments(1)(3)	9.9%	10.2%
Average debt and equity investments(1)(3)	$9,568	$6,488

(1)	Monthly weighted average.
(2)	Includes CMBS.
(3)	Excludes our equity investments in alternative asset fund management portfolio companies.

The monthly weighted average effective interest rate on debt investments decreased 20 basis points to 12.0% for the year ended December 31, 2007 from 12.2% for the year ended December 31, 2006. This is primarily due to an (i) increase in our investment in lower yielding CMBS securities, (ii) an increase in lower yielding senior loans as a percentage of our total loan portfolio, (iii) a contraction of the spreads over LIBOR for our new loan originations in 2007 due to increased competition in the marketplace, and (iv) and an increase in our loans on non-accrual.

The monthly weighted average effective yield on equity investments increased 10 basis points to 6.2% for the year ended December 31, 2007, from 6.1% for the year ended December 31, 2006. This is primarily due to dividend income recorded on our equity investment in European Capital of $52 million for the year ended December 31, 2007 compared to $20 million for the year ended December 31, 2006.

Asset Management/Advisory Segment

Operating income from our Asset Management/Advisory segment consisted of the following for the years ended December 31, 2007 and 2006 (in millions):

	2007	2006
Dividend income from alternative asset fund management portfolio companies	$41	$2

Dividend income	41	2

Loan financing fees	55	24
Equity financing fees	51	29
Transaction structuring fees	36	38
Fund asset management fees and reimbursements	34	43
Portfolio company advisory and administrative fees	27	24
Other	16	11

Fee and other income	219	169

Total operating income	$260	$171

Each quarter, our wholly-owned alternative asset fund management portfolio companies declare a dividend of their quarterly net operating income to us. During the second quarter of 2007, all of our wholly-owned alternative asset fund management portfolio companies, including ECFS, were transferred to American Capital, LLC. The net operating income of American Capital, LLC is comprised of the base management fees, profit sharing (called carried interest or incentive fee) and transaction fees it earns less the operating expenses it incurs for providing fund management services. For the year ended December 31, 2007, our wholly-owned alternative asset fund management portfolio companies declared a dividend of $41 million to us based on the following financial results (in millions):

	2007	2006
Revenues
Management fees	$62	$17
Incentive fees	7	—
Transaction fees	23	—
Other	3	—

Total revenues	95	17

Operating expenses	54	15

Net operating income	$41	$2

Prior to the second quarter of 2007, ECFS was a consolidated operating subsidiary that earned alternative asset management fees and expense reimbursement revenues. Prior to its deconsolidation in the second quarter of 2007, the 2007 alternative asset management fees and reimbursements revenue earned by ECFS were $5 million and $10 million, respectively, for a total of $15 million. For the year ended December 31, 2006, the alternative asset management fees and reimbursement revenues earned by ECFS were $13 million and $28 million, respectively, for a total of $41 million. The additional alternative asset management fees and reimbursements revenue in 2007 and 2006 of $19 million and $2 million, respectively, represent fees for providing advisory and administrative services to our alternative asset fund management portfolio companies, primarily American Capital, LLC.

Loan financing fees for the year ended December 31, 2007 increased $31 million, or 129% over the comparable period in 2006. The increase in loan financing fees for the year ended December 31, 2007 was attributable to an increase in new debt investments of $1,673 million, or 47%, over the comparable period in

2006. The loan financing fees were 1.1% and 0.7% of loan originations for the years ended December 31, 2007 and 2006, respectively. Loan fees received that are representative of additional yield are recorded as OID and accreted into interest income using the effective interest method.

Equity financing fees for the year ended December 31, 2007 increased $22 million or 76% over the comparable period in 2006. The increase in equity financing fees was attributable to an increase in new equity investments of $615 million, or 59%, for the year ended December 31, 2007 over the comparable period in 2006. Equity financing fees were 3.1% and 2.8% of equity financing in the year ended December 31, 2007 and 2006, respectively.

Operating Expenses

Operating expenses increased $216 million, or 51%, for the year ended December 31, 2007 over the comparable period in 2006. Our operating leverage was 1.9% and 1.7% for the years ended December 31, 2007 and 2006, respectively. Operating leverage is our operating expenses plus those of ECFS post-reconsolidation through December 31, 2007, excluding stock-based compensation and interest expense, divided by our total assets under management at period end.

Interest Expense

Interest expense for the year ended December 31, 2007 increased $97 million, or 51%, over the comparable period in 2006. The increase in interest expense for the year ended December 31, 2007 was due to a 51% increase in our weighted average borrowings from $3,021 million for the year ended December 31, 2006 to $4,572 million in the comparable period in 2007. The weighted average interest rate on all of our borrowings for the years ended December 31, 2007 and 2006 was 6.3%.

Salaries, Benefits and Stock-based Compensation

Salaries, benefits and stock-based compensation consisted of the following for the years ended December 31, 2007 and 2006 (in millions):

	2007	2006
Base salaries	$92	$62
Incentive compensation	73	47
Benefits	17	13
Stock-based compensation	72	39

Total salaries, benefits and stock-based compensation	$254	$161

The increase in salaries, benefits and stock-based compensation is due to (i) an increase in employees, (ii) annual salary rate increases, and (iii) additional stock-based compensation primarily from our incentive bonus plan. Our number of employees increased 35% from 430 at December 31, 2006 to 580 at December 31, 2007. The increase in the number of employees is due to our growth; we added investment professionals and administrative staff as we continued to build our investment platform and our alternative asset management business in 2007, including the opening of new offices and expansion of existing offices.

In 2006, we established an incentive bonus plan, which is a non-qualified deferred compensation plan for the purpose of granting bonus awards to our employees. A trust having segregated accounts for each employee was established as required by the plan. Cash bonus awards under the plan are determined by our Compensation Committee and are contributed to the trust. The trust invests the cash bonus awards in our common stock by purchasing shares of our common stock on the open market. The awards under the plan are accounted for as a grant of unvested stock. We record stock-based compensation expense based on the cash bonus award invested in our stock. The compensation cost for awards with service conditions is recognized using the straight-line attribution method over the requisite service period. The compensation cost for awards with performance and service conditions is recognized using the accelerated attribution method over the requisite service period. During the years ended December 31, 2007 and 2006, we recorded $46 million and $19 million, respectively, of stock-based compensation related to the incentive bonus plan.

We also have stock option plans, which provide for the granting of options to employees and non-employee directors to purchase shares of our common stock at a price of not less than the fair market value of the common stock on the date of grant. During the years ended December 31, 2007 and 2006, we recorded $25 million and $16 million, respectively, of stock-based compensation related to stock options. In addition to an increase in employees during 2007, the $9 million increase in stock-based compensation expense during 2007 was attributable to $3 million of additional stock-based compensation expense associated with a tender offer to amend certain stock options (see Note 6 to the consolidated financial statements on page F-61 of this registration statement).

General and Administrative Expenses

General and administrative expenses increased $26 million, or 36%, to $99 million in the year ended December 31, 2007 from $73 million in the comparable period in 2006. The increase is primarily due to additional overhead attributable to the increase in the number of employees, the opening of new offices and expansion of existing offices, higher employee recruiting costs and rent expense, as well as higher legal and board of director fees.

Provision for Income Taxes

As a RIC, we are subject to a nondeductible federal excise tax of 4% if we do not distribute at least 98% of our ordinary income, excluding net short-term capital gains, in any calendar year and 98% of our capital gains for each one-year period ending October 31, including any undistributed income from the prior excise tax year. For the calendar years ended December 31, 2007 and 2006 and the one-year periods ending October 31, 2007 and 2006, we did not distribute at least 98% of our ordinary income and capital gains and paid the 4% excise tax. For the years ended December 31, 2007 and 2006, we accrued $7 million and $4 million, respectively, of excise tax attributable to undistributed ordinary income, which is included in our provision for income taxes on the accompanying consolidated statements of operations. For the years ended December 31, 2007 and 2006, we accrued $6 million and $2 million, respectively, of excise tax attributable to undistributed capital gains, which is included in taxes on net realized gain on the accompanying consolidated statements of operations.

Our consolidated operating subsidiary is subject to corporate level Federal, state and local income tax. For 2007, we accrued a tax benefit of $1 million compared to a tax provision of $7 million in 2006.

Net Realized Gains (Losses) on Investments

Our net realized gain (loss) on investments for the years ended December 31, 2007 and 2006 consisted of the following individual portfolio company realized gain (loss) greater than $15 million (in millions):

	2007	2006
Sale to American Capital Equity II, LP	$78	$—
Ranpak Acquisition Company	64	—
Evans Analytical Group, LLC	50	—
ACSAB, LLC	45	—
SAV Holdings, Inc.	43	—
The Hygenic Corporation	22	—
Sale to American Capital Equity I, LLC	—	59
KAC Holdings, Inc.	1	47
WWC Acquisitions, Inc.	1	38
Iowa Mold Tooling Co., Inc.	1	36
3SI Acquisition Holdings, Inc.	1	27
ASC Industries, Inc.	—	25
Jones Stephens Corp.	1	25
Bankruptcy Management Solutions, Inc.	—	22
Network for Medical Communication & Research, LLC	—	22
Other	56	55

Total gross realized portfolio gains	363	356

Stravina Holdings, Inc.	(45)	(19)
New Starcom Holdings, Inc.	(43)	—
Sale of 22 CMBS Investments	(22)	—
Logex Corporation	(21)	(7)
Flexi-Mat Holdings, Inc.	(5)	(31)
Weber Nickel Technologies, Ltd.	—	(29)
Other	(29)	(95)

Total gross realized portfolio losses	(165)	(181)

Total net realized portfolio gains	198	175
Interest rate derivative periodic receipts, net	10	6
Interest rate derivative termination receipts, net	7	9
Foreign currency translation	5	—
Taxes on net realized gains	(6)	(17)

Total net realized gains	$214	$173

See “Fiscal Year 2008 Compared to Fiscal Year 2007” for discussion on the net realized gains (losses) for the year ended December 31, 2007.

During 2006, we entered into a purchase and sale agreement with ACE I for the sale of approximately 30% of our equity investments (other than warrants issued with debt investments) in 96 portfolio companies. ACE I is a private equity fund with $1 billion of equity commitments from third-party investors. The aggregate purchase price was $671 million. American Capital, LLC manages ACE I in exchange for a 2% annual management fee on the net cost basis of ACE I and a 10% to 30% carried interest in the net profits of ACE I, subject to certain hurdles. We recorded a total net realized gain of $59 million upon the sale of the $671 million of investments. In accordance with SFAS No. 140, we included in our sale proceeds the fair value of the management agreement associated with the $671 million of investments sold. The fair value of this portion of the contract was determined to be $16 million and was treated as being contributed to American Capital, LLC increasing our cost basis in our investment in American Capital, LLC. As a result, our $59 million of net realized gain on the transaction includes $16 million of a realized gain for the value of a portion of the management agreement received as sale proceeds.

During 2006, we received full repayment of our remaining $23 million subordinated debt investment in KAC Holdings, Inc. and sold all of our common and preferred equity investment for $65 million in proceeds realizing a total gain of $47 million offset by a reversal of unrealized appreciation of $49 million. The gain that we recognized included escrowed proceeds of $5 million.

During 2006, we received full repayment of our $33 million senior and subordinated debt investment in WWC Acquisitions, Inc. and sold all of our common equity investment for $51 million in proceeds realizing a total gain of $38 million offset by a reversal of unrealized appreciation of $42 million. The gain that we recognized included escrowed proceeds of $2 million. We provided the purchasers with $96 million of new senior debt financing at market terms.

During 2006, we received full repayment of our remaining $16 million subordinated debt investment in Iowa Mold Tooling Co., Inc. and sold all of our common and preferred equity for $78 million in proceeds realizing a total gain of $36 million offset by a reversal of unrealized appreciation of $21 million. The gain that we recognized included escrowed proceeds of $5 million.

During 2006, we received full repayment of our remaining $40 million subordinated debt investment in 3SI Acquisition Holdings, Inc. and sold all of our common equity for $53 million in proceeds realizing a total gain of $27 million offset by a reversal of unrealized appreciation of $28 million. The gain that we recognized included escrowed proceeds of $4 million.

During 2006, we received full repayment of our $21 million subordinated debt investment in ASC Industries, Inc. and sold all of our equity investments for $35 million in proceeds realizing a total gain of $25 million offset by a reversal of unrealized appreciation of $19 million.

During 2006, we received full repayment of our $23 million subordinated debt investment in Jones Stephens Corp. and sold all of our common and preferred equity for $38 million in proceeds realizing a total gain of $25 million offset by a reversal of unrealized appreciation of $31 million. The gain that we recognized included escrowed proceeds of $5 million. We provided $22 million of subordinated debt financing to the purchasers of Jones Stephens.

During 2006, we received full repayment of our remaining $47 million senior and subordinated debt investments in Bankruptcy Management Solutions, Inc. and sold all of our common equity for $21 million in proceeds realizing a total gain of $22 million offset by a reversal of unrealized appreciation of $21 million.

During 2006, we received full repayment of our remaining $10 million subordinated debt investment in Network for Medical Communication & Research, LLC and sold all of our common equity warrants for $22 million in proceeds realizing a total gain of $22 million offset by a reversal of unrealized appreciation of $23 million. The gain that we recognized included escrowed proceeds of $1 million.

During 2006, we surrendered all of our equity securities and a portion of our debt securities in Flexi-Mat Holdings, Inc. (“Flexi-Mat”) that we believe did not have any fair value on the date of transfer. We recorded a realized loss of $31 million offset by a reversal of unrealized depreciation of $20 million. We continued to own a senior debt investment in Flex-Mat. During 2007, we determined that our remaining senior debt investment in Flexi-Mat was worthless and wrote off our remaining investment realizing a loss of $5 million.

During 2006, Weber Nickel Technologies, Ltd. (“Weber”) filed for bankruptcy protection in Canada under the Companies’ Creditors Arrangement Act. Although we were pursuing our claims, we did not expect to receive any proceeds from our subordinated debt or equity investment in Weber. We deemed our investments to be worthless and recognized a realized loss of $29 million fully offset by a reversal of unrealized depreciation.

For the tax year ended September 30, 2006, we had net long-term capital gains of $43 million. We elected to retain such capital gains and pay a federal tax on behalf of our shareholders of $15 million, which is included in our net realized gains. In addition, for the one-year periods ending on October 31, 2007 and 2006, we did not distribute at least 98% of our taxable net capital gains. For the years ended December 31, 2007 and 2006, we accrued $6 million and $2 million, respectively, of excise tax distributable to undistributed capital gains, which is included in net realized gains.

We record the accrual of the periodic interest settlements of interest rate swaps in net unrealized appreciation (depreciation) of investments and subsequently record the amount as a realized gain (loss) on investments on the interest settlement date. Cash payments received or paid for the termination of an interest rate derivative agreement is recorded as a realized gain or loss upon termination. We recorded a net realized gain of $10 million and $6 million, during 2007 and 2006, respectively, for the periodic interest settlements of interest rate swaps. The favorable periodic interest settlements in 2007 as compared to the prior year are due primarily to the increase in the average LIBOR in 2007 as compared to 2006. In 2007 and 2006, we also terminated interest rate derivative agreements prior to their maturity resulting in a net cash settlement and net realized gain to us of $7 million and $9 million, respectively.

Unrealized Appreciation (Depreciation) of Investments

The following table itemizes the change in net unrealized appreciation (depreciation) of investments for the years ended December 31, 2007 and 2006 (dollars in millions):

	2007	2006
Gross unrealized appreciation of private finance portfolio investments	$642	$696
Gross unrealized depreciation of private finance portfolio investments	(523)	(377)

Net unrealized appreciation of private finance portfolio investments	119	319
Net unrealized (depreciation) appreciation of managed funds(1)	(281)	63
Net unrealized appreciation of American Capital, LLC(1)(2)	406	20
Net unrealized (depreciation) appreciation of Structured Products	(203)	2
Reversal of prior period net unrealized appreciation upon a realization	(167)	(128)

Net unrealized (depreciation) appreciation of portfolio investments	(126)	276
Foreign currency translation	98	32
Derivative agreements	(80)	(11)

Net unrealized (depreciation) appreciation of investments	$(108)	$297

(1)	Excludes foreign currency translation.
(2)	Amounts include appreciation of subsidiaries of American Capital, LLC

Managed Funds

As of December 31, 2007, we had a 67% controlling majority-owned interest in European Capital, a company that was, at that time, publicly traded on the London Stock Exchange under the ticker symbol “ECAS”. The depreciation of our investment of European Capital of $281 million for the year ended December 31, 2007 was driven by the decline in the market quote of European Capital from its IPO price of €9.84 per share to a closing market quote of €6.975 per share as of December 31, 2007. As outlined in our accounting policy for determining fair value for securities of companies that are publicly traded for which we have a majority-owned interest, the value is based on the closing market quote on the valuation date plus a control premium if our Board of Directors determines in good faith that additional value above the closing market quote would be obtainable upon transfer of control. As of December 31, 2007, the fair value of our controlling majority-owned interest in European Capital was determined to be €7.88 per share which was based on the closing market quote plus a control premium of 13%. Including the impact of foreign currency translation, our investment in European Capital was valued at $839 million as of December 31, 2007. If we were not to apply a control premium to the closing market quote, our investment in European Capital would have been valued at $742 million as of December 31, 2007. A control premium was applied to the closing market quote as it was determined in good faith by our Board of Directors that additional value above the closing market quote would be obtainable upon transfer of control of European Capital. The purchaser of the majority-owned controlling interest in European Capital would have the ability to realize the net asset value and take advantage of synergies and other benefits that flow from control over European Capital, including access to its related portfolio companies. On March 26, 2009, we acquired all of the ordinary shares of European Capital held by other investors, representing 32.3% of European Capital’s outstanding ordinary shares. In connection with the transaction, we issued 11.5 million shares of our common stock with a value of $25 million as of March 26, 2009 in exchange for the outstanding European Capital ordinary shares.

American Capital, LLC

As discussed in Note 18 to the consolidated financial statements on page F-76 of this registration statement, ECFS, a wholly-owned operating subsidiary, was deconsolidated prospectively during the second quarter of 2007. In addition, during the second quarter of 2007, we formed a parent holding company, American Capital, LLC, to hold all of our wholly-owned third-party alternative asset fund managers and transferred the ownership of ECFS and our other two wholly-owned third-party alternative asset fund managers that were portfolio company investments, ACEM and ACAM, to American Capital, LLC. American Capital, LLC is accounted for as a portfolio company investment and carried at a fair value of $477 million on our balance sheet at December 31, 2007. During 2007, we recognized $406 million of net unrealized appreciation on our investment in American Capital, LLC, which was primarily driven by the appreciation associated with ECFS accounted for at fair value for the first time in the second quarter upon deconsolidation. The appreciation associated with ECFS recorded in the second quarter of 2007 was developed over the period since its inception in the fourth quarter of 2005.

Structured Products

During the year ended December 31, 2007, we recorded net unrealized depreciation of $203 million on our structured product investments. The unrealized depreciation was driven primarily by decreased pricing in the market due to widening spreads on these types of structured finance investments, particularly in the second half of 2007. The depreciation was not driven by credit quality of the underlying loan pools as the investments were performing as originally underwritten as of December 31, 2007.

Foreign Currency Translation

We have a limited amount of investments in portfolio companies, including European Capital, for which the investment is denominated in a foreign currency, primarily the Euro. We also have other assets and liabilities denominated in foreign currencies. Fluctuations in exchange rates therefore impact our financial condition and results of operations, as reported in U.S. dollars. During 2007, the foreign currency translation adjustment recorded in our consolidated statements of operations as unrealized appreciation was $98 million, primarily as a result of the Euro appreciating against the U.S. dollar.

Derivative Agreements

The fair value of the derivative agreements represents the estimated net present value of the future cash flows using a forward interest rate yield curve in effect at the end of the period. A negative fair value would represent an amount we would have to pay the other party and a positive fair value would represent an amount we would receive from the other party to terminate the agreement. They appreciate or depreciate based on relative market interest rates and their remaining term to maturity. The change in fair value is recorded as unrealized appreciation (depreciation) of derivative agreements. The decrease in the fair value of our derivative agreements in the year ended December 31, 2007 is primarily due to a decrease in the forward interest rate yield curve during the year.

Financial Condition, Liquidity and Capital Resources

The crisis in the global credit markets during the past year has adversely affected all industry sectors. We believe that the market disruption may continue to adversely affect financial services companies with respect to the valuation of their investment portfolios, tighter lending standards and reduced access to capital. The U.S. and global economies are in a recession. The recession may lead to a further decline in earnings and/or decline in valuation multiples for our portfolio companies. Also, the liquidity crisis could further widen the investment spreads on Structured Products and certain of our private finance portfolio investments causing a further decrease in the fair value of these investments. Although we cannot predict future market conditions, we believe that our continuing ability to generate operating cash flows and sell existing portfolio investments will provide us with adequate liquidity to execute our current business strategy including the payment of our debt service and the minimum amount of dividends to maintain our qualification as a RIC. Additionally, our 2009 business plan has been developed with certain assumptions, such as no new capital raises, the reinvestment of capital only as we experience liquidity through realizations from exits and repayments and repayment of debt with excess cash flows. However, to the extent that the capital markets improve, we may elect to raise new capital.

Our current primary sources of liquidity are our cash and cash equivalents and our portfolio investments. As of June 30, 2009, we had $183 million in cash and cash equivalents and $55 million of restricted cash and cash equivalents. Our restricted cash and cash equivalents consists primarily of collections of interest and principal payments on assets that are securitized. In accordance with the terms of the related securitized debt agreements, those funds are generally distributed each quarter to pay interest and principal on the securitized debt and are not available for our general operations. During the six months ended June 30, 2009, we received cash proceeds from the realizations of portfolio investments of $204 million. During the six months ended June 30, 2009, we principally funded our operations, including our investing activities, from (i) cash receipts from interest, dividend and fee income from our investment portfolio and (ii) repayments of loan investments and the sale of equity and loan investments.

Operating Cash Flow

Historically, our investment portfolio has generated a substantial amount of current cash flow from interest, dividends and fees on our investment portfolio that allows us to service our debt. One common indicator of the ability to service debt is interest coverage. Our interest coverage is defined as our earnings before interest expense, taxes, depreciation and amortization (“EBITDA”) divided by our cash interest expense. In calculating EBITDA, we exclude our net realized gains and losses and our net unrealized depreciation and appreciation of our portfolio investments, except the accrual or payments and receipts of periodic interest settlements on our interest rate derivative agreements included in our net realized gains and losses and net unrealized depreciation and appreciation as well as stock-based compensation but include cash contributions made to our stock deferred compensation plan. Our cash interest expense is our interest expense excluding the amortization of deferred financing costs and debt premiums and discounts. During the three months ended June 30, 2009 and 2008, our interest coverage was 1.2x and 4.3x, respectively. During the six months ended June 30, 2009 and 2008, our interest coverage was 1.8x and 3.8x, respectively. EBITDA and interest coverage are non-GAAP financial measures within the meaning of the SEC. Management believes EBITDA and interest coverage provide useful information to investors regarding our results of operations because it helps investors evaluate the ongoing operating performance of our investment portfolio and our ability to service our debt. The following is a reconciliation of our net decrease in net assets resulting from operations to EBITDA and our interest expense to our cash interest expense for the three and six months ended June 30, 2009 and 2008 (in millions):

	Three Months Ended June 30,		Six Months Ended June 30,
	2009	2008	2009	2008
Net loss	$(547)	$(70)	$(1,094)	$(883)
Net unrealized depreciation(1)	239	264	724	1,254
Net realized loss (gain)(2)	308	(60)	433	(91)
Interest expense	60	48	112	111
Stock-based compensation	17	20	34	43
Cash contributions to stock deferred compensation plan	—	(2)	—	(30)
Benefit for income taxes	(11)	(7)	(11)	(8)
Depreciation of property and equipment	3	3	6	6
Gain on extinguishment of debt, net	—	—	(12)	—

EBITDA	$69	$196	$192	$402

Interest expense	$60	$48	$112	$111
Amortization of deferred financing costs, net	(4)	(2)	(7)	(4)

Cash interest expense	$56	$46	$105	$107

Interest coverage	1.2x	4.3x	1.8x	3.8x

(1)	Excludes periodic interest rate swap accruals of $2 million and $9 million, respectively, for the three and six months ended June 30, 2009 and $0 million and $7 million, respectively, for the three and six months ended June 30, 2008.

(2)	Excludes periodic interest rate swap payments of $18 million and $24 million, respectively, for the three and six months ended June 30, 2009 and $11 million and $9 million, respectively, for the three and six months ended June 30, 2008.

As a result of our breach of certain financial covenants and rating agency downgrade, and the subsequent declaration of events of default by the lenders and note holders of our unsecured borrowing arrangements, we began incurring increased interest costs in March 2009. Therefore, we expect that our interest coverage will continue to decrease for the remainder of 2009 as compared to the prior year depending upon the timing and outcome of our debt restructuring efforts. See Note 3. and Note 6. on pages F-126 and F-138 of this registration statement for additional information regarding our borrowing arrangements.

One of our other sources of liquidity is our investment portfolio. For the six months ended June 30, 2009, we had cash from operating and investing activities totaling $62 million. Included in our cash from investing activities were cash proceeds from the realization of portfolio investments totaling $204 million. As of June 30, 2009, we had portfolio investments totaling $6.2 billion at fair value, including $4.3 billion in debt investments, $1.7 billion in equity investments and $0.2 billion in Structured Products. Our investments are generally in privately-held, illiquid investments and an active primary or secondary market for the trading of these investments generally does not exist. We are generally repaid our investments upon a change of control event of the portfolio company such as sale or recapitalization of the portfolio company. We currently have various portfolio companies in various stages of the sale process; however, the global liquidity crisis may continue to impact the ability to realize proceeds from our investments in the near future.

Debt Capital

Our debt obligations consisted of the following (in millions):

	June 30, 2009	December 31, 2008
Unsecured revolving credit facility, $1,409 million commitment	$1,388	$1,389
Unsecured public debt due October 2012	548	548
Unsecured private debt due September 2009	82	82
Unsecured private debt due August 2010	126	126
Unsecured private debt due February 2011	25	24
Unsecured private debt due September 2011	85	85
Unsecured private debt due October 2020	75	75
ACAS Business Loan Trust 2004-1 asset securitization	178	201
ACAS Business Loan Trust 2005-1 asset securitization	774	798
ACAS Business Loan Trust 2006-1 asset securitization	414	427
ACAS Business Loan Trust 2007-1 asset securitization	347	381
ACAS Business Loan Trust 2007-2 asset securitization	279	292

Total	$4,321	$4,428

The daily weighted average debt balance for the three months ended June 30, 2009 and 2008 was $4,341 million and $4,333 million, respectively. The daily weighted average debt balance for the six months ended June 30, 2009 and 2008 was $4,371 million and $4,656 million, respectively. The weighted average interest rate on all of our borrowings, including amortization of deferred financing costs, for the three months ended June 30, 2009 and 2008 was 5.5% and 4.4%, respectively. The weighted average interest rate on all of our borrowings, including amortization of deferred financing costs, for the six months ended June 30, 2009 and 2008 was 5.1% and 4.8%, respectively.

As of June 30, 2009 and December 31, 2008, the aggregate fair value of the above borrowings was $3,189 million and $3,172 million, respectively. The fair values of our debt obligations are determined in accordance with SFAS No. 157, which defines fair value in terms of the price that would be paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. It assumes that the liability is transferred to a market participant at the measurement date and that the nonperformance risk relating to that liability is the same before and after the transfer. Nonperformance risk refers to the risk that the obligation will not be fulfilled and affects the value at which the liability is transferred. The fair value of our debt obligations is based upon market interest rates for our own borrowings or entities with similar credit risk, adjusted for nonperformance risk, if any, based on a quantitative and/or qualitative evaluation of our credit risk.

As a BDC, our asset coverage ratio as defined in the 1940 Act, must be at least 200% after each issuance of senior securities. As of June 30, 2009 and December 31, 2008, our asset coverage ratio was 144% and 171%, respectively. Accordingly, we are generally prohibited from issuing any additional senior securities except to refinance existing senior securities until our asset coverage ratio exceeds 200%.

Secured Revolving Credit Facility

On March 12, 2009, we terminated our $500 million secured revolving credit facility with Wachovia Capital Markets, LLC, as deal agent. All borrowings under the facility were repaid during the third quarter of 2008 and had not been redrawn. We terminated the facility in connection with our effort to further delever our balance sheet and to reduce our overall borrowing costs. We did not incur any early termination fees or penalties as a result of the termination of the facility. We recorded a loss on debt extinguishment of $5 million as a result of writing off the deferred debt issuance costs, which is recorded in net gain on debt extinguishment in the accompanying consolidated statements of operations.

Unsecured Revolving Credit Facility

As of June 30, 2009 and December 31, 2008, we were not in compliance with the minimum consolidated tangible net worth covenant and certain other covenants for this facility. In addition, as of June 30, 2009, we were not in compliance with the ratio of adjusted EBIT to interest expense covenant for this facility. On March 5, 2009, the lenders under this facility sent a notice of such events of default to us. During the continuance of these events of default, lenders representing a majority of the commitments may declare the outstanding principal and accrued interest to be due and payable immediately. As of the date of this filing, no acceleration actions have been taken by the lenders. Pursuant to the terms of the facility, the applicable spread on any borrowings outstanding under this facility increased by 2.00% as a result of these events of default. Also, due to the events of default, all LIBOR borrowings outstanding were automatically converted into base rate loans from index rate loans. The applicable interest rate for base rate loans is the greater of the prime rate or the federal funds rate plus 0.50%. As a result of rating agency downgrades during the first quarter of 2009, the applicable spread over the applicable base rate increased from 2.25% to 3.75% and the unused commitment fee increased from 0.50% to 0.80% as of March 2, 2009. As of June 30, 2009, the total interest rate on this facility was 9.00% for borrowings denominated in U.S. dollars.

Unsecured Public Debt

As of June 30, 2009 and December 31, 2008, we were not in compliance with the asset coverage ratio covenant for these notes. Under the indenture for the notes, we had a 60-day period to cure the default, which commenced on March 3, 2009, the date that we received notice of the default from certain note holders. Following the expiration of the 60-day cure period, the default matured into an event of default under the indenture. Pursuant to the terms of the notes, during the continuance of this event of default, the trustee or the holders of at least 25% of the outstanding principal amount of the notes may declare the principal and accrued interest to be due and payable immediately. The holders of more than 50% of the outstanding principal amount of the notes can rescind any acceleration if all late payments are made and any events of default are cured or waived. As of the date of this filing, no acceleration actions have been taken by the note holders. As a result of rating agency downgrades during the first quarter of 2009, the interest rate on these notes increased by 1.75 % effective February 2, 2009 to a total rate of 8.60% as of June 30, 2009.

Unsecured Private Debt

As of June 30, 2009 and December 31, 2008, we were not in compliance with certain financial covenants, including the minimum consolidated tangible net worth covenant, the available debt asset coverage ratio covenant and the asset coverage ratio covenant for each series of these notes. In addition, as of June 30, 2009, we were not in compliance with the ratio of consolidated debt to consolidated shareholders’ equity covenant for each series of these notes. On March 5, 2009, the note holders sent a notice of such events of default to us. Pursuant to the terms of the notes, during the continuance of these events of default, the holders of more than 50% of the outstanding principal amount of each series of the notes can declare that all amounts outstanding under the notes for the respective series are immediately due and payable, at which time a default rate equal to the greater of 2.00% above the stated rate for each series or 2.00% over the prime rate will be applied on all overdue amounts. The holders of more than 50% of the outstanding principal amount of each series of notes can rescind any acceleration of the notes in that series if all late payments are made, any events of default are cured or waived and no judgment or decree has been entered for the payment of any monies due on the notes. As of the date of this filing, no acceleration actions have been taken by the note holders.

Securitizations

In February 2009, we repurchased $20 million of Class B notes issued by our indirect wholly owned consolidated subsidiary, ACAS Business Loan Trust 2007-1 for $3 million. As a result of this purchase, we recognized a $17 million gain during the quarter ended March 31, 2009 which is recorded in net gain on debt extinguishment in the accompanying consolidated statements of operations.

As of June 30, 2009, we were in compliance with our covenants in all of our asset securitizations.

Interest Rate Derivatives

We use interest rate derivative financial instruments to manage interest rate risk and also to fulfill our obligations under the terms of our asset securitizations. We do not hold or issue derivative financial instruments for speculative purposes. All interest rate derivative financial instruments are recorded at fair value with changes in value reflected in net unrealized appreciation or depreciation of investments during the reporting period. The fair value of these instruments is based on the estimated net present value of the future cash flows using the forward interest rate yield curve in effect at the end of the period, adjusted for the nonperformance risk of us and our counterparties.

We have interest rate swap agreements where we generally pay a fixed rate and receive a floating rate based on LIBOR. We also have interest rate swaption agreements where, if exercised, we pay a floating rate based on LIBOR and receive a fixed rate. The fair value of our interest rate derivative agreements are identified as separate items on our consolidated balance sheets and are described in the accompanying consolidated schedule of investments.

We have interest rate swap agreements with certain of our derivative counterparties that allow the counterparty to declare an early termination event on its outstanding derivative transactions with us if an event of default on certain or all of our indebtedness in amounts that range from the greater of $5 million to $15 million, if a counterparty has accelerated certain of our indebtedness in an amount greater than $15 million or if our unsecured debt rating falls below BB- as rated by Fitch Ratings, BB-, as rated by Standard & Poor’s Rating Services or Ba3 by Moody’s Investors Services, Inc. As of June 30, 2009, the fair value of our interest rate swap agreements with these early termination event provisions was a liability of $23 million, which is net of a $27 million non-performance risk adjustment based on our credit risk and our counterparty’s credit risk. Our liability in the event the counterparties should elect to terminate their outstanding interest rate swap agreements as a result of these early termination events was $50 million as of June 30, 2009.

Equity Capital

As a BDC, we are generally not able to issue and sell our common stock at a price below our NAV per share, exclusive of any distributing commission or discount, without shareholder approval. As of June 30, 2009, our NAV per share was $8.76 per share and our closing market price was $3.21 per share. On February 19, 2009, our shareholders approved a proposal to authorize us to sell shares of our common stock at prices below the NAV per share in one or more offerings subject to certain limitations, including the prior approval of our Board of Directors. The authorization is effective for a twelve month period expiring on February 19, 2010 and the number of shares that may be issued below the NAV per share is limited to (i) the number of shares of our common stock issued to for the acquisition of the ordinary shares of European Capital and (ii) a maximum of an additional 42,812,640 shares of common stock, which was 20% of the number of shares outstanding as of the record date for shareholder vote of the proposal, subject to adjustment for shares issued following the occurrence of events such as stock splits, stock dividends, distributions and recapitalizations. On March 26, 2009, we issued 11.5 million shares of our common stock with a value of $25 million in connection with our acquisition of shares in European Capital.

Future Distribution Requirements

If we qualify as a RIC and annually distribute to our shareholders in a timely manner at least 90% of our investment company taxable ordinary income, we will not be subject to federal income tax on the portion of our taxable ordinary income and long-term capital gains we distribute to our shareholders. As permitted by the Code, a RIC can designate dividends paid in the subsequent tax year as dividends of current year ordinary income and net long-term gains if those dividends are both declared by the extended due date of the RIC’s federal income tax return and paid to shareholders by the last day of the subsequent tax year. We have a tax fiscal year that ends on September 30. We intend to distribute sufficient dividends to eliminate our taxable income for our 2009 tax year.

For any tax years ending on or before December 31, 2009, we can fulfill our distribution requirements by distributing up to 90% of our common stock as a form of payment of the declared dividend. In order to utilize this option, we must allow each shareholder to elect to receive his or her entire distribution in either cash or our stock subject to a limitation on the aggregate amount of cash to be distributed to all shareholders, which must be at least 10% of the aggregate declared distribution. If too many shareholders elect to receive cash, each shareholder electing to receive cash will receive a pro rata amount of cash (with the balance of the distribution paid in stock). In no event will any shareholder electing to receive cash receive less than 10% of his or her entire distribution in cash.

On June 11, 2009, our Board of Directors declared a dividend of $1.07 per share payable on August 7, 2009 to shareholders of record as of the close of business on June 22, 2009, with an ex-dividend date of June 18, 2009. At the election of each shareholder, the dividend is payable in either cash or in shares of our common stock, or in a combination of cash and our common stock in accordance with the above IRS Revenue Procedure. If the aggregate amount of the cash elections exceeds 10% of the aggregate dividend amount, the cash portion will be prorated among the shareholders electing to receive cash. The remaining portion of the dividend will be paid in shares of our common stock. The amount of dividend paid on August 7, 2009 included $24 million in cash and approximately 67 million shares of our common stock. This dividend includes our remaining 2008 taxable income and a portion of our estimated 2009 taxable income.

Portfolio Credit Quality

We stop accruing interest on our investments when it is determined that interest is no longer collectible. Our valuation analysis serves as a critical piece of data in this determination. A significant change in the portfolio company valuation assigned by us could have an effect on the amount of our loans on non-accrual status. As of June 30, 2009, loans on non-accrual status for 40 portfolio companies were $1,025 million, calculated as the cost plus unamortized OID, and had a fair value of $310 million.

As of June 30, 2009 and December 31, 2008, loans on accrual status, past due loans and loans on non-accrual status were as follows (dollars in millions):

	Number of Portfolio Companies	June 30, 2009	Number of Portfolio Companies	December 31, 2008
Current	92	$4,447	110	$5,438

One Month Past Due		2		22
Two Months Past Due		4		—
Three Months Past Due		29		—
Greater than Three Months Past Due		10		28
Loans on Non-accrual Status		1,025		871

Subtotal	40	1,070	35	921

Total Loans at Face	132	$5,517	145	$6,359

Total Loans at Fair Value	132	$4,288	145	$5,112

Past Due and Non-accural Loans as a Percent of Total Loans		19.4%		14.5%
Non-accrual Loans as a Percent of Total Loans at Fair Value		7.2%		2.9%

The loan balances at face above reflect our cost of the debt, excluding Structured Products, plus unamortized OID. We believe that debt service collection is probable for our loans that are past due.

During the second quarter of 2009, four portfolio companies were recapitalized that included exchanging our loans for preferred or common equity securities that had a cost basis of $355 million and a fair value of $325 million.

During the first quarter of 2009, three portfolio companies were recapitalized that included exchanging our loans for a preferred or common equity securities that had a cost basis of $35 million and a fair value of $22 million.

Credit Statistics

We monitor several key credit statistics that provide information about credit quality and portfolio performance. These key statistics include:

•

Debt to EBITDA Ratio—the sum of all debt with equal or senior security rights to our debt investments divided by the total adjusted earnings before interest, taxes, depreciation and amortization, or EBITDA, of the most recent twelve months or, when appropriate, the forecasted twelve months.

•

Interest Coverage Ratio—EBITDA divided by the total scheduled cash interest payments required to have been made by the portfolio company during the most recent twelve-month period, or when appropriate, the forecasted twelve months.

•

Debt Service Coverage Ratio—EBITDA divided by the total scheduled principal amortization and the total scheduled cash interest payments required to have been made during the most recent twelve-month period, or when appropriate, the forecasted twelve months.

We generally require our portfolio companies to provide annual audited and monthly or quarterly unaudited financial statements. Using these financial statements, we calculate the statistics described above. Buyout and mezzanine funds typically adjust EBITDA due to the nature of change of control transactions. Such adjustments are intended to normalize and restate EBITDA to reflect the pro forma results of a company in a change of control transaction. For purposes of analyzing the financial performance of our portfolio companies, we make certain adjustments to EBITDA to reflect the pro forma results of a company consistent with a change of control transaction in addition to adjusting EBITDA for significant non-recurring, unusual or infrequent items. Adjustments to EBITDA may include anticipated cost savings resulting from a merger or restructuring, costs related to new product development, compensation to previous owners, non-recurring revenues or expenses, and other acquisition or restructuring related items.

We track our portfolio investments on a static pool basis, including based on the statistics described above. A static pool consists of the investments made during a given year. The static pool classification is based on the year the initial investment was made. Subsequent add-on investments are included in the static pool year of the original investment. The Pre-2000 static pool consists of the investments made from the time of our IPO through the year ended December 31, 1999. The following table contains a summary of portfolio statistics as of and for the period ended June 30, 2009:

Portfolio Statistics (1) ($ in millions, unaudited)	Pre-2000	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009	Pre- 2000 - 2009 Aggregate	2004 - 2009 Aggregate
IRR-Realizable Value-All Investments(2)	7.8%	8.0%	18.1%	7.3%	21.4%	13.9%	-2.0%	8.6%	-6.6%	-3.5%	—	5.3%	2.0%
IRR-GAAP Fair Value-All Investments(3)	7.8%	8.0%	18.1%	7.2%	21.4%	13.3%	-3.0%	6.5%	-15.4%	-16.0%	—	2.5%	-2.0%
IRR-GAAP Fair Value-Equity Investments Only(3)(4)(5)	2.9%	12.1%	46.9%	11.1%	30.0%	27.1%	-18.4%	15.4%	-20.4%	-25.0%	—	0.1%	-5.3%
IRR-Exited Investments(6)	8.8%	8.0%	20.3%	9.1%	23.5%	21.4%	24.3%	13.5%	-16.0%	75.0%	—	14.7%	17.3%
Original Investments and Commitments	$780	$285	$376	$961	$1,432	$2,266	$4,556	$5,163	$7,320	$1,014	$—	$24,153	$20,319
Total Exits and Prepayments of Original Investments	$713	$285	$351	$754	$1,083	$1,661	$2,009	$2,876	$2,171	$15	$—	$11,918	$8,732
Total Interest, Dividends and Fees Collected	$302	$105	$148	$317	$380	$576	$899	$822	$734	$125	$—	$4,408	$3,156
Total Net Realized (Loss) Gain on Investments	$(89)	$(39)	$(4)	$(88)	$143	$161	$305	$24	$(260)	$6	$—	$159	$236
Current Cost of Investments	$76	$—	$24	$197	$309	$598	$2,260	$1,944	$3,980	$907	$—	$10,295	$9,689
Current Fair Value of Investments	$15	$—	$3	$120	$390	$356	$858	$1,472	$2,352	$619	$—	$6,185	$5,657
Current Fair Value of Investments as a % of Total Investments at Fair Value	0.2%	—	0.1%	1.9%	6.3%	5.8%	13.9%	23.8%	38.0%	10.0%	—	100.0%	91.5%
Net Unrealized Appreciation/(Depreciation)	$(61)	$—	$(21)	$(77)	$81	$(242)	$(1,402)	$(472)	$(1,628)	$(288)	$—	$(4,110)	$(4,032)
Non-Accruing Loans at Face	$14	$—	$15	$53	$—	$197	$81	$290	$312	$63	$—	$1,025	$943
Non-Accruing Loans at Fair Value	$7	$—	$2	$30	$—	$34	$36	$76	$125	$—	$—	$310	$271
Equity Interest at Fair Value(4)	$4	$—	$—	$—	$177	$59	$274	$546	$510	$154	$—	$1,724	$1,543
Debt to EBITDA(7)(8)(9)	8.6	—	NM	8.6	4.5	7.5	4.8	5.1	6.7	6.8	—	6.0	6.1
Interest Coverage(7)(9)	2.1	—	NM	1.4	2.0	2.2	2.3	2.5	1.8	1.4	—	2.1	2.1
Debt Service Coverage(7)(9)	1.7	—	NM	1.3	1.9	1.8	1.6	2.1	1.6	1.2	—	1.7	1.7
Average Age of Companies(9)	49 yrs	—	24 yrs	45 yrs	40 yrs	42 yrs	30 yrs	27 yrs	31 yrs	27 yrs	—	31 yrs	30 yrs
Diluted Ownership Percentage(4)	61%	—	86%	36%	52%	47%	38%	36%	45%	32%	—	41%	40%
Average Sales(9)(10)	$40	$—	$11	$52	$189	$102	$114	$136	$182	$115	$—	$149	$148
Average EBITDA(9)(11)	$3	$—	$—	$9	$35	$21	$23	$36	$33	$30	$—	$31	$31
Average EBITDA Margin	6.3%	—	—	16.5%	18.5%	20.6%	20.2%	26.5%	18.1%	26.1%	—	20.8%	21.2%
Total Sales(9)(10)	$131	$—	$239	$209	$1,360	$1,330	$2,568	$5,585	$8,547	$1,185	$—	$21,153	$19,215
Total EBITDA(9)(11)	$11	$—	$4	$20	$183	$234	$361	$1,003	$1,573	$259	$—	$3,648	$3,430
% of Senior Loans(9)(12)	58%	—	12%	64%	60%	46%	46%	41%	61%	28%	—	50%	49%
% of Loans with Lien(9)(12)	100%	—	100%	100%	100%	92%	92%	96%	94%	62%	—	91%	90%

(1)	Static pool classification is based on the year the initial investment was made. Subsequent add-on investments are included in the static pool year of the original investment. Investments in interest rate derivative agreements are excluded.
(2)	Assumes investments are exited at realizable based on anticipated proceeds to be received upon settlement or maturity.
(3)	Assumes investments are exited at current GAAP fair value.
(4)	Excludes investments in structured products.
(5)	Excludes equity investments that are the result of conversions of debt and warrants received with the issuance of debt.
(6)	Includes exited securities of existing portfolio companies.
(7)	These amounts do not include investments in which we own only equity.
(8)	For portfolio companies with a nominal EBITDA amount, the portfolio company’s maximum debt leverage is limited to 15 times EBITDA.
(9)	Excludes investments in Structured Products, managed funds and American Capital, LLC.
(10)	Sales of the most recent twelve months, or when appropriate, the forecasted twelve months.
(11)	EBITDA of the most recent twelve months, or when appropriate, the forecasted twelve months.
(12)	As a percentage of our total debt investments.

Impact of Inflation

We believe that inflation can influence the value of our investments through the impact it may have on interest rates, the capital markets, the valuations of business enterprises and the relationship of the valuations to underlying earnings.

Critical Accounting Policies

The discussion and analysis of our financial condition and results of operations are based on our consolidated financial statements, which have been prepared in accordance with GAAP. The preparation of these financial statements in accordance with GAAP requires us to utilize accounting policies and make certain estimates and assumptions that could affect the reported amounts of assets, liabilities, revenues, expenses and the related disclosures. We base our assumptions, estimates and judgments on historical experience, current trends and other factors that management believes to be relevant at the time the consolidated financial statements are prepared. Our significant accounting policies are more fully described in Note 3 to the consolidated financial statements on page F-41 of this registration statement. The SEC considers an accounting policy to be critical if it is both important to a company’s financial condition and results of operations and it requires significant judgment and estimates on the part of management in its applications.

Management believes that the following critical accounting policies are the most affected by judgments, estimates and assumptions. Management has reviewed these critical accounting policies and related disclosures with our independent registered public accounting firm and the Audit and Compliance Committee of our Board of Directors. Although we believe that our judgments and estimates are appropriate and correct, actual results may differ from those estimates. See “Risk Factors” for certain matters bearing risks on our future results of operations.

Going Concern

A fundamental principle of the preparation of financial statements in accordance with GAAP is the assumption that an entity will continue in existence as a going concern, which contemplates continuity of operations and the realization of assets and settlement of liabilities occurring in the ordinary course of business. This principle is applicable to all entities except for entities in liquidation or entities for which liquidation appears imminent. In accordance with this requirement, our policy is to prepare our consolidated financial statements on a going concern basis unless we intend to liquidate or have no other alternative but to liquidate. As a result of our default of various financial covenants under our borrowing arrangements, there is substantial doubt about our ability to continue as a going concern. While we have prepared our consolidated financial statements on a going concern basis, if we are unable to successfully restructure our borrowing arrangements and we do not receive additional funding, our ability to continue as a going concern may be impacted. Therefore, we may not be able to realize our assets and settle our liabilities in the ordinary course of business. Our consolidated financial statements included in our annual report on Form 10-K do not reflect any adjustments that might specifically result from the outcome of this uncertainty or our debt restructuring activities.

Valuation of Investments

Our investments are carried at fair value in accordance with the 1940 Act and SFAS No. 157. In accordance with the 1940 Act, unrestricted minority-owned publicly traded securities for which market quotations are readily available are valued at the closing market quote on the valuation date and majority-owned publicly traded securities and other privately held securities are valued as determined in good faith by our Board of Directors. For securities of companies that are publicly traded for which we have a majority-owned interest, the value is based on the closing market quote on the valuation date plus a control premium if our Board of Directors determines in good faith that additional value above the closing market quote would be obtainable upon a sale or transfer of our controlling interest.

We adopted SFAS No. 157 on January 1, 2008. SFAS No. 157 provides a framework for measuring the fair value of assets and liabilities and also provides guidance regarding a fair value hierarchy, which prioritizes information used to measure fair value and the effect of fair value measurements on. SFAS No. 157 applies whenever other standards require (or permit) assets or liabilities to be measured at fair value but does not expand the use of fair value in any new circumstances.

In April 2009, the Financial Accounting Standards Board (“FASB”) issued FASB Staff Position No. 157-4, Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly (“FSP No. 157-4”). FSP No. 157-4 made amendments to SFAS No. 157 to provide additional guidance for estimating fair value in accordance with SFAS No. 157 when the volume and level of activity for the asset or liability have significantly decreased and includes guidance on identifying circumstances that indicate a transaction is not orderly. It emphasizes that even if there has been a significant decrease in the volume and level of activity for the asset or liability and regardless of the valuation technique used, the objective of a fair value measurement remains the same that the fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction (that is, not a forced liquidation or distressed sale) between market participants at the measurement date under current market conditions. The guidance in FSP No. 157-4 is effective for periods ending after June 15, 2009 and is applied prospectively with early adoption permitted for periods ending after March 15, 2009. We adopted FSP No. 157-4 during the quarter ended March 31, 2009. The adoption of FSP No. 157-4 did not have a material impact on our consolidated financial statements.

SFAS No. 157 defines fair value in terms of the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. The price used to measure the fair value is not adjusted for transaction costs while the cost basis of our investments may include initial transaction costs. Under SFAS No. 157, the fair value measurement also assumes that the transaction to sell an asset occurs in the principal market for the asset or, in the absence of a principal market, the most advantageous market for the asset. The principal market is the market in which the reporting entity would sell or transfer the asset with the greatest volume and level of activity for the asset. In determining the principal market for an asset or liability under SFAS No. 157, it is assumed that the reporting entity has access to the market as of the measurement date. If no market for the asset exists or if the reporting entity does not have access to the principal market, the reporting entity should use a hypothetical market.

The market in which we would sell our private finance investments is the M&A market. Under SFAS No. 157, we have indentified the M&A market as our principal market for portfolio companies only if we have the ability to initiate a sale of the portfolio company as of the measurement date. We decide whether we have the ability to initiate a sale of a portfolio company based on our ability to control or gain control of the board of directors of the portfolio company as of the measurement date. In evaluating if we can control or gain control of a portfolio company as of the measurement date, we include our equity securities and those securities held by entities managed by American Capital, LLC, on a fully diluted basis. For investments in portfolio companies for which we do not have the ability to control or gain control as of the measurement date and for which there is no active market, our principal market under SFAS No. 157 is a hypothetical secondary market. In determining the fair value of European Capital, we have concluded that the investment’s valuation should be based on a percentage of the fund’s net asset value since the underlying assets are fair valued under SFAS No. 157. However, in determining the fair value of our investment in European Capital as of June 30, 2009, the valuation was further reduced as consideration was given to the risks associated with our ability to realize the fair value of the underlying assets since European Capital is operating under temporary waivers of covenant defaults under certain of its credit facilities. The determination of the principal market used to estimate the fair value of each of our investments can have a material impact on our estimate of the fair value of our investments.

The levels of fair value inputs used to measure our investments are characterized in accordance with the fair value hierarchy established by SFAS No. 157. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s fair value measurement. We use judgment and consider factors specific to the investment in determining the significance of an input to a fair value measurement. The three levels of the fair value hierarchy and investments that fall into each of the levels are described below:

•

Level 1: Level 1 inputs are unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities. We use Level 1 inputs for investments in publicly traded unrestricted securities for which we do not have a controlling interest. Such investments are valued at the closing price on the measurement date.

•

Level 2: Level 2 inputs are inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. We did not value any of our investments using Level 2 inputs as of June 30, 2009.

•	Level 3: Level 3 inputs are unobservable and cannot be corroborated by observable market data. We use Level 3 inputs for measuring the fair value of substantially all of our investments as follows:

-	For investments in portfolio companies for which we have identified the M&A market as the principal market, we estimate the fair value based on the Enterprise Value Waterfall valuation methodology. Under the Enterprise Value Waterfall valuation methodology, we estimate the enterprise fair value of the portfolio company and then waterfall the enterprise value over the portfolio company’s securities in order of their preference relative to one another. For minority equity securities, we also estimate the fair value using the Enterprise Value Waterfall valuation methodology. To estimate the enterprise value of the portfolio company, we prepare an analysis consisting of traditional valuation methodologies including market, income and cost approaches. We weight some or all of the traditional valuation methods based on the individual circumstances of the portfolio company in order to conclude on our estimate of the enterprise value. The methodologies consist of valuation estimates based on: valuations of comparable public companies, recent sales of private and public comparable companies, discounting the forecasted cash flows of the portfolio company, estimating the liquidation or collateral value of the portfolio company’s assets, third-party valuations of the portfolio company, considering offers from third-parties to buy the company, estimating the value to potential strategic buyers and considering the value of recent investments in the equity securities of the portfolio company. To determine the enterprise value of a portfolio company, we analyze its historical and projected financial results. This financial and other information is generally obtained from our portfolio companies, and may represent unaudited, projected or pro-forma financial information. The assumptions incorporated in the valuation methodologies used to estimate the enterprise value consists primarily of unobservable Level 3 inputs, including management assumptions based on judgment. A change in these assumptions could have a material impact on the determination of fair value.

-

For investments in portfolio companies for which we have identified the hypothetical secondary market as the principal market, we determine the fair value based on the assumptions that a hypothetical market participant would use to value the investment in a current hypothetical sale using a Market Yield valuation methodology. In applying the Market Yield valuation methodology, we estimate the fair value based on such factors as third-party broker quotes and market participant assumptions including synthetic credit ratings, estimated remaining life, current market yield and interest rate spreads of similar securities as of the measurement date. The assumptions used to estimate the fair value in a hypothetical secondary market are considered primarily Level 3 inputs. We weight third-party broker quotes in determining fair value based on our understanding of the level of actual transactions used by the broker to develop the quote and whether the quote was an indicative price or binding offer. In estimating the remaining life, we generally use an average life based on market data of the average life of similar loans. However, if we have information available to us that the loan is expected to be repaid in the near term, we would use an estimated life based on the expected repayment date. The average life used to estimate the fair value of our loans is generally shorter than the legal maturity of the loans as our loans have historically been prepaid prior to the maturity date. The current interest rate spreads used to estimate the fair value of our loans is based on our experience of current interest rate spreads on similar loans. A change in the unobservable inputs and assumptions that we use to estimate the fair value of our loans could have a material impact on the determination of fair value.

-	We value our investments in Structured Products using the Market Yield valuation methodology. We estimate the fair value based on such factors as third-party broker quotes and our cash flow forecasts subject to our assumptions a market participant would use regarding the investments’ underlying collateral including, but not limited to, assumptions of default and recovery rates, reinvestment spreads and prepayment rates. Cash flow forecasts are discounted using a market participant’s market yield assumptions which are derived from multiple sources including, but not limited to, third-party broker quotes, recent investments and securities with similar structure and risk characteristics. We weight the use of third-party broker quotes in determining fair value based on our understanding of the level of actual transactions used by the broker to develop the quote and whether the quote was an indicative price or binding offer. The cash flow forecasts and market yields used to discount the cash flows incorporate a significant amount of Level 3 inputs. A change in our default and recovery rate assumptions in the cash flow forecasts or a change in the market yield assumptions could have a material impact on the determination of fair value.

-	We value derivative instruments based on fair value information from both the derivative counterparty, as adjusted for nonperformance risk considerations, and third-party pricing services. We corroborate the fair value by analyzing the estimated net present value of the future cash flows using relevant market forward interest rate yield curves in effect at the end of the period as adjusted for quantitative and qualitative nonperformance risk considerations. A change in our determination of the nonperformance risk could have a material impact on the determination of fair value.

Due to the uncertainty inherent in the valuation process, such estimates of fair value may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned.

See Note 5 to the consolidated financial statements on page F-133 of this registration statement for further information regarding the classification of our investment portfolio by Levels 1, 2 and 3 as of June 30, 2009.

Interest and Dividend Income Recognition

Interest income is recorded on the accrual basis to the extent that such amounts are expected to be collected. Original issue discount (“OID”) is accreted into interest income using the effective interest method. OID initially represents the value of detachable equity warrants obtained in conjunction with the origination or purchase of loans and loan origination fees that represent yield enhancement. Dividend income is recognized on the ex-dividend date for common equity securities and on an accrual basis for preferred equity securities to the extent that such amounts are expected to be collected or realized. In determining the amount of dividend income to recognize, if any, from cash distributions on common equity securities, we will assess many factors including a portfolio company’s cumulative undistributed income and operating cash flow. Cash distributions from common equity securities received in excess of such undistributed amounts are recorded first as a reduction of our investment and then as a realized gain on investment. We stop accruing interest or dividends on our investments when it is determined that the interest or dividend is not collectible. We assess the collectability of the interest and dividends based on many factors including the portfolio company’s ability to service our loan based on current and projected cash flows as well as the current valuation of the enterprise. For investments with PIK interest and cumulative dividends, we base income and dividend accruals on the valuation of the PIK notes or securities received from the borrower or the redemption value of the security. If the portfolio company valuation indicates a value of the PIK notes or securities or redemption value that is not sufficient to cover the contractual interest or dividend, we will generally not accrue interest or dividend income on the notes or securities and record an allowance for any accrued interest or dividend receivable as a reduction of interest or dividend income in the period we determine it is not collectible.

A change in the portfolio company valuation assigned by us could have an effect on the amount of loans on non-accrual status. Also, a change in a portfolio company’s operating performance and cash flows can impact a portfolio company’s ability to service our debt and therefore could impact our interest recognition.

Interest income on Structured Products investments is recognized on the effective interest method as required by Emerging Issues Task Force (“EITF”) Issue No. 99-20, Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets (“EITF No. 99-20”). Under EITF No. 99-20, at the time of purchase, we estimate the future expected cash flows and determine the effective interest rate based on these estimated cash flows and our cost basis. Subsequent to the purchase and on a quarterly basis, these estimated cash flows are updated and a revised yield is calculated prospectively based on the current amortized cost of the investment. To the extent the current quarterly estimated cash flows decrease from the prior quarterly estimated cash flows, the revised yield is calculated prospectively based on the amortized cost basis of the investment calculated in accordance with Financial Accounting Standards Board (the “FASB”) Staff Position No. FAS 115-2 and FAS 124-2, Recognition and Presentation of Other-Than-Temporary Impairments. In estimating these cash flows, there are a number of assumptions that are subject to uncertainties and contingencies. These include the amount and timing of principal payments (including prepayments, repurchases, defaults and liquidations), the pass through or coupon rate, and interest rate fluctuations. In addition, interest payment shortfalls due to delinquencies on the underlying loans, and the timing of and magnitude of projected credit losses on the loans underlying the securities have to be estimated. These uncertainties and contingencies are difficult to predict and are subject to future events that may impact our estimates and interest income. As a result, actual results may differ significantly from these estimates.

Stock-based Compensation

In December 2004, the FASB issued SFAS No. 123(R), a revision to SFAS No. 123. SFAS No. 123(R) also supersedes APB No. 25 and amends FASB SFAS No. 95, Statement of Cash Flows. SFAS No. 123(R) requires all share-based payments to employees, including grants of employee stock options, to be recognized as expenses in the income statement based on their fair values. Pro forma disclosure is no longer an alternative. On January 1, 2006, we adopted SFAS No. 123(R) using the modified prospective method, and, accordingly, the consolidated financial statements for prior periods do not reflect any restated amounts.

Prior to the adoption of SFAS No. 123(R), we applied SFAS No. 123 to all stock options granted in 2003 and forward. All of our stock options granted prior to January 1, 2003 that were accounted for under APB No. 25 and not expensed in our consolidated statements of operations were fully vested as of December 31, 2005 and therefore, no additional stock compensation costs for those stock option grants were recorded subsequent to the adoption of SFAS No. 123(R). When recognizing compensation cost under SFAS No. 123, we elected to adjust the compensation costs for forfeitures when the unvested awards were actually forfeited. However, under SFAS No. 123(R), we are required to estimate forfeitures of unvested awards when recognizing compensation cost. Upon the adoption of SFAS No. 123(R) on January 1, 2006, we recorded a cumulative effect of a change in accounting principle, net of related tax effects, to adjust compensation cost for the difference in compensation costs recognized in prior periods if forfeitures had been estimated during those periods of $1 million, or $0.01 per basic and diluted share.

The following table reflects the weighted average fair value per option granted during 2008, 2007 and 2006, as well as the weighted average assumptions used in determining those fair values using the Black-Scholes pricing model.

	2008	2007	2006
Options granted (in millions)	6.1	9.1	7.1
Fair value on grant date	$1.75	$4.37	$2.93
Expected dividend yield	15.4%	8.4%	8.8%
Expected volatility	40%	26%	22%
Estimated annual forfeiture rate	6.3%	6.6%	6.7%
Risk-free interest rate	3.4%	4.5%	4.6%
Expected life (years)	7.2	5.4	5.1

We determine our expected volatility used in the Black-Scholes option pricing model based on a combination of our historical volatility during the expected term of the option and our implied volatility based on the market prices of traded options of our stock.

Determining the appropriate fair value model and calculating the fair value of share-based payment awards require the input of subjective assumptions, including the expected life of the share-based payment awards and stock price volatility. The assumptions used in calculating the fair value of share-based payment awards represent management’s best estimates, but these estimates involve inherent uncertainties and the application of management judgment. As a result, if factors change and we use different assumptions, our equity-based compensation expense could be materially different in the future. In addition, we are required to estimate the expected forfeiture rate and recognize expense only for those shares expected to vest. If our actual forfeiture rate is materially different from our estimate, the equity-based compensation expense could be significantly different from what we have recorded in the current period.

Derivative Financial Instruments

We use interest rate derivative financial instruments to manage interest rate risk and also to fulfill our obligation under the terms of our revolving credit facilities and asset securitizations. We have established policies and procedures for the approval, reporting and monitoring of derivative financial instrument activities. We do not hold or issue derivative financial instruments for speculative purposes. All derivative financial instruments are recorded at fair value with changes in value reflected in net unrealized appreciation or depreciation of investments during the reporting period. The fair value of these instruments is based on the estimated net present value of the future cash flows using the forward interest rate yield curve in effect at the end of the period, adjusted for non-performance risk based on our credit risk and our counterparty’s credit risk. We may hold or issue derivative financial instruments for speculative purposes to hedge existing investments or to establish a position with respect to investment objectives.

We have interest rate swap agreements where we generally pay a fixed rate and receive a floating rate based on LIBOR. We also have interest rate swaption agreements where, if exercised, we pay a floating rate based on LIBOR and receive a fixed rate. The fair value and notional amounts of our interest rate derivative agreements are included in the accompanying consolidated schedule of investments.

Periodically, an interest rate swap agreement will also be amended. Any underlying unrealized appreciation or depreciation associated with the original interest rate swap agreement at the time of amendment will be factored into the contractual interest terms of the amended interest rate swap agreement. The contractual terms of the amended interest rate swap agreement are set such that its estimated fair value is equivalent to the estimated fair value of the original interest rate swap agreement. No realized gain or loss is recorded upon amendment when the estimated fair values of the original and amended interest rate swap agreement are substantially the same.

Recent Accounting Standards

In May 2009, the FASB issued SFAS No. 165, Subsequent Events (“SFAS No. 165”). SFAS No. 165 establishes general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. We adopted SFAS No. 165 in the second quarter of 2009 and evaluated all events or transactions through the date of this filing. During this period, we did not have any material subsequent events that impacted our interim consolidated financial statements.

In June 2009, the FASB issued SFAS No. 166, Accounting for Transfers of Financial Assets—an amendment of FASB Statement No. 140, (“SFAS No. 166”) which amends the derecognition guidance in SFAS No, 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, eliminates the concept of a “qualifying special-purpose entity” (“QSPE”) and requires more information about transfers of financial assets, including securitization transactions as well as a company’s continuing exposure to the risks related to transferred financial assets. SFAS No. 166 is effective for financial asset transfers occurring after the beginning of an entity’s first fiscal year that begins after November 15, 2009 and early adoption is prohibited. Management is currently evaluating the impact on our consolidated financial statements of adopting SFAS No. 166.

In June 2009, the FASB issued SFAS No. 167, Amendments to FASB Interpretation No. 46(R), (“SFAS No. 167”) which amends the consolidation guidance applicable to variable interest entities. The amendments will significantly affect the overall consolidation analysis under FASB Interpretation No. 46(R), Consolidation of Variable Interest Entities—an interpretation of ARB No. 51, (“FIN 46(R)”) and change the way entities account for securitizations and special purpose entities as a result of the elimination of the QSPE concept in SFAS No. 166. SFAS No. 167 does not amend the FIN 46(R) exception that investments accounted for at fair value in accordance with the specialized accounting guidance in the AICPA Audit and Accounting Guide, Investment Companies, are not subject to the requirements of FIN 46(R). SFAS No. 167 is effective as of the beginning of the first fiscal year that begins after November 15, 2009 and early adoption is prohibited. Management is currently evaluating the impact on our consolidated financial statements of adopting SFAS No. 167.

In June 2009, the FASB issued SFAS No. 168, The FASB Accounting Standards Codification™ and the Hierarchy of Generally Accepted Accounting Principles—a replacement of FASB Statement No. 162 (“SFAS No. 168”). SFAS No. 168 establishes the Codification as the source of authoritative GAAP in the United States (the “GAAP hierarchy”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal securities laws are also sources of authoritative GAAP for SEC registrants. Once the Codification is in effect, all of its content will carry the same level of authority and the GAAP hierarchy will be modified to include only two levels of GAAP, authoritative and nonauthoritative. SFAS No. 168 is effective for financial statements issued for interim and annual periods ending after September 15, 2009. Management is currently evaluating the impact on our consolidated financial statements of adopting SFAS No. 168.

BUSINESS

General

American Capital is a publicly traded private equity firm and global asset manager. We invest in private equity, private debt, private real estate investments, early and late stage technology investments, special situation investments, alternative asset funds managed by us and structured finance investments. These investments constitute, in part, what are considered alternative assets. We provide investors the opportunity to participate in the private equity and alternative asset management industry through an investment in our publicly traded stock.

We are a Delaware corporation, incorporated in 1986. On August 29, 1997, we completed an IPO and became a non-diversified closed-end management investment company that has elected to be regulated as a BDC under the 1940 Act. As a BDC, we primarily invest in senior debt, mezzanine debt and equity in the buyouts of private companies sponsored by us, the buyouts of private companies sponsored by other private equity firms and provide capital directly to early stage and mature private and small public companies. We refer to our investments in these companies as our private finance portfolio companies. We also invest in structured finance investments including CMBS, CLO securities and CDO securities. We are also an alternative asset manager with $11 billion of assets under management as of June 30, 2009, including $4 billion of third-party assets. Our third-party alternative asset fund management services are conducted through our wholly-owned portfolio company, American Capital, LLC. Our primary business objectives are to increase our taxable income, net realized earnings and net asset value by making investments with attractive current yields and/or potential for equity appreciation and realized gains.

We also operate so as to qualify to be taxed as a RIC as defined in the Code. As a RIC, we are not subject to federal income tax on the portion of our taxable income and capital gains we distribute to our shareholders.

In addition to managing American Capital’s assets and providing management services to portfolio companies of American Capital, we, through our ownership of American Capital, LLC, also manage the following alternative asset funds: European Capital, AGNC, ACE I, ACE II, ACAS CLO-1 and ACAS CRE CDO.

Our business consists of two primary segments—our investment portfolio and our alternative asset management business.

Corporate Information

Our executive offices are located at 2 Bethesda Metro Center, 14th Floor, Bethesda, Maryland 20814 and our telephone number is (301) 951-6122. In addition to our executive offices, we, or our portfolio company American Capital, LLC, maintain offices in New York, Los Angeles, Chicago, Dallas, Boston, London, Paris, Frankfurt, and Hong Kong.

We make available all of our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to such reports free of charge on our internet website at www.americancapital.com as soon as reasonably practical after such material is electronically filed with or furnished to the SEC. These reports are also available on the SEC’s internet website at www.sec.gov.

Significant Developments in our Business

Global Financial Crisis

There have been traumatic developments in the capital markets worldwide over the past two years. These developments began with credit problems in residential real estate, which led to a lack of liquidity and dramatic depreciation of residential real estate, and by extension, residential mortgage backed securities. The problems soon extended to disruptions in the markets and value of other structured finance products.

These developments caused a series of failures to befall a large number of financial institutions, which participated in the origination or underwriting of structured products or that invested in them. Public companies have had to depreciate their assets as trading values of structured finance products and other credit assets declined. At the end of the first quarter of 2008, The Bear Stearns Companies, Inc. collapsed and was sold to JP Morgan Chase & Co., with a large amount of Federal government assistance. This was followed by almost weekly revelations of illiquid and teetering financial institutions, government assistance and rapid mergers including Lehman Brothers Holdings, Inc., Washington Mutual, Inc., Fannie Mae, Freddie Mac, American International Group, Inc., Merrill Lynch & Co., Inc. and Wachovia Corporation among others.

These developments have caused large and small corporations the world over to have significant difficulty borrowing on a short and long term basis and in raising capital. This has adversely affected aspects of businesses that rely on borrowed funds and new capital to grow and fund operations.

We have been significantly impacted by these developments, as has virtually every financial institution in the world. The global financial crisis has impacted our ability to currently access the debt and equity capital markets, has resulted in significant depreciation of our investment portfolio and may impact our ability to continue to exit portfolio investments in the near term. We continued to generate liquidity through the sales and repayments of portfolio investments generating over $2.2 billion of realizations of portfolio investments in 2008 and over $200 million during the six months ended June 30, 2009. However, although we currently have investments in various stages of the sales process, a continuation of the current liquidity crisis could make it difficult for us to continue to generate significant liquidity through sales of portfolio investments at attractive prices. We also believe that the liquidity crisis will limit our ability to raise public equity and public and privately sourced debt during the remainder of 2009. Our 2009 business plan assumes no new capital raises, continued delevering of our balance sheet and the reinvestment of capital only as we experience liquidity through realizations from exits and repayments.

Going Concern

In our annual report on Form 10-K for the year ended December 31, 2008, our independent registered public accounting firm, Ernst & Young LLP, concluded that substantial doubt existed about our ability to continue as a going concern as a result of being in breach of certain financial covenants under our unsecured borrowing arrangements. The breach of these financial covenants was primarily due to the significant decrease in our shareholders’ equity as a result of net unrealized depreciation on our portfolio investments during 2008. As of June 30, 2009, we continued to be in breach of these financial covenants on $2.3 billion of unsecured borrowing arrangements. As a result, during the continuance of these events of defaults, the lenders and note holders under such borrowing arrangements may declare all borrowings outstanding under their respective arrangements to be immediately due and payable after any applicable notice periods. If this were to occur, there is no assurance that we will have sufficient funds available to pay in full the total amount of obligations that would become due as a result of such acceleration or that we will be able to obtain additional or alternative financing to pay or refinance any such accelerated obligations.

However, we continue to believe that we will have adequate liquidity to continue to fund our operations and the interest payments on our borrowing arrangements, including any default interest, in the absence of an acceleration of the maturity of the debt. We continue to have active discussions with our unsecured lenders and note holders regarding a restructuring of our borrowing arrangements. We have retained Miller Buckfire & Co. LLC as a financial advisor to assist us in our efforts to restructure these borrowing arrangements. We continue to believe that we will successfully renegotiate the unsecured borrowing arrangements with our lenders and note holders and that we will continue to exist as a going concern.

A fundamental principle of the preparation of financial statements in accordance with GAAP is the assumption that an entity will continue in existence as a going concern, which contemplates continuity of operations and the realization of assets and settlement of liabilities occurring in the ordinary course of business. This principle is applicable to all entities except for entities in liquidation or entities for which liquidation appears imminent. In accordance with this requirement, our policy is to prepare our consolidated financial statements on a going concern basis unless we intend to liquidate or have no other alternative but to liquidate. Our interim consolidated financial statements included in this Prospectus have been prepared on a going concern basis and do not reflect any adjustments that might specifically result from the outcome of this uncertainty or our debt restructuring activities.

American Capital Agency Corp. IPO

In May 2008, AGNC successfully completed its IPO of ten million shares of common stock for proceeds, net of the underwriters’ discount and offering expenses, of $186 million. In a private placement concurrent with the AGNC IPO, we purchased five million shares of AGNC common stock at the IPO price of $20.00 per share, for a purchase price of $100 million. AGNC’s net proceeds from the IPO and the concurrent private placement were $286 million. The shares are traded on The NASDAQ Global Market under the symbol “AGNC.” AGNC is a mortgage real estate investment trust, or REIT, that invests exclusively in single-family residential mortgage pass-through securities and collateralized mortgage obligations on a leveraged basis where principal and interest payments on the pass-through securities are guaranteed by government-sponsored entities such as Fannie Mae and Freddie Mac or by a U.S. Government agency such as the Government National Mortgage Association, or Ginnie Mae. We refer to these securities as agency securities. American Capital, LLC is the investment manager of AGNC and earns an annual base management fee of 1.25% of AGNC’s shareholders’ equity. Our equity investment in AGNC was valued at $115 million as of June 30, 2009. In July 2009, through a public secondary offering, American Capital sold 2.5 million shares of the five million shares of AGNC common stock that it held as of June 30, 2009.

Acquisition of European Capital

On November 10, 2008, American Capital and European Capital entered into an implementation agreement regarding our proposal to acquire all of the ordinary shares of European Capital held by other investors, representing 32.3% of European Capital’s outstanding ordinary shares, by means of a “scheme of arrangement” under Guernsey company law. Under the terms of the agreement, each European Capital shareholder other than us would receive 0.333 of our shares of common stock for every one ordinary share that they owned of European Capital. On February 19, 2009, our shareholders approved a proposal authorizing us to sell shares of our common stock below NAV per share in certain instances, including in connection with the proposed acquisition of European Capital. On March 19, 2009, the proposed transaction was approved by a special majority of the shareholders of European Capital, not including us. The acquisition became effective as of March 26, 2009, following approval of the Royal Court of Guernsey. In connection with the transaction, we issued 11.5 million shares of our common stock with a value of $25 million as of March 26, 2009 in exchange for the outstanding European Capital ordinary shares.

Strategic Restructuring

To better align our organization and cost structure with current economic conditions, we undertook a strategic review of our business in 2008 that resulted in the closing of several offices and the elimination of certain functions at other offices. We recorded an aggregate restructuring charge of $19 million, including $10 million for severance and related costs associated with 160 employees and $9 million of costs related to excess facilities.

American Capital Investment Portfolio

We provide investment capital to middle market companies, which we generally consider to be companies with sales between $10 million and $750 million. We primarily invest in senior debt, mezzanine debt and equity in the buyouts of private companies sponsored by us, the buyouts of private companies sponsored by other private equity firms and provide capital directly to early stage and mature private and small public companies. Currently, we will invest up to $400 million in a single middle market transaction in North America. We also invest in Structured Products and alternative asset funds managed by us.

As of June 30, 2009, our average investment size, at fair value, was $30 million, or 0.5% of total assets, and we had investments in 205 portfolio companies. As of June 30, 2009, our ten largest investments at fair value were as follows (in millions):

Company Name	Industry	Fair Value
Mirion Technologies, Inc.	Electrical Equipment	$314
RDR Holdings, Inc.	Household Durables	296
WIS Holding Company, Inc.	Commercial Services & Supplies	236
SMG Holdings, Inc.	Hotels, Restaurants & Leisure	231
SPL Acquisition Corp.	Pharmaceuticals	207
WRH, Inc.	Life Sciences Tools & Services	193
Axygen, Inc.	Health Care Equipment & Supplies	183
Affordable Care Holding Corp.	Health Care Providers & Services	175
Orchard Brands Corporation	Internet & Catalog Retail	167
CIBT Travel Solutions, Inc	Commercial Services & Supplies	123

Total		$2,125

Historically, a majority of our financings have been to assist in the funding of change of control management buyouts, and we expect that trend to continue. A change of control transaction could be the result of a sale of a portfolio company by another private equity firm, a corporate divestiture, a sale of a family-owned or closely-held business, a going private transaction or an ownership transition. As an investor in the buyouts of other private equity firms, we also support other private equity sponsors with mezzanine debt, senior debt and minority equity investments in order to allow them to leverage their capital base. Since our IPO, we have partnered with approximately 150 equity sponsors.

Since our IPO through June 30, 2009, we have invested committed capital of over $5 billion in equity securities and over $17 billion in debt securities of middle market companies and also invested over $1.6 billion in Structured Products. Our loans typically range from $5 million to $100 million, mature in five to ten years, and require monthly or quarterly interest payments at fixed rates or variable rates generally based on LIBOR, plus a margin. We price our debt and equity investments based on our analysis of each transaction. As of June 30, 2009, the weighted average effective interest rate on our private finance debt investments was 9.7%, including the impact of non-accruing loans. As of June 30, 2009, we had a fully-diluted weighted average ownership interest of 41% in our private finance portfolio companies with a total equity investment at fair value of over $1.7 billion.

Our private finance portfolio investments consist of loans and equity securities primarily to privately-held middle market companies. There is generally no publicly available information about these companies and a primary or secondary market for the trading of these privately issued loans and equity securities generally does not exist. These investments have been historically exited through normal repayment or a change in control transaction such as a sale or recapitalization of the portfolio company. The opportunity to be repaid or exit our investments may occur if a portfolio company repays our loans out of cash flows, refinances our loans, is sold in a change of control transaction, or sells its equity in a public offering or if we exercise any put rights. As a public company, we can invest with a long-term horizon compared to a limited partnership, which typically has a finite life and must sell investments in order to return capital to investors in short time horizon.

Our ability to fund the entire capital structure is a competitive advantage in completing many middle market transactions. We often sponsor One-Stop Buyouts™ in which we provide most, if not all, of the senior debt, subordinated debt and equity financing in the transaction. We may initially fund all of the senior debt at closing and syndicate it to third-party lenders post closing. We have a loan syndications group that arranges to have all or part of the senior loans syndicated to third-party lenders. During the six months ended June 30, 2009 and the years ended December 31, 2008 and 2007, we syndicated $29 million, $0.3 billion and $1.6 billion, respectively, of senior debt to third-party lenders.

As a BDC, we are required by law to make significant managerial assistance available to most of our portfolio companies. Such assistance typically involves providing guidance and counsel concerning the management, operations and business objectives and policies of the portfolio company to it’s management and board of directors, including participating on the company’s board of directors. As of December 31, 2008, we had board seats at 86 out of 177 of our private finance and managed fund portfolio companies and had board observation rights on 23 of our remaining private finance portfolio companies. We also have an operations team, including ex-CEOs with significant turnaround and bankruptcy experience, which provides intensive operational and managerial assistance. Providing assistance to our portfolio companies serves as an opportunity for us to maximize their value.

Our Structured Products investments are generally in non-investment grade tranches, which means that major rating agencies rate them below the top four investment-grade rating categories (i.e., “AAA” through “BBB”). Non-investment grade tranches have a higher risk of loss but are expected to provide a higher yield than investment grade securities. We may also make select investments in investment grade tranches if the expected returns meet our overall portfolio targeted returns. We invest in Structured Products with the intention of holding them until maturity. An active market for most of the non-investment grade tranches of Structured Products in which we invest generally does not exist.

During the three and six months ended June 30, 2009, we recorded $37 million of net unrealized appreciation and $9 million of net unrealized depreciation on our Structured Products investments, respectively. Our CMBS portfolio, which includes a commercial real estate CDO, experienced $21 million of net unrealized appreciation and $1 million of net unrealized depreciation during the three and six months ended June 30, 2009, respectively. Our CLO and CDO portfolios experienced $16 million of net unrealized appreciation and $8 million of net unrealized depreciation during the three and six months ended June 30, 2009, respectively. As of June 30, 2009, our CMBS portfolio has a cost basis of $705 million and a fair value of $108 million and our CLO and CDO portfolio has a cost basis of $247 million and a fair value of $66 million. Since the fourth quarter of 2007, we have experienced a substantial amount of depreciation on our Structured Products.

Through June 30, 2009, we have had 264 exits and repayments of over $11.9 billion of our originally invested committed capital, representing 49% of our total capital committed since our IPO, earning a 15% compounded annual return on these investments, including the interest, dividends, fees and net gains over the life of the investments. We have earned a 30% compounded annual return on the exit of our equity securities, including dividends, fees and net realized gains. Since our IPO through June 30, 2009, we have realized $1,336 million in gross portfolio realized gains and $1,178 million in gross portfolio realized losses resulting in $158 million in cumulative portfolio net gains, excluding net gains and losses attributable to interest rate swap agreements, foreign currency and taxes on net gains.

Lending and Investment Decision Criteria

We review certain criteria in order to make investment decisions. The list below represents a general overview of the criteria we use in making our lending and investment decisions. Not all criteria are required to be favorable in order for us to make an investment. Add-on investments for growth, acquisitions or recapitalizations are based on the same general criteria. Add-on investments in distressed situations are based on the same general criteria, but are also evaluated on the potential to preserve prior investments.

Operating History. We generally focus on middle market companies that have been in business over ten years and have an attractive operating history, including generating positive cash flow. We generally target companies with significant market share in their products or services relative to their competitors. In addition, we consider factors such as customer concentration, performance during recessionary periods, competitive environment and ability to sustain margins. As of June 30, 2009, our current private finance portfolio companies had an average age of 31 years with average sales of $149 million and average EBITDA of $31 million and an EBITDA margin of 21%.

Growth. We consider a target company’s ability to increase its cash flow. Anticipated growth is a key factor in determining the ability of the company to repay its debt and the value ascribed to any warrants and equity interests acquired by us.

Liquidation Value of Assets. Although we do not operate as an asset-based lender, liquidation value of the assets collateralizing our loans is a factor in many credit decisions. Emphasis is placed both on tangible assets such as accounts receivable, inventory, plant, property and equipment as well as intangible assets such as brand recognition, market reputation, customer lists, networks, databases and recurring revenue streams.

Experienced Management Team. We consider the quality of senior management to be extremely important to the long-term performance of most companies. Therefore, we consider it important that senior management be experienced and properly incentivized through meaningful ownership interest in the company.

Exit Strategy. Almost all of our investments consist of securities acquired directly from their issuers in private transactions. These securities are rarely traded in public markets, thus limiting their liquidity. Therefore, we consider it important that a prospective portfolio company have a number of methods by which our financing can be repaid and our equity investment sold or redeemed. These methods would typically include the sale or refinancing of the business or the ability to generate sufficient cash flow to repurchase our equity securities and repay our debt securities.

Structured Products Criteria. We receive extensive information from the issuer regarding the mortgage loans, commercial loans and other securities that are the underlying collateral for a CMBS, CLO or CDO pool. We extensively underwrite the collateral securing our investment as appropriate. For instance, on investments in the lowest rated tranches, we underwrite the commercial mortgage loans securing a CMBS transaction by inspecting the underlying properties securing the mortgage and the surrounding markets in which they reside, preparing an analysis of the historic and current cash flow of the properties based on our analysis of current rent rolls and estimates of appropriate operating expenses for the property. We then re-calculate the debt service coverage, assess the collateral value and resulting loan-to-value ratios, and review the pertinent loan documents and third-party reports such as appraisals, property condition and environmental reports. We study the local real estate market trends, review the credit worthiness of the sponsor and their past borrowing experience all to form an opinion as to whether the loan is an acceptable credit risk. Based on the findings of our diligence procedures, we may reject certain mortgage loans from inclusion in the collateral pool or request that the loan be restructured or individual loans repriced.

Portfolio Composition

We primarily invest in senior debt, subordinated (mezzanine) debt, preferred and common equity and Structured Products. The composition summary of our investment portfolio as of June 30, 2009 at fair value as a percentage of total investments, excluding derivative and option agreements, is shown below:

We have a diversified investment portfolio and do not concentrate in any one or two industry sectors. We use the Global Industry Classification Standards for classifying the industry groupings of our portfolio companies. The following chart shows the portfolio composition by industry grouping at fair value as a percentage of total investments, excluding derivative agreements as of June 30, 2009. Our investments in European Capital, CLO and CDO securities are excluded from the table below. Our investments in ACAS CRE CDO and CMBS are classified in the Real Estate category.

Alternative Asset Management Business

Existing Funds Under Management

As of June 30, 2009, our assets and capital resources under management totaled $11 billion, including $4 billion of assets and capital resources under management in our alternative asset funds. Our third-party alternative asset management business is conducted through our wholly-owned portfolio company, American Capital, LLC. In general, wholly-owned subsidiaries of American Capital, LLC enter into management agreements with each of the managed alternative asset funds. The discussion of the operations of American Capital, LLC in our annual report on Form 10-K includes its wholly-owned consolidated subsidiaries.

American Capital, LLC had over 70 employees as of June 30, 2009, including nine investment teams with over 25 investment professionals located in three offices in London, Paris and Frankfurt. We also provide American Capital, LLC access to our employees, infrastructure, business relationships, management expertise and capital raising capabilities. We charge American Capital, LLC a fee for the use of these services. American Capital, LLC generally earns base management fees based on the size of the managed alternative asset funds and may earn incentive income based on the performance of the alternative asset funds. In addition, we may invest directly into our alternative asset funds and earn investment income from our investments in those funds.

The following table sets forth certain information with respect to our alternative asset funds under management as of June 30, 2009.

	American Capital	European Capital	AGNC	ACE I	ACE II	ACAS CLO-1	ACAS CRE CDO
Fund type	Public Alternative Asset Manager & Fund	Private Fund	Public REIT Fund - The NASDAQ Global Market	Private Fund	Private Fund	Private Fund	Private Fund
Established	1986	2005	2008	2006	2007	2006	2007
Assets under management	$6.6 Billion(1)	$1.9 Billion(2)	$2.8 Billion	$0.6 Billion	$0.3 Billion	$0.4 Billion	$33 Million
Investment types	Senior & Subordinated Debt, Equity, Structured Products	Senior & Subordinated Debt, Equity, Structured Products	Agency Securities	Equity	Equity	Senior Debt	CMBS
Capital type	Permanent	Permanent	Permanent	Finite Life	Finite Life	Finite Life	Finite Life

(1)	Includes our investment in third-party funds that we manage.
(2)	Excluded from our third-party funds under management as we now own 100% of European Capital.

European Capital is an alternative asset fund, which is not registered under U.S. securities law that invests in and sponsors management and employee buyouts, invests in private equity buyouts and provides capital directly to private and mid-sized public companies primarily in Europe. On May 10, 2007, European Capital closed on an IPO of ordinary shares, and the ordinary shares were admitted to the Official List of the U.K. Financial Services Authority and to trading on the main market of the London Stock Exchange under the ticker symbol “ECAS.” American Capital, LLC earns a base management fee of 2% of European Capital’s assets and receives 20% of the net profits of European Capital, subject to certain hurdles.

On November 10, 2008, American Capital and European Capital entered into an implementation agreement regarding our proposal to acquire all of the ordinary shares of European Capital held by other investors, representing 32.3% of European Capital’s outstanding ordinary shares, by means of a “scheme of arrangement” under Guernsey company law. Under the terms of the agreement, each European Capital shareholder other than us would receive 0.333 of our shares of common stock for every one ordinary share that they owned of European Capital. On February 19, 2009, our shareholders approved a proposal authorizing us to sell shares of our common stock below NAV per share in certain instances, including in connection with the proposed acquisition of European Capital. On March 19, 2009, the proposed transaction was approved by a special majority of the shareholders of European Capital, not including us. The acquisition became effective as of March 26, 2009, following approval of the Royal Court of Guernsey. In connection with the transaction, we issued 11.5 million shares of our common stock with a value of $25 million as of March 26, 2009 in exchange for the outstanding European Capital ordinary shares.

AGNC is a publicly traded REIT that invests exclusively in agency securities. On May 20, 2008, AGNC successfully completed its IPO of ten million shares of common stock for proceeds, net of the underwriters’ discount and estimated expenses, of $186 million. In a private placement concurrent with the AGNC IPO, we purchased five million shares of AGNC common stock at the IPO price of $20.00 per share, for a purchase price of $100 million. AGNC’s net proceeds from the IPO and the concurrent private placement were $286 million. The shares are traded on The NASDAQ Global Market under the symbol “AGNC.” American Capital, LLC earns a base management fee of 1.25% of AGNC’s shareholders’ equity. In July 2009, through a public secondary offering, American Capital sold 2.5 million shares of the five million shares of AGNC common stock that it held as of June 30, 2009.

ACE I is a private equity fund established in 2006 with $1 billion of equity commitments from third-party investors. ACE I purchased 30% of our equity investments in 96 portfolio companies for an aggregate purchase price of $671 million. Also, ACE I co-invested with American Capital in an amount equal to 30% of equity investments made by American Capital between October 2006 and November 2007 until the $329 million remaining equity commitment was exhausted. In addition, 10%, or $100 million, of the $1 billion of equity commitments are recallable for add-on investments with American Capital once they have been distributed to the third-party ACE I investors. As of December 31, 2008, there were $84 million of recallable distributions available for add-on investments. American Capital, LLC manages ACE I in exchange for a 2% base management fee on the net cost basis of ACE I’s assets and 10% to 30% of the net profits of ACE I, subject to certain hurdles.

ACE II is a private equity fund established in 2007 with $585 million of equity commitments from third-party investors. ACE II purchased 17% of our equity investments in 80 portfolio companies for an aggregate purchase price of $488 million. The remaining $97 million commitments will be used to fund add-on investments in the 80 portfolio companies. In addition, 10%, or $59 million, of the $585 million of equity commitments are recallable for add-on investments with American Capital once they have been distributed to the third-party ACE II investors. As of December 31, 2008, ACE II had $89 million and $59 million of unfunded equity commitments and recallable distributions outstanding, respectively. American Capital, LLC manages ACE II in exchange for a 2% base management fee on the net cost basis of ACE II’s assets and 10% to 30% of the net profits of ACE II, subject to certain hurdles.

ACAS CLO-1 was established in 2006 as a “warehouse” to invest in broadly syndicated and middle market senior loans. In April 2007, ACAS CLO-1 completed a $400 million securitization. We purchased 55% of the BB rated notes and 70% of the non-rated subordinated notes in ACAS CLO-1 for a total purchase price of $33 million. American Capital, LLC earns a base management fee of 0.68% of ACAS CLO-1’s assets and receives 20% of the net profits of ACAS CLO-1, subject to certain hurdles.

ACAS CRE CDO was established in 2007 as a commercial real estate collateralized debt obligation trust that holds investments in subordinated tranches of CMBS trusts. We own investment grade and non-investment grade notes and preferred shares of ACAS CRE CDO. American Capital, LLC serves as the collateral manager for ACAS CRE CDO in exchange for an annual senior management fee of 7.5 basis points and a subordinate management fee of 7.5 basis points.

Alternative Asset Management Business Funds Under Development

While the current macroeconomic environment and liquidity crisis have currently limited our ability to access the debt and equity capital markets, we expect to continue to develop our third-party alternative asset management business as a publicly traded manager of funds of alternative assets through our investment in American Capital, LLC. Our corporate development team and marketing department conduct market research and due diligence to identify industry and geographic sectors of alternative assets that have attractive investment attributes and where we can create an alternative asset fund with attractive return prospects. In addition to alternative asset funds focused on a specific industry or geographic location, we will also identify potential alternative asset funds that will invest in a specific security type such as first lien debt, second lien debt, distressed debt, real estate loans or equity securities. As particular funds are selected, we may utilize professionals on staff with experience in the proposed asset class for the alternative asset fund, or we may hire investment professionals with experience in the proposed asset class for the potential alternative asset fund. We may make initial investments directly in the assets of a proposed alternative asset fund. Those assets may either be sold or contributed to the proposed alternative asset fund upon formation of the fund. We would expect American Capital, LLC to enter into an asset management agreement with each new alternative asset fund.

The following additional potential alternative asset funds are in various stages of development as of June 30, 2009:

•	Primary Equity - would co-invest with American Capital in equities of private companies.

•	Secondary Equity - would purchase from American Capital a portion of our equities of private companies.

•	Primary Mezzanine Debt - would co-invest with American Capital and European Capital in mezzanine debt of private companies.

We expect to continue developing the alternative asset funds listed above in 2009. We are also reviewing other potential alternative asset funds that we may begin to develop in 2009.

Private Finance Deal Stream and Market Share

We have established an extensive referral network comprised of investment bankers, private equity firms, mezzanine funds, trade organizations, commercial bankers, attorneys and business and financial brokers. We have developed an extensive proprietary database of reported middle market transactions. Based on the data we have gathered, we believe that the middle market is highly fragmented and that we continued to hold a top position in the U.S. middle market with a 1.9% market share in 2008. Based on our data, over 200 firms did not close a transaction during 2008. During 2008, we received information concerning several thousand transactions for consideration. Most of those transactions did not meet our criteria for initial consideration, but the opportunities that met those criteria were reviewed in detail by our principals. We have also developed an internet website that provides an efficient tool to businesses for learning about American Capital and our capabilities.

Institutional Approach to Investing

Over the past ten years, we have built an institution with a leading capability to originate, underwrite, finance, syndicate, monitor and exit alternative investments that generate attractive returns. Our dedicated teams of investment professionals are the cornerstone of our institution. We have also created an extensive support structure that provides in-house due diligence, operational, legal and human resources support to our investment professionals and to our portfolio company, American Capital, LLC. The following are the key functional teams that execute our alternative asset management business including the internal management of American Capital and its portfolio.

Investment Teams: As of December 31, 2008, we had 36 Investment Teams with over 120 professionals located in our six offices in the United States. The Investment Teams originate, review and screen investment opportunities, conduct business, management and operations due diligence, prepare investment committee reports and models, make recommendations to the investment committee, execute investments, represent us on the boards of directors of portfolio companies, assist in monitoring and valuing of investments and manage acquisitions, divestures and exiting of investments. Our Investment Teams are organized so that each team focuses on a specific investment strategy. Our Investment Teams include:

•

American Capital Buyout: A 34-person team that leads our American Capital One-Stop Buyouts™ of middle market companies including corporate divestitures, acquisitions of portfolio companies from private equity firms, acquisition of family-owned or closely held businesses, going private transactions and ownership transitions. They originate senior debt, subordinated debt and equity in American Capital controlled buyouts.

•

Sponsor Finance: A 24-person team that provides private equity sponsors with senior debt, subordinated debt and equity co-investments in support of their buyouts of middle market companies. In addition, they will also target investments directly to privately and publicly-held middle market companies.

•

Energy Investment: A 4-person team that leads our American Capital One-Stop Buyouts™, direct investments and sponsored finance investments in the entire chain of energy exploration, production and distribution, and services, manufacturing, power and utility services. They will also invest in alternative energy, including wind power, solar energy and biofuels. They originate senior debt, subordinated debt and equity investments.

•	Financial Services: A 4-person team that leads our American Capital One-Stop Buyouts™, direct investments and sponsored finance investments in consumer and commercial finance, insurance, asset management and companies providing products or services to financial services firms. They originate senior debt, subordinated debt and equity investments.

•

Special Situations: A 9-person team that leads our American Capital One-Stop Buyouts™, direct investments and sponsored finance investments in distressed companies, companies undergoing turnarounds, bankruptcy auctions, debtor-in-possession, exit financing and other special situations in middle market companies. They originate senior debt, subordinated debt and equity investments.

•

Technology Investment: A 4-person team leads our American Capital One-Stop Buyouts™, direct investments and sponsored finance investments in early-, middle- and late-stage technology companies. They will invest in various technology sectors including networking, software, communications, enterprise data, new media, consumer technologies and industrial technology. They originate senior debt, subordinated debt and equity investments.

•

Commercial Mortgage Asset Management: A 9-person team that invests in commercial mortgages and related assets directly or by investing in debt and equity tranches of CMBS and CRE CDOs. The team also participates in underwriting, due diligence and financing of real estate owned by our portfolio companies.

•

Residential Mortgage Asset Management: A 9-person team that originates investments in the debt tranches of residential mortgage backed securities and invests in agency securities. They also execute the investment strategy for AGNC.

•

Collateralized Loan Obligation: A 7-person team that invests in and manages senior loan collateral for third-party investors through structured finance products such as a CLO. The team sources middle market senior loans originated through our various Investment Teams and also by purchasing rated, broadly syndicated senior debt. They also invest in non-rated tranches of CLOs and CDOs managed by other third-party fund managers.

Operations Team: A 26-person team with expertise in manufacturing services, consumer products, financial services, energy services, supply chain management, outsourcing and technology. The Operations Team is led by a managing director and includes seasoned former presidents, CEOs (11), COOs (3), CFOs (2) and supply chain and outsourcing specialists (4). The Operations Team conducts operational due diligence on prospective portfolio companies and reports and makes recommendations to our investment committee. The team will also assist portfolio companies post close with operational improvement plans. If we have a struggling portfolio company that is underperforming, the Operations Team will work closely with the portfolio company to improve performance by providing interim leadership at the portfolio company and to identify business actions to help improve performance. The team will provide hands-on assistance to reduce costs, systemize sales and marketing, develop and align business plans, grow the business and strengthen management talent at the portfolio company.

Investment Committee Support Team: A 4-person team that assists our investment committee (the “Investment Committee”) in establishing procedures and controls, establishing due diligence protocol and working with Investment Teams to establish due diligence plans for each prospective investment, developing standard investment committee reports and models, organizing investment committee meetings, monitoring and reporting investment committee results and tracking subsequent developments.

Business Development Team: A 3-person team that assists our Investment Teams in researching, targeting and developing investment opportunities from multiple, established channels, including investment banks, private equity firms, trade organizations, industry contacts, attorneys, commercial bankers and business and financial brokers.

Financial Accounting and Compliance Team (“FACT”): A 42-person team of certified public accountants, chartered accountants and valuation and audit professionals. FACT is responsible for providing pre- and post-investment financial due diligence, portfolio monitoring and quarterly valuations of portfolio assets. FACT assists our Investment Teams in conducting extensive financial, accounting, tax and information technology due diligence of each target investment company, which includes one or more on-site visits, a review of the portfolio company’s historical and prospective financial information, and identifying and confirming pro forma financial adjustments. FACT also monitors the existing portfolio investments by gathering, inputting into an automated database, analyzing and regularly reviewing monthly financial information and other materials to assess financial performance as well as to ensure compliance with loan covenants. Also, FACT, with the assistance of our Investment Teams and subject to the oversight of senior management and the Audit and Compliance Committee, prepares a quarterly valuation of each portfolio company investment.

Syndications Team: A 5-person team that is responsible for arranging syndications of all or part of the senior debt of our portfolio companies either at closing or subsequent to the closing of a senior financing transaction. They perform a variety of functions relating to the marketing and completing of such transactions.

Capital Markets, Finance and Treasury Team: A 25-person team that is responsible for raising equity and debt capital, investor relations, financial budgeting and forecasting and daily liquidity and cash management. Through its debt capital raising activities, the team is responsible for structuring, selling and administering on-balance sheet term debt securitizations of debt investments, unsecured bonds and various other revolving facilities and term debt facilities for American Capital and its alternative asset funds under management, including our Structured Products included in our alternative asset funds under management such as ACAS CLO-1 and ACAS CRE CDO. Through its equity capital raising activities, the team is responsible for structuring and selling equity for American Capital and our public and private funds. The team is also responsible for monitoring and reporting on capital market conditions and researching, developing and raising private and public capital for new third-party funds for our alternative asset management business. The team is also responsible for arranging syndications of all or part of the equity of our portfolio companies either at closing or subsequent to the closing of an equity financing transaction.

Accounting and Reporting Team: A 57-person team that is responsible for the accounting of our financial results as well as that of our managed funds, including financial reporting and communications to our shareholders, partners and regulatory bodies. Among its tasks are preparing financial statements, investment accounting, analysis of investment performance, loan servicing, billing, accounts receivable and payable, tax compliance, external audit coordination and developing and monitoring our internal controls.

Legal and Compliance Team: A 23-person team that provides extensive legal support on corporate, capital raising and investing matters, is involved in regular reporting and special communications with our shareholder and regulatory bodies and manages the outside law firms that provide transactional, litigation and regulatory services to us. In addition, as required by the SEC, we have appointed a Chief Compliance Officer, who is responsible for administering our code of ethics and conduct and our legal compliance activities.

Internal Audit Team: A 3-person team that reports directly to the Audit and Compliance Committee of our Board of Directors. The team performs operational audits and tests our internal controls over financial reporting to assist management’s assessment of the effectiveness of our internal controls over financial reporting under the Sarbanes-Oxley Act of 2002.

Human Resources Team: A 14-person team that assists in recruiting, hiring, reviewing and establishing and administering compensation programs for our employees. In addition, the team is available to the Investment Teams and the Operations Team to assist with executive management and other human resources issues at portfolio companies.

Information Technology Team: A 23-person team that assists all departments in researching, developing, implementing and maintaining communication and technological resources for our multi-office operations including highly specialized systems for the input, processing and reporting of data.

Corporate Communications Team: A 3-person team that assists other teams in communicating with our customers, shareholders and the media by producing marketing materials, newsletters, press releases, mailings and websites and is also responsible for public relations and advertising.

Operations

Marketing, Origination and Approval Process: Our Business Development Team assists our investment professionals in the private finance area in sourcing buyout and financing opportunities. This team targets an extensive referral network comprised of investment bankers, private equity firms, mezzanine funds, trade organizations, commercial bankers, attorneys and business and financial brokers. The team developed and maintains an extensive proprietary industry-wide database of reported middle market transactions, which enables us to monitor and evaluate the middle market investing environment. This database is used to help us assess whether we are penetrating our target markets and to accurately track terms and pricing. Our financial professionals review thousands of financing memorandums and private placement memorandums sourced from this extensive referral network in search of potential buyout or financing opportunities. Investment opportunities that pass an initial screen are then evaluated by a team led by one of our financial principals. The financial principal and his or her team, with the assistance from our FACT and our Operations Team, along with the oversight of our Investment Committee, are responsible for structuring, negotiating, pricing and closing the transaction.

In our private finance investments, our investment professionals along with our FACT and Operations Team conduct extensive due diligence of each target company that passes the initial screening process. This includes one or more on-site visits, a review of the target company’s historical and prospective financial information, identifying and confirming pro-forma financial adjustments, interviews with and assessments of management, employees, customers and vendors, review of the adequacy of the target company’s systems, background investigations of senior management and research on the target company’s products, services and industry. We often engage professionals such as environmental consulting firms, accounting firms, law firms, risk management companies and management consulting firms with relevant industry expertise to perform elements of the due diligence.

In our Structured Products investments, we receive extensive information regarding the mortgage loans, commercial loans and other securities that are the underlying collateral for a CMBS, CLO or CDO pool from the issuer and we extensively underwrite the collateral securing our investment as appropriate.

Upon completion of our due diligence, our Investment Teams, FACT and Operations Team as well as any consulting firms that we have engaged, prepare and present an extensive report containing the due diligence information for review to our Investment Committee. Our Investment Committee, which includes representatives of our senior officers depending on the nature of the proposed investment, generally must approve each investment. Investments exceeding a certain size or meeting certain other criteria must also be approved by our Board of Directors. Our Investment Committee is supported by a dedicated staff that focuses on the due diligence and other research done with regard to each proposed investment.

Portfolio Management: In addition to the extensive due diligence at the time of the original investment decision, we seek to preserve and enhance the performance of our portfolio companies under management through our active involvement with the portfolio companies. As a BDC, we are required by law to make significant managerial assistance available to most of our portfolio companies. This generally includes providing guidance and counsel concerning the management, operations and business objectives and policies of the portfolio company to the portfolio company’s management and board of directors, including participating on the company’s board of directors. The respective FACT and Investment Teams regularly review each portfolio company’s monthly financial statements to assess performance and trends, periodically conduct on-site financial and operational reviews and evaluate industry and economic issues that may affect the portfolio company.

Portfolio Valuation

FACT, with the assistance of our Investment Teams, and subject to the oversight of senior management and the Audit and Compliance Committee, prepares a quarterly valuation of each of our portfolio company investments. Our Board of Directors approves our portfolio valuations as required by the 1940 Act. In connection with our valuation process to determine the fair value of investments, we work with third-party consultants to obtain assistance and advice as additional support in the preparation of our internal valuation analysis for our portfolio each quarter.

Prior to the fourth quarter of 2008, our Board of Directors engaged independent third-party valuation firm(s) to perform certain procedures that the Board of Directors identified and requested the respective third-party firm(s) to perform on a predetermined selection of the Board of Director’s fair value determinations. During the fourth quarter of 2008, the Board of Directors revised our valuation process to obtain quarterly assistance, advice and current market data from the third-party valuation firm(s) by participating in our quarterly valuation meetings and to perform independent procedures on specific portfolio companies, as requested.

Competition

We compete with hundreds of private equity and mezzanine funds and other financing sources, including traditional financial services companies such as finance companies, commercial banks, investment banks and other equity and non-equity based investment funds. Some of our competitors are substantially larger and have considerably greater financial resources than we do. Competitors may have a lower cost of funds and many have access to funding sources that are not available to us. In addition, certain of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships and build their market shares. There is no assurance that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. In addition, as a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time and there can be no assurance that we will be able to identify and make investments that satisfy our investment objectives or that we will be able to meet our investment goals.

Employees

As of June 30, 2009, we employed 360 full-time employees compared to 384 and 580 full-time employees as of December 31, 2008 and 2007, respectively. We believe that we have excellent relations with our employees.

Business Development Company Requirements

We are a non-diversified, closed-end management, investment company that has elected to be regulated as a BDC under the 1940 Act, and, as such, are subject to regulation under that act.

Qualifying Assets

As a BDC, we may not acquire any asset other than “qualifying assets”, as defined by the 1940 Act, unless, at the time the acquisition is made, the value of our qualifying assets represent at least 70% of the value of our total assets. The principal categories of qualifying assets relevant to our business include the following:

•	securities purchased in transactions not involving any public offering from:

a)	an issuer that (i) is organized and has its principal place of business in the United States, (ii) is neither an investment company other than a wholly-owned small business investment company nor an entity that would be an investment company but for certain statutory exemptions, and (iii) does not have any class of securities listed on a national securities exchange with a market capitalization in excess of $250 million; or

b)

an issuer that satisfies the criteria set forth in clauses (a) (i) and (ii) above but not clause (a)(iii), so long as, at the time of purchase, we own at least 50% of (i) the greatest amount of equity securities of the issuer, including securities convertible into such securities and (ii) the greatest amount of certain debt securities of such issuer, held by us at any point in time during the period when such issuer was an eligible portfolio company, except that options, warrants, and similar securities which have by their terms expired and debt securities which have been converted, or repaid or prepaid in the ordinary course of business or incident to a public offering of securities of such issuer, shall not be considered to have been held by us, and we are one of the 20 largest holders of record of such issuer’s outstanding voting securities;

•

securities of an issuer described in clauses (a)(i) and (ii) above with respect to which we control (alone or together as a part of a group), we in fact exercise a controlling influence over such issuer’s management or policies and a person affiliated with us is on the issuer’s board of directors;

•	securities received in exchange for or distributed with respect to securities described above, or pursuant to the exercise of options, warrants or rights relating to such securities; and

•	cash, cash items, government securities, or high quality debt securities maturing in one year or less from the time of investment.

Under the 1940 Act, we may not change the nature of our business so as to cease to be, or withdraw our election as, a BDC without consent of the holders of a majority of our outstanding voting securities. Since we made our BDC election, we have not made any substantial change in our structure or in the nature of our business.

To include certain securities above as qualifying assets for the purpose of the 70% test, a BDC must either control the issuer of the securities or offer to make significant managerial assistance available to the issuer of those securities, such as providing significant guidance and counsel concerning the management, operations, or business objectives and policies of a portfolio company or making loans to a portfolio company. We make significant managerial assistance available to each of our portfolio companies.

Leverage

The 1940 Act permits us, as a BDC, to issue senior debt securities and preferred stock, (collectively, “Senior Securities”), in amounts such that our asset coverage ratio is at least 200% after each issuance of Senior Securities. Asset coverage is defined in the 1940 Act as the ratio which the value of the total assets, less all liabilities and indebtedness not represented by Senior Securities, bears to the aggregate amount of Senior Securities representing indebtedness. Such indebtedness may also be incurred for the purpose of effecting share repurchases. As a result, we are exposed to the risks of leverage. Although we have no current intention to do so, we have retained the right to issue preferred stock. As permitted by the 1940 Act, we may, in addition, borrow amounts up to 5% of our total assets for temporary purposes. As of June 30, 2009, our asset coverage was 144%. Accordingly, we are generally prohibited from issuing any additional Senior Securities until our asset coverage exceeds 200%.

Under the 1940 Act, if a BDC has any senior debt securities outstanding that were publicly issued, the BDC must make provision to prohibit the declaration of any dividend (except a dividend payable in the stock of the BDC) if its asset coverage is below certain thresholds at the time of the distribution after deducting the amount of such dividend. However, we have received guidance from the staff of the SEC that notwithstanding this provision of the 1940 Act, we are able to declare and pay dividends pursuant to the revenue procedure issued by the Internal Revenue Service on January 7, 2009.

Issuance of Stock

We are generally not able to issue and sell our common stock at a price below our net asset value per share, exclusive of any distributing commission or discount. We may, however, sell our common stock at a price below the current net asset value per share of our common stock, or sell warrants options or rights to acquire our common stock at a price below the current net asset value per share of our common stock if our Board of Directors determines that such a sale is in our best interests and our shareholders approve our policy and practice of making such sales. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our Board of Directors and the underwriters on an offering, closely approximates the market value of such securities (exclusive of any distributing commission or discount).

On February 19, 2009, our shareholders approved a proposal to authorize us to sell shares of our common stock at prices below the net asset value per share in one or more offerings subject to certain limitations, including the prior approval of our Board of Directors. The authorization is effective for a twelve month period expiring on February 19, 2010 and the number of shares that may be issued below NAV per share is limited to (i) the number of shares of our common stock required to be issued to complete the acquisition of the ordinary shares of European Capital and (ii) a maximum of an additional 42,812,640 shares of common stock, which was 20% of the number of shares outstanding as of the record date for shareholder vote of the proposal, subject to adjustment for shares issued following the occurrence of events such as stock splits, stock dividends, distributions and recapitalizations. On March 26, 2009, we issued 11.5 million shares of our common stock with a value of $25 million in connection with our acquisition of shares in European Capital.

Regulated Investment Company Requirements

We operate so as to qualify as a RIC under Subchapter M of the Code. If we qualify as a RIC and annually distribute to our shareholders in a timely manner at least 90% of our investment company taxable ordinary income, we will not be subject to federal income tax on the portion of our taxable ordinary income and long-term capital gains we distribute to our shareholders. Taxable income generally differs from net income as defined by GAAP due to temporary and permanent timing differences in the recognition of income and expenses, returns of capital and net unrealized appreciation or depreciation.

Generally, in order to maintain our status as a RIC, we must: a) continue to qualify as a BDC; b) distribute to our shareholders in a timely manner, at least 90% of our investment company taxable ordinary income, as defined by the Code; c) derive in each taxable year at least 90% of our gross investment company income from dividends, interest, payments with respect to securities loans, gains from the sale of stock or other securities or other income derived with respect to our business of investing in such stock or securities as defined by the Code; and d) meet investment diversification requirements. The diversification requirements generally require us at the end of each quarter of the taxable year to have (i) at least 50% of the value of our assets consist of cash, cash items, government securities, securities of other regulated investment companies and other securities if such other securities of any one issuer do not represent more than 5% of our assets and 10% of the outstanding voting securities of the issuer; and (ii) no more than 25% of the value of our assets invested in the securities of one issuer (other than U.S. government securities and securities of other RICs), or of two or more issuers that are controlled by us and are engaged in the same or similar or related trades or businesses.

If we fail to satisfy the 90% distribution requirement or otherwise fail to qualify as a RIC in any taxable year, we will be subject to tax in such year on all of our taxable income, regardless of whether we make any distribution to our shareholders. In addition, in that case, all of our distributions to our shareholders will be characterized as ordinary income (to the extent of our current and accumulated earnings and profits). We have distributed and currently intend to distribute sufficient dividends to eliminate our investment company taxable income.

On January 7, 2009, the Internal Revenue Service issued a revenue procedure that temporarily allows a RIC to distribute its own stock as a dividend for the purpose of fulfilling its distribution requirements. Pursuant to this revenue procedure, a RIC may treat a distribution of its own stock as a dividend if (i) the stock is publicly traded on an established securities market, (ii) the distribution is declared with respect to a taxable year ending on or before December 31, 2009 and (iii) each shareholder may elect to receive his or her entire distribution in either cash or stock of the RIC subject to a limitation on the aggregate amount of cash to be distributed to all shareholders, which must be at least 10% of the aggregate declared distribution. If too many shareholders elect to receive cash, each shareholder electing to receive cash will receive a pro rata amount of cash (with the balance of the distribution paid in stock). In no event will any shareholder electing to receive cash receive less than 10% of his or her entire distribution in cash.

In addition, with respect to each calendar year, if we distribute or have treated as having distributed (including amounts retained but designated as deemed distributed) in a timely manner 98% of our capital gain income for each one-year period ending on October 31, and distribute 98% of our investment company net ordinary income for such calendar year (as well as any ordinary income not distributed in prior years), we will not be subject to the 4% nondeductible federal excise tax imposed with respect to certain undistributed income of RICs. We may elect to not distribute all of our investment company taxable income and pay the excise tax on the undistributed amount. Any such undistributed income is carried over into the next year as taxable income subject to the minimum distribution requirements for that year.

Our wholly-owned consolidated subsidiary, ACFS, is a corporation subject to corporate level federal, state or other local income tax.

Investment Objectives

Our primary business objectives are to increase our taxable income, net realized earnings and net asset value by investing in senior debt, subordinated debt and equity securities of private companies, early and late stage technology companies, companies in special situations, alternative asset funds managed by us and Structured Products with attractive current yields and/or potential for equity appreciation and realized gains. Our investment objectives provide that:

•

We will at all times conduct our business so as to retain our status as a BDC. In order to retain that status, we may not acquire any assets (other than non-investment assets necessary and appropriate to our operations as a BDC) if after giving effect to such acquisition the value of our qualifying assets amounts to less than 70% of the value of our total assets. For a summary definition of qualifying assets, see “Business Development Company Requirements.” We believe most of the securities we will acquire (provided that we control, or through our officers or other participants in the financing transaction, make significant managerial assistance available to the issuers of these securities), as well as temporary investments, will generally be qualifying assets. Securities of public companies with a market capitalization in excess of $250 million, on the other hand, are generally not qualifying assets unless they were acquired in a distribution, in exchange for or upon the exercise of a right relating to securities that were qualifying assets.

•

We may invest up to 100% of our assets in securities acquired directly from issuers in privately-negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed an “underwriter” as that term is defined in the Securities Act. We may invest up to 50% of our assets to acquire securities of issuers for the purpose of acquiring control (up to 100% of the voting securities) of such issuers. We will not concentrate our investments in any particular industry or group of industries. Therefore, we will not acquire any securities (except upon the exercise of a right related to previously acquired securities) if, as a result, 25% or more of the value of our total assets consists of securities of companies in the same industry.

•

We may issue senior securities to the extent permitted by the 1940 Act for the purpose of making investments, to fund share repurchases, or for temporary or emergency purposes. As a BDC, we may issue senior securities up to an amount so that the asset coverage, as defined in the 1940 Act, is at least 200% immediately after each issuance of senior securities.

•

We generally will not (a) act as an underwriter of securities of other issuers (except to the extent that we may (i) be deemed an “underwriter” of securities purchased by us that must be registered under the Securities Act before they may be offered or sold to the public or (ii) underwrite securities to be distributed to or purchased by our shareholders in connection with offerings of securities by companies in which we are a shareholder); (b) sell securities short (except with regard to managing risks associated with publicly traded securities issued by portfolio companies); (c) purchase securities on margin (except to the extent that we may purchase securities with borrowed money); (d) write or buy put or call options (except (i) to the extent of warrants or conversion privileges in connection with our acquisition financing or other investments, and rights to require the issuers of such investments or their affiliates to repurchase them under certain circumstances, or (ii) with regard to managing risks associated with publicly traded securities issued by portfolio companies); (e) engage in the purchase or sale of commodities or commodity contracts, including futures contracts (except where necessary in working out distressed loan or investment situations); or (f) acquire more than 3% of the voting stock of, or invest more than 5% of our total assets in any securities issued by, any other investment company (as defined in the 1940 Act), except as they may be acquired as part of a merger, consolidation or acquisition of assets. With regard to that portion of our investments in securities issued by other investment companies it should be noted that such investments may subject our shareholders to additional expenses.

The percentage restrictions set forth above, other than the restriction pertaining to the issuance of senior securities, as well as those contained elsewhere herein, apply at the time a transaction is effected, and a subsequent change in a percentage resulting from market fluctuations or any cause other than an action by us will not require us to dispose of portfolio securities or to take other action to satisfy the percentage restriction.

The above investment objectives have been set by our Board of Directors and do not require shareholder consent to be changed.

Investment Advisor

We have no investment advisor and are internally managed by our executive officers under the supervision of our Board of Directors.

Legal Proceedings

Neither we, nor any of our consolidated subsidiaries, are currently subject to any material litigation nor, to our knowledge, is any material litigation threatened against us or any consolidated subsidiary, other than routine litigation and administrative proceedings arising in the ordinary course of business. Such proceedings are not expected to have a material adverse effect on our business, financial condition, or results of operations.

SENIOR SECURITIES

Information about our senior securities is shown in the following tables as of June 30, 2009 and December 31 for the periods indicated in the table, unless otherwise noted. The “–” indicates information which the SEC expressly does not require to be disclosed for certain types of senior securities. Ernst & Young LLP’s report on the senior securities table as of December 31, 2008, is attached as an exhibit to the registration statement of which this prospectus is a part.

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(a)	Asset Coverage Per Unit (b)	Involuntary Liquidating Preference Per Unit(c)	Average Market Value Per Unit (d)
Asset Securitizations
1999	$—	$—	$—	N/A
2000	87	3,868	—	N/A
2001	103	3,549	—	N/A
2002	364	2,109	—	N/A
2003	724	2,400	—	N/A
2004	742	2,200	—	N/A
2005	1,233	2,175	—	N/A
2006	1,676	2,106	—	N/A
2007	2,416	2,335	—	N/A
2008	2,099	1,713	—	N/A
June 30, 2009 (unaudited)	1,992	1,437	—	N/A

Revolving Debt-Funding Facilities
1999	$79	$4,969	$—	N/A
2000	68	3,868	—	N/A
2001	148	3,549	—	N/A
2002	256	2,109	—	N/A
2003	116	2,400	—	N/A
2004	623	2,200	—	N/A
2005	755	2,175	—	N/A
2006	1,562	2,106	—	N/A
2007	1,466	2,335	—	N/A
2008	1,389	1,713	—	N/A
June 30, 2009 (unaudited)	1,388	1,437	—	N/A

Unsecured Private Notes
1999	$—	$—	$—	N/A
2000	—	—	—	N/A
2001	—	—	—	N/A
2002	—	—	—	N/A
2003	—	—	—	N/A
2004	167	2,200	—	N/A
2005	369	2,175	—	N/A
2006	392	2,106	—	N/A
2007	395	2,335	—	N/A
2008	392	1,713	—	N/A
June 30, 2009 (unaudited)	393	1,437	—	N/A

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(a)	Asset Coverage Per Unit (b)	Involuntary Liquidating Preference Per Unit(c)	Average Market Value Per Unit (d)
Unsecured Public Notes
1999	$—	$—	$—	N/A
2000	—	—	—	N/A
2001	—	—	—	N/A
2002	—	—	—	N/A
2003	—	—	—	N/A
2004	—	—	—	N/A
2005	—	—	—	N/A
2006	—	—	—	N/A
2007	547	2,335	—	495
2008	548	1,713	—	232
June 30, 2009 (unaudited)	548	1,437	—	343

Other short-term Secured Financing
1999	$—	$—	$—	N/A
2000	—	—	—	N/A
2001	—	—	—	N/A
2002	—	—	—	N/A
2003	—	—	—	N/A
2004	29	2,200	—	N/A
2005	110	2,175	—	N/A
2006	296	2,106	—	N/A
2007	—	—	—	N/A
2008	—	—	—	N/A
June 30, 2009 (unaudited)	—	—	—	N/A

(a)	Total amount of each class of senior securities outstanding at the end of the period presented. Total amount of each class of senior securities outstanding is expressed in terms of dollar amounts per $1,000,000 of indebtedness.
(b)	Asset coverage per unit is the ratio of the carrying value of our total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness.
(c)	The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it.
(d)	Not applicable, except for publicly issued unsecured notes payable, as other senior securities are not registered for public trading. The average market value of the publicly issued unsecured notes payable was based on actual pricing data obtained from third-party sources.

PORTFOLIO COMPANIES

The following table sets forth certain information as of June 30, 2009 (dollars in millions), regarding each portfolio company in which we currently have a debt or equity investment. All such debt and equity investments have been made in accordance with our investment policies and procedures.

Company	Industry	Investments	# of shares/ units owned	Principal	Cost	Fair Value
ACAS CLO 2007-1, Ltd.	Diversified Financial	Secured Notes		$8.5	$8.3	$1.9
2 Bethesda Metro Center Suite 1400 Bethesda, MD 20814	Services	Subordinated Notes		25.9	22.2	9.4

					30.5	11.3

ACAS CRE CDO 2007-1, Ltd. Wells Fargo, as Trustee 9062 Old Annapolis Rd Columbia, MD 21045	Real Estate	Class C through Class N Notes		345.5	196.5	19.0
		Preferred Shares	417,086,293		17.7	—

					214.2	19.0

ACAS Equity Holdings Corp.	Diversified Financial	Common Stock	589		14.7	0.8
2 Bethesda Metro Center	Services
Suite 1400
Bethesda, MD 20814
ACAS Real Estate Holdings	Real Estate	Subordinated Debt		2.7	2.6	—
Corporation 2 Bethesda Metro Center Suite 1400 Bethesda, MD 20814		Common Stock	1,000		5.6	—

					8.2	—

ACAS Wachovia Investments, L.P.	Diversified Financial Services	Partnership Interest	90%		11.6	1.7
2 Bethesda Metro Center
Suite 1400
Bethesda, MD 20814
Aerus, LLC	Household Durables	Common Membership Warrants	250,000		0.2	—
2300 Windy Ridge Parkway
Suite 900
Atlanta, GA 30339
Affordable Care Holding Corp.	Health Care Providers & Services	Subordinated Debt		65.5	64.8	65.6
4990 Highway 70 West		Convertible Preferred Stock	70,752		87.4	87.4
Kinston, NC 28504		Common Stock	17,687,156		17.7	22.4

					169.9	175.4
Algoma Holding Company	Building Products	Subordinated Debt		15.0	14.9	14.1
1001 Perry Street
Algoma, WI 54201
American Acquisition, LLC	Diversified Financial Services	Senior Debt		21.2	20.9	19.4
3300 S. Parker Road
Suite 500
Aurora, CO 80014
American Capital Agency Corp.	Real Estate Investment Trusts	Common Stock	5,000,100		100.0	114.9
2 Bethesda Metro Center
Suite 1400
Bethesda, MD 20814
American Capital, LLC 2 Bethesda Metro Center, Suite 1400 Bethesda, MD 20814	Capital Markets	Senior Debt		10.1	9.9	10.0
		Common Membership interest	100%		84.9	33.5

					94.8	43.5

Company	Industry	Investments	# of shares/ units owned	Principal	Cost	Fair Value
American Driveline Systems, Inc.	Diversified Consumer Services	Subordinated Debt		42.0	41.5	42.0
201 Gibraltar Rd.		Redeemable Preferred Stock	403,357		30.2	45.9
Suite 150		Common Stock	128,681		10.8	1.4
Horsham, PA 19044		Common Stock Warrants	204,663		17.3	2.2

					99.8	91.5
AmWins Group, Inc.	Insurance	Senior Debt		18.5	18.6	10.2
4064 Colony Road Suite 450 Charlotte, NC 28211
Anchor Drilling Fluids USA, Inc. 2431 E. 61st Street Suite 710 Tulsa, OK 74136	Energy Equipment & Services	Senior Debt		7.9	7.8	5.9
		Subordinated Debt		61.9	59.4	—

					67.2	5.9

Aptara, Inc.	IT Services	Senior Debt		3.0	3.0	3.0
3110 Fairview Park Drive		Subordinated Debt		56.6	56.6	58.6
Suite 900		Redeemable Preferred Stock	15,107		14.1	4.6
Falls Church, VA 22042		Convertible Preferred Stock	2,549,410		8.7	—
		Preferred Stock Warrants	230,681		1.0	—

					83.4	66.2
Ares IIIR/IVR CLO Ltd.	Diversified Financial Services	Subordinated Notes		20.0	17.2	3.9
1999 Avenue of the Stars
Suite 900
Los Angeles, CA 90067
Ares VIII CLO, Ltd.	Diversified Financial Services	Preference Shares	6,241		4.5	0.8
280 Park Avenue
New York, NY 10017
Aspect Software	IT Services	Senior Debt		20.0	19.9	15.3
90 Hudson Street
Mailstop: JCY05-0199
Jersey City, NJ 07302
Avalon Capital Ltd. 3 The Bank of New York Mellon, as Trustee 600 Travis Street, 10th Floor Houston, TX 77002	Diversified Financial Services	Preferred Securities	13,796		4.9	1.5
Avalon Laboratories Holding Corp.	Health Care Equipment & Supplies	Senior Debt		17.5	17.3	17.5
2610 E. Homestead Place		Subordinated Debt		22.3	21.5	17.3
Rancho Dominguez, CA 90220		Convertible Preferred Stock	148,742		24.3	—
		Common Stock	7,829		1.3	—

					64.4	34.8
Avanti Park Place LLC	Real Estate	Senior Debt		5.8	5.9	5.9
C/O Camidor Property Services
1702 E. Highland Avenue
Suite 210
Phoenix, AZ 85016
Axygen Holdings Corporation	Health Care Equipment & Supplies	Subordinated Debt		62.3	61.6	62.3
33210 Central Avenue		Redeemable Preferred Stock	205,204		48.0	67.0
Union City, CA 94587		Convertible Preferred Stock	48,736		14.6	14.6
		Common Stock	207,770		20.9	38.7

					145.1	182.6
Babson CLO Ltd. 2006-II	Diversified Financial Services	Income Notes		15.0	14.1	3.9
201 South College Street Suite 2400
Charlotte, NC 28244

Company	Industry	Investments	# of shares/ units owned	Principal	Cost	Fair Value
BALLYROCK CLO 2006-2 LTD.	Diversified Financial Services	Deferrable Notes		2.0	1.6	0.3
Exchange Place
Boston, MA 02109
Banc of America	Real Estate	Commercial Mortgage Pass-Through Certificates		12.4	4.7	1.5
Wells Fargo, as Trustee
9062 Old Annapolis Rd
Columbia, MD 21045
BBB Industries, LLC	Auto Components	Senior Debt		21.2	21.2	14.7
14A Section B, Brookley Industrial Complex
Mobile, AL 36615
Belloto Holdings Limited Colwick Business Park Private Road No. 2 Colwick, Nottingham, NG4 2JR United Kingdom	Household Durables	Subordinated Debt		3.9	3.5	—
		PIK Note		15.7	12.7	—
		Ordinary Shares	32,434		0.1	—

					16.3	—

Berry-Hill Galleries, Inc.	Distributors	Senior Debt		7.8	7.8	7.8
11 East 70th Street
New York, NY 10021
Blue Wolf Capital Fund II, L.P.	Capital Markets	Limited Partnership Interest			2.8	2.8
48 Wall Street
31st Floor New York, NY 10005
Butler Animal Health Supply, LLC	Health Care Providers & Services	Senior Debt		8.0	8.0	6.5
5600 Blazer Parkway
Dublin, OH 43017
CAMP Systems International, Inc.	Transportation Infrastructure	Senior Debt		30.0	29.8	19.6
LI MacArthur Airport
999 Marconi Avenue
Ronkonkoma, NY 11779-7299
Capital.com, Inc.	Diversified Financial Services	Common Stock	8,500,100		0.9	—
2 Bethesda Metro Center
Suite 1400
Bethesda, MD 20814
Carestream Health, Inc.	Health Care Equipment & Supplies	Senior Debt		15.0	15.0	9.0
343 State Street
Rochester, NY 14650-0948
CD 2007-CD4 Commercial Mortgage Trust Wells Fargo, as Trustee 9062 Old Annapolis Road Columbia, MD 21045	Real Estate	Commercial Mortgage Pass-Through Certificates		14.0	9.0	1.4
CD 2007-CD5 Mortgage Trust	Real Estate	Commercial Mortgage Pass-Through Certificates		14.8	10.4	2.0
Wells Fargo, as Trustee 9062 Old Annapolis Road Columbia, MD 21045
Cent CDO 12 Limited	Diversified Financial Services	Income Notes		26.4	20.7	9.4
100 N. Sepulveda Blvd.
Suite 650 El Segundo, CA 90245
Centurion CDO 8 Limited	Diversified Financial Services	Subordinated Notes		5.0	3.1	1.3
100 N. Sepulveda Blvd.
Suite 650 El Segundo, CA 90245

Company	Industry	Investments	# of shares/ units owned	Principal	Cost	Fair Value
CH Holding Corp.	Leisure Equipment & Products	Senior Debt		15.6	13.0	6.8
111 Kayaker Way		Redeemable Preferred Stock	21,215		42.7	—
Easley, SC 29642		Convertible Preferred Stock	665,000		—	—
		Common Stock	1		—	—

					55.7	6.8
Champlain CLO The Bank of New York Mellon, as Trustee 600 Travis Street 10th Floor Houston, TX 77002	Diversified Financial Services	Preferred Securities	1,000,000		0.5	0.2
CIBT Travel Solutions, Inc	Commercial Services & Supplies	Senior Debt		50.2	49.7	50.2
8280 Greensboro Drive		Subordinated Debt		53.9	53.4	53.9
Suite 500		Redeemable Preferred Stock	15,000		16.1	16.2
McLean, VA 22102		Convertible Preferred Stock	776,800		77.7	2.5
		Common Stock	194,200		19.4	—

					216.3	122.8
Cinelease, Inc.	Electronic Equipment & Instruments	Senior Debt		58.9	58.4	47.3
2040 N. Lincoln Street Burbank, CA 91504		Common Stock	583		0.6	0.1

					59.0	47.4
Citigroup Commercial Mortgage Securities Trust 2007-C6	Real Estate	Commercial Mortgage Pass-Through Certificates		183.9	83.7	18.3
Wells Fargo, as Trustee 9062 Old Annapolis Road Columbia, MD 21045
CMX Inc.	Construction &	Senior Debt		142.2	141.0	43.5
200 State Highway Nine	Engineering	Common Stock	1,410,100		0.1	—
P.O. Box 900					141.1	43.5
Manalapan, NJ 07726-0900
COBALT CMBS Commercial Mortgage Trust 2007-C3	Real Estate	Commercial Mortgage Pass-Through Certificates		11.1	8.7	0.8
Wells Fargo, as Trustee
9062 Old Annapolis Rd
Columbia, MD 21045-1951
CoLTs 2005-1 Ltd.	Diversified Financial Services	Preference Shares	360		6.7	4.2
Walkers SPV Limited, Walker House
P.O. Box 908GT, Mary Street
George Town, GC
Grand Cayman
CoLTs 2005-2 Ltd.	Diversified Financial Services	Preference Shares	34,170,000		26.7	6.0
Walkers SPV Limited, Walker House
P.O. Box 908GT, Mary Street
George Town, GC
Grand Cayman
Comfort Co., Inc.	Household Durables	Senior Debt		13.8	13.4	7.7
187 Route 36 Suite 101 West Long Branch, NJ 07764		Common Stock	110,365		11.8	—

					25.2	7.7
Compusearch Holdings Company, Inc. 22685 Holiday Park Drive Suite 40 Dulles, VA 20166	Software	Subordinated Debt Convertible Preferred Stock	23,342	12.6	12.4 0.9	12.5 2.2

					13.3	14.7

Company	Industry	Investments	# of shares/ units owned	Principal	Cost	Fair Value
Contec. LLC	Household Durables	Subordinated Debt		135.0	133.7	114.6
306 State Street
Schenectady, NY 12305
Contour Semiconductor, Inc.	Semiconductors & Semiconductor Equipment	Convertible Preferred Stock	9,738,995		10.0	11.0
101 Billerica Avenue
Building 5 N. Billerica, MA 01862
Core Financial Holdings, LLC	Diversified Financial Services	Subordinated Debt		36.9	36.5	36.5
8080 North Central Expressway Suite 800 Dallas, TX 75206		Common Stock	57,940,360		54.4	23.7

					90.9	60.2

Countrywide Commercial Mortgage Trust 2007-MF1	Real Estate	Commercial Mortgage Pass-Through Certificates		24.0	9.1	1.6
LaSalle Bank, as trustee
135 S. LaSalle Street
Suite 1625
Chicago, IL 60603
Credit Suisse Commercial Mortgage Trust 2007-C3	Real Estate	Commercial Mortgage Pass-Through Certificates		13.2	10.7	0.9
Wells Fargo, as Trustee
9062 Old Annapolis Rd
Columbia, MD 21045
Credit Suisse Commercial Mortgage Trust Series 2007-C4	Real Estate	Commercial Mortgage Pass-Through Certificates		20.8	12.4	5.0
Wells Fargo, as Trustee
9062 Old Annapolis Rd
Columbia, MD 21045
Creditcards.com, Inc.	Diversified Consumer Services	Senior Debt		140.2	139.5	114.5
13809 Research Boulevard		Subordinated Debt		10.4	10.2	—
Suite 906		Redeemable Preferred Stock	1,022		1.0	—
Austin, TX 78750		Common Stock	1,094,645		1.6	—

					152.3	114.5
CREST Exeter Street Solar 2004-2	Diversified Financial Services	Preferred Securities	3,089,177		2.8	0.4
LaSalle Bank National Association, as Trustee
135 South LaSalle Street Suite 1625 Chicago, IL 60603
CyrusOne Networks, LLC	IT Services	Senior Debt		19.9	19.8	16.5
4201 Southwest Freeway
Houston, TX 77027
Delsey Holding	Textiles, Apparel & Luxury Goods	Senior Debt		20.7	20.7	22.0
215 avenue des Nations
Roissey CDG Dedex 95970
France
DelStar, Inc.	Building Products	Subordinated Debt		18.9	18.8	18.9
601 Industrial Drive		Redeemable Preferred Stock	26,613		15.4	32.8
Middletown, DE 19709		Convertible Preferred Stock	29,569		3.0	—
		Common Stock Warrants	89,020		16.9	—

					54.1	51.7
Direct Marketing International LLC	Media	Subordinated Debt		29.8	29.5	26.2
425 North Iris Street
Mt. Pleasant, IA 52641

Company	Industry	Investments	# of shares/ units owned	Principal	Cost	Fair Value
Dyno Holding Corp.	Auto Components	Senior Debt		41.4	41.0	41.4
2191 Mendenhall Drive		Subordinated Debt		27.1	26.2	15.9
Suite 105		Convertible Preferred Stock	389,759		40.5	—
North Las Vegas, NV 89081		Common Stock	97,440		10.1	—

					117.8	57.3
Easton Bell Sports LLC	Leisure Equipment & Products	Common Units	1,985,748		0.7	4.2
669 Sugar Lane
Elyria, OH 44035
Eaton Vance CDO X PLC	Diversified Financial Services	Secured Subordinated Income Notes		15.0	13.2	3.3
255 State Street
Boston, MA 02109
ECA Acquisition Holdings, Inc	Health Care Equipment & Supplies	Subordinated Debt		13.2	13.1	13.2
1107 Tourmaline Drive Newbury Park, CA 91320		Common Stock	583		11.1	8.2

					24.2	21.4
Edline, LLC	Software	Subordinated Debt		18.3	14.8	19.0
P.O. Box 06290 Chicago, IL 60606		Membership Warrants	6,447,500		6.0	16.0

					20.8	35.0
Egenera, Inc.	Computers & Peripherals	Subordinated Debt		3.6	3.3	2.2
165 Forest Street		Redeemable Preferred Stock	523,040		0.4	—
Marlboro, MA 01752		Common Stock	8,046,865		25.0	—

					28.7	2.2
eLynx Holdings, Inc.	IT Services	Senior Debt		9.6	9.6	9.6
7870 East Kemper Road		Subordinated Debt		15.4	13.8	9.9
Suite 200		Redeemable Preferred Stock	21,114		9.0	—
Cincinnati, OH 45249		Convertible Preferred Stock	7,929		6.0	—
		Common Stock	11,261		1.1	—
		Preferred Stock Warrants	120,652		—	—
		Common Stock Warrants	1,078,792		13.1	—

					52.6	19.5
Endeavor Fund I, LP	Thrifts & Mortgage Finance	Partnership Interest	100%		18.2	18.0
2 Bethesda Metro Center
Suite 1400
Bethesda, MD 20814
Essex Park CDO Ltd. The Bank of New York Mellon, as Trustee 600 Travis Street 16th Floor Houston, TX 77002	Diversified Financial Services	Preferred Securities	5,750,000		1.9	1.3
ETG Holdings, Inc.	Containers & Packaging	Senior Debt		14.6	11.3	—
P.O. Box 487		Subordinated Debt		10.9	7.3	—
Greenville, SC 29602		Convertible Preferred Stock	233,201		11.4	—
		Preferred Stock Warrants	40,000		—	—

					30.0	—
European Capital Limited	Diversified Financial Services	Subordinated Debt			(1.4)	—
25 Bedford Street		Ordinary Shares	431,895,528		1,267.3	96.7

London WC2E 9ES					1,265.9	96.7
England

Company	Industry	Investments	# of shares/ units owned	Principal	Cost	Fair Value
European Touch, LTD. II	Commercial Services & Supplies	Senior Debt		0.4	0.4	0.4
8301 Westparkland Court		Subordinated Debt		17.4	13.4	2.7
Milwaukee, WI 53223		Redeemable Preferred Stock	263		0.3	—
		Common Stock	1,688		0.9	—
		Common Stock Warrants	7,105		3.7	—

					18.7	3.1
EXPL Pipeline Holdings LLC 2 Bethesda Metro Center 14th Floor Bethesda, MD 20814	Oil, Gas & Consumable Fuels	Senior Debt		44.2	43.8	44.2
		Common Membership Units	58,297		44.6	12.0

					88.4	56.2

FAMS Acquisition, Inc. 2859 Paces Ferry Road Suite 510 Atlanta, GA 30339	Diversified Financial Services	Subordinated Debt		26.5	26.2	26.5
		Convertible Preferred Stock	861,364		21.0	1.1

					47.2	27.6

FCC Holdings, LLC	Commercial Banks	Subordinated Debt		75.0	74.5	63.8
3520 N.W. 58th Street
Oklahoma City, OK 73112
Flagship CLO V Maples Finance Limited P.O. Box 1093GT, Queensgate House South Church Street Grand Cayman	Diversified Financial Services	Deferrable Notes Subordinated Securities	15,000	1.7	1.3 12.2	0.6 3.7

					13.5	4.3

Ford Motor Company	Automobiles	Senior Debt		113.0	107.4	80.0
1 American Road
Dearborn, MI 48126
Formed Fiber Technologies, Inc.	Auto Components	Common Stock	31,250		8.1	—
125 Allied Road
P.O. Box 1300 Auburn, ME 04211-1300
Fosbel Global Services (LUXCO) S.C.A.	Commercial Services & Supplies	Subordinated Debt		39.6	34.9	25.6
		Redeemable Preferred Stock	18,449,456		18.5	—
C/O Fosbel Europe GMBH Barentstrasse 15 D-53881 Euskirchen Germany		Convertible Preferred Stock	1,519,368		3.0	—
		Common Stock	108,526		0.2	—

					56.6	25.6

Fountainhead Estate Holding Corp.	Internet Software & Services	Senior Debt		22.8	22.8	22.8
503 Imperial Road North		Redeemable Preferred Stock	115,538		14.1	14.1
Guelph, ONT N1H 6T9 Canada		Convertible Preferred Stock	59,250		59.2	14.3

					96.1	51.2
FPI Holding Corporation	Food Products	Senior Debt		42.0	41.3	19.5
Dinuba, CA 93618		Subordinated Debt		20.7	17.3	—
		Redeemable Preferred Stock	4,469		39.1	—
		Convertible Preferred Stock	21,715		23.3	—
		Common Stock	5,429		5.8	—

					126.8	19.5
FreeConferenceroom.com, Inc.	Diversified Telecommunication Services	Senior Debt		13.2	13.1	13.2
1800 N. Vine St.		Subordinated Debt		10.2	10.2	10.2
Suite 222		Redeemable Preferred Stock	14,042,095		13.9	9.2
Los Angeles, CA 90028		Common Stock	6,088,229		2.3	—
		Common Stock Warrants	8,181,695		—	—

					39.5	32.6

Company	Industry	Investments	# of shares/ units owned	Principal	Cost	Fair Value
FU/WD Opa Locka, LLC	Real Estate	Senior Debt		32.1	30.7	23.8
Winn-Dixie Stores, Inc.
5050 Edgewood Court
Jacksonville, FL 32254
Future Food, Inc.	Food Products	Senior Debt		17.2	17.0	17.2
1420 Valwood Parkway		Subordinated Debt		8.0	7.6	0.5
Suite 164		Common Stock	64,917		12.9	—
Carrollton, TX 75006		Common Stock Warrants	6,500		1.3	—

					38.8	17.7
FutureLogic, Inc.	Computers & Peripherals	Senior Debt		40.2	40.1	40.3
425 E. Colorado Street		Subordinated Debt		41.3	38.0	32.4
Suite 100		Redeemable Preferred Stock	583,000		0.6	—
Glendale, CA 91205		Common Stock	129,514		15.6	—

					94.3	72.7
FV Holdings Corporation	Food Products	Subordinated Debt		23.4	23.4	23.4
12604 Hiddencreek Way		Convertible Preferred Stock	292,000		14.3	19.0
Suite A Cerritos, CA 90703		Common Stock	125,000		6.1	8.1

					43.8	50.5
Galaxy III CLO, Ltd	Diversified Financial Services	Subordinated Notes		4.0	2.4	0.2
1 Sun America Center
37th Floor
Los Angeles, CA 90067
GE Commercial Mortgage Corporation, Series 2007-C1	Real Estate	Commercial Mortgage Pass-Through Certificates		36.9	31.6	3.3
LaSalle Bank, as Trustee
135 S. LaSalle St.
Suite 1625
Chicago, IL 60603
Genband Inc.	Communications Equipment	Common Stock	2,975,631		14.7	2.5
101 Orchard Ridge Drive
Suite 300 Gaithersburg, MD 20878
Golden Key US LLC	Diversified Financial Services	Commercial Paper		7.3	7.3	3.6
101 Barclay Street
New York, NY 10286
Group Montana, Inc.	Textiles, Apparel & Luxury Goods	Senior Debt		20.1	19.4	13.4
#1 Sterling Lane		Subordinated Debt		21.5	13.5	—
P.O. Box 839		Convertible Preferred Stock	4,000		1.0	—
Columbus, MT 59019		Common Membership Interest	2.5%		0.7	—

					34.6	13.4
GS Morgtage Securities Trust 2006-GG10	Real Estate	Commercial Mortgage Pass-Through Certificates		63.7	52.8	4.6
Wells Fargo, as Trustee
92062 Old Annapolis Road
Columbia, MD 21045-1951
Halex Holdings Corp.	Construction Materials	Senior Debt		10.6	9.8	7.9
750 S Reservoir St		Redeemable Preferred Stock	23,504,546		30.6	—
Pomona, CA 91766-3815		Common Stock	30,263,219		—	—
		Common Stock Warrants	18,750,000		—	—

					40.4	7.9
HALT Medical, Inc.	Health Care Equipment & Supplies	Convertible Preferred Stock	5,592,367		8.9	9.6
592 Rosso Court
Pleasanton, CA 94566

Company	Industry	Investments	# of shares/ units owned	Principal	Cost	Fair Value
Hartstrings Holdings Corp.	Textiles, Apparel & Luxury Goods	Senior Debt		14.0	13.9	7.1
270 E. Conestoga Rd.		Convertible Preferred Stock	10,196		2.9	—
Strafford, PA 19087		Common Stock	14,250		4.8	—

					21.6	7.1
HMSC Corporation	Insurance	Senior Debt		3.4	3.5	1.0
3715 Northside Parkway NW Building 200
Suite 800 Atlanta, GA 30327
HomeAway, Inc.	Diversified Consumer Services	Redeemable Preferred Stock	384,297		0.8	0.6
3801 S. Capital of Texas Highway		Convertible Preferred Stock	1,661,820		10.0	20.2
Suite 150					10.8	20.8
Austin, TX 78704
Hopkins Manufacturing Corporation	Auto Components	Subordinated Debt		38.0	37.8	34.6
428 Peyton Street		Redeemable Preferred Stock	2,915		6.4	5.7
Emporia, KS 66801					44.2	40.3
Imperial Supplies Holdings, Inc	Trading Companies and Distributors	Subordinated Debt		22.5	22.3	22.5
789 Armed Forces Drive		Redeemable Preferred Stock	19,604		15.6	22.5
Green Bay, WI 54307		Convertible Preferred Stock	19,604		20.3	3.9
		Common Stock	442,187		11.3	—

					69.5	48.9
Infiltrator Systems, Inc.	Building Products	Senior Debt		38.2	37.8	34.2
6 Business Park Road
P.O. Box 768
Old Saybrook, CT 06475
Innova Holdings, Inc.	Energy Equipment & Services	Senior Debt		11.5	11.4	11.5
8383 N. Sam Houston Parkway West		Subordinated Debt		17.9	17.7	17.9
Houston, TX 77064		Convertible Preferred Stock	14,283		22.4	23.8

					51.5	53.2
Inovis International, Inc.	Software	Senior Debt		88.3	88.0	88.0
11720 Amber Park Drive
Suite 400
Alpharetta, GA 30009
Intergraph Corporation	Software	Senior Debt		3.0	3.0	2.4
One Madison Industrial Park IW 2000
Huntsville, AL 35894
IS Holdings I, Inc.	Software	Senior Debt		20.0	19.8	15.1
17911 Von Karman Avenue		Redeemable Preferred Stock	1,297		1.6	1.6
Irvine, CA 92614		Common Stock	1,165,930		0.1	4.4

					21.5	21.1
iTradeNetwork, Inc.	IT Services	Senior Debt		25.0	24.8	24.3
5959 West Las Positas Road
Pleasanton, CA 94588
J.P. Morgan Chase Commercial Mortgage Securities Trust 2007-LDP11	Real Estate	Commercial Mortgage Pass-Through Certificates		161.7	70.2	12.0
LaSalle Bank, as Trustee
135 S. LaSalle St.
Suite 1625 Chicago, IL 60603
JHCI Acquisition, Inc.	Commercial Services & Supplies	Senior Debt		19.0	19.1	10.9
P.O. Box 224
Des Moines, IA 50301

Company	Industry	Investments	# of shares/ units owned	Principal	Cost	Fair Value
Jones Stephens Corp.	Building Products	Subordinated Debt		23.3	22.4	17.1
3249 Moody Parkway
P.O. Box 580 Moody, AL 35004
J-Pac, LLC	Health Care Equipment & Supplies	Senior Debt		15.0	14.9	13.1
25 Centre Road		Subordinated Debt		10.5	8.7	3.2
Somersworth, NH 03878-2927		Preferred Unit Warrants	263,158		—	—
		Common Unit Warrants	500,000		0.2	—

					23.8	16.3
KIK Custom Products, Inc.	Household Products	Senior Debt		20.5	20.5	8.2
33 Macintosh Blvd
Concord, ON L4K 4L5
Canada
Kingway Inca Clymer Holdings, Inc. 501 E. Purnell P.O. Box 897 Lewisville, TX 75067-0897	Building Products	Subordinated Debt		2.0	—	—
		Redeemable Preferred Stock	13,709		9.2	0.7

					9.2	0.7

LabelCorp Holdings, Inc 13321 California Street Suite 400 Omaha, NE 68154	Paper & Forest Products	Senior Debt		5.0	4.7	4.3
		Subordinated Debt		61.1	60.5	54.2

					65.2	58.5

LB-UBS Commercial Mortgage Trust 2007-C6	Real Estate	Commercial Mortgage Pass-Through Certificates		36.6	22.5	5.0
LaSalle Bank, as Trustee
135 S. LaSalle Street
Suite 1625
Chicago, IL 60603
LB-UBS Commercial Mortgage Trust 2008-C1	Real Estate	Commercial Mortgage Pass-Through Certificates		19.4	7.4	2.3
LaSalle Bank, as Trustee
135 S. LaSalle Street
Suite 1625
Chicago, IL 60603
LCW Holdings, LLC 3626 Long Beach Blvd. Long Beach, CA 90807	Real Estate	Senior Debt		31.9	31.0	30.3
		Warrant	12.3%		0.8	6.1

					31.8	36.4
Lifoam Holdings, Inc.	Leisure Equipment & Products	Senior Debt		19.3	19.3	19.3
1600 Union Avenue		Subordinated Debt		38.2	36.1	34.6
Baltimore, MD 21211-1998		Redeemable Preferred Stock	6,160		4.2	—
		Convertible Preferred Stock	15,797		12.3	—
		Common Stock	14,000		1.4	—
		Preferred Stock Warrants	15,640		—	—
		Common Stock Warrants	464,242		2.9	—

					76.2	53.9
LightPoint CLO IV, LTD	Diversified Financial Services	Income Notes		6.7	6.5	1.0
200 W. Monroe St. Suite 1330
Chicago, IL 60606
LightPoint CLO VIII, Ltd.	Diversified Financial Services	Deferrable Notes		7.0	6.4	2.5
200 W. Monroe Street Suite 1330
Chicago, IL 60606

Company	Industry	Investments	# of shares/ units owned	Principal	Cost	Fair Value
LightPoint CLO VII, Ltd.	Diversified Financial Services	Subordinated Notes		9.0	7.2	2.1
200 W. Monroe Street Suite 1330
Chicago, IL 60606
LJVH Holdings Inc.	Beverages	Senior Debt		28.5	28.5	19.8
8300 19th Avenue
Montreal, QB H1Z 4J8
Canada
LLSC Holdings Corporation	Personal Products	Senior Debt		4.8	4.8	4.8
3500 Holly Lane North		Subordinated Debt		5.5	5.5	5.5
Suite 10		Convertible Preferred Stock	7,496		8.1	4.7
Plymouth, MN 55447		Common Stock	833		—	—
		Common Stock Warrants	675		—	—

					18.4	15.0
LN Acquisition Corp.	Machinery	Senior Debt		21.5	21.6	13.6
One Lincoln Way
St. Louis, MO 63120
Logex Corporation	Road & Rail	Subordinated Debt		1.0	0.9	—
1100 Town & Country Road Suite 850
Orange, CA 92868
LTM Enterprises, Inc.	Personal Products	Senior Debt		19.0	19.0	7.0
2089 West Neways Drive
Springville, UT 84663
LVI Holdings, LLC 9501 Hillwood Drive Las Vegas, NV 89134	Commercial Services & Supplies	Senior Debt		2.7	2.7	2.7
		Subordinated Debt		11.7	8.9	10.5

					11.6	13.2
MagnaCare Holdings, Inc.	Health Care Providers & Services	Subordinated Debt		14.2	14.1	14.1
825 East Gate Blvd.
Suite 200 Garden City, NY 11530
Mayport CLO Ltd.	Diversified Financial Services	Income Notes		14.0	12.4	1.9
840 Newport Center Drive
Newport Beach, CA 92660
Medical Billing Holdings, Inc.	Commercial Services & Supplies	Subordinated Debt		10.8	10.7	10.8
18000 Studebaker Road		Convertible Preferred Stock	13,199,000		13.2	10.0
4th Floor Cerritos, CA 90703		Common Stock	3,299,582		3.3	—

					27.2	20.8
Mirion Technologies	Electrical Equipment	Senior Debt		115.2	114.7	116.6
Bishop Ranch 8		Subordinated Debt		51.8	51.6	51.8
3000 Executive Parkway		Convertible Preferred Stock	435,724		51.4	104.2
Suite 518		Common Stock	24,503		2.8	4.3
San Ramon, CA 94583		Common Stock Warrants	222,156		18.6	37.3

					239.1	314.2
Mitchell International, Inc.	IT Services	Senior Debt		5.0	5.0	3.1
9889 Willow Creek Road
San Diego, CA 92131
ML-CFC Commercial Mortgage Trust 2007-6	Real Estate	Commercial Mortgage Pass-Through Certificates		9.8	3.4	1.0
LaSalle Bank, as Trustee
135 S. LaSalle St.
Suite 1625
Chicago, IL 60603

Company	Industry	Investments	# of shares/ units owned	Principal	Cost	Fair Value
ML-CFC Commercial Mortgage Trust 2007-8	Real Estate	Commercial Mortgage Pass-Through Certificates		32.8	19.9	4.5
LaSalle Bank, as Trustee
135 S. LaSalle St.
Suite 1625
Chicago, IL 60603
Montgomery Lane, LLC	Diversified Financial Services	Common Membership Units	100		9.4	4.0
2 Bethesda Metro Center
14th Floor
Bethesda, MD 20814
Montgomery Lane, LTD	Diversified Financial Services	Common Membership Units	50,000		7.1	0.7
Walkers SPV Limited, Walker House
P.O. Box 908GT, Mary Street
George Town, GC
Grand Cayman
MW Acquisition Corporation	Health Care Providers & Services	Subordinated Debt		25.3	25.0	25.3
1655 N Tegner		Redeemable Preferred Stock	2,485		0.9	0.9
Wickenburg, AZ 85390		Convertible Preferred Stock	38,016		13.5	9.9
		Common Stock	51,521		—	—

					39.4	36.1
Narus, Inc. 500 Logue Avenue Mountain View, CA 94043	Internet Software & Services	Convertible Preferred Stock	27,709,548		8.7	4.4
		Preferred Stock Warrants	7,504,057		0.2	2.2

					8.9	6.6
National Processing Company Group, Inc.	Diversified Financial Services	Senior Debt		53.0	52.8	32.9
20405 State Highway 249
Houston, TX 77070
NBD Holdings Corp.	Diversified Financial Services	Subordinated Debt		46.3	45.7	46.2
One Lovell Avenue		Convertible Preferred Stock	84,174		10.9	10.9
Mill Valley, CA 94941		Common Stock	633,408		0.1	1.5

					56.7	58.6
NECCO Holdings, Inc. 135 American Legion Highway Revere, MA 02151-2405	Food Products	Senior Debt		4.3	4.3	4.3
		Common Stock	760,869		0.1	2.6

					4.4	6.9
NECCO Realty Investments, LLC	Real Estate	Senior Debt		38.8	38.1	38.9
135 American Legion Highway Revere, MA 02151-2405		Common Membership Units	7,000		4.9	9.8

					43.0	48.7
Net1 Las Colinas Manager, LLC	Real Estate	Senior Debt		4.8	4.9	4.2
c/o MidAtlantic Agency
7700 Congress Avenue Suite 3106
Boca Raton, FL 33487
Nivel Holdings, LLC	Distributors	Senior Debt		61.8	61.3	55.0
3510-1 Port Jacksonville Pkwy
Jacksonville, FL 32226
NYLIM Flatiron CLO 2006-1 LTD.	Diversified Financial Services	Subordinated Securities	10,000		8.2	2.7
Walkers SPV Limited, Walker House
P.O. Box 908GT, Mary Street
George Town, GC
Grand Cayman

Company	Industry	Investments	# of shares/ units owned	Principal	Cost	Fair Value
Octagon Investment Partners VII, Ltd. U.S. Bank National Association, as Trustee One Federal Street 3rd Floor Boston, MA 02110	Diversified Financial Services	Preferred Securities	5,000,000		1.9	0.6
Orchard Brands Corporation 30 Tozer Road Beverly, MA 01915	Internet & Catalog Retail	Senior Debt Subordinated Debt		320.6	287.1	167.4
				63.3	50.0	—

					337.1	167.4
Pan Am International Flight Academy, Inc.	Commercial Services & Supplies	Subordinated Debt		30.4	25.2	8.4
P.O. Box 660920		Convertible Preferred Stock	8,234		8.2	—

Miami, FL 33266					33.4	8.4
PaR Systems, Inc.	Machinery	Senior Debt		4.4	4.2	3.7
707 County Road E West
Shoreview, MN 55126-7007
Paradigm Precision Holdings, LLC 404 W. Guadalupe Road Tempe, AZ 85283	Aerospace & Defense	Subordinated Debt		114.6	106.2	69.4
		Common Membership Units	478,488		17.5	—

					123.7	69.4
Parts Holding Coörperatief U.A	Distributors	Membership Entitlements	173,060		6.4	—
17, rue du Colise
75008 Paris
France
People Media, Inc.	Internet Software & Services	Senior Debt		13.4	13.3	13.4
6755 Hollywood Blvd.		Subordinated Debt		21.3	21.2	21.3
Suite 400 Hollywood, CA 90028		Convertible Preferred Stock	5,246,686		7.5	23.4

					42.0	58.1
PHC Sharp Holdings, Inc.	Commercial Services & Supplies	Senior Debt		16.3	16.1	13.9
2968 Randolph Ave.		Subordinated Debt		9.1	7.4	—
Costa Mesa, CA 92626		Common Stock	367,881		4.2	—

					27.7	13.9
PHI Acquisitions, Inc.	Internet & Catalog Retail	Senior Debt		10.0	9.9	10.0
222 Mill Road		Subordinated Debt		23.7	23.5	23.8
Chelmsford, MA 01824		Redeemable Preferred Stock	36,267		24.7	32.7
		Common Stock	40,295		3.9	—
		Common Stock Warrants	116,065		11.6	—

					73.6	66.5
Phillips & Temro Industries, Inc. 9700 West 74th Street Eden Prairie, MN 55344	Auto Components	Senior Debt		23.9	23.9	21.1
		Subordinated Debt		17.8	16.9	11.4

					40.8	32.5
Primrose Holding Corporation	Diversified Consumer Services	Common Stock	4,213		2.7	6.4
3660 Cedarcrest Road
Acworth, GA 30101
Qioptiq S.A.R.L.	Electronic Equipment & Instruments	Subordinated Debt		30.1	29.8	28.5
25, avenue Pierre de Coubertin17, rue du Colise
75008 Paris
France
Qualitor Component Holdings, LLC 24800 Denso Drive Suite 255 Southfield, MI 48034	Auto Components	Subordinated Debt		37.3	37.1	37.6
		Redeemable Preferred Units	3,150,000		3.1	1.2
		Common Units	350,000		0.4	—

					40.6	38.8

Company	Industry	Investments	# of shares/ units owned	Principal	Cost	Fair Value
Radar Detection Holdings Corp. 5440 West Chester Rd. West Chester, OH 45069	Household Durables	Senior Debt		13.0	13.0	10.6
		Common Stock	40,688		0.6	0.1

					13.6	10.7
Ranpak Acquisition Company	Containers & Packaging	Senior Debt		140.5	139.3	99.2
P.O. Box 8004
Painesville, OH 44077
RDR Holdings, Inc.	Household Durables	Subordinated Debt		222.2	220.4	222.2
4701 Old Shepard Place		Convertible Preferred Stock	154,142		162.7	73.3
Plano, TX 75093		Common Stock	1,541,415		1.5	—

					384.6	295.5
Resort Funding Holdings, Inc. 360 South Warren Street 6th Floor Syracuse, NY 13202	Diversified Financial Services	Senior Debt		10.6	10.6	10.6
		Common Stock	583		20.5	0.4

					31.1	11.0
Roadrunner Dawes, Inc. 4900 South Pennsylvania Ave. Cudahy, WI 53110	Road & Rail	Subordinated Debt		19.9	18.0	15.4
		Common Stock	7,000		7.0	—

					25.0	15.4
Roarke—Money Mailer, LLC	Media	Common Membership Units	3.5%		0.9	—
14271 Corporate Drive
Garden Grove, CA 92843
Sapphire Valley CDO I, Ltd.	Diversified Financial Services	Subordinated Notes		14.0	13.1	1.0
201 South College Street Suite 2400
Charlotte, NC 28244
Scanner Holdings Corporation	Computers & Peripherals	Senior Debt		1.1	1.1	1.1
2750 Crestwood Boulevard		Subordinated Debt		20.9	20.7	20.9
Birmingham, AL 35210		Convertible Preferred Stock	77,640,000		7.8	10.7
		Common Stock	78,242		0.1	—

					29.7	32.7
Securus Technologies, Inc.	Diversified Telecommunication Services	Common Stock	12		0.7	—
14651 Dallas Parkway
Suite 600
Dallas, TX 75254
Seroyal Holdings, L.P. 490 Elgin Mills Road East	Health Care Equipment & Supplies	Redeemable Preferred Partnership Units	32,462		0.7	0.8
Richmond Hill, ON L4C0L8		Partnership Units	95,280		0.8	1.5
Canada		Limited Partnership Warrants	36,132		0.1	0.1

					1.6	2.4
Sixnet, LLC	Electronic Equipment & Instruments	Senior Debt		37.5	37.2	33.4
331 Ushers Road P.O. Box 767 Clifton Park, NY 12065		Membership Units	356		4.5	5.2

					41.7	38.6
Small Smiles Holding Company, LLC 618 Church Street Suite 520 Nashville, TN 37219	Health Care Providers & Services	Senior Debt		12.1	7.6	5.5
		Subordinated Debt		76.2	70.6	—

					78.2	5.5

SMG Holdings, Inc.	Hotels, Restaurants & Leisure	Senior Debt		5.9	5.9	5.9
701 Market Street		Subordinated Debt		121.9	121.0	122.0
4th Floor		Convertible Preferred Stock	1,101,673		121.2	102.7
Philadelphia, PA 19106		Common Stock	275,419		27.5	—

					275.6	230.6

Company	Industry	Investments	# of shares/ units owned	Principal	Cost	Fair Value
Soil Safe Holdings, LLC	Commercial Services & Supplies	Senior Debt		48.9	48.4	42.6
6700 Alexander Bell Drive		Subordinated Debt		60.5	60.0	47.4

Suite 300 Columbia, MD 21046					108.4	90.0
Specialty Brands of America, Inc.	Food Products	Subordinated Debt		34.5	34.2	34.5
1400 Old Country Rd.		Redeemable Preferred Stock	122,017		8.7	14.4
Suite 103		Common Stock	128,175		2.3	8.3
Westbury, NY 11590		Common Stock Warrants	56,819		1.4	3.7

					46.6	60.9
SPL Acquisition Corp.	Pharmaceuticals	Senior Debt		73.9	73.1	73.9
700 East Main Street		Subordinated Debt		50.7	50.2	50.7
Waunakee, WI 53597-0158		Convertible Preferred Stock	84,043		49.8	49.8
		Common Stock	84,043		—	32.7

					173.1	207.1
Spring Air International, LLC 1209 Orange Street Wilmington, DE 19801	Household Durables	Common Membership Interest	49%		3.7	3.7
Supreme Corq Holdings, LLC	Household Products	Common Membership Warrants	5,670		0.4	—
5901 South 226th Street
Kent, WA 98032
Swank Audio Visuals, L.L.C. 639 E. Gravois Bluffs St. Louis, MO 63026	Commercial Services & Supplies	Senior Debt		48.3	47.9	26.4

Tanenbaum-Harber Co. Holdings, Inc. 320 West 57th Street New York, NY 10019	Insurance	Redeemable Preferred Stock	376		0.5	0.5
		Common Stock	3,861		—	—

					0.5	0.5
TestAmerica Environmental Services,	Commercial Services & Supplies	Senior Debt		51.1	45.0	22.8
LLC		Subordinated Debt		42.2	39.5	—
4101 Shuffel Dr.		Preferred Units	11,659,298		6.9	—
North Canton, OH 44720		Preferred Unit Warrants	1,998,961		4.8	—

					96.2	22.8
The Tensar Corporation 5883 Glenridge Dr. Suite 200 Atlanta, GA 30328-536	Construction & Engineering	Senior Debt		82.0	81.2	54.2
		Subordinated Debt		47.2	47.0	31.3

					128.2	85.5

ThreeSixty Sourcing, Inc.	Commercial Services & Supplies	Common Stock Warrants	35		4.1	—
19511 Pauling
Foothill Ranch, CA 92610-2619
TransFirst Holdings, Inc.	Commercial Services & Supplies	Senior Debt		50.0	49.6	30.3
371 Centennial Parkway
Louisvile, CO 80027
triVIN, Inc.	Commercial Services & Supplies	Subordinated Debt		20.1	20.0	20.1
115 Poheganut Drive		Convertible Preferred Stock	247,000,000		25.8	15.1
Suite 201 Groton, CT 06430		Common Stock	6,319,923		6.3	—

					52.1	35.2
Tyden Caymen Holdings Corp. 28181 River Road P.O. Box 446 Circleville, OH 43113	Electronic Equipment & Instruments	Senior Debt		13.4	13.3	13.4
		Subordinated Debt		14.5	14.4	14.3
		Common Stock	1,165,930		1.2	1.3

					28.9	29.0

Company	Industry	Investments	# of shares/ units owned	Principal	Cost	Fair Value
UFG Member, LLC	Food Products	Subordinated Debt		33.5	30.3	29.8
3425 East Vernon Avenue Los Angeles, CA 90058		Common Stock	937		64.7	—

					95.0	29.8
UFG Real Estate Holdings, LLC	Real Estate	Common Membership			—	0.9
2 Bethesda Metro Center 14th Floor
Bethesda, MD 20814
Unique Fabricating Incorporated	Auto Components	Senior Debt		5.7	5.2	1.0
800 Standard Parkway		Subordinated Debt		8.1	6.3	—
Auburn Hills, MI 48326		Redeemable Preferred Stock	292,958		1.6	—
		Common Stock Warrants	6,862		0.2	—

					13.3	1.0
Unwired Holdings, Inc.	Household Durables	Senior Debt		12.0	8.6	5.3
245 Newtown Road		Redeemable Preferred Stock	14,630		14.6	—
Unit 200		Common Stock	126,001		1.3	—
Plainview, NY 11803		Preferred Stock Warrants	485,133		—	—
		Common Stock Warrants	5,479,077		—	—

					24.5	5.3
Venus Swimwear, Inc.	Internet & Catalog Retail	Senior Debt		12.3	12.1	9.1
11711 Marco Beach Drive
Jacksonville, FL 32224
Vitesse CLO, Ltd.	Diversified Financial Services	Preferred Securities	20,000,000		15.4	0.6
200 Park Avenue, Suite 2200
New York, NY 10166
VP Acquisition Holdings, Inc 3325 Timberline Road Fort Collins, CO 80525	Health Care Equipment & Supplies	Subordinated Debt		19.8	19.6	19.8
		Common Stock	19,780		24.7	39.5

					44.3	59.3
Wachovia Bank Commercial Mortgage Trust 2007-C31	Real Estate	Commercial Mortgage Pass-Through Certificates		20.0	11.7	3.0
Wells Fargo, as Trustee
9062 Old Annapolis Rd
Columbia, MD 21045
Wachovia Bank Commercial Mortgage Trust, Series 2007-C32	Real Estate	Commercial Mortgage Pass-Through Certificates		161.6	75.9	12.7
Wells Fargo, as Trustee
9062 Old Annapolis Rd
Columbia, MD 21045
Wachovia Bank Commercial Mortgage Trust, Series 2007-C34	Real Estate	Commercial Mortgage Pass-Through Certificates		96.2	43.8	8.1
Wells Fargo, as Trustee
9062 Old Annapolis Rd
Columbia, MD 21045
Wachovia Bank Commercial Trust 2006-C28	Real Estate	Commercial Mortgage Pass-Through Certificates		5.0	3.1	0.6
Wells Fargo, as Trustee
9062 Old Annapolis Rd
Columbia, MD 21045
Warner Power, LLC	Electrical Equipment	Subordinated Debt		5.0	5.0	5.0
40 Depot Street Warner, NH 03278		Redeemable Preferred Membership Units	3,796,269		3.0	3.0
		Common Membership Units	27,629		1.9	—

					9.9	8.0
WFS Holding, Inc.	Software	Convertible Preferred Stock	20,403,772		2.0	2.5
875 Indianhead Drive
Mosinee, WI 54455-0037

Company	Industry	Investments	# of shares/ units owned	Principal	Cost	Fair Value
WIS Holding Company, Inc. 9625 Sky Park Court Suite 100 San Diego, CA 92123	Commercial Services & Supplies	Subordinated Debt		106.3	105.6	106.4
		Convertible Preferred Stock	703,406		85.7	106.7
		Common Stock	175,852		17.6	22.8

					208.9	235.9
WRH, Inc.	Life Sciences Tools & Services	Senior Debt		4.0	4.0	4.0
1407 George Rd.		Subordinated Debt		82.7	82.1	82.0
Ashland, OH 44805-9281		Convertible Preferred Stock	2,008,575		220.2	106.6
		Common Stock	502,144		49.8	—

					356.1	192.6
WSACS RR Holdings LLC	Real Estate	Common Membership Units	3,384,615		3.4	—
c/o Eagle Realty Group, LLC
421 East 4th Street
Cincinnati, OH 45202
WWC Acquisitions, Inc.	Commercial Services & Supplies	Senior Debt		34.0	33.6	23.9
701 East Timpongos Parkway
Building M
Orem, UT 84097
ZSF/WD Fitzgerald, LLC	Real Estate	Senior Debt		1.3	1.2	0.5
Winn-Dixie Stores, Inc.
5050 Edgewood Court
Jacksonville, FL 32254
ZSF/WD Hammond, LLC	Real Estate	Senior Debt		40.3	38.5	29.0
Winn-Dixie Stores, Inc.
5050 Edgewood Court
Jacksonville, FL 32254
ZSF/WD Jacksonville, LLC	Real Estate	Senior Debt		20.4	19.4	13.7
Winn-Dixie Stores, Inc.
5050 Edgewood Court
Jacksonville, FL 32254
ZSF/WD Montgomery-31, LLC	Real Estate	Senior Debt		33.4	32.0	24.3
Winn-Dixie Stores, Inc.
5050 Edgewood Court
Jacksonville, FL 32254
ZSF/WD Opa Locka, LLC	Real Estate	Senior Debt		0.4	0.4	0.1
Winn-Dixie Stores, Inc.
5050 Edgewood Court
Jacksonville, FL 32254
ZSF/WD Orlando, LLC	Real Estate	Senior Debt		20.6	19.7	14.3
Winn-Dixie Stores, Inc.
5050 Edgewood Court
Jacksonville, FL 32254

DETERMINATION OF NET ASSET VALUE

The net asset value per share of our outstanding common stock is determined quarterly, as soon as practicable after and as of the end of each calendar quarter, by dividing the value of total assets minus liabilities (including the liquidation preferences of our preferred stock) by the total number of shares of common stock outstanding at the date as of which the determination is made.

In calculating the value of our total assets, securities that are traded in the over-the-counter market or on a stock exchange are valued at the prevailing bid price on the valuation date, unless the investment is subject to a restriction that requires a discount from such price, which is determined by our Board of Directors. All other investments are valued at fair market value as determined in good faith by our Board of Directors. In making such determination, our Board of Directors will value loans and non-convertible debt securities for which there exists no public trading market at cost plus amortized original issue discount, if any, unless adverse factors lead to a determination of a lesser value. In valuing convertible debt securities, equity or other types of securities for which there exists no public trading market, our Board of Directors will determine fair market value on the basis of collateral, the issuer’s ability to make payments, its earnings and other pertinent factors.

A substantial portion of our assets consists of securities carried at fair market values determined by our Board of Directors. Determination of fair market values involves subjective judgment not susceptible to substantiation. Accordingly, the notes to our financial statements refer to the uncertainty with respect to the possible effect of such valuations on our financial statements.

MANAGEMENT

Our business and affairs are managed under the direction of our Board of Directors. Our Board of Directors currently has eight members, seven of whom are not “interested persons”, as defined in Section 2(a)(19) of the 1940 Act, in relation to us (the “Independent Directors”). There is one vacancy on our Board of Directors. Our Board of Directors elects our officers, who serve at the pleasure of our Board of Directors.

Pursuant to our Certificate of Incorporation, shareholders elect each of the members of our Board of Directors annually. Each director holds office for the term to which he or she is elected and until his or her successor is duly elected and qualified or until his or her death, removal or resignation.

Executive Officers and Directors

Set forth below are the names of our executive officers and directors and their respective positions as of August 10, 2009.

Name(1)	Age	Position
Executive Officer and Director:
Malon Wilkus (1986)(2)	57	Chief Executive Officer and Chairman of the Board of Directors

Executive Officers:
John R. Erickson	49	President, Structured Finance and Chief Financial Officer
Ira J. Wagner	56	President, European Private Finance
Samuel A. Flax	53	Executive Vice President, General Counsel, Chief Compliance Officer and Secretary
Roland H. Cline	61	Senior Vice President and Managing Director
Brian S. Graff	43	Senior Vice President and Senior Managing Director
Gordon J. O’Brien	44	President, Specialty Finance and Operations
Darin R. Winn	44	Senior Vice President and Senior Managing Director

Directors:
Mary C. Baskin (2000)	58	Director
Neil M. Hahl (1997)	61	Director
Philip R. Harper (1997)	66	Director
John A. Koskinen (2007)	70	Director
Stan Lundine (1997)	70	Director
Kenneth D. Peterson, Jr. (2001)	57	Director
Alvin N. Puryear (1998)	72	Director

(1)	For directors, year first elected as director is shown.
(2)	Director who is an “Interested Person” as defined in Section 2(a)(19) of the 1940 Act. Mr. Wilkus is an Interested Person because he is an employee and an officer of the company.

Malon Wilkus.    Mr. Wilkus founded the company in 1986 and has served as our Chief Executive Officer and Chairman of the Board of Directors since that time, except for the period from 1997 to 1998 during which he served as Chief Executive Officer and Vice Chairman of the Board of Directors. He has also served as our President from 2001 to 2008 and from 1986 to 1999. In addition, Mr. Wilkus is the President of American Capital, LLC, the fund management portfolio company of American Capital. He is also Chief Executive Officer, President and Chairman of the Board of Directors of American Capital Agency Corp.

Mary C. Baskin.    Ms. Baskin has been Managing Director of the Ansley Consulting Group, a retained executive search firm, since 1999. From 1997 to 1999, Ms. Baskin served as Partner for Quayle Partners, a start-up consulting firm that she helped found. From 1996 to 1997, Ms. Baskin served as Vice President and Senior Relationship Manager for Harris Trust and Savings Bank. From 1990 to 1996, Ms. Baskin served as Director, Real Estate Division and Account Officer, Special Accounts Management Unit for the Bank of Montreal.

Roland H. Cline.    Mr. Cline has served as a Senior Vice President and Managing Director since 2001. From 1998 to 2001, he was a Vice President.

John R. Erickson.    Mr. Erickson has served as the President, Structured Finance since 2008 and as our Chief Financial Officer since 1998. He also served as our Secretary from 1999 to 2005 and an Executive Vice President from 2001 to 2008. From 1998 to 2001, Mr. Erickson was a Vice President. From 1996 to 1998, he served as President of Storage USA Franchise Corp., a subsidiary of Storage USA, Inc.

Samuel A. Flax.    Mr. Flax has served as an Executive Vice President, General Counsel, Chief Compliance Officer and Secretary since 2005. From 1990 to 2005, he was a partner in the Washington, D.C. law firm of Arnold & Porter LLP, where he served as our principal external counsel. Mr. Flax also served as Of Counsel to Arnold & Porter LLP in 2005.

Brian S. Graff.    Mr. Graff has served as a Senior Vice President since 2004 and as a Senior Managing Director since 2008. From 2005 to 2008 he served as a Regional Managing Director and from 2004 to 2005 he served as a Managing Director. Mr. Graff served as a Vice President and Principal from 2001 to 2004. From 2000 to 2001, he was a Principal of Odyssey Investments Partners, a private equity fund.

Neil M. Hahl.    Mr. Hahl is a general business consultant. He was President of The Weitling Group, a business consulting firm, from 1996 to 2001. From 1995 to 1996, Mr. Hahl served as Senior Vice President of the American Financial Group. From 1982 to 1995, Mr. Hahl served as Senior Vice President and Chief Financial Officer of The Penn Central Corporation.

Philip R. Harper.    Mr. Harper is the retired Chairman of US Investigations Services, Inc., (“USIS”), a company that provides business intelligence and risk management solutions, security and related services and expert staffing solutions for businesses and federal agencies. He began his service as Chairman in 1996. From 1996 to 2005, he was also the Chief Executive Officer and President of USIS. From 1991 to 1994, Mr. Harper served a President of Wells Fargo Alarm Services. From 1988 to 1991, Mr. Harper served as President of Burns International Security Services—Western Business Unit. Mr. Harper served in the U.S. Army from 1961 to 1982, where he commanded airborne infantry and intelligence units.

John A. Koskinen.    Mr. Koskinen has served as Non-Executive Chairman of the Board of Directors of Freddie Mac since August 2009. Mr. Koskinen was previously the interim Chief Executive Officer of Freddie Mac from March 2009 to August 2009, after serving as its Non-Executive Chairman since September 2008. Prior to that he was President of the United States Soccer Foundation for four years. He has also been a member of the board of directors of AES Corporation since 2004. Mr. Koskinen was also the Chairman of the Board of Trustees of Duke University and President of The Palmieri Company, a company which restructured large, troubled operating companies. From 2000 to 2003, Mr. Koskinen served as Deputy Mayor and City Administrator of the District of Columbia. From 1994 to 2000, Mr. Koskinen served in the White House as Deputy Director for Management of the Office of Management and Budget and Assistant to the President and Chair of the President’s Council on Year 2000 Conversion.

Stan Lundine.    Since 1995, Mr. Lundine has served as Of Counsel for the law firm of Sotir and Goldman until 2008 and as Executive Director of the Chautauqua County Health Network until August 2007. From 1987 to 1994, he was the Lieutenant Governor of the State of New York. From 1976 to 1986, Mr. Lundine served as a member of the U.S. House of Representatives. Mr. Lundine is a Director of John G. Ullman and Associates, Inc. and is a member of the Advisory Board of M&T Bank.

Gordon J. O’Brien.    Mr. O’Brien has served as the President, Specialty Finance and Operations since 2008. From 2001 to 2008 he served as a Senior Vice President and Managing Director. Prior to his election as a Senior Vice President, he served as a Vice President in 2001. From 1998 to 2001, he was a principal. Mr. O’Brien was a Vice President at Pennington Partners & Company, a private equity fund, from 1995 to 1998.

Kenneth D. Peterson, Jr.    Mr. Peterson has been Chief Executive Officer of Columbia Ventures Corporation, a private equity firm holding interests in domestic and international telecommunications specialty chemicals, energy, medical and other industries, since 1988. He is a member of the board of directors of Metro One Telecommunications, Inc., Washington Policy Center and One Communications Corp.

Alvin N. Puryear.    Dr. Puryear is a management consultant who specializes in advising businesses with high-growth potential. From 1970 to 2007, Dr. Puryear was on the faculty of Baruch College of the City University of New York where he was the Lawrence N. Field Professor of Entrepreneurship and Professor of Management. Prior to 1970, Dr. Puryear held executive positions in finances and information technology with the Mobil Corporation and Allied Chemical Company, respectively. He is also a member of the board of directors of the Bank of Tokyo-Mitsubishi UFG Trust Company and American Capital Agency Corp,.

Ira J. Wagner.    Mr. Wagner has served as the President, European Private Finance since 2008. He previously served as our Chief Operating Officer from 2001 to 2008 and as a Senior Vice President in 2001, prior to becoming an Executive Vice President from 2001 to 2008. He has been an employee of our company since 1997 and has held the positions of Principal and Senior Investment Officer. From 1993 to 1997, Mr. Wagner was a self-employed consultant and financial advisor.

Darin R. Winn.    Mr. Winn has served as a Senior Vice President since 2002 and as a Senior Managing Director since 2008. From 2005 to 2008 he served as a Regional Managing Director and from 2002 to 2005 he served as a Managing Director. Mr. Winn also served as a Vice President of our company from 2001 to 2002. From 1998 to 2001, he was a Principal. Prior to joining us, he worked at Stratford Equity Partners, a mezzanine and equity fund, from 1995 to 1998.

Committees of Our Board of Directors

Our Board of Directors has determined that all of the current directors, except Mr. Wilkus, are “independent” as defined in Nasdaq listing standards. Similarly, only Mr. Wilkus is an “Interested Person” of American Capital under Section 2(a)(19) of the 1940 Act. The Board of Directors holds regular quarterly meetings and meets on other occasions when required by circumstances. Certain directors also serve on the Board of Directors principal standing committees. The committees, their primary functions and memberships are described below.

Executive Committee. This committee has the authority to exercise all powers of the Board of Directors except for actions that must be taken by the full Board of Directors under the Delaware General Corporation Law or the 1940 Act. Members of the Executive Committee are Messrs. Harper and Wilkus and Dr. Puryear. Mr. Wilkus serves as Chairman. Mr. Wilkus is an “Interested Person” under the 1940 Act.

Audit and Compliance Committee. This committee makes recommendations to the Board of Directors with respect to the engagement of independent registered public accounting firms and questions our management and independent registered public accounting firms on the application of accounting and reporting standards in our financial statements. Its purpose and responsibilities are more fully set forth in the committee’s charter which was adopted by the Board of Directors and is available on the Investor Relations section of the our web site at www.AmericanCapital.com. The charter was adopted by the Board of Directors on February 24, 2005, and amended on February 21, 2008, following a review by this committee. This committee’s meetings include, whenever appropriate, executive sessions with our independent registered public accounting firm, without the presence of management. The Audit and Compliance Committee reviews and provides a recommendation to the

Board of Directors with regard to its approval of the valuations of portfolio companies presented by management. In such review, the committee discusses the proposed valuations with our independent external registered public accounting firm, our internal auditors and any other relevant consultants. It also has the responsibility for reviewing matters regarding accounting, ethics, legal and regulatory compliance and for engaging, evaluating and terminating any internal audit service providers and approving fees to be paid to such internal audit service providers. The Audit and Compliance Committee annually reviews the experience and qualifications of the senior members of the internal audit function and the quality control procedures of the internal auditors. In addition, the Audit and Compliance Committee discusses with our independent registered public accounting firm, internal auditors and any internal audit service providers (as may be engaged from time to time) the overall scope, plans and budget for their respective audits, including the adequacy of staffing and other factors that may affect the effectiveness and timeliness of such audits. The Audit and Compliance Committee is currently composed of Ms. Baskin and Messrs. Hahl and Koskinen. Mr. Hahl serves as Chairman. Each member of this committee is independent, as defined in Rule 4200(a)(15) of the Nasdaq listing standards. The Board of Directors has determined that each of Ms. Baskin and Messrs. Hahl and Koskinen is an “audit committee financial expert” (as defined in Item 401 of Regulation S-K under the Securities Act).

Compensation and Corporate Governance Committee. This committee has the responsibility for setting the terms of employment of our Chief Executive Officer and reviewing and approving the salaries, bonuses and other compensation and benefits of executive officers, reviewing and advising management regarding benefits and other terms and conditions of compensation of management, and administering our employee stock option plans. Although the committee consults with senior management to establish our general compensation philosophy, they have the sole authority to set the compensation of our executive officers. It also has responsibility for recommending and considering corporate governance practices and policies and monitoring our litigation docket. Its purpose and responsibilities are more fully set forth in the committee’s charter which was adopted by the Board of Directors and is available on the Investor Relations section of our web site at www.AmericanCapital.com. The charter was adopted by the Board of Directors on February 24, 2005 and amended on March 8, 2007, and February 21, 2008, following a review by the committee. Members of this committee are Messrs. Harper and Lundine and Dr. Puryear. Mr. Harper serves as Chairman. Each member of this committee is independent, as defined in Rule 4200(a)(15) of the Nasdaq listing standards.

The Compensation and Corporate Governance Committee also serves as the Board of Directors’ standing nominating committee. Nominations for election to the Board of Directors may be made by the Board of Directors, or by any shareholder entitled to vote for the election of directors. Candidates proposed by shareholders will be evaluated by the Compensation and Corporate Governance Committee under the same criteria that are applied to other candidates.

Although there is not a formal list of qualifications, in discharging its responsibilities to nominate candidates for election to the Board of Directors, the Compensation and Corporate Governance Committee endeavors to identify, recruit and nominate candidates based on the following criteria: a candidate’s integrity and business ethics, strength of character, judgment, experience and independence, as well as factors relating to the composition of the Board of Directors, including its size and structure, the relative strengths and experience of current directors and principles of diversity. In nominating candidates to fill vacancies created by the expiration of the term of a member of the Board of Directors, the committee determines whether the incumbent director is willing to stand for re-election. If so, the committee evaluates his or her performance in office to determine suitability for continued service, taking into consideration the value of continuity and familiarity with our business.

The committee schedules regular meetings to coincide with the quarterly in-person meetings of the Board of Directors and also meets at the request of senior management or at such other times as it determines. Our Secretary in consultation with the Chairman of the committee sets agendas for the meetings.

Meetings. Under our Bylaws and Delaware Law, the Board of Directors is permitted to take actions at regular or special meetings and by written consent. The Board of Directors held 26 meetings and acted one time by written consent during 2008. The Executive Committee held four meetings during 2008, the Compensation and Corporate Governance Committee held 17 meetings during 2008 and the Audit and Compliance Committee held 16 meetings during 2008. Each of the directors attended at least 96% of the meetings of the Board of Directors and the committees on which he or she served. Although we do not have a policy on director attendance at the Annual Meeting, directors are encouraged to attend the Annual Meeting. At the 2008 Annual Meeting, all eight directors attended in person.

Meetings of Disinterested Directors. Members of the Board of Directors who are not “interested persons” as defined in the 1940 Act have decided to hold quarterly meetings without persons who are members of management present. Each year, these directors designate a director who is an Independent Director as the “lead director” to preside at such meetings. The designation of a lead director is for a one-year term and a lead director may not succeed himself or herself in that position. If the lead director is unavailable for a meeting, his or her immediate predecessor will serve as lead director for such meeting. At a meeting in March 2009, Mr. Lundine was designated as the lead director for 2009.

STOCK TRADING PLANS

Our Board of Directors has established a policy to permit certain employees who are considered “financial insiders” to enter into trading plans to sell shares of our common stock in accordance with Rule 10b5-1 of the Exchange Act. The policy allows our participating employees to adopt a pre-arranged stock trading plan to buy or sell pre-determined amounts of our shares of common stock over a period of time. Our Board of Directors established this policy to allow these employees to sell certain shares of our common stock to cover applicable federal, state, and local withholding taxes incurred in connection with distributions from our performance incentive plan during a closed trading window.

DIVIDEND REINVESTMENT PLAN

Pursuant to the DRIP, a shareholder whose shares are registered in his own name may “opt-in” to the plan and elect to reinvest all or a portion of their dividends in shares of our common stock by providing the required enrollment notice to Computershare Trust Company, N.A., the DRIP administrator. Shareholders whose shares are held in the name of a broker or other nominee may have distributions reinvested only if such a service is provided by the broker or the nominee or if the broker or the nominee permits participation in the dividend reinvestment plan. Shareholders whose shares are held in the name of a broker or other nominee should contact the broker or nominee for details. A shareholder may terminate participation in the DRIP at any time by notifying the DRIP administrator before the record date of the next dividend or distribution through the Internet, by telephone or in writing. All distributions to shareholders who do not participate in the DRIP will be paid by check mailed directly to the record holder by or under the direction of the DRIP administrator when our Board of Directors declares a dividend or distribution.

When we declare a dividend or distribution, shareholders who are participants in the DRIP receive the equivalent of the amount of the dividend or distribution in shares of our common stock. The DRIP administrator will generally purchase shares from us as newly issued or treasury shares at a two percent discount from the “market price”. However, if the market price per share of our common stock on the dividend payment date does not exceed 110% of the net asset value per share of our common stock, the dividends will be invested in shares purchased in the open market and not from us. In such an event, the shares will be sold to participants at the average per share purchase price. The “market price” of our common stock on a particular date will be equal to the average of the daily high and low trading prices reported in The Wall Street Journal NASDAQ listings for the five days on which trading of shares take place immediately prior to the dividend or distribution payment date. Historically, our common stock has traded significantly above the net asset value per share. Therefore, we believe that in most, if not all cases, reinvested dividends will be made in newly issued or treasury shares. Alternatively, our Board of Directors may choose to contribute newly issued shares of our common stock to the DRIP, in lieu of the payment of cash dividends on shares held in the DRIP. The DRIP administrator applies all cash received on account of a dividend or distribution as soon as practicable, but in no event later than 30 days, after the payment date of the dividend or distribution except to the extent necessary to comply with applicable provisions of the federal securities laws. The number of shares to be received by the DRIP participants on account of the dividend or distribution is calculated on the basis of the average price of all shares purchased for that 30 day period, including brokerage commissions, and is credited to their accounts as of the payment date of the dividend or distribution.

The DRIP administrator maintains all shareholder accounts in the dividend reinvestment plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Our common stock in the account of each Plan participant is held by the dividend reinvestment plan administrator in non-certificated form in the name of the participant, and each shareholder’s proxy includes shares purchased pursuant to the dividend reinvestment plan.

There is no charge to participants for reinvesting dividends and capital gains distributions. The fees of the DRIP administrator for handling the reinvestment of dividends and capital gains distributions are included in the fee to be paid by us to our transfer agent. There are no brokerage charges with respect to shares issued directly by us as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant bears a pro rata share of brokerage commissions incurred with respect to the DRIP administrator’s open market purchases in connection with the reinvestment of such dividends or distributions.

The automatic reinvestment of such dividends or distributions does not relieve participants of any income tax that may be payable on such dividends or distributions. See “Business—Regulated Investment Company Requirements.”

You may obtain additional information about the DRIP by writing us at our principal office, which is located at 2 Bethesda Metro Center, 14th Floor, Bethesda, MD 20814, Attention: Investor Relations or by contacting the DRIP administrator at the following address: Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078, or calling (800) 733-5001 (U.S. and Canada) (781) 575-3400 (outside U.S. and Canada) or through the Internet, at www.computershare.com.

DESCRIPTION OF CAPITAL STOCK

Our authorized capital stock consists of 1,000,000,000 shares of common stock, $0.01 par value per share, and 5,000,000 shares of preferred stock, par value $0.01 per share (our preferred stock and our common stock are collectively referred to as the “Capital Stock”). The following summary of our capital stock and other securities does not purport to be complete and is subject to, and qualified in its entirety by, our Certificate of Incorporation. Reference is made to our Certificate of Incorporation, for a detailed description of the provisions summarized below.

Outstanding Capital Stock.    The following are the classes of capital stock of our company as of August 12, 2009:

Title of Class	Amount Authorized	Amount Held by Registrant or for its Account	Amount Outstanding Exclusive of Amount Shown Under
Common Stock	1,000,000,000	1,264,656	291,625,797
Undesignated Preferred Stock	5,000,000	0	0

Common Stock

All shares of our common stock have equal rights as to earnings, assets, dividends and voting privileges and, when issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if and when declared by our Board of Directors out of funds legally available therefor. The holders of our common stock have no preemptive, conversion or redemption rights and their interests therein are freely transferable. In the event of liquidation, dissolution or winding up of the company, each share of our common stock is entitled to share ratably in all of our assets that are legally available for distribution after payment of all debts and other liabilities and subject to any prior rights of holders of our preferred stock, if any, then outstanding. Each share of our common stock is entitled to one vote and does not have cumulative voting rights, which means that holders of a majority of such shares, if they so choose, could elect all of the directors, and holders of less than a majority of such shares would, in that case, be unable to elect any director.

Preferred Stock

In addition to shares of our common stock, our Certificate of Incorporation authorizes the issuance of shares of our preferred stock. Our Board of Directors is authorized to provide for the issuance of our preferred stock with such preferences, powers, rights and privileges as our Board of Directors deems appropriate; except that, such an issuance must adhere to the requirements of the 1940 Act. The 1940 Act requires, among other things, that (i) immediately after issuance and before any distribution is made with respect to our common stock, preferred stock, together with all other Senior Securities, must not exceed an amount equal to 50% of our total assets and (ii) the holders of shares of our preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on our preferred stock are in arrears by two years or more. Furthermore, the 1940 Act restricts the ability of a BDC to issue warrants, options or rights to subscribe or convert to voting securities of the company. If we were to issue preferred stock convertible into shares of our common stock, such proposal must first be approved by our shareholders. We have no present plans to issue any shares of our preferred stock, but believe the availability of such stock will provide us with increased flexibility in structuring future financings and acquisitions. If we offer preferred stock under this prospectus, we will issue an appropriate prospectus supplement. You should read that prospectus supplement for a description of our preferred stock, including, but not limited to, whether there will be an arrearage in the payment of dividends or sinking fund installments, if any, restrictions with respect to the declaration of dividends, requirements in connection with the maintenance of any ratio or assets, or creation or maintenance of reserves, or provisions for permitting or restricting the issuance of additional securities.

DESCRIPTION OF DEBT SECURITIES

The following summary description is based on the indenture between us and Wilmington Trust Company, as successor trustee (the “Trustee”) to Wells Fargo Bank, N.A., as trustee, dated April 26, 2007, and any supplements to the indenture.

As of June 30, 2009, we have completed public issuances of unsecured notes as follows:

($ in millions)	Amount	Maturity Date
6.85% Senior Unsecured Notes (1)(2)(3)	$550.0	August 1, 2012

(1)	The terms of the notes are governed by two additional covenants: (1) for the period of time during which notes are outstanding, the Company will maintain an asset coverage ratio, as defined in Section 18(h) of the Investment Company Act (and the rules and regulations promulgated thereunder, to the extent applicable), of at least 200%, and (2) to provide financial information to the holders of the notes and the trustee if we should no longer be subject to the reporting requirements under the Exchange Act. The amendments to the indenture apply to the notes only and do not apply to any prior or future issuance of debt securities under the indenture unless so provided in an applicable supplement to the indenture.
(2)	We may redeem the notes in whole at any time or in part from time to time pursuant to the provisions of the indenture and applicable law.
(3)	As a result of rating agency downgrades during the first quarter of 2009, the interest rate on these notes increased by 1.75% effective February 2, 2009 to 8.60%.

Debt Securities

As required by U.S. federal law for all bonds and notes of companies that are publicly offered, our debt securities will be governed by the indenture, a contract entered into between us and the Trustee. The indenture is subject to and governed by the Trust Indenture Act of 1939, as amended. The following discussion sets forth the general terms and provisions relating to the indenture and, therefore, the debt securities.

Because this section is a summary, it does not describe every aspect of the debt securities. The indenture and its associated documents, including the debt securities, contain the full text of the matters described in this section and the prospectus supplement and pricing supplement, if any, accompanying this prospectus.

This summary is subject to and qualified in its entirety by reference to all the provisions of the indenture, including definitions of certain terms used in the indenture. In this summary, we describe the meaning of only some of the more important terms. Whenever we refer to particular sections or defined terms of the indenture in this prospectus or in the accompanying prospectus supplement, such sections or defined terms are incorporated by reference here or in the accompanying prospectus supplement. You must look to the indenture for the most complete description of what we describe in summary form in this prospectus and in the accompanying prospectus supplement.

This summary also is subject to and qualified by reference to the description of the particular terms of the series of debt securities described in the accompanying prospectus supplement. Those terms may vary from the terms described in this prospectus. The prospectus supplement relating to each series of debt securities will be attached to the front of this prospectus. There may also be a further prospectus supplement, known as a pricing supplement, which contains the precise terms of debt securities that are offered.

The Trustee has two main roles. First, the Trustee can enforce the rights of the holders of the debt securities (the “Noteholders”) against us if we default on our obligations under the terms of the indenture or the debt securities. There are some limitations on the extent to which the Trustee acts on the Noteholders’ behalf, described later under “— Events of Default — Remedies if an Event of Default Occurs”. Second, the Trustee performs administrative duties for us, such as sending the Noteholders interest and principal payments, transferring their debt securities to new buyers if they sell them, and sending them notices.

CERTAIN PROVISIONS OF OUR CERTIFICATE OF

INCORPORATION AND SECOND AMENDED AND RESTATED BYLAWS

Limitation On Liability of Directors. We have adopted provisions in our Certificate of Incorporation limiting the liability of our directors, officers and employees for monetary damages to the extent permitted under Delaware law. The effect of this provision in our Certificate of Incorporation is to eliminate our rights and our stockholders’ rights (through stockholders’ derivative suits on our behalf) to recover monetary damages against a director or officers for breach of the fiduciary duty of care as a director or officer except in certain limited situations. This provision does not limit or eliminate our rights or any stockholder rights to seek nonmonetary relief such as an injunction or rescission in the event of a breach of a director’s or officer’s duty of care. These provisions will not alter the liability of directors or officers under federal securities laws.

Certain Anti-Takeover Provisions. Our Certificate of Incorporation and our Second Amended and Restated Bylaws contain certain provisions that could make more difficult the acquisition of us by means of a tender offer, a proxy contest or otherwise. These provisions are expected to discourage certain types of coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging such proposals because, among other things, negotiation of such proposals might result in an improvement of their terms. The description set forth below is intended as a summary only and is qualified in its entirety by reference to our Certificate of Incorporation and our Second Amended and Restated Bylaws.

Number of Directors; Removal; Filling Vacancies. Our Certificate of Incorporation provides that the number of directors will be determined pursuant to the bylaws. In addition, our Second Amended and Restated Bylaws provide that the number of directors shall not be increased by 50% or more in any 12-month period without the approval of at least 66 2/3% of the members of our Board of Directors then in office. Our Certificate of Incorporation provides that any vacancies will be filled by the vote of a majority of the remaining directors, even if less than a quorum, and the directors so appointed shall hold office until the next annual election of directors and until their successors are elected and qualified. Accordingly, our Board of Directors could temporarily prevent any stockholder from enlarging our board of directors and filling the new directorships with such stockholder’s own nominees.

Our Certificate of Incorporation also provides that, except as may be provided in a resolution designating any class or series of preferred stock, with respect to any directions elected by the holders of such class, any directors or our entire Board of Directors, may be removed with or without cause by the affirmative vote of at least a majority of the voting power of all of the shares of our capital stock then entitled to vote generally in the election of directors, voting together as a single class.

No Stockholder Action By Written Consent. Our Certificate of Incorporation and our Second Amended and Restated Bylaws provide that stockholder action can be taken only at an annual or special meeting of our stockholders. They also prohibit stockholder action by written consent in lieu of a meeting. These provisions may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals. Our Second Amended and Restated Bylaws establish an advance notice procedure for stockholders to make nominations of candidates for election as directors or to bring other business before an annual meeting of our stockholders (the “Stockholder Notice Procedure”).

The Stockholder Notice Procedure provides that (i) only persons who are nominated by, or at the direction of, our Board of Directors, or by a stockholder who has given timely written notice containing specified information to our secretary prior to the meeting at which our directors are to be elected, will be eligible for election as our directors and (ii) at an annual meeting, only such business may be conducted as has been brought before the meeting by, or at the direction of, our Board of Directors or by a stockholder who has given timely written notice to our secretary of such stockholder’s intention to bring such business before the meeting. Except for stockholder proposals submitted in accordance with the federal proxy rules as to which the requirements specified therein shall control, notice of stockholder nominations or business to be conducted at a meeting must be received by us not less than 60 days or more than 90 days prior to the first anniversary of the previous year’s annual meeting if the notice is to be submitted at an annual stockholders meeting or no later than 10 days following the day on which notice of the date of a special meeting of stockholders was given if the notice is to be submitted at a special stockholders meeting.

Amendment of Our Certificate of Incorporation and Second Amended and Restated Bylaws. Our Certificate of Incorporation provides that the provisions therein relating to our Board of Directors, the number of directors, vacancies on our board of directors and removal of directors may be amended, altered, changed or repealed only by the affirmative vote of the holders of at least 75% of the voting power of all of the shares of our capital stock then entitled to vote generally in the election of directors voting together as a single class.

Our Certificate of Incorporation also provides that the other provisions of such certificate of incorporation may be amended, altered, changed or repealed, subject to the resolutions providing for any class or series of preferred stock, only by the affirmative vote of both a majority of the members of our Board of Directors then in office and a majority of the voting power of all of the shares of capital stock entitled to vote generally in the election of directors, voting together as a single class.

Our Certificate of Incorporation also provides that our Second Amended and Restated Bylaws may be adopted, amended, altered, changed or repealed by the affirmative vote of the majority of our Board of Directors then in office. Any action taken by the stockholders with respect to adopting, amending, altering, changing or repealing our Second Amended and Restated Bylaws may be taken only by the affirmative vote of the holders of at least 75% of the voting power of all of the shares of capital stock then entitled to vote generally in the election of directors, voting together as a single class.

These provisions are intended to make it more difficult for stockholders to circumvent certain other provisions contained in our Certificate of Incorporation and Second Amended and Restated Bylaws. These provisions, however, also will make it more difficult for stockholders to amend the Certificate of Incorporation or Second Amended and Restated Bylaws without the approval of our Board of Directors, even if a majority of the stockholders deems such amendment to be in the best interests of all stockholders.

REGULATION

We are a non-diversified, closed-end management investment company that has elected to be regulated as a BDC under Section 54 of the 1940 Act and, as such, is subject to regulation under that act. The 1940 Act contains prohibitions and restrictions relating to transactions between BDCs and their affiliates, principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than “interested persons,” as defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless so authorized by the vote of a majority, as defined in the 1940 Act, of our outstanding voting securities.

We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to the shares of our common stock if our asset coverage, as defined in the 1940 Act, is at least 200% immediately after each such issuance. In addition, while Senior Securities are outstanding, provision must be made to prohibit any distribution to shareholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary purposes.

Under the 1940 Act, a BDC may not acquire any asset other than qualifying assets of the type listed in Section 55(a) of the 1940 Act unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets (other than noninvestment assets related to the operation of the BDC). The principal categories of qualifying assets relevant to our business are the following:

(i)	securities purchased in transactions not involving any public offering from:

a)	an issuer that (i) is organized and has its principal place of business in the United States, (ii) is not an investment company other than a small business investment company wholly owned by the business development company, and (iii) does not have any class of securities listed on a national securities exchange; or

b)	an issuer that satisfies the criteria set forth in clauses (a) (i) and (ii) above but not clause (a)(iii), so long as, at the time of purchase, we own at least 50% of (i) the greatest amount of equity securities of the issuer, including securities convertible into such securities and (ii) the greatest amount of certain debt securities of such issuer, held by us at any point in time during the period when such issuer was an eligible portfolio company, except that options, warrants, and similar securities which have by their terms expired and debt securities which have been converted, or repaid or prepaid in the ordinary course of business or incident to a public offering of securities of such issuer, shall not be considered to have been held by us, and we are one of the 20 largest holders of record of such issuer’s outstanding voting securities;

(ii)	securities received in exchange for or distributed with respect to securities described above, or pursuant to the exercise of options, warrants or rights relating to such securities; and

(iii)	cash, cash items, government securities, or high quality debt securities maturing in one year or less from the time of investment.

In addition, a BDC must have been organized (and have its principal place of business) in the United States and must be operated for the purpose of making investments in the types of securities described in clause (i) above. However, in order to count portfolio securities as qualifying assets for the purpose of the 70% test, the BDC must either control the issuer of the securities or must offer to make available to the issuer of the securities significant managerial assistance; except that, where the BDC purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available significant managerial assistance means, among other things, any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

SHARE REPURCHASES

Common stock of closed-end investment companies frequently trade at discounts from net asset value. We cannot predict whether our shares of common stock will trade above, at or below the net asset value thereof. The market price of our shares is determined by, among other things, the supply and demand for our shares, our investment performance, investor perception of our overall attractiveness as an investment as compared with alternative investments and general economic conditions. Our Board of Directors has previously authorized our officers in their discretion, subject to compliance with the 1940 Act and other applicable law, to purchase on the open market or in privately negotiated transactions, outstanding shares of our common stock in the event that the shares trade at a discount to net asset value. During 2008 and 1998, in accordance with the regulations governing RICs, we repurchased 200,000 and 30,000 shares, respectively, of our outstanding common stock. In 1999, we repurchased warrants for 393,675 shares of our common stock that were previously sold to certain underwriters in connection with our initial public offering. Our Board of Directors discontinued the stock buyback program in November 2008.

PLAN OF DISTRIBUTION

We may sell the Securities through underwriters or dealers, directly to one or more purchasers, including existing shareholders in a rights offering, or through agents or through a combination of any such methods of sale. In the case of a rights offering, the applicable prospectus supplement will set forth the number of shares of our common stock issuable upon the exercise of each right and the other terms of such rights offering. Any underwriter or agent involved in the offer and sale of the Securities will also be named in the applicable prospectus supplement or pricing supplement, if any, accompanying this prospectus.

The distribution of the Securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that in the case of our common stock, the offering price per share less any underwriting commissions or discounts must equal or exceed the net asset value per share of our common stock. We may also not offer our debt securities if our BDC asset coverage ratio would be less than 200% after giving effect to such offering.

SAFEKEEPING, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR, AND TRUSTEE

Our securities are held under custodian agreements by PNC Bank, National Association and Wells Fargo Bank, National Association. The address of the custodians are 249 Fifth Avenue, Pittsburgh, PA 15222 and Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, respectively. Our assets are held under bank custodianship in compliance with the 1940 Act. Computershare Trust Company, N.A. acts as our transfer and dividend paying agent and registrar. The principal business address of Computershare Trust Company, N.A. is P.O. Box 43010, Providence, RI 02940-3010. Wilmington Trust Company is the trustee under the indenture governing our debt securities. Its principal business address is 1100 North Market St., Wilmington, DE 19801.

DEFAULTS AND ARREARS ON SENIOR SECURITIES

We are currently in default under our unsecured revolving credit facility, our unsecured public debt and our unsecured private debt. Although we are not in default of any principal or interest payments, we are in default of certain financial covenants as well as cross defaults, as further described in Note 6 to the consolidated financial statements for the three and six months ended June 30, 2009 on page F-138.

LEGAL MATTERS

The legality of the Securities offered hereby will be passed upon for us by Arnold & Porter LLP, Washington, D.C. If certain legal matters in connection with an offering of Securities are passed upon by counsel for the underwriters, if any, of such offering, that counsel will be named in the related prospectus supplement or pricing supplement, if any, accompanying this prospectus.

Samuel A. Flax, our Executive Vice President, General Counsel, Chief Compliance Officer and Secretary, served as counsel to Arnold & Porter LLP from January 1, 2005, through December 31, 2005, and was previously a partner at that firm.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, independent registered public accounting firm, has audited our consolidated financial statements at December 31, 2008 and 2007, and for each of the three years in the period ended December 31, 2008 and our consolidated financial highlights for each of the five years in the period ended December 31, 2008, as set forth in their report dated March 2, 2009 (which contains an explanatory paragraph describing conditions that raise substantial doubt about the Company’s ability to continue as a going concern as described in Note 2 to the consolidated financial statements), and our schedule 12-14 as of and for the year ended December 31, 2008, as set forth in their report dated March 2, 2009. Ernst & Young LLP has also audited our senior securities table as of December 31, 2008, as set forth in their report dated August 12, 2009. We have included our consolidated financial statements and consolidated financial highlights, schedule 12-14, and senior securities table in the prospectus and elsewhere in the registration statement in reliance on Ernst & Young LLP’s reports, given on their authority as experts in accounting and auditing.

TABLE OF CONTENTS OF

STATEMENT OF ADDITIONAL INFORMATION

	Page in the Statement of Additional Information	Location of Related Disclosure in the Prospectus
General Information and History	SAI-2	1, 76
Investment Objective and Policies	SAI-2	93
Management	SAI-2	115
Control Persons and Principal Holders of Our Common Stock	SAI-25	—
Certain Transactions with Related Persons	SAI-26	—
Investment Advisory Services	SAI-27	—
Safekeeping, Transfer and Dividend Paying Agent and Registrar and Trustee	SAI-27	124
Consolidated Financial Statements	SAI-27	F-1
Brokerage Allocation and Other Practices	SAI-27	—
Tax Status	SAI-27	—

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these Securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not a prospectus.

AMERICAN CAPITAL, LTD.

STATEMENT OF ADDITIONAL INFORMATION August 19, 2009

This SAI is not a prospectus, and should be read in conjunction with the prospectus dated August 19, 2009 relating to this offering and the accompanying prospectus supplement, if any. A copy of the prospectus and the relevant accompanying prospectus supplement or pricing supplement, if any, may be obtained by calling American Capital, Ltd. at (301) 951-6122 and asking for Investor Relations. Terms not defined herein have the same meaning as given to them in the prospectus.

	Page in the Statement of Additional Information	Location of Related Disclosure in the Prospectus
General Information and History	SAI-2	1, 76
Investment Objective and Policies	SAI-2	93
Management	SAI-2	115
Control Persons and Principal Holders of Our Common Stock	SAI-25	—
Certain Transactions with Related Persons	SAI-26	—
Investment Advisory Services	SAI-27	—
Safekeeping, Transfer and Dividend Paying Agent and Registrar and Trustee	SAI-27	124
Consolidated Financial Statements	SAI-27	F-1
Brokerage Allocation and Other Practices	SAI-27	—
Tax Status	SAI-27	—

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GENERAL INFORMATION AND HISTORY

We are a publicly traded private equity fund and global asset manager. We invest in private equity, private debt, private real estate investments, early and late stage technology investments, special situation investments, alternative asset funds managed by us and structured finance investments. These investments constitute, in part, what are considered alternative assets. We provide investors the opportunity to participate in the private equity and alternative asset management industry through an investment in our publicly traded stock. On August 29, 1997, we completed an initial public offering of 10,382,437 shares of our common stock and became a non-diversified, closed-end management investment company that has elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (“1940 Act”). On October 1, 1997, we began operations so as to qualify to be taxed as a regulated investment company (“RIC”) as defined in Subtitle A, Chapter 1, under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

INVESTMENT OBJECTIVES AND POLICIES

Our primary investment objectives are to increase our taxable income, net realized earnings and net asset value by investing in senior debt, subordinated debt and equity securities of private companies, early and late stage technology companies and companies in special situations with attractive current yields and/or potential for equity appreciation and realized gains and by investing in our alternative asset manager business. In addition, we invest in commercial mortgage backed securities (“CMBS”), collateralized loan obligation (“CLO”) securities and collateralized debt obligation (“CDO”) securities. Additionally, through our asset management business, we also earn base management fees based on the size of our funds and incentive income based on the performance of our funds. In addition, we may invest directly into our alternative asset funds and earn investment income from our principal investments in those funds. We intend to grow our existing funds, while continuing to create innovative products to meet the increasing demand of sophisticated investors for superior risk-adjusted investment returns. We will at all times seek to conduct our business so as to retain our status as a BDC and to qualify to be taxed as a RIC. We had $11 billion in assets and capital resources under management as of June 30, 2009, including $4 billion under management in our alternative asset funds. A discussion of the selected financial data, supplementary financial information and management’s discussion and analysis of financial condition and results of operations is included in the prospectus. We are headquartered in Bethesda, Maryland, and we, or our portfolio company American Capital, LLC, maintains offices in New York, Los Angeles, Chicago, Dallas, Boston, London, Paris, Frankfurt and Hong Kong.

MANAGEMENT

Compensation of Executive Officers and Directors

Under SEC rules applicable to BDCs, we are required to set forth certain information regarding the compensation of certain of our executive officers and directors. The following tables set forth compensation earned during the year ended December 31, 2008, by all of our directors, our principal executive officer, our principal financial officer and each of our three highest paid executive officers (collectively, “Named Executive Officers,” or “NEOs”).

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DIRECTOR COMPENSATION AND STOCK OWNERSHIP GUIDELINES

The elements of compensation for our non-employee directors include a retainer, fees for attending meetings, and, if applicable, for serving on the boards of directors of our portfolio companies, stock options and compensation under a disinterested director retention plan. The retainer and fee rates noted below for 2008 did not increase from 2007. The 2009 rates were also set at the same level. In 2008, our non-employee directors did not receive any stock options because the 2008 Stock Option Plan, insofar as it applies to the non-employee directors, is still subject to approval by the SEC. All of the outstanding stock options issued to our non-employee directors under the other director option plans were “underwater” as of December 31, 2008. This means that the grant price was higher than the market price of our common stock and therefore none of the outstanding options were exercisable by our non-employee directors as of such dates. Additionally, as explained in more detail below, on December 11, 2008, the Board of Directors amended the disinterested director retention plan to discontinue any further accruals after that date, which will save us $700,000 in 2009, assuming that the number of participants and retainer remain the same throughout the year.

For 2008, non-employee directors were paid a retainer for service on the Board of Directors at the rate of $100,000 per year, with the lead director and members chairing a committee receiving an additional retainer at the rate of $10,000 per year. In addition, non-employee directors received a fee of $3,000 for attending Board or committee meetings and certain other meetings, with approval of the Chairman of our Board of Directors. Non-employee directors received a fee from us for each American Capital portfolio company board of directors on which they served, in lieu of any payment by the portfolio company. For such companies that are not public, that fee is set at the rate of $30,000 per year. For such companies that are public that fee is based on the fee payable by the company to its other directors. Under the latter policy, in 2008, Mr. Peterson received a fee of £38,000 for service on the board of directors of European Capital Limited and Dr. Puryear received a pro-rated fee of $38,667 for service on the board of directors of American Capital Agency Corp. Directors are reimbursed for travel, lodging and other out-of-pocket expenses incurred in connection with the Board of Directors and committee meetings. Directors who are our employees do not receive additional compensation for service as a member of the Board of Directors.

The following table sets forth the compensation received by each non-employee director during 2008:

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($)(3)	Total ($)
Mary C. Baskin (2000)	346,000	—	132,196	—	—	338,776	816,972
Neil M. Hahl (1997)	383,000	—	132,196	—	—	381,667	896,863
Philip R. Harper (1997)	351,500	—	132,196	—	—	381,667	865,363
John A. Koskinen (2007)	293,000	—	167,130	—	—	284,478	744,608
Stan Lundine (1997)	262,000	—	132,196	—	—	384,865	779,061
Kenneth D. Peterson, Jr. (2001)	248,877	—	132,196	—	—	359,981	741,054
Alvin N. Puryear (1998)	399,667	—	132,196	—	—	361,393	893,256

(1)	The column “Fees Earned or Paid in Cash” includes the following payments by us to directors in 2008 for serving on certain boards of directors of our portfolio companies in the following amounts: Ms. Baskin—$30,000 for Core Business Credit, LLC and $30,000 for eLynx Holdings, Inc.; Mr. Hahl—$7,500 for each of Pasternack Enterprises and Exstream Holdings Inc., $30,000 for WIS Holdings Company Inc. and $30,000 for The Meadows of Wickenburg, L.P.; Mr. Harper—$22,500 for Soil Safe Holdings, Inc. and $30,000 for SMG Holdings Inc.; Dr. Puryear—$30,000 for each of CIBT Travel Solutions, Inc. and Financial Asset Management Systems, Inc., and $38,667 for American Capital Agency Corp; and Mr. Peterson—$56,381 for European Capital Limited.

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(2)	For amounts under the column “Option Awards,” the fair value per share that we recognized for financial statement reporting purposes in accordance with Statement of Financial Accounting Standards No. 123(R) (revised 2004) Share Based Payment (“FAS 123(R)”) is based on certain assumptions that we explain under the heading “Stock Based Compensation” in Item 7 of Management’s Discussion and Analysis in our Annual Report on Form 10-K for the year ended December 31, 2008. On December 31, 2008, Ms. Baskin, Messrs. Hahl, Harper, Lundine, Peterson, Koskinen and Dr. Puryear had the following aggregate option awards outstanding: 130,000; 115,000; 115,000; 115,000; 90,000; 110,000; and 115,000, respectively. Because of the decline in our stock price, all of these outstanding stock options have an exercise price that is significantly above our closing stock price as of December 31, 2008.
(3)	The amounts in the “All Other Compensation” column includes amounts vested and amounts accrued but not yet vested as of December 31, 2008, under the Disinterested Director Retention Plan (the “Retention Plan”) as follows: Messrs. Hahl, Harpe and Lundine—$381,667 each; Dr. Puryear—$358,334; Ms. Baskin—$336,667; Mr. Peterson— $358,889; and Mr. Koskinen—$283,333. On December 11, 2008, the Board of Directors amended the Retention Plan to discontinue any further accruals, as explained in more detail below. The remaining amounts are tax gross-ups relating to certain perquisites that total less than $10,000 per director.

We have established a series of option plans for our non-employee directors, each of which must be approved by the SEC under the 1940 Act to become effective. The first was the 1997 Disinterested Director Stock Option Plan, which was approved by the SEC on May 14, 1999, and which provided for the issuance to participants of options to purchase an aggregate of 150,000 shares of our common stock. Messrs. Hahl, Harper and Lundine and Dr. Puryear each received automatic grants of options to purchase 15,000 shares of our common stock when the plan was approved by the SEC. In addition, as of May 15, 2000, Messrs. Hahl, Harper and Lundine and Dr. Puryear each received grants of options to purchase an additional 5,000 shares of our common stock. Ms. Baskin and Mr. Peterson were granted options to purchase 15,000 shares of our common stock each on June 15, 2000 and January 23, 2001, respectively, and Mr. Koskinen was granted options to purchase 20,000 shares of our common stock on February 2, 2007. All such options have vested and are fully exercisable except for Mr. Koskinen’s options, which will vest over a three-year period on each of the first three anniversaries of their date of grant. All unexercised options expire ten years from the date of grant except that the initial grants to Messrs. Hahl, Harper and Lundine expired on November 6, 2007, and Dr. Puryear’s initial grant expired on September 15, 2008.

The second plan was the 2000 Disinterested Director Stock Option Plan, which provides for the issuance of options to purchase up to 150,000 shares of our common stock, and which became effective on February 28, 2006, when the SEC issued an order authorizing the plan. Ms. Baskin, Messrs. Hahl, Harper, Lundine and Peterson, and Dr. Puryear, who were our directors on the date of the order, each received an automatic grant of options to purchase 25,000 shares of our common stock. All such options have now vested. These options expire on October 30, 2013.

The third plan was the 2006 Stock Option Plan, which provides for the issuance to non-employee directors of options to purchase up to 320,000 shares of our common stock, and which became effective on February 16, 2007, when the SEC issued an order authorizing the plan. Ms. Baskin, Messrs. Hahl, Harper, Koskinen, Lundine and Peterson, and Dr. Puryear, each received an automatic grant of options to purchase 40,000 shares of our common stock on February 16, 2007. All such options will vest over the first three anniversaries of May 11, 2006, except Mr. Koskinen’s options, which will vest over the first three anniversaries of February 1, 2007. These options expire on May 11, 2016, except for Mr. Koskinen’s options, which will expire on February 1, 2017. Vesting of these options will be automatically accelerated upon the occurrence of death or disability of the director.

The fourth plan was the 2007 Stock Option Plan, which provides for the issuance of options to purchase up to 400,000 shares of our common stock, and which became effective on October 24, 2007, when the SEC issued an order authorizing the plan. Each of the non-employee directors received an automatic grant of options to

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purchase 50,000 shares of our common stock. All such options will vest on the first three anniversaries of May 4, 2007, and expire on May 4, 2017. Vesting of these options will be automatically accelerated upon the occurrence of death or disability of the director.

The fifth plan was the 2008 Stock Option Plan, which provides for the issuance of options to purchase up to 750,000 shares of our common stock. No options will be issued to non-employee directors under the 2008 Stock Option Plan until the SEC issues such an order (an “SEC Approval Order”). We have filed an application for such an order with the SEC but have not yet received an order. The 2008 Stock Option Plan is designed such that all grants to non-employee directors will be automatic and nondiscretionary. Each person who was a non-employee director during the entire period from May 19, 2008, to the date of the SEC Approval Order, will automatically be granted an option to purchase 93,750 shares of our common stock on the date of the SEC Approval Order. Such an option will be deemed to vest over a three-year period commencing on May 19, 2008. Each person who becomes a non-employee director after May 19, 2008, will (assuming that there are a sufficient number of shares available for issuance under the 2008 Stock Option Plan) automatically be granted an option to purchase 93,750 shares of our common stock as of the later of the date of the SEC Approval Order and the date the person becomes a non-employee director. Such an option will be deemed to vest over a three-year period commencing on the date the person becomes a non-employee director. Vested options may be exercised no later than May 19, 2018 (or the ten-year anniversary of the date the person becomes a non-employee director if the person becomes a non-employee director after May 19, 2008), or, if later, the three-year anniversary of the date of the SEC Approval Order.

The sixth plan was the 2009 Stock Option Plan, which provides for the issuance of options to purchase up to 750,000 shares of our common stock, to our employees and non-employee directors. We have not yet filed an application for an SEC Approval Order with respect to the 2009 Stock Option Plan. The 2009 Stock Option Plan is designed such that all grants to non-employee directors will be automatic and nondiscretionary. Each person who was a non-employee director during the entire period from June 11, 2009, to the date of the SEC Approval Order, will automatically be granted an option to purchase 93,750 shares of our common stock on the date of the SEC Approval Order. Such an option will be deemed to vest over a three-year period commencing on June 11, 2009. Each person who becomes a non-employee director after June 11, 2009, will (assuming that there are a sufficient number of shares available for issuance under the 2009 Stock Option Plan) automatically be granted an option to purchase 93,750 shares of our common stock as of the later of the date of the SEC Approval Order and the date the person becomes a non-employee director. Such an option will be deemed to vest over a three-year period commencing on the date the person becomes a non-employee director. Vested options may be exercised no later than June 11, 2019 (or the ten-year anniversary of the date the person becomes a non-employee director if the person becomes a non-employee director after June 11, 2009), or, if later, the three-year anniversary of the date of the SEC Approval Order.

On July 27, 2006, the Board of Directors approved the American Capital Strategies, Ltd. Disinterested Director Retention Plan (the “Retention Plan”) for the purposes of attracting and retaining non-employee directors of outstanding competence. All of our directors who are not “interested” and have completed at least one year of service on the Board of Directors are eligible to participate in the Retention Plan. The Retention Plan is a nonqualified deferred compensation plan, which provides a lump sum payment in cash shortly following a director’s termination of service. However, no payment is made if there is a unanimous vote not to make the payment by the remaining directors. Through December 11, 2008, the payment for any director would have equaled the director’s number of full years of service on the board as of the termination date multiplied by the annual director retainer as of that date.

As noted above, on December 11, 2008, the Board of Directors amended the Retention Plan to discontinue any further accruals, and set the benefit that would be paid under the Retention Plan as each director’s number of full and fractional years of service as of December 11, 2008, multiplied by the current $100,000 director retainer. The discontinuance of further accruals will save us $700,000 in 2009, assuming that the number of participants and retainer remain the same throughout the year. The participants do not have access to or control of the payment until separation from the Board of Directors. Each director has fully vested in his or her account.

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Stock Ownership Guidelines

Our Board of Directors believes that directors more effectively represent the best interests of the company if they are shareholders themselves. Thus, starting in March 2009, non-employee directors are encouraged to own shares of our common stock equal in value to the lesser of two times the annual cash Board retainer (which was $100,000 for 2008) or 5,000 shares within five years of joining the Board (of which 1,000 shares should be owned within the first year of joining the Board). The minimum number of shares to be held by the directors will be calculated on the first trading day of each calendar year based on their fair market value. In the event the cash retainer increases, the directors will have five years from the time of the increase to acquire any additional shares needed to meet these guidelines.

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EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

The following is a discussion of certain aspects of our compensation program and practices as they relate to our principal executive officer, our principal financial officer and our three other most highly-paid executive officers for 2008, whom we refer to below collectively as our “named executive officers,” or “NEOs.” We also refer to our CEO, Presidents, CFO and GC as our “senior management.”

Executive Compensation Philosophy and Objectives in the Current Economic Environment

There have been unprecedented developments in the capital markets worldwide over the past twenty months. We have been significantly impacted by these developments, as has virtually every financial institution in the world. We believe that our ability to weather these challenging economic times and continue our success as a leading alternative asset manager depends on our ability to motivate and retain outstanding executive officers through the use of both current and long-term incentive compensation programs that are competitive in a global market. We also believe that as a public company, elements of our executive compensation program should be designed to align employee interests with those of the shareholders and to reward performance above established goals, which is why we implemented our long-term incentive compensation programs. We establish compensation levels for our named executive officers based on current competitive market conditions and individual and company performance, each in the context of the economic climate, the relative values of different compensation programs and the widespread concern over executive pay. Our executive compensation programs and related data are reviewed throughout the year and on an annual basis by the Compensation and Corporate Governance Committee (the “Compensation Committee”) to determine if our executive officers are meeting their stated objectives and the programs are providing their intended results.

Decision-Making Process; Role of Executive Officers

The Compensation Committee performs an extensive review of each element of compensation of our executive officers at least once a year and makes a final determination regarding any adjustments to current compensation structure and levels after considering a number of factors. The Compensation Committee generally takes into account the scope of an officer’s responsibilities, performance and experience and balances these factors with competitive compensation levels, our performance and current market conditions. During the annual review process, the Compensation Committee reviews our full-year financial results against financial performance in prior periods with members of senior management and considers research conducted by our senior vice president – human resources (“SVP HR”) and his staff on compensation structure and levels at similar firms (“Industry Data”). Even during this turbulent financial crisis, we believe that we compete with private and public management companies of private equity, mezzanine, hedge funds and other types of funds to retain our executive talent. The Compensation Committee also considers recommendations made by our CEO and SVP HR and compensation consultants, if any, with regard to compensation for each of the other NEOs, based on the Industry Data, the performance of each executive officer and our performance over the past year.

Compensation Consultants

Under its charter, the Compensation Committee has the authority to select, retain and terminate compensation consultants. In 2008, the Compensation Committee retained McLagan, a compensation consulting firm, to consult with the Compensation Committee on the process for determining levels of executive compensation, in addition to advising the Compensation Committee on practices with respect to compensation for the rest of our employees and our Board of Directors in the changing market environment. In addition, the Compensation Committee also obtained Industry Data from various other outside compensation consulting firms (Mercer Human Resources Consulting and The Holt Private Equity Compensation Survey) in connection with its annual executive compensation review for 2008. During the past two years, McLagan has confirmed that there were generally no direct comparable pay practices to us considering our public nature, size, business, structure and other issues.

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Elements of Compensation

We pay our named executive officers a combination of base salary, cash incentive payments and long-term incentive compensation, in addition to providing health, retirement and other benefits. In addition, we have entered into employment agreements with each of the NEOs. In accordance with applicable law and the Compensation Committee’s charter, the Compensation Committee is required to approve any changes in the compensation of our executive officers. We have not adopted any formal policies or guidelines for allocating compensation between long-term compensation and regularly-paid income or between cash and non-cash compensation. We strive to achieve an appropriate mix between equity incentive awards and cash compensation in order to meet our objectives, as set forth above. For our NEOs, annual salary constituted 12.6% to 18.2% of total compensation, a cash incentive payment under our Performance Incentive Plan for the second quarter constituted 4.6% to 6.3% of total compensation and long-term incentive compensation constituted the remaining 76.3% to 81.1% of total compensation in 2008. Thus, we believe that our NEOs remain closely aligned with our shareholders during this economic crisis. The total cash compensation in 2008 for executives who were NEOs in both 2008 and 2007 was, on average, 61.3% less than their 2007 compensation. Each element of compensation is discussed briefly below.

Base Salary

Base salary is one component of each named executive officer’s cash compensation. We establish base salary after considering a variety of factors, including the current economic conditions and competitive market for executive officers, the scope of each officer’s responsibilities, the performance of the executive officer and our performance and if requested, recommendations from a retained compensation consultant. Base salaries are used to attract, motivate and retain outstanding employees.

Base salaries for our executive officers are reviewed annually by the Compensation Committee and by our compensation consultants, if any, and at the time of a promotion or other change in responsibility of an executive officer and may be adjusted after considering the above factors. Each named executive officer’s employment agreement sets a minimum base salary, as described below under “Employment Agreements.” While the Compensation Committee believes that the named executive officers performed well in 2008 in an extraordinarily tough business environment, they determined not to increase the salaries of the NEOs for 2009, which were also the same in 2008 and 2007, except as noted below. The current base salaries for the NEOs are $1,495,000 for Mr. Wilkus, $1,085,000 for Mr. Erickson, $1,020,000 for each of Messrs. Wagner and Flax and $905,000 for Mr. Winn. In August 2008, in connection with a restructuring of our senior management team, the Compensation Committee reduced the base salary for Mr. Wagner down to $1,020,000 from $1,085,000.

Short-Term Incentive Payments

Each named executive officer is entitled to participate in a performance-based target incentive payment program under which he may receive a cash incentive payment based on a target amount. The target amount for each NEO is generally determined by the Compensation Committee each year prior to or shortly after the beginning of the year. The Compensation Committee then makes a quarterly determination regarding the amount, if any, of the target incentive payment that should be paid to each named executive officer for that quarter. Typically, only a portion of the incentive payment, if any, will be paid after the end of each of the first three quarters of the year and the majority of the incentive payment is considered for payment after the year has concluded and the Compensation Committee has reviewed our performance and the NEO’s performance for the entire year. Payment of the 2008 year-end target incentive payment in 2009 was also contingent on our achievement of certain performance goals set by the Committee and intended to qualify under Section 162(m) of the Code (the “Section 162(m) Criteria”). For 2009, we have established Section 162(m) Criteria for March and April, the second, third and fourth quarters, as well as the full year. The portion of each executive officer’s target incentive payment that is contingent on achievement of Section 162(m) Criteria is paid as part of our Performance Incentive Plan and is described further below.

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The quarterly payout of a target incentive payment, if any, is intended to motivate our NEOs throughout the year and to match rewards with actual performance when value is added, with a larger amount typically paid at the end of the year. After the conclusion of each year, the Compensation Committee meets to review each executive officer’s performance and our overall performance for the year, including the achievement of the Section 162(m) Criteria, as discussed below.

Each named executive officer’s employment agreement sets a minimum target incentive payment amount, which is described below. For 2009, the Compensation Committee determined not to increase the target incentive payment amount of the NEOs from the following amounts set for 2008: Mr. Wilkus at $6,000,000, Mr. Erickson at $3,000,000, $2,500,000 for each of Messrs. Wagner and Flax and $2,000,000 for Mr. Winn, with the exception of Mr. Wagner’s, whose target incentive payment amount was decreased in connection with the restructuring of our senior management team. As explained below, the NEOs were only awarded 12.5% of their target incentive payment amount under the Performance Incentive Plan for 2008. After considering market studies and suggestions from our compensation consultant, the Compensation Committee concluded that the 2009 target incentive payment amounts were consistent with market practices and sufficient to meet our objectives as described above. As discussed further below, we have guaranteed, subject to achieving certain performance goals and under certain circumstances, that each NEO will receive at least a portion of the 2009 target incentive payment amount.

Long-Term Incentive Compensation Plans

Each NEO participates in long-term incentive compensation plans as do virtually all of our employees. The Compensation Committee and our Board of Directors believe that stock-based incentive compensation is necessary to help attract, motivate and retain outstanding officers, employees and directors and to align further their interests with those of our shareholders. As discussed above, long-term incentive compensation comprised 76.3% to 81.1% of the NEOs’ total compensation for 2008, which we believe helps to ensure that our NEOs are focused on rebuilding shareholder value during this unprecedented economic period. However, given the recent trends in the price of our stock, we estimate that the value of the long-term incentive compensation awarded in 2008 to each NEO has depreciated 97.1% as of March 16, 2009.

Stock-based compensation advances the interests of our company, but as a business development company we are restricted under the 1940 Act in the forms of incentive compensation that we can provide to our employees. For instance, we cannot compensate employees with stock appreciation rights. However, we compete with numerous private equity, mezzanine and hedge funds for our investment professionals. Such funds commonly pay to their partners and employees 20% of the profits (including capital gains), or carried interest, of each newly-raised fund under management. We have established three long-term equity based incentive plans based on these considerations.

Employee Stock Ownership and 401(k) Plans

We have established the American Capital Strategies, Ltd. Employee Stock Ownership Plan (the “ESOP”) as an “employee stock ownership plan” within the meaning of Section 4975(e)(7) of the Code, and the American Capital Strategies, Ltd. 401(k) Plan (the “401(k) Plan”) with a cash or deferred arrangement intended to qualify under Section 401(k) of the Code. We maintain the ESOP and 401(k) Plan for the benefit of our employees to enable them to share in our growth and supplement their personal savings and social security. The ESOP provides that participants will receive allocations of our common stock at least equal to 3% of their annual compensation, up to certain statutory maximums. The 401(k) Plan allows participants to make elective deferrals of a portion of their income as contribution to a Section 401(k) profit sharing plan. We do not match or otherwise make contributions to the 401(k) Plan. The NEOs participate in the ESOP and 401(k) Plan on the same basis as all of our other employees.

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Employee Stock Option Plans

Under conditions specified in the 1940 Act, business development companies are permitted to issue stock options to their employees. Stock options are a key element of our named executive officers’ compensation. We currently maintain the Existing Option Plans, which provide for the grant of incentive stock options and nonqualified stock options. All of our employees are eligible to participate in our Existing Option Plans.

We established the Existing Option Plans for the purpose of attracting and retaining executive officers and other key employees, and with respect to the 2006 Stock Option Plan, the 2007 Stock Option Plan, the 2008 Stock Option Plan, and the 2009 Stock Option Plan, non-employee directors. The Compensation Committee administers the Existing Option Plans. Each of the Existing Option Plans sets a maximum number of shares that may be granted to any single participant. The Compensation Committee uses such criteria as it deems important to determine who will receive awards and the number of options awarded, including the recommendations of senior management. The Compensation Committee generally takes into account the scope of an officer’s responsibilities and experience and balances these factors against competitive compensation levels to attract, motivate and retain outstanding officers. The Compensation Committee has the authority to set the exercise price for options and to adjust the exercise price following the occurrence of events such as stock splits, dividends, distributions and recapitalizations.

Grants under the Existing Option Plans are generally made to most employees on a quarterly basis on the recommendation of senior management. The timing of our grants to named executive officers is in symmetry with our grants to employees more generally. In addition, the Compensation Committee has awarded options to certain employees (both executive and non-executive) for the achievement of specific performance goals generally related to the exit of investments. From time to time, the Compensation Committee has also delegated authority to our CEO to allocate a specified pool of options among other employees by and as of a certain date, to reward the achievement of certain performance goals. The Compensation Committee reviews and approves all option grants and has delegated authority to our executive officers to allocate a specified maximum amount of stock options to new employees, depending on their position, in connection with their commencement of employment. The grant dates of awards under our Existing Option Plans are the Compensation Committee approval dates for the respective grants, except with regard to the delegated authority grants, in which case the date of grant is specified in the delegation of authority, but in each such case no earlier than the date the individual is identified to receive a grant.

Options may be exercised during a period of no more than ten years following the date of grant. The Compensation Committee has the discretion to set the vesting period for options and to permit the acceleration of vesting under certain circumstances. Vesting is automatically accelerated upon the occurrence of specified change of control transactions. Section 61(a) of the 1940 Act imposes certain requirements on our option plans including that the options must expire no later than ten years from grant, the options must not be separately transferable other than by gift, will or intestacy, the exercise price at the date of issuance must not be less than the current market price for the underlying stock, the plan must be approved by a majority of our directors who are not “Interested Persons” and by the shareholders and we must not have a profit-sharing plan as described in the 1940 Act.

For 2008, the Compensation Committee awarded stock options to the NEOs in the following amounts: Mr. Wilkus, 638,838, Mr. Erickson, 340,232, Mr. Wagner, 290,011, Mr. Winn, 230,669 and Mr. Flax, 271,058. Because of the decline in our stock price in 2008, all of the outstanding stock options held by the named executive officers were “underwater” as of December 31, 2008. This means that the grant price was higher than the market price of our common stock and therefore none of the NEOs could exercise any options as of such date. We are generally prohibited under our stock option plans from repricing options without shareholder approval.

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Performance Incentive Plan

As discussed above, we believe that our employee compensation plans must provide an economic interest in us similar to that generally gained by partners and employees of the management company of private equity, mezzanine and hedge funds. We believe that our Existing Option Plans only partially fulfill this objective. First, they do not at present allow option holders to share in any dividends paid on our common stock. In addition, under our asset management strategy, we have expanded our management of assets to assets in externally managed funds in addition to assets that we own. Funding the asset management strategy involves the raising of capital by entities other than us and does not involve the sale of shares of our common stock. However, under the 1940 Act, the number of options that we can have outstanding is limited to no more than 25% of the outstanding shares of our common stock. Therefore, the number of outstanding options may not be sufficient to compensate employees at competitive levels within the industry commensurate with the amount of assets we have under management.

Thus, in order to further align the interests of our employees and our shareholders, to address the fact that our employees are not receiving the benefit of any dividends paid on our common stock with respect to their option grants and to reflect the additional assets under management through externally managed funds, we established the Performance Incentive Plan (formerly known as the Incentive Bonus Plan) in 2006. It is an unfunded bonus program exempt from ERISA. Virtually all of our employees are eligible to and do participate in the Performance Incentive Plan. The Compensation Committee determines the dollar amount of each award made to the executive officers under the Performance Incentive Plan and approves an aggregate amount of awards made to other employees. Awards are based on competitive market conditions for each category of employee, level of responsibility, the performance of each employee, as well as our performance. Awards under the Performance Incentive Plan are used to attract, motivate and retain outstanding employees.

There are two types of awards under the Performance Incentive Plan. Most of the awards are longer-term awards (“Incentive Awards”), in which all of our employees are eligible to participate. In addition, our executive officers can receive cash awards, which form part of the quarterly and annual target cash incentive payments for our executive officers, which are described above (“Target Awards”).

Incentive Awards.    We established a trust fund to fund the payment of the Incentive Awards under the Performance Incentive Plan (the “Trust”). The trustee of the Trust is Citicorp Institutional Trust Company. We make contributions of cash to the Trust based on the cash Incentive Awards approved by the Compensation Committee. Pursuant to the terms of the trust agreement, we instruct the trustee, subject to its fiduciary duty, to invest this cash and any other cash generated by trust assets in money market securities for short-term investment purposes and in shares of our common stock for long-term investment purposes, which are purchased on the open market. Shares of our common stock held in the Trust are enrolled in our dividend reinvestment plan and dividends paid on these shares are reinvested in our common stock.

Each participant has an account under the plan, which is allocated a hypothetical, or notional, number of shares of our common stock, generally based on the amount of each participant’s cash awards divided by the average open-market purchase price for the common stock purchased by the Trust in connection with the respective awards. Once these notional shares are allocated to a participant’s account, the Incentive Awards are tied directly to the interests of our shareholders as the value of the award is directly related to the market price of our common stock. Moreover, as dividends are paid on our common stock, the notional value of the dividends attributable to the notional number of shares in the participant’s account is credited to the account, in the form of additional notional shares. Thus, the participant could receive a benefit from any dividends, something not currently possible under the Existing Option Plans, further aligning the interests of plan participants with those of our shareholders since participants share similarly in any appreciation or decline in our stock price.

Each participant vests in Incentive Awards in accordance with a vesting schedule specified by the Compensation Committee. Vesting is generally based on continued employment, plus, for executive officers, the

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satisfaction of Performance Goals, as described below. The vesting schedule for prior Incentive Awards has varied from two to six years, although it is expected that the vesting schedule for future awards will generally be five to six years. In addition, vesting generally accelerates upon a participant’s termination of employment as a result of death or disability, or upon the occurrence of a change of control.

Participants are eligible to receive distributions of the vested portions of Incentive Awards immediately upon vesting. All distributions are made directly by the Trust in the form of our common stock. A participant may elect to defer the payment of the vested portions of Incentive Awards to a later distribution date (or distribution dates) allowed by the Compensation Committee and as permitted under Section 409A of the Code (but no later than ten years after the date of grant). Notwithstanding any deferral election, the vested portion of a participant’s Performance Incentive Plan account will generally be paid on the participant’s termination of employment or upon the occurrence of a change of control. A participant is required to satisfy applicable withholding taxes upon vesting and distribution dates. Incentive Awards under the Performance Incentive Plan for 2008 are included in the “Stock Awards” column of the Summary Compensation Table, below, although the NEOs do not receive stock directly from us, as discussed above.

Target Awards and Performance Goals.    As discussed above, Target Awards are made to executive officers as part of our quarterly and annual cash incentive payments. Both the Target Awards and the Incentive Awards for executive officers are, at the discretion of the Compensation Committee, subject to certain performance measures and an incentive payment formula (“Performance Goals”). The Performance Goals provide a non-exclusive framework that satisfies standards of Section 162(m) of the Code, which is discussed below under “Impact of Regulatory Requirements.” Under this aspect of the Performance Incentive Plan, the Compensation Committee designates Performance Goals, which they select from the following metrics: sales, return on equity, revenue, net operating income, net income, book value per share, dividend characterization, return on assets, cash flow, equity or investment growth, gross amount invested, regulatory compliance (including compliance goals relating to the Sarbanes-Oxley Act of 2002), satisfactory internal or external audits, improvement of financial ratings, achievement of balance sheet objectives, implementation or completion of one or more projects or transactions, intradepartmental or intra-office performance or any other objective goals established by the Compensation Committee, and may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated. Such Performance Goals may be particular to a participant or the department, branch, subsidiary or other division in which he or she works, or may be based on our performance and/or one or more of its subsidiaries, and may cover such period as may be specified by the Compensation Committee.

For the full year 2008, the Performance Goals required each officer to satisfy four out of eight of the following measurement standards above certain confidential levels: (1) gross new investments, (2) gross revenue, (3) net operating income, (4) net income, (5) net asset value per share, (6) return of capital to shareholders, (7) regulatory compliance and (8) net operating income return on equity in the last twelve months, and for the second and third quarters of 2008, the Performance Goals did not include items 6 and 7, and three of the remaining six Performance Goals had to be satisfied. For the full year 2009, the Performance Goals require each officer to meet four out of nine measurement standards above certain confidential levels. The nine measurement standards for the full year 2009 includes (2), (3), (5), (6), and (7) from above, in addition to total amortizations, prepayments and exits, net realized gain on investments, employee retention, and reduction of debt. For March and April of 2009 and the second, third and fourth quarters of 2009, the Performance Goals did not include items (6) and (7), and three of the remaining seven Performance Goals had to be satisfied. The Compensation Committee determined that the NEOs qualified for the Target Award under the Performance Incentive Plan for the second quarter of 2008, but not for any of the other quarters or for the full year, based on both individual officer performance and our performance, as well as current economic conditions. Incentive Payment amounts that were paid in 2008 that were contingent upon the Section 162(m) Criteria are included in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table, below.

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Personal Benefits and Perquisites

We offer certain health, retirement and other benefits to all employees. Our executive officers are eligible to participate in the benefit plans on the same basis as all other employees. These benefit plans include medical, dental, vision, disability and life insurance. All employees also receive qualified transportation benefits. Our executive officers do not receive any personal benefits or perquisites that are not available on a non-discriminatory basis to all employees except that, on occasion when authorized by our CEO, their spouses may accompany them on a business trip at our expense. Our executive officers are taxed when this occurs. The maximum such amount received by an executive officer in 2008 was $3,211.

Employment and Other Agreements

We have entered into employment agreements with each of our named executive officers. In early 2009, as part of a broader effort to retain key employees, we amended each NEO’s employment agreement other than Mr. Wilkus’ primarily to extend the term of each agreement from one year to two years, to provide that if we give written notice of our intent to discontinue the daily extensions of the term within the two months preceding or the 18 months following a change of control, the giving of that notice will be treated as a termination by us for other than misconduct as of the date the notice is given and to reflect current compensation levels. The agreements of each of the named executive officers provide for a two-year term that renews on a daily basis so that there will always be two years remaining until either party gives notice that the automatic renewals are to be discontinued. Each agreement also sets forth a minimum base salary for the NEO. The minimum base salary under Mr. Wilkus’ agreement is $530,000 per year; the minimum base salary under the agreement of Mr. Erickson is $1,085,000 a year; the minimum base salary under the agreements for each of Messrs. Wagner and Flax is $1,020,000 a year; and the minimum base salary under the agreement of Mr. Winn is $905,000 per year. The Compensation Committee has the sole right to increase the base salary during the term of each agreement. The Compensation Committee did not increase the base salaries for the NEOs from the minimum set forth above for 2009. The respective employment agreements provide that Messrs. Wilkus, Erickson, Flax, Wagner and Winn are entitled to participate in a performance-based target incentive payment program under which the target incentive payment amount that Mr. Wilkus will be considered for will not be less than 230% of his base salary, the target incentive payment amount that Mr. Erickson will be considered for will not be less than $3,000,000, the target incentive payment amounts that each of Messrs. Wagner and Flax will be considered for will be not less than $2,500,000, and the target incentive payment amount that Mr. Winn will be considered for will be not be less than $2,000,000, depending on our portfolio performance and the officer’s performance against certain criteria established by the Compensation Committee. Each of the employment agreements provides that the named executive officer’s employment with us will be his primary employment and provides for certain payments upon severance, disability, death or change in control, as discussed below under “Severance and Change of Control Payments.” All amounts payable under the employment agreements are lump sum payments by us.

As explained above, a substantial amount of our NEOs’ compensation historically has been in the form of equity incentive compensation and incentive payments. However, due to significant fluctuations and the decline in our stock price, the value of their past equity incentive compensation also declined dramatically. In addition, we paid only 12.5% of the NEOs’ target incentive payment amount for 2008. Consequently, the incentive payment amount earned by executives who were NEOs in both 2007 and 2008 was, on average, 85.0% less than in 2007 and the total cash compensation they received was, on average, 61.3% less than in 2007. We also downsized significantly in 2008, reducing the amount of our workforce by 32% and the number of our offices by 29%. Thus, in order to continue to motivate and retain our named executive officers to help us navigate through this unprecedented time of global financial crisis, we entered into letter agreements with each of the NEOs relating to the quarterly payment of a retention bonus equal to an aggregate 50% of each named executive officer’s target incentive payment amount in 2009 (the “Retention Payment”). Each NEO will be entitled to receive one-quarter of the Retention Payment contingent upon our achievement of three out of seven performance goals established by the Compensation Committee in March and April, and in each of the second, third or fourth quarters. If the NEO terminates his employment without Good Reason (as defined below) or is

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terminated by the Company for Misconduct (as defined below) on or before March 31, 2010, the NEO must reimburse us for the amount of any Retention Payment paid to such NEO after applicable withholdings. If we terminate the NEO for reasons other than for Misconduct prior to the NEO receiving the full amount of the Retention Payment, the NEO will be paid the pro rata portion of the target incentive payment amount due to the NEO under his respective employment agreement, less the amount of any Retention Payment already paid to such NEO. The NEOs will be entitled to earn the portion of the target incentive payment amount in excess of the Retention Payment based on existing standards for the target incentive payment.

Pension and Retirement Plans

Except for the ESOP and 401(k) Plan, described above, in which all of our employees participate on a non-discriminatory basis, we do not maintain any retirement, pension, defined benefits, supplemental executive retirement or similar plans for our named executive officers.

Stock Ownership Guidelines

We require our named executive officers to own significant amounts of our common stock. Our stock ownership guidelines are designed to increase the executives’ equity ownership of us and to align further their interests more closely with those of our shareholders, as well as to show the executives’ support and belief in us. The guidelines require that each executive officer owns a minimum number of shares of our common stock based on a multiple of his base salary, which is 5x for our Chairman and CEO, 3x for Executive Vice Presidents and Presidents, and 2x for other executive officers. Shares are valued at the higher of their purchase price or current trading price. Until the foregoing ownership requirements are met, each executive officer is expected to retain one-half of all shares distributed from the Performance Incentive Plan and one-half of all shares realized upon the exercise of stock options, net of any shares sold to pay taxes and associated costs due as a result of such distribution or exercise. If an executive officer fails to meet or show sustained progress toward meeting our stock ownership requirements, we may reduce the amount of the officer’s future equity awards. We also believe it is highly inappropriate for any named executive officer to short our stock or engage in transactions where the person will earn a profit based on a decline or our stock price. As of December 31, 2008, all NEOs were in compliance with these guidelines.

Impact of Regulatory Requirements

Although we do not have a formal policy in place, in order to preserve flexibility with respect to the design of our compensation programs, we endeavor to minimize the amount of our taxes and our employees’ taxes to maximize the return to our shareholders and employees. For example, Section 162(m) of the Code generally disallows a tax deduction to a public company for compensation in excess of $1 million paid to the company’s chief executive officer and any other executive officer required to be reported to its shareholders under the Exchange Act by reason of such executive officer being one of the four most highly compensated executive officers. However, qualifying performance-based compensation is not subject to the deduction limitation if certain requirements are met. We have structured portions of the Incentive Awards and Target Awards under the Performance Incentive Plan for the NEOs to qualify as performance-based compensation under Section 162(m) of the Code, as described above.

Additionally, we consider the tax implications of Section 409A of the Code. Section 409A of the Code provides for certain requirements that a plan that provides for the deferral of compensation must meet, including requirements relating to when payments under such a plan may be made, acceleration of benefits, and the timing of elections under such a plan. Failure to satisfy these requirements will generally lead to an acceleration of timing of inclusion in income of deferred compensation, as well as certain penalties and interest. In December 2008, we amended the employment agreements for the NEOs to make certain that the agreements comply with the final regulations under Section 409A of the Code, which was required by January 1, 2009.

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Conclusion

We believe that our compensation programs have been appropriately designed to continue to attract, retain and motivate our employees, including our senior management, improve our financial performance and align the interests of our senior management with the long-term interests of our shareholders during an extremely challenging economic period. We believe that our strong financial performance since going public in 1997 and our ability to continue to weather the current economic crisis is due in part to the effectiveness of our compensation programs for all of our employees, and particularly our senior management.

NEO COMPENSATION FOR 2008

The following table reflects our view of 2008 compensation actions for our NEOs, as discussed above in “Compensation Discussion and Analysis.” This table is presented to show how we viewed 2008 compensation actions for our NEOs, but it differs substantially from the Summary Compensation Table required by the SEC and is not a substitute for that table, which is set forth below under “Summary Compensation Table.” A significant difference between the Summary Compensation Table required by the SEC and this table is that the stock and option awards columns in the Summary Compensation Table represent the expense recognized for financial statement reporting purposes with respect to equity awards granted in the years shown and prior years. The equity awards column in this table, however, represents the full grant date fair value, in accordance with FAS 123(R), of only equity awards granted in the years shown and not from prior years, which we believe is meaningful information for our shareholders given the extreme fluctuations in our stock price since 2008. In addition, the Summary Compensation Table includes contributions to the ESOP plan, which is under the column “All Other Compensation.” This table excludes these amounts because we consider these programs when evaluating our overall benefits program for all employees and not necessarily as a factor in making annual compensation decisions for our named executive officers.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Total ($)
Malon Wilkus	2008	1,495,000	—	3,215,386	1,079,564	750,000	6,539,950
Chief Executive Officer and Chairman of the Board of Directors

John R. Erickson	2008	1,085,000	—	1,712,449	574,954	375,000	3,747,403
President, Structured Finance and Chief Financial Officer

Ira J. Wagner	2008	1,057,917	—	1,712,449	522,796	375,000	3,668,162
President, European Private Finance

Samuel A. Flax	2008	1,020,000	—	1,364,288	458,057	312,500	3,154,845
Executive Vice President, General Counsel, Chief Compliance Officer and Secretary

Darin R. Winn	2008	905,000	—	1,175,127	387,663	250,000	2,717,790
Senior Vice President and Senior Managing Director

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SUMMARY COMPENSATION TABLE

The following table provides information concerning the compensation of the NEOs earned during our most recently completed fiscal year. In the column “Salary,” we disclose the amount of base salary paid to the NEO during the fiscal year. In the column “Bonus,” we disclose the amount of cash incentive payments earned by the NEO during the fiscal year. We disclose the amount of the NEO’s Incentive Awards under the Performance Incentive Plan in the column “Stock Awards,” although the NEOs do not receive stock from us; rather, we make cash contributions to the Trust, which purchases shares of our common stock on the open market. The shares are allocated to each participant’s account. See “Performance Incentive Plan” under “Compensation Discussion and Analysis,” above.

In the columns “Stock Awards” and “Option Awards” we disclose the expenses associated with the award measured in dollars and calculated in accordance with FAS 123(R), as required by SEC regulations. For amounts under the column “Stock Awards,” the FAS 123(R) fair value per share is equal to the average purchase price of the common stock purchased by the Trust in respect of all Incentive Awards granted. For amounts under the column “Option Awards,” the FAS 123(R) fair value per share is based on certain assumptions that we explain under the heading “Stock Based Compensation” in Item 7 of Management’s Discussion and Analysis in our annual report on Form 10-K for the year ended December 31, 2008. We recognize the portion of the expense recognized for 2008 but without reduction for assumed forfeitures (as we do for financial reporting purposes).

The amounts shown in the Summary Compensation Table also include a ratable portion of each grant we made in prior years to the extent the vesting period fell in the most recently completed fiscal year. The amount of the NEO’s performance-based Target Award earned during the fiscal year under our Performance Incentive Plan is disclosed in the column “Non-Equity Incentive Plan Compensation.” The amount in the column “All Other Compensation” is comprised of our contribution to the ESOP plan, which was capped at $6,900 in 2008, $6,750 in 2007 and $6,600 in 2006. The NEOs did not have any perquisites or other personal benefits in excess of the reporting thresholds during the fiscal year.

Name and Principal Position	Year		Salary ($)(1)	Bonus ($)(2)	Stock Awards(3)(4) ($)	Option Awards(4) ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Malon Wilkus	2008		1,495,000	—	7,651,423	1,993,454	750,000	6,900	11,896,777
Chief Executive Officer and Chairman of the Board of Directors	2007		1,495,000	429,813	4,998,881	1,920,639	4,320,187	6,750	13,171,270
	2006		1,150,000	991,875	2,301,428	1,476,916	1,653,125	6,600	7,579,944

John R. Erickson	2008		1,085,000	—	4,468,552	1,306,387	375,000	6,900	7,241,839
President, Structured Finance and Chief Financial Officer	2007		1,085,000	237,344	3,471,543	1,584,293	2,362,656	6,750	8,747,586
	2006		835,000	547,969	1,872,034	1,171,668	913,281	6,600	5,346,552

Ira J. Wagner	2008		1,057,917	—	4,468,552	1,301,786	375,000	6,900	7,210,155
President, European Private Finance	2007		1,085,000	237,344	3,471,543	1,584,293	2,362,656	6,750	8,747,586
	2006		835,000	547,969	1,872,034	1,171,668	913,281	6,600	5,346,552

Samuel A. Flax	2008	(5)	1,020,000	—	3,384,845	894,652	312,500	6,900	5,618,897
Executive Vice President, General Counsel, Chief Compliance Officer and Secretary

Darin R. Winn	2008		905,000	—	3,317,188	1,013,619	250,000	6,900	5,492,707
Senior Vice President and Senior Managing Director	2007		905,000	169,687	2,874,807	1,180,499	1,580,313	6,750	6,717,056
	2006		687,500	367,500	1,617,972	873,795	630,000	6,600	4,183,367

(1)	Each NEO’s employment agreement sets forth a minimum base salary, as discussed above in “Compensation Discussion and Analysis.”
(2)	Each NEO’s employment agreement sets forth a minimum target incentive payment amount, as discussed above in “Compensation Discussion and Analysis.”
(3)	Includes amounts earned and deferred.
(4)

In the columns “Stock Awards” and “Option Awards,” we disclose the expenses associated with the award measured in dollars and calculated in accordance with FAS 123(R), as required by SEC regulations. For amounts under the column “Stock Awards,”

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the FAS 123(R) fair value per share is equal to the average purchase price of the common stock purchased by the Trust in respect of all Incentive Awards granted. For amounts under the column “Option Awards,” the FAS 123(R) fair value per share is based on certain assumptions that we explain under the heading “Stock Based Compensation” in Item 7 of Management’s Discussion and Analysis in our annual report on Form 10-K for the year ended December 31, 2008. We disclose the portion of the expense recognized for 2008 but without reduction for assumed forfeitures (as we do for financial reporting purposes). Due to the decline in our stock price, all of these outstanding options have an exercise price that is significantly above our closing stock price as of the date of this proxy statement.

(5)	Mr. Flax was not an NEO in 2007 or 2006.

GRANTS OF PLAN-BASED AWARDS IN FISCAL YEAR 2008

In this table we provide information about each grant of an award made to an NEO in the most recently completed fiscal year under the Existing Option Plans and the Performance Incentive Plan. The target amounts are the same as the maximum amounts under each of the plans. In each case, the grant date is the same date as the Committee approval date. Amounts disclosed under “Non-Equity Incentive Plan Awards” include the performance-based portion of the Target Awards under the Performance Incentive Plan and the amounts disclosed under “Equity Incentive Plan Awards” include the performance-based Incentive Awards under the Performance Incentive Plan. The column “All Other Option Awards” includes grants made under the Existing Option Plans. The exercise price of option awards is the closing price of our common stock on the date of grant. Due to the decline in our stock price, all of these outstanding options have an exercise price that is significantly above our closing stock price as of the date of this proxy statement.

Amounts included in the “Grant Date Fair Value of Stock and Option Awards” column are valued in accordance with FAS 123(R) without reduction of any assumed forfeitures and are based on certain assumptions that we explain under the heading “Stock Based Compensation” in Item 7 of Management’s Discussion and Analysis in our annual report on Form 10-K for the year ended December 31, 2008; in contrast to how amounts are presented in the Summary Compensation Table, the amounts here are reported without apportioning such amount over the service period, pursuant to SEC regulations.

		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards			Estimated Possible Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares or Stock (#)	All Other Options Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Share)	Grant Date Fair Value of Stock and Option Awards ($)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Malon Wilkus			750,000
	1/9/2008					100,285					3,215,386
	1/31/2008								175,035	35.17	597,881
	7/24/2008								463,803	21.70	481,683
John R. Erickson			375,000
	1/9/2008					53,410					1,712,449
	1/31/2008								93,220	35.17	318,419
	7/24/2008								247,012	21.70	256,535
Ira J. Wagner			375,000
	1/9/2008					53,410					1,712,449
	1/31/2008								93,220	35.17	318,419
	7/24/2008								196,791	21.70	204,377
Darin R. Winn			250,000
	1/9/2008					35,694					1,144,446
	7/24/2008					4,036					30,681
	1/31/2008								62,300	35.17	212,803
	7/24/2008								168,369	21.70	174,860
Samuel A. Flax			312,500
	1/9/2008					42,551					1,364,288
	1/31/2008								74,267	35.17	253,680
	7/24/2008								196,791	21.70	204,377

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OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table provides information about unexercised options, both exercisable and unexercisable, under the Existing Option Plans and Incentive Awards under the Performance Incentive Plan that have not vested for each NEO outstanding as of the end of the last fiscal year. The market value of the Incentive Awards is the market value of the NEO’s bookkeeping account held by the Trust under the Performance Incentive Plan calculated with a stock price of $3.24, which was the closing price of our common stock as of the last day of the fiscal year. Because of the steep decline in the price of our common stock, all unexercised options that have been granted in at least the last three years are deeply “underwater,” and not exercisable at this time. In addition, the value of undistributed shares in the Performance Incentive Plan has decreased by approximately 90% from December 31, 2007 to December 31, 2008.

	Option Awards					Stock Awards(1)
Name	Number of Securities Underlying Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable(2)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares of Stock that Have Not Vested (#)(3)	Market Value of Shares of Stock that Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares that Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares that Have Not Vested ($)
Malon Wilkus	54,646			25.00	2/9/2011	541,293	1,753,789
	200,000			26.10	5/9/2011
	80,000			28.87	12/10/2011
	230,000			29.87	5/8/2012
	22,000			18.73	5/15/2013
	88,000			24.49	5/15/2013
	22,000			17.72	8/15/2013
	88,000			22.80	8/15/2013
	14,000			22.96	11/13/2013
	8,000			28.82	7/29/2014
	56,000			27.35	11/13/2013
	41,280	10,320		31.53	1/29/2014
	120,000	30,000		26.38	4/29/2014
	16,000	4,000		28.82	7/29/2014
	14,400	1,600		30.91	10/28/2014
	70,999	47,334		35.61	6/20/2015
	70,999	47,334		36.68	10/27/2015
	39,760	59,641		34.51	1/19/2016
	27,195	40,793		34.11	5/11/2016
	27,195	40,793		34.66	7/27/2016
	27,195	40,793		42.81	10/26/2016
	13,597	54,391		49.37	2/1/2017
	37,223	148,890		43.50	6/22/2017
	52,152	208,607		38.14	7/27/2017
	41,403	165,609		42.00	10/26/2017
	—	175,035		35.17	1/31/2018
	—	463,803		21.70	7/24/2018

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	Option Awards					Stock Awards(1)
Name	Number of Securities Underlying Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable(2)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares of Stock that Have Not Vested (#)(3)	Market Value of Shares of Stock that Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares that Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares that Have Not Vested ($)
John R. Erickson	2,000			28.82	7/29/2014	321,272	1,040,921
	2,000			30.91	10/28/2014
	37,333	37,334		35.61	6/20/2015
	37,333	37,334		36.68	10/27/2015
	15,680	47,041		34.51	1/19/2016
	10,725	32,175		34.11	5/11/2016
	21,449	32,175		34.66	7/27/2016
	21,449	32,175		42.81	10/26/2016
	10,724	42,900		49.37	2/1/2017
	19,824	79,296		43.50	6/22/2017
	27,775	111,100		38.14	7/27/2017
	22,051	88,200		42.00	10/26/2017
	36,000			22.80	8/15/2013
	36,000			24.49	5/15/2013
	20,000			27.35	11/13/2013
	17,200	8,600		31.53	1/29/2014
	5,200	2,600		28.82	7/29/2014
	2,400	1,200		30.91	10/28/2014
	48,800	24,400		26.38	4/29/2014
		93,220		35.17	1/31/2018
		247,012		21.70	7/24/2018

Ira J. Wagner	18,000			24.49	5/15/2013	321,272	1,040,921
	18,000			22.80	8/15/2013
	10,000			27.35	11/13/2013
	8,600	8,600		31.53	1/29/2014
	24,400	24,400		26.38	4/29/2014
	2,600	2,600		28.82	7/29/2014
	1,200	1,200		30.91	10/28/2014
	18,666	37,334		35.61	6/20/2015
	18,666	37,334		36.68	10/27/2015
	15,680	47,041		34.51	1/19/2016
	10,725	32,175		34.11	5/11/2016
	10,725	32,175		34.66	7/27/2016
	21,449	32,175		42.81	10/26/2016
	10,724	42,900		49.37	2/1/2017
	19,824	79,296		43.50	6/22/2017
	27,775	111,100		38.14	7/27/2017
	22,051	88,200		42.00	10/26/2017
		93,220		35.17	1/31/2018
		196,791		21.70	7/24/2018

SAI-19

	Option Awards					Stock Awards(1)
Name	Number of Securities Underlying Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable(2)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares of Stock that Have Not Vested (#)(3)	Market Value of Shares of Stock that Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares that Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares that Have Not Vested ($)
Darin R. Winn	22,000			24.49	5/15/2013	251,475	814,779
	11,000			17.72	8/15/2013
	44,000			22.80	8/15/2013
	5,000			19.92	8/28/2013
	20,000			25.00	8/28/2013
	5,160			22.96	11/13/2013
	20,640			27.35	11/13/2013
	20,640	5,160		31.53	1/29/2014
	48,000	12,000		26.38	4/29/2014
	16,000	3,000		28.82	7/29/2014
	7,200	800		30.91	10/28/2014
	84,027	56,019		35.61	6/20/2015
	37,999	25,334		36.68	10/27/2015
	13,630	9,087		37.96	11/3/2015
	21,280	31,921		34.51	1/19/2016
	7,670	11,507		34.80	1/26/2016
	17,802	26,705		34.11	5/11/2016
	12,656	18,986		33.01	6/16/2016
	17,802	26,705		34.66	7/27/2016
	17,802	26,705		42.81	10/26/2016
	6,387	9,582		44.97	12/15/2016
	8,901	35,606		49.37	2/1/2017
	13,249	52,994		43.50	6/22/2017
	18,563	74,249		38.14	7/27/2017
	16,153	64,605		42.00	10/26/2017
		62,300		35.17	1/31/2018
		168,369		21.70	7/24/2018

Samuel A. Flax	80,000	20,000		32.96	1/1/2015	258,163	836,448
	47,599	31,734		35.61	6/20/2015
	47,599	31,734		36.68	10/27/2015
	26,656	39,985		34.51	1/19/2016
	18,232	27,349		34.11	5/11/2016
	18,232	27,349		34.66	7/27/2016
	18,232	27,349		42.81	10/26/2016
	9,116	36,464		49.37	2/1/2017
	15,794	63,174		43.50	6/22/2017
	22,128	88,512		38.14	7/27/2017
	17,567	70,268		42.00	10/26/2017
		74,267		35.17	1/31/2018
		196,791		21.70	7/24/2018

(1)	We disclose the amount of the NEO’s Incentive Awards under the Performance Incentive Plan in the column “Stock Award,” although the NEOs do not receive stock from us; rather, we make cash contributions to the Trust, which purchases shares of our common stock on the open market. The shares are allocated to each participant’s account. See “Performance Incentive Plan” under “Compensation Discussion and Analysis,” above.

(2)	Vesting dates of unvested option awards are as follows:

Mr. Wilkus –19,880 on 1/19/2009, 1/19/2010, and 1/19/2011; 10,320 on 1/29/2009; 30,000 on 4/29/2009; 13,598 on 2/1/2009, 5/10/2009, 2/1/2010, 5/10/2010, 2/1/2011, 5/10/2011, and 2/1/2012; 35,007 on 1/31/2009, 1/31/2010, 1/31/2011, 1/31/2012, and 1/31/2013; 23,667 on 6/20/2009, 10/27/2009, 6/20/2010, and 10/27/2010; 4,000 on 7/29/2009; 1,600 on 10/28/2009; 92,761 on 7/24/2009, 7/24/2010, 7/24/2011, 7/24/2012, and 7/24/2013; 37,223 on 6/22/2009, 6/22/2010, 6/22/2011, and 6/22/2012; 65,749 on 7/27/2009, 7/27/2010, and 7/27/2011; 55,000 on 10/26/2009, 10/26/2010, and 10/26/2011; 52,152 on 7/27/2012; and 41,398 on 10/26/2012.

SAI-20

Mr. Erickson – 15,680 on 1/19/2009, 1/19/2010, and 1/19/2011; 8,600 on 1/29/2009; 24,400 on 4/29/2009; 10,725 on 2/1/2009, 5/10/2009, 2/1/2010, 5/10/2010, 2/1/2011, 5/11/2011, and 2/1/2012; 18,644 on 1/31/2009, 1/31/2010; 1/31/2011, 1/31/2012, and 1/31/2013; 18,667 on 6/20/2009, 10/27/2009, 6/20/2010, and 10/27/2010; 49,402 on 7/24/2009, 7/24/2010, 7/24/2011, 7/24/2012, and 7/24/2013; 32,775 on 10/26/2009, 10/26/2010, and 10/26/2011; 19,824 on 6/22/2009, 6/22/2010, 6/22/2011, and 6/22/2012; 38,500 on 7/27/2009, 7/27/2010, and 7/27/2011; 2,600 on 7/29/2009; 1,200 on 10/28/2009; 27,776 on 7/27/2012; and 22,052 on 10/26/2012.

Mr. Wagner – 15,680 on 1/19/2009, 1/19/2010, and 1/19/2011; 8,600 on 1/29/2009; 18,644 on 1/31/2009, 1/31/2010, 1/31/2011, 1/31/2012, and 1/31/2013; 24,400 on 4/29/2009; 10,725 on 2/1/2009, 5/10/2009, 2/1/2010, 5/10/2010, 2/1/2011, 5/10/2011, and 2/1/2012; 18,667 on 6/20/2009, 10/24/2009, 6/20/2010, 10/27/2010; 32,775 on 10/26/2009, 10/26/2010, and 10/26/2011; 19,824 on 6/22/2009, 6/22/2010, 6/22/2011, and 6/22/2012; 39,358 on 7/24/2009, 7/24/2010, 7/24/2011, 7/24/2012, and 7/24/2013; 38,500 on 7/27/2009, 7/27/2010, and 7/27/2011; 2,600 on 7/29/2009; 1,200 on 10/28/2009; 27,776 on 7/27/2012; and 22,051 on 10/26/2012.

Mr. Winn – 10,640 on 1/19/2009, 1/19/2010, and 1/19/2011; 3,835 on 1/26/2009, 1/26/2010, and 3,836 on 1/26/2011; 5,160 on 1/29/2009; 12,460 on 1/31/2009, 1/31/2010, 1/31/2011, 1/31/2012, and 1/31/2013; 12,000 on 4/29/2009; 8,901 on 2/1/2009, 5/10/2009, 2/1/2010, 5/10/2010, 2/1/2011, 5/10/2011, and 2/1/2012; 6,328 on 6/16/2009, 6/16/2010, and 6/16/2011; 12,667 on 10/27/2009 and 10/27/2010; 28,009 on 6/20/2009 and 6/20/2010; 13,249 on 6/22/2009, 6/22/2010, 6/22/2011, and 6/22/2012; 33,674 on 7/24/2009, 7/24/2010, 7/24/2011, 7/24/2012, and 7/24/2013; 27,464 on 7/27/2009, 7/27/2010, and 7/27/2011; 3,000 on 7/29/2009; 800 on 10/28/2009; 25,053 on 10/26/2009, 10/26/2010, and 10/26/2011; 4,544 on 11/3/2009, and 11/3/2010; 3,194 on 12/15/2009, 12/15/2010, and 12/15/2011; 18,562 on 7/27/2012; 16,156 on 10/26/2012.

Mr. Flax – 10,000 on 1/1/2009, and 1/1/2010; 13,328 on 1/19/2009, 1/19/2010, and 1/19/2011; 14,853 on 1/31/2009, 1/31/2010, 1/31/2011, 1/31/2012, and 1/31/2013; 9,116 on 2/1/2009, 5/10/2009, 2/1/2010, 5/10/2010, 2/1/2011, 5/10/2011, and 2/1/2012; 15,867 on 6/20/2009, 10/27/2009, 6/20/2010, and 10/27/2010; 15,794 on 6/22/2009, 6/22/2010, 6/22/2011, and 6/22/2012; 39,358 on 7/24/2009, 7/24/2010, 7/24/2011, 7/24/2012, and 7/24/2013; 31,244 on 7/27/2009, 7/27/2010, and 7/27/2011; 26,683 on 10/26/2009, 10/26/2010, and 10/26/2011; 22,128 on 7/27/2012; and 17,572 on 10/26/2012.

(3)	Vesting dates of unvested shares of stock purchased by the Trust under the Performance Incentive Plan are as follows:

Mr. Wilkus – 26,596.93 on 1/19/2009, and 1/19/2010; 2,554.00 on 2/1/2009, 2/1/2010, 2/1/2011, 2/1/2012, and 2/1/2013; 22,952.66 on 2/9/2009, 1/9/2010, 1/9/2011, 1/9/2012, and 1/9/2013; 18,947.10 on 5/10/2009; 21,654.41 on 6/22/2009, 6/22/2010, 6/22/2011, and 6/22/2012; 31,609.07 on 7/27/2009, 7/27/2010, 7/27/2011, and 7/27/2012; 25,168.78 on 10/26/2009, 10/26/2010, 10/26/2011, and 10/26/2012; 9,296.58 on 5/10/2010, 5/10/2011, and 5/10/2012.

Mr. Erickson – 17,601.80 on 1/19/2009, and 1/19/2010; 2,014.40 on 2/1/2009, 2/1/2010, 2/1/2011, 2/1/2012, and 2/1/2013; 12,224.12 on 2/9/2009, 1/9/2010, 1/9/2011, 1/9/2012, and 1/9/2013; 19,609.93 on 5/10/2009; 11,532.70 on 6/22/2009, 6/22/2010, 6/22/2011, and 6/22/2012; 17,636.38 on 7/27/2009, 7/27/2010, 7/27/2011, and 7/27/2012; 14,147.88 on 10/26/2009, 10/26/2010, 10/26/2011, and 10/26/2012; 7,332.56 on 5/10/2010, 5/10/2011, and 5/10/2012.

Mr. Wagner – 17,601.80 on 1/19/2009, and 1/19/2010; 2,014.40 on 2/1/2009, 2/1/2010, 2/1/2011, 2/1/2012, and 2/1/2013; 12,224.12 on 2/9/2009, 1/9/2010, 1/9/2011, 1/9/2012, and 1/9/2013; 19,609.93 on 5/10/2009; 11,532.70 on 6/22/2009, 6/22/2010, 6/22/2011, and 6/22/2012; 17,636.38 on 7/27/2009, 7/27/2010, 7/27/2011, and 7/27/2012; 14,147.88 on 10/26/2009, 10/26/2010, 10/26/2011, and 10/26/2012; 7,332.56 on 5/10/2010, 5/10/2011, and 5/10/2012.

Mr. Winn – 11,708.43 on 1/19/2009, and 1/19/2010; 1,671.92 on 2/1/2009, 2/1/2010, 2/1/2011, 2/1/2012, and 2/1/2013; 8,169.49 on 2/9/2009, 1/9/2010, 1/9/2011, 1/9/2012, and 1/9/2013; 807.14 on 8/24/2009, 7/24/2010, 7/24/2011, 7/24/2012, and 7/24/2013; 21,236.28 on 5/10/2009; 1,668.13 on 6/16/2009, 6/16/2010, 6/16/2011, and 6/16/2012; 7,707.41 on 6/22/2009, 6/22/2010, 6/22/2011, and 6/22/2012; 12,185.83 on 7/27/2009, 7/27/2010, 7/27/2011, and 7/27/2012; 10,211.90 on 10/26/2009, 10/26/2010, 10/26/2011, and 10/26/2012; 628.14 on 12/15/2009, 12/15/2010, 12/15/2011, and 12/15/2012; 10,990.22 on 5/10/2010; 6,491.65 on 5/10/2011 and 5/10/2012.

Mr. Flax – 5,000.74 on 1/19/2009, and 1/19/2010; 1,712.23 on 2/1/2009, 2/1/2010, 2/1/2011, 2/1/2012, and 2/1/2013; 9,738.81 on 2/9/2009, 1/9/2010, 1/9/2011, 1/9/2012, and 1/9/2013; 19,692.51 on 5/10/2009, and 5/10/2010; 9,187.96 on 6/22/2009, 6/22/2010, 6/22/2011, and 6/22/2012; 14,182.38 on 7/27/2009, 7/27/2010, 7/27/2011, and 7/27/2012; 11,393.52 on 10/26/2009, 10/26/2010, 10/26/2011, and 10/26/2012; 6,232.67 on 5/10/2011, and 5/10/2012.

SAI-21

OPTION EXERCISES AND STOCK VESTED

The following table provides information relating to exercises of stock options and vesting of stock awards during the last fiscal year on an aggregated basis. The NEOs did not exercise any stock options in 2008. The amounts under the “Value Realized on Vesting” column were calculated by multiplying the number of shares acquired on vesting by the share price on the date the award vested.

	Option Awards		Stock Awards(1)
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Malon Wilkus	—	—	178,215	4,131,279
John R. Erickson	—	—	123,700	3,029,168
Ira J. Wagner	—	—	108,166	2,710,096
Darin R. Winn	—	—	96,759	2,419,726
Samuel A. Flax	—	—	64,865	1,441,267

(1)	Participants in the Performance Incentive Plan are permitted to defer the payment of vested portions of stock awards to a date up to ten years after the date of the grant. Of the amounts included in the table above, the vested awards were deferred as follows:

-	Mr. Wilkus elected to defer the distribution of 103,262 and 52,686 shares until 2016 and 2017, respectively.

-	Mr. Erickson elected to defer the distribution of 11,859, 15,167, 11,533, 14,194, and 70,948 shares until 2009, 2010, 2012, 2015, and 2016, respectively.

-	Mr. Wagner elected to defer the distribution of 20,350 shares until 2013.

-	Mr. Winn elected to defer the distribution of 70,033 and 1,672 shares until 2016 and 2017, respectively.

-	Mr. Flax elected to defer the distribution of 1,445, 13,090, 8,306, 8,306, 6,336, 1,012, and 4,744 shares until 2011, 2012, 2013, 2014, 2015, 2016, and 2017, respectively.

SEVERANCE AND CHANGE OF CONTROL PAYMENTS

Employment Agreements

Each of the employment agreements that we have entered into with an executive officer contains provisions for payments upon certain events as follows:

Disability.

•	continuation of the officer’s base salary for one year (two years in the case of Mr. Wilkus) reduced by the amount of any long-term disability payments received by him during this period;

•

target incentive payment for the year in which the officer’s employment is terminated following a disability based on the highest target incentive payment amount that could have been earned in that year by him;

•

an additional incentive payment during the one-year salary continuation period (two years in the case of Mr. Wilkus) equal to the highest target incentive payment amount that could have been earned by him during the year in which the disability termination occurred; and

•	insurance and other employee benefits during the base salary continuation period following a disability.

Termination by us other than for Misconduct.

•	continuation of base salary, target incentive payment and insurance benefits for a specified period; and

SAI-22

•	payment of a prorated target incentive payment for the year of termination computed at the highest target incentive payment amount that could have been earned in the year of termination.

In the case of Mr. Wilkus, the continuation period is two years, in the case of Messrs. Erickson, Flax and Wagner, the period is 15 months, and in the case of Mr. Winn, the period is 12 months. During the continuation period, the base salary will be continued at the highest rate in effect in the 24 months preceding termination. The target incentive payment paid during the continuation period would be the higher of the highest target incentive payment amount that could have been earned in the year of termination and the highest target incentive payment that was actually paid to him in the three years preceding termination.

Change of Control.

A “Change of Control” is defined in each of the employment agreements as the occurrence of any of the following events: (i) any person or group of persons (as defined in Section 13(d) and 14(d) of the Exchange Act) together with its affiliates, excluding employee benefit plans of the company, becomes, directly or indirectly, the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act) of securities of the company representing 25% or more of the combined voting power of the company’s then outstanding securities; (ii) the shareholders of the company approve a merger or consolidation of the company with any other corporation or entity regardless of which entity is the survivor, other than a merger or consolidation that would result in the voting securities of the company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or being converted into voting securities of the surviving entity) at least 51% of the combined voting power of the voting securities of the company or such surviving entity outstanding immediately after such merger or consolidation; or (iv) the shareholders of the company approve a place of complete liquidation or winding-up of the company or an agreement for the sale or disposition by the company of all or substantially all of the company’s assets.

In the event of a termination of a named executive officer (other than Mr. Wilkus) by us other than for misconduct in the two months preceding or 18 months following a Change of Control of us, including a deemed termination for misconduct by giving written notice of our intent to discontinue the daily extensions of the Term without the named executive officer’s written consent,

•	the salary and target incentive payment continuation periods noted above would be lengthened to two years; and

•

if following a Change of Control “good reason” exists, a named executive officer (other than Mr. Wilkus) may terminate his employment and receive the same severance benefits as if he had been terminated other than for misconduct by us. “Good Reason” is defined in the employment agreements as any of the following: (1) a material diminution of the executive’s authority, duties or responsibilities with the company; (2) a material breach by us of any material provision of the employment agreement; or (3) any material change in the geographic location at which the executive must perform services.

Mr. Wilkus has the right to declare that Good Reason exists if we take any of the actions above, regardless of whether a Change of Control has occurred, terminate his employment and receive the salary, target incentive payment and benefits described above for a termination by us other than for misconduct. In the event of a Change of Control, Mr. Wilkus may terminate his employment within the two months preceding or 18 months following the Change of Control (regardless of whether good reason exists) and receive the salary, target incentive payment and benefits described above for three years.

Death.

If any NEO dies during the term of his employment agreement, his estate will be entitled to receive:

•

his target incentive payment for the year in which the death occurs, prorated through the date of death based on the highest target incentive payment amount that could have been earned in that year; and

SAI-23

•	a continuation of health benefits for a period equal to two months multiplied by the number of full years (up to nine) during which he was employed by us.

In addition, each of the employment agreements contains a non-competition provision that prevents the executive officer, without the prior written consent of our Board of Directors, from being involved as an officer, employee, partner, shareholder, consultant or otherwise with (A) any person that competes with us or provides or proposes to provide services or investments to a current client of us or (B) any of our potential customers with whom we have discussed a relationship in the 12 months prior to such executive officer’s termination date. The non-competition period (the “Restricted Period”) lasts for two years from the termination date if the company terminates the executive officer’s employment for other than “misconduct” or disability or if the executive officer terminates employment for “good reason” or one year if the executive officer’s employment is otherwise terminated. Each of the employment agreements also contains a provision preventing the executive officer from soliciting any of our employees or interfering in a similar manner with our business during the Restricted Period.

Stock Option and Stock Plans

Under the terms of the Employee Option Plans, a participant’s options vest in full upon a change of control of us. Under the Performance Incentive Plan, notwithstanding a participant’s election to defer payments of a vested incentive payment award, the vested portion of a participant’s Incentive Account(s) will generally be paid upon the occurrence of a change of control.

The following table summarizes the estimated payments to be made under the employment agreement for each NEO at, following, or in connection with any termination of employment, including by resignation, retirement, disability, or a change in control. Under each employment agreement, the NEO is not entitled to any amount if such NEO’s termination was for misconduct by the NEO. In accordance with SEC regulations, the following table does not include any amount to be provided to a named executive officer under any arrangement that does not discriminate in scope, terms or operation in favor of the named executive officer and that are available generally to all salaried employees. Also, the following table does not duplicate information already provided in the outstanding equity awards at fiscal year-end table, except to the extent that the amount payable to the named executive officer would be enhanced by the termination event. The amounts in the following table are hypothetical and based on SEC regulations. Actual payments will depend on the circumstances and timing of any termination.

In accordance with SEC regulations, for purposes of the quantitative disclosure in the following table, we have assumed that the termination took place on the last business day of our most recently completed fiscal year but under the terms of the current employment agreements and that the price per share of our common stock is the closing market price as of that date, or $3.24.

SAI-24

The information below constitutes forward-looking statements for purposes of the Private Litigation Securities Reform Act of 1995.

Executive Benefits and Payments upon Termination	Termination by Company Without Cause	Termination by Company or Voluntary Termination for Good Reason, each in connection with a Change in Control(4)	Voluntary Termination	Disability	Death
Malon Wilkus
Severance Payment	$2,990,000	$4,485,000	—	—	—
Base Salary	—	—	—	$2,990,000	—
Unused Accrued Vacation Time(1)	$0 – $115,000	$0 – $115,000	$0 – $115,000	$0 – $115,000	$0 – $115,000
Target Incentive Payment(2)	$18,000,000	$24,000,000	—	$18,000,000	$6,000,000
Insurance Benefits(3)	$28,705	$43,057	—	$28,705	$21,529

TOTAL:	$21,133,705	$28,643,057	$115,000	$21,133,705	$6,136,529

John R. Erickson
Severance Payment	$1,356,250	$2,170,000	—	—	—
Base Salary	—	—		$1,085,000	—
Unused Accrued Vacation Time	$0 – $83,462	$0 – $83,462	$0 – $83,462	$0 – $83,462	$0 – $83,462
Target Incentive Payment	$6,750,000	$9,000,000	—	$6,000,000	$3,000,000
Insurance Benefits	$24,355	$38,968	—	$19,484	$29,226

TOTAL:	$8,214,067	$11,292,430	$83,462	$7,187,946	$3,112,688

Samuel A. Flax
Severance Payment	$1,356,250	$2,170,000	—	—	—
Base Salary	—	—	—	$1,085,000	—
Unused Accrued Vacation Time	$0 – $78,462	$0 – $78,462	$0 – $78,462	$0 – $78,462	$0 – $78,462
Target Incentive Payment	$5,625,000	$7,500,000	—	$5,000,000	$2,500,000
Insurance Benefits	$24,355	$38,968	—	$19,484	$12,989

TOTAL:	$7,084,067	$9,787,430	$78,462	$6,182,946	$2,591,451

Ira J. Wagner
Severance Payment	$1,356,250	$2,170,000	—	—	—
Base Salary	—	—		$1,020,000	—
Unused Accrued Vacation Time	$0 – $78,462	$0 – $78,462	$0 – $78,462	$0 – $78,462	$0 – $78,462
Target Incentive Payment	$5,625,391	$7,500,625	—	$5,000,000	$2,500,000
Insurance Benefits	$24,355	$38,968	—	$19,484	$29,226

TOTAL:	$7,084,458	$9,788,055	$78,462	$6,117,946	$2,607,688

Darin R. Winn
Severance Payment	$905,000	$1,810,000	—	—	—
Base Salary	—	—	—	$905,000	—
Unused Accrued Vacation Time	$0 – $69,615	$0 – $69,615	$0 – $69,615	$0 – $69,615	$0 – $69,615
Target Incentive Payment	$4,000,000	$6,000,000	—	$4,000,000	$2,000,000
Insurance Benefits	$19,484	$38,968	—	$19,484	$29,226

TOTAL:	$4,994,099	$7,918,583	$69,615	$4,994,099	$2,098,841

(1)	Unused Accrued Vacation Time for each NEO is a range of minimum and maximum amounts payable, depending on the amount of vacation time used at the time of termination.
(2)	Amounts in the rows titled “Target Incentive Payment” have been calculated assuming no other payments have been made to the NEO as of December 31, 2008, for the current year.
(3)	Insurance Benefits are based on the December 2008 monthly payment for Health, Dental, Vision, Life and Disability coverage for each NEO.
(4)	As discussed above in “Compensation Discussion and Analysis,” Mr. Wilkus has the right under his employment agreement to declare that good reason exists regardless of whether a change of control has occurred in certain circumstances.

SAI-25

CONTROL PERSONS AND PRINCIPAL HOLDERS OF OUR COMMON STOCK

The following table sets forth, as of April 20, 2009 (unless otherwise indicated), the beneficial ownership of each current director, each nominee for director, each of our named executive officers, our executive officers and directors as a group and each shareholder known to management to own beneficially more than 5% of the outstanding shares of our common stock. Unless otherwise indicated, we believe that the beneficial owner set forth in the table has sole voting and investment power.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned(1)		Percent of Class	Dollar Range of Equity Securities Beneficially Owned(2)(3)
Beneficial Owners of more than 5%:
None	—		—	N/A

Directors and Named Executive Officers:
Malon Wilkus	2,073,240	(4)(5)(8)(9)	0.9%	0
John R. Erickson	778,970	(4)(10)	*	N/A
Ira J. Wagner	417,631	(4)	*	N/A
Sam Flax	464,289	(4)	*	N/A
Darin R. Winn	853,102	(4)	*	N/A
Mary C. Baskin	124,633	(6)(7)	*	0
Neil M. Hahl	119,330	(6)	*	0
Philip R. Harper	1,158,503	(6)(11)	*	0
John A. Koskinen	110,806	(6)	*	0
Stan Lundine	127,848	(6)(12)	*	0
Kenneth D. Peterson, Jr.	347,580	(6)(13)	*	0
Alvin N. Puryear	128,318	(6)	*	0

Directors and Executive Officers as a group (15 persons)	8,263,222		3.7%	N/A

*	Less than one percent.
(1)	Pursuant to the rules of the SEC, shares of our common stock subject to options held by our directors and named executive officers that are exercisable within 60 days of April 20, 2009, are deemed outstanding for the purposes of computing such director’s or executive officer’s beneficial ownership.
(2)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.
(3)	The dollar range of our equity securities beneficially owned is calculated by multiplying the closing price of our common stock as reported on The NASDAQ Global Select Market as of April 20, 2009, times the number of shares or options beneficially owned and, as appropriate, deducting the strike price of options included in such amount.
(4)	Includes shares allocated to the account of each executive officer as a participant in our ESOP over which each has voting power under the terms of the ESOP and vested shares allocated to the account of each executive officer as a participant in our Incentive Bonus Plan (“PIP”), each as of April 20, 2009, and the following shares issuable upon the exercise of options that are exercisable within 60 days of April 20, 2009: Mr. Wilkus has 57,073 shares in the ESOP, 305,692 shares in the PIP and 1,584,446 shares issuable upon the exercise of options; Mr. Erickson has 5,035 shares in the ESOP, 216,218 shares in the PIP and 482,717 shares issuable upon the exercise of options; Mr. Wagner has 5,209 shares in the ESOP, 64,563 shares in the PIP and 347,859 shares issuable upon the exercise of options; Mr. Flax has 917 shares in the ESOP, 95,803 shares in the PIP and 367,569 shares issuable upon the exercise of options; and Mr. Winn has 4,297 shares in the ESOP, 162,406 shares in the PIP and 581,789 shares issuable upon the exercise of options.
(5)	Includes the equivalent number of shares held as units in our 401(k) profit sharing plan of which the named executive officer is the beneficial owner. Mr. Wilkus has the equivalent of 3,593 shares. The 401(k) plan is part of the ESOP, and such units are in addition to shares held in the ESOP stock account of the named individual.
(6)	Includes shares issuable upon the exercise of stock options that are exercisable within 60 days of April 20, 2009. Ms. Baskin, Messrs. Hahl, Harper, Koskinen, Lundine and Peterson, and Dr. Puryear have 113,330, 98,330, 98,330, 73,330, 98,330, 73,330 and 98,330 such shares, respectively.
(7)	Includes 10,963 shares that are owned by Ms. Baskin’s husband.
(8)	Includes 75,140 shares that are owned by Mr. Wilkus’ wife.
(9)	Includes 91,827 shares that are held in margin accounts or otherwise pledged.
(10)	Includes 75,000 shares that are held in margin accounts or otherwise pledged.
(11)	Includes 10,000 shares that are owned by Mr. Harper’s wife.
(12)	Includes 136 shares that are owned by Mr. Lundine’s son.
(13)	All of the shares are held in margin accounts or otherwise pledged. Includes 250 shares that are owned by Mr. Peterson’s wife. Mr. Peterson disclaims beneficial ownership of such shares.

SAI-26

CERTAIN TRANSACTIONS WITH RELATED PERSONS

We have procedures in place for the review, approval and monitoring of transactions involving us and certain persons related to us. As a BDC, the 1940 Act restricts us from participating in transactions with any persons affiliated with us, including our officers, directors, and employees and any person controlling or under common control with us (“Affiliates”).

In the ordinary course of business, we enter into transactions with portfolio companies that may be considered related party transactions. We have implemented certain procedures, both written and unwritten, to ensure that we do not engage in any prohibited transactions with any persons affiliated with us. If such affiliations are found to exist, we seek Board and/or committee review and approval or exemptive relief for such transactions, as appropriate.

In addition, the Code of Ethics, which is reviewed and approved by the Board of Directors and provided to all employees, directors and independent contractors, requires that all employees, directors and independent contractors avoid any situations or relationships that involve actual or potential conflicts of interest, or perceived conflicts of interest, between an individual’s personal interests and the interests of the company or our portfolio companies. Pursuant to the Code of Ethics, each employee, director, and independent contractor must disclose any conflicts of interest, or actions or relationships that might give rise to a conflict, to their supervisor or the Chief Compliance Officer. If a conflict is determined to exist, the employee, director or independent contractor must disengage from the conflict situation or terminate his or her employment with us. Our CEO, CFO, principal accounting officer (currently the Vice President, Financial and Accounting Reporting), Controller and certain other persons who may be designated by the Board of Directors or its Audit Committee (collectively, the Financial Executives) must consult with our Chief Compliance Officer with respect to any proposed actions or arrangements that are not clearly consistent with the Code of Ethics. In the event that a Financial Executive wishes to engage in a proposed action or arrangement that is not consistent with the Code of Ethics, the Financial Executive must obtain a waiver of the relevant Code of Ethics provisions in advance from our Audit Committee.

Loan Transactions.    We previously entered into a series of loan transactions with certain employees, including some of our executive officers pertaining to the exercise of options under certain of our Existing Option Plans. None of the loan transactions were entered into in 2008. Only the loans to Mr. Wilkus were outstanding in 2008. Mr. Wilkus entered into Option Exercise Agreements with the Company as of June 7, 1999, March 2, 2001, March 7, 2001, and December 12, 2001, providing for such loans and pertaining to the exercise of options to purchase 117,428, 50,000, 50,000 and 108,200 shares of our common stock, respectively. In each case, we loaned Mr. Wilkus the full option exercise price, which ranged from $15.00 to $22.875 per share of our common stock, plus additional sums for the payment of taxes associated with the exercise of the options. The total amount loaned to Mr. Wilkus was $6,891,467. Each loan was full recourse to Mr. Wilkus for all amounts due under the loan and provided for the quarterly payment of interest with the full principal amount due at maturity, which was nine years from the date of each loan. The interest rate charged on the June 1999 loan was 5.27% per annum, the interest rate charged on each of the March 2001 loans was 4.98% per annum and the interest rate charged on the December 2001 loan was 3.91% per annum. Each loan was initially collateralized by a pledge of the shares of our common stock purchased with the loan. Mr. Wilkus pledged 852,456 additional shares of our common stock as collateral for certain of the loans in 2009. As required by the 1940 Act, each loan was required to be fully collateralized and to be due 60 days following termination of Mr. Wilkus’ employment with us.

In June 2008, Mr. Wilkus repaid in cash the June 1999 loan in full, which was in the amount of $1,868,518. In March 2009, as a result of the decline in the value of the collateral securing the remaining three loans, we foreclosed on the collateral securing the loans, which consisted of 1,060,656 shares of our common stock. Under the terms of the loan agreements, the foreclosures occurred automatically and extinguished the loans.

Since the July 30, 2002, enactment of Sarbanes-Oxley Act of 2002, neither American Capital nor any of its subsidiaries has made any loans to any of our executive officers or directors. The only other loans made prior to

SAI-27

that date were loans similar to those noted above related to the exercise of options. Under the terms of the Sarbanes-Oxley Act of 2002, the loans to Mr. Wilkus were allowed to remain in effect in accordance with their then existing terms and conditions.

USIS.    In the ordinary course of business, we purchase background investigatory services from USIS. In 2008, we paid USIS $42,798 for such services. Mr. Harper is the retired Chairman of the Board of Directors of USIS.

INVESTMENT ADVISORY SERVICES

We are internally managed and therefore have not entered into any advisory agreement with, nor pay advisory fees to, an outside investment adviser.

SAFEKEEPING, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR, AND TRUSTEE

Our securities are held under custodian agreements by PNC Bank, National Association and Wells Fargo Bank, National Association. The address of the custodians are 249 Fifth Avenue, Pittsburgh, PA 15222 and Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, respectively. Our assets are held under bank custodianship in compliance with the 1940 Act. Computershare Trust Company, N.A. acts as our transfer and dividend paying agent and registrar. The principal business address of Computershare Trust Company, N.A. is P.O. Box 43010, Providence, RI 02940-3010. Wells Fargo Bank, National Association is the trustee under the indenture governing our debt securities. Its principal address is 919 Market St., Suite 1600, Wilmington, DE 19801.

CONSOLIDATED FINANCIAL STATEMENTS

We have included our audited consolidated financial statements as of December 31, 2008 and 2007, and for each of the three years in the period ended December 31, 2008, the consolidated financial highlights for each of the five years ended December 31, 2008, and the schedule 12-14 for the year ended December 31, 2008 in this prospectus.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we generally acquire and dispose of our investments in privately negotiated transactions, we infrequently use brokers in the normal course of business.

TAX STATUS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and does not purport to be a complete description of the income tax considerations. The discussion is based upon the Code, Treasury Regulations thereunder, and administrative and judicial interpretations thereof, each as of the date hereof, all of which are subject to change. Prospective investors should consult their own tax advisors with respect to tax considerations which pertain to their purchase of Securities. This summary does not discuss any aspects of foreign, state or local tax laws.

SAI-28

We have operated since October 1, 1997, so as to qualify to be taxed as a RIC within the meaning of Section 851 of the Code. If we qualify as a RIC and annually distribute to our shareholders in a timely manner at least 90% of our “investment company taxable income,” as defined in the Code, we will not be subject to federal income tax on the portion of our taxable income and capital gains distributed to shareholders. “Investment company taxable income” generally means taxable income, including net short-term capital gains but excluding net long-term capital gains. In addition, we will be liable for a nondeductible federal excise tax of 4% on our undistributed income unless for each calendar year we distribute (including through “deemed distributions”) an amount equal to or greater than the sum of (i) 98% of our “ordinary income” (generally, taxable income excluding net short-term and long-term capital gains), (ii) 98% of its “capital gain net income” (including both net short-term and long-term capital gains) realized for the 12-month period ending October 31 of such calendar year, and (iii) any shortfall in distributing all ordinary income and capital gain net income for the prior calendar year. We may elect to not distribute all of our investment company taxable income and pay the excise tax on the undistributed amount.

We received a ruling from the IRS clarifying the tax consequences of our conversion to a RIC, especially with regard to the treatment of any unrealized gain inherent in our assets (approximately $6.3 million) upon our conversion to RIC status (“built-in gain”). Under the terms of the ruling and applicable law, if our company realizes or is treated as realizing any of the built-in gain before October 1, 2007, we generally will be liable for corporate level federal income tax on the gain, which could not be eliminated by dividend payments.

In order to qualify as a RIC for federal income tax purposes, we must, among other things: (a) continue to qualify as a BDC under the 1940 Act, (b) derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to securities, loans, gains from the sale of stock or securities, or other income derived with respect to our business of investing in such stock or securities; and (c) diversify our holdings so that at the end of each quarter of the taxable year (i) at least 50% of the value of our assets consists of cash, cash items, securities of other RICs, U.S. government securities, and other securities if such other securities of any one issuer do not represent more than 5% of our assets or 10% of the outstanding voting securities of the issuer, and (ii) no more than 25% of the value of our assets are invested in the securities of one issuer (other than U.S. government securities or securities of other RICs) or of two or more issuers that are controlled (as determined under applicable Code rules) by us and are engaged in the same or similar or related trades or businesses.

If we acquire or are deemed to have acquired debt obligations that were issued originally at a discount or that otherwise are treated under applicable tax rules as having original issue discount, we will be required to include in income each year a portion of the original issue discount that accrues over the life of the obligation regardless of whether we receive cash representing such income in the same taxable year and to make distributions accordingly.

Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements and diversification requirements. However, under the 1940 Act, we are not permitted to make distributions to shareholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by other requirements relating to our status as a RIC, including the diversification requirements. If we dispose of assets in order to meet distribution requirements, we may make such dispositions at times which, from an investment standpoint, are not advantageous.

If we fail to satisfy the 90% distribution requirement or otherwise fail to qualify as a RIC in any taxable year, we will be subject to tax in such year on all of our taxable income, regardless of whether we make any distributions to our shareholders. In addition, in that case, all of our distributions to our shareholders will be characterized as ordinary income (to the extent of our current and accumulated earnings and profits).

Our wholly-owned consolidated subsidiary, American Capital Financial Services, Inc., is a corporation subject to corporate level federal, state or other local income tax. We also own all of the equity interests issued by ACS

SAI-29

Funding Trust I, a statutory trust, ACAS Business Loan LLC, 2004-1, a limited liability company, ACAS Business Loan LLC, 2005-1, a limited liability company, ACAS Business Loan LLC, 2006-1, a limited liability company ACAS Business Loan LLC, 2007-1, a limited liability company, ACAS Master Business Loan LLC, a limited liability company, ACAS Business Loan Trust 2007-2, a statutory trust, and ACAS CRE CDO 2007-1 Depositor, LLC. These subsidiaries are disregarded as separate entities for federal income tax purposes.

In some taxable years, we may have certain tax positions that are treated differently for Alternative Minimum Tax (AMT) purposes than for regular tax purposes. Tax regulations that prescribe how a RIC and its shareholders should handle the treatment of these AMT items have not been issued by the Treasury Department. Therefore, we may rely on former regulations which required shareholders to include their proportionate share of the Company’s AMT items in their AMT taxable income, unless we determine a more reasonable method may be applicable.

SAI-30

AMERICAN CAPITAL, LTD.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of American Capital, Ltd.

We have audited the accompanying consolidated balance sheets of American Capital, Ltd., including the consolidated schedules of investments, as of December 31, 2008 and 2007, and the related consolidated statements of operations, changes in net assets, and cash flows for each of the three years in the period ended December 31, 2008, and the consolidated financial highlights for each of the five years in the period ended December 31, 2008. These financial statements and the financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included verification by examination or confirmation of securities held by the custodians as of December 31, 2008 or by other appropriate auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of American Capital, Ltd. at December 31, 2008 and 2007, and the consolidated results of its operations, changes in its net assets and its cash flows for each of the three years in the period ended December 31, 2008, and its consolidated financial highlights for each of the five years in the period ended December 31, 2008, in conformity with U.S. generally accepted accounting principles.

The accompanying consolidated financial statements have been prepared assuming that American Capital, Ltd. will continue as a going concern. As more fully described in Note 2, the Company has incurred a net loss of $3.1 billion and has recognized $3.6 billion of net unrealized depreciation of investments for the year ended December 31, 2008. In addition, the Company has not complied with certain covenants of borrowing arrangements with lenders and note holders, and the Company is generally restricted from issuing any new debt because it has not met the 200% minimum asset coverage requirement under the Investment Company Act of 1940. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to these matters are described in Note 2. The December 31, 2008 consolidated financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result from the outcome of this uncertainty.

As discussed in Note 3 to the consolidated financial statements, effective January 1, 2006, the Company adopted Statement of Financial Accounting Standards No. 123 (revised 2004), Share-Based Payment.

We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States) American Capital, Ltd.’s internal control over financial reporting as of December 31, 2008, based on criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission and our report dated March 2, 2009 expressed an unqualified opinion thereon.

/s/    Ernst & Young LLP

McLean, Virginia

March 2, 2009

AMERICAN CAPITAL, LTD.

CONSOLIDATED BALANCE SHEETS

(in millions, except per share amounts)

	December 31,
	2008	2007
Assets
Investments at fair value (cost of $10,691 and $10,667, respectively)
Non-Control/Non-Affiliate investments (cost of $5,904 and $6,467, respectively)	$4,182	$6,351
Affiliate investments (cost of $405 and $394, respectively)	338	396
Control investments (cost of $4,382 and $3,806, respectively)	2,898	4,177
Derivative agreements (cost of $0 and $0, respectively)	9	4

Total investments at fair value	7,427	10,928
Cash and cash equivalents	209	143
Restricted cash and cash equivalents	71	401
Interest receivable	44	56
Other	159	204

Total assets	$7,910	$11,732

Liabilities and Shareholders’ Equity
Debt ($2,512 and $267, due within one year, respectively)	$4,428	$4,824
Derivative and option agreements (cost of $(20) and $1, respectively)	222	77
Accrued dividends payable	—	195
Other	105	195

Total liabilities	4,755	5,291

Commitments and contingencies
Shareholders’ equity:
Undesignated preferred stock, $0.01 par value, 5.0 shares authorized, 0 issued and outstanding	—	—
Common stock, $0.01 par value, 1,000.0 and 1,000.0 shares authorized, 214.3 and 201.4 issued and 204.7 and 195.9 outstanding, respectively	2	2

Capital in excess of par value	6,550	6,020
Notes receivable from sale of common stock	(5)	(7)
Undistributed net realized earnings	76	254
Net unrealized (depreciation) appreciation of investments	(3,468)	172

Total shareholders’ equity	3,155	6,441

Total liabilities and shareholders’ equity	$7,910	$11,732

Net asset value per common share	$15.41	$32.88

See accompanying notes.

AMERICAN CAPITAL, LTD.

CONSOLIDATED STATEMENTS OF OPERATIONS

(in millions, except per share data)

	Year Ended December 31,
	2008	2007	2006
OPERATING INCOME:
Interest and dividend income
Non-Control/Non-Affiliate investments	$597	$599	$385
Affiliate investments	39	63	51
Control investments	314	337	233

Total interest and dividend income	950	999	669

Asset management and other fee income
Non-Control/Non-Affiliate investments	35	116	104
Affiliate investments	1	3	5
Control investments	65	122	82

Total asset management and other fee income	101	241	191

Total operating income	1,051	1,240	860

OPERATING EXPENSES:
Interest	220	287	190
Salaries, benefits and stock-based compensation	206	254	161
General and administrative	95	99	73

Total operating expenses	521	640	424

OPERATING INCOME BEFORE INCOME TAXES	530	600	436
Provision for income taxes	(37)	(6)	(11)

NET OPERATING INCOME	493	594	425

Net realized gain (loss) on investments
Non-Control/Non-Affiliate investments	37	74	17
Affiliate investments	(22)	23	41
Control investments	117	101	117
Taxes on net realized gain	(54)	(6)	(17)
Foreign currency transactions	(6)	5	—
Derivative agreements	(40)	17	15

Total net realized gain on investments	32	214	173

Net unrealized (depreciation) appreciation of investments
Portfolio company investments	(3,480)	(126)	276
Foreign currency translation	(41)	98	32
Derivative and option agreements	(119)	(80)	(11)

Total net unrealized (depreciation) appreciation of investments	(3,640)	(108)	297

Total net (loss) gain on investments	(3,608)	106	470

(DECREASE) INCREASE IN NET ASSETS RESULTING FROM OPERATIONS BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGE	(3,115)	700	895
Cumulative effect of accounting change, net of tax	—	—	1

NET (DECREASE) INCREASE IN NET ASSETS RESULTING FROM OPERATIONS (NET (LOSS) EARNINGS)	$(3,115)	$700	$896

NET OPERATING INCOME PER COMMON SHARE:
Basic	$2.42	$3.42	$3.15
Diluted	$2.42	$3.36	$3.11
NET (LOSS) EARNINGS PER COMMON SHARE:
Basic	$(15.29)	$4.03	$6.63
Diluted	$(15.29)	$3.96	$6.55
WEIGHTED AVERAGE SHARES OF COMMON STOCK OUTSTANDING:
Basic	203.7	173.9	135.1
Diluted	203.7	176.9	136.8
DIVIDENDS DECLARED PER COMMON SHARE	$3.09	$3.72	$3.33

See accompanying notes.

AMERICAN CAPITAL, LTD.

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

(in millions, except per share data)

	Year Ended December 31,
	2008	2007	2006
Operations:
Net operating income	$493	$594	$425
Net realized gain on investments	32	214	173
Net unrealized (depreciation) appreciation of investments	(3,640)	(108)	297
Cumulative effect of accounting change, net of tax	—	—	1

Net (decrease) increase in net assets resulting from operations	(3,115)	700	896

Shareholder distributions:
Common stock dividends from net operating income	(493)	(594)	(425)
Common stock dividends in excess of net operating income	(130)	(61)	(29)

Net decrease in net assets resulting from shareholder distributions	(623)	(655)	(454)

Capital share transactions:
Issuance of common stock	444	2,001	1,020
Issuance of common stock under stock option plans	5	30	44
Issuance of common stock under dividend reinvestment plan	—	48	29
Purchase of common stock held in deferred compensation trusts	(71)	(111)	(124)
Purchase of treasury stock	(6)	—	—
Deconsolidation of stock held in ECFS deferred compensation trusts	—	22	—
Stock-based compensation	81	62	35
Other	(1)	2	(2)

Net increase in net assets resulting from capital share transactions	452	2,054	1,002

Total (decrease) increase in net assets	(3,286)	2,099	1,444
Net assets at beginning of period	6,441	4,342	2,898

Net assets at end of period	$3,155	$6,441	$4,342

Net asset value per common share	$15.41	$32.88	$29.42

Common shares outstanding at end of period	204.7	195.9	147.6

See accompanying notes.

AMERICAN CAPITAL, LTD.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in millions)

	Year Ended December 31,
	2008	2007	2006
Operating activities:
Net (decrease) increase in net assets resulting from operations	$(3,115)	$700	$896
Adjustments to reconcile net (decrease) increase in net assets resulting from operations to net cash provided by operating activities:
Net unrealized depreciation (appreciation) of investments	3,640	108	(297)
Net realized gain on investments	(32)	(214)	(173)
Accrued payment-in-kind interest and dividends	(177)	(207)	(145)
Collection of loan origination fees	15	37	46
Amortization of deferred finance costs, premiums and discounts	14	8	8
Depreciation of property and equipment	18	8	4
Stock-based compensation and other deferred compensation expense	81	71	35
Decrease (increase) in interest receivable	14	(23)	(16)
Decrease (increase) in other assets	41	23	(55)
(Decrease) increase in other liabilities	(96)	(4)	115
Other	(20)	(14)	(12)

Net cash provided by operating activities	383	493	406

Investing activities:
Purchases of investments	(1,517)	(6,915)	(5,773)
Fundings on portfolio company revolving credit facility investments, net	(365)	(112)	(52)
Principal repayments	850	1,887	1,812
Proceeds from loan syndications and loan sales	349	1,601	456
Collection of payment-in-kind notes and dividends and accreted loan discounts	64	74	77
Proceeds from sale of equity investments	913	975	1,102
Capital expenditures for property and equipment	(7)	(35)	(25)
Other	(16)	18	14

Net cash provided by (used in) investing activities	271	(2,507)	(2,389)

Financing activities:
(Payments on) proceeds from issuance of notes payable from asset securitizations, net	(317)	740	443
(Draws) payments on revolving credit facilities, net	(79)	(100)	806
Proceeds from unsecured debt issuance	—	547	22
(Repayments of) proceeds from TRS facility, net	—	(296)	186
Increase in deferred financing costs	(18)	(14)	(9)
Decrease (increase) in debt service escrows	330	(168)	(111)
Issuance of common stock	449	2,031	1,064
Purchase of common stock held in deferred compensation trusts	(71)	(111)	(124)
Purchase of treasury stock	(6)	—	—
Distributions paid	(819)	(542)	(298)
Payment of federal income tax for deemed capital gain distribution	(54)	—	(15)
Other	(3)	—	(1)

Net cash (used in) provided by financing activities	(588)	2,087	1,963

Net increase (decrease) in cash and cash equivalents	66	73	(20)
Cash and cash equivalents at beginning of period	143	77	97
Cash eliminated with deconsolidation of European Capital Financial Services (Guernsey) Limited	—	(7)	—

Cash and cash equivalents at end of period	$209	$143	$77

Supplemental Disclosures:
Cash paid for interest	$218	$260	$175
Cash paid for taxes	$65	$10	$37
Non-cash investing activities:
Stock proceeds received from sale of equity investments	$—	$32	$—
Non-cash financing activities:
Issuance of common stock in conjunction with dividend reinvestment plan	$—	$48	$29

See accompanying notes.

AMERICAN CAPITAL, LTD.

CONSOLIDATED FINANCIAL HIGHLIGHTS

(in millions, except per share data)

	Year Ended December 31,
	2008	2007	2006	2005	2004
Per Share Data:
Net asset value at beginning of the period	$32.88	$29.42	$24.37	$21.11	$17.83

Net operating income(1)	2.42	3.42	3.15	3.16	2.88
Net realized gain (loss) on investments(1)	0.16	1.23	1.28	0.37	(0.49)
Net unrealized (depreciation) appreciation on investments(1)	(17.87)	(0.62)	2.20	0.15	1.30

Net (decrease) increase in net assets resulting from operations(1)	(15.29)	4.03	6.63	3.68	3.69
Issuance of common stock	0.12	2.91	1.96	2.67	2.42
Shareholder distributions	(3.09)	(3.72)	(3.33)	(3.08)	(2.91)
Other, net(2)	0.79	0.24	(0.21)	(0.01)	0.08

Net asset value at end of period	$15.41	$32.88	$29.42	$24.37	$21.11

Ratio/Supplemental Data:
Per share market value at end of period	$3.24	$32.96	$46.26	$36.21	$33.35
Total (loss) gain(3)	(88.75)%	(21.42)%	40.00%	18.98%	22.94%
Shares outstanding at end of period	204.7	195.9	147.6	118.9	88.7
Net assets at end of period	$3,155	$6,441	$4,342	$2,898	$1,872
Average net assets(4)	$5,194	$5,719	$3,643	$2,297	$1,498
Average debt outstanding(5)	$4,508	$4,572	$3,021	$1,892	$1,000
Average debt outstanding per common share(1)(5)	$22.13	$26.30	$22.36	$19.05	$13.09
Ratio of operating expenses to average net assets	10.03%	11.19%	11.64%	9.93%	7.60%
Ratio of operating expenses, net of interest expense, to average net assets	5.79%	6.17%	6.42%	5.55%	5.14%
Ratio of interest expense to average net assets	4.24%	5.02%	5.22%	4.38%	2.46%
Ratio of net operating income to average net assets	9.49%	10.39%	11.67%	13.67%	14.69%

(1)	Weighted average basic per share data.
(2)	Represents the impact of (i) the other components in the changes in net assets, including other capital transactions such as the purchase of common stock held in deferred compensation trusts, stock-based compensation, income tax deductions related to the exercise of stock options and distribution of stock awards in excess of GAAP expense credited to additional paid-in capital, repayments of notes receivable from the sale of common stock and the purchase of treasury stock and (ii) the different share amounts used in calculating per share data as a result of calculating certain per share data based upon the weighted average basic shares outstanding during the period and certain per share data based on the shares outstanding as of a period end or transaction date.
(3)	Total loss is based on the change in the market value of our common stock taking into account dividends reinvested in accordance with the terms of our dividend reinvestment plan.
(4)	Based on the average of ending net assets as of the end of each reporting period.
(5)	Based on a daily weighted average balance of debt outstanding during the period.

See accompanying notes.

AMERICAN CAPITAL, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2008

(in millions, except share data)

Company (4)	Industry	Investments	Interest Rate (5)	Maturity Date	# of shares/ units owned	Principal	Cost	Fair Value

NON-CONTROL / NON-AFFILIATE INVESTMENTS
Aerus, LLC	Household Durables	Common Membership Warrants(1)			250,000		$0.2	$—
Affordable Care Holding Corp.	Health Care Providers & Services	Subordinated Debt(7)	15.0%	11/13-11/14		64.6	63.8	64.6
		Convertible Preferred Stock			70,752		83.9	83.9
		Common Stock(1)			17,687,156		17.7	13.1
							165.4	161.6
Algoma Holding Company	Building Products	Subordinated Debt(7)	12.3%	4/13		13.4	13.2	12.4
		Convertible Preferred Stock(1)			23,319		—	5.3
							13.2	17.7
American Acquisition, LLC	Diversified Financial Services	Senior Debt	12.5%	12/12		26.0	25.6	24.2
AmWins Group, Inc.	Insurance	Senior Debt(7)	6.5%	6/14		18.6	18.6	12.3
Anchor Drilling Fluids USA, Inc.	Energy Equipment & Services	Senior Debt(7)	11.3%	4/13		7.9	7.9	7.9
		Subordinated Debt(7)	14.5%	4/15		61.1	60.5	60.5
							68.4	68.4
Aspect Software	IT Services	Senior Debt	9.2%	7/12		20.0	19.9	16.1
Autodis S.A.(3)	Distributors	Senior Debt(6)	10.3%	6/15		4.6	3.8	1.6
		Subordinated Debt(6)	15.0%	12/15		3.1	2.6	—
							6.4	1.6
Avalon Laboratories Holding Corp.	Health Care Equipment & Supplies	Senior Debt(7)	11.0%	1/14		17.1	17.0	17.2
		Subordinated Debt(7)	18.0%	1/15		21.8	21.2	17.0
		Convertible Preferred Stock(1)			148,742		24.3	—
		Common Stock(1)			7,829		1.3	—
							63.8	34.2
Avanti Park Place LLC	Real Estate	Senior Debt	8.3%	6/10		5.9	6.0	6.0
Axygen Holdings Corporation	Health Care Equipment & Supplies	Subordinated Debt(7)	14.5%	9/14		61.5	60.8	61.5
		Redeemable Preferred Stock			205,204		45.5	64.2
		Convertible Preferred Stock			48,736		14.2	14.2
		Common Stock(1)			207,770		20.9	24.2
							141.4	164.1
BBB Industries, LLC	Auto Components	Senior Debt(7)	6.0%	6/14		21.2	21.2	15.6
Belloto Holdings Limited(3)	Household Durables	Subordinated Debt	12.1%	6/17		2.6	2.4	1.7
		Subordinated Debt(6)	12.3%	6/17		1.3	1.2	0.1
		PIK Note(1)	15.0%	12/17		10.0	8.9	—
		Ordinary Shares(1)			32,434		0.1	—
							12.6	1.8
Berry-Hill Galleries, Inc.	Distributors	Senior Debt	15.4%	3/10		7.7	7.7	7.7
		Common Stock Warrants(1)					0.1	0.1
							7.8	7.8
Blue Wolf Capital Fund II, L.P.	Capital Markets	Limited Partnership Interest(1)					1.1	1.1
Butler Animal Health Supply, LLC	Health Care Providers & Services	Senior Debt(7)	7.8%	7/12		8.0	8.0	6.9
CAMP Systems International, Inc.	Transportation Infrastructure	Senior Debt(7)	9.6%	9/14		30.0	29.7	22.6
Carestream Health, Inc.	Health Care Equipment & Supplies	Senior Debt(7)	7.4%	10/13		15.0	15.0	9.1

AMERICAN CAPITAL, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

(in millions, except share data)

Company (4)	Industry	Investments	Interest Rate (5)	Maturity Date	# of shares/ units owned	Principal	Cost	Fair Value
CH Holding Corp.	Leisure Equipment & Products	Senior Debt(6) Redeemable Preferred Stock(1)	8.0%	5/11	21,215	13.1	13.0 42.7	5.0 —
		Convertible Preferred Stock(1)			665,000		—	—
		Common Stock(1)			1		—	—
							55.7	5.0
Cinelease, Inc.	Electronic Equipment & Instruments	Senior Debt(7)	7.8%	3/12-3/13		58.2	57.7	45.8
		Common Stock(1)			583		0.6	0.7
							58.3	46.5
CMX Inc.	Construction & Engineering	Senior Debt(7)	6.7%	5/11-5/12		97.1	95.9	66.0
		Senior Debt(6)(7)	8.1%	5/12		46.3	46.3	—
		Common Stock(1)			35,000		—	—
							142.2	66.0
Compusearch Holdings Company, Inc.	Software	Subordinated Debt(7)	12.0%	6/12		12.6	12.4	12.4
		Convertible Preferred Stock(1)			23,342		0.9	1.5
							13.3	13.9
Contec. LLC	Household Durables	Subordinated Debt(7)	14.0%	9/15-9/16		135.0	133.7	127.2
Corrpro Companies, Inc.	Construction & Engineering	Subordinated Debt	12.5%	3/11		13.0	11.5	11.6
		Redeemable Preferred Stock			1,165,930		1.7	1.7
		Common Stock Warrants(1)			5,022,576		3.5	8.6
							16.7	21.9
CyrusOne Networks, LLC	IT Services	Senior Debt(7)	9.1%	1/14		19.9	19.8	17.1
Delsey Holding(3)	Textiles, Apparel & Luxury Goods	Senior Debt	9.5%	2/12		20.7	20.7	23.3
DelStar, Inc.	Building Products	Subordinated Debt(7)	14.0%	12/12		18.7	18.5	18.7
		Redeemable Preferred Stock			26,613		16.7	33.6
		Convertible Preferred Stock			29,569		3.4	3.4
		Common Stock Warrants(1)			89,020		16.9	5.0
							55.5	60.7
Direct Marketing International LLC	Media	Subordinated Debt(7)	15.2%	7/12		29.3	29.0	29.0
Dyno Holding Corp.	Auto Components	Senior Debt(7)	9.5%	11/13		41.9	41.5	41.9
		Subordinated Debt(7)	16.0%	11/14		27.4	27.2	27.4
		Convertible Preferred Stock(1)			389,759		40.5	6.4
		Common Stock(1)			97,440		10.1	—
							119.3	75.7
Easton Bell Sports LLC	Leisure Equipment & Products	Common Units(1)			1,985,748		0.7	4.2
Edline, LLC	Software	Subordinated Debt(7)	14.0%	7/13		18.1	14.4	18.6
		Membership Warrants(1)			6,447,500		6.0	16.0
							20.4	34.6
FAMS Acquisition, Inc.	Diversified Financial Services	Subordinated Debt(7) Convertible Preferred Stock(1)	14.8%	11/13-11/14	861,364	26.1	25.9 20.9	26.1 11.0
							46.8	37.1
FCC Holdings, LLC	Commercial Banks	Subordinated Debt	15.8%	12/12		75.0	74.4	63.8
Foamex, L.P.(2)	Household Durables	Senior Debt(6)	8.3%	2/13-2/14		23.2	22.0	6.2
Ford Motor Company(2)	Automobiles	Revolver Commitment		12/11			(6.7)	(60.4)

AMERICAN CAPITAL, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

(in millions, except share data)

Company (4)	Industry	Investments	Interest Rate (5)	Maturity Date	# of shares/ units owned	Principal	Cost	Fair Value
Formed Fiber Technologies, Inc.	Auto Components	Subordinated Debt(6)	15.0%	8/11		13.9	11.1	3.0
		Common Stock Warrants(1)			122,397		0.1	—
							11.2	3.0
FPI Holding Corporation	Food Products	Senior Debt	14.7%	5/11-5/14		23.4	23.3	23.4
		Senior Debt(6)	17.3%	5/15		9.1	8.7	5.5
		Subordinated Debt(6)	21.5%	5/15-5/16		18.6	17.4	—
		Redeemable Preferred Stock(1)			4,469		39.1	—
		Convertible Preferred Stock(1)			21,715		23.3	—
		Common Stock(1)			5,429		5.8	—
							117.6	28.9
French Lick Resorts & Casino Hotels, LLC	Hotels, Restaurants & Leisure	Senior Debt	10.8%	4/14		31.7	25.7	18.3
FU/WD Opa Locka, LLC	Real Estate	Senior Debt	8.0%	9/17-9/24		32.5	31.0	27.1
Genband Inc.	Communications Equipment	Common Stock(1)			2,975,631		14.7	4.0
Golden Key US LLC	Diversified Financial Services	Commercial Paper(1)	5.3%	10/07		7.3	7.3	4.0
HMSC Corporation	Insurance	Senior Debt(7)	6.0%	10/14		3.5	3.5	2.0
HomeAway, Inc.	Diversified Consumer Services	Redeemable Preferred Stock(1)			384,297		0.7	0.6
		Convertible Preferred Stock(1)			1,661,820		9.7	26.8
							10.4	27.4
Hopkins Manufacturing Corporation	Auto Components	Subordinated Debt(7)	15.3%	7/12		36.9	36.6	35.4
		Redeemable Preferred Stock			2,915		5.9	5.6
							42.5	41.0
III Exploration II, LP	Oil, Gas & Consumable Fuels	Senior Debt(7)	8.8%	4/14		20.0	20.0	16.9
Infiltrator Systems, Inc.	Building Products	Senior Debt(7)	16.0%	10/13		37.0	36.6	36.6
Innova Holdings, Inc.	Energy Equipment & Services	Senior Debt(7)	9.4%	3/13		11.5	11.4	11.5
		Subordinated Debt(7)	15.0%	3/14		17.7	17.5	17.7
		Convertible Preferred Stock			14,283		21.6	30.8
							50.5	60.0
Inovis International, Inc.	Software	Senior Debt(7)	8.4%	5/10		88.0	87.5	82.6
Intergraph Corporation	Software	Senior Debt(7)	8.2%	12/14		3.0	3.0	2.7
iTradeNetwork, Inc.	IT Services	Senior Debt(7)	11.5%	12/13		25.0	24.8	24.3
JHCI Acquisition, Inc.	Commercial Services & Supplies	Senior Debt(7)	6.0%	12/14		19.0	19.1	11.7
Jones Stephens Corp.	Building Products	Subordinated Debt(7)	13.5%	9/13-9/14		23.2	22.9	19.5
J-Pac, LLC	Health Care Equipment & Supplies	Senior Debt(7)	12.0%	1/14		15.0	14.8	14.5
		Subordinated Debt	18.9%	1/14		9.6	9.3	8.8
		Common Unit Warrants(1)			500,000		—	0.1
		Preferred Unit Warrants(1)			263,158		0.2	0.1
							24.3	23.5
KIK Custom Products, Inc.(3)	Household Products	Senior Debt(6)	8.5%	11/14		21.5	21.5	3.6
LabelCorp Holdings, Inc	Paper & Forest Products	Senior Debt	8.1%	8/13-8/14		2.0	1.6	1.1
		Subordinated Debt	14.0%	8/15-8/16		60.5	59.9	57.0
							61.5	58.1

AMERICAN CAPITAL, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

(in millions, except share data)

Company (4)	Industry	Investments	Interest Rate (5)	Maturity Date	# of shares/ units owned	Principal	Cost	Fair Value
LCW Holdings, LLC	Real Estate	Senior Debt	8.4%	10/12		31.5	30.5	32.9
		Warrant(1)			12.3%		0.9	5.4
							31.4	38.3
LJVH Holdings Inc.(3)	Beverages	Senior Debt(7)	7.0%	1/15		28.5	28.6	21.4
LN Acquisition Corp.	Machinery	Senior Debt(7)	6.8%	1/15		21.5	21.6	15.9
Logex Corporation	Road & Rail	Subordinated Debt(6)	12.2%	3/09		12.8	9.1	0.2
LTM Enterprises, Inc.	Personal Products	Senior Debt(7)	10.2%	11/11		19.0	19.0	17.0
MagnaCare Holdings, Inc.	Health Care Providers & Services	Subordinated Debt(7)	14.8%	1/13		14.0	13.9	13.9
Medical Billing Holdings, Inc.		Subordinated Debt(7)	15.0%	9/13		10.7	10.5	10.7
		Convertible Preferred Stock(1)			13,199,000		13.2	13.7
		Common Stock(1)			3,299,582		3.3	—
							27.0	24.4
MGM Holdings II, Inc.	Media	Senior Debt(6)	4.7%	6/11		2.0	1.7	0.9
Mirion Technologies	Electrical Equipment	Senior Debt(7)	7.2%	5/10-11/11		124.7	124.2	126.1
		Subordinated Debt(7)	15.2%	9/09-5/12		50.8	50.5	50.9
		Convertible Preferred Stock			435,724		48.5	93.7
		Common Stock(1)			24,503		2.8	3.6
		Common Stock Warrants(1)			222,156		18.6	31.0
							244.6	305.3
Mitchell International, Inc.	IT Services	Senior Debt(7)	6.8%	3/15		5.0	5.0	3.3
National Processing Company Group, Inc.	Diversified Financial Services	Senior Debt(7)	10.7%	9/14		53.0	52.8	38.8
NBD Holdings Corp.	Diversified Financial Services	Senior Subordinated Debt(7)	14.0%	8/13		45.7	45.2	45.2
		Convertible Preferred Stock			84,174		10.4	10.4
		Common Stock(1)			633,408		0.1	0.1
							55.7	55.7
Net1 Las Colinas Manager, LLC	Real Estate	Senior Debt	7.7%	10/15		5.1	5.2	4.8
Nivel Holdings, LLC	Distributors	Senior Debt(7)	10.6%	10/13		62.2	61.7	57.5
Orchard Brands Corporation	Internet & Catalog Retail	Senior Debt(7)	13.5%	4/13-4/14		308.8	305.9	211.0
		Subordinated Debt	10.0%	4/14		60.2	60.2	32.1
		Common Stock(1)			565,885		—	0.1
							366.1	243.2
Pan Am International Flight Academy, Inc.	Commercial Services & Supplies	Subordinated Debt(6)(7)	18.0%	7/13		28.6	25.2	21.3
		Convertible Preferred Stock(1)			8,234		8.2	—
							33.4	21.3
Panavision, Inc.	Electronic Equipment & Instruments	Senior Debt	6.6%	3/11		2.0	1.7	1.1
PaR Systems, Inc.	Machinery	Senior Debt	4.7%	7/13		4.7	4.5	4.5
Phillips & Temro Industries, Inc.	Auto Components	Senior Debt(7)	12.8%	12/10-12/11		23.8	23.7	23.7
		Subordinated Debt(7)	16.3%	12/12		17.4	17.4	17.4
							41.1	41.1
Qioptiq S.A.R.L.(3)	Electronic Equipment & Instruments	Subordinated Debt	10.2%	3/18		29.3	29.0	29.0
Ranpak Acquisition Company	Containers & Packaging	Senior Debt(7)	8.8%	12/13-12/14		142.2	140.9	114.0

AMERICAN CAPITAL, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

(in millions, except share data)

Company (4)	Industry	Investments	Interest Rate (5)	Maturity Date	# of shares/ units owned	Principal	Cost	Fair Value
RDR Holdings, Inc.	Household Durables	Subordinated Debt(7)	15.4%	10/14-10/15		216.8	215.0	216.8
		Convertible Preferred Stock			154,142		164.4	122.9
		Common Stock(1)			1,541,415		1.5	—
							380.9	339.7
Roarke - Money Mailer, LLC	Media	Common Membership Units(1)			3.5%		0.9	1.3
Scanner Holdings Corporation	Computers & Peripherals	Senior Debt(7)	5.3%	5/12-5/13		11.9	11.6	11.9
		Subordinated Debt(7)	14.0%	5/14		20.7	20.5	20.7
		Convertible Preferred Stock(1)			77,640,000		7.8	7.4
		Common Stock(1)			78,242		0.1	—
							40.0	40.0
Securus Technologies, Inc.	Diversified Telecommunication Services	Common Stock(1)			12		0.7	—
Seroyal Holdings, L.P.(3)	Health Care Equipment & Supplies	Redeemable Preferred Partnership Units			26,274		0.5	0.6
		Partnership Units(1)			95,280		0.8	1.4
							1.3	2.0
Sleep Innovations, Inc.(9)	Household Durables	Senior Debt	11.0%	4/9		2.3	2.3	2.3
		Senior Debt(6)	7.9%	4/09-4/14		30.6	22.9	6.8
							25.2	9.1
Small Smiles Holding Company, LLC	Health Care Providers & Services	Senior Debt	5.6%	9/12		12.1	7.0	5.2
		Subordinated Debt(6)(7)	15.0%	9/13-9/14		100.5	87.9	—
							94.9	5.2
Soil Safe Holdings, LLC	Commercial Services & Supplies	Senior Debt	9.1%	8/13-8/14		52.2	51.7	50.0
		Subordinated Debt(7)	14.7%	8/15-8/17		58.5	57.9	54.5
							109.6	104.5
Spectrum Brands, Inc.(2)	Household Products	Senior Debt(6)	6.6%	3/13		8.7	8.3	5.0
Supreme Corq Holdings, LLC	Household Products	Common Membership Warrants(1)			5,670		0.4	—
Swank Audio Visuals, L.L.C.	Commercial Services & Supplies	Senior Debt(7)	8.9%	8/14		48.5	48.1	31.7
Tanenbaum-Harber Co. Holdings, Inc.		Redeemable Preferred Stock(1)			376		0.5	0.5
		Common Stock(1)			3,861		—	—
							0.5	0.5
TestAmerica Environmental Services, LLC	Commercial Services & Supplies	Senior Debt(7)	5.9%	12/11-12/13		11.1	10.9	9.5
		Senior Debt(6)(7)	9.2%	12/13		21.2	20.9	—
		Subordinated Debt(6)	14.0%	12/14		41.7	39.5	—
		Preferred Unit(1)			11,659,298		6.9	—
		Preferred Unit Warrants(1)			1,998,961		4.8	—
							83.0	9.5
The Tensar Corporation	Construction & Engineering	Senior Debt(7)	8.5%	5/13		82.0	81.2	60.0
		Subordinated Debt	17.5%	10/13		43.5	43.2	38.1
							124.4	98.1
ThreeSixty Sourcing, Inc.(3)	Commercial Services & Supplies	Common Stock Warrants(1)			35		4.1	1.3
TransFirst Holdings, Inc.	Commercial Services & Supplies	Senior Debt(7)	7.5%	6/15		50.0	49.6	39.3

AMERICAN CAPITAL, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

(in millions, except share data)

Company (4)	Industry	Investments	Interest Rate (5)	Maturity Date	# of shares/ units owned	Principal	Cost	Fair Value
triVIN, Inc.	Commercial Services & Supplies	Subordinated Debt(7)	15.0%	6/14-6/15		19.9	19.7	19.9
		Convertible Preferred Stock(1)			247,000,000		26.3	16.6
		Common Stock(1)			6,319,923		6.3	—
							52.3	36.5
True Temper Sports, Inc.	Leisure Equipment & Products	Senior Debt	9.3%	6/11		2.0	1.9	1.3
Tyden Caymen Holdings Corp.	Electronic Equipment & Instruments	Senior Debt(7)	10.5%	5/10-11/11		12.0	11.9	12.0
		Subordinated Debt(7)	13.8%	5/12		14.5	14.4	14.6
		Common Stock(1)			1,165,930		1.1	2.9
							27.4	29.5
Velocity Financial Group, Inc.	Diversified Financial Services	Subordinated Debt	15.0%	4/14		17.8	17.6	17.6
		Convertible Preferred Stock(1)			11,659,298		20.4	8.7
							38.0	26.3
Venus Swimwear, Inc.	Internet & Catalog Retail	Senior Debt	9.7%	12/11-12/12		21.9	21.6	17.6
		Subordinated Debt(6)	20.0%	12/13		25.4	19.2	1.3
							40.8	18.9
WRH, Inc.	Life Sciences Tools & Services	Senior Debt(7)	5.7%	9/13-9/14		4.3	4.3	4.3
		Subordinated Debt(7)	14.7%	7/14-9/14		81.7	81.0	81.4
		Convertible Preferred Stock			2,008,575		226.0	226.0
		Common Stock(1)			502,144		49.9	20.6
							361.2	332.3
WWC Acquisitions, Inc.	Commercial Services & Supplies	Senior Debt(7)	7.2%	12/11-12/13		34.0	33.6	26.7
Zencon Holdings Corporation	Internet Software & Services	Senior Debt(7)	6.5%	5/13		17.2	17.1	17.2
		Subordinated Debt(7)	15.3%	5/14		21.0	20.8	21.0
		Convertible Preferred Stock(1)			5,246,686		7.5	16.5
							45.4	54.7
ZSF/WD Fitzgerald, LLC	Real Estate	Senior Debt	8.2%	9/24		1.2	1.1	0.6
ZSF/WD Hammond, LLC	Real Estate	Senior Debt	8.0%	9/17-9/24		40.7	38.9	33.2
ZSF/WD Jacksonville, LLC	Real Estate	Senior Debt	8.1%	9/17-9/24		20.5	19.5	15.9
ZSF/WD Montgomery-31, LLC	Real Estate	Senior Debt	8.0%	9/17-9/24		33.8	32.2	27.9
ZSF/WD Opa Locka, LLC	Real Estate	Senior Debt	8.2%	9/24		0.4	0.4	0.1
ZSF/WD Orlando, LLC	Real Estate	Senior Debt	8.1%	9/17-9/24		20.8	19.7	16.2
CMBS AND REAL ESTATE CDO INVESTMENTS
ACAS CRE CDO 2007-1, Ltd.	Real Estate	Class C through Class N Notes Preferred Shares	5.7%	11/31	417,086,293	345.5	201.1 17.7	13.7 4.2
							218.8	17.9
Banc of America	Real Estate	Forward Purchase commitment to purchase Banc of America Commercial Mortgage Trust 2007-1, Commercial Mortgage Pass-Through Certificates ($5.8 Fair Value)		4/09			18.2	3.7
CD 2007-CD4 Commercial Mortgage Trust	Real Estate	Commercial Mortgage Pass-Through Certificates	5.7%	4/17		14.1	8.8	1.3

AMERICAN CAPITAL, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

(in millions, except share data)

Company (4)	Industry	Investments	Interest Rate (5)	Maturity Date	# of shares/ units owned	Principal	Cost	Fair Value
CD 2007-CD5 Mortgage Trust	Real Estate	Commercial Mortgage Pass-Through Certificates	6.2%	12/17		14.8	10.2	2.1
Citigroup Commercial Mortgage Securites Trust 2007-C6	Real Estate	Commercial Mortgage Pass-Through Certificates	5.5%	7/17		152.9	68.1	16.4
COBALT CMBS Commercial Mortgage Trust 2007-C3	Real Estate	Commercial Mortgage Pass-Through Certificates	5.2%	10/17		11.1	8.6	0.8
Countrywide Commercial Mortgage Trust 2007-MF1	Real Estate	Commercial Mortgage Pass-Through Certificates	6.1%	11/37-11/40		24.0	9.3	1.8
Credit Suisse Commercial Mortgage Trust 2007-C3	Real Estate	Commercial Mortgage Pass-Through Certificates	5.6%	7/17		13.2	10.6	1.0
Credit Suisse Commercial Mortgage Trust Series 2007-C4	Real Estate	Commercial Mortgage Pass-Through Certificates	5.8%	8/17		20.8	12.1	4.6
GE Commercial Mortgage Corporation, Series 2007-C1	Real Estate	Commercial Mortgage Pass-Through Certificates	5.5%	12/19		37.0	31.4	3.4
GS Morgtage Securities Trust 2006-GG10	Real Estate	Commercial Mortgage Pass-Through Certificates	5.7%	7/17		63.7	52.3	4.7
J.P. Morgan Chase Commercial Mortgage Securities Trust 2007-LDP11	Real Estate	Commercial Mortgage Pass-Through Certificates	5.6%	7/17		142.7	62.7	11.7
J.P. Morgan Chase		Forward Purchase commitment to purchase J.P. Morgan Chase Commercial Mortgage Securities Trust 2007-LDP11, Commercial Mortgage Pass-Through Certificates ($1.9 Fair Value)		1/09-5/09			7.2	0.8
J.P. Morgan Chase		Forward Purchase commitment to purchase ML-CFC Commercial Mortgage Trust 2007-6, Commercial Mortgage Pass-Through Certificates ($0.9 Fair Value)		1/09			2.9	0.6
LB-UBS Commercial Mortgage Trust 2007-C6	Real Estate	Commercial Mortgage Pass-Through Certificates	6.2%	8/17		36.6	22.1	4.9
LB-UBS Commercial Mortgage Trust 2008-C1	Real Estate	Commercial Mortgage Pass-Through Certificates	6.2%	7/23-7/24		19.4	7.3	2.4
ML-CFC Commercial Mortgage Trust 2007-8	Real Estate	Commercial Mortgage Pass-Through Certificates	6.0%	8/17		32.8	19.5	4.4
Wachovia Bank Commercial Mortgage Trust 2007-C31	Real Estate	Commercial Mortgage Pass-Through Certificates	5.8%	5/17		20.0	11.4	2.8

AMERICAN CAPITAL, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

(in millions, except share data)

Company (4)	Industry	Investments	Interest Rate (5)	Maturity Date	# of shares/ units owned	Principal	Cost	Fair Value
Wachovia Bank Commercial Mortgage Trust, Series 2007-C32	Real Estate	Commercial Mortgage Pass-Through Certificates	5.7%	10/17		161.6	76.1	13.4
Wachovia Bank Commercial Mortgage Trust, Series 2007-C34	Real Estate	Commercial Mortgage Pass-Through Certificates	5.3%	10/17-9/24		96.2	43.4	8.3
Wachovia Bank Commercial Trust 2006-C28	Real Estate	Commercial Mortgage Pass-Through Certificates	6.0%	11/16		5.0	3.1	0.5
CLO INVESTMENTS
ACAS CLO 2007-1, Ltd.	Diversified Financial Services	Secured Notes				8.5	8.4	1.3
		Subordinated Notes				25.9	23.0	8.2
							31.4	9.5
Ares IIIR/IVR CLO Ltd.	Diversified Financial Services	Subordinated Notes				20.0	16.8	5.1
Ares VIII CLO, Ltd.	Diversified Financial Services	Preference Shares			6,241		4.3	1.1
Avalon Capital Ltd. 3	Diversified Financial Services	Preferred Securities			13,796		4.5	1.7
Babson CLO Ltd. 2006-II	Diversified Financial Services	Income Notes				15.0	13.4	5.7
BALLYROCK CLO 2006-2 LTD.	Diversified Financial Services	Deferrable Notes				2.5	2.1	0.5
Cent CDO 12 Limited	Diversified Financial Services	Income Notes				26.4	22.6	8.3
Centurion CDO 8 Limited	Diversified Financial Services	Subordinated Notes				5.0	3.1	1.4
Champlain CLO	Diversified Financial Services	Preferred Securities			1,000,000		0.5	0.1
CoLTs 2005-1 Ltd.(3)	Diversified Financial Services	Preference Shares(1)			360		6.7	3.0
CoLTs 2005-2 Ltd.(3)	Diversified Financial Services	Preference Shares			34,170,000		29.3	7.8
CREST Exeter Street Solar 2004-2	Diversified Financial Services	Preferred Securities			3,089,177		2.7	0.3
Eaton Vance CDO X PLC(3)	Diversified Financial Services	Secured Subordinated Income Notes				15.0	13.0	4.3
Essex Park CDO Ltd.	Diversified Financial Services	Preferred Securities			5,750,000		1.8	1.3
Flagship CLO V	Diversified Financial Services	Deferrable Notes				1.7	1.3	0.3
		Subordinated Securities			15,000		13.2	4.0
							14.5	4.3
Galaxy III CLO, Ltd	Diversified Financial Services	Subordinated Notes				4.0	2.3	0.9
LightPoint CLO IV, LTD	Diversified Financial Services	Income Notes				6.7	6.2	0.7
LightPoint CLO VIII, Ltd.	Diversified Financial Services	Deferrable Notes				7.0	6.5	1.7
LightPoint CLO VII, Ltd.	Diversified Financial Services	Subordinated Notes			90		7.6	3.2

AMERICAN CAPITAL, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

(in millions, except share data)

Company (4)	Industry	Investments	Interest Rate (5)	Maturity Date	# of shares/ units owned	Principal	Cost	Fair Value
Mayport CLO Ltd.	Diversified Financial Services	Income Notes				14.0	12.1	4.0
NYLIM Flatiron CLO 2006-1 LTD.(3)	Diversified Financial Services	Subordinated Securities				10.0	8.9	3.2
Octagon Investment Partners VII, Ltd.	Diversified Financial Services	Preferred Securities			5,000,000		2.1	0.8
Sapphire Valley CDO I, Ltd.	Diversified Financial Services	Subordinated Notes				14.0	12.4	4.8
Vitesse CLO, Ltd.	Diversified Financial Services	Preferred Securities			20,000,000		15.2	3.8
Subtotal Non-Control / Non-Affiliate Investments (58% of total investment assets and liabilities at fair value)							$5,904.1	$4,182.0

AFFILIATE INVESTMENTS
Aptara, Inc.	IT Services	Senior Debt	11.5%	8/09		3.0	3.0	3.0
		Subordinated Debt(7)	16.3%	8/09		43.5	43.3	43.3
		Subordinated Debt(6)(7)	19.0%	8/09		11.8	10.0	3.7
		Redeemable Preferred Stock(1)			15,107		14.1	—
		Convertible Preferred Stock(1)			2,549,410		8.8	—
		Preferred Stock Warrants(1)			230,681		1.0	—
							80.2	50.0
Coghead, Inc.	Internet Software & Services	Subordinated Debt	10.0%	4/09		0.1	0.1	0.1
		Convertible Preferred Stock(1)			5,489,656		2.6	0.2
		Preferred Stock Warrants			1		—	—
							2.7	0.3
Creditcards.com, Inc.	Diversified Consumer Services	Senior Debt(7)	11.0%	6/13		140.9	140.1	136.1
		Subordinated Debt(7)	15.0%	6/14		28.4	28.0	26.6
		Common Stock(1)			1,094,645		1.6	4.2
							169.7	166.9
Egenera, Inc.	Computers & Peripherals	Subordinated Debt	15.0%	12/10		2.8	2.4	2.4
		Redeemable Preferred Stock(1)			523,040		0.4	9.7
		Common Stock(1)			8,046,865		25.0	—
							27.8	12.1
HALT Medical, Inc.	Health Care Equipment & Supplies	Convertible Preferred Stock(1)			5,053,292		8.1	8.7
IS Holdings I, Inc.	Software	Senior Debt(7)	7.9%	6/14		20.0	19.8	15.6
		Redeemable Preferred Stock			1,297		1.6	1.5
		Common Stock(1)			1,165,930		—	4.6
							21.4	21.7
Narus, Inc.	Internet Software & Services	Convertible Preferred Stock(1)			23,583,196		8.4	2.1
		Preferred Stock Warrants(1)			5,440,881		—	—
							8.4	2.1
Nursery Supplies, Inc.	Containers & Packaging	Redeemable Preferred Stock(1)			2,116		—	—
		Common Stock Warrants(1)			625		—	—
							—	—
Primrose Holding Corporation	Diversified Consumer Services	Common Stock(1)			4,213		2.7	7.4
Qualitor Component Holdings, LLC	Auto Components	Subordinated Debt(7) Redeemable Preferred Units(1)	17.0%	12/12	3,150,000	35.6	35.3 3.1	35.9 1.1
		Common Units(1)			350,000		0.4	—
							38.8	37.0

AMERICAN CAPITAL, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

(in millions, except share data)

Company (4)	Industry	Investments	Interest Rate (5)	Maturity Date	# of shares/ units owned	Principal	Cost	Fair Value
Radar Detection Holdings Corp.	Household Durables	Senior Debt(7) Common Stock(1)	9.4%	11/12	40,688	13.0	13.0 0.6	9.5 0.6
							13.6	10.1
Roadrunner Dawes, Inc.	Road & Rail	Subordinated Debt(7)	18.0%	9/12		19.3	19.2	19.2
		Common Stock(1)			7,000		7.0	0.1
							26.2	19.3
Tymphany Corporation	Electronic Equipment & Instruments	Senior Debt(1)	0.0%	4/09		2.2	2.2	—
WFS Holding, Inc.	Software	Convertible Preferred Stock			20,403,772		2.8	2.8
Subtotal Affiliate Investments (5% of total investment assets and liabilities at fair value)							$404.6	$338.4

CONTROL INVESTMENTS
ACAS Equity Holdings Corp.	Diversified Financial Services	Common Stock(1)			589		14.7	4.3
ACAS Real Estate Holdings Corporation	Real Estate	Subordinated Debt Common Stock(1)	15.0%	5/16	1,000	0.8	0.8 5.4	— —
							6.2	—
American Capital Agency Corp.(2)(8)	Real Estate Investment Trusts	Common Stock			5,000,100		100.0	101.5
American Capital, LLC	Capital Markets	Senior Debt	7.7%	9/12		10.6	10.4	10.6
		Common Membership Interest			100%		58.5	164.7
							68.9	175.3
American Driveline Systems, Inc.	Diversified Consumer Services	Subordinated Debt(7)	14.0%	12/14-12/15		41.7	41.2	41.7
		Redeemable Preferred Stock			403,357		28.4	44.1
		Common Stock(1)			128,681		10.8	2.7
		Common Stock Warrants(1)			204,663		17.3	4.2
							97.7	92.7
Auxi Health, Inc.	Health Care Providers & Services	Subordinated Debt(6)	5.8%	3/09		8.9	3.2	1.1
Barton-Cotton Holding Corporation	Commercial Services & Supplies	Subordinated Debt(6)	14.0%	9/14		34.1	28.6	—
		Redeemable Preferred Stock(1)			28,263		15.7	—
		Convertible Preferred Stock(1)			66,551		6.7	—
		Common Stock(1)			607		0.1	—
		Common Stock Warrants(1)			125,610		12.5	—
		Guarantee					—	(10.0)
							63.6	(10.0)
Capital.com, Inc.	Diversified Financial Services	Common Stock(1)			8,500,100		1.5	0.4
CIBT Travel Solutions, Inc.	Commercial Services & Supplies	Senior Debt	5.9%	1/13-1/14		74.8	74.0	74.8
		Subordinated Debt(7)	15.0%	1/10-1/16		43.1	42.7	43.1
		Convertible Preferred Stock(1)			776,800		77.7	35.2
		Common Stock(1)			194,200		19.4	—
							213.8	153.1
Consolidated Bedding, Inc.	Household Durables	Senior Debt	11.4%	6/13		10.7	10.5	10.2
		Senior Debt(6)	11.4%	6/13		113.1	103.7	23.0
		Subordinated Debt(6)	21.7%	12/13		92.0	78.4	—
		Convertible Preferred Stock(1)			16,423		3.0	—
		Common Stock(1)			471,470		—	—
							195.6	33.2

AMERICAN CAPITAL, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

(in millions, except share data)

Company (4)	Industry	Investments	Interest Rate (5)	Maturity Date	# of shares/ units owned	Principal	Cost	Fair Value
Contour Semiconductor, Inc.	Semiconductors & Semiconductor Equipment	Convertible Preferred Stock(1)			9,738,995		10.0	10.6
Core Business Credit, LLC	Diversified Financial Services	Subordinated Debt	14.1%	5/15		19.5	19.3	19.3
		Convertible Preferred Units(1)			155,150		15.5	16.1
		Common Units(1)			38,788		3.9	3.3
							38.7	38.7
ECA Acquisition Holdings, Inc	Health Care Equipment & Supplies	Subordinated Debt(7)	16.5%	12/14		13.0	12.9	13.0
		Common Stock(1)			583		11.1	5.1
							24.0	18.1
eLynx Holdings, Inc.	IT Services	Senior Debt(7)	9.8%	6/13		9.6	9.5	9.6
		Subordinated Debt(6)(7)	10.0%	6/13		14.6	13.4	1.4
		Redeemable Preferred Stock(1)			21,114		9.0	—
		Convertible Preferred Stock(1)			7,929		6.0	—
		Common Stock(1)			11,261		1.1	—
		Preferred Stock Warrants(1)			120,652		—	—
		Common Stock Warrants(1)			1,078,792		13.1	—
							52.1	11.0
Endeavor Fund I, LP	Thrifts & Mortgage Finance	Partnership Interest			100%		29.7	20.9
ETG Holdings, Inc.	Containers & Packaging	Senior Debt(6)	10.4%	5/11		13.4	10.8	2.6
		Subordinated Debt(6)	14.3%	5/12-5/13		15.8	10.9	—
		Convertible Preferred Stock(1)			233,201		11.4	—
		Preferred Stock Warrants(1)			40,000		—	—
							33.1	2.6
European Capital Limited(2)(3)	Diversified Financial Services	Senior Debt	7.5%	11/09-2/11		363.6	358.7	363.6
		Ordinary Shares			72,305,938		921.8	116.9
							1,280.5	480.5
European Touch, LTD. II	Commercial Services & Supplies	Subordinated Debt	12.0%	12/10		3.1	3.1	3.1
		Subordinated Debt(6)	18.1%	12/10		20.5	15.6	2.2
		Redeemable Preferred Stock(1)			263		0.3	—
		Common Stock(1)			1,688		0.9	—
		Common Stock Warrants(1)			7,105		3.7	—
							23.6	5.3
EXPL Pipeline Holdings LLC	Oil, Gas & Consumable Fuels	Senior Debt	9.6%	1/17		42.3	41.9	42.3
		Common Membership Units(1)			58,297		44.5	12.0
							86.4	54.3
Fosbel Global Services (LUXCO) S.C.A(3)	Commercial Services & Supplies	Subordinated Debt(7)	14.0%	12/13		19.6	19.6	19.6
		Subordinated Debt(6)(7)	17.0%	12/14		18.6	15.5	15.7
		Redeemable Preferred Stock(1)			18,449,456		18.5	—
		Convertible Preferred Stock(1)			1,519,368		3.0	—
		Common Stock(1)			108,526		0.2	—
							56.8	35.3
Fountainhead Estate Holding Corp.(3)	Internet Software & Services	Senior Debt Redeemable Preferred Stock(1)	5.7%	10/13	115,538	24.5	24.5 11.6	24.5 11.6
		Convertible Preferred Stock(1)			59,250		59.3	2.6
							95.4	38.7

AMERICAN CAPITAL, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

(in millions, except share data)

Company (4)	Industry	Investments	Interest Rate (5)	Maturity Date	# of shares/ units owned	Principal	Cost	Fair Value
FreeConferenceroom.com, Inc.	Diversified Telecommunication Services	Senior Debt(7)	8.3%	4/11-5/11		14.8	14.7	14.9
		Subordinated Debt	15.0%	5/12		10.1	10.0	10.1
		Redeemable Preferred Stock(1)			14,042,095		12.8	4.5
		Common Stock(1)			6,088,229		2.3	—
		Common Stock Warrants(1)			8,181,695		—	—
							39.8	29.5
Future Food, Inc.	Food Products	Senior Debt	6.9%	7/10		17.2	17.2	17.3
		Subordinated Debt(6)	12.4%	7/11-7/12		13.5	12.5	3.8
		Common Stock(1)			64,917		13.0	—
		Common Stock Warrants(1)			6,500		1.3	—
							44.0	21.1
FutureLogic, Inc.	Computers & Peripherals	Senior Debt(7)	9.7%	2/10-2/12		48.2	48.0	48.2
		Subordinated Debt(7)	15.0%	2/13		32.6	32.3	32.6
		Common Stock(1)			129,514		15.6	3.7
							95.9	84.5
FV Holdings Corporation	Food Products	Subordinated Debt(7)	14.5%	6/15		23.1	23.1	23.1
		Convertible Preferred Stock(1)			292,000		14.3	23.8
		Common Stock(1)			125,000		6.1	10.2
							43.5	57.1
Group Montana, Inc.	Textiles, Apparel & Luxury Goods	Senior Debt(7)	10.4%	10/10-10/11		16.1	16.1	16.1
		Senior Debt(6)(7)	12.9%	10/11		5.1	4.8	2.1
		Subordinated Debt(6)	25.0%	10/12		18.8	13.6	—
		Convertible Preferred Stock(1)			4,000		1.0	—
		Common Membership Interest(1)			2.5%		0.7	—
							36.2	18.2
Halex Holdings Corp.	Construction Materials	Senior Debt(6)	13.5%	9/11-10/13		24.9	23.4	9.9
		Subordinated Debt(6)	18.8%	8/15		24.3	15.9	—
		Redeemable Preferred Stock(1)			23,213,046		30.2	—
		Common Stock(1)			30,263,219		—	—
		Common Stock Warrants(1)			18,750,000		—	—
							69.5	9.9
Hartstrings Holdings Corp.	Textiles, Apparel & Luxury Goods	Senior Debt(1)	0.0%	12/10		13.5	13.5	13.5
		Senior Debt(6)	0.0%	12/10		2.9	2.7	0.7
		Convertible Preferred Stock(1)			10,196		3.0	—
		Common Stock(1)			14,250		4.8	—
							24.0	14.2
Imperial Supplies Holdings, Inc.	Trading Companies and Distributors	Subordinated Debt	16.0%	10/14		22.1	21.9	21.9
		Redeemable Preferred Stock			19,604		14.7	21.6
		Convertible Preferred Stock(1)			19,604		20.2	8.1
		Common Stock(1)			442,187		11.3	—
							68.1	51.6
Kingway Inca Clymer Holdings, Inc.	Building Products	Subordinated Debt(6)	12.3%	4/12		1.8	—	—
		Redeemable Preferred Stock(1)			13,709		9.2	0.7
		Common Stock(1)			7,826		—	—
							9.2	0.7

AMERICAN CAPITAL, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

(in millions, except share data)

Company (4)	Industry	Investments	Interest Rate (5)	Maturity Date	# of shares/ units owned	Principal	Cost	Fair Value
Lifoam Holdings, Inc.	Leisure Equipment & Products	Senior Debt	8.0%	6/13		22.2	22.2	22.2
		Subordinated Debt	7.8%	6/13		18.3	18.3	18.2
		Subordinated Debt(6)	8.3%	6/13		18.4	15.9	2.3
		Redeemable Preferred Stock(1)			6,160		4.2	—
		Convertible Preferred Stock(1)			15,797		12.2	—
		Common Stock(1)			14,000		1.4	—
		Preferred Stock Warrants(1)			15,640		—	—
		Common Stock Warrants(1)			434,938		2.9	—
							77.1	42.7
LLSC Holdings Corporation	Personal Products	Senior Debt(7)	7.7%	8/12		5.5	5.5	5.5
		Subordinated Debt(7)	12.0%	8/13		5.5	5.5	5.5
		Convertible Preferred Stock(1)			7,496		8.1	4.7
		Common Stock(1)			833		—	—
		Common Stock Warrants(1)			675		—	—
							19.1	15.7
LVI Holdings, LLC	Commercial Services & Supplies	Senior Debt(7)	8.9%	2/10		2.4	2.4	2.3
		Subordinated Debt(7)	18.0%	2/13		11.4	11.3	11.4
							13.7	13.7
Montgomery Lane, LLC (DE LLC)	Diversified Financial Services	Common Membership Units(1)			100		10.3	6.8
Montgomery Lane, LTD (Cayman)(3)	Diversified Financial Services	Common Membership Units(1)			50,000		7.2	0.8
MW Acquisition Corporation	Health Care Providers & Services	Subordinated Debt(7)	11.3%	2/13-2/14		25.0	24.7	25.0
		Convertible Preferred Stock(1)			38,016		13.5	13.9
		Common Stock(1)			51,521		—	0.1
							38.2	39.0
NECCO Holdings, Inc.	Food Products	Senior Debt	13.4%	12/12		4.1	4.1	4.1
		Common Stock(1)			760,869		0.1	0.1
							4.2	4.2
NECCO Realty Investments, LLC	Real Estate	Senior Debt(7)	14.0%	12/17		37.7	37.0	37.7
		Common Membership Units(1)			7,000		4.9	9.8
							41.9	47.5
Oceana Media Finance, LLC	Commercial Banks	Common Membership Units(1)			145,742		14.6	11.4
Paradigm Precision Holdings, LLC	Aerospace & Defense	Senior Debt	6.4%	2/09		19.2	19.1	19.1
		Subordinated Debt	18.7%	10/13-10/14		93.7	92.8	92.8
		Common Membership Units(1)			478,488		17.5	6.1
							129.4	118.0
PHC Sharp Holdings, Inc.	Commercial Services & Supplies	Senior Debt(7)	7.7%	12/11-12/12		16.0	15.8	16.0
		Subordinated Debt	17.0%	12/14		8.3	8.3	8.3
		Subordinated Debt(6)	19.0%	12/14		8.4	7.3	0.5
		Common Stock(1)			367,881		4.2	—
							35.6	24.8
PHI Acquisitions, Inc.	Internet & Catalog Retail	Senior Debt(7)	8.0%	6/12		10.0	9.9	10.0
		Subordinated Debt(7)	12.7%	6/13		23.6	23.4	23.6
		Redeemable Preferred Stock(1)			36,267		24.6	19.2
		Common Stock(1)			40,295		3.9	—
		Common Stock Warrants(1)			116,065		11.6	—
							73.4	52.8

AMERICAN CAPITAL, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

(in millions, except share data)

Company (4)	Industry	Investments	Interest Rate (5)	Maturity Date	# of shares/ units owned	Principal	Cost	Fair Value
Piper Aircraft, Inc.	Aerospace & Defense	Subordinated Debt	8.0%	7/13		0.7	0.2	0.7
		Common Stock(1)			478,797		0.1	22.6
							0.3	23.3
Resort Funding Holdings, Inc.	Diversified Financial Services	Senior Debt	9.2%	4/10		10.6	10.6	10.6
		Common Stock(1)			583		20.5	1.2
							31.1	11.8
Sixnet, LLC	Electronic Equipment & Instruments	Senior Debt(7)	9.8%	6/12-6/13		37.4	37.0	34.4
		Membership Units(1)			356		4.5	7.2
							41.5	41.6
SMG Holdings, Inc.	Hotels, Restaurants & Leisure	Senior Debt(7)	6.9%	7/14		5.9	5.9	5.9
		Subordinated Debt(7)	12.5%	6/15		119.4	118.5	119.5
		Convertible Preferred Stock			1,101,673		121.5	102.9
		Common Stock(1)			275,419		27.5	—
							273.4	228.3
Specialty Brands of America, Inc.	Food Products	Subordinated Debt(7)	14.0%	5/14		34.1	33.8	34.1
		Redeemable Preferred Stock			122,017		8.2	13.8
		Common Stock(1)			128,175		2.3	4.0
		Common Stock Warrants(1)			56,819		1.4	1.8
							45.7	53.7
SPL Acquisition Corp.	Pharmaceuticals	Senior Debt	7.0%	10/12-10/13		83.9	83.0	83.9
		Subordinated Debt(7)	15.3%	8/14-8/15		49.9	49.3	49.9
		Convertible Preferred Stock			84,043		48.0	48.0
		Common Stock(1)			84,043		—	10.4
							180.3	192.2
Stravina Holdings, Inc.	Personal Products	Senior Debt(6)	0.0%	4/11		3.5	3.5	—
UFG Holding Corp.	Food Products	Subordinated Debt	16.5%	5/15		27.9	27.4	27.4
		Subordinated Debt(6)	20.1%	5/16		35.4	31.3	18.7
		Redeemable Preferred Stock(1)			20,602		12.6	—
		Convertible Preferred Stock(1)			4,777		4.6	—
		Common Stock(1)			51,504		13.2	—
		Guarantee					—	(1.5)
							89.1	44.6
UFG Real Estate Holdings, LLC	Real Estate	Common Membership(1)					—	1.4
Unique Fabricating Incorporated	Auto Components	Senior Debt(7)	11.5%	2/10-2/12		5.3	5.2	5.3
		Subordinated Debt(6)(7)	17.0%	2/13		7.7	6.5	0.5
		Redeemable Preferred Stock(1)			292,958		1.6	—
		Common Stock Warrants(1)			6,862		0.2	—
							13.5	5.8
Unwired Holdings, Inc.	Household Durables	Senior Debt	10.2%	6/10-6/11		10.4	10.3	10.4
		Subordinated Debt(6)	15.0%	6/12-6/13		21.5	14.0	0.6
		Redeemable Preferred Stock(1)			14,630		14.6	—
		Common Stock(1)			126,001		1.3	—
		Preferred Stock Warrants(1)			485,133		—	—
		Common Stock Warrants(1)			5,479,077		—	—
							40.2	11.0
VP Acquisition Holdings, Inc.	Health Care Equipment & Supplies	Subordinated Debt(7)	14.5%	10/13-10/14		19.5	19.3	19.5
		Common Stock(1)			19,780		24.7	45.1
							44.0	64.6

AMERICAN CAPITAL, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

(in millions, except share data)

Company (4)	Industry	Investments	Interest Rate (5)	Maturity Date	# of shares/ units owned	Principal	Cost	Fair Value
Warner Power, LLC	Electrical Equipment	Subordinated Debt(7)	12.6%	10/09		5.0	5.0	5.0
		Redeemable Preferred Membership Units			3,796,269		4.8	5.5
		Common Membership Units(1)			27,400		1.9	6.0
							11.7	16.5
WIS Holding Company, Inc.	Commercial Services & Supplies	Subordinated Debt(7)	14.8%	1/14-1/15		103.8	103.0	103.8
		Convertible Preferred Stock			703,406		82.3	132.6
		Common Stock(1)			175,852		17.6	30.2
							202.9	266.6
WSACS RR Holdings LLC	Real Estate	Common Membership Units(1)			3,170,176		3.2	3.2

CDO / CLO INVESTMENTS
ACAS Wachovia Investments, L.P.	Diversified Financial Services	Partnership Interest			90%		11.5	1.4
Subtotal Control Investments (40% of total investment assets and liabilities at fair value)							$4,382.3	$2,897.8

Counterparty (4)	Instrument	Interest Rate (5)	Expiration Date (5)	# of contracts	Notional	Cost	Fair Value

DERIVATIVE AGREEMENTS
Citibank, N.A.	Interest Rate Swaption - Pay Floating/ Receive Fixed	4.6%	4/12-11/19	2	43.5	—	3.8
Wachovia Bank, N.A.	Interest Rate Swap - Pay Fixed/ Receive Floating	5.1%	8/19	1	37.0	—	3.8
BMO Financial Group	Interest Rate Swaption - Pay Floating/ Receive Fixed	5.5%	11/12	1	22.9	—	1.1
Subtotal Derivative Agreements (less than 1% of total investment assets and liabilities at fair value)						—	8.7
Total Investment Assets						$10,691.0	$7,426.9
DERIVATIVE & OPTION AGREEMENTS
Citibank, N.A.	Interest Rate Swap - Pay Fixed/ Receive Floating	4.8%	4/12-11/19	4	666.9	—	(45.9)
BMO Financial Group	Interest Rate Swap - Pay Fixed/ Receive Floating	5.4%	2/13-8/17	5	479.9	—	(43.5)
Wachovia Bank, N.A.	Interest Rate Swap - Pay Fixed/ Receive Floating	4.9%	1/14-8/19	3	379.1	—	(33.0)
UniCredit Group	Interest Rate Swap - Pay Fixed/ Receive Floating	5.7%	7/17	1	66.0	—	(10.6)
WestLB AG	Interest Rate Swap - Pay Fixed/ Receive Floating	5.8%	6/17	1	55.0	—	(8.3)
Credit Suisse International	Interest Rate Swap - Pay Fixed/ Receive Floating	5.8%	6/17	1	26.1	—	(3.9)
Fortis Financial Services LLC	Interest Rate Swap - Pay Fixed/ Receive Floating	5.7%	7/17	1	22.3	—	(5.9)
Citibank, N.A.	Foreign Exchange Swap - Pay Euros/ Receive GBP		2/11	1		—	(1.5)
European Capital Limited(2)(3)	Put Option		12/10			(19.7)	(69.4)
Total Investment Liabilities (3% of total investment assets and liabilities at fair value)						$(19.7)	$(222.0)

(1)	Non-income producing.
(2)	Publicly traded company or a consolidated subsidiary of a public company.
(3)	International investment.
(4)	Certain of the securities are issued by affiliate(s) of the listed portfolio company.
(5)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by the nature of indebtedness by a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(6)	Debt security is on non-accrual status and therefore considered non-income producing.
(7)	All or a portion of the securities are pledged as collateral under various secured financing arrangements.
(8)	2,500,100 shares with a cost of $50.0 and a fair value of $48.1 are restricted for sale until May 2009.
(9)	Portfolio company has filed for reorganization under Chapter 11 of the United States Bankruptcy Code.

AMERICAN CAPITAL, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2007

(in millions, except share data)

Company (4)	Industry	Investments	Interest Rate (5)	Maturity Date (5)	# of shares/ units owned	Principal/ Notional	Cost	Fair Value

NON-CONTROL/NON-AFFILIATE INVESTMENTS
Aerus, LLC	Household Durables	Common Membership Warrants(1)			250,000		$0.2	$—
Affordable Care Holding Corp.	Health Care Providers & Services	Subordinated Debt(7)	15.0%	11/13-11/14		$52.8	52.1	52.1
		Convertible Preferred Stock			70,752		77.4	92.4
		Common Stock(1)			17,687,156		17.7	23.1
							147.2	167.6
Algoma Holding Company	Building Products	Subordinated Debt(7)	13.8%	4/13		13.0	12.9	12.9
		Convertible Preferred Stock(1)			23,319		—	7.8
							12.9	20.7
American Acquisition, LLC	Diversified Financial Services	Senior Debt	14.7%	12/13		13.0	12.5	12.5
AmWins Group, Inc.	Insurance	Senior Debt(7)	11.1%	6/14		18.6	18.6	18.6
Aspect Software	IT Services	Senior Debt	12.3%	7/12		20.0	19.8	19.8
Astrodyne Corporation	Electrical Equipment	Senior Debt(7)	13.2%	4/11		6.5	6.4	6.4
		Subordinated Debt(7)	12.0%	4/12		11.0	10.9	10.9
		Redeemable Preferred Stock(1)			1		—	—
		Convertible Preferred Stock			322,208		6.8	11.3
							24.1	28.6
Avanti Park Place LLC	Real Estate	Senior Debt	8.3%	6/10		6.3	6.3	6.3
Axygen Holdings Corporation	Health Care Equipment & Supplies	Subordinated Debt(7)	14.5%	9/14		60.0	59.2	59.2
		Redeemable Preferred Stock			205,204		40.5	40.5
		Convertible Preferred Stock			48,736		13.5	13.5
		Common Stock(1)			2,566		0.3	0.4
		Common Stock Warrants(1)			205,204		19.1	47.7
							132.6	161.3
Barton-Cotton Holding Corporation	Commercial Services & Supplies	Subordinated Debt(7)	14.0%	9/14		29.6	29.2	29.2
		Redeemable Preferred Stock(1)			28,263		15.7	19.8
		Convertible Preferred Stock(1)			67,158		6.7	—
		Common Stock Warrants(1)			125,610		12.6	3.5
							64.2	52.5
BBB Industries, LLC	Auto Components	Senior Debt(7)	10.8%	6/14		21.2	21.2	21.2
Belloto Holdings Limited(3)	Household Durables	Subordinated Debt	15.1%	6/17		3.8	3.7	3.7
		PIK Note(1)	15.0%	12/17			9.0	9.1
		Ordinary Shares(1)			32,434		0.1	0.1
							12.8	12.9
Berry-Hill Galleries, Inc.	Distributors	Senior Debt(7)	8.1%	9/08-3/12		37.2	36.9	36.9
		Common Stock Warrants(1)					0.1	0.1
							37.0	37.0
BLI Partners, LLC	Personal Products	Common Membership Interest(1)					17.3	2.3
BSW Investors II, LLC	Real Estate	Senior Debt(7)	7.3%	8/28		2.0	2.0	2.0
Butler Animal Health Supply, LLC	Health Care Providers & Services	Senior Debt(7)	11.4%	7/12		8.0	8.0	8.0
CAMP Systems International, Inc.	Transportation Infrastructure	Senior Debt(7)	10.6%	9/14		30.0	29.7	29.7
Carestream Health, Inc.	Health Care Equipment & Supplies	Senior Debt(7)	10.3%	10/13		15.0	15.0	15.0

AMERICAN CAPITAL, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

(in millions, except share data)

Company (4)	Industry	Investments	Interest Rate (5)	Maturity Date (5)	# of shares/ units owned	Principal/ Notional	Cost	Fair Value
CH Holding Corp.	Leisure Equipment & Products	Senior Debt(6)	12.0%	5/11		13.1	13.0	3.5
		Redeemable Preferred Stock(1)			21,215		42.7	—
		Convertible Preferred Stock(1)			665,000		—	—
		Common Stock(1)			1		—	—
							55.7	3.5
CIBT Global Inc.	Commercial Services & Supplies	Senior Debt(7)	11.0%	5/11-6/12		108.0	106.8	106.8
Cinelease, Inc.	Electronic Equipment & Instruments	Senior Debt(7)	10.6%	12/08-3/13		60.6	60.0	60.0
		Common Stock(1)			583		0.6	0.6
							60.6	60.6
CMX Inc.	Construction & Engineering	Senior Debt(7)	10.4%	5/11-5/12		146.1	144.6	144.6
		Common Stock(1)			35,000		0.1	0.1
							144.7	144.7
Compusearch Holdings Company, Inc.	Software	Subordinated Debt(7)	12.0%	6/12		12.6	12.4	12.4
		Convertible Preferred Stock(1)			23,342		0.9	0.9
							13.3	13.3
Consolidated Bedding, Inc.	Household Durables	Senior Debt(7)	11.5%	6/13		95.0	94.9	94.9
		Senior Debt(7)(6)	12.4%	6/13		27.8	26.7	10.2
		Subordinated Debt(6)	14.0%	12/13		30.5	28.1	—
		Common Stock Warrants(1)			154,127		—	—
							149.7	105.1
Contec Holdings Ltd.	Household Durables	Subordinated Debt(7)	14.0%	6/13-6/14		86.7	85.6	85.6
		Convertible Preferred Stock			76,952		86.6	130.9
		Common Stock(1)			19,237,842		19.2	32.7
							191.4	249.2
Corrpro Companies, Inc.	Construction & Engineering	Subordinated Debt(7)	12.5%	3/11		14.0	12.1	12.1
		Redeemable Preferred Stock			1,165,930		1.4	1.4
		Common Stock Warrants(1)			5,022,576		3.5	8.2
							17.0	21.7
CyrusOne Networks, LLC	IT Services	Senior Debt(7)	12.4%	1/14		15.1	14.9	14.9
DelStar, Inc.	Building Products	Subordinated Debt(7)	14.0%	12/12		18.4	18.1	18.1
		Redeemable Preferred Stock			26,613		14.3	14.3
		Convertible Preferred Stock			29,569		3.2	3.5
		Common Stock Warrants(1)			89,020		16.9	28.4
							52.5	64.3
Direct Marketing International LLC	Media	Subordinated Debt(7)	14.2%	7/12		28.5	28.2	28.2
Dyno Holding Corp.	Auto Components	Senior Debt	9.2%	11/13		45.5	45.0	45.0
		Subordinated Debt	16.0%	11/14		26.6	26.3	26.3
		Convertible Preferred Stock			389,759		40.7	40.7
		Common Stock(1)			97,440		10.1	10.1
							122.1	122.1
Easton Bell Sports LLC	Leisure Equipment & Products	Common Units(1)			2,049,204		0.7	4.2
Edline, LLC	Software	Subordinated Debt(7)	14.0%	7/13		17.8	13.6	13.6
		Membership Warrants(1)			6,447,500		6.0	13.3
							19.6	26.9
FAMS Acquisition, Inc.	Diversified Financial Services	Subordinated Debt(7)	14.8%	11/13-11/14		25.5	25.2	25.2
		Convertible Preferred Stock(1)			861,364		20.9	20.2
							46.1	45.4

AMERICAN CAPITAL, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

(in millions, except share data)

Company (4)	Industry	Investments	Interest Rate (5)	Maturity Date (5)	# of shares/ units owned	Principal/ Notional	Cost	Fair Value
FCC Holdings, LLC	Commercial Banks	Subordinated Debt(7)	19.9%	12/12		75.0	74.3	74.3
Ford Motor Company(2)	Automobiles	Senior Debt		6/11			(5.3)	(10.1)
Formed Fiber Technologies, Inc.	Auto Components	Subordinated Debt(6)	15.0%	8/11		15.9	11.4	2.0
		Common Stock Warrants(1)			122,397		0.1	—
							11.5	2.0
FPI Holding Corporation	Food Products	Senior Debt(7)	8.7%	5/11-5/12		50.0	49.2	49.2
		Subordinated Debt(6)(7)	15.0%	5/13		39.9	36.6	34.0
		Convertible Preferred Stock(1)			21,715		23.3	—
		Common Stock(1)			5,429		5.8	—
							114.9	83.2
French Lick Resorts & Casino Hotels, LLC	Hotels, Restaurants & Leisure	Senior Debt	10.8%	4/14		47.7	40.3	35.8
FU/WD Opa Locka, LLC	Real Estate	Senior Debt	8.0%	9/17-9/24		33.1	31.5	31.5
Golden Key US LLC	Diversified Financial Services	Commercial Paper(1)	5.3%	10/07		7.3	7.3	6.8
HMSC Corporation	Insurance	Senior Debt(7)	10.7%	10/14		3.5	3.5	3.5
HomeAway, Inc.	Diversified Consumer Services	Senior Debt(7)	10.9%	12/12		98.4	97.3	97.3
		Redeemable Preferred Stock			384,297		0.7	0.7
		Convertible Preferred Stock			1,923,786		10.4	16.7
		Common Stock(1)			384,297		0.8	3.3
							109.2	118.0
Hopkins Manufacturing Corporation	Auto Components	Subordinated Debt(7)	16.1%	7/12		34.6	34.3	34.3
		Redeemable Preferred Stock			2,915		5.1	5.1
							39.4	39.4
III Exploration II, LP	Oil, Gas & Consumable Fuels	Senior Debt	11.5%	4/14		20.0	20.0	20.0
Infiltrator Systems, Inc.	Building Products	Senior Debt(7)	12.2%	10/13		52.2	51.5	51.5
Innova Holdings, Inc.	Energy Equipment & Services	Senior Debt(7)	12.7%	3/13		11.5	11.3	11.3
		Subordinated Debt(7)	15.0%	3/14		17.3	17.1	17.1
		Convertible Preferred Stock			14,283		17.5	29.9
							45.9	58.3
Inovis International, Inc.	Software	Senior Debt(7)	11.7%	5/10		88.0	87.2	87.2
Intergraph Corporation	Software	Senior Debt(7)	11.1%	12/14		3.0	3.0	3.0
iTradeNetwork, Inc.	IT Services	Senior Debt	12.0%	12/13		25.0	24.8	24.8
JHCI Acquisition, Inc.	Commercial Services & Supplies	Senior Debt(7)	10.7%	12/14		19.1	19.1	19.1
Jones Stephens Corp.	Building Products	Subordinated Debt(7)	13.5%	9/13-9/14		22.8	22.5	22.5
J-Pac, LLC	Health Care Equipment & Supplies	Senior Debt(7)	11.7%	1/14		24.8	24.5	24.5
KIK Custom Products, Inc.(3)	Household Products	Senior Debt	9.8%	11/14		22.5	22.5	22.5
LCW Holdings, LLC	Real Estate	Senior Debt	11.7%	10/12		33.2	32.0	32.0
		Warrant(1)			12.5%		0.9	0.9
							32.9	32.9
LJVH Holdings Inc.(3)	Beverages	Senior Debt(7)	10.6%	1/15		28.6	28.6	28.6
LN Acquisition Corp.	Machinery	Senior Debt(7)	10.9%	1/15		21.6	21.6	21.6
Logex Corporation	Road & Rail	Subordinated Debt(6)	12.2%	7/08		12.2	9.4	1.4
LTM Enterprises, Inc.	Personal Products	Senior Debt(7)	13.1%	11/11		19.1	19.1	19.1

AMERICAN CAPITAL, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

(in millions, except share data)

Company (4)	Industry	Investments	Interest Rate (5)	Maturity Date (5)	# of shares/ units owned	Principal/ Notional	Cost	Fair Value
MagnaCare Holdings, Inc.	Health Care Providers & Services	Subordinated Debt(7)	14.0%	1/13		14.0	13.9	13.9
Medical Billing Holdings, Inc.	Commercial Services & Supplies	Subordinated Debt(7)	15.0%	9/13		10.4	10.2	10.2
		Convertible Preferred Stock			13,199		14.6	19.6
		Common Stock(1)			3,299,582		3.3	4.5
							28.1	34.3
Mirion Technologies	Electrical Equipment	Senior Debt(7)	10.0%	5/08-11/11		120.2	119.4	121.0
		Subordinated Debt(7)	15.6%	9/09-5/12		48.9	48.5	48.5
		Convertible Preferred Stock			435,724		43.0	49.9
		Common Stock(1)			24,503		2.8	2.7
		Common Stock Warrants(1)			222,156		18.6	40.6
							232.3	262.7
Mitchell International, Inc.	IT Services	Senior Debt(7)	10.1%	3/15		5.0	5.0	5.0
MTS Group, LLC	Textiles, Apparel & Luxury Goods	Senior Debt(7)	11.1%	10/08-10/11		21.0	20.8	20.8
		Subordinated Debt(6)	16.0%	10/12		17.3	14.8	—
		Common Units(1)			558,214		0.7	—
							36.3	20.8
National Processing Company Group, Inc.	Diversified Financial Services	Senior Debt(7)	11.7%	9/14		53.0	52.8	52.8
NBD Holdings Corp.	Diversified Financial Services	Senior Subordinated Debt(7)	14.0%	8/13		44.5	44.0	44.0
		Convertible Preferred Stock(1)			84,174		9.6	9.6
		Common Stock			633,408		0.1	0.1
							53.7	53.7
Net1 Las Colinas Manager, LLC	Real Estate	Senior Debt(7)	7.7%	10/15		5.8	5.8	5.8
Nivel Holdings, LLC	Distributors	Senior Debt(7)	11.1%	10/13		63.5	62.5	62.5
NPC Holdings, Inc.	Building Products	Senior Debt(7)	11.8%	6/12		4.5	4.5	4.5
		Subordinated Debt(7)	15.0%	6/13		8.5	8.4	8.4
		Redeemable Preferred Stock(1)			7,739		5.2	4.8
		Convertible Preferred Stock(1)			7,981		0.8	—
		Preferred Stock Warrants(1)			25,523		2.5	—
		Common Stock(1)			47		—	—
							21.4	17.7
Orchard Brands Corporation	Internet & Catalog Retail	Senior Debt(7)	10.6%	4/13-4/14		289.7	286.6	286.6
		Subordinated Debt	13.6%	4/14		53.4	53.4	53.4
		Common Stock(1)			565,885		—	1.8
							340.0	341.8
Pan Am International Flight Academy, Inc.	Commercial Services & Supplies	Senior Debt(7)	9.2%	4/12-7/12		20.6	20.4	20.4
		Senior Subordinated Debt(7)	16.0%	7/13		26.9	26.6	26.6
		Convertible Preferred Stock(1)			8,234		8.2	12.8
							55.2	59.8
PHC Acquisition, Inc.	Diversified Consumer Services	Subordinated Debt(7)	14.8%	3/12-3/13		26.3	26.0	26.0
		Convertible Preferred Stock(1)			6,556		0.3	0.4
		Common Stock(1)			529,153		23.0	38.8
							49.3	65.2
Phillips & Temro Industries, Inc.	Auto Components	Senior Debt(7)	11.5%	12/10-12/11		23.8	23.7	23.7
		Subordinated Debt(7)	15.0%	12/12		16.9	16.9	16.9
							40.6	40.6
Preferred Development, LLC	Real Estate	Senior Debt(7)	7.8%	12/22		2.6	2.6	2.6

AMERICAN CAPITAL, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

(in millions, except share data)

Company (4)	Industry	Investments	Interest Rate (5)	Maturity Date (5)	# of shares/ units owned	Principal/ Notional	Cost	Fair Value
Ranpak Acquisition Company	Containers & Packaging	Senior Debt	10.0%	12/13-12/14		392.3	388.2	391.3
RDR Holdings, Inc.	Household Durables	Subordinated Debt(7)	15.3%	10/14-10/15		179.4	177.7	177.7
		Convertible Preferred Stock			154,142		156.2	156.2
		Common Stock(1)			1,541,415		1.5	1.5
							335.4	335.4
Rhinebridge, LLC	Diversified Financial Services	Commercial Paper(1)	5.3%	10/07		27.8	27.8	24.4
Roarke - Money Mailer, LLC	Media	Common Membership Units(1)			20,404		0.9	2.3
Safemark Acquisitions, Inc.	Commercial Services & Supplies	Senior Debt(7)	11.0%	7/09-6/10		25.6	25.4	25.4
		Subordinated Debt(7)	10.9%	6/11-6/12		13.7	13.5	13.5
		Redeemable Preferred Stock(1)			7,700		4.8	0.8
		Convertible Preferred Stock(1)			2,100		0.2	—
		Preferred Stock Warrants(1)			35,522		3.6	—
							47.5	39.7
Sanda Kan (Cayman I) Holdings Company Limited(3)	Leisure Equipment & Products	Common Stock(1)			67,973		4.6	—
Sanlo Holdings, Inc.	Electrical Equipment	Common Stock Warrants(1)			5,187		0.5	1.0
Scanner Holdings Corporation	Computers & Peripherals	Senior Debt(7)	8.4%	5/13		17.0	16.7	16.7
		Subordinated Debt(7)	14.0%	5/14		20.2	20.0	20.0
		Convertible Preferred Stock			7,764		7.8	7.8
		Common Stock(1)			78,242		0.1	0.1
							44.6	44.6
Securus Technologies, Inc.	Diversified Telecommunication Services	Common Stock(1)			12,281		0.7	—
Seroyal Holdings, L.P.(3)	Health Care Equipment & Supplies	Redeemable Preferred Partnership Units(1)			26,274		0.4	0.5
		Partnership Units(1)			95,280		0.8	1.4
							1.2	1.9
Small Smiles Holding Company, LLC	Health Care Providers & Services	Subordinated Debt(7)	15.0%	9/13-9/14		95.0	93.8	93.8
SSH Acquisition, Inc.	Commercial Services & Supplies	Senior Debt(7)	12.2%	9/12		12.5	12.3	12.3
		Subordinated Debt(7)	14.0%	9/13		19.5	19.3	19.3
		Convertible Preferred Stock			297,896		22.3	67.3
							53.9	98.9
Stein World, LLC	Household Durables	Senior Debt(6)	13.3%	10/11		8.9	8.5	8.5
		Subordinated Debt(6)	19.3%	10/12-10/13		27.4	23.0	—
							31.5	8.5
Summit Global Logistics, Inc(2)	Road & Rail	Common Stock(1)			73,290		1.0	0.2
		Common Stock Warrants(1)			19,800		—	—
							1.0	0.2
Supreme Corq Holdings, LLC	Household Products	Common Membership Warrants(1)			5,670		0.4	—
Swank Audio Visuals, L.L.C.	Commercial Services & Supplies	Senior Debt	12.2%	8/14		48.5	48.0	48.0

AMERICAN CAPITAL, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

(in millions, except share data)

Company (4)	Industry	Investments	Interest Rate (5)	Maturity Date (5)	# of shares/ units owned	Principal/ Notional	Cost	Fair Value
Tanenbaum-Harber Co. Holdings, Inc.	Insurance	Redeemable Preferred Stock			376		0.4	0.4
		Common Stock(1)			3,861		—	—
							0.4	0.4
Technical Concepts Holdings, LLC	Building Products	Common Membership Warrants(1)			792,149		1.7	8.1
The Tensar Corporation	Construction & Engineering	Senior Debt(7)	12.1%	4/13		82.0	81.0	81.0
		Subordinated Debt	17.5%	10/13		37.0	36.6	36.6
							117.6	117.6
TestAmerica Environmental Services, LLC	Commercial Services & Supplies	Senior Debt(7)	11.4%	12/11-12/13		26.7	26.1	26.1
		Subordinated Debt(7)	14.0%	12/14		40.8	40.3	40.3
		Preferred Unit			11,659,298		7.8	7.8
		Preferred Unit Warrants(1)			1,998,961		4.8	4.8
							79.0	79.0
ThreeSixty Sourcing, Inc.(3)	Commercial Services & Supplies	Senior Debt	13.2%	9/08		5.0	5.0	5.0
		Common Stock Warrants(1)			35		4.1	0.3
							9.1	5.3
TransFirst Holdings, Inc.	Commercial Services & Supplies	Senior Debt(7)	10.8%	6/15		50.0	49.5	49.5
triVIN, Inc.	Commercial Services & Supplies	Subordinated Debt(7)	15.0%	6/14-6/15		19.3	19.1	19.1
		Convertible Preferred Stock			24,700		25.9	30.3
		Common Stock(1)			6,319,923		6.3	7.2
							51.3	56.6
Tyden Caymen Holdings Corp.	Electronic Equipment & Instruments	Senior Debt(7)	12.7%	11/11		12.0	11.9	11.9
		Subordinated Debt(7)	13.8%	5/12		14.5	14.3	14.3
		Common Stock(1)			1,165,930		1.2	2.5
							27.4	28.7
UFG Holding Corp.	Food Products	Subordinated Debt(7)	15.0%	5/15-5/16		54.6	53.9	53.9
		Redeemable Preferred Stock(1)			20,602		12.6	4.0
		Convertible Preferred Stock(1)			25,752		2.5	—
		Common Stock(1)			25,752		10.6	—
							79.6	57.9
Unique Fabricating Incorporated	Auto Components	Senior Debt(7)	15.3%	2/10-2/12		4.7	4.6	4.6
		Subordinated Debt(7)	17.0%	2/13		7.5	7.4	7.4
		Redeemable Preferred Stock(1)			1,458		1.9	1.9
		Common Stock Warrants(1)			6,862		0.2	0.2
							14.1	14.1
US Express Leasing, Inc.	Diversified Financial Services	Senior Debt	13.2%	7/14		37.6	37.6	37.6
		Common Stock Warrants(1)			20,427		—	—
		Preferred Stock Warrants(1)			35,035		—	—
							37.6	37.6
Velocity Financial Group, Inc.	Diversified Financial Services	Convertible Preferred Stock			11,659,298		20.4	20.4
Venus Swimwear, Inc.	Internet & Catalog Retail	Senior Debt(7)	12.8%	12/12		24.9	24.5	24.5
		Subordinated Debt(6)(7)	20.0%	12/13		20.9	19.6	9.0
							44.1	33.5
VeraSun Energy Corporation(2)	Oil, Gas & Consumable Fuels	Common Stock(1)			2,397,505		27.0	33.0
Visador Holding Corp.	Building Products	Subordinated Debt(6)	15.0%	2/10		11.0	9.5	7.5
		Common Stock Warrants(1)			4,284		0.5	—
							10.0	7.5

AMERICAN CAPITAL, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

(in millions, except share data)

Company (4)	Industry	Investments	Interest Rate (5)	Maturity Date (5)	# of shares/ units owned	Principal/ Notional	Cost	Fair Value
WRH, Inc.	Life Sciences Tools & Services	Senior Debt(7)	10.5%	9/13		4.5	4.4	4.4
		Subordinated Debt(7)	15.0%	7/14		75.0	74.2	74.2
		Convertible Preferred Stock			2,008,575		208.4	243.9
		Common Stock(1)			502,144		49.9	57.8
							336.9	380.3
WWC Acquisitions, Inc.	Commercial Services & Supplies	Senior Debt(7)	11.5%	12/11-12/13		35.0	34.5	34.5
Zencon Holdings Corporation	Internet Software & Services	Senior Debt	10.8%	5/13		19.5	19.3	19.3
		Subordinated Debt	15.3%	5/14		20.4	20.2	20.2
		Convertible Preferred Stock			5,246,686		9.5	9.5
							49.0	49.0
ZSF/WD Fitzgerald, LLC	Real Estate	Senior Debt(7)	8.2%	9/24		1.1	1.0	1.0
ZSF/WD Hammond, LLC	Real Estate	Senior Debt(7)	8.0%	9/17-9/24		41.5	39.5	39.5
ZSF/WD Jacksonville, LLC	Real Estate	Senior Debt	8.0%	9/17-9/24		20.7	19.6	19.6
ZSF/WD Montgomery-31, LLC	Real Estate	Senior Debt	8.0%	9/17-9/24		34.4	32.8	32.8
ZSF/WD Opa Locka, LLC	Real Estate	Senior Debt	8.2%	9/24		0.4	0.3	0.3
ZSF/WD Orlando, LLC	Real Estate	Senior Debt	8.0%	9/17-9/24		21.0	19.9	19.9

CMBS AND REAL ESTATE CDO INVESTMENTS
ACAS CRE CDO 2007-1, Ltd.	Real Estate	Notes Preferred Shares	5.7%	8/07-11/31	417,086,292	345.5	200.5 22.0	153.9 19.4
							222.5	173.3
Citigroup Commercial Mortgage Securities Trust 2007-C6	Real Estate	Commercial Mortgage Pass-Through Certificates	5.4%	7/17		116.3	50.5	32.9
COBALT CMBS Commercial Mortgage Trust 2007-C3	Real Estate	Commercial Mortgage Pass-Through Certificates	5.2%	10/17		11.1	8.3	4.9
Countrywide Commercial Mortgage Trust 2007-MF1	Real Estate	Commercial Mortgage Pass-Through Certificates	6.3%	11/37-11/40		24.0	9.3	9.3
Credit Suisse Commercial Mortgage Trust 2007-C3	Real Estate	Commercial Mortgage Pass-Through Certificates	5.6%	7/17		13.2	10.4	6.4
GE Commercial Mortgage Corporation, Series 2007-C1	Real Estate	Commercial Mortgage Pass-Through Certificates	5.6%	5/17-12/19		37.0	31.0	16.8
GS Mortgage Securities Trust 2006-GG10	Real Estate	Commercial Mortgage Pass-Through Certificates	5.7%	7/17		63.7	51.2	32.2
J.P. Morgan Chase Commercial Mortgage Securities Trust 2007-LDP11	Real Estate	Commercial Mortgage Pass-Through Certificates	5.6%	7/17		142.6	63.0	50.5
ML-CFC Commercial Mortgage Trust 2007-8	Real Estate	Commercial Mortgage Pass-Through Certificates	6.2%	8/17		32.8	18.6	18.6
Wachovia Bank Commercial Mortgage Trust, Series 2007-C32	Real Estate	Commercial Mortgage Pass-Through Certificates	5.7%	10/17		131.6	57.9	41.0

AMERICAN CAPITAL, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

(in millions, except share data)

Company (4)	Industry	Investments	Interest Rate (5)	Maturity Date (5)	# of shares/ units owned	Principal/ Notional	Cost	Fair Value
Wachovia Bank Commercial Mortgage Trust, Series 2007-C34	Real Estate	Commercial Mortgage Pass-Through Certificates	5.3%	10/17-9/24		96.2	42.0	36.1

CLO INVESTMENTS
ACAS CLO 2007-1, Ltd.	Diversified Financial Services	Secured Notes(7)	9.6%	4/21		8.5	8.5	8.5
		Subordinated Notes				25.9	25.4	21.7
							33.9	30.2
Ares VIII CLO, Ltd.	Diversified Financial Services	Preference Shares			5,000		3.9	4.0
Ares IIIR/IVR CLO Ltd.	Diversified Financial Services	Subordinated Notes				20.0	19.4	18.4
Babson CLO Ltd. 2006-II	Diversified Financial Services	Income Notes				15.0	14.8	13.8
BALLYROCK CLO 2006-2 LTD.	Diversified Financial Services	Deferrable Notes				2.5	2.1	2.1
Cent CDO 12 Limited	Diversified Financial Services	Income Notes				26.4	24.6	23.9
Centurion CDO 8 Limited	Diversified Financial Services	Subordinated Notes				5.0	3.4	4.0
CoLTs 2005-1 Ltd.(3)	Diversified Financial Services	Preference Shares			360		6.7	4.1
CoLTs 2005-2 Ltd.(3)	Diversified Financial Services	Preference Shares			34,170,000		30.8	19.5
Eaton Vance CDO X PLC(3)	Diversified Financial Services	Secured Subordinated Income Notes				30.0	13.5	12.0
Flagship CLO V	Diversified Financial Services	Deferrable Notes				1.7	1.3	1.3
		Subordinated Securities			15,000		14.3	13.9
							15.6	15.2
Galaxy III CLO, Ltd	Diversified Financial Services	Subordinated Notes				4.0	2.6	2.9
LightPoint CLO IV, LTD	Diversified Financial Services	Income Notes				6.7	6.2	6.0
LightPoint CLO VIII, Ltd.	Diversified Financial Services	Deferrable Notes				7.0	6.6	6.6
LightPoint CLO VII, Ltd.	Diversified Financial Services	Subordinated Notes				90.0	8.5	8.8
Mayport CLO Ltd.	Diversified Financial Services	Income Notes				14.0	13.5	11.5
NYLIM Flatiron CLO 2006-1 LTD.(3)	Diversified Financial Services	Subordinated Securities			10,000		9.8	8.8
Sapphire Valley CDO I, Ltd.	Diversified Financial Services	Subordinated Notes				14.0	13.8	12.2
Vitesse CLO, Ltd.	Diversified Financial Services	Preferred Securities			15,000,000		14.2	12.9

CDO INVESTMENTS
ZAIS Investment Grade Limited IX	Diversified Financial Services	Subordinated Notes				14.5	12.9	9.0

Subtotal Non-Control/Non-Affiliate Investments (58% of total investment assets and liabilities at fair value)							$6,467.2	$6,351.5

AMERICAN CAPITAL, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

(in millions, except share data)

Company (4)	Industry	Investments	Interest Rate (5)	Maturity Date (5)	# of shares/ units owned	Principal/ Notional	Cost	Fair Value

AFFILIATE INVESTMENTS
Aptara, Inc.	IT Services	Subordinated Debt(7)	17.2%	8/09		52.7	52.3	52.3
		Redeemable Preferred Stock			13,942		14.2	14.2
		Convertible Preferred Stock(1)			2,549,410		8.8	12.9
		Preferred Stock Warrants(1)			172,382		0.9	0.9
							76.2	80.3
CCRD Operating Company, Inc.	Diversified Consumer Services	Senior Debt(7)	11.0%	6/13		142.3	141.3	141.3
		Subordinated Debt	15.0%	6/14		12.0	11.8	11.8
		Common Stock(1)			729,763		1.6	8.6
							154.7	161.7
Coghead, Inc.	Internet Software & Services	Convertible Preferred Stock(1)			5,489,656		2.6	2.6
Egenera, Inc.	Computers & Peripherals	Convertible Preferred Stock			8,046,865		25.0	25.0
HALT Medical, Inc.	Health Care Equipment & Supplies	Convertible Preferred Stock(1)			3,231,417		5.2	5.2
IS Holdings I, Inc.	Software	Senior Debt(7)	11.4%	6/14		20.0	19.8	19.8
		Redeemable Preferred Stock			2,309		2.6	2.6
		Common Stock(1)			1,165,930		—	3.0
							22.4	25.4
Marcal Paper Mills. Inc.	Household Products	Common Stock(1)			146,478		—	—
		Common Stock Warrants(1)			209,255		—	—
							—	—
Narus, Inc.	Internet Software & Services	Convertible Preferred Stock(1)			12,563,900		7.3	7.3
Nursery Supplies, Inc.	Containers & Packaging	Redeemable Preferred Stock			2,116		—	—
		Common Stock Warrants			625		—	—
							—	—
Qualitor Component Holdings, LLC	Auto Components	Subordinated Debt(7)	17.0%	12/12		32.5	32.2	32.2
		Redeemable Preferred Stock(1)			3,150,000		3.2	0.7
		Common Units(1)			350,000		0.3	—
							35.7	32.9
Radar Detection Holdings Corp.	Household Durables	Senior Debt(7)	12.1%	11/12		13.0	13.0	13.0
		Common Stock(1)			40,688		0.6	8.4
							13.6	21.4
Reef Point Systems, Inc.	Communications Equipment	Convertible Preferred Stock(1)			85,632,687		11.7	8.6
Roadrunner Dawes, Inc.	Road & Rail	Subordinated Debt(7)	16.0%	9/12		18.6	18.4	18.4
		Common Stock(1)			7,000		7.0	1.5
							25.4	19.9
Tymphany Corporation	Electronic Equipment & Instruments	Subordinated Debt	8.0%	7/10		1.2	1.2	1.2
		Convertible Preferred Stock(1)			6,306,065		10.1	0.6
							11.3	1.8
WFS Holding, Inc.	Software	Convertible Preferred Stock			20,403,772		2.6	3.6

Subtotal Affiliate Investments (3% of total investment assets and liabilities at fair value)							$393.7	$395.7

AMERICAN CAPITAL, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

(in millions, except share data)

Company (4)	Industry	Investments	Interest Rate (5)	Maturity Date (5)	# of shares/ units owned	Principal/ Notional	Cost	Fair Value

CONTROL INVESTMENTS
ACAS Equity Holdings Corp.	Diversified Financial Services	Common Stock(1)			707		14.6	12.9
ACSAB, LLC	Oil, Gas & Consumable Fuels	Convertible Preferred Membership Units			30,329		—	0.6
Aeriform Corporation	Chemicals	Subordinated Debt(1)	9.3%	5/09		7.2	6.2	3.4
American Capital, LLC	Capital Markets	Senior Debt	9.8%	9/12		10.6	10.4	10.4
		Common Membership interest			100%		58.5	466.5
							68.9	476.9
American Driveline Systems, Inc.	Diversified Consumer Services	Subordinated Debt(7)	14.0%	12/14-12/15		41.1	40.5	40.5
		Redeemable Preferred Stock			403,357		25.0	25.0
		Common Stock(1)			128,681		10.8	8.2
		Common Stock Warrants(1)			204,663		17.3	28.0
							93.6	101.7
Auxi Health, Inc.	Health Care Providers & Services	Subordinated Debt(6)	14.0%	3/09		9.9	4.4	2.0
BPWest, Inc.	Energy Equipment & Services	Subordinated Debt(7)	15.0%	7/12		8.5	8.4	8.4
		Redeemable Preferred Stock			5,167		5.9	6.3
		Common Stock(1)			516,643		—	70.7
							14.3	85.4
Capital.com, Inc.	Diversified Financial Services	Common Stock(1)			8,500,100		1.5	0.4
Core Business Credit, LLC	Diversified Financial Services	Common Units(1)			33,313		3.4	3.4
		Convertible Preferred Units(1)			133,250		13.3	13.3
							16.7	16.7
Credit Opportunities Fund I, LLC	Diversified Financial Services	Common Membership Interest			100%		41.9	41.9

DanChem Technologies, Inc.	Chemicals	Senior Debt	11.3%	12/10		14.9	14.9	14.9
		Redeemable Preferred Stock(1)			9,067		7.6	4.5
		Common Stock(1)			299,403		1.8	—
		Common Stock Warrants(1)			401,622		2.2	—
							26.5	19.4
ECA Acquisition Holdings, Inc.	Health Care Equipment & Supplies	Subordinated Debt(7)	16.5%	12/14		12.5	12.4	12.4
		Common Stock(1)			583		11.1	17.6
							23.5	30.0
eLynx Holdings, Inc.	IT Services	Senior Debt(7)	12.7%	12/09-9/12		18.4	18.3	18.3
		Subordinated Debt(6)	17.8%	12/11-12/12		10.0	8.9	1.9
		Redeemable Preferred Stock(1)			21,114		8.9	—
		Common Stock(1)			11,261		1.1	—
		Common Stock Warrants(1)			131,280		13.1	—
							50.3	20.2
Endeavor Fund I, LP	Thrifts & Mortgage Finance	Common Membership Interest			100%		28.8	29.1
ETG Holdings, Inc.	Containers & Packaging	Senior Debt(6)	13.2%	5/11		11.1	9.8	8.6
		Subordinated Debt(6)	16.8%	5/12-5/13		13.6	10.9	—
		Convertible Preferred Stock(1)			233,201		11.4	—
		Preferred Stock Warrants(1)			40,000		—	—
							32.1	8.6

AMERICAN CAPITAL, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

(in millions, except share data)

Company (4)	Industry	Investments	Interest Rate (5)	Maturity Date (5)	# of shares/ units owned	Principal/ Notional	Cost	Fair Value
European Capital Limited(2)(3)	Diversified Financial Services	Ordinary Shares			72,305,938		921.9	839.4
European Touch, LTD. II	Commercial Services & Supplies	Senior Subordinated Debt	16.7%	12/09-12/10		11.4	11.4	11.4
		Junior Subordinated Debt(6)	20.0%	12/10		6.1	4.8	0.6
		Redeemable Preferred Stock(1)			263		0.3	—
		Common Stock(1)			1,688		0.9	—
		Common Stock Warrants(1)			7,105		3.7	—
							21.1	12.0
EXPL Pipeline Holdings LLC	Oil, Gas & Consumable Fuels	Senior Debt(7)	11.1%	1/17		41.6	41.2	41.2
		Common Membership Units(1)			58,297		44.6	56.8
							85.8	98.0
Exstream Holdings, Inc.	Software	Subordinated Debt(7)	15.0%	6/14		64.9	64.3	64.3
		Convertible Preferred Stock			2,221,090		231.8	248.2
		Common Stock(1)			555,272		55.5	62.0
							351.6	374.5
Fosbel Global Services (LUXCO) S.C.A(3)	Commercial Services & Supplies	Senior Debt(7)	9.0%	7/10-7/11		36.1	35.7	35.7
		Subordinated Debt(7)	15.0%	7/12-7/14		34.5	34.2	34.2
		Redeemable Preferred Stock(1)			18,449,456		18.4	10.0
		Convertible Preferred Stock(1)			1,519,368		3.0	—
		Common Stock(1)			108,526		0.2	—
							91.5	79.9
Fountainhead Estate Holding Corp.(3)	Internet Software & Services	Senior Debt	9.2%	10/13		37.0	37.0	37.0
		Convertible Preferred Stock(1)			59,250		59.2	41.3
							96.2	78.3
FreeConferenceroom.com, Inc.	Diversified Telecommunication Services	Senior Debt(7)	11.6%	4/11-5/11		16.8	16.6	16.6
		Subordinated Debt	15.0%	5/12		9.8	9.7	8.8
		Redeemable Preferred Stock(1)			12,373,100		12.1	—
		Common Stock(1)			5,860,400		2.3	—
		Common Stock Warrants(1)			5,015,028		—	—
							40.7	25.4
Future Food, Inc.	Food Products	Senior Debt	10.2%	7/10		16.8	16.7	16.7
		Senior Subordinated Debt	12.0%	7/11		8.0	7.6	7.6
		Junior Subordinated Debt(6)	13.0%	7/12		6.0	5.1	1.2
		Common Stock(1)			64,917		13.0	—
		Common Stock Warrants(1)			6,500		1.3	—
							43.7	25.5
FutureLogic, Inc.	Computers & Peripherals	Senior Debt(7)	12.9%	2/10-2/12		50.2	49.9	49.9
		Subordinated Debt(7)	15.0%	2/13		31.6	31.3	31.3
		Common Stock(1)			129,514		15.5	25.8
							96.7	107.0
FV Holdings Corporation	Food Products	Subordinated Debt(7)	14.5%	6/15		22.4	22.4	22.4
		Convertible Preferred Stock			292		14.3	23.6
		Common Stock(1)			125		6.1	10.1
							42.8	56.1
Halex Holdings Corp.	Construction Materials	Senior Debt(6)	11.5%	7/08-10/08		23.4	23.4	21.4
		Subordinated Debt(6)	15.9%	8/10		17.6	15.9	—
		Redeemable Preferred Stock(1)			21,464,046		28.5	—
		Common Stock(1)			30,263,219		—	—
		Common Stock Warrants(1)			18,750,000		—	—
							67.8	21.4

AMERICAN CAPITAL, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

(in millions, except share data)

Company (4)	Industry	Investments	Interest Rate (5)	Maturity Date (5)	# of shares/ units owned	Principal/ Notional	Cost	Fair Value
Hartstrings Holdings Corp.	Textiles, Apparel & Luxury Goods	Senior Debt	11.6%	12/10		11.5	11.2	11.2
		Convertible Preferred Stock(1)			10,196		2.9	0.6
		Common Stock(1)			14,250		4.8	—
							18.9	11.8
Hospitality Mints, Inc.	Food Products	Senior Debt(7)	12.8%	11/10		7.3	7.2	7.2
		Subordinated Debt(7)	12.4%	11/11-11/12		18.5	18.3	18.3
		Convertible Preferred Stock			55,497		12.0	21.5
		Common Stock Warrants(1)			86,817		0.1	1.8
							37.6	48.8
Imperial Supplies Holdings, Inc.	Trading Companies and Distributors	Subordinated Debt	16.0%	10/14		21.2	21.0	21.0
		Redeemable Preferred Stock			19,604		13.0	20.0
		Convertible Preferred Stock			19,604		20.5	20.5
		Common Stock			442,187		11.3	6.7
							65.8	68.2
Kingway Inca Clymer Holdings, Inc.	Building Products	Subordinated Debt(6)	12.3%	4/12		1.0	0.2	1.0
		Redeemable Preferred Stock(1)			13,709		9.6	0.5
		Common Stock(1)			7,826		—	—
							9.8	1.5
Lifoam Holdings, Inc.	Leisure Equipment & Products	Senior Debt(7)	10.4%	6/08-6/10		43.8	43.7	43.7
		Subordinated Debt(6)	14.4%	6/11-6/12		26.3	22.9	15.1
		Redeemable Preferred Stock(1)			6,160		4.2	—
		Common Stock(1)			14,000		1.4	—
		Common Stock Warrants(1)			29,304		2.9	—
							75.1	58.8
LLSC Holdings Corporation	Personal Products	Senior Debt(7)	11.1%	8/12		5.7	5.7	5.7
		Subordinated Debt	12.0%	8/13		5.5	5.5	5.5
		Convertible Preferred Stock(1)			7,496		8.1	8.1
		Common Stock(1)			833		—	—
		Common Stock Warrants(1)			675		—	—
							19.3	19.3
LVI Holdings, LLC	Commercial Services & Supplies	Senior Debt(7)	10.7%	2/10		2.8	2.8	2.8
		Subordinated Debt(7)	18.0%	2/13		10.7	10.6	10.6
							13.4	13.4
MW Acquisition Corporation	Health Care Providers & Services	Senior Subordinated Debt(7)	15.6%	2/13-2/14		24.6	24.3	24.3
		Convertible Preferred Stock			38,016		14.7	23.4
		Common Stock(1)			51,521		—	12.6
							39.0	60.3
NECCO Candy Investments, LLC	Food Products	Senior Debt	9.4%	12/12		13.1	12.8	12.8
		Common Membership Units(1)			100		0.1	0.1
							12.9	12.9
NECCO Realty Investments, LLC	Real Estate	Senior Debt	14.0%	12/17		35.9	35.1	35.1
		Common Membership Units(1)			7,000		4.9	9.6
							40.0	44.7
nSpired Holdings, Inc.	Food Products	Senior Debt	9.5%	12/08-12/09		18.6	18.6	18.8
		Redeemable Preferred Stock(1)			17,150		17.1	1.3
		Common Stock(1)			11,712,947		3.5	—
							39.2	20.1
Oceana Media Finance, LLC	Commercial Banks	Common Membership Units(1)			145,742		14.6	14.6

AMERICAN CAPITAL, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

(in millions, except share data)

Company (4)	Industry	Investments	Interest Rate (5)	Maturity Date (5)	# of shares/ units owned	Principal/ Notional	Cost	Fair Value
Paradigm Precision Holdings, LLC	Aerospace & Defense	Senior Debt(7)	8.7%	4/13		54.3	53.7	53.7
		Subordinated Debt(7)	15.0%	10/13		13.8	13.7	13.7
		Common Membership Units(1)			478,488		17.5	17.5
							84.9	84.9
PaR Systems, Inc.	Machinery	Subordinated Debt(7)	14.6%	2/10		3.1	3.1	3.1
		Common Stock(1)			198,921		0.6	11.3
		Common Stock Warrants(1)			17,027		—	1.0
							3.7	15.4
Pasternack Enterprises, Inc.	Electrical Equipment	Senior Subordinated Debt(7)	14.8%	12/13-12/14		29.1	28.8	28.8
		Common Stock(1)			57,597		11.3	46.5
							40.1	75.3
PHC Sharp Holdings, Inc.	Commercial Services & Supplies	Senior Debt(7)	11.2%	12/11-12/12		14.9	14.7	14.7
		Subordinated Debt(7)	15.0%	12/14		15.0	14.8	14.8
		Common Stock(1)			250,868		3.1	—
							32.6	29.5
PHI Acquisitions, Inc.	Internet & Catalog Retail	Senior Debt(7)	11.9%	6/12		10.0	9.9	9.9
		Subordinated Debt(7)	14.0%	6/13		23.3	23.0	23.0
		Redeemable Preferred Stock			36,267		32.9	32.9
		Common Stock(1)			40,295		3.8	1.6
		Common Stock Warrants(1)			116,065		11.6	16.4
							81.2	83.8
Piper Aircraft, Inc.	Aerospace & Defense	Senior Debt	9.6%	5/08-7/09		8.8	8.8	8.8
		Subordinated Debt	8.0%	7/13		0.7	0.2	0.7
		Common Stock(1)			478,797		0.1	38.1
							9.1	47.6
Precitech Holdings, Inc.	Machinery	Junior Subordinated Debt(6)	17.0%	12/12		8.1	3.4	1.3
Resort Funding Holdings, Inc.	Diversified Financial Services	Senior Debt	13.0%	4/10		10.6	10.6	10.6
		Common Stock(1)			583		20.0	17.1
							30.6	27.7
Sixnet, LLC	Electronic Equipment & Instruments	Senior Debt(7)	13.2%	6/13		36.9	36.6	36.6
		Membership Units(1)			356		4.4	9.3
							41.0	45.9
SMG Holdings, Inc.	Hotels, Restaurants & Leisure	Senior Debt	8.3%	7/14		6.0	6.0	6.0
		Subordinated Debt(7)	12.4%	6/15		114.8	113.7	113.7
		Convertible Preferred Stock			1,101,673		115.2	120.6
		Common Stock(1)			275,419		27.5	28.9
							262.4	269.2
Specialty Brands of America, Inc.	Food Products	Subordinated Debt(7)	14.0%	5/14		33.4	33.1	33.1
		Redeemable Preferred Stock			122,017		7.1	7.1
		Common Stock(1)			128,175		2.3	5.1
		Common Stock Warrants(1)			56,819		1.4	7.9
							43.9	53.2
SPL Acquisition Corp.	Pharmaceuticals	Senior Debt	11.3%	10/12-10/13		83.0	82.0	82.0
		Senior Subordinated Debt(7)	15.3%	8/14-8/15		48.3	47.7	47.7
		Convertible Preferred Stock			84,043		44.2	44.2
		Common Stock(1)			84,043		—	2.0
							173.9	175.9
Stravina Holdings, Inc.	Personal Products	Senior Debt(6)	8.7%	4/11		4.4	4.4	0.1
Sunfuel Midstream, LLC	Oil, Gas & Consumable Fuels	Common Membership Units4(1)			100,000		0.1	0.1

AMERICAN CAPITAL, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

(in millions, except share data)

Company (4)	Industry	Investments	Interest Rate (5)	Maturity Date (5)	# of shares/ units owned	Principal/ Notional	Cost	Fair Value
Total Return Fund, LP	Capital Markets	Common Membership Interest			100%		20.0	21.1
UFG Real Estate Holdings, LLC	Real Estate	Common Membership(1)			70		—	1.3
Unwired Holdings, Inc.	Household Durables	Senior Debt	11.9%	6/11		9.3	8.1	9.1
		Subordinated Debt(6)	15.0%	6/12-6/13		19.9	14.4	2.2
		Redeemable Preferred Stock(1)			12,740		12.7	—
		Preferred Stock Warrants(1)			39,690		—	—
		Common Stock(1)			126,001		1.2	—
		Common Stock Warrants(1)			439,205		—	—
							36.4	11.3
VP Acquisitions Holdings, Inc.	Health Care Equipment & Supplies	Subordinated Debt(7)	14.5%	10/13-10/14		19.0	18.8	18.8
		Common Stock(1)			19,780		24.7	47.2
							43.5	66.0
Warner Power, LLC	Electrical Equipment	Subordinated Debt(7)	12.6%	10/09		5.0	5.0	5.0
		Redeemable Preferred Membership Units			3,796,269		4.1	4.1
		Common Membership Units(1)			27,629		1.9	1.5
							11.0	10.6
WIS Holding Company, Inc.	Commercial Services & Supplies	Subordinated Debt(7)	14.8%	1/14-1/15		99.1	98.2	98.2
		Convertible Preferred Stock			703,406		75.9	82.9
		Common Stock(1)			175,852		17.6	20.4
							191.7	201.5
WSACS RR Holdings LLC	Real Estate	Common Membership Units(1)			1,688,398		1.7	1.7
CDO/CLO INVESTMENTS
ACAS Wachovia Investments, L.P.	Diversified Financial Services	Partnership Interest			90%		22.2	12.9
Subtotal Control Investments (38% of total investment assets and liabilities at fair value)							$3,806.5	$4,177.4

Counterparty (4)	Instrument	Yield (5)	Expiring(5)	# of Contracts	Notional	Cost	Fair Value

DERIVATIVE AGREEMENTS
Citibank, N.A.	Interest Rate Swaption – Pay Floating/ Receive Fixed	4.6%	4/12	1	40.0	—	1.0
BMO Financial Group	Interest Rate Swaption – Pay Floating/ Receive Fixed	5.5%	2/13	1	22.9	—	0.4
Wachovia Bank, N.A.	Interest Rate Swap – Pay Fixed/ Receive Floating	5.1%	8/19	1	8.0	—	2.2
Citibank, N.A.	Interest Rate Swap – Pay Fixed/ Receive Floating	5.2%	11/19	1	3.7	—	0.2
Subtotal Derivative Agreements (less than 1% of total investment assets and liabilities at fair value)						—	3.8
Total Investment Assets						$10,667.4	$10,928.4
DERIVATIVE AGREEMENTS
Citibank, N.A.	Interest Rate Swap –Pay Fixed/Receive Floating	4.8%	4/12-11/19	4	769.5	—	(21.1)
Wachovia Bank, N.A.	Interest Rate Swap –Pay Fixed/Receive Floating	4.8%	1/14-8/19	3	532.1	—	(15.4)
BMO Financial Group	Interest Rate Swap – Pay Fixed/Receive Floating	5.4%	2/13 -8/17	5	479.9	—	(22.8)
Credit Suisse International	Interest Rate Swap – Pay Fixed/Receive Floating	5.0%	9/15-6/17	2	99.4	0.8	(4.1)
UniCredit Group	Interest Rate Swap – Pay Fixed/Receive Floating	5.3%	7/17	1	66.0	—	(5.8)
WestLB AG	Interest Rate Swap –Pay Fixed/Receive Floating	5.8%	6/17	1	55.0	—	(4.5)
HSBC Bank USA, National Association	Interest Rate Swap – Pay Fixed/Receive Floating	4.7%	8/15	1	36.6	0.4	(0.9)
Fortis Financial Services LLC	Interest Rate Swap – Pay Fixed/Receive Floating	5.7%	7/17	1	22.3	—	(2.2)
BMO Financial Group	Foreign Exchange Swap– Pay Euros/Receive GBP		1/08	1	—	—	(0.4)
Citibank, N.A.	Foreign Exchange Swap– Pay Euros/Receive GBP		2/11	1	—	—	(0.2)
Total Investment Liabilities (less than 1% of total investment assets and liabilities at fair value)						$1.20	$(77.40)

AMERICAN CAPITAL, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

(in millions, except share data)

(1)	Non-income producing.
(2)	Publicly traded company or a consolidated subsidiary of a public company.
(3)	International investment.
(4)	Certain of the securities are issued by affiliate(s) of the listed portfolio company.
(5)	Interest rates on loans and debt securities represents the weighted average annual stated interest rate, which are presented by the nature of indebtedness by a single issuer. The maturity dates on loans and debt securities represents the earliest and the latest maturity dates. Interest rates on derivative agreements represent the pay rate at period end. The expiring dates on derivative agreements represent the earliest and the latest expiration dates.
(6)	Debt security is on non-accrual status and therefore considered non-income producing.
(7)	All or a portion of the securities are pledged as collateral under various secured financing arrangements.

AMERICAN CAPITAL, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in millions, except per share data)

Note 1. Organization

American Capital, Ltd. (formerly known as American Capital Strategies, Ltd., which is referred to throughout this report as “American Capital”, “we”, “our” and “us”) was incorporated in 1986. On August 29, 1997, we completed an initial public offering (“IPO”) and became a non-diversified closed-end investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (“1940 Act”). We operate so as to qualify to be taxed as a regulated investment company (“RIC”) as defined in Subtitle A, Chapter 1, under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As a BDC, we primarily invest in senior debt, subordinated debt and equity in the buyouts of private companies sponsored by us (“American Capital One-Stop Buyouts™”), the buyouts of private companies sponsored by other private equity firms (“American Capital One Stop Financings”) and directly to early stage and mature private and small public companies. We refer to these investments as our private finance portfolio. We also invest in structured product investments (“Structured Products”) including commercial mortgage backed securities (“CMBS”), commercial collateralized loan obligation (“CLO”) securities and collateralized debt obligation (“CDO”) securities and invest in alternative asset funds managed by us. We are also an alternative asset manager with $14 billion of capital resources under management as of December 31, 2008, including $6 billion of third-party assets. Our primary business objectives are to increase our taxable income, net realized earnings and net asset value by making investments with attractive current yields and/or potential for equity appreciation and realized gains.

We are the sole shareholder of American Capital Financial Services, Inc. (“ACFS”). Through ACFS, we provide advisory, management and other services to our portfolio companies. We are also the sole member of American Capital, LLC. American Capital, LLC was formed in 2007 as a parent holding company to hold all American Capital owned third-party alternative asset fund managers. American Capital, LLC is treated as a portfolio company investment and carried at a fair value of $175 million on the accompanying consolidated balance sheets.

Note 2. Going Concern

A fundamental principle of the preparation of financial statements in accordance with accounting principles generally accepted in the United States is the assumption that an entity will continue in existence as a going concern, which contemplates continuity of operations and the realization of assets and settlement of liabilities occurring in the ordinary course of business. This principle is applicable to all entities except for entities in liquidation or entities for which liquidation appears imminent. In accordance with this requirement, our policy is to prepare our consolidated financial statements on a going concern basis unless we intend to liquidate or have no other alternative but to liquidate. As of December 31, 2008, we are in breach of financial covenants under certain of our borrowing arrangements. While we have prepared our consolidated financial statements on a going concern basis, if we are unable to successfully restructure these borrowing arrangements and we do not receive additional funding, our ability to continue as a going concern may be impacted. Therefore, we may not be able to realize our assets and settle our liabilities in the ordinary course of business. Our consolidated financial statements included in this registration statement do not reflect any adjustments that might specifically result from the outcome of this uncertainty or our debt restructuring activities.

We incurred a net loss of $3.1 billion and recognized $3.5 billion of net unrealized depreciation on our portfolio investments for the year ended December 31, 2008 and our shareholders’ equity has decreased from $6.4 billion as of December 31, 2007 to $3.2 billion as of December 31, 2008. While there were declines in the performance of our portfolio investments during 2008, a significant portion of the depreciation that we have reported to date is not the result of credit impairment of our underlying assets, but rather an unprecedented widening of investment spreads caused by distressed selling in trading markets for assets deemed to be

AMERICAN CAPITAL, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(in millions, except per share data)

comparable to our assets, declines in purchase multiples of middle market acquisition transactions during 2008 and the application of market yield analysis to assets that were acquired with the intent of holding them to settlement or maturity as opposed to trading them. However, as a result of such unrealized depreciation, we are currently in breach of certain financial covenants under our revolving credit facilities and unsecured debt borrowing arrangements, which had an aggregate $2.3 billion outstanding (out of $4.4 billion of total debt) as of December 31, 2008.

As a BDC, we are generally prohibited under the 1940 Act from issuing any senior security representing indebtedness if immediately after such issuance we do not have an asset coverage ratio of at least 200%, which is calculated as the amount of our total assets less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness. Due to the significant net unrealized depreciation and resulting decrease in our shareholders’ equity during 2008, we are currently below the 200% asset coverage ratio required to issue additional debt. Also, we are in breach of the minimum consolidated tangible net worth, portfolio charge-off and other asset coverage covenants in certain of our borrowing arrangements. As a result, the lenders under such borrowing arrangements could discontinue lending and/or declare all borrowings outstanding to be immediately due and payable after any applicable notice and/or cure periods. If any of these events occur, there is no assurance that we will have sufficient funds available to pay in full the total amount of obligations that would become due as a result of any such debt acceleration, or that we will be able to obtain additional or alternative financing to pay or refinance any such accelerated obligations.

We did not include any adjustments to the consolidated financial statements included in this registration statement to reflect the possible future effects that may result from the uncertainty of our ability to continue as a going concern because we believe that the plans that we describe below are reasonable and appropriate to address the conditions discussed above. As of December 31, 2008, we had $209 million in cash and cash equivalents and $71 million of restricted cash and cash equivalents, consisting primarily of interest and principal payments on assets that are securitized. For the year ended December 31, 2008, we had $654 million of positive cash flow from operating and investing activities, including $2.2 billion of principal payments, prepayments and exits from portfolio investments. In addition, during 2008 we reduced our net debt by over $900 million, or 18%, since the second quarter of 2007. This reduction in debt included the repayment in full of our secured recourse debt. All of our remaining recourse debt is unsecured. Management believes that we have adequate liquidity to continue to fund our operations and the interest payments on our borrowing arrangements in the absence of an acceleration of the maturity of the debt. We have also undertaken or expect to commence the following efforts:

•

We have entered into discussions with the lenders under our unsecured revolving credit facility and our private unsecured note holders, and plan to discuss with our public note holders, regarding a restructuring of the borrowing arrangements;

•	We expect to minimize our cash dividend distributions while maintaining our RIC status;

•	We reduced headcount by 32% and offices by 29% in 2008;

•	We reduced bonuses by 93% in 2008;

•	We generated $2.2 billion of principal payments, prepayments and exits in 2008;

•	We reduced debt by over $900 million, or 18%, since the second quarter of 2007;

•	We repaid all of our borrowings outstanding under our secured credit facility in the past year; and

•	We have and continue to sell assets in the ordinary course of business in order to delever our balance sheet.

AMERICAN CAPITAL, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(in millions, except per share data)

We also believe that we can carry out our plans and continue as a going concern, in part because our assets exceed our liabilities by $3.2 billion based on fair value as determined by GAAP, or $15.41 net asset value (“NAV”) per share. Furthermore, we believe that we can continue to generate net operating income from our investments (over twice the amount of our interest payments in 2008) that exceeds our projected interest payments and the fact that our assets exceed our liabilities by $3.2 billion will allow us either to successfully renegotiate the borrowing arrangements with our lenders and note holders or to reorganize under Chapter 11 of the United State Bankruptcy Code, significantly mitigating the risk of a forced liquidation. Finally, apart from our securitized loans which are non-recourse, none of our lenders currently have collateral security. Unsecured creditors generally have fewer rights than secured creditors in a bankruptcy proceeding. However, if we successfully renegotiate or amend our borrowing arrangements, we may have to provide a security interest to those lenders or note holders.

No assurance can be given that we will be successful in restructuring these borrowing arrangements on acceptable terms, if any, or amend such financial covenants in a manner sufficient to adequately reduce the risk of default in the near future. Should our lenders and/or other counterparties demand immediate repayment of all of our obligations, we will likely be unable to pay such obligations. In such event, we may have to recapitalize, refinance our obligations, sell some or all of our assets or seek to reorganize under Chapter 11 of the United States Bankruptcy Code.

In addition, pursuant to the terms of our unsecured revolving credit facility, during an event of default, the interest rate on any of our obligations outstanding under the facility could increase by 2.00% at our lenders’ option. After all events of default under a credit facility have been cured or waived, the default rate under the facility is no longer applicable. Pursuant to the terms of our unsecured private notes, during an event of default, the note holders can declare that all amounts outstanding under the notes are immediately due and payable. Any overdue amount would accrue interest at a default rate equal to the greater of 2.00% above the stated rate, or if applicable, the prime rate. The note holders can rescind any acceleration if all late payments are made, any events of default are cured or waived and no judgment has been entered for the payment of money due under the notes. Pursuant to the terms of our public unsecured bonds, during an event of default, the trustee or the holders of at least 25% in principal amount of the outstanding bonds may declare the principal and accrued interest to be due and payable immediately. Under certain circumstances, any such acceleration of the maturity of the bonds may be rescinded by the holders of a majority in aggregate principal amount of the outstanding bonds.

Upon adoption of Statement of Financial Accounting Standard (“SFAS”) No. 159, The Fair Value Option for Financial Assets and Financial Liabilities, on January 1, 2008, we decided to not elect the fair value option for our debt and therefore all of our debt liabilities are reflected on our consolidated balance sheet at their stated maturity values of $4.4 billion as of December 31, 2008. As of December 31, 2008, we estimate that the fair value of our debt was approximately $3.2 billion, or $1.2 billion less than the stated maturity values.

As of December 31, 2008, there was $19 million of unamortized debt issuance costs related to our revolving credit facilities and unsecured debt borrowing arrangements. If these borrowing arrangements are refinanced in a transaction required to be accounted for as an extinguishment or the outstanding balances are declared immediately due and payable by the lenders, the unamortized debt issuance costs would be required to be expensed in the period of refinancing or demand.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(in millions, except per share data)

Note 3. Summary of Significant Accounting Policies

Basis of Presentation

The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States (“GAAP”).

Consolidation

Under the investment company rules and regulations pursuant to Article 6 of Regulation S-X and the American Institute of Certified Public Accountants (“AICPA”) Audit and Accounting Guide for Investment Companies (the “Investment Company Guide”), we are precluded from consolidating any entity other than another investment company. The Securities and Exchange Commission (“SEC”) issued guidance that the term “investment company” in this context refers to a “registered investment company.” An exception to the guidance in the Investment Company Guide occurs if the investment company has an investment in a controlled operating company that provides substantially all of its services to the investment company. Our consolidated financial statements include the accounts of a controlled operating company if all or substantially all of the services provided by the operating company are to us or to portfolio companies in which we hold substantially all of the ownership interests. ACFS is a consolidated operating company as it is considered to provide all or substantially all of its services to American Capital and its portfolio companies. If our ownership interest in a portfolio company that a consolidated operating company manages or provides services to were to decrease, the operating subsidiary may no longer be considered to provide substantially all of its services directly or indirectly to us and our portfolio companies, resulting in the deconsolidation of such operating subsidiary at that time. In addition, if a consolidated operating company were to begin providing services to third-parties, the operating subsidiary may no longer be considered to provide substantially all of its services directly or indirectly to us and our portfolio companies, resulting in the deconsolidation of such operating subsidiary at that time. Our investments in other investment companies or funds are recorded as investments in the accompanying consolidated financial statements and are not consolidated. During the second quarter of 2007, we transferred the ownership of our wholly-owned alternative asset fund managers to American Capital, LLC through which we conduct our third-party alternative asset fund management business.

Our consolidated financial statements had previously included the accounts of European Capital Financial Services (Guernsey) Limited (“ECFS”) as all or substantially all of ECFS’ services were provided to European Capital Limited (“European Capital”), a controlled portfolio company in which we had a significant ownership interest. As a result of the European Capital IPO in May 2007 (see note 18), American Capital’s ownership interest in European Capital was diluted and ECFS was no longer considered to be providing substantially all of its services directly or indirectly to us. As a result, in accordance with our consolidation policy, ECFS was deconsolidated prospectively during the second quarter of 2007 and is recorded at fair value on our consolidated balance sheets as part of the fair value of American Capital, LLC.

We also have wholly-owned affiliated statutory trusts that were established to facilitate secured borrowing arrangements whereby assets were transferred to the affiliated statutory trusts and notes were sold by the trust. These transfers of assets to the trusts are treated as secured borrowing arrangements in accordance with the Financial Accounting Standards Board (“FASB”) SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities (“SFAS No. 140”), and our consolidated financial statements include the accounts of our affiliated statutory trusts established for secured financing arrangements. We also have established trusts to fund deferred compensation plans for our employees. Our consolidated financial statements include the accounts of these trusts. All intercompany accounts have been eliminated in consolidation.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(in millions, except per share data)

Valuation of Investments

Our investments are carried at fair value in accordance with the 1940 Act and SFAS No. 157, Fair Value Measurements (“SFAS No. 157”). In accordance with the 1940 Act, unrestricted minority-owned publicly traded securities for which market quotations are readily available are valued at the closing market quote on the valuation date and majority-owned and restricted publicly traded securities and other privately held securities are valued as determined in good faith by our Board of Directors. For restricted securities of companies that are publicly traded, the value is based on the closing market quote on the valuation date minus a discount for the restriction. For unrestricted securities of companies that are publicly traded for which we have a majority-owned interest, the value is based on the closing market quote on the valuation date plus a control premium if our Board of Directors determines in good faith that additional value above the closing market quote would be obtainable upon a sale or transfer of our controlling interest.

We adopted SFAS No. 157 on January 1, 2008. SFAS No. 157 provides a framework for measuring the fair value of assets and liabilities. SFAS No. 157 also provides guidance regarding a fair value hierarchy, which prioritizes information used to measure fair value and the effect of fair value measurements on earnings and provides for enhanced disclosures determined by the level within the hierarchy of information used in the valuation. SFAS No. 157 applies whenever other standards require (or permit) assets or liabilities to be measured at fair value but does not expand the use of fair value in any new circumstances.

SFAS No. 157 defines fair value in terms of the price that would be received upon the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The price used to measure the fair value is not adjusted for transaction costs while the cost basis of our investments may include initial transaction costs. Under SFAS No. 157, the fair value measurement also assumes that the transaction to sell an asset occurs in the principal market for the asset or, in the absence of a principal market, the most advantageous market for the asset. The principal market is the market in which the reporting entity would sell or transfer the asset with the greatest volume and level of activity for the asset. In determining the principal market for an asset or liability under SFAS No. 157, it is assumed that the reporting entity has access to the market as of the measurement date. If no market for the asset exists or if the reporting entity does not have access to the principal market, the reporting entity should use a hypothetical market.

The market in which we would sell our private finance investments is the mergers and acquisition (“M&A”) market. Under SFAS No. 157, we have indentified the M&A market as our principal market for portfolio companies only if we have the ability to initiate a sale of the portfolio company as of the measurement date. We determine whether we have the ability to initiate a sale of a portfolio company based on our ability to control or gain control of the board of directors of the portfolio company as of the measurement date. In evaluating if we can control or gain control of a portfolio company as of the measurement date, we include our equity securities and those securities held by entities managed by American Capital, LLC, on a fully diluted basis. For investments in securities of portfolio companies for which we do not have the ability to control or gain control as of the measurement date and for which there is no active market, our principal market under SFAS No. 157 is a hypothetical secondary market.

Accordingly, we use the M&A market as our principal market for portfolio companies that we control or can gain control as of the measurement date, and we use a hypothetical secondary market for portfolio companies that we do not control or cannot gain control as of the measurement date. However, to the extent that an active market exists, we will consider that as our principal market. Our valuation policy considers the fact that no ready market exists for substantially all of the securities in which we invest and that fair value for our investments must typically be determined using unobservable inputs.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(in millions, except per share data)

Enterprise Value Waterfall Methodology

For securities of portfolio companies that we have identified the M&A market as the principal market, we estimate the fair value based on the enterprise value waterfall (“Enterprise Value Waterfall”) valuation methodology. For minority equity securities, we also estimate the fair value using the Enterprise Value Waterfall valuation methodology. Prior to the adoption of SFAS No. 157, we generally used the Enterprise Value Waterfall methodology for valuing our entire private finance portfolio that was not publicly traded. Upon the adoption of SFAS No. 157, we no longer use the Enterprise Value Waterfall methodology for valuing portfolio investments that we do not control or cannot gain control as of the measurement date.

Under the Enterprise Value Waterfall valuation methodology, we estimate the enterprise value of the portfolio company and then waterfall the enterprise value over the portfolio company’s securities in order of their preference relative to one another. In using the Enterprise Value Waterfall valuation methodology, we consider the in-use valuation premise under SFAS No. 157, which assumes the debt and equity securities are sold together, and which we believe is appropriate as this would provide the maximum proceeds to the seller. In applying the Enterprise Value Waterfall valuation methodology, we also consider that in a change of control transaction, our debt securities are generally required to be repaid and that a buyer cannot assume the debt security.

To estimate the enterprise value of the portfolio company, we prepare an analysis consisting of traditional valuation methodologies including market, income and cost approaches. We weight some or all of the traditional valuation methods based on the individual circumstances of the portfolio company in order to conclude on our estimate of the enterprise value. The methodologies consist of valuation estimates based on: valuations of comparable public companies, recent sales of private and public comparable companies, discounting the forecasted cash flows of the portfolio company, estimating the liquidation or collateral value of the portfolio company’s assets, third-party valuations of the portfolio company, considering offers from third-parties to buy the company, estimating the value to potential strategic buyers and considering the value of recent investments in the equity securities of the portfolio company.

In valuing convertible debt, equity or other similar securities, we value our investment based on our pro rata share of the residual equity value available after deducting all outstanding debt from the estimated enterprise value. We value non-convertible debt securities at the face amount of the debt to the extent that the estimated enterprise value of the portfolio company exceeds the outstanding debt of the portfolio company. If the estimated enterprise value is less than the outstanding debt of the company, we reduce the value of our debt investment beginning with the junior most debt such that the enterprise value less the value of the outstanding debt is zero.

Market Yield Valuation Methodology

For securities of portfolio companies for which we are required to identify the hypothetical secondary market as the principal market, we determine the fair value based on the assumptions that hypothetical market participants would use to value the security in a current hypothetical sale using a market yield (“Market Yield”) valuation methodology based on an exchange valuation premise under SFAS No. 157.

For debt and redeemable preferred equity securities of our private finance portfolio for which we do not control or cannot gain control as of the measurement date, we estimate the fair value based on such factors as third-party broker quotes and our own assumptions in the absence of market observable data, including synthetic credit ratings, estimated remaining life, current market yield and interest rate spreads of similar securities as of the measurement date. In accordance with FASB Staff Position (“FSP”) No. 157-3, Determining the Fair Value

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(in millions, except per share data)

of a Financial Asset When the Market for That Asset Is Not Active (“FSP No. 157-3”), we weight the use of third-party broker quotes in determining fair value based on our understanding of the level of actual transactions used by the broker to develop the quote and whether the quote was an indicative price or binding offer. We estimate the remaining life based on market data of the average life of similar debt securities. However, if we have information available to us that the debt security is expected to be repaid in the near term, we would use an estimated remaining life based on the expected repayment date. If there is a significant deterioration of the credit quality of a debt security, we may consider other factors that a hypothetical market participant would use to estimate fair value, including the proceeds that would be received in a liquidation analysis.

We also value our investments in Structured Products using the Market Yield valuation methodology. We estimate the fair value based on such factors as third-party broker quotes and our cash flow forecasts subject to assumptions a market participant would use regarding the investments’ underlying collateral including, but not limited to, assumptions of default and recovery rates, reinvestment spreads and prepayment rates. Cash flow forecasts are discounted using a market participant’s market yield assumptions that are derived from multiple sources including, but not limited to, third-party broker quotes, recent investments and securities and indices with similar structure and risk characteristics. In accordance with FSP No. 157-3, we weight the use of third-party broker quotes in determining fair value based on our understanding of the level of actual transactions used by the broker to develop the quote and whether the quote was an indicative price or binding offer.

Due to the uncertainty inherent in the valuation process, such estimates of fair value may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned.

Interest Rate Derivatives

For interest rate derivative agreements, we estimate the fair value based on the estimated net present value of the future cash flows using a forward interest rate yield curve in effect as of the end of the measurement period, adjusted for nonperformance risk, if any, including a quantitative and/or qualitative evaluation of both our credit risk and our counterparty’s credit risk.

Investment Classification

As required by the 1940 Act, we classify our investments by level of control. As defined in the 1940 Act, “Control Investments” are investments in those companies that we are deemed to “Control.” “Affiliate Investments” are investments in those companies that are “Affiliated Companies” of us, as defined in the 1940 Act, other than Control Investments. “Non-Control/Non-Affiliate Investments” are those that are neither Control Investments nor Affiliate Investments. Generally, under the 1940 Act, we are deemed to control a company if we own more than 25% of the voting securities of such company or have greater than 50% representation on its board of directors. We are deemed to be an affiliate of a company in which we have invested if we own between 5% and 25% of the voting securities of such company.

Cash and Cash Equivalents

Cash and cash equivalents consist of demand deposits and highly liquid investments with original maturities of three months or less. Cash and cash equivalents are carried at cost which approximates fair value.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(in millions, except per share data)

Restricted Cash and Cash Equivalents

Cash and cash equivalent accounts that are restricted per our credit agreements for collection of interest and principal payments on loans that are securitized and are required to be used to pay interest and principal on securitized debt are classified as restricted cash. In addition, cash accounts that are restricted as reserves per our credit agreements are classified as restricted cash. Restricted cash and cash equivalents are carried at cost which approximates fair value.

Interest and Dividend Income Recognition

Interest income is recorded on the accrual basis to the extent that such amounts are expected to be collected. Original issue discount (“OID”) is accreted into interest income using the effective interest method. OID initially represents the value of detachable equity warrants obtained in conjunction with the acquisition of debt securities and loan origination fees that represent yield enhancement. Dividend income is recognized on the ex-dividend date for common equity securities and on an accrual basis for preferred equity securities to the extent that such amounts are expected to be collected or realized. In determining the amount of dividend income to recognize, if any, from cash distributions on common equity securities, we will assess many factors including a portfolio company’s cumulative undistributed income and operating cash flow. Cash distributions from common equity securities received in excess of such undistributed amounts are recorded first as a reduction of the cost basis of our investment and then as a realized gain on our equity security. We stop accruing interest or dividends on our investments when it is determined that the interest or dividend is not collectible. We assess the collectability of the interest and dividends based on many factors including the portfolio company’s ability to service our loan based on current and projected cash flows as well as the current valuation of the enterprise. For investments with payment-in-kind (“PIK”) interest and cumulative dividends, we base income and dividend accruals on the valuation of the PIK notes or securities received from the borrower or the redemption value of the security. If the portfolio company valuation indicates a value of the PIK notes or securities or redemption value that is not sufficient to cover the contractual interest or dividend, we will not accrue interest or dividend income on the notes or securities.

Interest income on CMBS, CLO and CDO investments is recognized on the effective interest method as required by Emerging Issues Task Force (“EITF”) Issue No. 99-20, Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets (“EITF No. 99-20”). Under EITF No. 99-20, at the time of purchase, we estimate the future expected cash flows and determine the effective interest rate based on these estimated cash flows and our cost basis. Subsequent to the purchase and on a quarterly basis, these estimated cash flows are updated and a revised yield is calculated prospectively based on the current amortized cost of the investment. To the extent the current quarterly estimated cash flows decrease from the prior quarterly estimated cash flows, the revised yield is calculated prospectively based on the current fair value of the investment if the fair value is below cost. In estimating these cash flows, there are a number of assumptions that are subject to uncertainties and contingencies. These include the amount and timing of principal payments (including prepayments, repurchases, defaults and liquidations), the pass through or coupon rate, and interest rate fluctuations. In addition, interest payment shortfalls due to delinquencies on the underlying loans, and the timing of and magnitude of projected credit losses on the loans underlying the securities have to be estimated. These uncertainties and contingencies are difficult to predict and are subject to future events that may impact our estimates and interest income. As a result, actual results may differ significantly from these estimates.

Alternative Asset Management and Other Fee Income Recognition

Fees primarily include alternative asset management, portfolio company management, transaction structuring, financing and prepayment fees. Alternative asset management fees represent fees for providing

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(in millions, except per share data)

investment advisory services to our alternative asset funds. Portfolio company management fees, which are generally recurring in nature, represent amounts received for providing advice and analysis to our middle market portfolio companies. Alternative asset management and portfolio company management fees are recognized as earned, provided that collection is probable. Transaction structuring and financing fees represent amounts received for structuring, financing and executing transactions and are generally payable only if the transaction closes and are recognized as earned when the transaction is completed. Prepayment fees are recognized as they are received.

Realized Gain or Loss and Unrealized Appreciation or Depreciation of Portfolio Investments

Realized gain or loss is recorded at the disposition of an investment and is the difference between the net proceeds from the sale and the cost basis of the investment using the specific identification method. We include the fair value of all financial assets received in our net proceeds in determining the realized gain or loss at disposition, including anticipated proceeds held in escrow at the time of sale.

Unrealized appreciation or depreciation reflects the difference between the Board of Directors’ valuation of the investments and the cost basis of the investments. For portfolio investments denominated in a functional currency other than the U.S. dollar, our investment is translated at the exchange rate in effect at the balance sheet date. The resulting translation adjustment is recorded as “Foreign currency translation” in our consolidated statements of operations.

Derivative Financial Instruments

We use derivative financial instruments consisting primarily of interest rate derivative agreements primarily to manage interest rate risk and to fulfill our obligation under the terms of our secured revolving credit facility and asset securitizations. We do not hold or issue derivative financial instruments for speculative purposes. All derivative financial instruments are recorded at fair value with changes in fair value reflected in net unrealized appreciation or depreciation of investments during the reporting period. The fair value of interest rate derivative agreements is based on the estimated net present value of the future cash flows using the forward interest rate yield curve in effect at the end of the period, adjusted for non-performance risk based on our credit risk and our counterparty’s credit risk. We consider the impact of any collateral requirements, credit enhancements or netting arrangements in evaluating credit risk. We may hold or issue derivative financial instruments for speculative purposes to hedge existing investments or to establish a position with respect to investment objectives.

Our derivatives are considered economic hedges that do not qualify for hedge accounting under SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities (“SFAS No. 133”). We record the accrual of the periodic interest settlements of interest rate derivatives in net unrealized appreciation or depreciation of investments and subsequently record the amount as a realized gain or loss on investments on the interest settlement date.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date.

Income Taxes

We operate to qualify to be taxed as a RIC under the Code. Generally, a RIC is entitled to deduct dividends it pays to its shareholders from its income to determine taxable income. Dividends declared and paid up to one

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(in millions, except per share data)

year after the current tax year can generally be carried back to the prior tax year for determining the dividends paid in such tax year. We have distributed and currently intend to distribute sufficient dividends to eliminate taxable income. We are also subject to a nondeductible federal excise tax if we do not distribute at least 98% of our investment company taxable income in any calendar year and 98% of our capital gain net income for each one-year period ending on October 31.

Our consolidated operating subsidy, ACFS, is subject to federal, state and local income tax. We use the liability method in accounting for income taxes. Deferred tax assets and liabilities are recorded for temporary differences between the tax basis of assets and liabilities and their reported amounts in the consolidated financial statements, using statutory tax rates in effect for the year in which the differences are expected to reverse. A valuation allowance is provided against deferred tax assets when it is more likely than not that some portion or all of the deferred tax asset will not be realized.

Use of Estimates in Preparation of Financial Statements

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the period reported. Actual results could differ from those estimates.

Property and Equipment

Property and equipment are carried at cost and depreciated using the straight-line method over the estimated useful lives of the related assets ranging from three to seven years, or the shorter of the estimated useful life or lease term for leasehold improvements.

Deferred Financing Costs

Financing costs related to long-term debt obligations are deferred and amortized over the life of the debt using either the effective interest method or straight-line method.

Transfer of Financial Assets

For a transfer of financial assets to be considered a sale, the transfer must meet the sale criteria of SFAS No. 140 under which we must surrender control over the transferred assets. The assets must be isolated from us, even in bankruptcy or other receivership; the purchaser must have the right to pledge or sell the assets transferred and we may not have an option or obligation to reacquire the assets. If the sale criteria are not met, the transfer is considered to be a secured borrowing, the assets remain on our consolidated balance sheets and the sale proceeds are recognized as a liability.

The transfers of financial assets to our managed alternative asset funds have been treated as sales by us under SFAS No. 140. The transfer of financial assets to the affiliated statutory trusts and the related sale of notes by our trusts have been treated as secured borrowing financing arrangements by us under SFAS No. 140.

Stock-Based Compensation

On January 1, 2006, we adopted SFAS No. 123 (revised 2004), Share-Based Payment, (“SFAS No. 123(R)”) a revision to SFAS No. 123. Generally, the approach in SFAS No. 123(R) is similar to the approach

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(in millions, except per share data)

described in SFAS No. 123, Accounting for Stock-Based Compensation, (“SFAS No. 123”). However, SFAS No. 123(R) requires all share-based payments to employees, including grants of employee stock options, to be recognized in the income statement based on their fair values. We adopted SFAS No. 123(R) using the “modified prospective” method. Under the modified prospective method, the consolidated financial statements for prior year interim periods and fiscal years will not reflect any restated amounts.

Prior to the adoption of SFAS No. 123(R), we applied the provisions of SFAS No. 123, which we adopted on January 1, 2003, to our stock options. Accordingly, the estimated fair values of the stock options are expensed over the vesting period of the options and are included in the accompanying consolidated statements of operations. When recognizing compensation cost under SFAS No. 123, we elected to adjust the compensation costs for forfeitures when the unvested awards were actually forfeited. However, under SFAS No. 123(R), we are required to estimate forfeitures of unvested awards when recognizing compensation cost. Upon the adoption of SFAS No. 123(R), we recorded a cumulative effect of a change in accounting principle, net of related tax effects, to adjust compensation cost for the difference in compensation costs recognized in prior periods had forfeitures been estimated during those periods of $1 million, or $0.01 per basic and diluted share. We calculated the compensation costs that would have been recognized in prior periods using an estimated annual forfeiture rate of 6.7%.

Concentration of Credit Risk

We place our cash and cash equivalents with major financial institutions and, at times, cash held in checking accounts may exceed the Federal Deposit Insurance Corporation insured limit. Our interest rate derivative agreements are with multiple large commercial financial institutions.

Recent Accounting Pronouncements

In June 2008, the FASB ratified EITF Issue No. 07-5, Determining Whether an Instrument (or Embedded Feature) Is Indexed to an Entity’s Own Stock (“EITF No. 07-5”). EITF No. 07-5 provides guidance on the determination of whether an instrument (or an embedded feature) is indexed to an entity’s own stock in determining whether an instrument is a derivative. To the extent a derivative instrument or embedded derivative feature is deemed indexed to an entity’s own stock, it may be exempt from the requirements of SFAS No. 133, as well as eligible for equity classification under EITF Issue No. 00-19, Accounting for Derivative Financial Instruments Indexed to, and Potentially Settled in, a Company’s Own Stock (“EITF No. 00-19”). EITF No. 07-5 provides that an entity should determine whether an equity-linked financial instrument (or embedded feature) is indexed to its own stock first by evaluating the instrument’s contingent exercise provisions, if any, and then by evaluating the instrument’s settlement provisions. EITF No. 07-5 is effective for financial statements issued for fiscal years and interim periods beginning after December 15, 2008, with early application prohibited. Management has assessed the impact on our consolidated financial statements of adopting EITF No. 07-5 and does not anticipate its adoption will have a material impact on our consolidated financial statements.

In June 2008, the FASB issued FSP No. EITF 03-6-1, Determining Whether Instruments Granted in Share-Based Payment Transactions Are Participating Securities (“FSP EITF No. 03-6-1”). The objective of this FSP is to address questions that arose regarding whether unvested share-based payment awards with rights to receive dividends or dividend equivalents should be considered participating securities for the purposes of applying the two-class method of calculating earnings per share (“EPS”), pursuant to SFAS No. 128, Earnings per Share. In FSP EITF No. 03-6-1, the FASB staff concluded that unvested share-based payment awards that contain rights to receive non-forfeitable dividends or dividend equivalents (whether paid or unpaid) are participating securities, and thus, should be included in the two-class method of computing EPS. It is effective for fiscal years beginning after December 15, 2008, and interim periods within those years with early application prohibited. This FSP

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(in millions, except per share data)

requires that all prior-period EPS data be adjusted retrospectively. Management has evaluated the impact on our consolidated financial statements of adopting FSP EITF No. 03-6-1 and does not anticipate its adoption will have a material impact on our consolidated financial statements.

In March 2008, the FASB issued SFAS No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS No. 161”). The objective of SFAS No. 161 is to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity’s financial position, financial performance and cash flows. SFAS No. 161 improves transparency about the location and amounts of derivative instruments in an entity’s financial statements; how derivative instruments and related hedged items are accounted for under SFAS No. 133; and how derivative instruments and related hedged items affect its financial position, financial performance and cash flows. SFAS No. 161 achieves these improvements by requiring disclosure of the fair values of derivative instruments and their gains and losses in a tabular format. It also provides more information about an entity’s liquidity by requiring disclosure of derivative features that are credit risk–related. Finally, it requires cross-referencing within footnotes to enable financial statement users to locate important information about derivative instruments. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008, with early application encouraged. We did not early adopt SFAS No. 161. Management is currently evaluating the enhanced disclosure requirements and the impact on our consolidated financial statements of adopting SFAS No. 161.

Note 4. Investments

Investments consist of securities issued by publicly- and privately-held companies consisting of senior debt, subordinated debt, equity warrants, preferred and common equity securities and derivative agreements. Our debt securities are payable in installments with final maturities ranging generally from five to ten years and many are collateralized by assets of the borrower. We also make investments in securities that do not produce current income. These investments typically consist of equity warrants, common equity and preferred equity and are identified in the accompanying consolidated schedule of investments. We also invest in both investment grade and non-investment grade Structured Products.

We fair value our investments in accordance with GAAP as determined in good faith by our Board of Directors. When available, we base the fair value of our investments on directly observable market prices or on market data derived for comparable assets. For all other investments, inputs used to measure fair value reflect management’s best estimate of assumptions that would be used by market participants in pricing the investment in a hypothetical transaction.

The levels of fair value inputs used to measure our investments are characterized in accordance with the fair value hierarchy established by SFAS No. 157. Where inputs for an asset or liability fall in more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s fair value measurement. We use judgment and consider factors specific to the investment in determining the significance of an input to a fair value measurement. The three levels of the fair value hierarchy and investments that fall into each of the levels are described below:

•

Level 1: Level 1 inputs are unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities. We use Level 1 inputs for investments in publicly traded unrestricted securities for which we do not have a controlling interest. Such investments are valued at the closing price on the measurement date. We did not value any of our investments using Level 1 inputs as of December 31, 2008.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(in millions, except per share data)

•	Level 2: Level 2 inputs are inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly.

•

Level 3: Level 3 inputs are unobservable and cannot be corroborated by observable market data. We use Level 3 inputs for measuring the fair value of substantially all of our investments. See note 3, Valuation of Investments for further information regarding the investment valuation policies used to determine the fair value of our Level 3 investments.

The following fair value hierarchy table sets forth our investment portfolio by level as of December 31, 2008 (in millions):

	Level 1	Level 2	Level 3	Total
Senior debt	$—	$—	$2,761	$2,761
Subordinated debt	—	—	2,351	2,351
Preferred equity	—	—	1,344	1,344
Common equity	—	102	601	703
Equity warrants	—	—	74	74
Structured products	—	—	186	186
Derivative and option agreements, net	—	—	(214)	(214)

Total investments, net	$—	$102	$7,103	$7,205

The following table sets forth a summary of changes in the fair value of investment assets and liabilities measured using Level 3 inputs for the year ended December 31, 2008 (in millions):

	Balances, January 1, 2008	Realized Gains (Losses)(1)	Reversal of Prior Period Appreciation (Depreciation) on Realization(2)	Unrealized Appreciation (Depreciation)(2)(3)	Purchases, Sales, Issuances & Settlements, Net(4)	Transfers In & Out of Level 3	Balances, December 31, 2008
Senior debt	$3,555	$(8)	$13	$(628)	$(171)	$—	$2,761
Subordinated debt	2,334	(29)	35	(341)	352	—	2,351
Preferred equity	1,957	65	(75)	(396)	(207)	—	1,344
Common equity	2,205	112	(131)	(1,390)	(119)	(76)	601
Equity warrants	213	9	(7)	(48)	(93)	—	74
Structured products	660	(19)	19	(606)	132	—	186
Derivative and option agreements, net	(73)	(40)	—	(119)	18	—	(214)

Total	$10,851	$90	$(146)	$(3,528)	$(88)	$(76)	$7,103

(1)	Included in net realized gain (loss) on investments in the consolidated statement of operations. Excludes $54 million of taxes on net realized gains for the year ended December 31, 2008. Also excludes $9 million in losses on realized foreign currency transactions on American Capital borrowings that are denominated in a foreign currency for the year ended December 31, 2008.
(2)	Included in net unrealized appreciation (depreciation) of investments in the consolidated statement of operations.
(3)	Excludes $8 million of unrealized appreciation related to foreign currency translation for American Capital borrowings that are denominated in a foreign currency for the year ended December 31, 2008.
(4)

Includes increases in the cost basis of investments resulting from new portfolio investments, PIK interest or dividends, the amortization of discounts, premiums and closing fees and the exchange of one or more

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(in millions, except per share data)

existing securities for one or more new securities as well as decreases in the cost basis of investments resulting from principal repayments or sales and the exchange of one or more existing securities for one or more new securities.

As of December 31, 2008 and 2007, loans on non-accrual status were $871 million and $338 million, respectively, calculated as the cost plus unamortized OID, and $150 million and $122 million, respectively, at fair value. As of December 31, 2008, loans with a principal balance of $28 million were greater than three months due, excluding loans on non-accrual status. As of December 31, 2007, there were no loans greater than three months past due, excluding loans on non-accrual status.

The composition summaries of our investment portfolio, at cost and fair value as a percentage of total investments, excluding derivative and option agreements, are shown in the following tables:

	December 31, 2008	December 31, 2007
COST
Senior debt	31.9%	33.7%
Subordinated debt	26.5%	23.5%
Preferred equity	16.3%	18.1%
Common equity	15.2%	15.4%
Structured products	9.0%	7.9%
Equity warrants	1.1%	1.4%

	100.0%	100.0%

	December 31, 2008	December 31, 2007
FAIR VALUE
Senior debt	37.2%	32.5%
Subordinated debt	31.7%	21.4%
Preferred equity	18.1%	17.9%
Common equity	9.5%	20.2%
Structured products	2.5%	6.1%
Equity warrants	1.0%	1.9%

	100.0%	100.0%

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(in millions, except per share data)

We use the Global Industry Classification Standards for classifying the industry groupings of our portfolio companies. The following tables show the portfolio composition by industry grouping at cost and at fair value as a percentage of total investments, excluding derivative and option agreements. Our investments in European Capital, CLO and CDO securities are excluded from the table below. Our investments in ACAS CRE CDO 2007-1, Ltd. and CMBS are classified in the Real Estate category.

	December 31, 2008	December 31, 2007
COST
Commercial Services and Supplies	11.7%	10.6%
Real Estate	10.3%	8.5%
Household Durables	9.0%	8.2%
Internet and Catalog Retail	5.2%	4.9%
Life Sciences Tools and Services	3.9%	3.6%
Food Products	3.8%	4.4%
Health Care Providers and Services	3.6%	3.3%
Health Care Equipment and Supplies	3.5%	2.6%
Diversified Financial Services	3.4%	3.7%
Hotels, Restaurants and Leisure	3.3%	3.2%
Auto Components	3.1%	3.0%
Construction and Engineering	3.1%	3.0%
Diversified Consumer Services	3.1%	4.3%
Electrical Equipment	2.8%	3.3%
IT Services	2.2%	2.0%
Pharmaceuticals	2.0%	1.8%
Containers and Packaging	1.9%	4.4%
Computers and Peripherals	1.8%	1.8%
Electronic Equipment and Instruments	1.8%	1.5%
Internet Software and Services	1.7%	1.6%
Software	1.6%	5.3%
Building Products	1.5%	1.9%
Leisure Equipment and Products	1.5%	1.4%
Aerospace & Defense	1.4%	1.0%
Other	12.8%	10.7%

	100.0%	100.0%

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(in millions, except per share data)

	December 31, 2008	December 31, 2007
FAIR VALUE
Commercial Services & Supplies	11.6%	10.4%
Household Durables	7.8%	7.6%
Life Sciences Tools & Services	4.8%	3.9%
Real Estate	4.8%	6.7%
Health Care Equipment & Supplies	4.7%	3.1%
Electrical Equipment	4.7%	3.8%
Internet & Catalog Retail	4.6%	4.7%
Diversified Consumer Services	4.3%	4.5%
Diversified Financial Services	3.6%	3.5%
Hotels, Restaurants & Leisure	3.6%	3.1%
Health Care Providers & Services	3.3%	3.6%
Auto Components	3.2%	2.8%
Food Products	3.0%	3.6%
Pharmaceuticals	2.8%	1.8%
Construction & Engineering	2.7%	2.9%
Capital Markets	2.6%	5.1%
Software	2.3%	5.4%
Electronic Equipment & Instruments	2.2%	1.4%
Aerospace & Defense	2.1%	1.4%
Computers & Peripherals	2.0%	1.8%
Building Products	2.0%	2.0%
Energy Equipment & Services	1.8%	1.5%
IT Services	1.8%	1.5%
Containers & Packaging	1.7%	4.1%
Real Estate Investment Trusts	1.5%	0.0%
Other	10.5%	9.8%

	100.0%	100.0%

The following tables show the portfolio composition by geographic location at cost and at fair value as a percentage of total investments, excluding Structured Products and derivative and option agreements. The geographic composition is determined by the location of the corporate headquarters of the portfolio company.

	December 31, 2008	December 31, 2007
COST
Southwest	20.8%	19.9%
Mid-Atlantic	19.5%	23.0%
International	16.1%	12.1%
Southeast	12.4%	13.8%
Northeast	11.7%	12.7%
South-Central	11.6%	11.2%
North-Central	7.3%	6.7%
Northwest	0.6%	0.6%

	100.0%	100.0%

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(in millions, except per share data)

	December 31, 2008	December 31, 2007
FAIR VALUE
Southwest	24.3%	19.1%
Mid-Atlantic	21.7%	26.7%
South-Central	13.8%	11.5%
Northeast	12.0%	12.7%
Southeast	10.7%	12.5%
International	8.8%	10.4%
North-Central	8.1%	6.6%
Northwest	0.6%	0.5%

	100.0%	100.0%

Note 5. Borrowings

Our debt obligations consisted of the following as of December 31, 2008 and 2007:

	2008	2007
Secured revolving credit facility, $500 million and $1,300 million commitment, respectively	$—	$116
Unsecured revolving credit facility, $1,409 million and $1,565 million commitment, respectively	1,389	1,350
Unsecured debt due September 2009	82	82
Unsecured debt due August 2010	126	126
Unsecured debt due February 2011	24	27
Unsecured debt due September 2011	85	85
Unsecured debt due October 2012	548	547
Unsecured debt due October 2020	75	75
ACAS Business Loan Trust 2004-1 asset securitization	201	320
ACAS Business Loan Trust 2005-1 asset securitization	798	830
ACAS Business Loan Trust 2006-1 asset securitization	427	436
ACAS Business Loan Trust 2007-1 asset securitization	381	492
ACAS Business Loan Trust 2007-2 asset securitization	292	338

Total	$4,428	$4,824

The daily weighted average debt balance for the years ended December 31, 2008 and 2007 was $4,508 million and $4,572 million, respectively. The weighted average interest rate on all of our borrowings, including amortization of deferred financing costs, for the years ended December 31, 2008, 2007 and 2006 was 4.9%, 6.3% and 6.3%, respectively.

As of December 31, 2008 and 2007, the fair value of the above borrowings was $3,172 million and $4,605 million, respectively. We adopted SFAS No. 157 on January 1, 2008. SFAS No. 157 defines fair value in terms of the price that would be paid to transfer a liability in an orderly transaction between market participants at the measurement date. It assumes that the liability is transferred to a market participant at the measurement date and that the nonperformance risk relating to that liability is the same before and after the transfer. Nonperformance risk refers to the risk that the obligation will not be fulfilled and affects the value at which the liability is

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(in millions, except per share data)

transferred. The fair value of our debt obligations is based upon market interest rates for entities with similar credit risk, adjusted for nonperformance risk, if any, based on a quantitative and/or qualitative evaluation of our credit risk.

Secured Revolving Credit Facility

In September 2008, we amended our secured revolving credit facility, administered by Wachovia Capital Markets, LLC, to extend it for an additional year to September 2009. In connection with the renewal, we reduced the facility commitment size from $1,300 million to $500 million. As amended, our ability to make draws under the facility expires as of September 7, 2009, unless extended. If the facility is not extended before the termination date, any principal amounts then outstanding will be due and payable at that time. Interest on borrowings under this facility is paid monthly and is generally charged at one-month LIBOR plus a spread of 2.50%, an increase over the previous spread of 1.125%. In addition, the unused commitment fee increased from 0.125% to 0.50% per annum. The facility contains covenants that, among other things, restrict the loans securing the facility to certain dollar amounts, concentrations in industries, certain loan grade classifications, certain security interests and interest payment terms. It also contains customary default provisions, as well as the following default provisions: a cross-default on our debt of $15 million or more, a minimum consolidated tangible net worth requirement of the greater of (a) $4.2 billion plus seventy five percent (75%) of any capital stock issued or debt conversions that occur after December 31, 2007 and (b) the minimum consolidated tangible net worth requirement set forth in our unsecured revolving credit facility, which is currently $4.5 billion plus forty percent (40%) of any capital stock issued or debt converted after October 1, 2008, a default triggered by a change of control and a default triggered if our senior unsecured issuer or debt rating is downgraded below BB by any rating agency.

As of December 31, 2008, we were not in compliance with the minimum consolidated tangible net worth and twelve month portfolio charge-off ratio covenants for this facility. As of December 31, 2008 and February 27, 2009, we had no borrowings outstanding under the facility. We delivered a termination notice to the lenders for this facility on February 27, 2009.

Unsecured Revolving Credit Facility

In September 2008, we amended our unsecured revolving credit facility administered by an affiliate of Wachovia Capital Markets, LLC. In connection with the amendment, the commitment size of the facility was reduced from $1,565 million to $1,409 million and will be reduced further to $1,252 million on December 31, 2009. The maturity date was also amended from May 2012 to March 2011. Interest on borrowings under this facility is charged at either (i) the applicable index rate and the applicable percentage at such time based on our senior unsecured debt rating, or (ii) for borrowings denominated in U.S. dollars, the greater of the prime rate in effect on such day and the federal funds effective rate in effect on such day plus 0.50%, and for borrowings denominated in an alternative currency, the applicable base rate, in each case, plus the applicable percentage at such time based on our unsecured debt rating. As a result of the amendment, our applicable spread over the applicable index rates increased from 0.90% to 3.25% as of December 31, 2008 and the applicable spread over the applicable base rates increased from 0% to 2.25% as of December 31, 2008. To the extent that our unsecured debt rating decreases, the applicable spread over the applicable index rate and applicable base rate would both increase by 0.50% for each rating decrease to a maximum spread of 4.75% and 3.75%, respectively. We are also charged an unused commitment fee based on our corporate rating. As a result of the amendment, the applicable unused commitment fee for the facility also increased from 0.125% to 0.50% per annum as of December 31, 2008. To the extent that our unsecured debt rating decreases, the unused commitment fee would increase by 0.10% for each rating decrease to a maximum of 0.80%. In connection with the amendment, the minimum

AMERICAN CAPITAL, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(in millions, except per share data)

consolidated tangible net worth covenant was decreased to $4.5 billion plus forty percent (40%) of any capital stock issued or debt converted after October 1, 2008. The agreement also contains various other covenants, including maintaining an asset coverage ratio equal to or greater than 1.55 to 1.00 and an interest coverage ratio equal to or greater than 1.75 to 1.00. The agreement also contains a cross-default provision on our consolidated debt of $25 million or more and a default triggered if we fail to maintain an unsecured debt rating equal to or greater than BB by any one rating agency and a default triggered by a change of control.

As of December 31, 2008, we were not in compliance with the minimum consolidated tangible net worth covenant for this facility. Pursuant to the terms of the facility, the applicable spread on any borrowings outstanding under this facility could increase by 2.00% during an event of default at the election of our lenders. Once the event of default is cured or waived, the default rate is no longer applicable. We expect the lenders to formally declare an event of default.

Unsecured Public Debt

In July 2007, we completed a public offering of $550 million of senior unsecured notes for proceeds of $547 million, net of underwriters’ discounts. The notes bear interest at an initial fixed rate of 6.85% and mature in August 2012. Interest payments are due semi-annually on February 1 and August 1 and all principal is due at maturity. At the time of the issuance, the notes were rated Baa2, BBB and BBB by Moody’s Investor Services, Standard & Poor’s Ratings Services and Fitch Ratings, respectively. If the ratings of the notes from at least two of the rating agencies are decreased to ratings set forth in the table below, the initial interest rate of 6.85% will increase from the initial interest rate by each of the percentages for the two ratings set forth below:

Fitch Rating	Interest Rate Adjustment	S&P Rating	Interest Rate Adjustment	Moody’s Rating	Interest Rate Adjustment
BB+	0.25%	BB+	0.25%	Ba1	0.25%
BB	0.50%	BB	0.50%	Ba2	0.50%
BB-	0.75%	BB-	0.75%	Ba3	0.75%
B+ or below	1.00%	B+ or below	1.00%	B1 or below	1.00%

If at least two of the rating agencies then subsequently increase their ratings of the notes to any of the ratings set forth above, the interest rate on the notes would decrease such that the interest rate on the notes equals the initial interest rate of 6.85% plus (if applicable) each of the percentages for the ratings set forth above. Each adjustment required by any decrease or increase in the ratings set forth above is made independent of any and all other adjustments, provided that if the ratings from three rating agencies are decreased to the ratings set forth above, then only the lowest two of the three ratings will be utilized for such adjustments. In no event shall the interest rate be reduced below 6.85% or increased above 8.85%. If at least two rating agencies cease to provide ratings for the notes, any increase or decrease necessitated by a reduction or increase in the rating by the remaining rating agency shall be twice the percentages set forth above. As of December 31, 2008, at least two of the rating agencies maintained the rating at either Baa2 or BBB. The indenture contains various covenants, including a covenant that requires us to maintain an asset coverage ratio, as defined in the 1940 Act, of at least 200%. The notes may be redeemed by us in whole or in part, together with an interest premium, as stipulated in the note agreement.

As of December 31, 2008, we were not in compliance with the asset coverage ratio covenant for these notes. Such noncompliance could lead to an event of default under the notes after the applicable cure period. Pursuant to the terms of the notes, during an event of default, the trustee or at least 25% of the note holders may declare

AMERICAN CAPITAL, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(in millions, except per share data)

the principal and accrued interest to be due and payable immediately. As of the date of this filing, an event of default has not occurred and no acceleration actions have been taken by the note holders. However, we have not obtained waivers of the noncompliance issues from the note holders.

Unsecured Private Debt

In February 2006, we entered into a note purchase agreement to issue €14 million and £3 million of senior unsecured five-year notes to institutional investors in a private placement offering ($27 million and $24 million as of December 31, 2007 and 2006, respectively). The €14 million Series 2006-A Notes have a fixed interest rate of 5.177% and the £3 million Series 2006-B Notes have a fixed interest rate of 6.565%. Each series matures in February 2011.

In September 2005, we entered into a note purchase agreement to issue $75 million of senior unsecured fifteen-year notes to accredited investors in a private placement offering. The unsecured notes have a fixed interest rate of 6.923% through the interest payment date in October 2015 and bear interest at the rate of LIBOR plus 2.65% thereafter and mature in October 2020.

In August 2005, we entered into a note purchase agreement to issue an aggregate of $126 million of unsecured five-year notes to institutional investors in a private placement offering. The unsecured notes have a fixed interest rate of 6.14% and mature in August 2010.

In September 2004, we sold an aggregate $167 million of unsecured five- and seven-year notes to institutional investors in a private placement offering pursuant to a note purchase agreement. The unsecured notes consist of $82 million of senior notes, Series A and $85 million of senior notes, Series B. The Series A notes have a fixed interest rate of 5.92% and mature in September 2009. The Series B notes have a fixed interest rate of 6.46% and mature in September 2011.

The note purchase agreements discussed above contain various covenants, including covenants that require us to maintain an asset coverage ratio, as defined in the 1940 Act, of at least 200%, an available debt asset coverage ratio, a minimum consolidated tangible net worth and a minimum interest coverage ratio. Each note purchase agreement also contains a cross-default provision on our consolidated debt of $15 million or more and a default triggered by a change of control.

As of December 31, 2008, we were not in compliance with the minimum consolidated tangible net worth covenants, the available debt asset coverage ratio covenants or the asset coverage ratio covenants for these notes. Pursuant to the terms of the notes, during an event of default the lenders can declare that all amounts outstanding are immediately due and payable and a default rate equal to the greater of 2.00% above the stated rate or 2.00% over the prime rate is applied until all amounts due are paid in full. The note holders can rescind any acceleration if all late payments are made, any events of default are amended, cured or waived and no judgment or decree has been entered for the payment of any monies due on the notes. We expect the note holders to formally declare an event of default.

Total Return Swap Facility

Our $300 million total return swap facility with Wachovia Bank, N.A. was terminated on December 18, 2008. The balance outstanding on the facility was paid down at the time of the termination.

AMERICAN CAPITAL, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(in millions, except per share data)

Securitizations

As of December 31, 2008, we were in compliance with all of our asset securitizations.

In August 2007, we completed a $500 million asset securitization. In connection with the transaction, ACAS Business Loan Trust 2007-2 (“BLT 2007-2”), an indirect consolidated subsidiary, issued $300.5 million Class A notes, $37.5 million Class B notes and $162 million of Class C through Class F notes (collectively, the “2007-2 Notes”). The Class A notes and Class B notes were sold to institutional investors and all of the Class C through Class F notes were retained by us. The 2007-2 Notes are secured by loans originated or acquired by us and sold to our wholly-owned consolidated subsidiary, BLT 2007-2. Through February 2008, BLT 2007-2 could have also generally used principal collections from the underlying loan pool to purchase additional loans to secure the 2007-2 Notes. After such time, principal payments on the 2007-2 Notes will generally be applied pro rata to each class of 2007-2 Notes outstanding until the aggregate outstanding principal balance of the loan pool is less than $250 million or the occurrence of certain other events. Payments will then be applied sequentially to the Class A notes, the Class B notes, the Class C notes, the Class D notes, the Class E notes and the Class F notes. However, if any loan collateral in the trust becomes a defaulted loan, as defined in the indenture, all interest and principal collections that would be applied to the Class C notes are applied sequentially to pay the principal on the Class A notes and Class B notes in an amount equal to the principal balance of the defaulted loan collateral. As of December 31, 2008, there was defaulted loan collateral in the trust and therefore all interest and principal collections are being applied sequentially to pay down the principal of the notes as outlined above. Subject to continuing compliance with certain conditions, we will remain as servicer of the loans. The Class A notes have an interest rate of three-month LIBOR plus 40 basis points, the Class B notes have an interest rate of three-month LIBOR plus 100 basis points, the Class C notes have an interest rate of three-month LIBOR plus 125 basis points, the Class D notes have an interest rate of three-month LIBOR plus 300 basis points and the Class E and Class F notes retained by us do not have an interest rate. The 2007-2 Notes are secured by loans and assets from our portfolio companies with a principal balance of $443 million as of December 31, 2008. The 2007-2 Notes contain customary default provisions and mature in November 2019 unless redeemed or repaid prior to such date.

In April 2007, we completed a $600 million asset securitization. In connection with the transaction, ACAS Business Loan Trust 2007-1 (“BLT 2007-1”), an indirect consolidated subsidiary, issued $351 million Class A notes, $45 million Class B notes, $81 million Class C notes, $45 million Class D notes and $78 million Class E notes (collectively, the “2007-1 Notes”). The Class A notes, Class B notes, Class C notes and $15 million of the Class D notes were sold to institutional investors and $30 million of the Class D notes and all the Class E notes were retained by us. The 2007-1 Notes are secured by loans originated or acquired by us and sold to our wholly-owned consolidated subsidiary, BLT 2007-1. Through November 2007, BLT 2007-1 could have also generally used principal collections from the underlying loan pool to purchase additional loans to secure the 2007-1 Notes. After such time, principal payments on the 2007-1 Notes are generally applied pro rata to each class of 2007-1 Notes outstanding until the aggregate outstanding principal balance of the loan pool is less than $300 million or the occurrence of certain other events. Payments will then be applied sequentially to the Class A notes, the Class B notes, the Class C notes, the Class D notes and the Class E notes. However, if any loan collateral in the trust becomes a defaulted loan, as defined in the indenture, all interest and principal collections that would be applied to the Class D notes are applied sequentially to pay the principal on the Class A notes, Class B notes and Class C notes in an amount equal to the principal balance of the defaulted loan collateral. As of December 31, 2008, there was defaulted loan collateral in the trust and therefore all interest and principal collections are being applied sequentially to pay down the principal of the notes as outlined above. Subject to continuing compliance with certain conditions, we will remain as servicer of the loans. The Class A notes have an interest rate of three-month LIBOR plus 14 basis points, the Class B notes have an interest rate of three-month LIBOR plus 31 basis points, the Class C notes have an interest rate of three-month LIBOR plus 85 basis points, the Class D notes have an

AMERICAN CAPITAL, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(in millions, except per share data)

interest rate of three-month LIBOR plus 185 basis points and the Class E notes retained by us do not have an interest rate. The 2007-1 Notes are secured by loans and assets from our portfolio companies with a principal balance of $467 million as of December 31, 2008. The 2007-1 Notes contain customary default provisions and mature in August 2019 unless redeemed or repaid prior to such date.

In July 2006, we completed a $500 million asset securitization. In connection with the transaction, ACAS Business Loan Trust 2006-1 (“BLT 2006-1”), an indirect consolidated subsidiary, issued $291 million Class A notes, $37 million Class B notes, $73 million Class C notes, $35 million Class D notes and $64 million Class E notes (collectively, the “2006-1 Notes”). The Class A notes, Class B notes, Class C notes and Class D notes were sold to institutional investors and the Class E notes were retained by us. The 2006-1 Notes are secured by loans originated or acquired by us and sold to a wholly-owned consolidated subsidiary, which in turn sold such loans to BLT 2006-1. Through August 2009, BLT 2006-1 could have also generally used principal collections from the underlying loan pool to purchase additional loans to secure the 2006-1 Notes. After such time, principal payments on the 2006-1 Notes will generally be applied pro rata to each class of 2006-1 Notes outstanding until the aggregate outstanding principal balance of the loan pool is less than $250 million or the occurrence of certain other events. Payments will then be applied sequentially to the Class A notes, the Class B notes, the Class C notes, the Class D notes and the Class E notes. However, if any loan collateral in the trust becomes a defaulted loan, as defined in the indenture, all interest and principal collections that would be applied to the Class E notes are applied sequentially to pay the principal on the Class A notes, Class B notes, Class C notes and Class D notes in an amount equal to the principal balance of the defaulted loan collateral. As of December 31, 2008, there was defaulted loan collateral in the trust and therefore all interest and principal collections are being applied sequentially to pay down the principal of the notes as outlined above. Subject to continuing compliance with certain conditions, we will remain as servicer of the loans. The Class A notes have an interest rate of three-month LIBOR plus 23 basis points, the Class B notes have an interest rate of three-month LIBOR plus 36 basis points, the Class C notes have an interest rate of three-month LIBOR plus 65 basis points and the Class D notes have an interest rate of three-month LIBOR plus 125 basis points. The 2006-1 Notes are secured by loans and assets from our portfolio companies with a principal balance of $491 million as of December 31, 2008. The 2006-1 Notes contain customary default provisions and mature in November 2019 unless redeemed or repaid prior to such date.

In October 2005, we completed a $1,000 million asset securitization. In connection with the transaction, ACAS Business Loan Trust 2005-1 (“BLT 2005-1”), an indirect consolidated subsidiary, issued $435 million Class A-1 notes, $150 million Class A-2A notes, $50 million Class A-2B notes, $50 million Class B notes, $145 million Class C notes, $90 million Class D notes and $80 million Class E notes (collectively, the “2005-1 Notes”). The Class A-1 notes, Class A-2A notes, Class A-2B notes, Class B notes and Class C notes were issued to institutional investors and the Class D notes and Class E notes were retained by us. The 2005-1 Notes are secured by loans originated or acquired by us and sold to a wholly-owned consolidated subsidiary, which in turn sold such loans to BLT 2005-1. Of the $150 million Class A-2A notes, $82 million was drawn upon in 2005 and the balance of $68 million was drawn upon in 2006. Through January 2009, BLT 2005-1 could have also generally used principal collections from the underlying loan pool to purchase additional loans to secure the 2005-1 Notes. After such time, principal payments on the 2005-1 Notes will be applied first to the Class A-1 notes, Class A-2A notes and Class A-2B notes, next to the Class B notes and then to the Class C notes. However, if any loan collateral in the trust becomes a defaulted loan, as defined in the indenture, all interest and principal collections that would be applied to the Class D notes are applied sequentially to pay the principal on the Class A notes, Class B notes and Class C notes in an amount equal to the principal balance of the defaulted loan collateral. As of December 31, 2008, there was defaulted loan collateral in the trust and therefore all interest and principal collections are being applied sequentially to pay down the principal of the notes as outlined above. Subject to continuing compliance with certain conditions, we will remain as servicer of the loans. The

AMERICAN CAPITAL, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(in millions, except per share data)

Class A-1 notes have an interest rate of three-month LIBOR plus 25 basis points, the Class A-2A notes have an interest rate of three-month LIBOR plus 20 basis points, the Class A-2B notes have an interest rate of three-month LIBOR plus 35 basis points, the Class B notes have an interest rate of three-month LIBOR plus 40 basis points, and the Class C notes have an interest rate of three-month LIBOR plus 85 basis points. The 2005-1 Notes are secured by loans and assets from our portfolio companies with a principal balance of $968 million as of December 31, 2008. The 2005-1 Notes contain customary default provisions and mature in July 2019 unless redeemed or repaid prior to such date.

In December 2004, we completed a $500 million asset securitization. In connection with the transaction, ACAS Business Loan Trust 2004-1 (“BLT 2004-1”), an indirect consolidated subsidiary, issued $302 million Class A notes, $34 million Class B notes, $74 million Class C notes, $50 million Class D notes, and $40 million Class E notes (collectively, the “2004-1 Notes”). The Class A notes, Class B notes, and Class C notes were issued to institutional investors and the Class D and Class E notes were retained by us. The 2004-1 Notes are secured by loans originated or acquired by us and sold to a wholly-owned consolidated subsidiary, which in turn sold such loans to BLT 2004-1. Through January 2007, BLT 2004-1 could have also generally used principal collections from the underlying loan pool to purchase additional loans to secure the 2004-1 Notes. After such time, payments are first applied to the Class A notes, then to the Class B notes and then to the Class C notes. However, if any loan collateral in the trust becomes a defaulted loan, as defined in the indenture, all interest and principal collections that would be applied to the Class D notes are applied sequentially to pay the principal on the Class A notes, Class B notes and Class C notes in an amount equal to the principal balance of the defaulted loan collateral. As of December 31, 2008, there was defaulted loan collateral in the trust and therefore all interest and principal collections are being applied sequentially to pay down the principal of the notes as outlined above. Subject to continuing compliance with certain conditions, we will remain as servicer of the loans. The Class A notes have an interest rate of three-month LIBOR plus 32 basis points, the Class B notes have an interest rate of three-month LIBOR plus 50 basis points, and the Class C notes have an interest rate three-month LIBOR plus 100 basis points. The 2004-1 Notes are secured by loans and assets from our portfolio companies with a principal balance of $291 million as of December 31, 2008. The 2004-1 Notes contain customary default provisions and mature in October 2017 unless redeemed or repaid prior to such date.

To the extent that we receive unscheduled prepayments on our debt investments that securitize our debt obligations, we are required to apply those proceeds to our outstanding debt obligations.

Future Debt Maturities

For any of our debt obligations that we were in breach of covenants of as of December 31, 2008, the amounts outstanding are considered immediately due and payable and are classified as maturing in 2009. The maturities of our debt obligations as of December 31, 2008 were as follows:

2009	$2,512
2010	143
2011	96
2012	278
2013	651
Thereafter	750

Total	$4,430

AMERICAN CAPITAL, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(in millions, except per share data)

Note 6. Stock Options

We have stock option plans, which provide for the granting of options to employees and non-employee directors to purchase shares of common stock at a price of not less than the fair market value of the common stock on the date of grant.

Employee Stock Option Plans for 2003 to 2008

For our stock option plans approved by our shareholders from 2003 and forward, the plans provide that unless the Compensation and Corporate Governance Committee of the Board of Directors (“Compensation Committee”) determines otherwise, the exercise price of the stock options will be automatically reduced by the amount of any cash dividends paid on our common stock after the option is granted but before it is exercised. Beginning in the second quarter of 2005, the Compensation Committee determined that it will no longer reduce the exercise price for these stock options by the amount of any cash dividends paid on our common stock. Stock options granted under these plans vest over a five-year period and may be exercised for a period of no more than ten years from the date of grant. All of the stock options granted under these plans are non-qualified options. As of December 31, 2008, there are 13.5 million shares available to be granted under these stock option plans.

In the fourth quarter of 2007, we completed a tender offer to amend the exercise price of certain stock options that had been issued to persons other than our Section 16 officers in previous years. We also entered into separate agreements to amend such stock options held by our Section 16 officers. In each case, the amendments were intended to mitigate certain unfavorable personal tax consequences under Section 409A of the Code. The amendments reset the exercise price of the affected options at the fair market value of the underlying shares of our common stock on the date of option grant. After each of the affected options had been issued, their exercise price had been reduced in amounts equal to certain cash dividends paid on our common stock.

The amendment of such options resulted in a stock option modification of 2.9 million shares under SFAS No. 123(R). The terms of the offers required us to make cash payments to 128 option holders in a per share amount equal to the difference between the Black-Scholes value of an option to purchase a share of American Capital stock at the original exercise price of the original option and an option to purchase a share of American Capital stock at the lower, adjusted exercise price. We recorded a liability of $9.1 million at December 31, 2007 for the fully vested cash payments paid in January 2008, of which $0.6 million was charged to stock-based compensation expense and $8.5 million was recorded as a reduction to additional paid-in-capital. The additional stock-based compensation expense amount represents the incremental fair value of the new options and was recognized in 2007 to reflect the future cash payments that were fully vested as of the conclusion of the tender offer and the separate offers to Section 16 officers. Also, as a result of the modification and subsequent re-measurement of the options included in the tender offer and the separate offers to Section 16 officers, we accelerated the recognition of $2 million of unamortized stock-based compensation in 2007 associated with the partial settlement of the unvested portion of the original awards.

Employee Stock Option Plans for 2002 and Earlier

Stock options under these plans vest over a three-year period and may be exercised for a period of no more than ten years from the date of grant. Options granted under these plans may be either incentive stock options within the meaning of Section 422 of the Code or non-qualified stock options. As of December 31, 2008, there are 0.1 million shares available to be granted under these stock option plans.

AMERICAN CAPITAL, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(in millions, except per share data)

Non-Employee Director Option Plans

Our shareholders approved non-employee director plans in 1998, 2000, 2006 and 2007, and we subsequently received orders from the SEC authorizing such plans. Options granted under the director plans are non-qualified stock options that vest over a three-year period and may be exercised for a period of no more than ten years from the date of grant. During 2008, no options were issued to non-employee directors. As of December 31, 2008, there are 0.1 million shares available to be granted under these stock option plans.

Stock Option Activity

A summary of the status of all of our stock option plans as of and for the years ended December 31, 2008 and 2007 is as follows:

	2008		2007
	Shares	Weighted Average Exercise Price	Shares	Weighted Average Exercise Price
Options outstanding, beginning of year	21.5	$37.58	14.5	$32.94
Granted	6.1	$26.04	9.1	$43.14
Exercised	(0.2)	$26.32	(1.0)	$30.99
Cancelled and expired	(1.4)	$38.31	(1.1)	$38.63

Options outstanding, end of year	26.0	$34.91	21.5	$37.58

Options exercisable at end of year	8.7	$34.50	4.5	$31.64

Fair Value Disclosures

The following table reflects the weighted average fair value per option granted during the years ended December 31, 2008, 2007 and 2006, as well as the weighted average assumptions used in determining those fair values using the Black-Scholes pricing model.

	2008	2007	2006
Options granted (in millions)	6.1	9.1	7.1
Fair value on grant date	$1.75	$4.37	$2.93
Expected dividend yield	15.4%	8.4%	8.8%
Expected volatility	40%	26%	22%
Estimated annual forfeiture rate	6.3%	6.6%	6.7%
Risk-free interest rate	3.4%	4.5%	4.6%
Expected life (years)	7.2	5.4	5.1

The following table summarizes information about our stock options outstanding as of December 31, 2008:

Range of Exercise Prices	Option Outstanding			Option Exercisable
	Number Outstanding	Weighted Average Remaining Contractual life	Weighted Average Exercise Price	Number Exercisable	Weighted Average Remaining Contractual life	Weighted Average Exercise Price
$14.90 to $25.00	4.9	8.6	$21.90	0.9	4.4	$22.99
$25.01 to $35.00	6.6	6.2	$31.90	3.5	5.4	$30.51
$35.01 to $45.00	12.3	8.1	$39.32	3.7	7.4	$39.09
$45.01 to $49.63	2.2	8.1	$48.61	0.6	8.0	$48.47

	26.0	7.7	$34.91	8.7	6.3	$34.50

AMERICAN CAPITAL, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(in millions, except per share data)

As of December 31, 2008, the total compensation cost related to non-vested stock option awards not yet recognized was $47 million that has a weighted average period to be recognized of 3.2 years. There was no intrinsic value for stock options outstanding and exercisable as of December 31, 2008.

As of December 31, 2007, the total compensation cost related to non-vested stock option awards not yet recognized was $64 million that has a weighted average period to be recognized of 3.6 years. The intrinsic value of stock options outstanding and exercisable was $23 million and $15 million, respectively, as of December 31, 2007.

For the years ended December 31, 2008, 2007 and 2006, we recorded stock-based compensation expense attributable to our stock options of $21 million, $25 million and $16 million, respectively. For the years ended December 31, 2008, 2007 and 2006, the intrinsic value of stock options exercised was $1 million, $14 million and $29 million, respectively.

Note 7. Deferred Compensation Plans

In the first quarter of 2006, we established a non-qualified deferred compensation plan (the “Plan”) for the purpose of granting bonus awards to our employees. The Compensation Committee is the administrator of the Plan. The Plan is funded through a trust (the “Trust”) which is administered by a third-party trustee. The Compensation Committee determines cash bonus awards to be granted under the Plan and the terms of such awards, including vesting schedules. The cash bonus awards are invested by the Trust in our common stock by purchasing shares on the open market. Awards vest contingent on the employee’s continued employment and the achievement of performance goals, if any, as determined by the Compensation Committee. The Trust provides certain protections of its assets from events other than claims against our assets in the case of bankruptcy. The assets and liabilities of the Trust are consolidated in the accompanying consolidated financial statements. Shares of our common stock held by the Trust are accounted for as treasury stock in the accompanying consolidated balance sheets.

The Plan does not permit diversification and the cash bonus awards must be settled by the delivery of a fixed number of shares of our common stock. The awards under the Plan are accounted for as grants of unvested stock. We record stock-based compensation expense based on the fair market value of our stock on the date of grant. The compensation cost for awards with service conditions is recognized using the straight-line attribution method over the requisite service period. The compensation cost for awards with performance and service conditions is recognized using the accelerated attribution method over the requisite service period. During the years ended December 31, 2008 and 2007, we granted awards to employees totaling $52 million and $121 million, respectively. During the year ended December 31, 2008, we contributed $44 million of cash to the Trust to acquire 3.2 million shares of our common stock on the open market and 0.4 million forfeited shares were reallocated to plan participants to fund a portion of the awards. During the year ended December 31, 2007, we contributed $109 million of cash to the Trust to acquire 2.7 million shares of our common stock on the open market and 0.3 million forfeited shares were reallocated to plan participants to fund a portion of the awards. During the years ended December 31, 2008, 2007 and 2006, we recorded stock-based compensation expense of $60 million, $46 million and $19 million, respectively, attributable to the Plan. As of December 31, 2008, the total compensation cost related to non-vested bonus awards not yet recognized was $126 million and has a weighted average period to be recognized of 3.7 years. We calculated the compensation expense recognized during the years ended December 31, 2008, 2007 and 2006 using an estimated annual forfeiture rate of 6.3%, 6.6% and 6.7%, respectively.

AMERICAN CAPITAL, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(in millions, except per share data)

A summary of our bonus awards under the Plan as of and for the years ended December 31, 2008 and 2007 is as follows:

	2008		2007
	Shares	Weighted Average Grant Date Fair Value	Shares	Weighted Average Grant Date Fair Value
Non-vested, beginning of year	5.5	$39.00	3.3	$35.65
Granted	3.6	$14.80	3.0	$41.03
Shares earned under dividend reinvestment plan	1.1	$23.90	0.3	$42.28
Vested	(1.7)	$37.40	(0.9)	$34.84
Cancelled and expired	(0.5)	$35.90	(0.2)	$37.92

Non-vested, end of year	8.0	$26.60	5.5	$39.00

As of December 31, 2008 and 2007, there were 1.3 million and 0.5 million shares, respectively, of our common stock in the trust that were vested but not yet distributed to the employees.

Note 8. Employee Stock Ownership Plan

We maintain an employee stock ownership plan (“ESOP”), in which all of our employees participate and which is fully funded on a pro rata basis by us. The plan provides for participants to receive employer contributions of at least 3% of total annual employee compensation, up to certain statutory limitations. Plan participants are fully vested in the employer contributions. For the years ended December 31, 2008, 2007 and 2006, we accrued $3 million, $2 million and $2 million, respectively, in contributions to the ESOP.

We sponsor an employee stock ownership trust to act as the depository of employer contributions to the ESOP as well as to administer and manage the actual trust assets that are deposited into the ESOP.

Note 9. Earnings Per Share

The following table sets forth the computation of basic and diluted earnings per share for the years ended December 31, 2008, 2007 and 2006:

	2008	2007	2006
Numerator for basic and diluted net operating income per share	$493	$594	$425

Numerator for basic and diluted (loss) earnings per share	$(3,115)	$700	$896

Denominator for basic weighted average shares	203.7	173.9	135.1
Employee stock options and awards	—	2.7	1.5
Shares issuable under forward sale agreements	—	0.3	0.2

Denominator for diluted weighted average shares	203.7	176.9	136.8

Basic net operating income per common share	$2.42	$3.42	$3.15
Diluted net operating income per common share	$2.42	$3.36	$3.11
Basic net (loss) earnings per common share	$(15.29)	$4.03	$6.63
Diluted net (loss) earnings per common share	$(15.29)	$3.96	$6.55

Stock options and unvested employee stock awards of 30.5 million, 6.9 million and 7.2 million were not included in the computation of diluted earnings per share for 2008, 2007 and 2006, respectively, either because

AMERICAN CAPITAL, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(in millions, except per share data)

the respective exercise prices are greater than the average market value of the underlying stock or their inclusion would have been anti-dilutive.

Note 10. Segment and Geographic Data

Reportable segments are identified based on our organizational structure and the business activities from which we earn income. We have determined that we have two primary lines of business: 1) Investing and 2) Asset Management/Advisory.

We derive the majority of our operating income and net operating income from our Investing segment, which primarily invests in senior and subordinated debt and equity of middle market companies.

Our Asset Management/Advisory segment provides management services to both our portfolio company investments and alternative asset funds. Our Asset Management/Advisory segment includes financial advisory services provided to our portfolio companies and includes both management fees for providing advice and analysis to our portfolio companies, which can be recurring in nature, and transaction structuring and financing fees for structuring, financing and executing middle market transactions, which may not be recurring in nature. These services are primarily provided by our consolidated operating subsidiary, ACFS. Our Asset Management/Advisory segment also includes our alternative asset fund management business, which may be conducted through consolidated operating subsidiaries or wholly-owned portfolio companies. As of December 31, 2008, all of our alternative asset fund management services in our Asset Management/Advisory segment are conducted through our wholly-owned portfolio company, American Capital, LLC. To the extent American Capital, LLC declares regular quarterly dividends of its quarterly net operating income to us, such dividends would be included in our Asset Management/Advisory segment as dividend income. The results for our Asset Management/Advisory segment also include the realized gain (loss) and unrealized appreciation (depreciation) of such wholly-owned portfolio companies.

The following tables present segment data for the years ended December 31, 2008, 2007 and 2006:

	2008
	Investing	Asset Management and Advisory	Consolidated
Interest and dividend income	$932	$18	$950
Fee and other income	11	90	101

Total operating income	943	108	1,051

Interest	220	—	220
Salaries, benefits and stock-based compensation	99	107	206
General and administrative	47	48	95

Total operating expenses	366	155	521

Operating income (loss) before income taxes	577	(47)	530
Provision for income taxes	(14)	(23)	(37)

Net operating income (loss)	563	(70)	493

Net realized gain on investments	32	—	32
Net unrealized depreciation of investments	(3,340)	(300)	(3,640)

Net decrease in net assets resulting from operations	$(2,745)	$(370)	$(3,115)

Total Assets	$7,728	$182	$7,910

AMERICAN CAPITAL, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(in millions, except per share data)

	2007
	Investing	Asset Management and Advisory	Consolidated
Interest and dividend income	$958	$41	$999
Fee and other income	22	219	241

Total operating income	980	260	1,240

Interest	287	—	287
Salaries, benefits and stock-based compensation	85	169	254
General and administrative	43	56	99

Total operating expenses	415	225	640

Operating income before income taxes	565	35	600
(Provision) benefit for income taxes	(7)	1	(6)

Net operating income	558	36	594

Net realized gain on investments	194	20	214
Net unrealized (depreciation) appreciation of investments	(514)	406	(108)

Net increase in net assets resulting from operations	$238	$462	$700

Total Assets	$11,159	$573	$11,732

	2006
	Investing	Asset Management and Advisory	Consolidated
Interest and dividend income	$667	$2	$669
Fee and other income	22	169	191

Total operating income	689	171	860

Interest	190	—	190
Salaries, benefits and stock-based compensation	53	108	161
General and administrative	31	42	73

Total operating expenses	274	150	424

Operating income before income taxes	415	21	436
Provision for income taxes	(4)	(7)	(11)

Net operating income	411	14	425

Net realized gain on investments	157	16	173
Net unrealized appreciation of investments	255	42	297
Cumulative effect of accounting change, net of tax	1	—	1

Net increase in net assets resulting from operations	$824	$72	$896

Total Assets	$8,460	$149	$8,609

AMERICAN CAPITAL, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(in millions, except per share data)

The following table presents operating income and assets as of and for the years ended December 31, 2008, 2007 and 2006 by geographic location. The geographic location of a portfolio investment is determined by the location of the corporate headquarters of the portfolio company.

	2008	2007	2006
Operating income
United States	$955	$1,169	$808
International	96	71	52

Total operating income	$1,051	$1,240	$860

Assets
United States	$7,271	$10,662	$7,731
International	639	1,070	878

Total assets	$7,910	$11,732	$8,609

Note 11. Commitments

As of December 31, 2008, we had commitments under loan and financing agreements to fund up to $1,153 million to 62 portfolio companies. These commitments are primarily composed of working capital credit facilities, acquisition credit facilities and subscription agreements. The commitments are generally subject to the borrowers meeting certain criteria such as meeting covenant compliance and availability under borrowing base thresholds. The terms of the borrowings and financings subject to commitment are comparable to the terms of other debt and equity securities in our portfolio.

We have non-cancelable operating leases for office space and office equipment. The leases expire over the next fifteen years and contain provisions for certain annual rental escalations. Rent expense for operating leases for the years ended December 31, 2008, 2007 and 2006 was $15 million, $14 million and $10 million, respectively.

Future minimum lease payments under non-cancelable operating leases as of December 31, 2008 were as follows:

2009	$23
2010	23
2011	21
2012	18
2013	14
Thereafter	115

Total	$214

Note 12. Restructuring Costs

To better align our organization and cost structure with current economic conditions, we undertook a strategic review of our business in 2008 which resulted in an aggregate restructuring charge of $19 million. The restructuring charge included $10 million for severance and related costs associated with 160 employees notified of termination during 2008 and $9 million of costs related to excess facilities, including $6 million of accelerated

AMERICAN CAPITAL, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(in millions, except per share data)

depreciation expense offset by a $2 million write-off of deferred rent. The severance and related costs are included in salaries, benefits and stock-based compensation and the excess facilities costs are included in general and administrative in our consolidated statements of operations.

The liability for employee severance costs and excess facilities is included in other liabilities in the consolidated balance sheet as of December 31, 2008. As of December 31, 2008, the liability was $12 million, comprised of $7 million of severance and related costs to be paid out in 2009 and net excess facility costs of $5 million to be paid out through 2016.

In determining our liability related to excess facilities, we are required to estimate such factors as future vacancy rates, the time required to sublet properties and sublease rates. These estimates will be reviewed quarterly based on known real estate market conditions and the credit-worthiness of subtenants, and may result in revisions to the liability. Our remaining liability of $5 million as of December 31, 2008 related to excess facilities represents gross lease commitments with agreements expiring at various dates through 2016 of approximately $32 million, net of committed and estimated sublease income of approximately $24 million and a present value factor of $3 million. We have entered into signed sublease arrangements for approximately $3 million, with the remaining $21 million based on estimated future sublease income.

Note 13. Shareholders’ Equity

Our common stock activity for the years ended December 31, 2008 and 2007 was as follows:

	2008	2007
Common stock outstanding at beginning of period	195.9	147.6
Issuance of common stock	12.7	47.3
Issuance of common stock under stock option plans	0.2	1.0
Issuance of common stock under dividend reinvestment plan	—	1.4
Deconsolidation of stock held in ECFS deferred compensation trusts	—	0.7
Purchase of treasury stock	(0.2)	—
Purchase of common stock held in deferred compensation trusts, net	(3.9)	(2.1)

Common stock outstanding at end of period	204.7	195.9

AMERICAN CAPITAL, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(in millions, except per share data)

Equity Offerings

For the years ended December 31, 2008 and 2007, we completed several public offerings of our common stock in which shares were sold either directly by us or by forward purchasers in connection with forward sale agreements (“FSA”). As of December 31, 2008, all of the FSA have been fully settled. The following table summarizes the total shares sold directly by us, including shares sold pursuant to underwriters’ over-allotment options and through FSA, and the proceeds we received, excluding underwriting fees and issuance costs, for the public offerings of our common stock during the years ended December 31, 2008 and 2007:

	Shares Sold	Proceeds, Net of Underwriters’ Discount	Average Price

Issuances under November 2007 FSA	4.0	$142	$35.61
March 2008 public offering	8.7	302	34.77

Total for the year ended December 31, 2008	12.7	$444	$34.96

November 2007 direct offering	0.2	$9	$37.66
Issuances under September 2007 FSA	6.0	228	37.97
September 2007 public offering	0.9	34	37.63
Issuances under June 2007 FSA	5.0	215	43.07
June 2007 public offering	17.4	748	43.02
June 2007 direct offering	0.2	11	46.47
Issuances under March 2007 FSA	6.0	259	43.17
Issuances under January 2007 FSA	2.0	88	43.84
March 2007 public offering	4.4	187	43.03
January 2007 public offering	5.2	231	44.11

Total for the year ended December 31, 2007	47.3	$2,010	$42.45

Forward Sale Agreements

We periodically complete public offerings where shares of our common stock are sold in which a portion of the shares are offered directly by us and a portion of the shares are sold by third parties, or forward purchasers, in connection with agreements to purchase common stock from us for future delivery dates pursuant to FSA. The shares of common stock sold by the forward purchasers are borrowed from third-party market sources. Pursuant to the FSA, we are required to sell to the forward purchasers shares of our common stock generally at such times as we elect over a one-year period. On a settlement date, we issue and sell shares of our common stock to the forward purchaser at the then applicable forward sale price. The forward sale price is initially the public offering price of shares of our common stock less the underwriting discount. The FSA provide that the initial forward sale price per share is subject to daily adjustment based on a floating interest factor equal to the federal funds rate, less a spread, and also is subject to specified decreases on certain dates during the duration of the agreement. The forward sale prices are also subject to decrease if the total cost to the forward purchasers of borrowing our common stock exceeds a specified amount.

Each forward purchaser under a forward sale agreement has the right to accelerate its FSA and require us to physically settle on a date specified by such forward purchaser if certain events occur, such as (1) in its judgment, it is unable to continue to borrow a number of shares of our common stock equal to the number of shares to be delivered by us under its FSA, or the cost of borrowing the common stock has increased above a specified amount, (2) we declare any dividend or distribution on shares of our common stock payable in (i) excess of a specified amount, (ii) securities of another company, or (iii) any other type of securities (other than

AMERICAN CAPITAL, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(in millions, except per share data)

shares of our common stock), rights, warrants or other assets for payment at less than the prevailing market price in such forward purchaser’s judgment, (3) the net asset value per share of our outstanding common stock exceeds a specified percentage of the then applicable forward sales price, (4) our Board of Directors votes to approve a merger or takeover of us or similar transaction that would require our shareholders to exchange their shares for cash, securities, or other property, or (5) certain other events of default or termination events occur.

In accordance with EITF No. 00-19, the FSA are considered equity instruments that are initially measured at a fair value of zero and reported in permanent equity. Subsequent changes in the fair value are not recognized. The shares of common stock are not considered outstanding until issued. Also, in accordance with EITF Issue No. 03-06, Participating Securities and the Two-Class Method Under FASB Statement No. 128, the FSA are not considered participating securities for the purpose of determining basic earnings per share under SFAS No. 128. However, the dilutive impact of the shares issuable under the FSA is included in our diluted weighted average shares under the treasury stock method based on the forward sale price deemed to be most advantageous to the counterparties.

As of December 31, 2008, all of the FSA have been fully settled.

Undistributed Net Realized Earnings

As of December 31, 2008 and 2007, our undistributed net realized earnings determined in accordance with GAAP as reflected on our consolidated balance sheets are shown below. The amounts reflect reclassifications between undistributed net realized gains and undistributed net operating income for classification differences in how realized gains and net operating income are recorded under GAAP and capital gains and ordinary income are recorded under tax.

	2008	2007
Undistributed net operating income	$103	$71
(Distributions in excess of) undistributed realized gains	(27)	183

Undistributed net realized earnings	$76	$254

Note 14. Interest Rate Derivatives

We use interest rate derivative financial instruments to manage interest rate risk and also to fulfill our obligations under the terms of our secured revolving credit facility and asset securitizations. We do not hold or issue derivative financial instruments for speculative purposes. All derivative financial instruments are recorded at fair value with changes in value reflected in net unrealized appreciation or depreciation of investments during the reporting period. The fair value of these instruments is based on the estimated net present value of the future cash flows using the forward interest rate yield curve in effect at the end of the period, adjusted for the nonperformance risk of us and our counterparties.

We have interest rate swap agreements where we generally pay a fixed rate and receive a floating rate based on LIBOR. We also have interest rate swaption agreements where, if exercised, we pay a floating rate based on LIBOR and receive a fixed rate. The fair value and notional amounts of our interest rate derivative agreements are included in the accompanying consolidated schedule of investments.

Periodically, an interest rate swap agreement will also be amended. Any underlying unrealized appreciation or depreciation associated with the original interest rate swap agreement at the time of amendment will be factored into the contractual interest terms of the amended interest rate swap agreement. The contractual terms of

AMERICAN CAPITAL, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(in millions, except per share data)

the amended interest rate swap agreement are set such that its estimated fair value is equivalent to the estimated fair value of the original interest rate swap agreement. No realized gain or loss is recorded upon amendment when the estimated fair values of the original and amended interest rate swap agreement are substantially the same.

Note 15. Income Taxes

We operate to qualify as a RIC under Subchapter M of the Code. In order to qualify as a RIC, we must annually distribute in a timely manner to our shareholders at least 90% of our taxable ordinary income of our investment company based on our tax fiscal year. Ordinary income includes net short-term capital gains but excludes net long-term capital gains. A RIC is not subject to federal income tax on the portion of its ordinary income and long-term capital gains that are distributed to its shareholders, including “deemed distributions” discussed below. As permitted by the Code, a RIC can designate dividends paid in the subsequent tax year as dividends of current year ordinary income and net long-term gains if those dividends are both declared by the extended due date of the RIC’s federal income tax return and paid to shareholders by the last day of the subsequent tax year. We have distributed, or intend to distribute, sufficient dividends to eliminate taxable income for our completed tax fiscal years. If we fail to satisfy the 90% distribution requirement or otherwise fail to qualify as a RIC in any tax year, we would be subject to income tax in such year on all of our taxable income, regardless of whether we made any distributions to our shareholders. We have a tax fiscal year that ends on September 30.

Under the 1940 Act, if a BDC has any senior debt securities outstanding that were publicly issued, the BDC must make provision to prohibit the declaration of any dividend (except a dividend payable in the stock of the BDC) if its asset coverage ratio is below certain thresholds at the time of the distribution after deducting the amount of such dividend. However, we have received guidance from the staff of the SEC that notwithstanding this provision of the 1940 Act, we are able to declare and pay dividends pursuant to a revenue procedure issued by the Internal Revenue Service.

On January 7, 2009, the Internal Revenue Service issued a revenue procedure that temporarily allows a RIC to distribute its own stock as a dividend for the purpose of fulfilling its distribution requirements. Pursuant to this revenue procedure, a RIC may treat a distribution of its own stock as a dividend if (i) the stock is publicly traded on an established securities market, (ii) the distribution is declared with respect to a taxable year ending on or before December 31, 2009 and (iii) each shareholder may elect to receive his or her entire distribution in either cash or stock of the RIC subject to a limitation on the aggregate amount of cash to be distributed to all shareholders, which must be at least 10% of the aggregate declared distribution. If too many shareholders elect to receive cash, each shareholder electing to receive cash will receive a pro rata amount of cash (with the balance of the distribution paid in stock). In no event will any shareholder electing to receive cash receive less than 10% of his or her entire distribution in cash.

In addition, a RIC may elect to retain its long-term capital gains by designating them as a “deemed distribution” to its shareholders and paying a federal tax of 35% on the long-term capital gains for the benefit of its shareholders. Shareholders would then report their share of the retained long-term capital gains on their income tax returns as if it had been received and report a tax credit for the tax paid on their behalf by the RIC. Shareholders then add the amount of the “deemed distribution,” net of such tax, to the basis of their shares.

We declared dividends of $623 million, $655 million and $454 million, or $3.09, $3.72 and $3.33 per share for the fiscal years ended December 31, 2008, 2007 and 2006, respectively. For income tax purposes, our

AMERICAN CAPITAL, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(in millions, except per share data)

distributions to shareholders for the fiscal year ended December 31, 2008 were composed of $2.39 per share of ordinary income and $0.70 per share of long-term capital gains. For income tax purposes, our distributions to shareholders for both fiscal years ended December 31, 2007 and 2006 were composed of ordinary income.

For the tax years ended September 30, 2008, 2007 and 2006, we had net long-term capital gains of $155 million, $142 million and $43 million, respectively. For the tax years ended September 30, 2008 and 2006, we elected to retain such long-term capital gains by treating them as a “deemed distribution” and paying the federal tax on behalf of our shareholders of $54 million and $15 million, respectively, which is included in taxes on net realized gain on the accompanying consolidated statements of operations. For the tax year ended September 30, 2007, we elected to distribute such long-term capital gains to our shareholders by designating a portion of our dividends as dividends of our long-term capital gains.

As of September 30, 2008, we had undistributed ordinary income of $514 million. We paid a dividend of $218 million on October 14, 2008 reducing our undistributed ordinary income to $296 million. In order for this undistributed ordinary income to be considered distributed for our tax year ended September 30, 2008, it will need to be declared as a dividend by June 15, 2009 and paid by September 30, 2009. As of September 30, 2008, we did not have any undistributed long-term capital gains since they are treated as being distributed through the “deemed distribution”.

As a RIC, we are also subject to a nondeductible federal excise tax of 4% if we do not distribute at least 98% of our ordinary income, excluding net short-term capital gains, in any calendar year and 98% of our capital gains for each one-year period ending October 31, including any undistributed income from the prior excise tax year. For the calendar years ended December 31, 2008, 2007 and 2006 and the one-year periods ending October 31, 2008, 2007 and 2006, we did not distribute at least 98% of our ordinary income and capital gains and paid the 4% excise tax. For the years ended December 31, 2008, 2007 and 2006, we accrued $14 million, $7 million and $4 million, respectively, of excise tax attributable to undistributed ordinary income, which is included in our provision for income taxes on the accompanying consolidated statements of operations. For the years ended December 31, 2007 and 2006, we accrued $6 million and $2 million, respectively, of excise tax attributable to undistributed capital gains, which is included in taxes on net realized gain on the accompanying consolidated statements of operations.

The aggregate gross unrealized appreciation of our investments over cost for federal income tax purposes was $469 million and $1,134 million as of December 31, 2008 and 2007, respectively. The aggregate gross unrealized depreciation of our investments under cost for federal income tax purposes was $4,142 million and $1,039 million as of December 31, 2008 and 2007, respectively. The net unrealized depreciation over cost for federal income tax purposes was $3,673 million as of December 31, 2008 and net unrealized appreciation over cost for federal income tax purposes was $95 million as of December 31, 2007. The aggregate cost of securities for federal income tax purposes was $10,878 million and $10,756 million as of December 31, 2008 and 2007, respectively.

Our consolidated taxable operating subsidiary, ACFS, is subject to federal, state and local income tax. Prior to the deconsolidation of ECFS in the second quarter of 2007 (see note 18), our tax provision included ECFS which is subject to foreign and local income tax in its respective jurisdictions.

Deferred income tax balances for our taxable operating subsidiaries reflect the impact of temporary differences between the carrying amount of assets and liabilities and their tax basis and are stated at tax rates expected to be in effect when taxes are actually paid or recovered. A valuation allowance is provided against deferred tax assets when it is more likely than not that some or all of the deferred tax asset will not be realized. In

AMERICAN CAPITAL, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(in millions, except per share data)

determining if our deferred tax asset is realizable, we consider the forecasted future taxable income of ACFS as well as any tax planning strategies. Considering the current macroeconomic environment, we concluded that it is more likely than not that we would not realize most of our deferred tax asset with future taxable income of ACFS. Accordingly, we recorded an increase to our valuation allowance of $52 million in 2008. We will continue to evaluate the valuation allowance each reporting period, and if we determine that it is more likely than not that the realizable amount of the deferred tax asset exceeds the valuation allowance, we would reduce the valuation allowance. The components of our deferred tax assets and liabilities for our taxable operating subsidiaries as of December 31, 2008 and 2007 were as follows:

	2008	2007
Deferred tax assets:
Stock-based compensation	$34	$24
Net operating loss carryforward	11	—
Deferred rent liability	8	5
Allowance for doubtful accounts	3	3
Property and equipment	1	—

Total deferred tax asset	57	32

Deferred tax liabilities:
Property and equipment	—	(2)

Total deferred liability	—	(2)

Valuation allowance	(52)	—

Net deferred tax asset	$5	$30

For the years ended December 31, 2008, 2007 and 2006, the provision for income taxes, including the excise tax, was comprised of the following:

	2008	2007	2006
Current tax (benefit) expense:
Federal	$(1)	$11	$10
State	(1)	3	3
Foreign	—	1	1

Total current tax (benefit) expense	(2)	15	14

Deferred tax provision (benefit)
Federal	19	(20)	(5)
State	6	4	(2)

Total deferred tax provision (benefit)	25	(16)	(7)

Total provision (benefit) for income taxes of taxable operating subsidiaries	23	(1)	7
Excise tax	14	7	4

Total provision for income taxes	$37	$6	$11

AMERICAN CAPITAL, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(in millions, except per share data)

A reconciliation between the taxes computed at the federal statutory rate and our effective tax rate for our taxable operating subsidiaries for the fiscal years ended December 31, 2008, 2007 and 2006 is as follows:

	2008	2007	2006
Federal statutory tax	$(23)	$(1)	$6
State taxes, net of federal tax benefit	(4)	—	1
Change in valuation allowance	52	—	—
Foreigh tax rate differences	—	(1)	(2)
Non-deductible compensation	—	1	1
Other	(2)	—	1

Effective income tax	$23	$(1)	$7

We adopted FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement No. 109 (“FIN No. 48”), on January 1, 2007. FIN No. 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold an uncertain tax position is required to meet before tax benefits associated with such uncertain tax position are recognized in the financial statements. Our adoption of FIN No. 48 did not require a cumulative effect adjustment to the January 1, 2007 undistributed net realized earnings. We classify interest and penalties, if any, related to unrecognized tax benefits as a component of provision for income taxes.

Based on our analysis of our tax position, we concluded that we did not have any uncertain tax positions that met the recognition or measurement criteria of FIN No. 48. We did not have any unrecognized tax benefits as of both December 31, 2008 and 2007.

Although we file federal and state tax returns, our major tax jurisdiction is federal for American Capital and ACFS. The 2004, 2005, 2006 and 2007 federal tax years for American Capital and ACFS remain subject to examination by the IRS.

Note 16. Related Party Transactions

In prior years, we provided loans to employees for the exercise of options under the employee stock option plans. The loans require the current payment of interest at a market rate, have varying terms not exceeding nine years and have been recorded as a reduction of shareholders’ equity in the accompanying consolidated balance sheets. The loans are evidenced by full recourse notes that are due upon maturity or 60 days following termination of employment. The shares of common stock purchased with the proceeds of the loan are posted as collateral. If 95% of the value of the common stock collateral drops to less than the outstanding loan balance, the loan maturity will be accelerated and the collateral foreclosed upon. The value of the common stock is defined as the greater of the average closing price for the last 20 trading days or our net asset value per share. In using the net asset value per share to determine the value of the common stock, the net asset value per share in our most recent quarterly or annual reports as of the date it is filed is used. The employee may avoid acceleration and foreclosure by delivering additional collateral to us. As of December 31, 2008, the value of the common stock posted as collateral for these loans is less than the outstanding loan balance. Notes receivable from the sale of common stock under these loans were $5 million and $7 million as of December 31, 2008 and 2007, respectively, and are included in shareholders’ equity in the accompanying consolidated balance sheets. Subsequent to December 31, 2008, additional collateral was posted for these loans.

AMERICAN CAPITAL, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(in millions, except per share data)

Note 17. Asset Sales

American Capital Equity II, LP

In October 2007, we entered into a purchase and sale agreement with American Capital Equity II, LP (“ACE II”) for the sale of approximately 17% of our equity investments (other than warrants associated with debt investments) in 80 portfolio companies. ACE II is a private equity fund with $585 million of equity commitments from third-party investors. The aggregate purchase price was $488 million. The remaining $97 million equity commitment will be used by ACE II to fund add-on investments in the 80 portfolio companies. As of December 31, 2008, there is $89 million of remaining equity commitments available for future add-on investments. In addition, 10%, or $58.5 million, of the $585 million of equity commitments are recallable by American Capital, LLC for add-on investments with American Capital once they have been distributed to the third-party ACE II investors. As of December 31, 2008, there were $59 million of recallable distributions available for add-on investments.

American Capital, LLC manages ACE II in exchange for a 2% annual management fee on the cost basis of ACE II’s investments and a 10% to 30% carried interest in the net profits of ACE II, subject to certain hurdles. To date, we have not recognized any carried interest in net operating income. We do not have a direct economic interest in ACE II and there are no arrangements that require us to provide any form of financial support to ACE II, nor have we provided any financial or other support during 2008 and 2007.

We recorded a total net realized gain of $78 million upon the sale of the $488 million of investments. In accordance with SFAS No. 140, we included in our sale proceeds the fair value of the management agreement associated with the $488 million of investments sold. The fair value of this portion of the agreement was estimated to be $20 million and was treated as being contributed to American Capital, LLC and increasing our cost basis in our investment in American Capital, LLC. As a result, our $78 million net realized gain on the transaction includes a $20 million realized gain for the value of a portion of the management agreement obtained in connection with the sale. The proceeds were recognized in the investing section of our consolidated statement of cash flows. Limited partners of ACE II, excluding any limited partner that is our affiliate, holding a majority of the aggregate commitments may require it to dispose of its investments acquired from us which could significantly impact the value of the management agreement. Changes in the fair value of the management agreement are recognized as part of the fair valuation of American Capital, LLC. The fair value is primarily based on our estimate of future cash flows related to both the management fee and carried interest discounted at a market discount rate for comparable companies.

ACAS CRE CDO 2007-1, Ltd.

In the third quarter of 2007, we sold our investments in 121 subordinated tranches of bonds in 22 CMBS trusts to ACAS CRE CDO 2007-1, Ltd. (“ACAS CRE CDO”), a new commercial real estate collateralized debt obligation trust. Our cost basis in the CMBS bonds sold to ACAS CRE CDO was $642 million with a principal balance of $1.2 billion. Third-party investors in ACAS CRE CDO purchased AAA through A- bonds for a total purchase price of $411 million with a principal balance of $412 million. We purchased investment grade and non-investment grade notes and preferred shares of ACAS CRE CDO for a total purchase price of $215 million with a principal balance of $763 million. In accordance with SFAS No. 140, the securities that we purchased are considered to be beneficial interests in the sold CMBS bonds that are retained by us. The beneficial interests that continue to be held by us were measured at the date of transfer by allocating the previous carrying amount of the sold CMBS bonds between the ACAS CRE CDO notes sold to third parties and the ACAS CRE CDO notes and preferred shares that we continue to hold based on their relative fair values. To the extent available, the fair values were based on the purchase price paid by third-parties. If not available, the fair values were based on a

AMERICAN CAPITAL, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(in millions, except per share data)

discounted cash flow analysis utilizing loss assumptions based on historical experience and a discount rate representative of a comparable yield for a similar security. The fair value of our investment in ACAS CRE CDO as of December 31, 2008 was $18 million.

American Capital, LLC serves as the collateral manager for ACAS CRE CDO in exchange for an annual senior management fee of 7.5 basis points and a subordinate fee of 7.5 basis points. In accordance with SFAS No. 140, the fair value of the collateral management agreement, estimated to be $2 million, was included as additional sale proceeds and treated as being contributed to American Capital, LLC increasing our cost basis in that portfolio investment. We recorded a net realized loss of $22 million in 2007 related to this transaction. The proceeds were recognized in the investing section of our consolidated statement of cash flows.

American Capital Equity I, LLC

On October 1, 2006, we entered into a purchase and sale agreement with American Capital Equity I, LLC (“ACE I”) for the sale of 30% of our equity investments (other than warrants issued with debt investments) in 96 portfolio companies to ACE I. ACE I is a private equity fund with $1 billion of equity commitments from third-party investors. The aggregate purchase price was $671 million. Also, ACE I co-invested with American Capital in an amount equal to 30% of equity investments made by American Capital between October 2006 and November 2007 until the $329 million remaining equity commitment was exhausted. In addition, 10%, or $100 million, of the $1 billion of equity commitments are recallable by American Capital, LLC for add-on investments with American Capital once they have been distributed to the third-party ACE I investors. As of December 31, 2008, there were $84 million of recallable distributions available for add-on investments.

American Capital, LLC manages ACE I in exchange for a 2% annual management fee on the net cost basis of ACE I and a 10% to 30% carried interest in the net profits of ACE I, subject to certain hurdles. To date, we have not recognized any carried interest in net operating income. We do not have a direct economic interest in ACE I and there are no arrangements that require us to provide any form of financial support to ACE I, nor have we provided any financial or other support during 2008, 2007 and 2006.

We recorded a total net realized gain of $59 million upon the sale of the $671 million of investments. In accordance with SFAS No. 140, we included in our sale proceeds the estimated fair value of the management agreement associated with the $671 million of investments sold. The fair value of this portion of the agreement was estimated to be $16 million and was treated as being contributed to American Capital, LLC and included in our cost basis in our investment in American Capital, LLC. As a result, our $59 million net realized gain on the transaction includes a $16 million realized gain for the value of a portion of the management agreement received as sale proceeds. The proceeds were recognized in the investing section of our consolidated statement of cash flows. Members of ACE II, excluding any member that is our affiliate, holding a majority of the aggregate commitments may require it to dispose of its investments acquired from us which could significantly impact the value of the management agreement. Changes in the fair value of the management agreement are recognized as part of the fair valuation of American Capital, LLC. The fair value is primarily based on our estimate of future cash flows related to both the management fee and carried interest discounted at a market discount rate for comparable companies.

Note 18. Investment in European Capital

Original Private Placement

On September 30, 2005, European Capital, a company incorporated in Guernsey, closed on a private offering of €750 million of equity commitments. We provided €521 million of the equity commitments and third- party institutional investors provided €229 million of the remaining equity commitments. European Capital

AMERICAN CAPITAL, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(in millions, except per share data)

invests in and sponsors management and employee buyouts, invests in private equity buyouts and provides capital directly to private and mid-sized public companies primarily in Europe. Our investment in European Capital is treated as portfolio investment.

ECFS, our wholly-owned entity, entered into an investment management and services agreement with European Capital. Pursuant to the investment management agreement and services agreement, ECFS provided investment advisory and management services to ECAS SICAR and received a management fee equal to 1.25% of the greater of European Capital’s weighted average gross assets or €750 million. In addition, European Capital reimbursed ECFS for all costs and expenses incurred during the term of the agreement, subject to certain exclusions. In addition, ECFS received 18.75 million warrants to purchase preferred shares of European Capital representing 20% of European Capital’s preferred shares on a fully-diluted basis. The initial exercise price of the warrants was €10 per share, which was the same per share price that the original investors purchased their preferred shares in the initial private offering. The per share exercise price on the warrants would be reduced by dividends declared on the preferred shares.

Initial Public Offering

On May 10, 2007, European Capital closed on an IPO of 14.6 million ordinary shares (including the full exercise of the over-allotment option of 1.9 million shares) at a price of €9.84 per ordinary share for gross proceeds of €144 million ($196 million). The shares are traded on the main market of the London Stock Exchange under the ticker symbol “ECAS.”

Prior to the IPO, American Capital’s investment in European Capital consisted of 52.1 million participating preferred shares and warrants held by ECFS to purchase 18.75 million participating preferred shares. Immediately preceding the IPO, ECFS exercised its warrant to purchase 18.75 million participating preferred shares for an adjusted exercise price of €9.50 per share, or €178 million ($242 million), and assigned the shares to American Capital. As a result of the IPO, the warrant agreement was terminated, and ECFS will not receive any future warrants. The 18.75 million participating preferred shares received upon the assignment from ECFS and our existing 52.1 million participating preferred shares were redesignated as ordinary shares as part of the capital reorganization that took effect upon the closing of the IPO. As a result of the IPO, our ownership interest in European Capital was reduced to a 65% controlling ownership interest. Subsequent to the IPO, American Capital purchased an additional $17 million of ordinary shares in the open market increasing its ownership in European Capital to 67% with a cost basis of $922 million and fair value of $117 million as of December 31, 2008.

Due to the dilution of our ownership interest in European Capital as a result of the IPO, ECFS, the investment manager of European Capital, was no longer considered to be providing substantially all of its services directly or indirectly to American Capital or its portfolio companies. As a result, in accordance with our consolidation policy, ECFS was deconsolidated prospectively during the second quarter of 2007 and is recorded at fair value on our consolidated balance sheets as part of the fair value of American Capital, LLC, ECFS’ parent and our portfolio investment.

In addition, as part of the IPO, ECFS’ existing investment management agreement and services agreement with European Capital was terminated and ECFS and European Capital entered into a new investment management agreement to provide investment advisory and management services. Under the terms of the new investment management agreement, ECFS will receive an annual management fee equal to 2% of the weighted average monthly consolidated gross asset value of all the investments of European Capital, an incentive fee equal to 100% of the net earnings in excess of a return of 8% but less than a return of 10% and 20% of the net earnings thereafter, and certain expense reimbursements not to exceed a cap of 0.25% per year of the weighted average monthly consolidated gross asset value of the all investments of European Capital.

AMERICAN CAPITAL, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(in millions, except per share data)

In connection with the termination of the old management agreement, ECFS received a €10 million ($13 million) cash termination payment. In addition, prepaid management fees paid to ECFS under the old investment management agreement of €6 million ($8 million) related to prepaid cost reimbursements were accounted for by ECFS as an additional termination fee. These amounts were recorded as deferred revenue by American Capital, LLC, the parent of ECFS, and are being amortized into income by American Capital, LLC over four years, the minimum service period required by ECFS under the new investment management agreement. It is expected that American Capital, LLC will declare a quarterly dividend of its quarterly net operating income to us, to the extent available, which will include the amortization of this deferred revenue.

Revolving Credit Facilities and Put Option Agreement

In February 2008, we provided a $400 million unsecured revolving credit facility (the “Term A Facility”) to European Capital. Borrowings under the Term A Facility bear interest at LIBOR plus 700 basis points. The Term A Facility has an unused commitment fee of 20 basis points and matures in February 2011. As of December 31, 2008, the outstanding balance under the Term A Facility was $364 million and the remaining unfunded commitment was $36 million. In October 2008, we amended the loan agreement to extend an additional $250 million unsecured revolving credit facility (the “Term B Facility”) to European Capital. Borrowings under the Term B Facility bear interest at LIBOR plus 800 basis points. The Term B Facility has an unused commitment fee of 20 basis points and matures in November 2009. As of December 31, 2008, there was no outstanding balance under the Term B. Under each facility, standby letters of credit can be issued for the account of European Capital. Issuances of standby letters of credit would reduce the available commitments under each facility. Any funding of a standby letter of credit that is not reimbursed by European Capital on the disbursement date will bear interest at the rate of the respective facility. As of December 31, 2008, there were $141 million of standby letters of credit issued under the both facilities.

On November 19, 2008 we entered into a put option agreement with European Capital under which European Capital can put some or all of certain investments to us at a predetermined put price of €332 million (approximately $467 million as of December 31, 2008). The fair value of the investments at the date of the put option agreement was €313 million (approximately $396 million as of November 19, 2008). Under the terms of the agreement, the put option may be exercised at any time commencing on January 1, 2010 and expiring on December 31, 2010. If, prior to January 1, 2010, the investments are sold to a third-party for less than the predetermined put price, we are required to pay European Capital an amount equal to the difference between the predetermined put price and the amount received on the sale. In consideration for entering into the put option, European Capital paid us a premium of €16 million ($20 million). The fair value of the put option liability as of December 31, 2008 is $69 million which is included in derivative and option agreements in our consolidated balance sheet and the change in fair value is recorded in unrealized (depreciation) appreciation of investments in our consolidated statement of operations.

Proposed Implementation Agreement

On November 10, 2008, American Capital and European Capital entered into an implementation agreement regarding our proposal to acquire all of the ordinary shares of European Capital held by other investors, representing 32.3% of European Capital’s outstanding ordinary shares, by means of a scheme of arrangement provided for under Guernsey company law. Terms of the agreement call for each European Capital shareholder to receive 0.333 American Capital shares of common stock for every one ordinary share of European Capital. Based on the outstanding ordinary shares of European Capital, this would represent 11.5 million shares of our common stock. The proposed acquisition is subject to approval by a special majority of the shareholders of European Capital other than American Capital, and Guernsey court approval and other normal closing

AMERICAN CAPITAL, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(in millions, except per share data)

requirements. The proposed acquisition is expected to close in the first quarter of 2009. The implementation agreement provides that prior to the closing of the transaction European Capital will not declare additional dividends without the prior approval of us. In the event that any dividends are declared by either us or European Capital with a record date after the date of this announcement and prior to effective date, an appropriate adjustment will be made to the consideration payable to European Capital shareholders pursuant to the agreement. On February 19, 2009, American Capital shareholders approved a proposal authorizing American Capital to sell shares of its common stock below its NAV per share in certain instances, including in connection with the proposed acquisition of European Capital. European Capital shareholders are scheduled to vote on the proposed transaction on March 19, 2009.

Note 19. Selected Quarterly Data (Unaudited)

The following tables present our quarterly financial information for the fiscal years ended December 31, 2008 and 2007:

	Three Months Ended				Year Ended December 31, 2008
	March 31, 2008	June 30, 2008	September 30, 2008	December 31, 2008
Total operating income	$292	$263	$278	$218	$1,051
Net operating income (“NOI”)	$151	$145	$153	$44	$493
Net decrease in net assets resulting from operations	$(813)	$(70)	$(548)	$(1,684)	$(3,115)
NOI per basic common share	$0.77	$0.71	$0.74	$0.21	$2.42
NOI per diluted common share	$0.77	$0.71	$0.74	$0.21	$2.42
Loss per basic common share	$(4.16)	$(0.34)	$(2.63)	$(8.13)	$(15.29)
Loss per diluted common share	$(4.16)	$(0.34)	$(2.63)	$(8.13)	$(15.29)
Basic shares outstanding	195.2	204.4	208.1	207.1	203.7
Diluted shares outstanding	195.2	204.4	208.1	207.1	203.7

	Three Months Ended				Year Ended December 31, 2007
	March 31, 2007	June 30, 2007	September 30, 2007	December 31, 2007
Total operating income	$250	$326	$310	$354	$1,240
Net operating income	$114	$153	$153	$174	$594
Net increase (decrease) in net assets resulting from operations	$134	$788	$21	$(243)	$700
NOI per basic common share	$0.75	$0.93	$0.82	$0.91	$3.42
NOI per diluted common share	$0.73	$0.91	$0.81	$0.91	$3.36
Earnings (loss) per basic common share	$0.88	$4.77	$0.11	$(1.27)	$4.03
Earnings (loss) per diluted common share	$0.86	$4.68	$0.11	$(1.27)	$3.96
Basic shares outstanding	152.7	165.1	186.8	190.6	173.9
Diluted shares outstanding	156.1	168.5	189.3	190.6	176.9

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of American Capital, Ltd.

We have audited the consolidated financial statements of American Capital, Ltd. as of December 31, 2008 and 2007, and the related consolidated statements of operations, changes in net assets, and cash flows for each of the three years in the period ended December 31, 2008, and the consolidated financial highlights for each of the five years in the period ended December 31, 2008, and have issued our report thereon dated March 2, 2009 (included elsewhere in the Form 10-K). Our audits also included the schedule 12-14. The schedule 12-14 is the responsibility of the Company’s management. Our responsibility is to express an opinion based on our audits.

In our opinion, the schedule 12-14 referred to above, when considered in relation to the basic financial statements taken as a whole, presents fairly in all material respects the information set forth therein. The schedule 12-14 does not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result from the outcome of the uncertainty regarding the Company’s ability to continue as a going concern.

/s/ Ernst & Young LLP

McLean, Virginia

March 2, 2009

Schedule 12-14

AMERICAN CAPITAL, LTD.

SCHEDULE OF INVESTMENTS IN AND ADVANCES TO AFFILIATES

As of and for the year ended December 31, 2008

(in millions, except share data)

		Amount of Interest or Dividends
Company (1)	Investments	Credited to Income (2)	Other (3)	December 31, 2007 Value	Gross Additions (4)	Gross Reductions (5)	December 31, 2008 Value
CONTROL INVESTMENTS
ACAS Equity Holdings Corp.	Common Stock	$—	$—	$12.9	$0.5	$9.1	$4.3
ACAS Real Estate Holdings Corporation	Subordinated Debt	—	—	—	0.8	0.8	—
	Common Stock	—	—	—	5.4	5.4	—

		—	—	—	6.2	6.2	—
ACAS Wachovia Investments, L.P.	Partnership Interests	1.5	—	12.9	—	11.5	1.4
ACSAB, LLC	Subordinated Debt	—	—	—	—	—	—
	Convertible Preferred Membership Units	—	—	0.6	—	0.6	—

		—	—	0.6	—	0.6	—
Aeriform Corporation	Subordinated Debt	—	—	3.4	3.8	7.2	—
American Capital Agency Corp.	Common Stock	12.6	—	—	101.5	—	101.5
American Capital, LLC	Senior Debt	1.1	—	10.4	3.3	3.1	10.6
	Common Membership Units	18.3	—	466.5	—	301.8	164.7

		19.4	—	476.9	3.3	304.9	175.3
American Driveline Systems, Inc.	Senior Debt	—	—	0.1	—	0.1	—
	Subordinated Debt	6.0	—	40.5	1.2	—	41.7
	Redeemable Preferred Stock	3.4	—	24.9	19.2	—	44.1
	Common Stock	—	—	8.2	—	5.5	2.7
	Common Stock Warrants	—	—	28.0	—	23.8	4.2

		9.4	—	101.7	20.4	29.4	92.7
Auxi Health, Inc.	Subordinated Debt	—	—	2.0	0.3	1.2	1.1
Barton-Cotton Holding Corporation(7)	Subordinated Debt	—	—	—	28.7	28.7	—
	Redeemable Preferred Stock	—	—	—	19.8	19.8	—
	Convertible Preferred Stock	—	—	—	0.1	0.1	—
	Common Stock	—	—	—	0.1	0.1	—
	Common Stock Warrants	—	—	—	3.5	3.5	—
	Guarantees	—	—	—	—	10.0	(10.0)

		—	—	—	52.2	62.2	(10.0)
BPWest, Inc.	Senior Debt	—	—	—	—	—	—
	Subordinated Debt	0.4	—	8.4	0.2	8.6	—
	Redeemable Preferred Stock	0.2	—	6.3	0.2	6.5	—
	Common Stock	—	—	70.7	—	70.7	—

		0.6	—	85.4	0.4	85.8	—

See related notes at the end of this schedule.

Schedule 12-14

AMERICAN CAPITAL, LTD.

SCHEDULE OF INVESTMENTS IN AND ADVANCES TO AFFILIATES—(Continued)

As of and for the year ended December 31, 2008

(in millions, except share data)

		Amount of Interest or Dividends
Company (1)	Investments	Credited to Income (2)	Other (3)	December 31, 2007 Value	Gross Additions (4)	Gross Reductions (5)	December 31, 2008 Value
Bridgeport International, LLC	Senior Debt	—	—	—	3.8	3.8	—
	Common membership units	—	—	—	—	—	—

		—	—	—	3.8	3.8	—
Capital.com, Inc.	Common Stock	—	—	0.4	—	—	0.4
CIBT Travel Solutions, Inc	Senior Debt	5.1	—	—	76.7	1.9	74.8
	Subordinated Debt	6.3	—	—	43.1	—	43.1
	Convertible Preferred Stock	—	—	—	77.7	42.5	35.2
	Common Stock	—	—	—	19.4	19.4	—

		11.4	—	—	216.9	63.8	153.1
Consolidated Bedding, Inc.(7)	Senior Debt	0.8	4.9	—	108.4	75.2	33.2
	Subordinated Debt	—	—	—	50.5	50.5	—
	Convertible Preferred Stock	—	—	—	3.0	3.0	—
	Common Stock	—	—	—	—	—	—

		0.8	4.9	—	161.9	128.7	33.2
Contour Semiconductor, Inc.	Convertible Preferred Stock(1)	—	—	—	10.6	—	10.6
Core Business Credit, LLC	Subordinated Debt	1.5	0.5	—	20.0	0.7	19.3
	Convertible Preferred Stock	—	—	13.3	2.8	—	16.1
	Common Stock	—	—	3.4	0.5	0.6	3.3

		1.5	0.5	16.7	23.3	1.3	38.7
Credit Opportunities Fund I, LLC	Common Stock	4.7	—	41.9	22.2	64.1	—
DanChem Technologies, Inc.	Senior Debt	0.6	—	14.9	0.6	15.5	—
	Redeemable Preferred Stock	—	—	4.5	5.6	10.1	—
	Common Stock	—	—	—	1.8	1.8	—
	Common Stock Warrants	—	—	—	2.2	2.2	—

		0.6	—	19.4	10.2	29.6	—
ECA Acquisition Holdings, Inc	Subordinated Debt	—	—	12.4	0.6	—	13.0
	Common Stock	—	—	17.6	11.1	23.6	5.1

		—	—	30.0	11.7	23.6	18.1
eLynx Holdings, Inc.	Senior Debt	2.0	—	18.3	5.4	14.1	9.6
	Subordinated Debt	0.2	—	1.9	11.9	12.4	1.4
	Redeemable Preferred Stock	—	—	—	—	—	—
	Convertible Preferred Stock	—	—	—	6.0	6.0	—
	Common Stock	—	—	—	—	—	—
	Preferred Stock Warrants	—	—	—	—	—	—
	Common Stock Warrants	—	—	—	—	—	—

		2.2	—	20.2	23.3	32.5	11.0
Endeavor Fund I, LP	Partnership Interest	20.9	—	29.1	101.2	109.4	20.9

See related notes at the end of this schedule.

Schedule 12-14

AMERICAN CAPITAL, LTD.

SCHEDULE OF INVESTMENTS IN AND ADVANCES TO AFFILIATES—(Continued)

As of and for the year ended December 31, 2008

(in millions, except share data)

		Amount of Interest or Dividends
Company (1)	Investments	Credited to Income (2)	Other (3)	December 31, 2007 Value	Gross Additions (4)	Gross Reductions (5)	December 31, 2008 Value
ETG Holdings, Inc.	Senior Debt	—	—	8.6	1.0	7.0	2.6
	Subordinated Debt	—	—	—	—	—	—
	Convertible Preferred Stock	—	—	—	—	—	—
	Preferred Stock Warrants	—	—	—	—	—	—

		—	—	8.6	1.0	7.0	2.6
European Capital Limited	Senior Debt	20.4	—	—	575.2	211.6	363.6
	Ordinary Shares	50.8	—	839.4	—	722.5	116.9

		71.2	—	839.4	575.2	934.1	480.5
European Touch, LTD. II	Subordinated Debt	0.1	—	12.0	2.5	9.2	5.3
	Redeemable Preferred Stock	—	—	—	—	—	—
	Common Stock	—	—	—	—	—	—
	Common Stock Warrants	—	—	—	—	—	—

		0.1	—	12.0	2.5	9.2	5.3
EXPL Pipeline Holdings LLC	Senior Debt	4.0	—	41.2	1.3	0.2	42.3
	Common Membership Units	—	—	56.8	—	44.8	12.0

		4.0	—	98.0	1.3	45.0	54.3
Exstream Software	Senior Debt	—	—	—	—	—	—
	Subordinated Debt	1.8	—	64.3	0.3	64.6	—
	Convertible Preferred Stock	3.5	—	248.1	3.5	251.6	—
	Common Stock	—	—	62.1	—	62.1	—

		5.3	—	374.5	3.8	378.3	—
Fosbel Global Services (LUXCO) S.C.A	Senior Debt	0.2	—	35.7	0.7	36.4	—
	Subordinated Debt	2.9	—	34.2	1.1	—	35.3
	Redeemable Preferred Stock	—	—	10.0	—	10.0	—
	Convertible Preferred Stock	—	—	—	—	—	—
	Common Stock	—	—	—	—	—	—

		3.1	—	79.9	1.8	46.4	35.3
Fountainhead Estate Holding Corp.	Senior Debt	2.1	—	37.0	—	12.5	24.5
	Redeemable Preferred Stock	—	—	—	11.6	—	11.6
	Convertible Preferred Stock	—	—	41.3	—	38.7	2.6

		2.1	—	78.3	11.6	51.2	38.7
FreeConferenceroom.com, Inc.	Senior Debt	1.6	—	16.6	0.3	2.0	14.9
	Subordinated Debt	2.0	—	8.8	1.3	—	10.1
	Redeemable Preferred Stock	—	—	—	4.5	—	4.5
	Common Stock	—	—	—	—	—	—
	Common Stock Warrants	—	—	—	—	—	—

		3.6	—	25.4	6.1	2.0	29.5

See related notes at the end of this schedule.

Schedule 12-14

AMERICAN CAPITAL, LTD.

SCHEDULE OF INVESTMENTS IN AND ADVANCES TO AFFILIATES—(Continued)

As of and for the year ended December 31, 2008

(in millions, except share data)

		Amount of Interest or Dividends
Company (1)	Investments	Credited to Income (2)	Other (3)	December 31, 2007 Value	Gross Additions (4)	Gross Reductions (5)	December 31, 2008 Value
Future Food, Inc.	Senior Debt	1.4	—	16.7	0.7	0.1	17.3
	Subordinated Debt	0.2	0.2	8.8	—	5.0	3.8
	Common Stock	—	—	—	—	—	—
	Common Stock Warrants	—	—	—	—	—	—

		1.6	0.2	25.5	0.7	5.1	21.1
FutureLogic, Inc.	Senior Debt	5.5	—	49.9	1.8	3.5	48.2
	Subordinated Debt	4.9	—	31.3	1.3	—	32.6
	Common Stock	—	—	25.8	—	22.1	3.7

		10.4	—	107.0	3.1	25.6	84.5
FV Holdings Corporation	Subordinated Debt	3.4	—	22.4	0.7	—	23.1
	Convertible Preferred Stock	—	—	23.6	0.2	—	23.8
	Common Stock	—	—	10.1	0.1	—	10.2

		3.4	—	56.1	1.0	—	57.1
Group Montana, Inc.(7)	Senior Debt	0.6	—	—	24.1	5.9	18.2
	Subordinated Debt	—	1.2	—	1.1	1.1	—
	Convertible Preferred Stock	—	—	—	1.0	1.0	—
	Common Membership Interest	—	—	—	—	—	—

		0.6	1.2	—	26.2	8.0	18.2
Halex Holdings Corp.	Senior Debt	—	—	21.4	23.4	34.9	9.9
	Subordinated Debt	—	—	—	17.2	17.2	—
	Redeemable Preferred Stcok	—	—	—	1.9	1.9	—
	Common Stock	—	—	—	—	—	—
	Common Stock Warrants	—	—	—	—	—	—

		—	—	21.4	42.5	54.0	9.9
Hartstrings Holdings Corp.	Senior Debt	1.2	0.5	11.2	7.6	4.6	14.2
	Convertible Preferred Stock	—	—	0.6	—	0.6	—
	Common Stock	—	—	—	—	—	—

		1.2	0.5	11.8	7.6	5.2	14.2
Hospitality Mints, Inc.	Senior Debt	0.5	—	7.2	0.1	7.3	—
	Subordinated Debt	1.5	—	18.3	—	18.3	—
	Convertible Preferred Stock	0.6	—	21.5	0.7	22.2	—
	Common Stock Warrants	—	—	1.8	—	1.8	—

		2.6	—	48.8	0.8	49.6	—
Imperial Supplies Holdings, Inc.	Subordinated Debt	3.5	—	21.0	0.9	—	21.9
	Redeemable Preferred Stock	1.7	—	20.0	1.6	—	21.6
	Convertible Preferred Stock	(0.3)	—	20.5	(0.3)	12.1	8.1
	Common Stock	—	—	6.7	—	6.7	—

		4.9	—	68.2	2.2	18.8	51.6

See related notes at the end of this schedule.

Schedule 12-14

AMERICAN CAPITAL, LTD.

SCHEDULE OF INVESTMENTS IN AND ADVANCES TO AFFILIATES—(Continued)

As of and for the year ended December 31, 2008

(in millions, except share data)

		Amount of Interest or Dividends
Company (1)	Investments	Credited to Income (2)	Other (3)	December 31, 2007 Value	Gross Additions (4)	Gross Reductions (5)	December 31, 2008 Value
Kingway Inca Clymer Holdings, Inc.	Subordinated Debt	—	—	1.0	0.4	1.4	—
	Redeemable Preferred Stock	—	—	0.5	0.2	—	0.7
	Common Stock	—	—	—	—	—	—

		—	—	1.5	0.6	1.4	0.7
Lifoam Holdings, Inc.	Senior Debt	3.0	—	43.7	12.5	34.0	22.2
	Subordinated Debt	2.3	—	15.1	26.3	20.9	20.5
	Redeemable Preferred Stock	—	—	—	—	—	—
	Convertible Preferred Stock	—	—	—	12.2	12.2	—
	Common Stock	—	—	—	—	—	—
	Preferred Stock Warrants	—	—	—	—	—	—
	Common Stock Warrants	—	—	—	—	—	—

		5.3	—	58.8	51.0	67.1	42.7
LLSC Holdings Corporation	Senior Debt	0.5	—	5.7	1.6	1.8	5.5
	Subordinated Debt	0.7	—	5.5	—	—	5.5
	Convertible Preferred Stock	—	—	8.1	—	3.4	4.7
	Common Stock	—	—	—	—	—	—
	Common Stock Warrants	—	—	—	—	—	—

		1.2	—	19.3	1.6	5.2	15.7
LVI Holdings, LLC	Senior Debt	0.3	—	2.8	0.7	1.2	2.3
	Subordinated Debt	2.0	—	10.6	0.8	—	11.4

		2.3	—	13.4	1.5	1.2	13.7
Montgomery Lane, LLC (DE LLC)	Common Membership Units	—	—	—	14.8	8.0	6.8
Montgomery Lane, LTD (Cayman)	Common Membership Units	—	—	—	7.4	6.6	0.8
MW Acquisition Corporation	Subordinated Debt	3.5	—	24.3	1.3	0.6	25.0
	Convertible Preferred Stock	(1.2)	—	23.4	(1.2)	8.3	13.9
	Common Stock	—	—	12.6	—	12.5	0.1

		2.3	—	60.3	0.1	21.4	39.0
NECCO Holdings, Inc.	Senior Debt	0.7	—	12.8	11.9	20.6	4.1
	Common Stock	—	—	0.1	—	—	0.1

		0.7	—	12.9	11.9	20.6	4.2
NECCO Realty Investments, LLC	Senior Debt	5.2	—	35.1	2.9	0.3	37.7
	Common Membership Units	—	—	9.6	0.2	—	9.8

		5.2	—	44.7	3.1	0.3	47.5
Nspired Holdings, Inc.	Senior Debt	0.4	—	18.8	0.5	19.3	—
	Redeemable Preferred Stock	—	—	1.3	16.2	17.5	—
	Common Stock	—	—	—	4.4	4.4	—

		0.4	—	20.1	21.1	41.2	—

See related notes at the end of this schedule.

Schedule 12-14

AMERICAN CAPITAL, LTD.

SCHEDULE OF INVESTMENTS IN AND ADVANCES TO AFFILIATES—(Continued)

As of and for the year ended December 31, 2008

(in millions, except share data)

		Amount of Interest or Dividends
Company (1)	Investments	Credited to Income (2)	Other (3)	December 31, 2007 Value	Gross Additions (4)	Gross Reductions (5)	December 31, 2008 Value
Oceana Media Finance, LLC	Common Membership Units	—	—	14.6	—	3.2	11.4
Paradigm Precision Holdings, LLC	Senior Debt	2.8	—	53.7	27.6	62.2	19.1
	Subordinated Debt	8.8	—	13.7	93.9	14.8	92.8
	Common Membership Units	—	—	17.5	—	11.4	6.1

		11.6	—	84.9	121.5	88.4	118.0
PaR Systems, Inc.	Subordinated Debt	0.1	—	3.1	—	3.1	—
	Common Stock	—	—	11.3	—	11.3	—
	Common Stock Warrants	—	—	1.0	—	1.0	—

		0.1	—	15.4	—	15.4	—
Pasternack Enterprises, Inc.	Senior Debt	0.1	—	—	—	—	—
	Subordinated Debt	0.4	—	28.8	0.4	29.2	—
	Common Stock	—	—	46.5	—	46.5	—

		0.5	—	75.3	0.4	75.7	—
PHC Sharp Holdings, Inc.	Senior Debt	1.4	—	14.7	2.9	1.6	16.0
	Subordinated Debt	1.9	0.1	14.8	1.6	7.6	8.8
	Common Stock	—	—	—	1.2	1.2	—

		3.3	0.1	29.5	5.7	10.4	24.8
PHI Acquisitions, Inc.	Senior Debt	1.0	—	9.9	0.1	—	10.0
	Subordinated Debt	3.2	—	23.0	0.6	—	23.6
	Redeemable Preferred Stock	(8.2)	—	32.9	(8.2)	5.5	19.2
	Common Stock	—	—	1.6	—	1.6	—
	Common Stock Warrants	—	—	16.4	—	16.4	—

		(4.0)	—	83.8	(7.5)	23.5	52.8
Piper Aircraft, Inc.	Senior Debt	0.9	—	8.8	8.0	16.8	—
	Subordinated Debt	0.1	—	0.7	—	—	0.7
	Common Stock	—	—	38.1	—	15.5	22.6

		1.0	—	47.6	8.0	32.3	23.3
Precitech, Inc.	Subordinated Debt	—	—	1.3	3.8	5.1	—
Resort Funding Holdings, Inc.	Senior Debt	1.1	—	10.6	7.7	7.7	10.6
	Common Stock	0.1	—	17.1	0.5	16.4	1.2

		1.2	—	27.7	8.2	24.1	11.8
Sixnet, LLC	Senior Debt	4.2	—	36.6	2.2	4.4	34.4
	Membership Units	—	—	9.3	—	2.1	7.2

		4.2	—	45.9	2.2	6.5	41.6
SMG Holdings, Inc.	Senior Debt	0.4	—	6.0	—	0.1	5.9
	Subordinated Debt	14.9	—	113.7	5.8	—	119.5
	Convertible Preferred Stock	6.3	—	120.6	6.3	24.0	102.9
	Common Stock	—	—	28.9	—	28.9	—

		21.6	—	269.2	12.1	53.0	228.3

See related notes at the end of this schedule.

Schedule 12-14

AMERICAN CAPITAL, LTD.

SCHEDULE OF INVESTMENTS IN AND ADVANCES TO AFFILIATES—(Continued)

As of and for the year ended December 31, 2008

(in millions, except share data)

		Amount of Interest or Dividends
Company (1)	Investments	Credited to Income (2)	Other (3)	December 31, 2007 Value	Gross Additions (4)	Gross Reductions (5)	December 31, 2008 Value
Specialty Brands of America, Inc.	Subordinated Debt	4.8	—	33.1	1.0	—	34.1
	Redeemable Preferred Stock	1.1	—	7.1	6.7	—	13.8
	Common Stock	—	—	5.1	—	1.1	4.0
	Common Stock Warrants	—	—	7.9	—	6.1	1.8

		5.9	—	53.2	7.7	7.2	53.7
SPL Acquisition Corp.	Senior Debt	7.9	—	82.0	19.5	17.6	83.9
	Subordinated Debt	7.6	—	47.7	2.2	—	49.9
	Convertible Preferred Stock	3.7	—	44.2	3.8	—	48.0
	Common Stock	—	—	2.0	8.4	—	10.4

		19.2	—	175.9	33.9	17.6	192.2
Stravina Holdings, Inc.	Senior Debt	—	—	0.1	0.7	0.8	—
Sunfuel Midstream, LLC	Common Stock	—	—	0.1	0.3	0.4	—
Total Return Fund, LP	Common Membership Interest	—	—	21.1	—	21.1	—
UFG Holding Corp. (7)	Subordinated Debt	2.8	—	—	58.6	12.5	46.1
	Redeemable Preferred Stock	—	—	—	4.0	4.0	—
	Convertible Preferred Stock	—	—	—	4.6	4.6	—
	Common Stock	—	—	—	2.6	2.6	—
	Guarantees	—	—	—	—	1.5	(1.5)

		2.8	—	—	69.8	25.2	44.6
UFG Real Estate Holdings, LLC	Common Membership	—	—	1.3	0.1	—	1.4
Unique Fabricating Incorporated (7)	Senior Debt	0.1	—	—	5.3	—	5.3
	Subordinated Debt	(0.7)	0.1	—	6.6	6.1	0.5
	Redeemable Preferred Stock	—	—	—	1.6	1.6	—
	Common Stock Warrants	—	—	—	0.2	0.2	—

		(0.6)	0.1	—	13.7	7.9	5.8
Unwired Holdings, Inc.	Senior Debt	2.2	—	9.1	8.4	7.1	10.4
	Subordinated Debt	—	0.4	2.2	—	1.6	0.6
	Redeemable Preferred Stock	—	—	—	1.9	1.9	—
	Common Stock	—	—	—	—	—	—
	Preferred Stock Warrants	—	—	—	—	—	—
	Common Stock Warrants	—	—	—	—	—	—

		2.2	0.4	11.3	10.3	10.6	11.0
VECAP Medical, LLC	Subordinated Debt	4.9	—	—	35.8	35.8	—
VP Acquisition Holdings, Inc.	Subordinated Debt	—	—	18.8	0.7	-	19.5
	Common Stock	—	—	47.2	24.8	26.9	45.1

		—	—	66.0	25.5	26.9	64.6

See related notes at the end of this schedule.

Schedule 12-14

AMERICAN CAPITAL, LTD.

SCHEDULE OF INVESTMENTS IN AND ADVANCES TO AFFILIATES—(Continued)

As of and for the year ended December 31, 2008

(in millions, except share data)

		Amount of Interest or Dividends
Company (1)	Investments	Credited to Income (2)	Other (3)	December 31, 2007 Value	Gross Additions (4)	Gross Reductions (5)	December 31, 2008 Value
Warner Power, LLC	Subordinated Debt	0.6	—	5.0	—	—	5.0
	Redeeemable Preferred Membership Units	0.7	—	4.1	1.4	—	5.5
	Common Membership Units	—	—	1.5	4.5	—	6.0

		1.3	—	10.6	5.9	—	16.5
WIS Holding Company, Inc.	Senior Debt	—	—	—	—	—	—
	Subordinated Debt	15.3	—	98.2	5.6	—	103.8
	Convertible Preferred Stock	6.4	—	82.9	49.7	—	132.6
	Common Stock	—	—	20.4	9.8	—	30.2

		21.7	—	201.5	65.1	—	266.6
WSACS RR Holdings LLC	Common Membership Units	—	—	1.7	1.5	—	3.2
Subtotal Control Investments		$314.0	$7.9	$4,177.4	$1,998.9	$3,278.5	$2,897.8
AFFILIATE INVESTMENTS
Aptara, Inc.	Senior Debt	0.1	—	—	3.0	—	3.0
	Subordinated Debt	7.5	—	52.3	1.0	6.3	47.0
	Redeeemable Preferred Stock	(1.2)	—	14.2	(0.1)	14.1	—
	Convertible Preferred Stock	—	—	12.9	—	12.9	—
	Preferred Stock Warrants	—	—	0.9	0.1	1.0	—

		6.4	—	80.3	4.0	34.3	50.0
Coghead, Inc.	Subordinated Debt	—	—	—	0.1	—	0.1
	Convertible Preferred Stock	—	—	2.6	—	2.4	0.2
	Preferred Stock Warrants	—	—	—	—	—	—

		—	—	2.6	0.1	2.4	0.3
Creditcards.com, Inc.	Senior Debt	16.0	—	141.3	1.7	6.9	136.1
	Subordinated Debt	3.2	—	11.8	19.2	4.4	26.6
	Common Stock	—	—	8.6	—	4.4	4.2

		19.2	—	161.7	20.9	15.7	166.9
Egenera, Inc.	Subordinated Debt	—	—	—	2.4	—	2.4
	Redeemable Preferred Stock	—	—	—	9.7	—	9.7
	Convertible Preferred Stock	—	—	25.0	—	25.0	—
	Common Stock	—	—	—	25.0	25.0	—

		—	—	25.0	37.1	50.0	12.1
Genband Inc. (6)	Subordinated Debt	—	—	—	1.2	1.2	—
	Convertible Preferred Stock	—	—	8.6	5.3	13.9	—
	Common Stock	—	—	—	14.7	14.7	—

		—	—	8.6	21.2	29.8	—

See related notes at the end of this schedule.

Schedule 12-14

AMERICAN CAPITAL, LTD.

SCHEDULE OF INVESTMENTS IN AND ADVANCES TO AFFILIATES—(Continued)

As of and for the year ended December 31, 2008

(in millions, except share data)

		Amount of Interest or Dividends
Company (1)	Investments	Credited to Income (2)	Other (3)	December 31, 2007 Value	Gross Additions (4)	Gross Reductions (5)	December 31, 2008 Value
HALT Medical, Inc.	Convertible Preferred Stock	—	—	5.2	3.5	—	8.7
IS Holdings I, Inc.	Senior Debt	1.8	—	19.8	—	4.2	15.6
	Redeemable Preferred Stock	0.2	—	2.6	—	1.1	1.5
	Common Stock	—	—	3.0	1.6	—	4.6

		2.0	—	25.4	1.6	5.3	21.7
Narus, Inc.	Convertible Preferred Stock	—	—	7.3	1.2	6.4	2.1
	Preferred Stock Warrants	—	—	—	—	—	—

		—	—	7.3	1.2	6.4	2.1
Nursery Supplies, Inc.	Redeemable Preferred Stock	—	—	—	—	—	—
Primrose Holding Corporation	Common Stock	—	—	—	7.4	—	7.4
Qualitor Component Holdings, LLC	Subordinated Debt	7.1	—	32.2	3.7	—	35.9
	Redeemable Preferred Stock	—	—	0.7	0.4	—	1.1
	Common Units	—	—	—	—	—	—

		7.1	—	32.9	4.1	—	37.0
Radar Detection Holdings Corp.	Senior Debt	1.3	—	13.0	—	3.5	9.5
	Common Stock	—	—	8.4	—	7.8	0.6

		1.3	—	21.4	—	11.3	10.1
Roadrunner Dawes, Inc.	Subordinated Debt	3.0	—	18.4	0.8	—	19.2
	Common Stock	—	—	1.5	—	1.4	0.1

		3.0	—	19.9	0.8	1.4	19.3
Tymphany Corporation	Senior Debt	—	—	—	2.2	2.2	—
	Subordinated Debt	—	—	1.2	—	1.2	—
	Convertible Preferred Stock	—	—	0.6	11.7	12.3	—

		—	—	1.8	13.9	15.7	—
WFS Holding, Inc.	Subordinated Debt	—	—	—	—	—	—
	Convertible Preferred Stock	0.2	—	3.6	0.2	1.0	2.8

		0.2	—	3.6	0.2	1.0	2.8
Subtotal Affiliate Investments		$39.2	$—	$395.7	$116.0	$173.3	$338.4
Total Control and Affiliate Investments		$353.2	$7.9	$4,573.1	$2,114.9	$3,451.8	$3,236.2

(1)	Certain of the securities are issued by affiliate(s) of the listed portfolio company.
(2)	Represents the total amount of interest or dividends credited to income for the portion of the year an investment was included in Control or Affiliate categories, respectively.
(3)	Other includes interest, dividend, or other income which was applied to the principal of the investment and therefore reduced the total investment. These reductions are also included in the Gross Reductions for the investments, as applicable.
(4)

Gross additions include increases in the cost basis of investments resulting from new portfolio investments, paid-in-kind interest or dividends, the amortization of discounts and closing fees and the exchange of one or more existing securities for one or more new securities. Gross

Schedule 12-14

AMERICAN CAPITAL, LTD.

SCHEDULE OF INVESTMENTS IN AND ADVANCES TO AFFILIATES—(Continued)

As of and for the year ended December 31, 2008

(in millions, except share data)

additions also include net increases in unrealized appreciation or net decreases in unrealized depreciation as well as allowances for paid-in-kind interest, dividends, discounts and closing fees.
(5)	Gross reductions include decreases in the cost basis of investments resulting from principal repayments or sales and the exchange of one or more existing securities for one or more new securities. Gross reductions also include net increases in unrealized depreciation or net decreases in unrealized appreciation.
(6)	As of December 31, 2007, the portfolio company was classified as an Affiliate Investment. As of December 31, 2008, ACAS no longer has a controlling interest of more than 5% but less than 25% of the portfolio company and is therefore classified as a Non-Control Investment.
(7)	As of December 31, 2007, the portfolio company was classified as a Non-Control Investment. As of December 31, 2008, ACAS now has a controlling interest of more than 25% of the portfolio company and is therefore classified as a Control Investment.
**	Information related to the amount of equity in the net profit and loss for the period for the investments listed has not been included in this schedule. This information is not considered to be meaningful due to the complex capital structures of the portfolio companies, with different classes of equity securities outstanding with different preferences in liquidation. These investments are not consolidated, nor are they accounted for under the equity method of accounting.

AMERICAN CAPITAL, LTD.

CONSOLIDATED BALANCE SHEETS

(in millions, except per share amounts)

	June 30, 2009	December 31, 2008
	(unaudited)
Assets
Investments at fair value (cost of $10,295 and $10,691, respectively)
Non-Control/Non-Affiliate investments (cost of $5,811 and $5,904, respectively)	$3,837	$4,182
Affiliate investments (cost of $413 and $405, respectively)	302	338
Control investments (cost of $4,071 and $4,382, respectively)	2,046	2,898
Derivative agreements (cost of $0 and $0, respectively)	8	9

Total investments at fair value	6,193	7,427
Cash and cash equivalents	183	209
Restricted cash and cash equivalents	55	71
Interest receivable	43	44
Other assets	154	159

Total assets	$6,628	$7,910

Liabilities and Shareholders’ Equity
Debt ($2,490 and $2,512 due within one year, respectively)	$4,321	$4,428
Derivative and option agreements (cost of $0 and $(20), respectively)	92	222
Accrued dividends payable	231	—
Other liabilities	94	105

Total liabilities	4,738	4,755

Shareholders’ equity:
Undesignated preferred stock, $0.01 par value, 5.0 shares authorized, 0 issued and outstanding	—	—
Common stock, $0.01 par value, 1,000.0 shares authorized, 225.8 and 214.3 issued and 215.7 and 204.7 outstanding, respectively	2	2
Capital in excess of par value	6,605	6,545
(Distributions in excess of) undistributed net realized earnings	(516)	76
Net unrealized depreciation of investments	(4,201)	(3,468)

Total shareholders’ equity	1,890	3,155

Total liabilities and shareholders’ equity	$6,628	$7,910

Net asset value per common share	$8.76	$15.41

See accompanying notes.

AMERICAN CAPITAL, LTD.

CONSOLIDATED STATEMENTS OF OPERATIONS

(unaudited)

(in millions, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2009	2008	2009	2008
OPERATING INCOME:
Interest and dividend income
Non-Control/Non-Affiliate investments	$71	$151	$195	$317
Affiliate investments	13	11	22	22
Control investments	43	77	89	158

Total interest and dividend income	127	239	306	497

Asset management and other fee income
Non-Control/Non-Affiliate investments	4	9	8	18
Affiliate investments	—	1	—	1
Control investments	9	14	21	39

Total asset management and other fee income	13	24	29	58

Total operating income	140	263	335	555

OPERATING EXPENSES:
Interest	60	48	112	111
Salaries, benefits and stock-based compensation	47	57	100	113
General and administrative	24	20	50	43

Total operating expenses	131	125	262	267

NET OPERATING INCOME BEFORE INCOME TAXES	9	138	73	288
Benefit for income taxes	11	7	11	8

NET OPERATING INCOME	20	145	84	296

Net gain on extinguishment of debt	—	—	12	—

Net realized (loss) gain on investments
Non-Control/Non-Affiliate investments	(219)	4	(269)	(5)
Affiliate investments	—	1	(5)	2
Control investments	(89)	58	(113)	94
Taxes on net realized gain	—	(3)	—	(4)
Foreign currency transactions	—	1	(2)	6
Derivative and option agreements	(18)	(12)	(68)	(11)

Total net realized (loss) gain on investments	(326)	49	(457)	82

Net unrealized appreciation (depreciation) of investments
Portfolio company investments	(311)	(336)	(836)	(1,333)
Foreign currency translation	66	—	(3)	73
Derivative and option agreements and other	4	72	106	(1)

Total net unrealized depreciation of investments	(241)	(264)	(733)	(1,261)

Total net realized loss and net depreciation on investments	(567)	(215)	(1,190)	(1,179)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS (“NET LOSS”)	$(547)	$(70)	$(1,094)	$(883)

NET OPERATING INCOME PER COMMON SHARE:
Basic	$0.09	$0.71	$0.40	$1.48
Diluted	$0.09	$0.71	$0.40	$1.48
NET LOSS PER COMMON SHARE:
Basic	$(2.52)	$(0.34)	$(5.16)	$(4.42)
Diluted	$(2.52)	$(0.34)	$(5.16)	$(4.42)
WEIGHTED AVERAGE SHARES OF COMMON STOCK OUTSTANDING:
Basic	217.0	204.4	211.9	199.8
Diluted	217.0	204.4	211.9	199.8
DIVIDENDS DECLARED PER COMMON SHARE	$1.07	$1.03	$1.07	$2.04

See accompanying notes.

AMERICAN CAPITAL, LTD.

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

(unaudited)

(in millions, except per share data)

	Six Months Ended June 30,
	2009	2008
Operations:
Net operating income	$84	$296
Net gain on extinguishment of debt	12	—
Net realized (loss) gain on investments	(457)	82
Net unrealized depreciation of investments	(733)	(1,261)

Net decrease in net assets resulting from operations	(1,094)	(883)

Shareholder distributions:
Common stock dividends from net operating income	(84)	(296)
Common stock dividends from net realized gain on investments	—	(82)
Common stock dividends in excess of net operating income and net realized gain on investments	(147)	(28)

Net decrease in net assets resulting from shareholder distributions	(231)	(406)

Capital share transactions:
Issuance of common stock	25	444
Issuance of common stock under stock option plans	—	4
Purchase of common stock held in deferred compensation trusts	—	(43)
Purchase of treasury stock	—	(6)
Stock-based compensation	34	43
Other	1	2

Net increase in net assets resulting from capital share transactions	60	444

Total decrease in net assets	(1,265)	(845)
Net assets at beginning of period	3,155	6,441

Net assets at end of period	$1,890	$5,596

Net asset value per common share at end of period	$8.76	$27.01

Common shares outstanding at end of period	215.7	207.2

See accompanying notes.

AMERICAN CAPITAL, LTD.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(unaudited)

(in millions)

	Six Months Ended June 30,
	2009	2008
Operating activities:
Net decrease in net assets resulting from operations	$(1,094)	$(883)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Net unrealized depreciation of investments	733	1,261
Net realized loss (gain) on investments	457	(82)
Net gain on extinguishment of debt	(12)	—
Accrued payment-in-kind interest and dividends	(14)	(94)
Collection of loan origination fees	—	8
Amortization of deferred finance costs, premiums and discounts	7	4
Depreciation of property and equipment	6	6
Stock-based compensation	34	43
(Increase) decrease in interest receivable	(8)	12
Increase in other assets	(5)	(25)
Decrease in other liabilities	(14)	(99)
Other	(1)	(10)

Net cash provided by operating activities	89	141

Investing activities:
Purchases of investments	(97)	(934)
Fundings on portfolio company revolving credit facility investments, net	(36)	(303)
Principal repayments	102	550
Proceeds from loan syndications and loan sales	29	295
Collection of payment-in-kind notes and dividends and accreted loan discounts	5	36
Proceeds from sale of equity investments	68	529
Capital expenditures for property and equipment	(1)	(6)
Termination of European Capital Limited put option agreement	(65)	—
Other	(32)	(9)

Net cash (used in) provided by investing activities	(27)	158

Financing activities:
Payment on issuance of notes payable from asset securitizations, net	(87)	(200)
Payments on revolving credit facilities, net	(1)	(198)
Proceeds from TRS facility, net	—	39
Decrease in debt service escrows	16	171
Issuance of common stock	—	448
Purchase of common stock held in deferred compensation trusts	—	(30)
Distributions paid	—	(404)
Other	(16)	(6)

Net cash used in financing activities	(88)	(180)

Net (decrease) increase in cash and cash equivalents	(26)	119
Cash and cash equivalents at beginning of period	209	143

Cash and cash equivalents at end of period	$183	$262

Non-cash financing activities:
Issuance of common stock in conjunction with acquisition of European Capital Limited	$25	$—

See accompanying notes.

AMERICAN CAPITAL, LTD.

CONSOLIDATED FINANCIAL HIGHLIGHTS

(unaudited)

(in millions, except per share data)

	Six Months Ended June 30,
	2009	2008
Per Share Data:
Net asset value at beginning of the period	$15.41	$32.88

Net operating income(1)	0.40	1.48
Net gain on extinguishment of debt(1)	0.05	—
Net realized (loss) gain on investments(1)	(2.15)	0.41
Net unrealized depreciation on investments(1)	(3.46)	(6.31)

Net decrease in net assets resulting from operations(1)	(5.16)	(4.42)
Issuance of common stock	(0.70)	0.13
Shareholder distributions	(1.07)	(2.04)
Other, net(2)	0.28	0.46

Net asset value at end of period	$8.76	$27.01

Ratio/Supplemental Data:
Per share market value at end of period	$3.21	$23.77
Total gain (loss)(3)	32.00%	(22.55)%
Shares outstanding at end of period	215.7	207.2
Net assets at end of period	$1,890	$5,596
Average net assets(4)	$2,566	$5,919
Average debt outstanding(5)	$4,371	$4,656
Average debt outstanding per common share(1)(5)	$20.63	$23.30
Ratio of operating expenses to average net assets(6)	20.59%	9.05%
Ratio of operating expenses, net of interest expense, to average net assets(6)	11.79%	5.29%
Ratio of interest expense to average net assets(6)	8.80%	3.76%
Ratio of net operating income to average net assets(6)	6.60%	10.03%

(1)	Weighted average basic per share data.
(2)	Represents the impact of (i) the other components in the changes in net assets, including other capital transactions such as the purchase of common stock held in deferred compensation trusts, stock-based compensation, income tax deductions related to the exercise of stock options and distribution of stock awards in excess of GAAP expense credited to additional paid-in capital, repayments of notes receivable from the sale of common stock and the purchase of treasury stock and (ii) the different share amounts used in calculating per share data as a result of calculating certain per share data based upon the weighted average basic shares outstanding during the period and certain per share data based on the shares outstanding as of a period end or transaction date.
(3)	Total gain (loss) is based on the change in the market value of our common stock taking into account dividends reinvested in accordance with the terms of our dividend reinvestment plan. Total gain (loss) is not annualized. The dividends reinvested includes the $1.07 dividend declared per share as of June 30, 2009 that was paid in both cash and common stock.
(4)	Based on the average of ending net assets as of the beginning and end of each period presented.
(5)	Based on a daily weighted average balance of debt outstanding during the period.
(6)	Ratios are annualized.

See accompanying notes.

AMERICAN CAPITAL, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS

June 30, 2009

(unaudited)

(in millions, except share data)

Company (4)	Industry	Investments	Interest Rate (5)	Maturity Date	# of shares/ units owned	Principal	Cost	Fair Value

NON-CONTROL / NON-AFFILIATE INVESTMENTS
Aerus, LLC	Household Durables	Common Membership Warrants(1)			250,000		$0.2	$—
Affordable Care Holding Corp.	Health Care Providers & Services	Subordinated Debt(7)	15.0%	11/13-11/14		$65.5	64.8	65.6
		Convertible Preferred Stock			70,752		87.4	87.4
		Common Stock(1)			17,687,156		17.7	22.4
							169.9	175.4
Algoma Holding Company	Building Products	Subordinated Debt(7)	12.6%	4/13		15.0	14.9	14.1
American Acquisition, LLC	Diversified Financial Services	Senior Debt	12.7%	12/12		21.2	20.9	19.4
AmWins Group, Inc.	Insurance	Senior Debt(7)	6.1%	6/14		18.5	18.6	10.2
Anchor Drilling Fluids USA, Inc.	Energy Equipment & Services	Senior Debt(7)	11.3%	4/13		7.9	7.8	5.9
		Subordinated Debt(6)(7)	14.5%	4/15		61.9	59.4	—
							67.2	5.9
Aspect Software	IT Services	Senior Debt(7)	7.4%	7/12		20.0	19.9	15.3
Avalon Laboratories Holding Corp.	Health Care Equipment & Supplies	Senior Debt(7)	11.0%	1/14		17.5	17.3	17.5
		Subordinated Debt(7)	18.0%	1/15		22.3	21.5	17.3
		Convertible Preferred Stock(1)			148,742		24.3	—
		Common Stock(1)			7,829		1.3	—
							64.4	34.8
Avanti Park Place LLC	Real Estate	Senior Debt	8.3%	6/10		5.8	5.9	5.9
Axygen Holdings Corporation	Health Care Equipment & Supplies	Subordinated Debt(7)	14.5%	9/14		62.3	61.6	62.3
		Redeemable Preferred Stock			205,204		48.0	67.0
		Convertible Preferred Stock			48,736		14.6	14.6
		Common Stock(1)			207,770		20.9	38.7
							145.1	182.6
BBB Industries, LLC	Auto Components	Senior Debt(7)	8.7%	6/14		21.2	21.2	14.7
Belloto Holdings Limited(3)	Household Durables	Subordinated Debt(6)	10.4%	6/17		3.9	3.5	—
		PIK Note(1)				15.7	12.7	—
		Ordinary Shares(1)			32,434		0.1	—
							16.3	—
Berry-Hill Galleries, Inc.	Distributors	Senior Debt	13.8%	3/10		7.8	7.8	7.8
Blue Wolf Capital Fund II, L.P.	Capital Markets	Limited Partnership Interest					2.8	2.8
Butler Animal Health Supply, LLC	Health Care Providers & Services	Senior Debt(7)	8.3%	7/12		8.0	8.0	6.5
CAMP Systems International, Inc.	Transportation Infrastructure	Senior Debt(7)	7.5%	9/14		30.0	29.8	19.6
Carestream Health, Inc.	Health Care Equipment & Supplies	Senior Debt(7)	10.3%	10/13		15.0	15.0	9.0
CH Holding Corp.	Leisure Equipment & Products	Senior Debt(6)	7.3%	5/11		15.6	13.0	6.8
		Redeemable Preferred Stock(1)			21,215		42.7	—
		Convertible Preferred Stock(1)			665,000		—	—
		Common Stock(1)			1		—	—
							55.7	6.8

AMERICAN CAPITAL, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2009

(unaudited)

(in millions, except share data)

Company (4)	Industry	Investments	Interest Rate (5)	Maturity Date	# of shares/ units owned	Principal	Cost	Fair Value
Cinelease, Inc.	Electronic Equipment & Instruments	Senior Debt(7)	7.8%	3/12-4/13		58.9	58.4	47.3
		Common Stock(1)			583		0.6	0.1
							59.0	47.4
Compusearch Holdings Company, Inc.	Software	Subordinated Debt(7)	12.0%	7/12		12.6	12.4	12.5
		Convertible Preferred Stock(1)			23,342		0.9	2.2
							13.3	14.7
Contec. LLC	Household Durables	Subordinated Debt(7)	14.0%	9/15-9/16		135.0	133.7	114.6
CyrusOne Networks, LLC	IT Services	Senior Debt(7)	7.6%	1/14		19.9	19.8	16.5
Delsey Holding(3)	Textiles, Apparel & Luxury Goods	Senior Debt	7.3%	2/12		20.7	20.7	22.0
DelStar, Inc.	Building Products	Subordinated Debt(7)	14.0%	12/12		18.9	18.8	18.9
		Redeemable Preferred Stock			26,613		15.4	32.8
		Convertible Preferred Stock(1)			29,569		3.0	—
		Common Stock Warrants(1)			89,020		16.9	—
							54.1	51.7
Direct Marketing International LLC	Media	Subordinated Debt(7)	15.2%	7/12		29.8	29.5	26.2
Dyno Holding Corp.	Auto Components	Senior Debt(7)	9.5%	11/13		41.4	41.0	41.4
		Subordinated Debt(7)	15.8%	11/14		13.9	13.9	13.9
		Subordinated Debt(6)(7)	16.3%	11/14		13.2	12.3	2.0
		Convertible Preferred Stock(1)			389,759		40.5	—
		Common Stock(1)			97,440		10.1	—
							117.8	57.3
Easton Bell Sports LLC	Leisure Equipment & Products	Common Units(1)			1,985,748		0.7	4.2
Edline, LLC	Software	Subordinated Debt(7)	14.0%	7/13		18.3	14.8	19.0
		Membership Warrants(1)			6,447,500		6.0	16.0
							20.8	35.0
FAMS Acquisition, Inc.	Diversified Financial Services	Subordinated Debt(7)	14.8%	11/13-11/14		26.5	26.2	26.5
		Convertible Preferred Stock(1)			861,364		21.0	1.1
							47.2	27.6
FCC Holdings, LLC	Commercial Banks	Subordinated Debt	15.2%	12/12		75.0	74.5	63.8
Ford Motor Company(2)	Automobiles	Senior Debt	3.1%	12/11		113.0	107.4	80.0
FPI Holding Corporation	Food Products	Senior Debt	7.5%	11/09-5/11		16.6	16.5	16.6
		Senior Debt(6)	13.8%	5/13-6/15		25.4	24.8	2.9
		Subordinated Debt(6)	21.5%	5/15-5/16		20.7	17.3	—
		Redeemable Preferred Stock(1)			4,469		39.1	—
		Convertible Preferred Stock(1)			21,715		23.3	—
		Common Stock(1)			5,429		5.8	—
							126.8	19.5
FU/WD Opa Locka, LLC	Real Estate	Senior Debt	8.1%	9/17-9/24		32.1	30.7	23.8
Genband Inc.	Communications Equipment	Common Stock(1)			2,975,631		14.7	2.5
Golden Key US LLC	Diversified Financial Services	Commercial Paper(1)	5.3%	10/17		7.3	7.3	3.6

AMERICAN CAPITAL, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2009

(unaudited)

(in millions, except share data)

Company (4)	Industry	Investments	Interest Rate (5)	Maturity Date	# of shares/ units owned	Principal	Cost	Fair Value
HMSC Corporation	Insurance	Senior Debt(6)(7)	5.8%	10/14		3.4	3.5	1.0
HomeAway, Inc.	Diversified Consumer Services	Redeemable Preferred Stock			384,297		0.8	0.6
		Convertible Preferred Stock			1,661,820		10.0	20.2
							10.8	20.8
Hopkins Manufacturing Corporation	Auto Components	Subordinated Debt(7)	15.3%	7/12		38.0	37.8	34.6
		Redeemable Preferred Stock			2,915		6.4	5.7
							44.2	40.3
Infiltrator Systems, Inc.	Building Products	Senior Debt(7)	16.5%	10/13		38.2	37.8	34.2
Innova Holdings, Inc.	Energy Equipment & Services	Senior Debt(7)	7.8%	4/13		11.5	11.4	11.5
		Subordinated Debt(7)	15.0%	3/14		17.9	17.7	17.9
		Convertible Preferred Stock			14,283		22.4	23.8
							51.5	53.2
Inovis International, Inc.	Software	Senior Debt(7)	16.0%	6/10		88.3	88.0	88.0
Intergraph Corporation	Software	Senior Debt(7)	6.3%	12/14		3.0	3.0	2.4
iTradeNetwork, Inc.	IT Services	Senior Debt(7)	11.5%	12/13		25.0	24.8	24.3
JHCI Acquisition, Inc.	Commercial Services & Supplies	Senior Debt(7)	5.8%	12/14		19.0	19.1	10.9
Jones Stephens Corp.	Building Products	Subordinated Debt(7)	13.0%	9/13		11.5	11.5	9.1
		Subordinated Debt(6)(7)	14.0%	9/14		11.8	10.9	8.0
							22.4	17.1
J-Pac, LLC	Health Care Equipment & Supplies	Senior Debt(7)	12.0%	1/12-1/14		15.0	14.9	13.1
		Subordinated Debt(6)	18.9%	1/14		10.5	8.7	3.2
		Preferred Unit Warrants(1)			263,158		—	—
		Common Unit Warrants(1)			500,000		0.2	—
							23.8	16.3
KIK Custom Products, Inc.(3)	Household Products	Senior Debt(6)	5.3%	12/14		20.5	20.5	8.2
LabelCorp Holdings, Inc	Paper & Forest Products	Senior Debt	7.3%	8/13-8/14		5.0	4.7	4.3
		Subordinated Debt	14.0%	8/15-8/16		61.1	60.5	54.2
							65.2	58.5
LCW Holdings, LLC	Real Estate	Senior Debt	6.8%	10/12		31.9	31.0	30.3
		Warrant(1)			12.3%		0.8	6.1
							31.8	36.4
LJVH Holdings Inc.(3)	Beverages	Senior Debt(7)	6.1%	1/15		28.5	28.5	19.8
LN Acquisition Corp.	Machinery	Senior Debt(7)	6.1%	1/15		21.5	21.6	13.6
Logex Corporation	Road & Rail	Subordinated Debt(6)	0.0%	9/9		1.0	0.9	—
LTM Enterprises, Inc.	Personal Products	Senior Debt(6)(7)	9.8%	11/11		19.0	19.0	7.0
MagnaCare Holdings, Inc.	Health Care Providers & Services	Subordinated Debt(7)	14.8%	1/13		14.2	14.1	14.1
Medical Billing Holdings, Inc.	Commercial Services & Supplies	Subordinated Debt(7)	15.0%	9/13		10.8	10.7	10.8
		Convertible Preferred Stock(1)			13,199,000		13.2	10.0
		Common Stock(1)			3,299,582		3.3	—
							27.2	20.8

AMERICAN CAPITAL, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2009

(unaudited)

(in millions, except share data)

Company (4)	Industry	Investments	Interest Rate (5)	Maturity Date	# of shares/ units owned	Principal	Cost	Fair Value
Mirion Technologies	Electrical Equipment	Senior Debt(7)	5.7%	5/10-11/11		115.2	114.7	116.6
		Subordinated Debt(7)	14.0%	9/09-5/12		51.8	51.6	51.8
		Convertible Preferred Stock			435,724		51.4	104.2
		Common Stock(1)			24,503		2.8	4.3
		Common Stock Warrants(1)			222,156		18.6	37.3
							239.1	314.2
Mitchell International, Inc.	IT Services	Senior Debt(7)	5.9%	3/15		5.0	5.0	3.1
National Processing Company Group, Inc.	Diversified Financial Services	Senior Debt(7)	7.7%	9/14		53.0	52.8	32.9
NBD Holdings Corp.	Diversified Financial Services	Subordinated Debt(7)	14.0%	8/13		46.3	45.7	46.2
		Convertible Preferred Stock			84,174		10.9	10.9
		Common Stock(1)			633,408		0.1	1.5
							56.7	58.6
Net1 Las Colinas Manager, LLC	Real Estate	Senior Debt	7.7%	10/15		4.8	4.9	4.2
Nivel Holdings, LLC	Distributors	Senior Debt(7)	10.6%	10/13		61.8	61.3	55.0
Orchard Brands Corporation	Internet & Catalog Retail	Senior Debt(7)	7.3%	4/13-4/14		170.0	169.9	97.0
		Senior Debt(6)(7)	10.2%	4/14		150.6	117.2	70.4
		Subordinated Debt(6)	9.8%	4/14		63.3	50.0	—
							337.1	167.4
Pan Am International Flight Academy, Inc.	Commercial Services & Supplies	Subordinated Debt(6)(7)	16.0%	7/13		30.4	25.2	8.4
		Convertible Preferred Stock(1)			8,234		8.2	—
							33.4	8.4
PaR Systems, Inc.	Machinery	Senior Debt		7/13		4.4	4.2	3.7
Parts Holding Coörperatief U.A(3)	Distributors	Membership Entitlements(1)			173,060		6.4	—
People Media, Inc.	Internet Software & Services	Senior Debt(7)	6.3%	5/13		13.4	13.3	13.4
		Subordinated Debt(7)	15.3%	5/14		21.3	21.2	21.3
		Convertible Preferred Stock(1)			5,246,686		7.5	23.4
							42.0	58.1
Phillips & Temro Industries, Inc.	Auto Components	Senior Debt(7)	12.8%	12/10-1/12		23.9	23.9	21.1
		Subordinated Debt(6)(7)	16.3%	12/12		17.8	16.9	11.4
							40.8	32.5
Qioptiq S.A.R.L.(3)	Electronic Equipment & Instruments	Subordinated Debt	10.1%	3/18		30.1	29.8	28.5
Ranpak Acquisition Company	Containers & Packaging	Senior Debt(7)	8.0%	12/13-12/14		140.5	139.3	99.2
RDR Holdings, Inc.	Household Durables	Subordinated Debt(7)	15.4%	10/14-10/15		222.2	220.4	222.2
		Convertible Preferred Stock(1)			154,142		162.7	73.3
		Common Stock(1)			1,541,415		1.5	—
							384.6	295.5
Roarke - Money Mailer, LLC	Media	Common Membership Units(1)			3.5%		0.9	—

AMERICAN CAPITAL, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2009

(unaudited)

(in millions, except share data)

Company (4)	Industry	Investments	Interest Rate (5)	Maturity Date	# of shares/ units owned	Principal	Cost	Fair Value
Scanner Holdings Corporation	Computers & Peripherals	Senior Debt(7)	5.5%	5/12-5/13		1.1	1.1	1.1
		Subordinated Debt(7)	14.0%	6/14		20.9	20.7	20.9
		Convertible Preferred Stock(1)			77,640,000		7.8	10.7
		Common Stock(1)			78,242		0.1	—
							29.7	32.7
Securus Technologies, Inc.	Diversified Telecommunication Services	Common Stock(1)			12		0.7	—
Seroyal Holdings, L.P.(3)	Health Care Equipment & Supplies	Redeemable Preferred Partnership Units			32,462		0.7	0.8
		Partnership Units(1)			95,280		0.8	1.5
		Limited Partnership Warrants(1)			36,132		0.1	0.1
							1.6	2.4
Small Smiles Holding Company, LLC	Health Care Providers & Services	Senior Debt	5.3%	9/12		12.1	7.6	5.5
		Subordinated Debt(6)(7)	14.5%	9/13-9/14		76.2	70.6	—
							78.2	5.5
Soil Safe Holdings, LLC	Commercial Services & Supplies	Senior Debt	9.2%	8/13-8/14		48.9	48.4	42.6
		Subordinated Debt(7)	14.7%	8/15-8/17		60.5	60.0	47.4
							108.4	90.0
SPL Acquisition Corp.	Pharmaceuticals	Senior Debt	6.8%	10/12-10/13		73.9	73.1	73.9
		Subordinated Debt(7)	15.3%	8/14-8/15		50.7	50.2	50.7
		Convertible Preferred Stock			84,043		49.8	49.8
		Common Stock(1)			84,043		—	32.7
							173.1	207.1
Supreme Corq Holdings, LLC	Household Products	Common Membership Warrants(1)			5,670		0.4	—
Swank Audio Visuals, L.L.C.	Commercial Services & Supplies	Senior Debt(7)	7.1%	8/14		36.4	36.4	20.8
		Senior Debt(6)(7)	7.8%	8/14		11.9	11.5	5.6
							47.9	26.4
Tanenbaum-Harber Co. Holdings, Inc.	Insurance	Redeemable Preferred Stock(1)			376		0.5	0.5
		Common Stock(1)			3,861		—	—
							0.5	0.5
TestAmerica Environmental Services, LLC	Commercial Services & Supplies	Senior Debt(7)	5.4%	12/11-12/12		30.4	24.6	22.8
		Senior Debt(6)(7)	9.0%	12/13		20.7	20.4	—
		Subordinated Debt(6)	14.0%	12/14		42.2	39.5	—
		Preferred Units(1)			11,659,298		6.9	—
		Preferred Unit Warrants(1)			1,998,961		4.8	—
							96.2	22.8
The Tensar Corporation	Construction & Engineering	Senior Debt(7)	8.3%	5/13		82.0	81.2	54.2
		Subordinated Debt	17.5%	10/13		47.2	47.0	31.3
							128.2	85.5
ThreeSixty Sourcing, Inc.(3)	Commercial Services & Supplies	Common Stock Warrants(1)			35		4.1	—

AMERICAN CAPITAL, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2009

(unaudited)

(in millions, except share data)

Company (4)	Industry	Investments	Interest Rate (5)	Maturity Date	# of shares/ units owned	Principal	Cost	Fair Value
TransFirst Holdings, Inc.	Commercial Services & Supplies	Senior Debt(7)	7.1%	6/15		50.0	49.6	30.3
triVIN, Inc.	Commercial Services & Supplies	Subordinated Debt(7)	15.0%	6/14-6/15		20.1	20.0	20.1
		Convertible Preferred Stock(1)			247,000,000		25.8	15.1
		Common Stock(1)			6,319,923		6.3	—
							52.1	35.2
Tyden Caymen Holdings Corp.	Electronic Equipment & Instruments	Senior Debt(7)	13.0%	5/10-11/11		13.4	13.3	13.4
		Subordinated Debt(7)	16.0%	5/12		14.5	14.4	14.3
		Common Stock(1)			1,165,930		1.2	1.3
							28.9	29.0
Venus Swimwear, Inc.	Internet & Catalog Retail	Senior Debt(6)	9.3%	1/12-12/12		12.3	12.1	9.1
WRH, Inc.	Life Sciences Tools & Services	Senior Debt(7)	6.8%	9/13-9/14		4.0	4.0	4.0
		Subordinated Debt(7)	14.6%	7/14-9/14		82.7	82.1	82.0
		Convertible Preferred Stock(1)			2,008,575		220.2	106.6
		Common Stock(1)			502,144		49.8	—
							356.1	192.6
WWC Acquisitions, Inc.	Commercial Services & Supplies	Senior Debt(7)	7.1%	12/11-12/13		34.0	33.6	23.9
ZSF/WD Fitzgerald, LLC	Real Estate	Senior Debt	8.2%	9/24		1.3	1.2	0.5
ZSF/WD Hammond, LLC	Real Estate	Senior Debt	8.1%	9/17-9/24		40.3	38.5	29.0
ZSF/WD Jacksonville, LLC	Real Estate	Senior Debt	8.1%	9/17-9/24		20.4	19.4	13.7
ZSF/WD Montgomery-31, LLC	Real Estate	Senior Debt	8.1%	9/17-9/24		33.4	32.0	24.3
ZSF/WD Opa Locka, LLC	Real Estate	Senior Debt	8.2%	9/24		0.4	0.4	0.1
ZSF/WD Orlando, LLC	Real Estate	Senior Debt	8.1%	9/17-9/24		20.6	19.7	14.3
CMBS AND REAL ESTATE CDO INVESTMENTS
ACAS CRE CDO 2007-1, Ltd.	Real Estate	Class C through Class N Notes	2.7%	11/31		345.5	196.5	19.0
		Preferred Shares(1)			417,086,293		17.7	—
							214.2	19.0
Banc of America	Real Estate	Commercial Mortgage Pass-Through Certificates	5.7%	2/17-2/18		12.4	4.7	1.5
CD 2007-CD4 Commercial Mortgage Trust	Real Estate	Commercial Mortgage Pass-Through Certificates	5.7%	4/17		14.0	9.0	1.4
CD 2007-CD5 Mortgage Trust	Real Estate	Commercial Mortgage Pass-Through Certificates	6.2%	12/17		14.8	10.4	2.0
Citigroup Commercial Mortgage Securites Trust 2007-C6	Real Estate	Commercial Mortgage Pass-Through Certificates	5.5%	7/17		183.9	83.7	18.3
COBALT CMBS Commercial Mortgage Trust 2007-C3	Real Estate	Commercial Mortgage Pass-Through Certificates	5.2%	10/17		11.1	8.7	0.8

AMERICAN CAPITAL, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2009

(unaudited)

(in millions, except share data)

Company (4)	Industry	Investments	Interest Rate (5)	Maturity Date	# of shares/ units owned	Principal	Cost	Fair Value
Countrywide Commercial Mortgage Trust 2007-MF1	Real Estate	Commercial Mortgage Pass-Through Certificates	6.1%	11/37-11/40		24.0	9.1	1.6
Credit Suisse Commercial Mortgage Trust 2007-C3	Real Estate	Commercial Mortgage Pass-Through Certificates	5.6%	7/17		13.2	10.7	0.9
Credit Suisse Commercial Mortgage Trust Series 2007-C4	Real Estate	Commercial Mortgage Pass-Through Certificates	5.8%	8/17		20.8	12.4	5.0
GE Commercial Mortgage Corporation, Series 2007-C1	Real Estate	Commercial Mortgage Pass-Through Certificates	5.5%	12/19		36.9	31.6	3.3
GS Morgtage Securities Trust 2006-GG10	Real Estate	Commercial Mortgage Pass-Through Certificates	5.7%	7/17		63.7	52.8	4.6
J.P. Morgan Chase Commercial Mortgage Securities Trust 2007-LDP11	Real Estate	Commercial Mortgage Pass-Through Certificates	5.6%	7/17		161.7	70.2	12.0
LB-UBS Commercial Mortgage Trust 2007-C6	Real Estate	Commercial Mortgage Pass-Through Certificates	6.2%	8/17		36.6	22.5	5.0
LB-UBS Commercial Mortgage Trust 2008-C1	Real Estate	Commercial Mortgage Pass-Through Certificates	6.2%	7/23-7/24		19.4	7.4	2.3
ML-CFC Commercial Mortgage Trust 2007-6	Real Estate	Commercial Mortgage Pass-Through Certificates	5.8%	4/17		9.8	3.4	1.0
ML-CFC Commercial Mortgage Trust 2007-8	Real Estate	Commercial Mortgage Pass-Through Certificates	6.0%	8/17		32.8	19.9	4.5
Wachovia Bank Commercial Mortgage Trust 2007-C31	Real Estate	Commercial Mortgage Pass-Through Certificates	5.8%	5/17		20.0	11.7	3.0
Wachovia Bank Commercial Mortgage Trust, Series 2007-C32	Real Estate	Commercial Mortgage Pass-Through Certificates	5.7%	10/17		161.6	75.9	12.7
Wachovia Bank Commercial Mortgage Trust, Series 2007-C34	Real Estate	Commercial Mortgage Pass-Through Certificates	5.3%	10/17-9/24		96.2	43.8	8.1
Wachovia Bank Commercial Trust 2006-C28	Real Estate	Commercial Mortgage Pass-Through Certificates	6.0%	11/16		5.0	3.1	0.6
CLO INVESTMENTS
ACAS CLO 2007-1, Ltd.	Diversified Financial Services	Secured Notes				8.5	8.3	1.9
		Subordinated Notes				25.9	22.2	9.4
							30.5	11.3
Ares IIIR/IVR CLO Ltd.	Diversified Financial Services	Subordinated Notes				20.0	17.2	3.9

AMERICAN CAPITAL, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2009

(unaudited)

(in millions, except share data)

Company (4)	Industry	Investments	Interest Rate (5)	Maturity Date	# of shares/ units owned	Principal	Cost	Fair Value
Ares VIII CLO, Ltd.	Diversified Financial Services	Preference Shares			6,241		4.5	0.8
Avalon Capital Ltd. 3	Diversified Financial Services	Preferred Securities			13,796		4.9	1.5
Babson CLO Ltd. 2006-II	Diversified Financial Services	Income Notes				15.0	14.1	3.9
BALLYROCK CLO 2006-2 LTD.	Diversified Financial Services	Deferrable Notes				2.0	1.6	0.3
Cent CDO 12 Limited	Diversified Financial Services	Income Notes				26.4	20.7	9.4
Centurion CDO 8 Limited	Diversified Financial Services	Subordinated Notes				5.0	3.1	1.3
Champlain CLO	Diversified Financial Services	Preferred Securities			1,000,000		0.5	0.2
CoLTs 2005-1 Ltd.(3)	Diversified Financial Services	Preference Shares(1)			360		6.7	4.2
CoLTs 2005-2 Ltd.(3)	Diversified Financial Services	Preference Shares			34,170,000		26.7	6.0
CREST Exeter Street Solar 2004-2	Diversified Financial Services	Preferred Securities			3,089,177		2.8	0.4
Eaton Vance CDO X PLC(3)	Diversified Financial Services	Secured Subordinated Income Notes				15.0	13.2	3.3
Essex Park CDO Ltd.	Diversified Financial Services	Preferred Securities			5,750,000		1.9	1.3
Flagship CLO V	Diversified Financial Services	Deferrable Notes				1.7	1.3	0.6
		Subordinated Securities			15,000		12.2	3.7
							13.5	4.3
Galaxy III CLO, Ltd	Diversified Financial Services	Subordinated Notes				4.0	2.4	0.2
LightPoint CLO IV, LTD	Diversified Financial Services	Income Notes				6.7	6.5	1.0
LightPoint CLO VIII, Ltd.	Diversified Financial Services	Deferrable Notes				7.0	6.4	2.5
LightPoint CLO VII, Ltd.	Diversified Financial Services	Subordinated Notes				9.0	7.2	2.1
Mayport CLO Ltd.	Diversified Financial Services	Income Notes				14.0	12.4	1.9
NYLIM Flatiron CLO 2006-1 LTD.(3)	Diversified Financial Services	Subordinated Securities			10,000		8.2	2.7
Octagon Investment Partners VII, Ltd.	Diversified Financial Services	Preferred Securities			5,000,000		1.9	0.6
Sapphire Valley CDO I, Ltd.	Diversified Financial Services	Subordinated Notes				14.0	13.1	1.0
Vitesse CLO, Ltd.	Diversified Financial Services	Preferred Securities			20,000,000		15.4	0.6
Subtotal Non-Control / Non-Affiliate Investments (62% of total investment assets and liabilities at fair value)							$5,810.8	$3,836.6

AMERICAN CAPITAL, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2009

(unaudited)

(in millions, except share data)

Company (4)	Industry	Investments	Interest Rate (5)	Maturity Date	# of shares/ units owned	Principal	Cost	Fair Value

AFFILIATE INVESTMENTS
Aptara, Inc.	IT Services	Senior Debt	11.5%	2/11		3.0	3.0	3.0
		Subordinated Debt(7)	16.9%	2/11		56.6	56.6	58.6
		Redeemable Preferred Stock(1)			15,107		14.1	4.6
		Convertible Preferred Stock(1)			2,549,410		8.7	—
		Preferred Stock Warrants(1)			230,681		1.0	—
							83.4	66.2
Comfort Co., Inc.	Household Durables	Senior Debt	13.5%	3/12		2.2	2.2	2.2
		Senior Debt(6)	11.5%	3/15		11.6	11.2	5.5
		Common Stock(1)			110,365		11.8	—
							25.2	7.7
Creditcards.com, Inc.	Diversified Consumer Services	Senior Debt(7)	10.8%	7/13		105.2	105.2	91.7
		Senior Debt(6)(7)	11.8%	6/13-7/13		35.0	34.3	22.8
		Subordinated Debt(6)	15.0%	6/14		10.4	10.2	—
		Redeemable Preferred Stock(1)			1,022		1.0	—
		Common Stock(1)			1,094,645		1.6	—
							152.3	114.5
Egenera, Inc.	Computers & Peripherals	Subordinated Debt	15.0%	12/10		3.6	3.3	2.2
		Redeemable Preferred Stock(1)			523,040		0.4	—
		Common Stock(1)			8,046,865		25.0	—
							28.7	2.2
HALT Medical, Inc.	Health Care Equipment & Supplies	Convertible Preferred Stock(1)			5,592,367		8.9	9.6
IS Holdings I, Inc.	Software	Senior Debt(7)	6.3%	6/14		20.0	19.8	15.1
		Redeemable Preferred Stock			1,297		1.6	1.6
		Common Stock(1)			1,165,930		0.1	4.4
							21.5	21.1
Narus, Inc.	Internet Software & Services	Convertible Preferred Stock(1)			27,709,548		8.7	4.4
		Preferred Stock Warrants(1)			7,504,057		0.2	2.2
							8.9	6.6
Primrose Holding Corporation	Diversified Consumer Services	Common Stock(1)			4,213		2.7	6.4
Qualitor Component Holdings, LLC	Auto Components	Subordinated Debt(7)	17.0%	12/12		37.3	37.1	37.6
		Redeemable Preferred Units(1)			3,150,000		3.1	1.2
		Common Units(1)			350,000		0.4	—
							40.6	38.8
Radar Detection Holdings Corp.	Household Durables	Senior Debt(7)	9.5%	11/12		13.0	13.0	10.6
		Common Stock(1)			40,688		0.6	0.1
							13.6	10.7
Roadrunner Dawes, Inc.	Road & Rail	Subordinated Debt(6)(7)	18.5%	8/12		19.9	18.0	15.4
		Common Stock(1)			7,000		7.0	—
							25.0	15.4
WFS Holding, Inc.	Software	Convertible Preferred Stock(1)			20,403,772		2.0	2.5
Subtotal Affiliate Investments (5% of total investments assets and liabilities at fair value)							$412.8	$301.7

AMERICAN CAPITAL, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2009

(unaudited)

(in millions, except share data)

Company (4)	Industry	Investments	Interest Rate (5)	Maturity Date	# of shares/ units owned	Principal	Cost	Fair Value

CONTROL INVESTMENTS
ACAS Equity Holdings Corp.	Diversified Financial Services	Common Stock(1)			589		14.7	0.8
ACAS Real Estate Holdings Corporation	Real Estate	Subordinated Debt(6)	15.0%	5/16		2.7	2.6	—
		Common Stock(1)			1,000		5.6	—
							8.2	—
American Capital Agency Corp(2)	Real Estate Investment Trusts	Common Stock			5,000,100		100.0	114.9
American Capital, LLC	Capital Markets	Senior Debt	6.1%	9/12		10.1	9.9	10.0
		Common Membership interest			100%		84.9	33.5
							94.8	43.5
American Driveline Systems, Inc.	Diversified Consumer Services	Subordinated Debt(7)	14.0%	12/14-12/15		42.0	41.5	42.0
		Redeemable Preferred Stock			403,357		30.2	45.9
		Common Stock(1)			128,681		10.8	1.4
		Common Stock Warrants(1)			204,663		17.3	2.2
							99.8	91.5
Capital.com, Inc.	Diversified Financial Services	Common Stock(1)			8,500,100		0.9	—
CIBT Travel Solutions, Inc	Commercial Services & Supplies	Senior Debt(7)	9.5%	1/13		50.2	49.7	50.2
		Subordinated Debt(7)	15.0%	1/15-1/16		53.9	53.4	53.9
		Redeemable Preferred Stock(1)			15,000		16.1	16.2
		Convertible Preferred Stock(1)			776,800		77.7	2.5
		Common Stock(1)			194,200		19.4	—
							216.3	122.8
CMX Inc.	Construction & Engineering	Senior Debt(7)	3.6%	5/11		17.5	17.4	17.5
		Senior Debt(6)(7)	5.8%	5/12		124.7	123.6	26.0
		Common Stock(1)			1,410,100		0.1	—
							141.1	43.5
Contour Semiconductor, Inc.	Semiconductors & Semiconductor Equipment	Convertible Preferred Stock(1)			9,738,995		10.0	11.0
Core Financial Holdings, LLC	Diversified Financial Services	Subordinated Debt	13.7%	4/14-5/15		36.9	36.5	36.5
		Common Stock(1)			57,940,360		54.4	23.7
							90.9	60.2
ECA Acquisition holdings, Inc	Health Care Equipment & Supplies	Subordinated Debt(7)	16.5%	12/14		13.2	13.1	13.2
		Common Stock(1)			583		11.1	8.2
							24.2	21.4
eLynx Holdings, Inc.	IT Services	Senior Debt(7)	9.7%	7/13		9.6	9.6	9.6
		Subordinated Debt	9.6%	7/13		7.7	7.7	7.7
		Subordinated Debt(6)	10.4%	7/13		7.7	6.1	2.2
		Redeemable Preferred Stock(1)			21,114		9.0	—
		Convertible Preferred Stock(1)			7,929		6.0	—
		Common Stock(1)			11,261		1.1	—
		Preferred Stock Warrants(1)			120,652		—	—
		Common Stock Warrants(1)			1,078,792		13.1	—
							52.6	19.5

AMERICAN CAPITAL, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2009

(unaudited)

(in millions, except share data)

Company (4)	Industry	Investments	Interest Rate (5)	Maturity Date	# of shares/ units owned	Principal	Cost	Fair Value
Endeavor Fund I, LP	Thrifts & Mortgage Finance	Partnership Interest			100%		18.2	18.0
ETG Holdings, Inc.	Containers & Packaging	Senior Debt(6)	8.8%	5/11		14.6	11.3	—
		Subordinated Debt(6)	12.1%	5/12-5/13		10.9	7.3	—
		Convertible Preferred Stock(1)			233,201		11.4	—
		Preferred Stock Warrants(1)			40,000		—	—
							30.0	—
European Capital Limited(3)	Diversified Financial Services	Subordinated Debt	7.6%	11/09-2/11			(1.4)	—
		Ordinary Shares(1)			431,895,528		1,267.3	96.7
							1,265.9	96.7
European Touch, LTD. II	Commercial Services & Supplies	Senior Debt	8.3%	8/11-1/12		0.4	0.4	0.4
		Subordinated Debt(6)	16.0%	1/11		17.4	13.4	2.7
		Redeemable Preferred Stock(1)			263		0.3	—
		Common Stock(1)			1,688		0.9	—
		Common Stock Warrants(1)			7,105		3.7	—
							18.7	3.1
EXPL Pipeline Holdings LLC	Oil, Gas & Consumable Fuels	Senior Debt	8.0%	1/17		44.2	43.8	44.2
		Common Membership Units(1)			58,297		44.6	12.0
							88.4	56.2
Formed Fiber Technologies, Inc.	Auto Components	Common Stock(1)			31,250		8.1	—
Fosbel Global Services (LUXCO) S.C.A.(3)	Commercial Services & Supplies	Subordinated Debt(7)	14.0%	12/13		19.8	19.8	19.8
		Subordinated Debt(6)(7)	17.0%	12/14		19.8	15.1	5.8
		Redeemable Preferred Stock(1)			18,449,456		18.5	—
		Convertible Preferred Stock(1)			1,519,368		3.0	—
		Common Stock(1)			108,526		0.2	—
							56.6	25.6
Fountainhead Estate Holding Corp.(3)	Internet Software & Services	Senior Debt	4.1%	10/13		22.8	22.8	22.8
		Redeemable Preferred Stock			115,538		14.1	14.1
		Convertible Preferred Stock(1)			59,250		59.2	14.3
							96.1	51.2
FreeConferenceroom.com, Inc.	Diversified Telecommunication Services	Senior Debt(7)	6.8%	4/11-5/11		13.2	13.1	13.2
		Subordinated Debt	15.0%	5/12		10.2	10.2	10.2
		Redeemable Preferred Stock(1)			14,042,095		13.9	9.2
		Common Stock(1)			6,088,229		2.3	—
		Common Stock Warrants(1)			8,181,695		—	—
							39.5	32.6
Future Food, Inc.	Food Products	Senior Debt	5.3%	8/10-9/24		17.2	17.0	17.2
		Subordinated Debt(6)	12.0%	8/11-7/12		8.0	7.6	0.5
		Common Stock(1)			64,917		12.9	—
		Common Stock Warrants(1)			6,500		1.3	—
							38.8	17.7
FutureLogic, Inc.	Computers & Peripherals	Senior Debt(7)	8.4%	2/10-10/23		40.2	40.1	40.3
		Subordinated Debt(7)	19.4%	2/13/10/14		29.3	29.3	29.3
		Subordinated Debt(6)(7)	22.5%	10/24		12.0	8.7	3.1
		Redeemable Preferred Stock(1)			583,000		0.6	—
		Common Stock(1)			129,514		15.6	—
							94.3	72.7

AMERICAN CAPITAL, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2009

(unaudited)

(in millions, except share data)

Company (4)	Industry	Investments	Interest Rate (5)	Maturity Date	# of shares/ units owned	Principal	Cost	Fair Value
FV Holdings Corporation	Food Products	Subordinated Debt(7)	14.5%	6/15		23.4	23.4	23.4
		Convertible Preferred Stock(1)			292,000		14.3	19.0
		Common Stock(1)			125,000		6.1	8.1
							43.8	50.5
Group Montana, Inc.	Textiles, Apparel & Luxury Goods	Senior Debt(7)	10.5%	10/10-10/11		10.6	10.6	10.6
		Senior Debt(6)(7)	12.6%	10/11		9.5	8.8	2.8
		Subordinated Debt(6)	25.0%	10/12		21.5	13.5	—
		Convertible Preferred Stock(1)			4,000		1.0	—
		Common Membership Interest(1)			2.5%		0.7	—
							34.6	13.4
Halex Holdings Corp.	Construction Materials	Senior Debt(6)	7.1%	9/11-10/13		10.6	9.8	7.9
		Redeemable Preferred Stock(1)			23,504,546		30.6	—
		Common Stock(1)			30,263,219		—	—
		Common Stock Warrants(1)			18,750,000		—	—
							40.4	7.9
Hartstrings Holdings Corp.	Textiles, Apparel & Luxury Goods	Senior Debt(6)	5.3%	12/10		14.0	13.9	7.1
		Convertible Preferred Stock(1)			10,196		2.9	—
		Common Stock(1)			14,250		4.8	—
							21.6	7.1
Imperial Supplies Holdings, Inc	Trading Companies and Distributors	Subordinated Debt	16.0%	10/14		22.5	22.3	22.5
		Redeemable Preferred Stock			19,604		15.6	22.5
		Convertible Preferred Stock(1)			19,604		20.3	3.9
		Common Stock(1)			442,187		11.3	—
							69.5	48.9
Kingway Inca Clymer Holdings, Inc.	Building Products	Subordinated Debt(6)	12.3%	4/12		2.0	—	—
		Redeemable Preferred Stock(1)			13,709		9.2	0.7
							9.2	0.7
Lifoam Holdings, Inc.	Leisure Equipment & Products	Senior Debt	10.5%	7/13-12/14		19.3	19.3	19.3
		Subordinated Debt	7.9%	12/14		33.4	31.7	31.7
		Subordinated Debt(6)	8.4%	12/14		4.8	4.4	2.9
		Redeemable Preferred Stock(1)			6,160		4.2	—
		Convertible Preferred Stock(1)			15,797		12.3	—
		Common Stock(1)			14,000		1.4	—
		Preferred Stock Warrants(1)			15,640		—	—
		Common Stock Warrants(1)			464,242		2.9	—
							76.2	53.9
LLSC Holdings Corporation	Personal Products	Senior Debt(7)	6.3%	8/12		4.8	4.8	4.8
		Subordinated Debt(7)	12.0%	9/13		5.5	5.5	5.5
		Convertible Preferred Stock(1)			7,496		8.1	4.7
		Common Stock(1)			833		—	—
		Common Stock Warrants(1)			675		—	—
							18.4	15.0

AMERICAN CAPITAL, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2009

(unaudited)

(in millions, except share data)

Company (4)	Industry	Investments	Interest Rate (5)	Maturity Date	# of shares/ units owned	Principal	Cost	Fair Value
LVI Holdings, LLC	Commercial Services & Supplies	Senior Debt(7)	7.3%	2/10		2.7	2.7	2.7
		Subordinated Debt(6)(7)	18.0%	2/13		11.7	8.9	10.5
							11.6	13.2
Montgomery Lane, LLC	Diversified Financial Services	Common Membership Units(1)			100		9.4	4.0
Montgomery Lane, LTD(3)	Diversified Financial Services	Common Membership Units(1)			50,000		7.1	0.7
MW Acquisition Corporation	Health Care Providers & Services	Subordinated Debt(7)	16.2%	2/13-2/14		25.3	25.0	25.3
		Redeemable Preferred Stock(1)			2,485		0.9	0.9
		Convertible Preferred Stock(1)			38,016		13.5	9.9
		Common Stock(1)			51,521		—	—
							39.4	36.1
NECCO Holdings, Inc.	Food Products	Senior Debt	11.8%	12/12		4.3	4.3	4.3
		Common Stock(1)			760,869		0.1	2.6
							4.4	6.9
NECCO Realty Investments, LLC	Real Estate	Senior Debt(7)	14.0%	12/17		38.8	38.1	38.9
		Common Membership Units(1)			7,000		4.9	9.8
							43.0	48.7
Paradigm Precision Holdings, LLC	Aerospace & Defense	Subordinated Debt	17.0%	8/14		52.4	52.4	52.4
		Subordinated Debt(6)	20.0%	8/14-10/14		62.2	53.8	17.0
		Common Membership Units(1)			478,488		17.5	—
							123.7	69.4
PHC Sharp Holdings, Inc.	Commercial Services & Supplies	Senior Debt(7)	6.1%	12/11-12/12		16.3	16.1	13.9
		Subordinated Debt(6)	17.0%	12/14		9.1	7.4	—
		Common Stock(1)			367,881		4.2	—
							27.7	13.9
PHI Acquisitions, Inc.	Internet & Catalog Retail	Senior Debt(7)	12.0%	6/12		10.0	9.9	10.0
		Subordinated Debt(7)	17.7%	6/13		23.7	23.5	23.8
		Redeemable Preferred Stock(1)			36,267		24.7	32.7
		Common Stock(1)			40,295		3.9	—
		Common Stock Warrants(1)			116,065		11.6	—
							73.6	66.5
Resort Funding Holdings, Inc.	Diversified Financial Services	Senior Debt	8.3%	4/10		10.6	10.6	10.6
		Common Stock			583		20.5	0.4
							31.1	11.0
Sixnet, LLC	Electronic Equipment & Instruments	Senior Debt(7)	8.2%	6/12-6/13		37.5	37.2	33.4
		Membership Units(1)			356		4.5	5.2
							41.7	38.6
SMG Holdings, Inc.	Hotels, Restaurants & Leisure	Senior Debt(7)	0.0%	7/14		5.9	5.9	5.9
		Subordinated Debt(7)	12.5%	6/15		121.9	121.0	122.0
		Convertible Preferred Stock			1,101,673		121.2	102.7
		Common Stock(1)			275,419		27.5	—
							275.6	230.6

AMERICAN CAPITAL, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2009

(unaudited)

(in millions, except share data)

Company (4)	Industry	Investments	Interest Rate (5)	Maturity Date	# of shares/ units owned	Principal	Cost	Fair Value
Specialty Brands of America, Inc.	Food Products	Subordinated Debt(7)	14.0%	5/14		34.5	34.2	34.5
		Redeemable Preferred Stock			122,017		8.7	14.4
		Common Stock(1)			128,175		2.3	8.3
		Common Stock Warrants(1)			56,819		1.4	3.7
							46.6	60.9
Spring Air International, LLC	Household Durables	Common Membership Interest(1)			49%		3.7	3.7
UFG Member, LLC	Food Products	Subordinated Debt(6)	16.5%	5/15-5/16		33.5	30.3	29.8
		Common Stock(1)			937		64.7	—
							95.0	29.8
UFG Real Estate Holdings, LLC	Real Estate	Common Membership(1)					—	0.9
Unique Fabricating Incorporated	Auto Components	Senior Debt(7)	5.1%	10/10-2/11		1.0	1.0	1.0
		Senior Debt(6)(7)	10.8%	2/12		4.7	4.2	—
		Subordinated Debt(6)(7)	15.0%	2/13		8.1	6.3	—
		Redeemable Preferred Stock(1)			292,958		1.6	—
		Common Stock Warrants(1)			6,862		0.2	—
							13.3	1.0
Unwired Holdings, Inc.	Household Durables	Senior Debt	5.5%	6/10		1.1	1.1	1.1
		Senior Debt(6)	9.0%	6/11		10.9	7.5	4.2
		Redeemable Preferred Stock(1)			14,630		14.6	—
		Common Stock(1)			126,001		1.3	—
		Preferred Stock Warrants(1)			485,133		—	—
		Common Stock Warrants(1)			5,479,077		—	—
							24.5	5.3
VP Acquisition Holdings, Inc	Health Care Equipment & Supplies	Subordinated Debt(7)	14.5%	10/13-10/14		19.8	19.6	19.8
		Common Stock(1)			19,780		24.7	39.5
							44.3	59.3
Warner Power, LLC	Electrical Equipment	Subordinated Debt(7)	12.6%	11/10		5.0	5.0	5.0
		Redeemable Preferred Membership Units(1)			3,796,269		3.0	3.0
		Common Membership Units(1)			27,629		1.9	—
							9.9	8.0
WIS Holding Company, Inc.	Commercial Services & Supplies	Subordinated Debt(7)	14.8%	1/14-1/15		106.3	105.6	106.4
		Convertible Preferred Stock			703,406		85.7	106.7
		Common Stock(1)			175,852		17.6	22.8
							208.9	235.9
WSACS RR Holdings LLC	Real Estate	Common Membership Units(1)			3,384,615		3.4	—

CDO/ CLO INVESTMENTS
ACAS Wachovia Investments, L.P.	Diversified Financial Services	Partnership Interest			90%		11.6	1.7
Subtotal Control Investments (33% of total investment assets and liabilities at fair value)							$4,071.3	$2,046.4

AMERICAN CAPITAL, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2009

(unaudited)

(in millions, except share data)

Counterparty (4)	Instrument	Interest Rate (5)	Expiration Date (5)	# of contracts	Notional	Cost	Fair Value

DERIVATIVE AGREEMENTS
Citibank, N.A.	Interest Rate Swaption - Pay Floating/ Receive Fixed	4.6%	4/12	1	40.0	—	2.5
BMO Financial Group	Interest Rate Swaption - Pay Floating/ Receive Fixed	5.5%	11/12	1	22.9	—	1.1
Wachovia Bank, N.A.	Balance Differential Swap - Pay Floating/ Receive Fixed	5.1%	8/19	1	(3.1)	—	3.9
Citibank, N.A.	Balance Differential Swap - Pay Floating/ Receive Fixed	5.2%	11/19	1	(4.0)	—	0.6
Subtotal Derivative Agreements (less than 1% of total investment assets and liabilities at fair value)						—	8.1
Total Investment Assets						$10,294.9	$6,192.8
DERIVATIVE & OPTION AGREEMENTS
Citibank, N.A.	Interest Rate Swap - Pay Fixed/ Receive Floating	4.8%	4/12-11/19	4	671.9	—	(33.8)
BMO Financial Group	Interest Rate Swap - Pay Fixed/ Receive Floating	5.4%	2/13-8/17	5	479.9	—	(23.4)
Wachovia Bank, N.A.	Interest Rate Swap - Pay Fixed/ Receive Floating	4.9%	4/16-8/19	3	389.7	—	(23.8)
UniCredit Group	Interest Rate Swap - Pay Fixed/ Receive Floating	5.7%	7/17	1	66.0	—	(4.9)
Credit Suisse International	Interest Rate Swap - Pay Fixed/ Receive Floating	5.8%	6/17	1	26.1	—	(1.4)
Fortis Financial Services LLC	Interest Rate Swap - Pay Fixed/ Receive Floating	5.7%	7/17	1	22.3	—	(4.0)
Citibank, N.A.	Foreign Exchange Swap - Pay Euros/ Receive GBP		2/11	1		—	(1.0)
Total Investment Liabilities (1% of total investment assets and liabilities at fair value)						$—	$(92.3)

(1)	Non-income producing.
(2)	Publicly traded company or a consolidated subsidiary of a public company.
(3)	International investment.
(4)	Certain of the securities are issued by affiliate(s) of the listed portfolio company.
(5)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by the nature of indebtedness by a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(6)	Debt security is on non-accrual status and therefore considered non-income producing.
(7)	All or a portion of the securities are pledged as collateral under various secured financing arrangements.

AMERICAN CAPITAL, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2008

(in millions, except share data)

Company (4)	Industry	Investments	Interest Rate (5)	Maturity Date	# of shares/ units owned	Principal	Cost	Fair Value

NON-CONTROL / NON-AFFILIATE INVESTMENTS
Aerus, LLC	Household Durables	Common Membership Warrants(1)			250,000		$0.2	$—
Affordable Care Holding Corp.	Health Care Providers & Services	Subordinated Debt(7)	15.0%	11/13-11/14		$64.6	63.8	64.6
		Convertible Preferred Stock			70,752		83.9	83.9
		Common Stock(1)			17,687,156		17.7	13.1
							165.4	161.6
Algoma Holding Company	Building Products	Subordinated Debt(7)	12.3%	4/13		13.4	13.2	12.4
		Convertible Preferred Stock(1)			23,319		—	5.3
							13.2	17.7
American Acquisition, LLC	Diversified Financial Services	Senior Debt	12.5%	12/12		26.0	25.6	24.2
AmWins Group, Inc.	Insurance	Senior Debt(7)	6.5%	6/14		18.6	18.6	12.3
Anchor Drilling Fluids USA, Inc.	Energy Equipment & Services	Senior Debt(7)	11.3%	4/13		7.9	7.9	7.9
		Subordinated Debt(7)	14.5%	4/15		61.1	60.5	60.5
							68.4	68.4
Aspect Software	IT Services	Senior Debt	9.2%	7/12		20.0	19.9	16.1
Autodis S.A.(3)	Distributors	Senior Debt(6)	10.3%	6/15		4.6	3.8	1.6
		Subordinated Debt(6)	15.0%	12/15		3.1	2.6	—
							6.4	1.6
Avalon Laboratories Holding Corp.	Health Care Equipment & Supplies	Senior Debt(7)	11.0%	1/14		17.1	17.0	17.2
		Subordinated Debt(7)	18.0%	1/15		21.8	21.2	17.0
		Convertible Preferred Stock(1)			148,742		24.3	—
		Common Stock(1)			7,829		1.3	—
							63.8	34.2
Avanti Park Place LLC	Real Estate	Senior Debt	8.3%	6/10		5.9	6.0	6.0
Axygen Holdings Corporation	Health Care Equipment & Supplies	Subordinated Debt(7)	14.5%	9/14		61.5	60.8	61.5
		Redeemable Preferred Stock			205,204		45.5	64.2
		Convertible Preferred Stock			48,736		14.2	14.2
		Common Stock(1)			207,770		20.9	24.2
							141.4	164.1
BBB Industries, LLC	Auto Components	Senior Debt(7)	6.0%	6/14		21.2	21.2	15.6
Belloto Holdings Limited(3)	Household Durables	Subordinated Debt	12.1%	6/17		2.6	2.4	1.7
		Subordinated Debt(6)	12.3%	6/17		1.3	1.2	0.1
		PIK Note(1)	15.0%	12/17		10.0	8.9	—
		Ordinary Shares(1)			32,434		0.1	—
							12.6	1.8
Berry-Hill Galleries, Inc.	Distributors	Senior Debt	15.4%	3/10		7.7	7.7	7.7
		Common Stock Warrants(1)					0.1	0.1
							7.8	7.8
Blue Wolf Capital Fund II, L.P.	Capital Markets	Limited Partnership Interest(1)					1.1	1.1
Butler Animal Health Supply, LLC	Health Care Providers & Services	Senior Debt(7)	7.8%	7/12		8.0	8.0	6.9
CAMP Systems International, Inc.	Transportation Infrastructure	Senior Debt(7)	9.6%	9/14		30.0	29.7	22.6
Carestream Health, Inc.	Health Care Equipment & Supplies	Senior Debt(7)	7.4%	10/13		15.0	15.0	9.1

AMERICAN CAPITAL, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

(in millions, except share data)

Company (4)	Industry	Investments	Interest Rate (5)	Maturity Date	# of shares/ units owned	Principal	Cost	Fair Value
CH Holding Corp.	Leisure Equipment & Products	Senior Debt(6) Redeemable Preferred Stock(1)	8.0%	5/11	21,215	13.1	13.0 42.7	5.0 —
		Convertible Preferred Stock(1)			665,000		—	—
		Common Stock(1)			1		—	—
							55.7	5.0
Cinelease, Inc.	Electronic Equipment & Instruments	Senior Debt(7)	7.8%	3/12-3/13		58.2	57.7	45.8
		Common Stock(1)			583		0.6	0.7
							58.3	46.5
CMX Inc.	Construction & Engineering	Senior Debt(7)	6.7%	5/11-5/12		97.1	95.9	66.0
		Senior Debt(6)(7)	8.1%	5/12		46.3	46.3	—
		Common Stock(1)			35,000		—	—
							142.2	66.0
Compusearch Holdings Company, Inc.	Software	Subordinated Debt(7)	12.0%	6/12		12.6	12.4	12.4
		Convertible Preferred Stock(1)			23,342		0.9	1.5
							13.3	13.9
Contec. LLC	Household Durables	Subordinated Debt(7)	14.0%	9/15-9/16		135.0	133.7	127.2
Corrpro Companies, Inc.	Construction & Engineering	Subordinated Debt	12.5%	3/11		13.0	11.5	11.6
		Redeemable Preferred Stock			1,165,930		1.7	1.7
		Common Stock Warrants(1)			5,022,576		3.5	8.6
							16.7	21.9
CyrusOne Networks, LLC	IT Services	Senior Debt(7)	9.1%	1/14		19.9	19.8	17.1
Delsey Holding(3)	Textiles, Apparel & Luxury Goods	Senior Debt	9.5%	2/12		20.7	20.7	23.3
DelStar, Inc.	Building Products	Subordinated Debt(7)	14.0%	12/12		18.7	18.5	18.7
		Redeemable Preferred Stock			26,613		16.7	33.6
		Convertible Preferred Stock			29,569		3.4	3.4
		Common Stock Warrants(1)			89,020		16.9	5.0
							55.5	60.7
Direct Marketing International LLC	Media	Subordinated Debt(7)	15.2%	7/12		29.3	29.0	29.0
Dyno Holding Corp.	Auto Components	Senior Debt(7)	9.5%	11/13		41.9	41.5	41.9
		Subordinated Debt(7)	16.0%	11/14		27.4	27.2	27.4
		Convertible Preferred Stock(1)			389,759		40.5	6.4
		Common Stock(1)			97,440		10.1	—
							119.3	75.7
Easton Bell Sports LLC	Leisure Equipment & Products	Common Units(1)			1,985,748		0.7	4.2
Edline, LLC	Software	Subordinated Debt(7)	14.0%	7/13		18.1	14.4	18.6
		Membership Warrants(1)			6,447,500		6.0	16.0
							20.4	34.6
FAMS Acquisition, Inc.	Diversified Financial Services	Subordinated Debt(7) Convertible Preferred Stock(1)	14.8%	11/13-11/14	861,364	26.1	25.9 20.9	26.1 11.0
							46.8	37.1
FCC Holdings, LLC	Commercial Banks	Subordinated Debt	15.8%	12/12		75.0	74.4	63.8
Foamex, L.P.(2)	Household Durables	Senior Debt(6)	8.3%	2/13-2/14		23.2	22.0	6.2
Ford Motor Company(2)	Automobiles	Revolver Commitment		12/11			(6.7)	(60.4)

AMERICAN CAPITAL, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

(in millions, except share data)

Company (4)	Industry	Investments	Interest Rate (5)	Maturity Date	# of shares/ units owned	Principal	Cost	Fair Value
Formed Fiber Technologies, Inc.	Auto Components	Subordinated Debt(6)	15.0%	8/11		13.9	11.1	3.0
		Common Stock Warrants(1)			122,397		0.1	—
							11.2	3.0
FPI Holding Corporation	Food Products	Senior Debt	14.7%	5/11-5/14		23.4	23.3	23.4
		Senior Debt(6)	17.3%	5/15		9.1	8.7	5.5
		Subordinated Debt(6)	21.5%	5/15-5/16		18.6	17.4	—
		Redeemable Preferred Stock(1)			4,469		39.1	—
		Convertible Preferred Stock(1)			21,715		23.3	—
		Common Stock(1)			5,429		5.8	—
							117.6	28.9
French Lick Resorts & Casino Hotels, LLC	Hotels, Restaurants & Leisure	Senior Debt	10.8%	4/14		31.7	25.7	18.3
FU/WD Opa Locka, LLC	Real Estate	Senior Debt	8.0%	9/17-9/24		32.5	31.0	27.1
Genband Inc.	Communications Equipment	Common Stock(1)			2,975,631		14.7	4.0
Golden Key US LLC	Diversified Financial Services	Commercial Paper(1)	5.3%	10/07		7.3	7.3	4.0
HMSC Corporation	Insurance	Senior Debt(7)	6.0%	10/14		3.5	3.5	2.0
HomeAway, Inc.	Diversified Consumer Services	Redeemable Preferred Stock(1)			384,297		0.7	0.6
		Convertible Preferred Stock(1)			1,661,820		9.7	26.8
							10.4	27.4
Hopkins Manufacturing Corporation	Auto Components	Subordinated Debt(7)	15.3%	7/12		36.9	36.6	35.4
		Redeemable Preferred Stock			2,915		5.9	5.6
							42.5	41.0
III Exploration II, LP	Oil, Gas & Consumable Fuels	Senior Debt(7)	8.8%	4/14		20.0	20.0	16.9
Infiltrator Systems, Inc.	Building Products	Senior Debt(7)	16.0%	10/13		37.0	36.6	36.6
Innova Holdings, Inc.	Energy Equipment & Services	Senior Debt(7)	9.4%	3/13		11.5	11.4	11.5
		Subordinated Debt(7)	15.0%	3/14		17.7	17.5	17.7
		Convertible Preferred Stock			14,283		21.6	30.8
							50.5	60.0
Inovis International, Inc.	Software	Senior Debt(7)	8.4%	5/10		88.0	87.5	82.6
Intergraph Corporation	Software	Senior Debt(7)	8.2%	12/14		3.0	3.0	2.7
iTradeNetwork, Inc.	IT Services	Senior Debt(7)	11.5%	12/13		25.0	24.8	24.3
JHCI Acquisition, Inc.	Commercial Services & Supplies	Senior Debt(7)	6.0%	12/14		19.0	19.1	11.7
Jones Stephens Corp.	Building Products	Subordinated Debt(7)	13.5%	9/13-9/14		23.2	22.9	19.5
J-Pac, LLC	Health Care Equipment & Supplies	Senior Debt(7)	12.0%	1/14		15.0	14.8	14.5
		Subordinated Debt	18.9%	1/14		9.6	9.3	8.8
		Preferred Unit Warrants(1) Common Unit Warrants(1)			263,158		0.2	0.1
					500,000		—	0.1
							24.3	23.5
KIK Custom Products, Inc.(3)	Household Products	Senior Debt(6)	8.5%	11/14		21.5	21.5	3.6
LabelCorp Holdings, Inc	Paper & Forest Products	Senior Debt	8.1%	8/13-8/14		2.0	1.6	1.1
		Subordinated Debt	14.0%	8/15-8/16		60.5	59.9	57.0
							61.5	58.1

AMERICAN CAPITAL, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

(in millions, except share data)

Company (4)	Industry	Investments	Interest Rate (5)	Maturity Date	# of shares/ units owned	Principal	Cost	Fair Value
LCW Holdings, LLC	Real Estate	Senior Debt	8.4%	10/12		31.5	30.5	32.9
		Warrant(1)			12.3%		0.9	5.4
							31.4	38.3
LJVH Holdings Inc.(3)	Beverages	Senior Debt(7)	7.0%	1/15		28.5	28.6	21.4
LN Acquisition Corp.	Machinery	Senior Debt(7)	6.8%	1/15		21.5	21.6	15.9
Logex Corporation	Road & Rail	Subordinated Debt(6)	12.2%	3/09		12.8	9.1	0.2
LTM Enterprises, Inc.	Personal Products	Senior Debt(7)	10.2%	11/11		19.0	19.0	17.0
MagnaCare Holdings, Inc.	Health Care Providers & Services	Subordinated Debt(7)	14.8%	1/13		14.0	13.9	13.9
Medical Billing Holdings, Inc.		Subordinated Debt(7)	15.0%	9/13		10.7	10.5	10.7
		Convertible Preferred Stock(1)			13,199,000		13.2	13.7
		Common Stock(1)			3,299,582		3.3	—
							27.0	24.4
MGM Holdings II, Inc.	Media	Senior Debt(6)	4.7%	6/11		2.0	1.7	0.9
Mirion Technologies	Electrical Equipment	Senior Debt(7)	7.2%	5/10-11/11		124.7	124.2	126.1
		Subordinated Debt(7)	15.2%	9/09-5/12		50.8	50.5	50.9
		Convertible Preferred Stock			435,724		48.5	93.7
		Common Stock(1)			24,503		2.8	3.6
		Common Stock Warrants(1)			222,156		18.6	31.0
							244.6	305.3
Mitchell International, Inc.	IT Services	Senior Debt(7)	6.8%	3/15		5.0	5.0	3.3
National Processing Company Group, Inc.	Diversified Financial Services	Senior Debt(7)	10.7%	9/14		53.0	52.8	38.8
NBD Holdings Corp.	Diversified Financial Services	Senior Subordinated Debt(7)	14.0%	8/13		45.7	45.2	45.2
		Convertible Preferred Stock			84,174		10.4	10.4
		Common Stock(1)			633,408		0.1	0.1
							55.7	55.7
Net1 Las Colinas Manager, LLC	Real Estate	Senior Debt	7.7%	10/15		5.1	5.2	4.8
Nivel Holdings, LLC	Distributors	Senior Debt(7)	10.6%	10/13		62.2	61.7	57.5
Orchard Brands Corporation	Internet & Catalog Retail	Senior Debt(7)	13.5%	4/13-4/14		308.8	305.9	211.0
		Subordinated Debt	10.0%	4/14		60.2	60.2	32.1
		Common Stock(1)			565,885		—	0.1
							366.1	243.2
Pan Am International Flight Academy, Inc.	Commercial Services & Supplies	Subordinated Debt(6)(7)	18.0%	7/13		28.6	25.2	21.3
		Convertible Preferred Stock(1)			8,234		8.2	—
							33.4	21.3
Panavision, Inc.	Electronic Equipment & Instruments	Senior Debt	6.6%	3/11		2.0	1.7	1.1
PaR Systems, Inc.	Machinery	Senior Debt	4.7%	7/13		4.7	4.5	4.5
Phillips & Temro Industries, Inc.	Auto Components	Senior Debt(7)	12.8%	12/10-12/11		23.8	23.7	23.7
		Subordinated Debt(7)	16.3%	12/12		17.4	17.4	17.4
							41.1	41.1
Qioptiq S.A.R.L.(3)	Electronic Equipment & Instruments	Subordinated Debt	10.2%	3/18		29.3	29.0	29.0
Ranpak Acquisition Company	Containers & Packaging	Senior Debt(7)	8.8%	12/13-12/14		142.2	140.9	114.0

AMERICAN CAPITAL, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

(in millions, except share data)

Company (4)	Industry	Investments	Interest Rate (5)	Maturity Date	# of shares/ units owned	Principal	Cost	Fair Value
RDR Holdings, Inc.	Household Durables	Subordinated Debt(7)	15.4%	10/14-10/15		216.8	215.0	216.8
		Convertible Preferred Stock			154,142		164.4	122.9
		Common Stock(1)			1,541,415		1.5	—
							380.9	339.7
Roarke - Money Mailer, LLC	Media	Common Membership Units(1)			3.5%		0.9	1.3
Scanner Holdings Corporation	Computers & Peripherals	Senior Debt(7)	5.3%	5/12-5/13		11.9	11.6	11.9
		Subordinated Debt(7)	14.0%	5/14		20.7	20.5	20.7
		Convertible Preferred Stock(1)			77,640,000		7.8	7.4
		Common Stock(1)			78,242		0.1	—
							40.0	40.0
Securus Technologies, Inc.	Diversified Telecommunication Services	Common Stock(1)			12		0.7	—
Seroyal Holdings, L.P.(3)	Health Care Equipment & Supplies	Redeemable Preferred Partnership Units			26,274		0.5	0.6
		Partnership Units(1)			95,280		0.8	1.4
							1.3	2.0
Sleep Innovations, Inc.(9)	Household Durables	Senior Debt	11.0%	4/9		2.3	2.3	2.3
		Senior Debt(6)	7.9%	4/09-4/14		30.6	22.9	6.8
							25.2	9.1
Small Smiles Holding Company, LLC	Health Care Providers & Services	Senior Debt	5.6%	9/12		12.1	7.0	5.2
		Subordinated Debt(6)(7)	15.0%	9/13-9/14		100.5	87.9	—
							94.9	5.2
Soil Safe Holdings, LLC	Commercial Services & Supplies	Senior Debt	9.1%	8/13-8/14		52.2	51.7	50.0
		Subordinated Debt(7)	14.7%	8/15-8/17		58.5	57.9	54.5
							109.6	104.5
Spectrum Brands, Inc.(2)	Household Products	Senior Debt(6)	6.6%	3/13		8.7	8.3	5.0
Supreme Corq Holdings, LLC	Household Products	Common Membership Warrants(1)			5,670		0.4	—
Swank Audio Visuals, L.L.C.	Commercial Services & Supplies	Senior Debt(7)	8.9%	8/14		48.5	48.1	31.7
Tanenbaum-Harber Co. Holdings, Inc.		Redeemable Preferred Stock(1)			376		0.5	0.5
		Common Stock(1)			3,861		—	—
							0.5	0.5
TestAmerica Environmental Services, LLC	Commercial Services & Supplies	Senior Debt(7)	5.9%	12/11-12/13		11.1	10.9	9.5
		Senior Debt(6)(7)	9.2%	12/13		21.2	20.9	—
		Subordinated Debt(6)	14.0%	12/14		41.7	39.5	—
		Preferred Unit(1)			11,659,298		6.9	—
		Preferred Unit Warrants(1)			1,998,961		4.8	—
							83.0	9.5
The Tensar Corporation	Construction & Engineering	Senior Debt(7)	8.5%	5/13		82.0	81.2	60.0
		Subordinated Debt	17.5%	10/13		43.5	43.2	38.1
							124.4	98.1
ThreeSixty Sourcing, Inc.(3)	Commercial Services & Supplies	Common Stock Warrants(1)			35		4.1	1.3
TransFirst Holdings, Inc.	Commercial Services & Supplies	Senior Debt(7)	7.5%	6/15		50.0	49.6	39.3

AMERICAN CAPITAL, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

(in millions, except share data)

Company (4)	Industry	Investments	Interest Rate (5)	Maturity Date	# of shares/ units owned	Principal	Cost	Fair Value
triVIN, Inc.	Commercial Services & Supplies	Subordinated Debt(7)	15.0%	6/14-6/15		19.9	19.7	19.9
		Convertible Preferred Stock(1)			247,000,000		26.3	16.6
		Common Stock(1)			6,319,923		6.3	—
							52.3	36.5
True Temper Sports, Inc.	Leisure Equipment & Products	Senior Debt	9.3%	6/11		2.0	1.9	1.3
Tyden Caymen Holdings Corp.	Electronic Equipment & Instruments	Senior Debt(7)	10.5%	5/10-11/11		12.0	11.9	12.0
		Subordinated Debt(7)	13.8%	5/12		14.5	14.4	14.6
		Common Stock(1)			1,165,930		1.1	2.9
							27.4	29.5
Velocity Financial Group, Inc.	Diversified Financial Services	Subordinated Debt	15.0%	4/14		17.8	17.6	17.6
		Convertible Preferred Stock(1)			11,659,298		20.4	8.7
							38.0	26.3
Venus Swimwear, Inc.	Internet & Catalog Retail	Senior Debt	9.7%	12/11-12/12		21.9	21.6	17.6
		Subordinated Debt(6)	20.0%	12/13		25.4	19.2	1.3
							40.8	18.9
WRH, Inc.	Life Sciences Tools & Services	Senior Debt(7)	5.7%	9/13-9/14		4.3	4.3	4.3
		Subordinated Debt(7)	14.7%	7/14-9/14		81.7	81.0	81.4
		Convertible Preferred Stock			2,008,575		226.0	226.0
		Common Stock(1)			502,144		49.9	20.6
							361.2	332.3
WWC Acquisitions, Inc.	Commercial Services & Supplies	Senior Debt(7)	7.2%	12/11-12/13		34.0	33.6	26.7
Zencon Holdings Corporation	Internet Software & Services	Senior Debt(7)	6.5%	5/13		17.2	17.1	17.2
		Subordinated Debt(7)	15.3%	5/14		21.0	20.8	21.0
		Convertible Preferred Stock(1)			5,246,686		7.5	16.5
							45.4	54.7
ZSF/WD Fitzgerald, LLC	Real Estate	Senior Debt	8.2%	9/24		1.2	1.1	0.6
ZSF/WD Hammond, LLC	Real Estate	Senior Debt	8.0%	9/17-9/24		40.7	38.9	33.2
ZSF/WD Jacksonville, LLC	Real Estate	Senior Debt	8.1%	9/17-9/24		20.5	19.5	15.9
ZSF/WD Montgomery-31, LLC	Real Estate	Senior Debt	8.0%	9/17-9/24		33.8	32.2	27.9
ZSF/WD Opa Locka, LLC	Real Estate	Senior Debt	8.2%	9/24		0.4	0.4	0.1
ZSF/WD Orlando, LLC	Real Estate	Senior Debt	8.1%	9/17-9/24		20.8	19.7	16.2
CMBS AND REAL ESTATE CDO INVESTMENTS
ACAS CRE CDO 2007-1, Ltd.	Real Estate	Class C through Class N Notes Preferred Shares	5.7%	11/31	417,086,293	345.5	201.1 17.7	13.7 4.2
							218.8	17.9
Banc of America	Real Estate	Forward Purchase commitment to purchase Banc of America Commercial Mortgage Trust 2007-1, Commercial Mortgage Pass-Through Certificates ($5.8 Fair Value)		4/09			18.2	3.7
CD 2007-CD4 Commercial Mortgage Trust	Real Estate	Commercial Mortgage Pass-Through Certificates	5.7%	4/17		14.1	8.8	1.3

AMERICAN CAPITAL, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

(in millions, except share data)

Company (4)	Industry	Investments	Interest Rate (5)	Maturity Date	# of shares/ units owned	Principal	Cost	Fair Value
CD 2007-CD5 Mortgage Trust	Real Estate	Commercial Mortgage Pass-Through Certificates	6.2%	12/17		14.8	10.2	2.1
Citigroup Commercial Mortgage Securites Trust 2007-C6	Real Estate	Commercial Mortgage Pass-Through Certificates	5.5%	7/17		152.9	68.1	16.4
COBALT CMBS Commercial Mortgage Trust 2007-C3	Real Estate	Commercial Mortgage Pass-Through Certificates	5.2%	10/17		11.1	8.6	0.8
Countrywide Commercial Mortgage Trust 2007-MF1	Real Estate	Commercial Mortgage Pass-Through Certificates	6.1%	11/37-11/40		24.0	9.3	1.8
Credit Suisse Commercial Mortgage Trust 2007-C3	Real Estate	Commercial Mortgage Pass-Through Certificates	5.6%	7/17		13.2	10.6	1.0
Credit Suisse Commercial Mortgage Trust Series 2007-C4	Real Estate	Commercial Mortgage Pass-Through Certificates	5.8%	8/17		20.8	12.1	4.6
GE Commercial Mortgage Corporation, Series 2007-C1	Real Estate	Commercial Mortgage Pass-Through Certificates	5.5%	12/19		37.0	31.4	3.4
GS Morgtage Securities Trust 2006-GG10	Real Estate	Commercial Mortgage Pass-Through Certificates	5.7%	7/17		63.7	52.3	4.7
J.P. Morgan Chase Commercial Mortgage Securities Trust 2007-LDP11	Real Estate	Commercial Mortgage Pass-Through Certificates	5.6%	7/17		142.7	62.7	11.7
J.P. Morgan Chase		Forward Purchase commitment to purchase J.P. Morgan Chase Commercial Mortgage Securities Trust 2007-LDP11, Commercial Mortgage Pass-Through Certificates ($1.9 Fair Value)		1/09-5/09			7.2	0.8
J.P. Morgan Chase		Forward Purchase commitment to purchase ML-CFC Commercial Mortgage Trust 2007-6, Commercial Mortgage Pass-Through Certificates ($0.9 Fair Value)		1/09			2.9	0.6
LB-UBS Commercial Mortgage Trust 2007-C6	Real Estate	Commercial Mortgage Pass-Through Certificates	6.2%	8/17		36.6	22.1	4.9
LB-UBS Commercial Mortgage Trust 2008-C1	Real Estate	Commercial Mortgage Pass-Through Certificates	6.2%	7/23-7/24		19.4	7.3	2.4
ML-CFC Commercial Mortgage Trust 2007-8	Real Estate	Commercial Mortgage Pass-Through Certificates	6.0%	8/17		32.8	19.5	4.4
Wachovia Bank Commercial Mortgage Trust 2007-C31	Real Estate	Commercial Mortgage Pass-Through Certificates	5.8%	5/17		20.0	11.4	2.8

AMERICAN CAPITAL, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

(in millions, except share data)

Company (4)	Industry	Investments	Interest Rate (5)	Maturity Date	# of shares/ units owned	Principal	Cost	Fair Value
Wachovia Bank Commercial Mortgage Trust, Series 2007-C32	Real Estate	Commercial Mortgage Pass-Through Certificates	5.7%	10/17		161.6	76.1	13.4
Wachovia Bank Commercial Mortgage Trust, Series 2007-C34	Real Estate	Commercial Mortgage Pass-Through Certificates	5.3%	10/17-9/24		96.2	43.4	8.3
Wachovia Bank Commercial Trust 2006-C28	Real Estate	Commercial Mortgage Pass-Through Certificates	6.0%	11/16		5.0	3.1	0.5
CLO INVESTMENTS
ACAS CLO 2007-1, Ltd.	Diversified Financial Services	Secured Notes				8.5	8.4	1.3
		Subordinated Notes				25.9	23.0	8.2
							31.4	9.5
Ares IIIR/IVR CLO Ltd.	Diversified Financial Services	Subordinated Notes				20.0	16.8	5.1
Ares VIII CLO, Ltd.	Diversified Financial Services	Preference Shares			6,241		4.3	1.1
Avalon Capital Ltd. 3	Diversified Financial Services	Preferred Securities			13,796		4.5	1.7
Babson CLO Ltd. 2006-II	Diversified Financial Services	Income Notes				15.0	13.4	5.7
BALLYROCK CLO 2006-2 LTD.	Diversified Financial Services	Deferrable Notes				2.5	2.1	0.5
Cent CDO 12 Limited	Diversified Financial Services	Income Notes				26.4	22.6	8.3
Centurion CDO 8 Limited	Diversified Financial Services	Subordinated Notes				5.0	3.1	1.4
Champlain CLO	Diversified Financial Services	Preferred Securities			1,000,000		0.5	0.1
CoLTs 2005-1 Ltd.(3)	Diversified Financial Services	Preference Shares(1)			360		6.7	3.0
CoLTs 2005-2 Ltd.(3)	Diversified Financial Services	Preference Shares			34,170,000		29.3	7.8
CREST Exeter Street Solar 2004-2	Diversified Financial Services	Preferred Securities			3,089,177		2.7	0.3
Eaton Vance CDO X PLC(3)	Diversified Financial Services	Secured Subordinated Income Notes				15.0	13.0	4.3
Essex Park CDO Ltd.	Diversified Financial Services	Preferred Securities			5,750,000		1.8	1.3
Flagship CLO V	Diversified Financial Services	Deferrable Notes				1.7	1.3	0.3
		Subordinated Securities			15,000		13.2	4.0
							14.5	4.3
Galaxy III CLO, Ltd	Diversified Financial Services	Subordinated Notes				4.0	2.3	0.9
LightPoint CLO IV, LTD	Diversified Financial Services	Income Notes				6.7	6.2	0.7
LightPoint CLO VIII, Ltd.	Diversified Financial Services	Deferrable Notes				7.0	6.5	1.7
LightPoint CLO VII, Ltd.	Diversified Financial Services	Subordinated Notes				9.0	7.6	3.2

AMERICAN CAPITAL, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

(in millions, except share data)

Company (4)	Industry	Investments	Interest Rate (5)	Maturity Date	# of shares/ units owned	Principal	Cost	Fair Value
Mayport CLO Ltd.	Diversified Financial Services	Income Notes				14.0	12.1	4.0
NYLIM Flatiron CLO 2006-1 LTD.(3)	Diversified Financial Services	Subordinated Securities			10,000		8.9	3.2
Octagon Investment Partners VII, Ltd.	Diversified Financial Services	Preferred Securities			5,000,000		2.1	0.8
Sapphire Valley CDO I, Ltd.	Diversified Financial Services	Subordinated Notes				14.0	12.4	4.8
Vitesse CLO, Ltd.	Diversified Financial Services	Preferred Securities			20,000,000		15.2	3.8
Subtotal Non-Control / Non-Affiliate Investments (58% of total investment assets and liabilities at fair value)							$5,904.1	$4,182.0

AFFILIATE INVESTMENTS
Aptara, Inc.	IT Services	Senior Debt	11.5%	8/09		3.0	3.0	3.0
		Subordinated Debt(7)	16.3%	8/09		43.5	43.3	43.3
		Subordinated Debt(6)(7)	19.0%	8/09		11.8	10.0	3.7
		Redeemable Preferred Stock(1)			15,107		14.1	—
		Convertible Preferred Stock(1)			2,549,410		8.8	—
		Preferred Stock Warrants(1)			230,681		1.0	—
							80.2	50.0
Coghead, Inc.	Internet Software & Services	Subordinated Debt	10.0%	4/09		0.1	0.1	0.1
		Convertible Preferred Stock(1)			5,489,656		2.6	0.2
		Preferred Stock Warrants			1		—	—
							2.7	0.3
Creditcards.com, Inc.	Diversified Consumer Services	Senior Debt(7)	11.0%	6/13		140.9	140.1	136.1
		Subordinated Debt(7)	15.0%	6/14		28.4	28.0	26.6
		Common Stock(1)			1,094,645		1.6	4.2
							169.7	166.9
Egenera, Inc.	Computers & Peripherals	Subordinated Debt	15.0%	12/10		2.8	2.4	2.4
		Redeemable Preferred Stock(1)			523,040		0.4	9.7
		Common Stock(1)			8,046,865		25.0	—
							27.8	12.1
HALT Medical, Inc.	Health Care Equipment & Supplies	Convertible Preferred Stock(1)			5,053,292		8.1	8.7
IS Holdings I, Inc.	Software	Senior Debt(7)	7.9%	6/14		20.0	19.8	15.6
		Redeemable Preferred Stock			1,297		1.6	1.5
		Common Stock(1)			1,165,930		—	4.6
							21.4	21.7
Narus, Inc.	Internet Software & Services	Convertible Preferred Stock(1)			23,583,196		8.4	2.1
		Preferred Stock Warrants(1)			5,440,881		—	—
							8.4	2.1
Nursery Supplies, Inc.	Containers & Packaging	Redeemable Preferred Stock(1)			2,116		—	—
		Common Stock Warrants(1)			625		—	—
							—	—
Primrose Holding Corporation	Diversified Consumer Services	Common Stock(1)			4,213		2.7	7.4
Qualitor Component Holdings, LLC	Auto Components	Subordinated Debt(7) Redeemable Preferred Units(1)	17.0%	12/12	3,150,000	35.6	35.3 3.1	35.9 1.1
		Common Units(1)			350,000		0.4	—
							38.8	37.0

AMERICAN CAPITAL, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

(in millions, except share data)

Company (4)	Industry	Investments	Interest Rate (5)	Maturity Date	# of shares/ units owned	Principal	Cost	Fair Value
Radar Detection Holdings Corp.	Household Durables	Senior Debt(7) Common Stock(1)	9.4%	11/12	40,688	13.0	13.0 0.6	9.5 0.6
							13.6	10.1
Roadrunner Dawes, Inc.	Road & Rail	Subordinated Debt(7)	18.0%	9/12		19.3	19.2	19.2
		Common Stock(1)			7,000		7.0	0.1
							26.2	19.3
Tymphany Corporation	Electronic Equipment & Instruments	Senior Debt(1)	0.0%	4/09		2.2	2.2	—
WFS Holding, Inc.	Software	Convertible Preferred Stock			20,403,772		2.8	2.8
Subtotal Affiliate Investments (5% of total investment assets and liabilities at fair value)							$404.6	$338.4

CONTROL INVESTMENTS
ACAS Equity Holdings Corp.	Diversified Financial Services	Common Stock(1)			589		14.7	4.3
ACAS Real Estate Holdings Corporation	Real Estate	Subordinated Debt Common Stock(1)	15.0%	5/16	1,000	0.8	0.8 5.4	— —
							6.2	—
American Capital Agency Corp.(2)(8)	Real Estate Investment Trusts	Common Stock			5,000,100		100.0	101.5
American Capital, LLC	Capital Markets	Senior Debt	7.7%	9/12		10.6	10.4	10.6
		Common Membership Interest			100%		58.5	164.7
							68.9	175.3
American Driveline Systems, Inc.	Diversified Consumer Services	Subordinated Debt(7)	14.0%	12/14-12/15		41.7	41.2	41.7
		Redeemable Preferred Stock			403,357		28.4	44.1
		Common Stock(1)			128,681		10.8	2.7
		Common Stock Warrants(1)			204,663		17.3	4.2
							97.7	92.7
Auxi Health, Inc.	Health Care Providers & Services	Subordinated Debt(6)	5.8%	3/09		8.9	3.2	1.1
Barton-Cotton Holding Corporation	Commercial Services & Supplies	Subordinated Debt(6)	14.0%	9/14		34.1	28.6	—
		Redeemable Preferred Stock(1)			28,263		15.7	—
		Convertible Preferred Stock(1)			66,551		6.7	—
		Common Stock(1)			607		0.1	—
		Common Stock Warrants(1)			125,610		12.5	—
		Guarantee					—	(10.0)
							63.6	(10.0)
Capital.com, Inc.	Diversified Financial Services	Common Stock(1)			8,500,100		1.5	0.4
CIBT Travel Solutions, Inc.	Commercial Services & Supplies	Senior Debt	5.9%	1/13-1/14		74.8	74.0	74.8
		Subordinated Debt(7)	15.0%	1/10-1/16		43.1	42.7	43.1
		Convertible Preferred Stock(1)			776,800		77.7	35.2
		Common Stock(1)			194,200		19.4	—
							213.8	153.1
Consolidated Bedding, Inc.	Household Durables	Senior Debt	11.4%	6/13		10.7	10.5	10.2
		Senior Debt(6)	11.4%	6/13		113.1	103.7	23.0
		Subordinated Debt(6)	21.7%	12/13		92.0	78.4	—
		Convertible Preferred Stock(1)			16,423		3.0	—
		Common Stock(1)			471,470		—	—
							195.6	33.2

AMERICAN CAPITAL, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

(in millions, except share data)

Company (4)	Industry	Investments	Interest Rate (5)	Maturity Date	# of shares/ units owned	Principal	Cost	Fair Value
Contour Semiconductor, Inc.	Semiconductors & Semiconductor Equipment	Convertible Preferred Stock(1)			9,738,995		10.0	10.6
Core Business Credit, LLC	Diversified Financial Services	Subordinated Debt	14.1%	5/15		19.5	19.3	19.3
		Convertible Preferred Units(1)			155,150		15.5	16.1
		Common Units(1)			38,788		3.9	3.3
							38.7	38.7
ECA Acquisition Holdings, Inc	Health Care Equipment & Supplies	Subordinated Debt(7)	16.5%	12/14		13.0	12.9	13.0
		Common Stock(1)			583		11.1	5.1
							24.0	18.1
eLynx Holdings, Inc.	IT Services	Senior Debt(7)	9.8%	6/13		9.6	9.5	9.6
		Subordinated Debt(6)(7)	10.0%	6/13		14.6	13.4	1.4
		Redeemable Preferred Stock(1)			21,114		9.0	—
		Convertible Preferred Stock(1)			7,929		6.0	—
		Common Stock(1)			11,261		1.1	—
		Preferred Stock Warrants(1)			120,652		—	—
		Common Stock Warrants(1)			1,078,792		13.1	—
							52.1	11.0
Endeavor Fund I, LP	Thrifts & Mortgage Finance	Partnership Interest			100%		29.7	20.9
ETG Holdings, Inc.	Containers & Packaging	Senior Debt(6)	10.4%	5/11		13.4	10.8	2.6
		Subordinated Debt(6)	14.3%	5/12-5/13		15.8	10.9	—
		Convertible Preferred Stock(1)			233,201		11.4	—
		Preferred Stock Warrants(1)			40,000		—	—
							33.1	2.6
European Capital Limited(2)(3)	Diversified Financial Services	Subordinated Debt	7.5%	11/09-2/11		363.6	358.7	363.6
		Ordinary Shares			72,305,938		921.8	116.9
							1,280.5	480.5
European Touch, LTD. II	Commercial Services & Supplies	Subordinated Debt	12.0%	12/10		3.1	3.1	3.1
		Subordinated Debt(6)	18.1%	12/10		20.5	15.6	2.2
		Redeemable Preferred Stock(1)			263		0.3	—
		Common Stock(1)			1,688		0.9	—
		Common Stock Warrants(1)			7,105		3.7	—
							23.6	5.3
EXPL Pipeline Holdings LLC	Oil, Gas & Consumable Fuels	Senior Debt	9.6%	1/17		42.3	41.9	42.3
		Common Membership Units(1)			58,297		44.5	12.0
							86.4	54.3
Fosbel Global Services (LUXCO) S.C.A(3)	Commercial Services & Supplies	Subordinated Debt(7)	14.0%	12/13		19.6	19.6	19.6
		Subordinated Debt(6)(7)	17.0%	12/14		18.6	15.5	15.7
		Redeemable Preferred Stock(1)			18,449,456		18.5	—
		Convertible Preferred Stock(1)			1,519,368		3.0	—
		Common Stock(1)			108,526		0.2	—
							56.8	35.3
Fountainhead Estate Holding Corp.(3)	Internet Software & Services	Senior Debt Redeemable Preferred Stock(1)	5.7%	10/13	115,538	24.5	24.5 11.6	24.5 11.6
		Convertible Preferred Stock(1)			59,250		59.3	2.6
							95.4	38.7

AMERICAN CAPITAL, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

(in millions, except share data)

Company (4)	Industry	Investments	Interest Rate (5)	Maturity Date	# of shares/ units owned	Principal	Cost	Fair Value
FreeConferenceroom.com, Inc.	Diversified Telecommunication Services	Senior Debt(7)	8.3%	4/11-5/11		14.8	14.7	14.9
		Subordinated Debt	15.0%	5/12		10.1	10.0	10.1
		Redeemable Preferred Stock(1)			14,042,095		12.8	4.5
		Common Stock(1)			6,088,229		2.3	—
		Common Stock Warrants(1)			8,181,695		—	—
							39.8	29.5
Future Food, Inc.	Food Products	Senior Debt	6.9%	7/10		17.2	17.2	17.3
		Subordinated Debt(6)	12.4%	7/11-7/12		13.5	12.5	3.8
		Common Stock(1)			64,917		13.0	—
		Common Stock Warrants(1)			6,500		1.3	—
							44.0	21.1
FutureLogic, Inc.	Computers & Peripherals	Senior Debt(7)	9.7%	2/10-2/12		48.2	48.0	48.2
		Subordinated Debt(7)	15.0%	2/13		32.6	32.3	32.6
		Common Stock(1)			129,514		15.6	3.7
							95.9	84.5
FV Holdings Corporation	Food Products	Subordinated Debt(7)	14.5%	6/15		23.1	23.1	23.1
		Convertible Preferred Stock(1)			292,000		14.3	23.8
		Common Stock(1)			125,000		6.1	10.2
							43.5	57.1
Group Montana, Inc.	Textiles, Apparel & Luxury Goods	Senior Debt(7)	10.4%	10/10-10/11		16.1	16.1	16.1
		Senior Debt(6)(7)	12.9%	10/11		5.1	4.8	2.1
		Subordinated Debt(6)	25.0%	10/12		18.8	13.6	—
		Convertible Preferred Stock(1)			4,000		1.0	—
		Common Membership Interest(1)			2.5%		0.7	—
							36.2	18.2
Halex Holdings Corp.	Construction Materials	Senior Debt(6)	13.5%	9/11-10/13		24.9	23.4	9.9
		Subordinated Debt(6)	18.8%	8/15		24.3	15.9	—
		Redeemable Preferred Stock(1)			23,213,046		30.2	—
		Common Stock(1)			30,263,219		—	—
		Common Stock Warrants(1)			18,750,000		—	—
							69.5	9.9
Hartstrings Holdings Corp.	Textiles, Apparel & Luxury Goods	Senior Debt(1)	0.0%	12/10		13.5	13.5	13.5
		Senior Debt(6)	0.0%	12/10		2.9	2.7	0.7
		Convertible Preferred Stock(1)			10,196		3.0	—
		Common Stock(1)			14,250		4.8	—
							24.0	14.2
Imperial Supplies Holdings, Inc.	Trading Companies and Distributors	Subordinated Debt	16.0%	10/14		22.1	21.9	21.9
		Redeemable Preferred Stock			19,604		14.7	21.6
		Convertible Preferred Stock(1)			19,604		20.2	8.1
		Common Stock(1)			442,187		11.3	—
							68.1	51.6
Kingway Inca Clymer Holdings, Inc.	Building Products	Subordinated Debt(6)	12.3%	4/12		1.8	—	—
		Redeemable Preferred Stock(1)			13,709		9.2	0.7
		Common Stock(1)			7,826		—	—
							9.2	0.7

AMERICAN CAPITAL, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

(in millions, except share data)

Company (4)	Industry	Investments	Interest Rate (5)	Maturity Date	# of shares/ units owned	Principal	Cost	Fair Value
Lifoam Holdings, Inc.	Leisure Equipment & Products	Senior Debt	8.0%	6/13		22.2	22.2	22.2
		Subordinated Debt	7.8%	6/13		18.3	18.3	18.2
		Subordinated Debt(6)	8.3%	6/13		18.4	15.9	2.3
		Redeemable Preferred Stock(1)			6,160		4.2	—
		Convertible Preferred Stock(1)			15,797		12.2	—
		Common Stock(1)			14,000		1.4	—
		Preferred Stock Warrants(1)			15,640		—	—
		Common Stock Warrants(1)			434,938		2.9	—
							77.1	42.7
LLSC Holdings Corporation	Personal Products	Senior Debt(7)	7.7%	8/12		5.5	5.5	5.5
		Subordinated Debt(7)	12.0%	8/13		5.5	5.5	5.5
		Convertible Preferred Stock(1)			7,496		8.1	4.7
		Common Stock(1)			833		—	—
		Common Stock Warrants(1)			675		—	—
							19.1	15.7
LVI Holdings, LLC	Commercial Services & Supplies	Senior Debt(7)	8.9%	2/10		2.4	2.4	2.3
		Subordinated Debt(7)	18.0%	2/13		11.4	11.3	11.4
							13.7	13.7
Montgomery Lane, LLC (DE LLC)	Diversified Financial Services	Common Membership Units(1)			100		10.3	6.8
Montgomery Lane, LTD (Cayman)(3)	Diversified Financial Services	Common Membership Units(1)			50,000		7.2	0.8
MW Acquisition Corporation	Health Care Providers & Services	Subordinated Debt(7)	11.3%	2/13-2/14		25.0	24.7	25.0
		Convertible Preferred Stock(1)			38,016		13.5	13.9
		Common Stock(1)			51,521		—	0.1
							38.2	39.0
NECCO Holdings, Inc.	Food Products	Senior Debt	13.4%	12/12		4.1	4.1	4.1
		Common Stock(1)			760,869		0.1	0.1
							4.2	4.2
NECCO Realty Investments, LLC	Real Estate	Senior Debt(7)	14.0%	12/17		37.7	37.0	37.7
		Common Membership Units(1)			7,000		4.9	9.8
							41.9	47.5
Oceana Media Finance, LLC	Commercial Banks	Common Membership Units(1)			145,742		14.6	11.4
Paradigm Precision Holdings, LLC	Aerospace & Defense	Senior Debt	6.4%	2/09		19.2	19.1	19.1
		Subordinated Debt	18.7%	10/13-10/14		93.7	92.8	92.8
		Common Membership Units(1)			478,488		17.5	6.1
							129.4	118.0
PHC Sharp Holdings, Inc.	Commercial Services & Supplies	Senior Debt(7)	7.7%	12/11-12/12		16.0	15.8	16.0
		Subordinated Debt	17.0%	12/14		8.3	8.3	8.3
		Subordinated Debt(6)	19.0%	12/14		8.4	7.3	0.5
		Common Stock(1)			367,881		4.2	—
							35.6	24.8
PHI Acquisitions, Inc.	Internet & Catalog Retail	Senior Debt(7)	8.0%	6/12		10.0	9.9	10.0
		Subordinated Debt(7)	12.7%	6/13		23.6	23.4	23.6
		Redeemable Preferred Stock(1)			36,267		24.6	19.2
		Common Stock(1)			40,295		3.9	—
		Common Stock Warrants(1)			116,065		11.6	—
							73.4	52.8

AMERICAN CAPITAL, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

(in millions, except share data)

Company (4)	Industry	Investments	Interest Rate (5)	Maturity Date	# of shares/ units owned	Principal	Cost	Fair Value
Piper Aircraft, Inc.	Aerospace & Defense	Subordinated Debt	8.0%	7/13		0.7	0.2	0.7
		Common Stock(1)			478,797		0.1	22.6
							0.3	23.3
Resort Funding Holdings, Inc.	Diversified Financial Services	Senior Debt	9.2%	4/10		10.6	10.6	10.6
		Common Stock(1)			583		20.5	1.2
							31.1	11.8
Sixnet, LLC	Electronic Equipment & Instruments	Senior Debt(7)	9.8%	6/12-6/13		37.4	37.0	34.4
		Membership Units(1)			356		4.5	7.2
							41.5	41.6
SMG Holdings, Inc.	Hotels, Restaurants & Leisure	Senior Debt(7)	6.9%	7/14		5.9	5.9	5.9
		Subordinated Debt(7)	12.5%	6/15		119.4	118.5	119.5
		Convertible Preferred Stock			1,101,673		121.5	102.9
		Common Stock(1)			275,419		27.5	—
							273.4	228.3
Specialty Brands of America, Inc.	Food Products	Subordinated Debt(7)	14.0%	5/14		34.1	33.8	34.1
		Redeemable Preferred Stock			122,017		8.2	13.8
		Common Stock(1)			128,175		2.3	4.0
		Common Stock Warrants(1)			56,819		1.4	1.8
							45.7	53.7
SPL Acquisition Corp.	Pharmaceuticals	Senior Debt	7.0%	10/12-10/13		83.9	83.0	83.9
		Subordinated Debt(7)	15.3%	8/14-8/15		49.9	49.3	49.9
		Convertible Preferred Stock			84,043		48.0	48.0
		Common Stock(1)			84,043		—	10.4
							180.3	192.2
Stravina Holdings, Inc.	Personal Products	Senior Debt(6)	0.0%	4/11		3.5	3.5	—
UFG Holding Corp.	Food Products	Subordinated Debt	16.5%	5/15		27.9	27.4	27.4
		Subordinated Debt(6)	20.1%	5/16		35.4	31.3	18.7
		Redeemable Preferred Stock(1)			20,602		12.6	—
		Convertible Preferred Stock(1)			4,777		4.6	—
		Common Stock(1)			51,504		13.2	—
		Guarantee					—	(1.5)
							89.1	44.6
UFG Real Estate Holdings, LLC	Real Estate	Common Membership(1)					—	1.4
Unique Fabricating Incorporated	Auto Components	Senior Debt(7)	11.5%	2/10-2/12		5.3	5.2	5.3
		Subordinated Debt(6)(7)	17.0%	2/13		7.7	6.5	0.5
		Redeemable Preferred Stock(1)			292,958		1.6	—
		Common Stock Warrants(1)			6,862		0.2	—
							13.5	5.8
Unwired Holdings, Inc.	Household Durables	Senior Debt	10.2%	6/10-6/11		10.4	10.3	10.4
		Subordinated Debt(6)	15.0%	6/12-6/13		21.5	14.0	0.6
		Redeemable Preferred Stock(1)			14,630		14.6	—
		Common Stock(1)			126,001		1.3	—
		Preferred Stock Warrants(1)			485,133		—	—
		Common Stock Warrants(1)			5,479,077		—	—
							40.2	11.0
VP Acquisition Holdings, Inc.	Health Care Equipment & Supplies	Subordinated Debt(7)	14.5%	10/13-10/14		19.5	19.3	19.5
		Common Stock(1)			19,780		24.7	45.1
							44.0	64.6

AMERICAN CAPITAL, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

(in millions, except share data)

Company (4)	Industry	Investments	Interest Rate (5)	Maturity Date	# of shares/ units owned	Principal	Cost	Fair Value
Warner Power, LLC	Electrical Equipment	Subordinated Debt(7)	12.6%	10/09		5.0	5.0	5.0
		Redeemable Preferred Membership Units			3,796,269		4.8	5.5
		Common Membership Units(1)			27,400		1.9	6.0
							11.7	16.5
WIS Holding Company, Inc.	Commercial Services & Supplies	Subordinated Debt(7)	14.8%	1/14-1/15		103.8	103.0	103.8
		Convertible Preferred Stock			703,406		82.3	132.6
		Common Stock(1)			175,852		17.6	30.2
							202.9	266.6
WSACS RR Holdings LLC	Real Estate	Common Membership Units(1)			3,170,176		3.2	3.2

CDO / CLO INVESTMENTS
ACAS Wachovia Investments, L.P.	Diversified Financial Services	Partnership Interest			90%		11.5	1.4
Subtotal Control Investments (40% of total investment assets and liabilities at fair value)							$4,382.3	$2,897.8

Counterparty (4)	Instrument	Interest Rate (5)	Expiration Date (5)	# of contracts	Notional	Cost	Fair Value

DERIVATIVE AGREEMENTS
Citibank, N.A.	Interest Rate Swaption - Pay Floating/ Receive Fixed	4.6%	4/12	1	40.0	—	3.1
Wachovia Bank, N.A.	Interest Rate Swap - Pay Fixed/ Receive Floating	5.1%	8/19	1	37.0	—	3.8
BMO Financial Group	Interest Rate Swaption - Pay Floating/ Receive Fixed	5.5%	11/12	1	22.9	—	1.1
Citibank, N.A.	Balance Differential Swap - Pay Floating/ Receive Floating	5.2%	11/19	1	3.5	—	0.7
Subtotal Derivative Agreements (less than 1% of total investment assets and liabilities at fair value)						—	8.7
Total Investment Assets						$10,691.0	$7,426.9
DERIVATIVE & OPTION AGREEMENTS
Citibank, N.A.	Interest Rate Swap - Pay Fixed/ Receive Floating	4.8%	4/12-11/19	4	666.9	—	(45.9)
BMO Financial Group	Interest Rate Swap - Pay Fixed/ Receive Floating	5.4%	2/13-8/17	5	479.9	—	(43.5)
Wachovia Bank, N.A.	Interest Rate Swap - Pay Fixed/ Receive Floating	4.9%	1/14-8/19	3	379.1	—	(33.0)
UniCredit Group	Interest Rate Swap - Pay Fixed/ Receive Floating	5.7%	7/17	1	66.0	—	(10.6)
WestLB AG	Interest Rate Swap - Pay Fixed/ Receive Floating	5.8%	6/17	1	55.0	—	(8.3)
Credit Suisse International	Interest Rate Swap - Pay Fixed/ Receive Floating	5.8%	6/17	1	26.1	—	(3.9)
Fortis Financial Services LLC	Interest Rate Swap - Pay Fixed/ Receive Floating	5.7%	7/17	1	22.3	—	(5.9)
Citibank, N.A.	Foreign Exchange Swap - Pay Euros/ Receive GBP		2/11	1		—	(1.5)
European Capital Limited(2)(3)	Put Option		12/10			(19.7)	(69.4)
Total Investment Liabilities (3% of total investment assets and liabilities at fair value)						$(19.7)	$(222.0)

(1)	Non-income producing.
(2)	Publicly traded company or a consolidated subsidiary of a public company.
(3)	International investment.
(4)	Certain of the securities are issued by affiliate(s) of the listed portfolio company.
(5)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by the nature of indebtedness by a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(6)	Loan is on non-accrual status and therefore considered non-income producing.
(7)	All or a portion of the loans or securities are pledged as collateral under various secured financing arrangements.
(8)	2,500,100 shares with a cost of $50.0 and a fair value of $48.1 are restricted for sale until May 2009.
(9)	Portfolio company has filed for reorganization under Chapter 11 of the United States Bankruptcy Code.

AMERICAN CAPITAL, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(unaudited)

(in millions, except per share data)

Note 1. Unaudited Interim Consolidated Financial Statements

Interim consolidated financial statements of American Capital, Ltd. (which is referred throughout this report as “American Capital”, the “Company”, “we”, “us” and “our”) are prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) for interim financial information and pursuant to the requirements for reporting on Form 10-Q and Article 10 of Regulation S-X. Accordingly, certain disclosures accompanying annual financial statements prepared in accordance with GAAP are omitted. In the opinion of management, all adjustments, consisting solely of normal recurring accruals, necessary for the fair presentation of financial statements for the interim periods have been included. The current period’s results of operations are not necessarily indicative of results that ultimately may be achieved for the year. The unaudited interim consolidated financial statements and notes thereto should be read in conjunction with the consolidated financial statements and notes thereto included in our Annual Report on Form 10-K for the year ended December 31, 2008 and our Quarterly Report on Form 10-Q for the quarter ended March 31, 2009, as filed with the Securities and Exchange Commission (“SEC”).

Note 2. Organization

We are a non-diversified, closed-end investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (“1940 Act”). We operate so as to qualify to be taxed as a regulated investment company (“RIC”) as defined in Subtitle A, Chapter 1, under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As a BDC, we primarily invest in senior debt, subordinated debt and equity in the buyouts of private companies sponsored by us (“American Capital One-Stop Buyouts™”), the buyouts of private companies sponsored by other private equity firms (“American Capital One Stop Financings”) and directly to early stage and mature private and small public companies. We refer to these investments as our private finance portfolio. We also invest in structured product investments (“Structured Products”) including commercial mortgage backed securities (“CMBS”), commercial collateralized loan obligation (“CLO”) securities and collateralized debt obligation (“CDO”) securities and invest in alternative asset funds managed by us through subsidiaries of our wholly-owned portfolio company, American Capital, LLC. As an alternative asset manager, we had $11 billion of capital resources under management as of June 30, 2009.

We are the sole shareholder of American Capital Financial Services, Inc. (“ACFS”). Through ACFS, we provide advisory, management and other services to our portfolio companies. Our primary business objectives are to increase our taxable income, net realized earnings and net asset value (“NAV”) by making investments with attractive current yields and/or potential for equity appreciation and realized gains.

Note 3. Going Concern

In our Annual Report on Form 10-K for the year ended December 31, 2008, our independent registered public accounting firm, Ernst & Young LLP, concluded that substantial doubt existed about our ability to continue as a going concern as a result of being in breach of certain financial covenants under our unsecured borrowing arrangements. The breach of these financial covenants was primarily due to the significant decrease in our shareholders’ equity as a result of net unrealized depreciation on our portfolio investments during 2008. As of June 30, 2009, we continued to be in breach of these financial covenants on $2.3 billion of unsecured borrowing arrangements. As a result, during the continuance of these events of defaults, the lenders and note holders under such borrowing arrangements may declare all borrowings outstanding under their respective arrangements to be immediately due and payable after any applicable notice periods. If this were to occur, there

AMERICAN CAPITAL, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(unaudited)

(in millions, except per share data)

is no assurance that we will have sufficient funds available to pay in full the total amount of obligations that would become due as a result of such acceleration or that we will be able to obtain additional or alternative financing to pay or refinance any such accelerated obligations.

However, we continue to believe that we will have adequate liquidity to continue to fund our operations and the interest payments on our borrowing arrangements, including any default interest, in the absence of an acceleration of the maturity of the debt. We continue to have active discussions with our unsecured lenders and note holders regarding a restructuring of our borrowing arrangements. We have retained Miller Buckfire & Co. LLC as a financial advisor to assist us in our efforts to restructure these borrowing arrangements. We continue to believe that we will successfully renegotiate the unsecured borrowing arrangements with our lenders and note holders and that we will continue to exist as a going concern.

A fundamental principle of the preparation of financial statements in accordance with GAAP is the assumption that an entity will continue in existence as a going concern, which contemplates continuity of operations and the realization of assets and settlement of liabilities occurring in the ordinary course of business. This principle is applicable to all entities except for entities in liquidation or entities for which liquidation appears imminent. In accordance with this requirement, our policy is to prepare our consolidated financial statements on a going concern basis unless we intend to liquidate or have no other alternative but to liquidate. Our interim consolidated financial statements included in this registration statement have been prepared on a going concern basis and do not reflect any adjustments that might specifically result from the outcome of this uncertainty or our debt restructuring activities.

Note 4. Significant Accounting Policies

Interest and Dividend Income Recognition

Interest income is recorded on the accrual basis to the extent that such amounts are expected to be collected. Original issue discount (“OID”) is accreted into interest income using the effective interest method. OID initially represents the value of detachable equity warrants obtained in conjunction with the origination or purchase of loans and loan origination fees that represent yield enhancement. Dividend income is recognized on the ex-dividend date for common equity securities and on an accrual basis for preferred equity securities to the extent that such amounts are expected to be collected or realized. In determining the amount of dividend income to recognize, if any, from cash distributions on common equity securities, we will assess many factors including a portfolio company’s cumulative undistributed income and operating cash flow. Cash distributions from common equity securities received in excess of such undistributed amounts are recorded first as a reduction of our investment and then as a realized gain on investment. We stop accruing interest or dividends on our investments when it is determined that the interest or dividend is not collectible. We assess the collectability of the interest and dividends based on many factors including the portfolio company’s ability to service our loan based on current and projected cash flows as well as the current valuation of the enterprise. For investments with payment-in-kind (“PIK”) interest and cumulative dividends, we base income and dividend accruals on the valuation of the PIK notes or securities received from the borrower or the redemption value of the security. If the portfolio company valuation indicates a value of the PIK notes or securities or redemption value that is not sufficient to cover the contractual interest or dividend, we will generally not accrue interest or dividend income on the notes or securities and record an allowance for any accrued interest or dividend receivable as a reduction of interest or dividend income in the period we determine it is not collectible.

AMERICAN CAPITAL, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(unaudited)

(in millions, except per share data)

Interest income on CMBS, CLO and CDO investments is recognized on the effective interest method as required by Emerging Issues Task Force (“EITF”) Issue No. 99-20, Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets (“EITF No. 99-20”). Under EITF No. 99-20, at the time of purchase, we estimate the future expected cash flows and determine the effective interest rate based on these estimated cash flows and our cost basis. Subsequent to the purchase and on a quarterly basis, these estimated cash flows are updated and a revised yield is calculated prospectively based on the current amortized cost of the investment. To the extent the current quarterly estimated cash flows decrease from the prior quarterly estimated cash flows, the revised yield is calculated prospectively based on the amortized cost basis of the investment calculated in accordance with Financial Accounting Standards Board (the “FASB”) Staff Position No. FAS 115-2 and FAS 124-2, Recognition and Presentation of Other-Than-Temporary Impairments. In estimating these cash flows, there are a number of assumptions that are subject to uncertainties and contingencies. These include the amount and timing of principal payments (including prepayments, repurchases, defaults and liquidations), the pass through or coupon rate, and interest rate fluctuations. In addition, interest payment shortfalls due to delinquencies on the underlying loans, and the timing of and magnitude of projected credit losses on the loans underlying the securities have to be estimated. These uncertainties and contingencies are difficult to predict and are subject to future events that may impact our estimates and interest income. As a result, actual results may differ significantly from these estimates.

Investment Valuation Policy

Our investments are carried at fair value in accordance with the 1940 Act and Statement of Financial Accounting Standards (“SFAS”) No. 157, Fair Value Measurements (“SFAS No. 157”). In accordance with the 1940 Act, unrestricted minority-owned publicly traded securities for which market quotations are readily available are valued at the closing market quote on the valuation date and restricted and majority-owned publicly traded securities and other privately held securities are valued as determined in good faith by our Board of Directors. For restricted securities of companies that are publicly traded, the value is based on the closing market quote on the valuation date minus a discount for the restriction. For unrestricted securities of companies that are publicly traded for which we have a majority-owned interest, the value is based on the closing market quote on the valuation date plus a control premium if our Board of Directors determines in good faith that additional value above the closing market quote would be obtainable upon a sale or transfer of our controlling interest.

We adopted SFAS No. 157 on January 1, 2008. SFAS No. 157 provides a framework for measuring the fair value of assets and liabilities and provides guidance regarding a fair value hierarchy, which prioritizes information used to measure fair value and the effect of fair value measurements on earnings. SFAS No. 157 applies whenever other standards require (or permit) assets or liabilities to be measured at fair value but does not expand the use of fair value in any new circumstances. Due to the uncertainty inherent in the valuation process, estimates of fair value may differ significantly from the values that would have been used had a ready market for our investments existed, and the differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned.

In April 2009, the FASB issued FASB Staff Position No. 157-4, Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly (“FSP No. 157-4”). FSP No. 157-4 made amendments to SFAS No. 157 to provide additional guidance for estimating fair value in accordance with SFAS No. 157 when the volume and level of activity for the asset or liability have significantly decreased and includes guidance on identifying circumstances that

AMERICAN CAPITAL, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(unaudited)

(in millions, except per share data)

indicate a transaction is not orderly. It emphasizes that even if there has been a significant decrease in the volume and level of activity for the asset or liability and regardless of the valuation technique used, the objective of a fair value measurement remains the same that the fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction (that is, not a forced liquidation or distressed sale) between market participants at the measurement date under current market conditions. The guidance in FSP No. 157-4 is effective for periods ending after June 15, 2009 and is applied prospectively with early adoption permitted for periods ending after March 15, 2009. We adopted FSP No. 157-4 during the quarter ended March 31, 2009. The adoption of FSP No. 157-4 did not have a material impact on our consolidated financial statements.

SFAS No. 157 defines fair value in terms of the price that would be received upon the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. The price used to measure the fair value is not adjusted for transaction costs while the cost basis of our investments may include initial transaction costs. Under SFAS No. 157, the fair value measurement also assumes that the transaction to sell an asset occurs in the principal market for the asset or, in the absence of a principal market, the most advantageous market for the asset. The principal market is the market in which the reporting entity would sell or transfer the asset with the greatest volume and level of activity for the asset. In determining the principal market for an asset or liability under SFAS No. 157, it is assumed that the reporting entity has access to the market as of the measurement date. If no market for the asset exists or if the reporting entity does not have access to the principal market, the reporting entity should use a hypothetical market.

The market in which we would sell our private finance investments is the mergers and acquisition (“M&A”) market. Under SFAS No. 157, we have indentified the M&A market as our principal market for portfolio companies only if we have the ability to initiate a sale of the portfolio company as of the measurement date. We determine whether we have the ability to initiate a sale of a portfolio company based on our ability to control or gain control of the board of directors of the portfolio company as of the measurement date. In evaluating if we can control or gain control of a portfolio company as of the measurement date, we include our equity securities and those securities held by entities managed by American Capital, LLC, on a fully diluted basis. For investments in portfolio companies for which we do not have the ability to control or gain control as of the measurement date and for which there is no active market, our principal market under SFAS No. 157 is a hypothetical secondary market. In determining the fair value of European Capital Limited (“European Capital”), an investment fund that we control as of the measurement date, we have concluded that the investment’s valuation should be based on a percentage of the fund’s net asset value since the underlying assets are fair valued under SFAS No. 157. However, in determining the fair value of our investment in European Capital as of June 30, 2009, the valuation was further reduced as consideration was given to the risks associated with our ability to realize the fair value of the underlying assets since European Capital is in breach of certain financial covenants under their borrowing arrangements as of the measurement date.

Accordingly, we use the M&A market as our principal market for portfolio companies that we control or can gain control as of the measurement date, and we use a hypothetical secondary market for portfolio companies that we do not control or cannot gain control as of the measurement date. However, to the extent that an active market exists, we will consider that as our principal market. Our valuation policy considers the fact that no ready market exists for substantially all of our investments and that fair value for our investments must typically be determined using unobservable inputs.

AMERICAN CAPITAL, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(unaudited)

(in millions, except per share data)

Enterprise Value Waterfall Methodology

For investments in portfolio companies that we have identified the M&A market as the principal market, we estimate the fair value based on the enterprise value waterfall (“Enterprise Value Waterfall”) valuation methodology. For minority equity securities in which the principal market is the hypothetical secondary market, we also estimate the fair value using the Enterprise Value Waterfall valuation methodology. Prior to the adoption of SFAS No. 157, we generally used the Enterprise Value Waterfall methodology for valuing our entire private finance portfolio that was not publicly traded. Upon the adoption of SFAS No. 157, we no longer use the Enterprise Value Waterfall methodology for valuing debt and redeemable preferred equity investments that we do not control or cannot gain control as of the measurement date.

Under the Enterprise Value Waterfall valuation methodology, we estimate the enterprise value of the portfolio company and then waterfall the enterprise value over the portfolio company’s securities in order of their preference relative to one another. In using the Enterprise Value Waterfall valuation methodology, we consider the in-use valuation premise under SFAS No. 157, which assumes the loans and equity securities are sold together, and which we believe is appropriate as this would provide the maximum proceeds to the seller. In applying the Enterprise Value Waterfall valuation methodology, we also consider that in a change of control transaction, our loans are generally required to be repaid and that a buyer cannot assume the loan.

To estimate the enterprise value of the portfolio company, we prepare an analysis consisting of traditional valuation methodologies including market, income and cost approaches. We weight some or all of the traditional valuation methods based on the individual circumstances of the portfolio company in order to conclude on our estimate of the enterprise value. The methodologies consist of valuation estimates based on: valuations of comparable public companies, recent sales of private and public comparable companies, discounting the forecasted cash flows of the portfolio company, estimating the liquidation or collateral value of the portfolio company’s assets, third-party valuations of the portfolio company, considering offers from third-parties to buy the company, estimating the value to potential strategic buyers and considering the value of recent investments in the equity securities of the portfolio company.

In valuing convertible debt, equity or other similar securities, we value our investment based on our pro rata share of the residual equity value available after deducting all outstanding debt from the estimated enterprise value. We value non-convertible debt at the face amount of the debt to the extent that the estimated enterprise value of the portfolio company exceeds the outstanding debt of the portfolio company. If the estimated enterprise value is less than the outstanding debt of the company, we reduce the value of our debt investment beginning with the junior most debt such that the enterprise value less the value of the outstanding debt is zero.

Market Yield Valuation Methodology

For investments in portfolio companies for which we are required to identify the hypothetical secondary market as the principal market, we determine the fair value based on the assumptions that hypothetical market participants would use to value the investment in a current hypothetical sale using a market yield (“Market Yield”) valuation methodology based on an exchange valuation premise under SFAS No. 157.

For debt and redeemable preferred equity investments of our private finance portfolio for which we do not control or cannot gain control as of the measurement date, we estimate the fair value based on such factors as third-party broker quotes and our own assumptions in the absence of market observable data, including synthetic credit ratings, estimated remaining life, current market yield and interest rate spreads of similar loans and

AMERICAN CAPITAL, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(unaudited)

(in millions, except per share data)

securities as of the measurement date. We weight the use of third-party broker quotes in determining fair value based on our understanding of the level of actual transactions used by the broker to develop the quote and whether the quote was an indicative price or binding offer. We estimate the remaining life based on market data of the average life of similar loans. However, if we have information available to us that the loan is expected to be repaid in the near term, we would use an estimated remaining life based on the expected repayment date. If there is a significant deterioration of the credit quality of a loan, we may consider other factors that a hypothetical market participant would use to estimate fair value, including the proceeds that would be received in a liquidation analysis.

We also value our investments in Structured Products using the Market Yield valuation methodology. We estimate the fair value based on such factors as third-party broker quotes and our cash flow forecasts subject to assumptions a market participant would use regarding the investments’ underlying collateral including, but not limited to, assumptions of default and recovery rates, reinvestment spreads and prepayment rates. Cash flow forecasts are discounted using a market participant’s market yield assumptions that are derived from multiple sources including, but not limited to, third-party broker quotes, recent investments and securities and indices with similar structure and risk characteristics. We weight the use of third-party broker quotes in determining fair value based on our understanding of the level of actual transactions used by the broker to develop the quote and whether the quote was an indicative price or binding offer.

Interest Rate Derivatives

For interest rate derivative agreements, we estimate the fair value based on the estimated net present value of the future cash flows using a forward interest rate yield curve in effect as of the end of the measurement period, adjusted for nonperformance risk, if any, including a quantitative and/or qualitative evaluation of both our credit risk and our counterparty’s credit risk. We consider the impact of any collateral requirements, credit enhancements or netting arrangements in evaluating credit risk.

New Accounting Pronouncement

In April 2009, the FASB issued FASB Staff Position No. FAS 107-1 and APB 28-1, Interim Disclosures about Fair Value of Financial Instruments (“FSP No. 107-1”), which expands the fair value disclosures required for all financial instruments within the scope of SFAS No. 107 to interim periods for publicly traded entities. FSP No. 107-1 also requires entities to disclose the method(s) and significant assumptions used to estimate the fair value of financial instruments in financial statements on an interim basis and to highlight any changes of the methods and significant assumptions from prior periods. FSP No. 107-1 is effective for interim reporting periods ending after June 15, 2009 with early adoption permitted for periods ending after March 15, 2009. We adopted the interim disclosure requirements of FSP No. 107-1 as of March 31, 2009.

Derivative Financial Instruments

We maintain an interest rate risk management strategy under which we use derivative financial instruments to primarily manage the adverse impact of interest rates changes on our cash flows by locking in the spread between our asset yield and the cost of our borrowings, and to fulfill our obligation under the terms of our asset securitizations. We do not hold or issue derivative financial instruments for speculative purposes. All derivative financial instruments are recorded at fair value with changes in fair value reflected in net unrealized appreciation or depreciation of investments during the reporting period. The fair value of interest rate derivative agreements is

AMERICAN CAPITAL, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(unaudited)

(in millions, except per share data)

based on the estimated net present value of the future cash flows using the forward interest rate yield curve in effect at the end of the period, adjusted for non-performance risk based on our credit risk and our counterparty’s credit risk. We consider the impact of any collateral requirements, credit enhancements or netting arrangements in evaluating credit risk.

Our derivatives are considered economic hedges that do not qualify for hedge accounting under SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities (“SFAS No. 133”). We record the accrual of the periodic interest settlements of interest rate derivatives in net unrealized appreciation or depreciation of investments and subsequently record the amount as a realized gain or loss on investments on the interest settlement date.

In March 2008, the FASB issued SFAS No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS No. 161”). The objective of SFAS No. 161 is to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity’s financial position, financial performance, and cash flows. We have applied the disclosure requirements of SFAS No. 161 as of March 31, 2009.

Recent Accounting Pronouncements

In May 2009, the FASB issued SFAS No. 165, Subsequent Events (“SFAS No. 165”). SFAS No. 165 establishes general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. We adopted SFAS No. 165 in the second quarter of 2009 and evaluated all events or transactions through the date of this filing. During this period, we did not have any material subsequent events that impacted our interim consolidated financial statements (see Note 14, Subsequent Event).

In June 2009, the FASB issued SFAS No. 166, Accounting for Transfers of Financial Assets—an amendment of FASB Statement No. 140, (“SFAS No. 166”) which amends the derecognition guidance in SFAS No, 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, eliminates the concept of a “qualifying special-purpose entity” (“QSPE”) and requires more information about transfers of financial assets, including securitization transactions as well as a company’s continuing exposure to the risks related to transferred financial assets. SFAS No. 166 is effective for financial asset transfers occurring after the beginning of an entity’s first fiscal year that begins after November 15, 2009 and early adoption is prohibited. Management is currently evaluating the impact on our consolidated financial statements of adopting SFAS No. 166.

In June 2009, the FASB issued SFAS No. 167, Amendments to FASB Interpretation No. 46(R), (“SFAS No. 167”) which amends the consolidation guidance applicable to variable interest entities. The amendments will significantly affect the overall consolidation analysis under FASB Interpretation No. 46(R), Consolidation of Variable Interest Entities—an interpretation of ARB No. 51, (“FIN 46(R)”) and change the way entities account for securitizations and special purpose entities as a result of the elimination of the QSPE concept in SFAS No. 166. SFAS No. 167 does not amend the FIN 46(R) exception that investments accounted for at fair value in accordance with the specialized accounting guidance in the AICPA Audit and Accounting Guide, Investment Companies, are not subject to the requirements of FIN 46(R). SFAS No. 167 is effective as of the beginning of the first fiscal year that begins after November 15, 2009 and early adoption is prohibited. Management is currently evaluating the impact on our consolidated financial statements of adopting SFAS No. 167.

AMERICAN CAPITAL, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(unaudited)

(in millions, except per share data)

In June 2009, the FASB issued SFAS No. 168, The FASB Accounting Standards CodificationTM and the Hierarchy of Generally Accepted Accounting Principles—a replacement of FASB Statement No. 162 (“SFAS No. 168”). SFAS No. 168 establishes the Codification as the source of authoritative GAAP in the United States (the “GAAP hierarchy”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal securities laws are also sources of authoritative GAAP for SEC registrants. Once the Codification is in effect, all of its content will carry the same level of authority and the GAAP hierarchy will be modified to include only two levels of GAAP, authoritative and nonauthoritative. SFAS No. 168 is effective for financial statements issued for interim and annual periods ending after September 15, 2009. Management is currently evaluating the impact on our consolidated financial statements of adopting SFAS No. 168.

Note 5. Investments

Investments consist of loans and securities issued by publicly- and privately-held companies consisting of senior debt, subordinated debt, equity warrants, preferred and common equity securities and derivative agreements. Our loans are payable in installments with final maturities ranging generally from five to ten years and many are collateralized by assets of the borrower. We also make investments that do not produce current income. These investments typically consist of equity warrants, common equity and preferred equity and are identified in the accompanying consolidated schedule of investments. We also invest in both investment grade and non-investment grade Structured Products.

We fair value our investments in accordance with GAAP as determined in good faith by our Board of Directors. When available, we base the fair value of our investments on directly observable market prices or on market data derived for comparable assets. For all other investments, inputs used to measure fair value reflect management’s best estimate of assumptions that would be used by market participants in pricing the investment in a hypothetical transaction.

The levels of fair value inputs used to measure our investments are characterized in accordance with the fair value hierarchy established by SFAS No. 157. Where inputs for an asset or liability fall in more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s fair value measurement. We use judgment and consider factors specific to the investment in determining the significance of an input to a fair value measurement. The three levels of the fair value hierarchy and investments that fall into each of the levels are described below:

•

Level 1: Level 1 inputs are unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities. We use Level 1 inputs for investments in publicly traded unrestricted securities for which we do not have a controlling interest. Such investments are valued at the closing price on the measurement date.

•

Level 2: Level 2 inputs are inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. We did not value any of our investments using Level 2 inputs as of June 30, 2009.

•

Level 3: Level 3 inputs are unobservable and cannot be corroborated by observable market data. We use Level 3 inputs for measuring the fair value of substantially all of our investments. See Note 4, Investment Valuation Policy for further information regarding the investment valuation policies used to determine the fair value of our Level 3 investments.

AMERICAN CAPITAL, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(unaudited)

(in millions, except per share data)

The following fair value hierarchy table sets forth our investment portfolio by level as of June 30, 2009 and December 31, 2008, respectively (in millions):

	June 30, 2009
	Level 1	Level 2	Level 3	Total
Senior debt	$—	$—	$2,150	$2,150
Subordinated debt	—	—	2,138	2,138
Preferred equity	—	—	1,119	1,119
Common equity	115	—	421	536
Structured products	—	—	174	174
Equity warrants	—	—	68	68
Derivative agreements and other, net	—	—	(87)	(87)

Total investments, net	$115	$—	$5,983	$6,098

	December 31, 2008
	Level 1	Level 2	Level 3	Total
Senior debt	$—	$—	$2,760	$2,760
Subordinated debt	—	—	2,351	2,351
Preferred equity	—	—	1,344	1,344
Common equity	—	102	601	703
Structured products	—	—	186	186
Equity warrants	—	—	74	74
Derivative and option agreements, net	—	—	(213)	(213)

Total investments, net	$—	$102	$7,103	$7,205

The following tables set forth a summary of changes in the fair value of investment assets and liabilities measured using Level 3 inputs for the three and six months ended June 30, 2009 (in millions):

	Balances, April 1, 2009	Realized Gains/ (Losses)(1)	Reversal of Prior Period Depreciation on Realization(2)	Unrealized Appreciation/ (Depreciation)(2)(3)	Purchases, Sales, Issuances & Settlements, net(4)	Transfers In & Out of Level 3	Balances, June 30, 2009
Senior debt	$2,616	$(142)	$139	$(50)	$(413)	$—	$2,150
Subordinated debt	2,250	(195)	194	(90)	(21)	—	2,138
Preferred equity	1,271	(3)	3	(131)	(21)	—	1,119
Common equity	418	32	(21)	(363)	355	—	421
Equity warrants	58	—	—	9	1	—	68
Structured products	143	—	—	37	(6)	—	174
Derivative agreements and other, net	(92)	(18)	—	4	19	—	(87)

Total	$6,664	$(326)	$315	$(584)	$(86)	$—	$5,983

AMERICAN CAPITAL, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(unaudited)

(in millions, except per share data)

	Balances, January 1, 2009	Realized Gains/ (Losses)(1)	Reversal of Prior Period Depreciation on Realization(2)	Unrealized Appreciation/ (Depreciation)(2)(3)	Purchases, Sales, Issuances & Settlements, net(4)	Transfers In & Out of Level 3	Balances, June 30, 2009
Senior debt	$2,760	$(153)	$150	$(188)	$(419)	$—	$2,150
Subordinated debt	2,351	(222)	224	(215)	—	—	2,138
Preferred equity	1,344	(32)	33	(220)	(6)	—	1,119
Common equity	601	29	(21)	(614)	426	—	421
Equity warrants	74	(9)	7	3	(7)	—	68
Structured products	186	—	—	(10)	(2)	—	174
Derivative and option agreements and other, net	(213)	(68)	49	57	88	—	(87)

Total	$7,103	$(455)	$442	$(1,187)	$80	$—	$5,983

(1)	Included in net realized (loss) gain on investments in the consolidated statements of operations. Excludes $2 million in losses on realized foreign currency transactions on other corporate activity denominated in a foreign currency for the three and six months ended June 30, 2009, respectively.
(2)	Included in net unrealized depreciation of investments in the consolidated statements of operations.
(3)	Excludes $4 million and $2 million of unrealized depreciation related to foreign currency translation for American Capital borrowings that are denominated in a foreign currency for the three and six months ended June 30, 2009, respectively.
(4)	Includes increases in the cost basis of investments resulting from new portfolio investments, PIK interest or cumulative dividends, the amortization of discounts, premiums and closing fees and the exchange of one or more existing securities for one or more new securities as well as decreases in the cost basis of investments resulting from principal repayments or sales and the exchange of one or more existing securities for one or more new securities.

As of June 30, 2009 and December 31, 2008, loans on non-accrual status were $1,025 million and $871 million, respectively, calculated as the cost plus unamortized OID, and $310 million and $150 million, respectively, at fair value. As of June 30, 2009 and December 31, 2008, loans with a principal balance of $10 million and $28 million, respectively, were greater than three months due, excluding loans on non-accrual status.

AMERICAN CAPITAL, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(unaudited)

(in millions, except per share data)

The composition summaries of our investment portfolio, at cost and fair value as a percentage of total investments, excluding derivative and option agreements, are shown in the following tables:

	June 30, 2009	December 31, 2008
COST

Senior debt	27.5%	31.9%
Subordinated debt	25.3%	26.5%
Preferred equity	16.5%	16.3%
Common equity	20.5%	15.2%
Structured products	9.2%	9.0%
Equity warrants	1.0%	1.1%

	100.0%	100.0%

FAIR VALUE

Senior debt	34.8%	37.2%
Subordinated debt	34.5%	31.7%
Preferred equity	18.1%	18.1%
Common equity	8.7%	9.5%
Structured products	2.8%	2.5%
Equity warrants	1.1%	1.0%

	100.0%	100.0%

We use the Global Industry Classification Standards for classifying the industry groupings of our portfolio companies. The following tables show the portfolio composition by industry grouping at cost and at fair value as a percentage of total investments, excluding derivative and option agreements. Our investments in European Capital, CLO and CDO securities are excluded from the table below. Our investments in ACAS CRE CDO 2007-1, Ltd. and CMBS are classified in the Real Estate category.

	June 30, 2009	December 31, 2008
COST

Commercial Services & Supplies	11.6%	11.7%
Real Estate	10.8%	10.3%
Household Durables	6.8%	9.0%
Internet & Catalog Retail	4.8%	5.2%
Life Sciences Tools & Services	4.1%	3.9%
Food Products	4.0%	3.8%
Health Care Equipment & Supplies	3.7%	3.5%
Diversified Financial Services	3.7%	3.4%
Health Care Providers & Services	3.6%	3.6%
Auto Components	3.3%	3.1%
Hotels, Restaurants & Leisure	3.2%	3.3%
Construction & Engineering	3.1%	3.1%
Diversified Consumer Services	3.0%	3.1%
Electrical Equipment	2.8%	2.8%

AMERICAN CAPITAL, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(unaudited)

(in millions, except per share data)

	June 30, 2009	December 31, 2008
IT Services	2.3%	2.2%
Pharmaceuticals	2.0%	2.0%
Containers & Packaging	1.9%	1.9%
Electronic Equipment & Instruments	1.8%	1.8%
Computers & Peripherals	1.7%	1.8%
Software	1.7%	1.6%
Internet Software & Services	1.7%	1.7%
Building Products	1.6%	1.5%
Leisure Equipment & Products	1.5%	1.5%
Other	15.3%	14.2%

	100.0%	100.0%

	June 30, 2009	December 31, 2008
FAIR VALUE

Commercial Services & Supplies	11.4%	11.6%
Household Durables	7.2%	7.8%
Health Care Equipment & Supplies	5.6%	4.7%
Electrical Equipment	5.4%	4.7%
Real Estate	5.1%	4.8%
Internet & Catalog Retail	4.0%	4.6%
Health Care Providers & Services	3.9%	3.3%
Diversified Consumer Services	3.9%	4.3%
Hotels, Restaurants & Leisure	3.8%	3.6%
Diversified Financial Services	3.6%	3.6%
Pharmaceuticals	3.4%	2.8%
Life Sciences Tools & Services	3.2%	4.8%
Food Products	3.1%	3.0%
Auto Components	3.1%	3.2%
Software	2.7%	2.3%
IT Services	2.4%	1.8%
Electronic Equipment & Instruments	2.4%	2.2%
Construction & Engineering	2.1%	2.7%
Building Products	2.0%	2.0%
Internet Software & Services	1.9%	1.4%
Real Estate Investment Trusts	1.9%	1.5%
Computers & Peripherals	1.8%	2.0%
Containers & Packaging	1.7%	1.7%
Other	14.4%	15.6%

	100.0%	100.0%

AMERICAN CAPITAL, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(unaudited)

(in millions, except per share data)

The following tables show the portfolio composition by geographic location at cost and at fair value as a percentage of total investments, excluding Structured Products and derivative and option agreements. The geographic composition is determined by the location of the corporate headquarters of the portfolio company.

	June 30, 2009	December 31, 2008
COST

Southwest	20.8%	20.8%
Mid-Atlantic	19.5%	19.5%
International	16.6%	16.1%
South-Central	12.3%	11.6%
Northeast	11.5%	11.7%
Southeast	10.7%	12.4%
North-Central	8.1%	7.3%
Northwest	0.5%	0.6%

	100.0%	100.0%

FAIR VALUE

Southwest	26.6%	24.3%
Mid-Atlantic	20.3%	21.7%
South-Central	13.7%	13.8%
Northeast	12.4%	12.0%
Southeast	11.5%	10.7%
North-Central	11.0%	8.1%
International	4.2%	8.8%
Northwest	0.3%	0.6%

	100.0%	100.0%

Note 6. Borrowings

Our debt obligations consisted of the following as of June 30, 2009 and December 31, 2008 (in millions):

	June 30, 2009	December 31, 2008
Unsecured revolving credit facility, $1,409 million commitment	$1,388	$1,389
Unsecured public debt due October 2012	548	548
Unsecured private debt due September 2009	82	82
Unsecured private debt due August 2010	126	126
Unsecured private debt due February 2011	25	24
Unsecured private debt due September 2011	85	85
Unsecured private debt due October 2020	75	75
ACAS Business Loan Trust 2004-1 asset securitization	178	201
ACAS Business Loan Trust 2005-1 asset securitization	774	798
ACAS Business Loan Trust 2006-1 asset securitization	414	427
ACAS Business Loan Trust 2007-1 asset securitization	347	381
ACAS Business Loan Trust 2007-2 asset securitization	279	292

Total	$4,321	$4,428

AMERICAN CAPITAL, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(unaudited)

(in millions, except per share data)

The daily weighted average debt balance for the three months ended June 30, 2009 and 2008 was $4,341 million and $4,333 million, respectively. The daily weighted average debt balance for the six months ended June 30, 2009 and 2008 was $4,371 million and $4,656 million, respectively. The weighted average interest rate on all of our borrowings, including amortization of deferred financing costs, for the three months ended June 30, 2009 and 2008 was 5.5% and 4.4%, respectively. The weighted average interest rate on all of our borrowings, including amortization of deferred financing costs, for the six months ended June 30, 2009 and 2008 was 5.1% and 4.8%, respectively.

As of June 30, 2009 and December 31, 2008, the aggregate fair value of the above borrowings was $3,189 million and $3,172 million, respectively. The fair values of our debt obligations are determined in accordance with SFAS No. 157, which defines fair value in terms of the price that would be paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. It assumes that the liability is transferred to a market participant at the measurement date and that the nonperformance risk relating to that liability is the same before and after the transfer. Nonperformance risk refers to the risk that the obligation will not be fulfilled and affects the value at which the liability is transferred. The fair value of our debt obligations is based upon market interest rates for our own borrowings or entities with similar credit risk, adjusted for nonperformance risk, if any, based on a quantitative and/or qualitative evaluation of our credit risk.

Secured Revolving Credit Facility

On March 12, 2009, we terminated our $500 million secured revolving credit facility with Wachovia Capital Markets, LLC, as deal agent. All borrowings under the facility were repaid during the third quarter of 2008 and had not been redrawn. We terminated the facility in connection with our effort to further delever our balance sheet and to reduce our overall borrowing costs. We did not incur any early termination fees or penalties as a result of the termination of the facility. We recorded a loss on debt extinguishment of $5 million as a result of writing off the deferred debt issuance costs, which is recorded in net gain on debt extinguishment in the accompanying consolidated statements of operations.

Unsecured Revolving Credit Facility

As of June 30, 2009 and December 31, 2008, we were not in compliance with the minimum consolidated tangible net worth covenant and certain other covenants for this facility. In addition, as of June 30, 2009, we were not in compliance with the ratio of adjusted EBIT to interest expense covenant for this facility. On March 5, 2009, the lenders under this facility sent a notice of such events of default to us. During the continuance of these events of default, lenders representing a majority of the commitments may declare the outstanding principal and accrued interest to be due and payable immediately. Pursuant to the terms of the facility, the applicable spread on any borrowings outstanding under this facility increased during the first quarter of 2009 by 2.00% as a result of these events of default. Also, due to the events of default, all LIBOR borrowings outstanding were automatically converted into base rate loans from index rate loans. The applicable interest rate for base rate loans is the greater of the prime rate or the federal funds rate plus 0.50%. As a result of rating agency downgrades during the first quarter of 2009, the applicable spread over the applicable base rate increased from 2.25% to 3.75% and the unused commitment fee increased from 0.50% to 0.80% as of March 2, 2009. As of June 30, 2009, the total interest rate on this facility was 9.00% for borrowings denominated in U.S. dollars.

AMERICAN CAPITAL, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(unaudited)

(in millions, except per share data)

Unsecured Public Debt

As of June 30, 2009 and December 31, 2008, we were not in compliance with the asset coverage ratio covenant for these notes. Under the indenture for the notes, we had a 60-day period to cure the default, which commenced on March 3, 2009, the date that we received notice of the default from certain note holders. Following the expiration of the 60-day cure period, the default matured into an event of default under the indenture. Pursuant to the terms of the notes, during the continuance of this event of default, the trustee or the holders of at least 25% of the outstanding principal amount of the notes may declare the principal and accrued interest to be due and payable immediately. The holders of more than 50% of the outstanding principal amount of the notes can rescind any acceleration if all late payments are made and any events of default are cured or waived. As of the date of this filing, no acceleration actions have been taken by the note holders. As a result of rating agency downgrades during the first quarter of 2009, the interest rate on these notes increased by 1.75% effective February 2, 2009 to 8.60%. As of June 30, 2009, the total interest rate on this facility was 8.60%.

Unsecured Private Debt

As of June 30, 2009 and December 31, 2008, we were not in compliance with certain financial covenants, including the minimum consolidated tangible net worth covenant, the available debt asset coverage ratio covenant and the asset coverage ratio covenant for each series of these notes. In addition, as of June 30, 2009, we were not in compliance with the ratio of consolidated debt to consolidated shareholders’ equity covenant for each series of these notes. On March 5, 2009, the note holders sent a notice of such events of default to us. Pursuant to the terms of the notes, during the continuance of these events of default, the holders of more than 50% of the outstanding principal amount of each series of the notes can declare that all amounts outstanding under the notes for the respective series are immediately due and payable, at which time a default rate equal to the greater of 2.00% above the stated rate for each series or 2.00% over the prime rate will be applied on all overdue amounts. The holders of more than 50% of the outstanding principal amount of each series of notes can rescind any acceleration of the notes in that series if all late payments are made, any events of default are cured or waived and no judgment or decree has been entered for the payment of any monies due on the notes. As of the date of this filing, no acceleration actions have been taken by the note holders.

Securitizations

In February 2009, we repurchased $20 million of Class B notes issued by our indirect wholly owned consolidated subsidiary, ACAS Business Loan Trust 2007-1 for $3 million. As a result of this purchase, we recognized a $17 million gain during the quarter ended March 31, 2009, which is recorded in net gain on debt extinguishment in the accompanying consolidated statements of operations.

As of June 30, 2009, we were in compliance with our covenants in all of our asset securitizations.

Note 7. Interest Rate Derivatives

We use interest rate derivative financial instruments to manage interest rate risk and also to fulfill our obligations under the terms of our asset securitizations. We do not hold or issue derivative financial instruments for speculative purposes. All interest rate derivative financial instruments are recorded at fair value with changes in value reflected in net unrealized appreciation or depreciation of investments during the reporting period. The fair value of these instruments is based on the estimated net present value of the future cash flows using the forward interest rate yield curve in effect at the end of the period, adjusted for the nonperformance risk of us and

AMERICAN CAPITAL, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(unaudited)

(in millions, except per share data)

our counterparties. We record the accrual of periodic interest settlements of interest rate swap agreements in net unrealized appreciation or depreciation of investments and subsequently record the amount as a net realized gain or loss on investments on the interest settlement date.

We have interest rate swap agreements where we generally pay a fixed rate and receive a floating rate based on LIBOR. We also have interest rate swaption agreements where, if exercised, we pay a floating rate based on LIBOR and receive a fixed rate. The fair value of our interest rate derivative agreements are identified as separate items on our consolidated balance sheets and are described in the accompanying consolidated schedule of investments.

During the three and six months ended June 30, 2009, we recorded $4 million and $57 million, respectively, of net unrealized appreciation from interest rate swap agreements in the financial statement line item derivative, option agreements and other in our consolidated statements of operations, including unrealized depreciation of $51 million and $7 million, respectively, due to a credit risk adjustment related to changes in our credit rating. During the three and six months ended June 30, 2008, we recorded $72 million of net unrealized appreciation and $1 million of net unrealized depreciation, respectively, from interest rate swap agreements in the financial statement line item derivative, option agreements and other in our consolidated statements of operations. During the three and six months ended June 30, 2009, we recorded $18 million and $24 million, respectively, of net realized loss from interest rate swap agreements in the financial statement line item derivative and option agreements in our consolidated statements of operations consisting primarily of periodic interest settlements of interest rate swap agreements. During the three and six months ended June 30, 2008, we recorded $12 million and $11 million, respectively, of net realized loss from interest rate swap agreements in the financial statement line item derivative and option agreements in our consolidated statements of operations consisting primarily of periodic interest settlements of interest rate swap agreements.

Cash payments received or paid for the termination of an interest rate derivative agreement are recorded as a realized gain or loss upon termination in our consolidated statements of operations and are classified under investing activities on our consolidated statements of cash flows. During the six months ended June 30, 2009, one interest rate swap agreement was terminated prior to maturity. The fair value of this terminated swap liability of $3 million was included in other liabilities in our interim consolidated balance sheet as of June 30, 2009. During the three and six months ended June 30, 2008, we had a net cash settlement payments of $1 million and $2 million, respectively.

Credit Risk-Related Contingent Features

We have agreements with certain of our derivative counterparties that allow the counterparty to declare an early termination event on its outstanding derivative transactions with us if an event of default on certain of our indebtedness in amounts that range from the greater of $5 million to $15 million occurs. As of June 30, 2009, the fair value of derivatives in a liability position related to these agreements was $14 million, and our liability in the event these counterparties should elect to terminate their derivative transactions outstanding with us was $36 million.

We also have agreements with certain of our derivative counterparties that contain a provision that states that if the counterparty has accelerated certain of our indebtedness in an amount greater than $15 million, then that counterparty may declare an early termination event on its derivative transactions outstanding with us. As of June 30, 2009, the fair value of derivatives in a liability position related to these agreements was $9 million, and

AMERICAN CAPITAL, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(unaudited)

(in millions, except per share data)

our liability in the event these counterparties should elect to terminate their derivative transactions outstanding with us was $14 million.

We have an agreement with a derivative counterparty that contains a provision that states that if our unsecured debt rating falls below BB- as rated by Fitch Ratings, BB- as rated by Standard & Poor’s Rating Services or Ba3 by Moody’s Investors Services, Inc., then an additional termination event will occur, which gives the counterparty an option to declare an early termination event on its derivative transactions outstanding with us. As of June 30, 2009, this termination event had occurred, but the counterparty had not elected to terminate its transactions outstanding with us. As of June 30, 2009, the fair value of derivatives in a liability position related to this agreement was $9 million, and our liability in the event this counterparty should elect to terminate its derivative transactions outstanding with us was $25 million.

We have agreements with certain of our derivative counterparties that contain a provision that states that if our unsecured revolving credit facility is terminated, or the counterparty does not continue to be a lender under our unsecured revolving credit facility, and we do not post collateral for our derivative obligations related to this counterparty or make arrangements for the counterparty to transfer its rights and obligations under the derivative agreement within 30 days, then an additional termination event will occur, which gives the counterparty an option to declare an early termination event on its derivative transactions outstanding with us. As of June 30, 2009, this termination event had not occurred. As of June 30, 2009, the fair value of derivatives in a liability position related to these agreements was $0 and there is no liability in the event the counterparty should elect to terminate its derivative transactions outstanding with us.

Note 8. Earnings Per Share

In accordance with the provisions of SFAS No. 128, Earnings per Share (“SFAS No. 128”), basic earnings per share (“EPS”) is computed by dividing earnings available to common shareholders by the weighted average number of shares outstanding during the period. Other potentially dilutive common shares, and the related impact to earnings, are considered when calculating EPS on a diluted basis.

In the second quarter of 2009, we declared a dividend of $1.07 per share payable on August 7, 2009. Shareholders had the option to receive payment of the dividend in cash, shares of common stock, or a combination of cash and shares of common stock, provided that the aggregate cash payable to all shareholders was limited to an amount equal to 10% of the aggregate dividend (see Note 11). The common stock issuable for the dividend does not qualify for accounting treatment as a stock dividend as that term is defined within Accounting Research Bulletin No. 43, Restatement and Revision of Accounting Research Bulletins (“ARB 43”), and therefore the number of common shares outstanding or per share results for the second quarter of 2009 or prior periods will not be restated. However, in accordance with the provisions of SFAS No. 128, the shares issuable under the dividend are considered to be contingently issuable shares. As of June 30, 2009, the contingently issuable shares of common stock for payment of the dividend were approximately 67 million based on the stock price as of June 30, 2009.

In computing diluted EPS, only potential common shares that are dilutive, those that reduce earnings per share or increase loss per share, are included. The effect of stock options, unvested employee stock awards, contingently issuable shares and shares issued under forward sales agreements are not included if the result would be anti-dilutive, such as when a net loss is reported. The “control number” for determining whether including potential common shares in the diluted EPS computation would be anti-dilutive is net loss. As a result, if there is a net loss, diluted EPS is computed using the same number of weighted average shares as used in

AMERICAN CAPITAL, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(unaudited)

(in millions, except per share data)

computing basic EPS, even if we have positive net operating income. Therefore, basic EPS and diluted EPS are computed using the same number of weighted average shares for the three and six months ended June 30, 2009 and 2008 as we incurred a net loss for those periods.

Stock options, unvested employee stock awards and contingently issuable shares of 37.1 million, 6.5 million and 67.1 million and 22.8 million, 5.8 million and 0.0 million as of June 30, 2009 and 2008, respectively, were not included in the computation of diluted EPS either because the respective exercise prices are greater than the average market value of the underlying stock or their inclusion would have been anti-dilutive.

Note 9. Segment Data

Reportable segments are identified based on our organizational structure and the business activities from which we earn income. We have determined that we have two primary lines of business: 1) Investing and 2) Asset Management/Advisory.

We derive the majority of our operating income and net operating income from our Investing segment, which primarily invests in senior and subordinated debt and equity of middle market companies.

Our Asset Management/Advisory segment provides management services to both our portfolio companies and alternative asset funds. Our Asset Management/Advisory segment includes financial advisory services provided to our portfolio companies and includes both management fees for providing advice and analysis to our portfolio companies, which can be recurring in nature, and transaction structuring and financing fees for structuring, financing and executing middle market transactions, which may not be recurring in nature. Our Asset Management/Advisory segment also includes our alternative asset fund management business, which is conducted through our wholly-owned portfolio company, American Capital, LLC. To the extent that American Capital, LLC declares regular quarterly dividends of its quarterly net operating income to us, such dividends would be included in our Asset Management/Advisory segment as dividend income. The results for our Asset Management/Advisory segment also include the net realized gain (loss) and net unrealized appreciation (depreciation) of our investment in American Capital, LLC.

AMERICAN CAPITAL, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(unaudited)

(in millions, except per share data)

The following table presents segment data for the three months ended June 30, 2009 (in millions):

	Investing	Asset Management/ Advisory	Consolidated
Interest and dividend income	$124	$3	$127
Asset management and other fee income	2	11	13

Total operating income	126	14	140

Interest	60	—	60
Salaries, benefits and stock-based compensation	33	14	47
General and administrative	19	5	24

Total operating expenses	112	19	131

Operating income (loss) before income taxes	14	(5)	9
Benefit for income taxes	8	3	11

Net operating income (loss)	22	(2)	20

Net realized loss on investments	(326)	—	(326)
Net unrealized (depreciation) appreciation of investments	(245)	4	(241)

Net (decrease) increase in net assets resulting from operations	$(549)	$2	$(547)

Total assets	$6,543	$85	$6,628

The following table presents segment data for the six months ended June 30, 2009 (in millions):

	Investing	Asset Management/ Advisory	Consolidated
Interest and dividend income	$303	$3	$306
Asset management and other fee income	4	25	29

Total operating income	307	28	335

Interest	112	—	112
Salaries, benefits and stock-based compensation	67	33	100
General and administrative	34	16	50

Total operating expenses	213	49	262

Operating income (loss) before income taxes	94	(21)	73
Benefit for income taxes	8	3	11

Net operating income (loss)	102	(18)	84

Net gain on extinguishment of debt	12	—	12
Net realized loss on investments	(457)	—	(457)
Net unrealized depreciation of investments	(575)	(158)	(733)

Net decrease in net assets resulting from operations	$(918)	$(176)	$(1,094)

Total assets	$6,543	$85	$6,628

AMERICAN CAPITAL, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(unaudited)

(in millions, except per share data)

The following table presents segment data for three months ended June 30, 2008 (in millions):

	Investing	Asset Management/ Advisory	Consolidated
Interest and dividend income	$228	$11	$239
Asset management and other fee income	3	21	24

Total operating income	231	32	263

Interest	48	—	48
Salaries, benefits and stock-based compensation	27	30	57
General and administrative	10	10	20

Total operating expenses	85	40	125

Operating income (loss) before income taxes	146	(8)	138
(Provision) benefit for income taxes	(1)	8	7

Net operating income	145	—	145

Net realized gain on investments	49	—	49
Net unrealized depreciation of investments	(248)	(16)	(264)

Net decrease in net assets resulting from operations	$(54)	$(16)	$(70)

Total assets	$10,096	$360	$10,456

The following table represents segment data for six months ended June 30, 2008 (in millions):

	Investing	Asset Management/ Advisory	Consolidated
Interest and dividend income	$479	$18	$497
Asset management and other fee income	7	51	58

Total operating income	486	69	555

Interest	111	—	111
Salaries, benefits and stock-based compensation	52	61	113
General and administrative	23	20	43

Total operating expenses	186	81	267

Operating income (loss) before income taxes	300	(12)	288
(Provision) benefit for income taxes	(4)	12	8

Net operating income	296	—	296

Net realized gain on investments	82	—	82
Net unrealized depreciation of investments	(1,105)	(156)	(1,261)

Net decrease in net assets resulting from operations	$(727)	$(156)	$(883)

Total assets	$10,096	$360	$10,456

AMERICAN CAPITAL, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(unaudited)

(in millions, except per share data)

Note 10. Commitments

As of June 30, 2009, we had commitments under loan and financing agreements to fund up to $643 million to 52 portfolio companies, with $337 million of the commitments related to undrawn revolving credit facilities for European Capital (see further discussion in Note 13). These commitments are primarily composed of working capital credit facilities, acquisition credit facilities and subscription agreements. The commitments are generally subject to the borrowers meeting certain criteria such as compliance with covenants and availability under borrowing base thresholds. The terms of the borrowings and financings subject to commitment are comparable to the terms of other loan and equity securities in our portfolio.

Note 11. Income Taxes

We operate to qualify as a RIC under Subchapter M of the Code. In order to qualify as a RIC, we must annually distribute in a timely manner to our shareholders at least 90% of our taxable ordinary income of our investment company based on our tax fiscal year. Ordinary income includes net short-term capital gains but excludes net long-term capital gains. A RIC is not subject to federal income tax on the portion of its ordinary income and long-term capital gains that are distributed to its shareholders. As permitted by the Code, a RIC can designate dividends paid in the subsequent tax year as dividends of current year ordinary income and net long-term gains if those dividends are both declared by the extended due date of the RIC’s federal income tax return and paid to shareholders by the last day of the subsequent tax year. We have distributed, or intend to distribute, sufficient dividends to eliminate taxable income for all of our tax fiscal years. If we fail to satisfy the 90% distribution requirement or otherwise fail to qualify as a RIC in any tax year, we would be subject to income tax in such year on all of our taxable income, regardless of whether we made any distributions to our shareholders. We have a tax fiscal year that ends on September 30.

On January 7, 2009, the Internal Revenue Service (“IRS”) issued a revenue procedure that temporarily allows a RIC to distribute its own stock as a dividend for the purpose of fulfilling its distribution requirements. Pursuant to this revenue procedure, a RIC may treat a distribution of its own stock as a dividend if (i) the stock is publicly traded on an established securities market, (ii) the distribution is declared with respect to a taxable year ending on or before December 31, 2009 and (iii) each shareholder may elect to receive his or her entire distribution in either cash or stock of the RIC subject to a limitation on the aggregate amount of cash to be distributed to all shareholders, which must be at least 10% of the aggregate declared distribution. If too many shareholders elect to receive cash, each shareholder electing to receive cash will receive a pro rata amount of cash (with the balance of the distribution paid in stock). In no event will any shareholder electing to receive cash receive less than 10% of his or her entire distribution in cash.

On June 11, 2009, our Board of Directors declared a dividend of $1.07 per share payable on August 7, 2009 to shareholders of record as of the close of business on June 22, 2009, with an ex-dividend date of June 18, 2009. At the election of each shareholder, the dividend is payable in either cash or in shares of common stock, or in a combination of cash and common stock in accordance with the above IRS Revenue Procedure. If the aggregate amount of the cash elections exceeds 10% of the aggregate dividend amount, the cash portion will be prorated among the shareholders electing to receive cash. The remaining portion of the dividend will be paid in shares of common stock. The number of shares of common stock comprising the stock portion will be determined based on the volume weighted average price of our stock on the NASDAQ Global Select Market on July 27, July 28 and July 29, 2009. The exact distribution of cash and stock to each shareholder will depend on the shareholder’s election as well as elections of other shareholders. This dividend includes our remaining 2008 taxable income and a portion of our estimated 2009 taxable income (See further discussion in Note 14).

AMERICAN CAPITAL, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(unaudited)

(in millions, except per share data)

The 1940 Act could prohibit us as a BDC from paying any cash dividend when our asset to debt coverage as determined under the 1940 Act is less than 200% and we have public bonds outstanding. However, the staff of the Securities and Exchange Commission has provided us with no-action relief to the effect that we may declare and pay a cash dividend in these circumstances, provided that the cash portion does not exceed the 10% cash minimum required by the IRS Revenue Procedure.

As a RIC, we are also subject to a nondeductible federal excise tax of 4% if we do not distribute at least 98% of our ordinary income, excluding net short-term capital gains, in any calendar year and 98% of our capital gains for each one-year period ending October 31, including any undistributed income from the prior excise tax year. For the calendar year ended December 31, 2008 we accrued $14 million of federal excise tax attributable to undistributed ordinary income. During the quarter ended June 30, 2009, we lowered our estimate of calendar year 2008 ordinary income and federal excise tax, which resulted in an $8 million tax benefit for the three and six months ended June 30, 2009 which is included in benefit for income taxes in our consolidated statements of operations.

Note 12. Related Party Transactions

Prior to the enactment of the Sarbanes-Oxley Act in June 2002, we provided loans to employees for the exercise of stock options under the employee stock option plans. The loans required the current payment of interest at a market rate, had varying terms not exceeding nine years and were recorded as a reduction of shareholders’ equity in the accompanying consolidated balance sheets. The loans were evidenced by full recourse notes and had to be repaid in full at the earlier of maturity or 60 days following termination of employment. The shares of our common stock that the employees purchased with the proceeds of a loan were posted as collateral. Under the terms of the loan agreements, if 95% of the outstanding loan balance was less than the aggregate value of the common stock collateral for such loan and any additional collateral, the loan maturity would be automatically accelerated and the collateral foreclosed upon. Pursuant to the loan agreements, the value of the original shares of common stock collateral was the greater of NAV per share or the average of the closing prices for the last 20 trading days. The employees could avoid acceleration under their respective loans and foreclosure by delivering additional collateral to us prior to an event of default. As of December 31, 2008, the aggregate amount of the notes receivable relating to stock option exercises was $5 million. The loans were secured by an aggregate 0.2 million shares of the common stock purchased with the proceeds from the loans.

During February 2009, an employee pledged an additional 0.9 million shares of our common stock as collateral, which was valued at the closing prices for the last 20 trading days. Due to the decline in our NAV per share as of December 31, 2008, the outstanding stock option loans became under collateralized on March 2, 2009, triggering an automatic event of default and foreclosure on the 1.1 million shares of common stock collateral in satisfaction of the loans. The shares of common stock that we received in the foreclosure are included in treasury stock and are not included in our outstanding shares of common stock. We have no further stock option loans outstanding as of June 30, 2009.

Note 13. Investment in European Capital

Acquisition of European Capital

On November 10, 2008, American Capital and European Capital entered into an implementation agreement regarding our proposal to acquire all of the ordinary shares of European Capital held by other investors, representing 32.3% of European Capital’s outstanding ordinary shares, by means of a “scheme of arrangement”

AMERICAN CAPITAL, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(unaudited)

(in millions, except per share data)

under Guernsey company law. Under the terms of the agreement, each European Capital shareholder other than us would receive 0.333 of our shares of common stock for every one ordinary share that they owned of European Capital. On February 19, 2009, our shareholders approved a proposal authorizing us to sell shares of our common stock below NAV per share in certain instances, including in connection with the proposed acquisition of European Capital. On March 19, 2009, the proposed transaction was approved by a special majority of the shareholders of European Capital, not including us. The acquisition became effective as of March 26, 2009, following approval of the Royal Court of Guernsey. In connection with the transaction, we issued 11.5 million shares of our common stock with a value of $25 million as of March 26, 2009 in exchange for the outstanding European Capital ordinary shares.

Put Option Agreement

On November 19, 2008, we entered into a put option agreement with European Capital under which European Capital could put some or all of certain investments to us at a predetermined put price. Under the terms of the agreement, the put option could be exercised at any time commencing on January 1, 2010 and expiring on December 31, 2010. In consideration for entering into the put option agreement, European Capital paid us €16 million ($20 million). The fair value of the put option liability as of December 31, 2008 was $69 million (€49 million), which is included in derivative and option agreements in our consolidated balance sheet. On March 30, 2009, we entered into a termination agreement with European Capital to terminate the put option agreement. Under the terms of the termination agreement, we settled the put option obligation by paying European Capital the fair value of the put option obligation of $65 million (€49 million). As a result, we recognized a realized loss of $44 million offset by the reversal of unrealized depreciation of $49 million in our consolidated statements of operations.

Revolving Credit Facilities

In February 2008, we provided a $400 million subordinated, unsecured revolving credit facility (the “Term A Facility”) to European Capital. Borrowings under the Term A Facility bear interest at LIBOR plus 700 basis points. The Term A Facility has an unused commitment fee of 20 basis points and matures in February 2011. In October 2008, we amended the loan agreement to extend an additional $250 million subordinated, unsecured revolving credit facility (the “Term B Facility”) to European Capital. Borrowings under the Term B Facility bear interest at LIBOR plus 800 basis points. The Term B Facility has an unused commitment fee of 20 basis points and matures in November 2009.

On June 29, 2009, American Capital and European Capital entered into an agreement whereby the outstanding borrowings under the Term A Facility of $319 million were exchanged for 325.1 million ordinary shares of European Capital and the Term A Facility commitment amount was reduced from $400 million to $87 million. As of June 30, 2009, there was no outstanding balance under the Term A Facility or the Term B Facility.

Under each facility, standby letters of credit can be issued for the account of European Capital. Issuances of standby letters of credit would reduce the available commitments under each facility. Any funding of a standby letter of credit by American Capital that is not reimbursed by European Capital on the disbursement date will bear interest at the rate of the respective facility. As of June 30, 2009, there were $123 million of standby letters of credit issued under the Term B Facility.

AMERICAN CAPITAL, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(unaudited)

(in millions, except per share data)

Note 14. Subsequent Event

On August 7, 2009, we paid a dividend of $1.07 per share to shareholders of record as of the close of business on June 22, 2009, with an ex-dividend date of June 18, 2009 (See Note 11). Shareholders had until July 24, 2009 to elect whether to receive the dividend in cash (up to an aggregate maximum of 10% of the total dividend paid) or in shares of common stock. Due to the original terms of the dividend, shareholders who elected to receive cash received a combination of cash and common stock.

Based on shareholder elections, the dividend consisted of $24 million in cash and 67 million shares of common stock, or 30% of our outstanding common stock prior to the dividend payment. The amount of cash elected to be received was greater than the cash limit of 10% of the aggregate dividend amount, thus resulting in the payment of a combination of cash and stock to shareholders who elected to receive cash. The number of shares of common stock comprising the stock portion was calculated based on a price of $3.2199 per share, the average of the volume weighted trading price per share on the NASDAQ Global Select Market on July 27, 28 and 29, 2009.

Shareholders who elected to receive the dividend solely in shares of common stock and shareholders who did not make an election received 0.332 shares of common stock for each share of common stock they owned on the record date. Holders of approximately 42% of our common stock elected to receive only stock or did not make an election. Shareholders who elected to receive the dividend in all cash, received cash in the amount of $0.185 per share or 17% of the $1.07 dividend, and 0.275 shares of common stock, or 83% of the total dividend, for each share of common stock they owned on the record date. Fractional shares were issued, if applicable.

Part C—Other Information

Item 25. Financial Statements and Exhibits

1. Consolidated Financial Statements:

Included in Parts A and B of the registration statement:

AMERICAN CAPITAL, LTD.

2. Exhibits:

2.a. American Capital, Ltd. Third Amended and Restated Certificate of Incorporation, filed herewith.

*  2.b. American Capital, Ltd. Second Amended and Restated Bylaws, as amended, incorporated herein by reference to Exhibit 3.2 of Form 10-Q for the quarter ended June 30, 2008 (File No. 814-00149), filed on August 8, 2008.

2.d.1. Instruments defining the rights of holders of securities: See Article IV of our Third Amended and Restated Certificate of Incorporation, filed herewith as Exhibit 2.a.

*  2.d.2. Instruments defining the rights of holders of securities: See Section I of our Second Amended and Restated Bylaws, as amended, incorporated herein by reference to Exhibit 3.2 of Form 10-Q for the quarter ended June 30, 2008 (File No. 814-00149), filed on August 8, 2008.

*  2.d.3. Indenture between American Capital, Ltd. and Wilmington Trust Company, as successor trustee, dated as of April 26, 2007, incorporated herein by reference to Exhibit 2.d.3. of the Registration Statement on Form N-2 (File No. 333-142398), filed on April 26, 2007.

*  2.d.4. Form of First Supplemental Indenture by and between American Capital, Ltd. and Wilmington Trust Company, as successor trustee, dated as of July     , 2007, incorporated herein by reference to Exhibit d.4 of Post-Effective Amendment No. 1 to the Registration Statement on Form N-2 (File No. 333-142398), filed on July 18, 2007.

*  2.d.5. Form of 6.85% Senior Note due 2012, incorporated herein by reference to Exhibit d.5 of Post-Effective Amendment No. 1 to the Registration Statement on Form N-2 (File No. 333-142398), filed on July 18, 2007.

*  2.d.6. Statement of Eligibility of Trustee on Form T-1, incorporated herein by reference to Exhibit 25 of the Registration Statement on Form N-2 (File No. 333-142398), filed April 26, 2007.

*  2.e. Third Amended and Restated Dividend Reinvestment Plan, incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 (File No. 333-123340), filed on March 30, 2007.

2.h.1. Form of Underwriting Agreement, filed herewith.

2.h.2. Form of Underwriting Agreement for Debt Securities, filed herewith.

*  2.i.1. Form of American Capital Strategies, Ltd. Employee Investment and Stock Ownership Plan, incorporated herein by reference to Exhibit 4 to the Registration Statement on Form S-8 (File No. 333-34352), filed on April 7, 2000.

*  2.i.2. Form of American Capital Strategies, Ltd. 1997 Stock Option Plan, incorporated herein by reference to Exhibit 2.i.2 of the Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2 (File No. 333-29943), filed on August 12, 1997, as further amended by Amendment No. 1 incorporated herein by reference to Attachment II to the Definitive Proxy Statement for the 1998 Annual Meeting (File No. 814-00149), filed on April 15, 1998.

*  2.i.3. Form of American Capital Strategies, Ltd. 1997 Disinterested Director Stock Option Plan, incorporated herein by reference to Attachment I to the Definitive Proxy Statement for 1998 Annual Meeting (File No. 814-00149), filed April 15, 1998.

*  2.i.4. Form of American Capital Strategies, Ltd., 2000 Employee Stock Option Plan, incorporated herein by reference to Appendix II to the Definitive Proxy Statement for the 2000 Annual Meeting filed on April 5, 2000, as amended by Amendment No. 1 incorporated herein by reference to Exhibit II to the Definitive Proxy Statement for the 2001 Annual Meeting (File No. 814-00149), filed on April 3, 2001.

*  2.i.5. Form of American Capital Strategies, Ltd., 2000 Disinterested Director Stock Option Plan, incorporated by reference to Appendix III to the Definitive Proxy Statement for the 2000 Annual Meeting (File No. 814-00149), filed on April 5, 2000.

*  2.i.6. Form of American Capital Strategies, Ltd. 2002 Employee Stock Option Plan, incorporated herein by reference to Exhibit I to the Definitive Proxy Statement for the 2002 Annual Meeting (File No. 814-00149), filed on April 12, 2002.

*  2.i.7. Form of American Capital Strategies, Ltd. 2003 Employee Stock Option Plan, incorporated by reference to Exhibit I to the Definitive Proxy Statement for the 2003 Annual Meeting (File No. 814-00149), filed on April 10, 2003.

*  2.i.8 Form of American Capital Strategies, Ltd. 2004 Employee Stock Option Plan, incorporated by reference herein to exhibit to the Definitive Proxy Statement for the 2004 Annual Meeting (File No. 814-00149), filed March 26, 2004.

*  2.i.9. Form of American Capital Strategies, Ltd. 2005 Employee Stock Option Plan, incorporated by reference to Exhibit III to the Definitive Proxy Statement for the 2004 Annual Meeting (File No. 814-00149) filed on April 26, 2005.

*  2.i.10. Form of American Capital Strategies, Ltd. 2006 Employee Stock Option Plan, incorporated by reference to Exhibit I to the Definitive Proxy Statement for the 2006 Annual Meeting (File No. 814-00149) filed on April 11, 2006.

*  2.i.11. Form of Amended and Restated American Capital Performance Incentive Plan, incorporated by reference to Exhibit II to the Definitive Proxy Statement for the 2006 Annual Meeting (File No. 814-00149) filed on April 11, 2006, as amended by Amendment No. 1 to Amended and Restated American Capital Performance Incentive Plan, filed herewith, and Amendment No. 2 to American Capital Performance Incentive Plan, incorporated herein by reference to Exhibit 10.2 of Form 10-Q for the quarter ended June 30, 2008.

*  2.i.12. Form of Acceptance and Election Agreement for Amended and Restated American Capital Incentive Bonus Plan, incorporated by reference herein to Exhibit 2.i.12 of the Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2 (File No. 333-133571), filed June 26, 2006.

*  2.i.13. Form of American Capital Strategies, Ltd. 2007 Stock Option Plan, incorporated herein by reference to Exhibit I to the Definitive Proxy Statement for the 2007 Annual Meeting (File No. 814-00149), filed March 27, 2007.

*  2.i.14. American Capital, Ltd. Disinterested Director Retention Plan, incorporated herein by reference to Exhibit 10.14 of Form 10-K for the year ended December 31, 2008 (File No. 814-00149), filed March 2, 2008.

*  2.i.15. Form of American Capital Strategies, Ltd. 2008 Stock Option Plan, incorporated herein by reference to Exhibit I to the Definitive Proxy Statement for the 2008 Annual Meeting (File No. 814-00149), filed April 4, 2008.

*  2.i.16. Form of American Capital, Ltd. 2009 Stock Option Plan, incorporated herein by reference to Exhibit II to the Definitive Proxy Statement for the 2009 Annual Meeting (File No. 814-00149), filed April 30, 2009.

*  2.j.1. Custodian Agreement between American Capital Strategies, Ltd. and Riggs Bank, N.A., dated as of August 27, 1997, incorporated herein by reference to Exhibit 2.j.2 of the Pre-Effective Amendment No. 2 to the Registration statement on Form N-2 (File No. 333-29943) filed August 29, 1997.

*  2.j.2. Amended and Restated Custodian Agreement between American Capital Strategies, Ltd. and Wells Fargo Bank, National Association, dated as of February 2, 2007, incorporated herein by reference to Exhibit 2.j.2 of the Registration Statement on Form N-2 (File No. 333-142398), filed on April 26, 2007.

*  2.k.3. Amended and Restated Trust Agreement by and among ACAS Business Loan LLC, 2006-1, as the Trust Depositor, M&T Trust Company of Delaware, as the Owner Trustee, Certificate Registrar, and Paying Agent, and American Capital Strategies, Ltd., as the Servicer, dated July 28, 2006, incorporated herein by reference to Exhibit 10.2 of Form 10-Q for the quarter ended September 30, 2006 (File No. 814-00149), filed November 9, 2006.

*  2.k.4. Purchase and Sale Agreement, dated October 1, 2006, between American Capital Strategies, Ltd. and American Capital Equity I, LLC, incorporated herein by reference to Exhibit 1.0 of Form 8-K, dated October 5, 2006.

*  2.k.5. ACAS Transfer Agreement between American Capital Strategies, Ltd., as the Originator, and ACAS Business Loan LLC, 2006-1, as the Trust Depositor, dated July 28, 2006, incorporated herein by reference to Exhibit 10.3 of Form 10-Q for the quarter ended September 30, 2006 (File No. 814-00149), filed November 9, 2006.

*  2.k.6. Transfer and Servicing Agreement by and among ACAS Business Loan Trust 2006-1, as the Issuer, ACAS Business Loan LLC, 2006-1, as the Trust Depositor, American Capital Strategies, Ltd., as the Originator and Servicer, and Wells Fargo Bank, National Association, as the Indenture Trustee and the Backup Servicer, dated July 28, 2006, incorporated herein by reference to Exhibit 10.4 of Form 10-Q for the quarter ended September 30, 2006 (File No. 814-00149), filed November 9, 2006.

*  2.k.7. Indenture, by and between ACAS Business Loan Trust 2006-1, as the Issuer, and Wells Fargo Bank, National Association, as the Indenture Trustee, dated July 28, 2006, incorporated herein by reference to Exhibit 4.5 of Form 10-Q filed on November 9, 2006.

*  2.k.8. Credit Agreement by and among American Capital Strategies, Ltd., as Borrower, Wachovia Bank, National Association, as the Administrative Agent, Swingline Lender, and Issuing Lender, and the Lenders listed therein, dated May 16, 2007, incorporated herein by reference to Exhibit 10.1 of Form 8-K dated May 22, 2007, as amended by the First Amendment to Credit Agreement and Waiver, dated December 7, 2007, filed herewith, and by the Second Amendment to Credit Agreement, dated September 29, 2008, incorporated herein by reference to Exhibit 10.1 of Form 8-K dated October 3, 2008.

*  2.k.9. Fourth Amended and Restated Intercreditor and Lockbox Administration Agreement among American Capital Strategies, Ltd., Wells Fargo Bank, National Association, Wachovia Capital Markets, LLC, Branch Banking and Trust Company, and Harris Nesbitt Corp., dated as of August 10, 2004, incorporated herein by reference to Exhibit 10.7 of Form 10-Q for the quarter ended September 30, 2004 (File No. 814-00149) filed November 9, 2004.

*  2.k.10. ACAS Transfer Agreement between American Capital Strategies, Ltd. and ACAS Business Loan LLC, 2004-1, dated as of December 2, 2004, incorporated herein by reference to Exhibit 10.3 of Form 8-K dated December 8, 2004.

*  2.k.11. Transfer and Servicing Agreement among ACAS Business Loan Trust 2004-1, ACAS Business Loan LLC, 2004-1, Wells Fargo Bank, National Association, and American Capital Strategies, Ltd. dated as of December 2, 2004, incorporated herein by reference to Exhibit 10.2 of Form 8-K dated December 8, 2004, as amended by Amendment No. 1 to Transfer and Servicing Agreement, by and among ACAS Business Loan Trust 2004-1, ACAS Business Loan LLC, 2004-1, American Capital Strategies, Ltd. and Wells Fargo Bank, National Association, dated as of September 22, 2005, incorporated by reference herein to Exhibit 10.18 of Form 10-Q for the quarter ended September 30, 2005 (File No. 814-00149), filed November 29, 2005.

*  2.k.12. Indenture, between Wells Fargo Bank, National Association, as Indenture Trustee and ACAS Business Loan Trust 2004-1, as the Issuer, dated as of December 2, 2004, incorporated herein by reference to Exhibit 4.1 of Form 8-K dated December 8, 2004.

*  2.k.13. Amended And Restated Trust Agreement, by and among ACAS Business Loan LLC, 2005-1, Wachovia Bank of Delaware, National Association, and American Capital Strategies, Ltd., dated as of October 4, 2005, incorporated herein by reference to Exhibit 10.23 of Form 10-Q for the quarter ended September 30, 2005 (File No. 814-00149), filed November 9, 2005.

*  2.k.14. ACAS Transfer Agreement, between American Capital Strategies, Ltd. and ACAS Business Loan LLC, 2005-1, dated as of October 4, 2005, incorporated herein by reference to Exhibit 10.27 of Form 10-Q for the quarter ended September 30, 2005 (File No. 814-00149), filed November 9, 2005.

*  2.k.15. Transfer And Servicing Agreement, by and among ACAS Business Loan Trust 2005-1, ACAS Business Loan LLC, 2005-1, American Capital Strategies, Ltd. and Wells Fargo Bank, National Association, dated as of October 4, 2005, incorporated herein by reference to Exhibit 10.28 of Form 10-Q for the quarter ended September 30, 2005 (File No. 814-00149), filed November 9, 2005.

*  2.k.16. Purchase Agreement, by and among American Capital Strategies, Ltd., ACAS Business Loan LLC, 2005-1, ACAS Business Loan Trust 2005-1, Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Banc of America Securities LLC, BB&T Capital Markets, a division of Scott & Stringfellow, Inc., Harris Nesbitt Corp., and HVB Capital Markets, Inc., dated September 29, 2005, incorporated herein by reference to Exhibit 10.29 of Form 10-Q for the quarter ended September 30, 2005 (File No. 814-00149), filed November 9, 2005.

*  2.k.17. Class A-2A Note Purchase Agreement by and among ACAS Business Loan Trust 2005-1, Wells Fargo Bank, National Association, Centauri Corporation and Wachovia Bank, National Association, dated October 4, 2005, incorporated herein by reference to Exhibit 10.30 of Form 10-Q for the quarter ended September 30, 2005 (File No. 814-00149), filed November 9, 2005.

*  2.k.18. Class A-2A Note Purchase Agreement by and among ACAS Business Loan Trust 2005-1, Wells Fargo Bank, National Association, Five Finance Corporation and Wachovia Bank, National Association, dated October 4, 2005, incorporated herein by reference to Exhibit 10.31 of Form 10-Q for the quarter ended September 30, 2005 (File No. 814-00149), filed November 9, 2005.

*  2.k.19. Class A-2A Note Purchase Agreement by and among ACAS Business Loan Trust 2005-1, Wells Fargo Bank, National Association, Dorado Corporation and Wachovia Bank, National Association, dated October 4, 2005, incorporated herein by reference to Exhibit 10.32 of Form 10-Q for the quarter ended September 30, 2005 (File No. 814-00149), filed November 9, 2005.

*  2.k.20. Indenture, by and between ACAS Business Loan Trust 2005-1, as the Issuer, and Wells Fargo Bank, National Association, as the Indenture Trustee, dated as of October 4, 2005, incorporated herein by reference to Exhibit 4.8 of Form 10-Q for the quarter ended June 30, 2005 (File No. 814-00149), filed November 9, 2005.

*  2.k.21. Purchase Agreement, by and among American Capital Strategies, Ltd., ACAS Business Loan LLC, 2004-1, ACAS Business Loan Trust 2004-1, Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc., Harris Nesbitt Corp. and BB&T Capital Markets, a division of Scott & Stringfellow, dated as of November 22, 2004, incorporated herein by reference to Exhibit 10.1 of Form 8-K dated December 8, 2004.

*  2.k.22. Amended and Restated Employment Agreement between American Capital, Ltd. and Malon Wilkus, entered into and effective as of March 27, 2009, incorporated herein by reference to Exhibit 10.12 of Form 10-Q for the quarter ended March 31, 2009 (File No. 814-00149), filed May 112, 2009.

*  2.k.23. Amended and Restated Employment Agreement between American Capital, Ltd. and John Erickson, entered into and effective as of March 27, 2009, incorporated herein by reference to Exhibit 10.7 of Form 10-Q for the quarter ended March 31, 2009 (File No. 814-00149), filed May 11, 2009.

*  2.k.24. Amended and Restated Employment Agreement between American Capital, Ltd. and Ira Wagner, executed as of December 23, 2008, incorporated herein by reference to Exhibit 10.11 of Form 10-Q for the quarter ended March 31, 2009 (File No. 814-00149), filed May 11, 2009.

*  2.k.25. Amended and Restated Employment Agreement between American Capital, Ltd. and Roland Cline, entered into and effective as of March 27, 2009 executed, incorporated herein by reference to Exhibit 10.6 of Form 10-Q for the quarter ended March 31, 2009 (File No. 814-00149), filed May 11, 2009.

*  2.k.26. Amended and Restated Employment Agreement between American Capital, Ltd. and Gordon O’Brien, entered into and effective as of March 27, 2009, incorporated herein by reference to Exhibit 10.10 of Form 10-Q for the quarter ended March 31, 2009 (File No. 814-00149), filed May 11, 2009.

*  2.k.27. Amended and Restated Employment Agreement between American Capital, Ltd. and Darin Winn, entered into and effective as of March 27, 2009, incorporated herein by reference to Exhibit 10.13 of Form 10-Q for the quarter ended March 31, 2009 (File No. 814-00149), filed May 11, 2009.

*  2.k.28. Amended and Restated Employment Agreement between American Capital, Ltd. and Samuel A. Flax, entered into and effective as of March 27, 2009 executed, incorporated herein by reference to Exhibit 10.8 of Form 10-Q for the quarter ended March 31, 2009 (File No. 814-00149), filed May 11, 2009.

*  2.k.29. Amended and Restated Employment Agreement between American Capital, Ltd. and Brian Graff, entered into and effective as of March 27, 2009, incorporated herein by reference to Exhibit 10.9 of Form 10-Q for the quarter ended March 31, 2009 (File No. 814-00149), filed May 11, 2009.

*  2.k.30. Amended and Restated Employment Agreement between American Capital, Ltd. and Steven W. Burge, entered into and effective as of March 27, 2009, incorporated herein by reference to Exhibit 10.5 of Form 10-Q for the quarter ended March 31, 2009 (File No. 814-00149), filed May 11, 2009.

*  2.k.31. Indenture, by and between ACAS Business Loan Trust 2007-1, as the Issuer, and Wells Fargo Bank, National Association, as the Indenture Trustee, dated April 24, 2007, incorporated herein by reference to Exhibit 4.5 of Form 10-Q for the quarter ended June 30, 2007 (File No. 814000149), filed on August 9, 2007.

*  2.k.32. Amended And Restated Trust Agreement, by and among ACAS Business Loan LLC, 2007-1, Wilmington Trust Company and American Capital Strategies, Ltd., dated as of April 24, 2007, incorporated herein by reference to Exhibit 10.23 of Form 10-Q for the quarter ended June 30, 2007 (File No. 814-00149), filed August 9, 2007.

*  2.k.33. ACAS Transfer Agreement, between American Capital Strategies, Ltd. and ACAS Business Loan LLC, 2007-1, dated as of April 24, 2007, incorporated herein by reference to Exhibit 10.2 of Form 10-Q for the quarter ended June 30, 2007 (File No. 814-00149), filed August 9, 2007.

*  2.k.34. Transfer And Servicing Agreement, by and among ACAS Business Loan Trust 2007-1, ACAS Business Loan LLC, 2007-1, American Capital Strategies, Ltd. and Wells Fargo Bank, National Association, dated as of April 24, 2007, incorporated herein by reference to Exhibit 10.3 of Form 10-Q for the quarter ended June 30, 2007 (File No. 814-00149), filed August 9, 2007.

*  2.k.35. Note Purchase Agreement by and among American Capital Strategies, Ltd., The Prudential Assurance Company Limited (PAC), Panther CDO III B.V. and Panther CDO I B.V., dated February 9, 2006 incorporated herein by reference to Exhibit 10.1 of Form 8-K (File No. 814-00149), dated February 15, 2006, as amended by the First Amendment, dated as of March 30, 2009, to the Note Purchase Agreement dated as of February 9, 2006 between American Capital, Ltd. (f/k/a American Capital Strategies, Ltd.) and each of the Noteholders listed on the signature pages thereto, incorporated herein by reference to Exhibit 10.4 of Form 10-Q for the quarter ended March 31, 2009 (File No. 814-00149) filed May 11, 2009.

*  2.k.36. Note Purchase Agreement by and among American Capital Strategies, Ltd., Bear, Stearns & Co. Inc. and Merrill Lynch International, dated September 26, 2005, incorporated herein by reference to Exhibit 10.10 of Form 8-K (File No. 814-00149), dated September 28, 2005 as amended by the First Amendment, dated as of March 30, 2009, to the Note Purchase Agreement dated as of September 26, 2005 between American Capital, Ltd. (f/k/a American Capital Strategies, Ltd.) and each of the Noteholders listed on the signature pages thereto, incorporated herein by reference to Exhibit 10.3 of Form 10-Q for the quarter ended March 31, 2009 (File No. 814-00149) filed May 11, 2009.

*  2.k.37. Note Purchase Agreement by and among American Capital Strategies, Ltd., and the purchasers listed on Exhibit A attached thereto, dated as of August 1, 2005, incorporated herein by reference to Exhibit 10.1 of

Form 10-Q for the quarter ended June 30, 2005 (File No. 814-00149), filed August 9, 2005 as amended by the First Amendment, dated as of March 30, 2009, to the Note Purchase Agreement dated as of August 1, 2005 between American Capital, Ltd. (f/k/a American Capital Strategies, Ltd.) and each of the Noteholders listed on the signature pages thereto, incorporated herein by reference to Exhibit 10.2 of Form 10-Q for the quarter ended March 31, 2009 (File No. 814-00149) filed May 11, 2009.

*  2.k.38. Note Purchase Agreement by and among American Capital Strategies, Ltd., and the purchasers listed on Exhibit A attached thereto, dated September 1, 2004, incorporated herein by reference to Exhibit 10.12 of Form 10-Q for the quarter ended September 30, 2004 (File No. 814-00149), filed November 9, 2004, as amended by the First Amendment, dated as of March 30, 2009, to the Note Purchase Agreement dated as of September 1, 2004 between American Capital, Ltd. (f/k/a American Capital Strategies, Ltd.) and each of the Noteholders listed on the signature pages thereto, incorporated herein by reference to Exhibit 10.1 of Form 10-Q for the quarter ended March 31, 2009 (File No. 814-00149) filed May 11, 2009.

2.n.1. Consent of Ernst & Young LLP, filed herewith.

2.n.2. Opinion of Ernst & Young LLP, independent registered accounting firm, regarding “Senior Securities” table contained herein, filed herewith.

2.n.3. Opinion and consent of Arnold & Porter LLP, filed herewith.

*  2.r. American Capital Strategies, Ltd. Code of Ethics and Conduct, incorporated herein by reference to Exhibit 2.r of the Registration Statement on Form N-2 (File No. 333-113859), filed March 23, 2004 and American Capital Strategies, Ltd. Personal Investments Code, incorporated herein by reference to Exhibit 2.r of Pre-Effective Amendment No. 1 to Registration Statement on Form N-2 (File No. 333-125278), filed July 29, 2005.

24. Power of Attorney of directors and officers, filed herewith.

*  99.1 Computation of Earnings to Fixed Charges, incorporated herein by reference to Exhibit 12.1 of Form 10-K for the year ended December 31, 2008 (File No. 814-00149), filed March 2, 2009.

*	Previously filed in whole or in part.

Item 26. Marketing Arrangements

The information contained under the heading “Plan of Distribution” on page 126 of the prospectus is incorporated herein by reference, and any information concerning any underwriters will be contained in the accompanying prospectus supplement, if any.

Item 27. Other Expenses of Issuance and Distribution**

Commission Registration Fee	$171,882
NASDAQ additional listing fee	65,000
Accounting fees and expenses	500,000
Legal fees and expenses	500,000
Printing and engraving	750,000
Registrar and transfer agent’s fees	10,000
Miscellaneous fees and expenses	15,000

Total	$2,011,882

**	Estimated for filing purposes and excludes fees previously paid.

Item 28. Persons Controlled By Or Under Common Control

Consolidated Subsidiaries

1)	American Capital Financial Services, Inc., a Delaware corporation (“ACFS”); we own 100% of the stock.

2)	ACS Funding Trust I, a Delaware statutory trust. We are the sole owner.

3)	ACAS Business Loan LLC, 2004-1, a Delaware limited liability company (the “2004-1 LLC”). We are the sole regular member.

4)	ACAS Business Loan Trust 2004-1, a Delaware statutory trust. The 2004-1 LLC is the sole owner.

5)	ACAS Business Loan LLC, 2005-1, a Delaware limited liability company (the “2005-1 LLC”). We are the sole regular member.

6)	ACAS Business Loan Trust 2005-1, a Delaware statutory trust. The 2005-1 LLC is the sole owner.

7)	ACAS Business Loan LLC, 2006-1, a Delaware limited liability company (the “2006-1 LLC”). We are the sole regular member.

8)	ACAS Business Loan Trust 2006-1, a Delaware statutory trust. The 2006-1 LLC is the sole owner.

9)	ACAS Business Loan LLC, 2007-1, a Delaware limited liability company (the “2007-1 LLC”). We are the sole regular member.

10)	ACAS Business Loan Trust 2007-1, a Delaware statutory trust. The 2007-1 LLC is the sole owner.

11)	ACAS Master Business Loan LLC, a Delaware limited liability company (the “Master LLC”). We are the sole regular member.

12)	ACAS Business Loan Trust 2007-2, a Delaware statutory trust. The Master LLC is the sole owner.

13)	American Capital-Asia, Ltd., a Delaware corporation; we own 100% of the stock.

14)	Capital Placement Holdings, Inc., a Delaware corporation; we own 100% of the stock.

Other Controlled Entities

We have also established certain limited purpose entities to facilitate certain portfolio transactions. In addition, we may be deemed to control certain portfolio companies. See “Portfolio Companies” in the prospectus.

Item 29. Number of Holders of Securities

The following table sets forth the number of record holders of our securities at August 12, 2009.

Title of Class	Number of Record Holders
Common Stock, par value $0.01 per share	956
Preferred Stock, par value $0.01 per share	0
Debt Securities	1

Item 30. Indemnification

The Delaware General Corporation Law (Section 102) allows a corporation to eliminate the personal liability of directors of a corporation to the corporation or to any of its shareholders for monetary damage for a breach of his fiduciary duty as a director, except in the case where the director breached his duty of loyalty, failed to act in good faith, engaged in intentional misconduct or knowingly violated a law, authorized the payment of a dividend or approved a stock repurchase in violation of Delaware corporate law or obtained an improper personal benefit. Our Third Amended and Restated Certificate of Incorporation, as amended, contains a provision that eliminates directors’ personal liability as set forth above, except in cases of a director’s willful misfeasance, bad faith, gross negligence or reckless disregard of such director’s duties involved in the conduct of the office of director.

The Delaware General Corporation Law (Section 145) gives Delaware corporations broad powers to indemnify their present and former directors and officers and those of affiliated corporations against expenses incurred in the defense of any lawsuit to which they are made parties by reason of being or having been such directors or officers, subject to specified conditions and exclusions, gives a director or officer who successfully defends an action the right to be so indemnified. Such indemnification is not exclusive of any other right to which those indemnified may be entitled under any bylaw, agreement, vote of shareholders or otherwise. Our Third Amended and Restated Certificate of Incorporation, as amended, provides for indemnification authorized by Section 145 of the Delaware General Corporation Law, except to the extent that a person has committed willful misfeasance, bad faith, gross negligence or reckless disregard in the conduct of such person’s duties to or for us.

See Article VII of our Third Amended and Restated Certificate of Incorporation, as amended, and Section VI of our Second Amended and Restated Bylaws.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”) may be permitted to our directors, officers and controlling persons pursuant to the provisions described above, or otherwise, we have been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by us of expenses incurred or paid by a director, officer or controlling person in the successful defense of an action, suit or proceeding) is asserted by a director, officer or controlling person in connection with the securities being registered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by us is against public policy as expressed in the Securities Act and will be governed by the final adjudication of the court of the issue.

Item 31. Business and Other Connections of Investment Adviser

Not applicable.

Item 32. Location of Accounts and Records

We will maintain at our principal office physical possession of each account, book or other document required to be maintained by Section 31(a) of the 1940 Act.

Item 33. Management Services

Not Applicable.

Item 34. Undertakings

We hereby undertake:

(1) to suspend the offering of shares until the prospectus is amended if (i) subsequent to the effective date of this registration statement, our net asset value declines more than ten percent from our net asset value as of the effective date of this registration statement (ii) our net asset value increases to an amount greater than its net proceeds as stated in the prospectus;

(2) to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i) to include any prospectus required by Section 10(a) (3) of the Securities Act;

(ii) to reflect in the prospectus any facts or events arising after the effective date of this registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in this registration statement.

(3) that, for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by us under Rule 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective;

(4) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(5) that, for the purpose of determining any liabilities under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

(6) to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

Subject to the terms and conditions of Section 15(d) of the Exchange Act, we hereby undertake to file with the Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bethesda and State of Maryland, on the 19th day of August, 2009.

AMERICAN CAPITAL, LTD.
By:
/s/ SAMUEL A. FLAX
Samuel A. Flax Executive Vice President, General Counsel, Chief Compliance Officer and Secretary

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities and on the dates indicated:

Name	Title	Date

* Malon Wilkus	Chairman and Chief Executive Officer and President	August 19, 2009

* John R. Erickson	President, Structured Finance and Chief Financial Officer (Principal Financial Officer)	August 19, 2009

* Mary C. Baskin	Director	August 19, 2009

* Neil M. Hahl	Director	August 19, 2009

* Philip R. Harper	Director	August 19, 2009

* John A. Koskinen	Director	August 19, 2009

* Stan Lundine	Director	August 19, 2009

* Alvin N. Puryear	Director	August 19, 2009

*By:	/s/ Samuel A. Flax
Attorney-in-fact

Exhibit List

2.a.	American Capital, Ltd. Third Amended and Restated Certificate of Incorporation.

2.h.1.	Form of Underwriting Agreement.

2.h.2.	Form of Underwriting Agreement for Debt Securities.

2.k.8	First Amendment to Credit Agreement, dated December 7, 2007.

2.n.1.	Consent of Ernst & Young LLP.

2.n.2	Opinion of Ernst & Young LLP, independent registered accounting firm, regarding “Senior Securities” table contained herein.

2.n.3	Opinion and Consent of Arnold & Porter LLP.

24.	Power of Attorney of directors and officers.